UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 070302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

Notice to Former Shareholders of

MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

At a meeting held on April 21, 2017, shareholders of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund approved a proposal to reorganize each of these Funds into MainStay Epoch U.S. Equity Yield Fund effective on May 8, 2017. A MainStay ICAP Funds Semiannual Report for the period ended April 30, 2017, will be available to former shareholders by June 29, 2017, without charge, on the MainStay Funds website, mainstayinvestments.com, or upon request by calling 800-MAINSTAY (624-6782).

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class[2]	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	3.65 9.69%	6.22 12.41%	10.83 12.09%	13.17 13.95%	1.03 1.03%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	3.55 9.57	6.03 12.21	10.67 11.93	10.53 11.37	1.26 1.26
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	8.14 9.14	10.42 11.42	11.12 11.12	10.56 10.56	2.01 2.01
Class I Shares	No Sales Charge		12/3/2008	9.81	12.69	12.35	14.27	0.78

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	Performance figures for Class B, Class R1, Class R2, Class R3, and Class R6 are not included in the performance table because there was no performance for these share classes of the Fund during the period. The inception date for these share classes of the Fund is May 8, 2017, which coincides with the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund. For more information on these share classes and the reorganization, please refer to Note II of the notes to the financial statements.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Value Index[4]	11.69%	16.55%	13.32%	13.82%
Russell 1000® Index[5]	13.46	18.03	13.63	15.54
Average Lipper Multi-Cap Core Fund[6]	13.06	16.57	11.98	14.90

4.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,096.90	$5.88	$1,019.20	$5.66	1.13%

Investor Class Shares	$1,000.00	$1,095.70	$6.70	$1,018.40	$6.46	1.29%

Class C Shares	$1,000.00	$1,091.40	$10.58	$1,014.70	$10.19	2.04%

Class I Shares	$1,000.00	$1,098.10	$4.58	$1,020.43	$4.41	0.88%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Multi-Utilities	7.7%
Electric Utilities	7.0
Tobacco	6.2
Semiconductors & Semiconductor Equipment	5.3
Aerospace & Defense	5.0
Oil, Gas & Consumable Fuels	4.9
Diversified Telecommunication Services	4.1
Household Products	3.9
Banks	3.8
Pharmaceuticals	3.8
Beverages	3.5
Real Estate Investment Trusts	3.5
Insurance	3.4
Food Products	2.7
Industrial Conglomerates	2.6
Commercial Services & Supplies	2.4
IT Services	2.4
Electrical Equipment	2.3
Software	2.2
Biotechnology	1.9

Capital Markets	1.9%
Chemicals	1.9
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.6
Wireless Telecommunication Services	1.5
Communications Equipment	1.3
Media	1.3
Technology Hardware, Storage & Peripherals	1.3
Air Freight & Logistics	1.0
Containers & Packaging	0.9
Distributors	0.9
Specialty Retail	0.9
Health Care Providers & Services	0.8
Automobiles	0.7
Health Care Equipment & Supplies	0.7
Short-Term Investment	2.7
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Philip Morris International, Inc.

2.	Reynolds American, Inc.

3.	AbbVie, Inc.

4.	Duke Energy Corp.

5.	Kimberly-Clark Corp.
6.	Altria Group, Inc.

7.	WEC Energy Group, Inc.

8.	AT&T, Inc.

9.	3M Co.

10.	Welltower, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 9.69% for Class A shares, 9.57% for Investor Class shares and 9.14% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 9.81%. For the six months ended April 30, 2017, all share classes underperformed the 11.69% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark; the 13.46% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark; and the 13.06% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Although the Fund trailed the Russell 1000® Value Index during the six months ended April 30, 2017, the diversified group of companies held by the Fund continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The largest detractor from the Fund’s relative performance was an underweight position in the financials sector. This was partially offset by the Fund’s underweight position in the energy sector.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that provided the most significant contributions to the Fund’s relative performance were energy, health care, real estate and industrials. (Contributions take weightings and total returns into account.) The sectors that were particularly weak were financials, telecommunications and materials. The Fund’s cash position also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the most substantial contributions to the Fund’s absolute performance were CME Group, Reynolds American and AbbVie. CME Group operates exchanges for the trading of futures and options on commodities and financial instruments. The company also provides clearing and settlement services as well as market data services. The shares advanced after the U.S. election as trading volumes improved for commodity and interest-rate products; and recent data have indicated that trading volume growth continued during the reporting period. CME Group had a strong balance sheet and remained committed to an attractive dividend policy, which included the payment of an annual variable fifth dividend in addition to regular quarterly dividends. U.S. tobacco company Reynolds American continued to benefit from its total tobacco portfolio approach. Management was keenly focused on innovation and building sustainable growth. Pricing power, cost savings and relatively low capital expenditures have driven attractive cash flow generation for the entire tobacco space. We believe that Reynolds is well positioned to take advantage of the strong industry fundamentals and the company’s increased exposure to the growing premium and menthol segments. In addition, the stock reacted favorably to the proposed merger with British American Tobacco. Reynolds continued to return cash to shareholders through an attractive and growing dividend. AbbVie is a global pharmaceutical company that is based in the United States. While the health care sector generally traded higher during the reporting period, AbbVie’s shares have been helped by continued momentum for the franchise drug Humira, as well as encouraging uptake of the blood cancer drug Imbruvica. The company paid an attractive and growing dividend that was well-covered by free cash flow. AbbVie also regularly repurchased shares.

Among the stocks that detracted the most from the Fund’s absolute performance were Qualcomm, Occidental Petroleum and Vodafone. Qualcomm is a market leader in 3G, 4G and next-generation wireless technologies. The company’s stock price was adversely affected by a lawsuit from Apple, which takes issue on size and the way in which royalty rates are calculated and determined. During April, Qualcomm confirmed that royalties were being withheld by contract manufacturers and Apple declared that it would cease paying contract manufacturers for Qualcomm’s patents until the dispute was resolved. As a result, Qualcomm reduced guidance for the full year. The company remained on track to close its pending acquisition of industrial- and automotive-focused company NXP. Qualcomm has paid a growing dividend that remained covered even without Apple payments. The company has also maintained its share repurchase program. Occidental Petroleum is an international oil & gas exploration & production company that explores, produces and markets crude oil and natural gas around the globe. The company also owns midstream, marketing and chemical assets that provide cash flow diversification. After reacting positively to the December 2016 agreement between OPEC and non-OPEC oil-producing countries such as Russia to cut global oil production, the company’s shares gave back their gains as oil prices fell during the first quarter of 2017. While Occidental’s acquisition of Permian-basin assets supplemented the company’s existing assets and

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

increased leverage to oil-price upside, the acquisition weighed on Occidental’s shares as oil prices fell. The company remained committed to returning cash to shareholders through an attractive dividend. Vodafone is a provider of telecommunication services in Europe, Asia and Africa. Vodafone underperformed on investor concerns about competition in India from new entrant Reliance Jio. Vodafone has announced a joint venture in India with Idea that may create a market leader with strong potential in India despite heightened competition. Excluding India, Vodafone’s results remained largely positive and management reconfirmed the company’s long-term free cash flow targets. The company remained committed to growing free cash flow, and Vodafone recently raised its dividend.

Did the Fund make any significant purchases or sales during the reporting period?

Among the positions the Fund added during the reporting period was a position in self-storage real estate investment trust (REIT) Public Storage. During the reporting period, the Fund eliminated several positions, among them oil, gas & consumable fuels company Spectra Energy and gas utility WGL Holdings.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, the most significant exposure increases were in the information technology and consumer staples sectors. Over the same period, the most significant exposure reductions were in the industrials and utilities sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund remained overweight relative to the Russell 1000® Value Index in the consumer staples, utilities and industrials sectors. As of the same date, the Fund’s most substantially underweight positions were in the financials and energy sectors. The Fund continues to seek attractive returns through a diversified group of companies that we believe are focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 97.0%†
Aerospace & Defense 5.0%
Boeing Co.	8,774	$1,621,698
General Dynamics Corp.	7,521	1,457,495
Lockheed Martin Corp.	6,916	1,863,516
Raytheon Co.	9,679	1,502,278
United Technologies Corp.	11,673	1,388,970

		7,833,957

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	14,650	1,574,289

Automobiles 0.7%
Daimler A.G., Sponsored ADR	14,963	1,116,913

Banks 3.8%
Commonwealth Bank of Australia, Sponsored ADR	12,143	795,002
M&T Bank Corp.	8,931	1,387,967
People’s United Financial, Inc.	61,576	1,075,733
U.S. Bancorp	27,497	1,410,046
Wells Fargo & Co.	22,170	1,193,633

		5,862,381

Beverages 3.5%
Coca-Cola Co.	36,272	1,565,137
Coca-Cola European Partners PLC	31,571	1,219,272
Molson Coors Brewing Co. Class B	14,650	1,404,789
PepsiCo., Inc.	11,594	1,313,368

		5,502,566

Biotechnology 1.9%
♦AbbVie, Inc.	45,594	3,006,468

Capital Markets 1.9%
BlackRock, Inc.	3,995	1,536,357
CME Group, Inc.	12,477	1,449,703

		2,986,060

Chemicals 1.9%
Agrium, Inc.	9,636	905,110
Dow Chemical Co.	32,668	2,051,550

		2,956,660

Commercial Services & Supplies 2.4%
Deluxe Corp.	15,713	1,129,922
Republic Services, Inc.	17,815	1,122,167
Waste Management, Inc.	20,518	1,493,300

		3,745,389

Communications Equipment 1.3%
Cisco Systems, Inc.	60,714	2,068,526

	Shares	Value
Containers & Packaging 0.9%
Bemis Co., Inc.	31,728	$1,425,539

Distributors 0.9%
Genuine Parts Co.	15,120	1,391,342

Diversified Telecommunication Services 4.1%
♦AT&T, Inc.	68,568	2,717,350
CenturyLink, Inc.	45,475	1,167,343
Verizon Communications, Inc.	55,465	2,546,398

		6,431,091

Electric Utilities 7.0%
♦Duke Energy Corp.	36,428	3,005,310
Entergy Corp.	29,534	2,252,263
Eversource Energy	35,096	2,084,702
PPL Corp.	67,216	2,561,602
Southern Co.	21,857	1,088,479

		10,992,356

Electrical Equipment 2.3%
Eaton Corp. PLC	23,737	1,795,467
Emerson Electric Co.	28,359	1,709,480

		3,504,947

Food & Staples Retailing 1.7%
CVS Health Corp.	12,848	1,059,189
Wal-Mart Stores, Inc.	22,092	1,660,877

		2,720,066

Food Products 2.7%
Campbell Soup Co.	29,848	1,717,454
Kraft Heinz Co.	28,359	2,563,370

		4,280,824

Health Care Equipment & Supplies 0.7%
Medtronic PLC	13,945	1,158,690

Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	6,695	1,170,822

Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	19,507	862,014
McDonald’s Corp.	11,986	1,677,201

		2,539,215

Household Products 3.9%
Colgate-Palmolive Co.	11,908	857,852
♦Kimberly-Clark Corp.	22,954	2,978,281
Procter & Gamble Co.	25,226	2,202,987

		6,039,120

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 2.6%
♦3M Co.	13,866	$2,715,379
Honeywell International, Inc.	9,871	1,294,483

		4,009,862

Insurance 3.4%
Allianz S.E., Sponsored ADR	69,018	1,311,963
Arthur J. Gallagher & Co.	40,815	2,277,885
Marsh & McLennan Cos., Inc.	22,797	1,689,942

		5,279,790

IT Services 2.4%
Automatic Data Processing, Inc.	21,544	2,251,132
Paychex, Inc.	25,774	1,527,883

		3,779,015

Media 1.3%
Regal Entertainment Group Class A	49,119	1,084,056
Time Warner, Inc.	9,087	902,067

		1,986,123

Multi-Utilities 7.7%
Ameren Corp.	48,884	2,673,466
CMS Energy Corp.	43,792	1,988,157
Dominion Resources, Inc.	26,244	2,032,073
NiSource, Inc.	46,534	1,128,449
Vectren Corp.	25,304	1,503,564
♦WEC Energy Group, Inc.	45,751	2,768,850

		12,094,559

Oil, Gas & Consumable Fuels 4.9%
Enterprise Products Partners, L.P.	80,694	2,204,560
Exxon Mobil Corp.	19,428	1,586,296
Occidental Petroleum Corp.	31,963	1,967,003
Royal Dutch Shell PLC Class A, Sponsored ADR	36,742	1,917,565

		7,675,424

Pharmaceuticals 3.8%
Johnson & Johnson	19,115	2,360,129
Merck & Co., Inc.	25,382	1,582,060
Pfizer, Inc.	57,728	1,958,134

		5,900,323

Real Estate Investment Trusts 3.5%
Iron Mountain, Inc.	48,884	1,699,208
Public Storage	5,249	1,099,035
♦Welltower, Inc.	37,923	2,709,219

		5,507,462

Semiconductors & Semiconductor Equipment 5.3%
Analog Devices, Inc.	17,940	1,367,028
Intel Corp.	32,825	1,186,624
Microchip Technology, Inc.	15,242	1,151,990
QUALCOMM, Inc.	40,502	2,176,577
Texas Instruments, Inc.	30,161	2,388,148

		8,270,367

	Shares	Value
Software 2.2%
Microsoft Corp.	32,120	$2,198,935
Oracle Corp.	27,732	1,246,831

		3,445,766

Specialty Retail 0.9%
Home Depot, Inc.	8,461	1,320,762

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	14,258	2,048,162

Tobacco 6.2%
♦Altria Group, Inc.	39,954	2,867,898
♦Philip Morris International, Inc.	30,631	3,395,140
♦Reynolds American, Inc.	52,566	3,390,507

		9,653,545

Wireless Telecommunication Services 1.5%
Vodafone Group PLC, Sponsored ADR	88,614	2,320,801

Total Common Stocks (Cost $139,757,302)		151,599,182

	Principal Amount
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $4,289,137 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $4,330,000 and a Market Value of $4,379,037)	$4,289,105	4,289,105

Total Short-Term Investment (Cost $4,289,105)		4,289,105

Total Investments (Cost $144,046,407) (a)	99.7%	155,888,287
Other Assets, Less Liabilities	0.3	424,021
Net Assets	100.0%	$156,312,308

(a)	As of April 30, 2017, cost was $144,099,859 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$13,261,180
Gross unrealized depreciation	(1,472,752)

Net unrealized appreciation	$11,788,428

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$151,599,182	$—	$—	$151,599,182
Short-Term Investment
Repurchase Agreement	—	4,289,105	—	4,289,105

Total Investments in Securities	$151,599,182	$4,289,105	$—	$155,888,287

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $144,046,407)	$155,888,287
Cash	192
Receivables:
Investment securities sold	775,123
Fund shares sold	460,966
Dividends and interest	229,274
Other assets	38,194

Total assets	157,392,036

Liabilities
Payables:
Investment securities purchased	906,615
Manager (See Note 3)	88,442
Professional fees	35,912
NYLIFE Distributors (See Note 3)	15,770
Transfer agent (See Note 3)	11,508
Custodian	8,246
Fund shares redeemed	7,084
Shareholder communication	4,359
Accrued expenses	1,792

Total liabilities	1,079,728

Net assets	$156,312,308

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,114
Additional paid-in capital	141,734,901

141,745,015
Undistributed net investment income	185,064
Accumulated net realized gain (loss) on investments	2,540,349
Net unrealized appreciation (depreciation) on investments	11,841,880

Net assets	$156,312,308

Class A
Net assets applicable to outstanding shares	$34,410,270

Shares of beneficial interest outstanding	2,235,198

Net asset value per share outstanding	$15.39
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.29

Investor Class
Net assets applicable to outstanding shares	$3,849,347

Shares of beneficial interest outstanding	251,102

Net asset value per share outstanding	$15.33
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.22

Class C
Net assets applicable to outstanding shares	$9,766,713

Shares of beneficial interest outstanding	654,724

Net asset value and offering price per share outstanding	$14.92

Class I
Net assets applicable to outstanding shares	$108,285,978

Shares of beneficial interest outstanding	6,972,636

Net asset value and offering price per share outstanding	$15.53

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,093,922
Interest	1,261
Other income	97

Total income	2,095,280

Expenses
Manager (See Note 3)	459,886
Distribution/Service—Class A (See Note 3)	41,205
Distribution/Service—Investor Class (See Note 3)	4,225
Distribution/Service—Class C (See Note 3)	47,081
Transfer agent (See Note 3)	39,788
Registration	37,330
Professional fees	27,169
Shareholder communication	7,588
Custodian	6,556
Trustees	1,432
Miscellaneous	5,773

Total expenses	678,033

Net investment income (loss)	1,417,247

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,593,841
Net change in unrealized appreciation (depreciation) on investments	7,722,232

Net realized and unrealized gain (loss) on investments	10,316,073

Net increase (decrease) in net assets resulting from operations	$11,733,320

(a)	Dividends recorded net of foreign withholding taxes in the amount of $15,837.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,417,247	$1,197,660
Net realized gain (loss) on investments	2,593,841	335,748
Net change in unrealized appreciation (depreciation) on investments	7,722,232	1,030,399

Net increase (decrease) in net assets resulting from operations	11,733,320	2,563,807

Dividends and distributions to shareholders:
From net investment income:
Class A	(310,108)	(316,115)
Investor Class	(28,877)	(37,503)
Class C	(48,477)	(55,226)
Class I	(874,420)	(685,967)

	(1,261,882)	(1,094,811)

From net realized gain on investments:
Class A	(136,877)	(485,636)
Investor Class	(12,612)	(74,090)
Class C	(40,260)	(145,357)
Class I	(279,635)	(255,774)

	(469,384)	(960,857)

Total dividends and distributions to shareholders	(1,731,266)	(2,055,668)

Capital share transactions:
Net proceeds from sale of shares	57,605,477	93,365,734
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,693,273	2,011,894
Cost of shares redeemed	(14,961,859)	(18,512,895)

Increase (decrease) in net assets derived from capital share transactions	44,336,891	76,864,733

Net increase (decrease) in net assets	54,338,945	77,372,872

Net Assets
Beginning of period	101,973,363	24,600,491

End of period	$156,312,308	$101,973,363

Undistributed net investment income at end of period	$185,064	$29,699

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$14.23	$14.06		$14.55	$13.57	$13.56	$12.68

Net investment income (loss) (a)	0.15	0.29		0.33	0.28	0.26	0.12
Net realized and unrealized gain (loss) on investments	1.21	0.69		(0.04)	1.66	2.53	1.47

Total from investment operations	1.36	0.98		0.29	1.94	2.79	1.59

Less dividends and distributions:
From net investment income	(0.14)	(0.26)		(0.33)	(0.39)	(0.10)	(0.04)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.20)	(0.81)		(0.78)	(0.96)	(2.78)	(0.71)

Net asset value at end of period	$15.39	$14.23		$14.06	$14.55	$13.57	$13.56

Total investment return (b)	9.69%	7.43%		2.06%	15.14%	25.99%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%††	2.04	%(c)	2.36%	2.05%	2.07%	0.89%
Net expenses	1.13%††	1.16	%(d)	1.24%	1.26%	1.32%	1.31	%(e)
Expenses (before waiver/reimbursement)	1.13%††	1.33%		1.76%	1.63%	2.03%	1.62	%(e)
Portfolio turnover rate	8%	14%		19%	16%	39%	50%
Net assets at end of period (in 000’s)	$34,410	$26,701		$12,473	$10,219	$7,272	$1,090

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$14.17	$14.01		$14.50	$13.52	$13.54	$12.66

Net investment income (loss) (a)	0.14	0.27		0.32	0.25	0.25	0.13
Net realized and unrealized gain (loss) on investments	1.21	0.68		(0.05)	1.65	2.53	1.46

Total from investment operations	1.35	0.95		0.27	1.90	2.78	1.59

Less dividends and distributions:
From net investment income	(0.13)	(0.24)		(0.31)	(0.35)	(0.12)	(0.04)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.19)	(0.79)		(0.76)	(0.92)	(2.80)	(0.71)

Net asset value at end of period	$15.33	$14.17		$14.01	$14.50	$13.52	$13.54

Total investment return (b)	9.57%	7.30%		1.86%	14.86%	25.95%	13.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%††	1.92	%(c)	2.26%	1.85%	2.05%	1.02%
Net expenses	1.29%††	1.34	%(d)	1.35%	1.46%	1.47%	1.21	%(e)
Expenses (before waiver/reimbursement)	1.29%††	1.51%		1.87%	1.83%	2.18%	1.50	%(e)
Portfolio turnover rate	8%	14%		19%	16%	39%	50%
Net assets at end of period (in 000’s)	$3,849	$2,861		$1,869	$1,610	$1,193	$444

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$13.80	$13.66		$14.16	$13.18	$13.34	$12.53

Net investment income (loss) (a)	0.09	0.15		0.20	0.15	0.15	0.03
Net realized and unrealized gain (loss) on investments	1.16	0.69		(0.04)	1.62	2.47	1.45

Total from investment operations	1.25	0.84		0.16	1.77	2.62	1.48

Less dividends and distributions:
From net investment income	(0.07)	(0.15)		(0.21)	(0.22)	(0.10)	—
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.13)	(0.70)		(0.66)	(0.79)	(2.78)	(0.67)

Net asset value at end of period	$14.92	$13.80		$13.66	$14.16	$13.18	$13.34

Total investment return (b)	9.14%	6.55%		1.13%	14.08%	24.84%	12.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%††	1.09	%(c)	1.45%	1.10%	1.24%	0.23%
Net expenses	2.04%††	2.07	%(d)	2.10%	2.21%	2.22%	1.98	%(e)
Expenses (before waiver/reimbursement)	2.04%††	2.24%		2.62%	2.58%	2.93%	2.23	%(e)
Portfolio turnover rate	8%	14%		19%	16%	39%	50%
Net assets at end of period (in 000’s)	$9,767	$8,416		$3,762	$2,612	$1,280	$393

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.08%.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$14.35	$14.17		$14.67	$13.68	$13.62	$12.75

Net investment income (loss) (a)	0.17	0.31		0.38	0.32	0.39	0.14
Net realized and unrealized gain (loss) on investments	1.23	0.72		(0.07)	1.67	2.45	1.48

Total from investment operations	1.40	1.03		0.31	1.99	2.84	1.62

Less dividends and distributions:
From net investment income	(0.16)	(0.30)		(0.36)	(0.43)	(0.10)	(0.08)
From net realized gain on investments	(0.06)	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.22)	(0.85)		(0.81)	(1.00)	(2.78)	(0.75)

Net asset value at end of period	$15.53	$14.35		$14.17	$14.67	$13.68	$13.62

Total investment return (b)	9.81%	7.76%		2.23%	15.42%	26.36%	13.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%††	2.18	%(c)	2.67%	2.32%	3.15%	1.06%
Net expenses	0.88%††	0.87	%(d)	0.99%	1.01%	1.07%	1.05	%(e)
Expenses (before waiver/reimbursement)	0.88%††	1.04%		1.51%	1.38%	1.78%	1.10	%(e)
Portfolio turnover rate	8%	14%		19%	16%	39%	50%
Net assets at end of period (in 000’s)	$108,286	$63,995		$6,496	$7,618	$7,892	$37,430

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.89%.
(e)	Net of interest expense of less than 0.01%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers ten classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017. Class T shares were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class B, Class R1, Class R2, Class R3, Class R6 and Class T had no investment operations.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge.

Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on

19

Notes to Financial Statements (Unaudited) (continued)

comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

20	MainStay Epoch U.S. Equity Yield Fund

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities

21

Notes to Financial Statements (Unaudited) (continued)

experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. Prior to May 8, 2017, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; and 0.69% in excess of $500 million. During the six-month period ended April 30, 2017, the effective management fee rate was 0.70%.

Prior to March 25, 2016, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expired on March 1, 2017.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $459,886.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A,

22	MainStay Epoch U.S. Equity Yield Fund

Investor Class, Class T and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities. In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,575 and $3,282, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $463.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$7,414
Investor Class	3,480
Class C	9,669
Class I	19,225

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$1,094,811
Long-Term Capital Gain	960,857
Total	$2,055,668

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

23

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $54,649 and $10,557, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	829,588	$12,209,157
Shares issued to shareholders in reinvestment of dividends and distributions	28,049	416,041
Shares redeemed	(308,298)	(4,649,128)

Net increase (decrease) in shares outstanding before conversion	549,339	7,976,070
Shares converted into Class A (See Note 1)	10,276	158,634
Shares converted from Class A (See Note 1)	(200,524)	(3,011,991)

Net increase (decrease)	359,091	$5,122,713

Year ended October 31, 2016:
Shares sold	1,278,336	$18,296,625
Shares issued to shareholders in reinvestment of dividends and distributions	57,539	777,062
Shares redeemed	(376,967)	(5,272,945)

Net increase (decrease) in shares outstanding before conversion	958,908	13,800,742
Shares converted into Class A (See Note 1)	37,852	535,694
Shares converted from Class A (See Note 1)	(7,998)	(114,980)

Net increase (decrease)	988,762	$14,221,456

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	62,930	$936,470
Shares issued to shareholders in reinvestment of dividends and distributions	2,780	41,133
Shares redeemed	(11,241)	(167,567)

Net increase (decrease) in shares outstanding before conversion	54,469	810,036
Shares converted into Investor Class (See Note 1)	5,096	78,324
Shares converted from Investor Class (See Note 1)	(10,317)	(158,634)

Net increase (decrease)	49,248	$729,726

Year ended October 31, 2016:
Shares sold	119,219	$1,683,127
Shares issued to shareholders in reinvestment of dividends and distributions	8,242	110,250
Shares redeemed	(27,850)	(388,157)

Net increase (decrease) in shares outstanding before conversion	99,611	1,405,220
Shares converted into Investor Class (See Note 1)	6,786	97,070
Shares converted from Investor Class (See Note 1)	(38,014)	(535,694)

Net increase (decrease)	68,383	$966,596

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	147,909	$2,115,118
Shares issued to shareholders in reinvestment of dividends and distributions	6,133	87,781
Shares redeemed	(109,312)	(1,587,256)

Net increase (decrease)	44,730	$615,643

Year ended October 31, 2016:
Shares sold	454,775	$6,350,615
Shares issued to shareholders in reinvestment of dividends and distributions	15,386	200,162
Shares redeemed	(135,503)	(1,813,068)

Net increase (decrease)	334,658	$4,737,709

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,807,025	$42,344,732
Shares issued to shareholders in reinvestment of dividends and distributions	76,359	1,148,318
Shares redeemed	(562,791)	(8,557,908)

Net increase (decrease) in shares outstanding before conversion	2,320,593	34,935,142
Shares converted into Class I (See Note 1)	193,769	2,933,667

Net increase (decrease)	2,514,362	$37,868,809

Year ended October 31, 2016:
Shares sold	4,697,335	$67,035,367
Shares issued to shareholders in reinvestment of dividends and distributions	65,148	924,420
Shares redeemed	(763,750)	(11,038,725)

Net increase (decrease) in shares outstanding before conversion	3,998,733	56,921,062
Shares converted into Class I (See Note 1)	1,232	17,910

Net increase (decrease)	3,999,965	$56,938,972

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

24	MainStay Epoch U.S. Equity Yield Fund

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At special meetings held on January 3 and 6, 2017, the Board approved certain changes to the MainStay ICAP Equity Fund (“Equity Fund”) and

MainStay ICAP Select Equity Fund (“Select Equity Fund,” and together with the Equity Fund, the “ICAP Funds”). Among other related proposals, the Board approved: (i) Agreements and Plans of Reorganization with respect to the Equity Fund and the Select Equity Fund, which provides for the reorganization of the ICAP Funds into the Fund; and (ii) the appointment of Epoch Investment Partners, Inc. to manage the ICAP Funds’ assets on an interim basis, and the related interim subadvisory agreement. The Board also approved an amended management fee schedule for the Fund to include additional breakpoints that will be effective upon the completion of the Reorganizations.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the

26	MainStay Epoch U.S. Equity Yield Fund

Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the

Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the

28	MainStay Epoch U.S. Equity Yield Fund

contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that it had previously approved New York Life Investments’ proposal to lower the Fund’s management fee and revise the Fund’s expense limitation arrangement to implement a lower limitation on expenses effective March 25, 2016. The Board also considered and approved New York Life Investments’ proposal to extend the Fund’s expense limitation arrangement to March 1, 2018.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736843 MS144-17	MSEUE10-06/17 (NYLIM) NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/15/2006	7.16 13.40%	6.72 12.93%	7.03 8.25%	2.91 3.49%	1.30 1.30%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	7.02 13.25	6.45 12.64	6.78 7.99	6.77 7.58	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	11.82 12.82	10.77 11.77	7.17 7.17	6.77 6.77	2.29 2.29
Class I Shares[3]	No Sales Charge		7/25/2005	13.46	13.20	8.52	3.94	1.05

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI World Index[4]	12.12%	14.65%	9.94%	3.92%
Average Lipper Global Large-Cap Core Fund[5]	11.61	13.70	9.26	4.29

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Global Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations, (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap core funds typically have average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,134.00	$7.14	$1,018.10	$6.76	1.35%

Investor Class Shares	$1,000.00	$1,132.50	$8.41	$1,016.90	$7.95	1.59%

Class C Shares	$1,000.00	$1,128.20	$12.35	$1,013.20	$11.68	2.34%

Class I Shares	$1,000.00	$1,134.60	$5.82	$1,019.30	$5.51	1.10%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

United States	60.8%
France	13.4
Japan	7.4
Germany	4.9
Belgium	3.2
Brazil	3.2
Republic of Korea	2.9

United Kingdom	2.3%
Switzerland	2.0
Canada	1.8
Other Assets, Less Liabilities	(1.9)

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Safran S.A.

2.	Visa, Inc. Class A

3.	Microsoft Corp.

4.	Allergan PLC

5.	Applied Materials, Inc.
6.	Sodexo S.A.

7.	Philip Morris International, Inc.

8.	Anheuser-Busch InBev S.A./N.V.

9.	AXA S.A.

10.	Walt Disney Co.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 13.40% for Class A shares, 13.25% for Investor Class shares and 12.82% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 13.46%. For the six months ended April 30, 2017, all share classes outperformed the 12.12% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 11.61% return of the Average Lipper2 Global Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The most substantial factor affecting relative performance was stock selection in the information technology sector. The Fund’s underweight position relative to the MSCI World Index in the energy sector also provided a substantial contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.) An underweight position and stock selection in financials offset some of the relative gains, as did stock selection in the telecommunication services sector. From a country perspective, stock selection in the United States also made a positive contribution to the Fund’s relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Sector weightings in the Fund are generally the result of our bottom-up stock selection process. During the reporting period, the information technology, consumer discretionary and consumer staples sectors were among the strongest positive contributors to the Fund’s relative performance. Over the same period, the financials and telecommunication services sectors and the Fund’s cash position were among the detractors from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were Universal Display, Samsung Electronics and Applied Materials. Universal Display is a developer and manufacturer of organic light emitting diode (OLED) technology used in display panels. The shares performed very well, advancing after the company posted solid results and investors continued to gain confidence in the significant untapped market potential for OLED adoption over LCD, which is the current industry standard. Samsung Electronics is the leading maker of memory chips with around 40% market share in both DRAM and NAND. Samsung is also a leading smartphone manufacturer and the dominant manufacturer of OLED displays, with greater than 90% share of a market that is anticipated to quadruple within three years. With the successful close of the company’s Harman acquisition in March 2017, Samsung now has inroads into the automotive electronics market, which may offer a third pillar of secular growth for the company. The shares continued to appreciate during the reporting period as results exceeded investor expectations on DRAM, NAND and OLED strength. Applied Materials makes equipment for the semiconductor manufacturing and LCD/OLED manufacturing industries. Capital intensity is rising in semiconductor manufacturing, which means that more equipment is needed to process the same amount of wafers. This is particularly acute in Applied Materials’ focus areas of deposition and etching on silicon wafers. The shares performed strongly during the reporting period, with results coming in above expectations. The company provided guidance for a very strong second quarter of 2017 and fiscal year 2017.

Among the most significant detractors from the Fund’s absolute performance were diversified telecommunication services company Cellnex, wireless telecommunication services company Vodafone and Italian gas utility Snam. The Fund’s positions in all of these companies were sold as we reallocated capital into stocks which, in our view, presented a better trade-off between risk and reward.

Did the Fund make any significant purchases or sales during the reporting period?

We added several positions to the Fund during the reporting period. Among the significant additions were technology hardware, storage & peripherals company Apple; consumer goods company Unilever; and financial services company Royal Bank of Canada. Over the same period, we eliminated several companies from the Fund. Among the significant sales were previously mentioned Cellnex, Vodafone and Snam. Other significant sales included industrial conglomerate General Electric; technology hardware, storage & peripherals company Seagate; and media company Time Warner.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

reduced its exposure to telecommunication services, consumer discretionary and health care, among others. Over the same period, the Fund increased exposure to industrials, consumer staples and financials, among others.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies focused on generating significant free cash flow and returning it to shareholders. Large deviations from the benchmark are expected given the concentrated nature of the Fund. As of April 30, 2017, the Fund’s most-significantly overweight position relative to the MSCI World Index was in the information technology sector. As of the same date, the Fund’s most-significantly underweight positions relative to the Index were in the financials and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 96.6%†
Belgium 3.2%
♦Anheuser-Busch InBev S.A./N.V. (Beverages)	53,428	$6,017,787

Brazil 3.2%
Cielo S.A. (IT Services)	771,110	5,854,902

Canada 1.8%
Royal Bank of Canada (Banks)	49,193	3,368,426

France 13.4%
♦AXA S.A. (Insurance)	224,150	5,984,522
BNP Paribas S.A. (Banks)	77,916	5,498,130
♦Safran S.A. (Aerospace & Defense)	85,732	7,099,344
♦Sodexo S.A. (Hotels, Restaurants & Leisure)	48,950	6,222,586

		24,804,582

Germany 4.9%
Bayer A.G. Registered (Pharmaceuticals)	42,237	5,226,594
Symrise A.G. (Chemicals)	53,830	3,768,600

		8,995,194

Japan 7.4%
Morinaga & Co., Ltd. (Food Products)	92,900	4,391,864
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	100,900	4,316,592
Suzuki Motor Corp. (Automobiles)	117,600	4,907,604

		13,616,060

Republic of Korea 2.9%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	5,399	5,296,419

Switzerland 2.0%
UBS Group A.G. Registered (Capital Markets)	212,740	3,634,754

United Kingdom 2.3%
Unilever PLC (Personal Products)	82,198	4,228,702

United States 55.5%
♦Allergan PLC (Pharmaceuticals)	26,431	6,445,464
Alphabet, Inc. Class C (Internet Software & Services) (a)	4,944	4,479,066
Apple, Inc. (Technology Hardware, Storage & Peripherals)	31,572	4,535,318
♦Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	156,313	6,347,871
Coherent, Inc. (Electronic Equipment, Instruments & Components) (a)	7,614	1,641,578

	Shares	Value

United States (continued)
Comcast Corp. Class A (Media)	146,620	$5,746,038
Danaher Corp. (Health Care Equipment & Supplies)	57,547	4,795,392
General Dynamics Corp. (Aerospace & Defense)	24,054	4,661,425
Home Depot, Inc. (Specialty Retail)	30,960	4,832,856
Johnson Controls International PLC (Building Products)	128,290	5,333,015
♦Microsoft Corp. (Software)	94,638	6,478,917
NextEra Energy, Inc. (Electric Utilities)	35,255	4,708,658
PayPal Holdings, Inc. (IT Services) (a)	112,994	5,392,074
♦Philip Morris International, Inc. (Tobacco)	54,550	6,046,322
Raytheon Co. (Aerospace & Defense)	29,528	4,583,041
TJX Cos., Inc. (Specialty Retail)	56,472	4,440,958
United Parcel Service, Inc. Class B (Air Freight & Logistics)	41,940	4,506,872
Universal Display Corp. (Electronic Equipment, Instruments & Components)	54,429	4,863,231
♦Visa, Inc. Class A (IT Services)	72,252	6,590,827
♦Walt Disney Co. (Media)	51,150	5,912,940

		102,341,863

Total Common Stocks (Cost $151,420,222)		178,158,689

	Principal Amount
Short-Term Investment 5.3%
Repurchase Agreement 5.3%
United States 5.3%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $9,769,727 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $9,855,000 and a Market Value of $9,966,608) (Capital Markets)	$9,769,654	9,769,654

Total Short-Term Investment (Cost $9,769,654)		9,769,654

Total Investments (Cost $161,189,876) (b)	101.9%	187,928,343
Other Assets, Less Liabilities	(1.9)	(3,474,331)
Net Assets	100.0%	$184,454,012

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $161,189,876 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$27,321,753
Gross unrealized depreciation	(583,286)

Net unrealized appreciation	$26,738,467

The following abbreviation is used in the preceding pages:

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$178,158,689	$—	$—	$178,158,689
Short-Term Investment
Repurchase Agreement	—	9,769,654	—	9,769,654

Total Investments in Securities	$178,158,689	$9,769,654	$—	$187,928,343

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$16,343,810	8.9%
Air Freight & Logistics	4,506,872	2.4
Automobiles	4,907,604	2.7
Banks	8,866,556	4.8
Beverages	6,017,787	3.3
Building Products	5,333,015	2.9
Capital Markets	13,404,408	7.3
Chemicals	3,768,600	2.0
Diversified Telecommunication Services	4,316,592	2.3
Electric Utilities	4,708,658	2.6
Electronic Equipment, Instruments & Components	6,504,809	3.5
Food Products	4,391,864	2.4
Health Care Equipment & Supplies	4,795,392	2.6
Hotels, Restaurants & Leisure	6,222,586	3.4
Insurance	5,984,522	3.3
Internet Software & Services	4,479,066	2.4
IT Services	17,837,803	9.7
Media	11,658,978	6.3
Personal Products	4,228,702	2.3
Pharmaceuticals	11,672,058	6.3
Semiconductors & Semiconductor Equipment	6,347,871	3.4
Software	6,478,917	3.5
Specialty Retail	9,273,814	5.0
Technology Hardware, Storage & Peripherals	9,831,737	5.3
Tobacco	6,046,322	3.3

	187,928,343	101.9
Other Assets, Less Liabilities	(3,474,331)	(1.9)

Net Assets	$184,454,012	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $161,189,876)	$187,928,343
Cash denominated in foreign currencies (identified cost $114)	114
Receivables:
Investment securities sold	1,184,291
Dividends and interest	161,450
Fund shares sold	583
Other assets	31,827

Total assets	189,306,608

Liabilities
Payables:
Investment securities purchased	4,653,194
Manager (See Note 3)	140,593
Professional fees	33,652
Shareholder communication	8,602
Fund shares redeemed	6,110
Custodian	4,192
Transfer agent (See Note 3)	3,089
NYLIFE Distributors (See Note 3)	2,273
Trustees	340
Accrued expenses	551

Total liabilities	4,852,596

Net assets	$184,454,012

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,433
Additional paid-in capital	162,302,813

162,312,246
Distributions in excess of net investment income	(43,934)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,544,535)
Net unrealized appreciation (depreciation) on investments	26,738,467
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(8,232)

Net assets	$184,454,012

Class A
Net assets applicable to outstanding shares	$4,532,373

Shares of beneficial interest outstanding	238,419

Net asset value per share outstanding	$19.01
Maximum sales charge (5.50% of offering price)	1.11

Maximum offering price per share outstanding	$20.12

Investor Class
Net assets applicable to outstanding shares	$690,557

Shares of beneficial interest outstanding	36,498

Net asset value per share outstanding	$18.92
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price per share outstanding	$20.02

Class C
Net assets applicable to outstanding shares	$1,509,039

Shares of beneficial interest outstanding	83,669

Net asset value and offering price per share outstanding	$18.04

Class I
Net assets applicable to outstanding shares	$177,722,043

Shares of beneficial interest outstanding	9,074,159

Net asset value and offering price per share outstanding	$19.59

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,327,918
Interest	1,553
Other income	117

Total income	1,329,588

Expenses
Manager (See Note 3)	868,521
Registration	30,974
Professional fees	29,737
Distribution/Service—Class A (See Note 3)	5,468
Distribution/Service—Investor Class (See Note 3)	854
Distribution/Service—Class C (See Note 3)	6,903
Custodian	10,028
Transfer agent (See Note 3)	9,650
Shareholder communication	8,876
Trustees	2,236
Miscellaneous	13,523

Total expenses	986,770

Net investment income (loss)	342,818

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,820,846
Foreign currency transactions	(93,318)

Net realized gain (loss) on investments and foreign currency transactions	3,727,528

Net change in unrealized appreciation (depreciation) on:
Investments	18,610,347
Translation of other assets and liabilities in foreign currencies	(5,054)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	18,605,293

Net realized and unrealized gain (loss) on investments and foreign currency transactions	22,332,821

Net increase (decrease) in net assets resulting from operations	$22,675,639

(a)	Dividends recorded net of foreign withholding taxes in the amount of $57,489.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$342,818	$1,771,635
Net realized gain (loss) on investments and foreign currency transactions	3,727,528	(8,062,751)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	18,605,293	(2,563,695)

Net increase (decrease) in net assets resulting from operations	22,675,639	(8,854,811)

Dividends and distributions to shareholders:
From net investment income:
Class A	(35,951)	(32,410)
Investor Class	(3,827)	(2,752)
Class I	(1,799,562)	(1,864,841)

	(1,839,340)	(1,900,003)

From net realized gain on investments:
Class A	—	(254,064)
Investor Class	—	(34,318)
Class C	—	(80,462)
Class I	—	(10,337,582)

	—	(10,706,426)

Total dividends and distributions to shareholders	(1,839,340)	(12,606,429)

Capital share transactions:
Net proceeds from sale of shares	2,190,130	14,664,886
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,800,650	12,361,802
Cost of shares redeemed	(16,737,773)	(72,281,752)

Increase (decrease) in net assets derived from capital share transactions	(12,746,993)	(45,255,064)

Net increase (decrease) in net assets	8,089,306	(66,716,304)

Net Assets
Beginning of period	176,364,706	243,081,010

End of period	$184,454,012	$176,364,706

Undistributed (distributions in excess of) net investment income at end of period	$(43,934)	$1,452,588

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$16.91	$18.75		$19.75	$20.39	$16.09	$14.25

Net investment income (loss) (a)	0.01	0.10		0.11	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.24	(0.96)		0.28	0.63	4.25	1.78
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	2.24	(0.87)		0.38	0.71	4.34	1.86

Less dividends and distributions:
From net investment income	(0.14)	(0.11)		(0.09)	(0.07)	(0.04)	(0.02)
From net realized gain on investments	—	(0.86)		(1.29)	(1.28)	—	—

Total dividends and distributions	(0.14)	(0.97)		(1.38)	(1.35)	(0.04)	(0.02)

Net asset value at end of period	$19.01	$16.91		$18.75	$19.75	$20.39	$16.09

Total investment return (b)	13.40%	(4.84%)		2.03%	3.60%	27.01%	13.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%††	0.55	% (c)	0.59%	0.47%	0.54%	0.63%
Net expenses	1.35%††	1.34	% (d)	1.34%	1.34%	1.38%	1.48%
Portfolio turnover rate	51%	70%		81%	101%	105%	91%
Net assets at end of period (in 000’s)	$4,532	$4,507		$5,561	$4,757	$6,219	$3,921

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$16.81		$18.64		$19.65	$20.31	$16.03	$14.21

Net investment income (loss) (a)	(0.01)		0.05		0.07	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	2.23		(0.94)		0.27	0.61	4.22	1.77
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	2.21		(0.90)		0.33	0.66	4.28	1.82

Less dividends and distributions:
From net investment income	(0.10)		(0.07)		(0.05)	(0.04)	(0.00)‡	—
From net realized gain on investments	—		(0.86)		(1.29)	(1.28)	—	—

Total dividends and distributions	(0.10)		(0.93)		(1.34)	(1.32)	(0.00)‡	—

Net asset value at end of period	$18.92		$16.81		$18.64	$19.65	$20.31	$16.03

Total investment return (b)	13.25%		(5.04%)		1.74%	3.33%	26.74%	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08	%)††	0.31	% (c)	0.35%	0.31%	0.38%	0.39%
Net expenses	1.59	% ††	1.58	% (d)	1.58%	1.59%	1.61%	1.71%
Portfolio turnover rate	51%		70%		81%	101%	105%	91%
Net assets at end of period (in 000’s)	$691		$674		$727	$618	$537	$303

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.59%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$15.99		$17.84		$18.94	$19.73	$15.68	$14.01

Net investment income (loss) (a)	(0.07)		(0.07)		(0.08)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.13		(0.91)		0.28	0.58	4.14	1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	2.05		(0.99)		0.19	0.49	4.05	1.67

Less distributions:
From net realized gain on investments	—		(0.86)		(1.29)	(1.28)	—	—

Net asset value at end of period	$18.04		$15.99		$17.84	$18.94	$19.73	$15.68

Total investment return (b)	12.82%		(5.78%)		1.04%	2.53%	25.83%	11.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.83	%)††	(0.45	%)(c)	(0.43%)	(0.41%)	(0.47%)	(0.36%)
Net expenses	2.34	% ††	2.33	% (d)	2.33%	2.34%	2.36%	2.46%
Portfolio turnover rate	51%		70%		81%	101%	105%	91%
Net assets at end of period (in 000’s)	$1,509		$1,396		$1,719	$1,261	$806	$342

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.34%.

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$17.45	$19.31		$20.30	$20.92	$16.50	$14.60

Net investment income (loss) (a)	0.04	0.15		0.16	0.16	0.15	0.12
Net realized and unrealized gain (loss) on investments	2.30	(0.99)		0.29	0.62	4.36	1.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	2.33	(0.85)		0.44	0.77	4.50	1.94

Less dividends and distributions:
From net investment income	(0.19)	(0.15)		(0.14)	(0.11)	(0.08)	(0.04)
From net realized gain on investments	—	(0.86)		(1.29)	(1.28)	—	—

Total dividends and distributions	(0.19)	(1.01)		(1.43)	(1.39)	(0.08)	(0.04)

Net asset value at end of period	$19.59	$17.45		$19.31	$20.30	$20.92	$16.50

Total investment return (b)	13.46%	(4.56%)		2.30%	3.82%	27.36%	13.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%††	0.83	% (c)	0.82%	0.80%	0.80%	0.80%
Net expenses	1.10%††	1.09	% (d)	1.09%	1.09%	1.13%	1.23%
Portfolio turnover rate	51%	70%		81%	101%	105%	91%
Net assets at end of period (in 000’s)	$177,722	$169,788		$235,074	$221,219	$185,789	$84,193

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.10%.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

19

Notes to Financial Statements (Unaudited) (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by

20	MainStay Epoch Global Choice Fund

independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

21

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.95% up to $500 million and 0.90% in excess of $500 million. During the six-month period ended April 30, 2017, the effective management fee rate was 0.98%. Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and facilities furnished at a 1.00% annual rate of average daily net assets of the Fund.

22	MainStay Epoch Global Choice Fund

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $868,521.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, and Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $139 and $116, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $5.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$178
Investor Class	843
Class C	1,701
Class I	6,928

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$1,900,092
Long-Term Capital Gain	10,706,337
Total	$12,606,429

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period

23

Notes to Financial Statements (Unaudited) (continued)

ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $87,256 and $101,912, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,889	$173,471
Shares issued to shareholders in reinvestment of dividends and distributions	1,816	30,784
Shares redeemed	(43,649)	(706,742)

Net increase (decrease) in shares outstanding before conversion	(31,944)	(502,487)
Shares converted into Class A (See Note 1)	2,212	40,816
Shares converted from Class A (See Note 1)	(1,686)	(29,793)

Net increase (decrease)	(28,046)	$(491,464)

Year ended October 31, 2016:
Shares sold	65,094	$1,123,209
Shares issued to shareholders in reinvestment of dividends and distributions	14,951	262,543
Shares redeemed	(109,914)	(1,901,979)

Net increase (decrease) in shares outstanding before conversion	(29,869)	(516,227)
Shares converted into Class A (See Note 1)	1,674	28,381
Shares converted from Class A (See Note 1)	(1,946)	(33,977)

Net increase (decrease)	(30,141)	$(521,823)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,607	$28,035
Shares issued to shareholders in reinvestment of dividends and distributions	222	3,760
Shares redeemed	(3,182)	(56,386)

Net increase (decrease) in shares outstanding before conversion	(1,353)	(24,591)
Shares converted from Investor Class (See Note 1)	(2,222)	(40,816)

Net increase (decrease)	(3,575)	$(65,407)

Year ended October 31, 2016:
Shares sold	7,679	$132,333
Shares issued to shareholders in reinvestment of dividends and distributions	2,109	36,881
Shares redeemed	(8,105)	(140,320)

Net increase (decrease) in shares outstanding before conversion	1,683	28,894
Shares converted into Investor Class (See Note 1)	1,099	19,303
Shares converted from Investor Class (See Note 1)	(1,682)	(28,381)

Net increase (decrease)	1,100	$19,816

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	16,237	$272,118
Shares redeemed	(19,878)	(327,468)

Net increase (decrease)	(3,641)	$(55,350)

Year ended October 31, 2016:
Shares sold	29,460	$491,614
Shares issued to shareholders in reinvestment of dividends and distributions	4,161	69,700
Shares redeemed	(42,641)	(680,030)

Net increase (decrease)	(9,020)	$(118,716)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	95,440	$1,716,506
Shares issued to shareholders in reinvestment of dividends and distributions	101,210	1,766,106
Shares redeemed	(856,318)	(15,647,177)

Net increase (decrease) in shares outstanding before conversion	(659,668)	(12,164,565)
Shares converted into Class I (See Note 1)	1,637	29,793

Net increase (decrease)	(658,031)	$(12,134,772)

Year ended October 31, 2016:
Shares sold	745,395	$12,917,730
Shares issued to shareholders in reinvestment of dividends and distributions	663,679	11,992,678
Shares redeemed	(3,851,498)	(69,559,423)

Net increase (decrease) in shares outstanding before conversion	(2,442,424)	(44,649,015)
Shares converted into Class I (See Note 1)	827	14,674

Net increase (decrease)	(2,441,597)	$(44,634,341)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus.

The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from Epoch and New York Life Investments regarding the Fund’s recent underperformance relative to peers and efforts to improve performance. The Board also considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain

26	MainStay Epoch Global Choice Fund

a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding the Fund’s contractual and net management fee. The Board considered and approved New York Life Investments’ proposal to reduce the Fund’s management fee. The Board also considered that, following discussions with the Board, New York Life Investments had proposed, and the Board had approved, a management fee breakpoint for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

28	MainStay Epoch Global Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737260 MS144-17	MSEGC10-06/17 (NYLIM) NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	2.58 8.55%	1.49 7.39%	7.14 8.36%	3.92 4.51%	1.11 1.11%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	2.59 8.56	1.56 7.47	7.13 8.35	8.19 9.01	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	7.20 8.20	5.70 6.70	7.55 7.55	8.22 8.22	1.86 1.86
Class I Shares[3]	No Sales Charge		12/27/2005	8.76	7.74	8.64	4.71	0.86
Class R2 Shares	No Sales Charge		2/28/2014	8.56	7.35	3.92	N/A	1.21
Class R3 Shares	No Sales Charge		2/29/2016	8.44	7.07	12.53	N/A	1.45
Class R6 Shares	No Sales Charge		6/17/2013	8.77	7.87	6.77	N/A	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI World Index[4]	12.12%	14.65%	9.94%	3.92%
Average Lipper Global Large-Cap Value Fund[5]	10.51	12.79	7.67	3.74

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Global Large-Cap Value Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,085.50	$5.79	$1,019.20	$5.61	1.12%

Investor Class Shares	$1,000.00	$1,085.60	$5.74	$1,019.30	$5.56	1.11%

Class C Shares	$1,000.00	$1,082.00	$9.60	$1,015.60	$9.30	1.86%

Class I Shares	$1,000.00	$1,087.60	$4.50	$1,020.50	$4.36	0.87%

Class R2 Shares	$1,000.00	$1,085.60	$6.31	$1,018.70	$6.11	1.22%

Class R3 Shares	$1,000.00	$1,084.40	$7.60	$1,017.50	$7.35	1.47%

Class R6 Shares	$1,000.00	$1,087.70	$3.83	$1,021.10	$3.71	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

United States	48.2%
United Kingdom	13.7
Germany	8.7
France	7.4
Canada	5.1
Switzerland	4.2
Australia	2.9
Italy	2.5

Norway	1.8%
Spain	1.5
Netherlands	1.3
Singapore	1.1
Sweden	0.7
Taiwan	0.7
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	BCE, Inc.

2.	PPL Corp.

3.	Welltower, Inc.

4.	Vodafone Group PLC

5.	AT&T, Inc.
6.	Verizon Communications, Inc.

7.	Philip Morris International, Inc.

8.	Duke Energy Corp.

9.	Altria Group, Inc.

10.	National Grid PLC

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 8.55% for Class A shares, 8.56% for Investor Class shares and 8.20% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 8.76%, Class R2 shares returned 8.56%, Class R3 shares returned 8.44% and Class R6 shares returned 8.77%. For the six months ended April 30, 2017, all share classes underperformed the 12.12% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 10.51% return of the Average Lipper2 Global Large-Cap Value Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI World Index resulted primarily from finding companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the reporting period.

The Fund’s overweight positions relative to the MSCI World Index in the telecommunication services and utilities sectors adversely affected the Fund’s relative performance. Stock selection in the consumer staples sector, on the other hand, was a significant and positive relative contributor. (Contributions take weightings and total returns into account.) Stock selection in industrials also contributed positively to the Fund’s relative performance. From a regional perspective, stock selection in the United States proved troublesome and detracted from relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were Siemens, Reynolds American and Philip Morris.

Siemens is a diversified German industrial company. The company’s shares traded higher on strong fundamental performance and an upward revision to guidance for the year ahead. During the reporting period, we believed that the company was well-positioned to participate in global markets for emerging power-generation technologies, such as wind power, as well as established products, such as turbines. Sales and order growth supported an outlook for continued growth in free cash flow to support the company’s attractive, growing annual dividend. The company has also continued to execute its multi-year share repurchase program.

U.S. tobacco company Reynolds American continued to benefit from its total tobacco portfolio approach. Management appears to be keenly focused on innovation and building sustainable growth. Pricing power, cost savings and relatively low capital expenditures drove attractive cash flow generation for the entire tobacco space. In our opinion, Reynolds is well positioned to take advantage of strong industry fundamentals and the company’s increased exposure to the growing premium and menthol segments. In addition, the stock reacted favorably to the proposed merger with British American Tobacco. Reynolds has continued to return cash to shareholders through an attractive and growing dividend.

Philip Morris is a U.S.-domiciled international tobacco company and the manufacturer of the largest international tobacco brand, Marlboro. Philip Morris continued to report solid results driven by strong pricing power. The pricing power of the tobacco industry has allowed for predictable revenue generation despite volume pressure. Investors have been increasingly excited about the next-generation products Philip Morris plans to offer. While still in the early stages, the company’s heat-not-burn product has shown strong trial conversions in markets where it has been available. The company has consistently generated attractive levels of free cash flow and has returned cash to shareholders through a significant and growing dividend.

Among the stocks that detracted from the Fund’s absolute performance the most were Qualcomm, Occidental Petroleum and Telstra.

Qualcomm is a market leader in 3G, 4G and next generation wireless technologies. The company’s stock price was adversely affected by a lawsuit from Apple, which takes issue on size and the way in which royalty rates are calculated and determined. During April, Qualcomm confirmed that royalties were being withheld by contract manufacturers and Apple declared that it would cease paying contract manufacturers for Qualcomm’s patents until the dispute was resolved. As a result, Qualcomm reduced guidance for the full year. The company remains on track to close its pending acquisition of industrial- and automotive-focused company NXP. Qualcomm has paid a growing dividend that remains covered even without Apple payments. The company has also maintained its share repurchase program.

Occidental Petroleum is an international oil & gas exploration & production company that explores, produces and markets crude oil and natural gas around the globe. The company also owns midstream, marketing and chemical assets that provide cash

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

flow diversification. After reacting positively to the December 2016 agreement between OPEC and non-OPEC oil-producing countries, such as Russia, to cut global oil production, the company’s shares gave back their gains as oil prices fell during the first quarter of 2017. While Occidental’s acquisition of Permian-basin assets supplemented the company’s existing assets and increased leverage to oil-price upside, the acquisition weighed on Occidental’s shares as oil prices fell. The company has remained committed to returning cash to shareholders through an attractive dividend.

Telecommunication services company Telstra is the dominant fixed and mobile line provider in Australia. Shares fell when competitor TPG Telecom purchased spectrum in a recent auction and announced its intention to invest in building out a fourth wireless network in the country. We believe that Telstra should retain pricing power given the quality and geographic coverage of its network. Telstra has continued to pay a stable dividend and has begun to examine how best to allocate its forecast payments from the rollout of the National Broadband Network fixed line network.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among these were new purchases of banking company Royal Bank of Canada and Spanish utility Red Eléctrica de España, which were added to the Fund because of their favorable shareholder yield attributes. The Fund sold its position in prison and detention center operator CoreCivic during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. There were no significant weighting changes during the reporting period.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies that we believe are focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

As of April 30, 2017, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the utilities and telecommunication services sector. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 98.1%†
Australia 2.9%
Commonwealth Bank of Australia (Banks)	441,120	$28,869,153
Sonic Healthcare, Ltd. (Health Care Providers & Services)	1,408,720	23,301,628
Telstra Corp., Ltd. (Diversified Telecommunication Services)	11,218,210	35,448,828
Westpac Banking Corp. (Banks)	1,045,471	27,446,677

		115,066,286

Canada 5.1%
Agrium, Inc. (Chemicals)	245,685	23,077,192
♦BCE, Inc. (Diversified Telecommunication Services)	1,712,650	77,976,043
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	1,065,400	48,850,508
Royal Bank of Canada (Banks)	409,053	28,009,365
TELUS Corp. (Diversified Telecommunication Services)	808,945	26,916,437

		204,829,545

France 7.4%
AXA S.A. (Insurance)	1,555,280	41,524,009
Cie Generale des Etablissements Michelin (Auto Components)	282,390	36,897,501
Sanofi (Pharmaceuticals)	373,926	35,277,767
SCOR S.E. (Insurance)	775,346	30,675,297
Total S.A. (Oil, Gas & Consumable Fuels)	1,140,164	58,584,211
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	244,277	59,990,185
Vinci S.A. (Construction & Engineering)	375,420	31,938,596

		294,887,566

Germany 8.7%
Allianz S.E. Registered (Insurance)	245,742	46,791,633
BASF S.E. (Chemicals)	478,067	46,587,032
Daimler A.G. Registered (Automobiles)	622,743	46,399,397
Deutsche Post A.G. Registered (Air Freight & Logistics)	1,172,165	42,135,686
Deutsche Telekom A.G. Registered (Diversified Telecommunication Services)	2,975,741	52,187,728
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	325,100	62,309,408
Siemens A.G. Registered (Industrial Conglomerates)	358,679	51,417,295

		347,828,179

Italy 2.5%
Snam S.p.A. (Oil, Gas & Consumable Fuels)	9,561,545	42,265,645

	Shares	Value
Italy (continued)
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	11,430,460	$57,649,040

		99,914,685

Netherlands 1.3%
Royal Dutch Shell PLC, Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	998,155	52,093,709

Norway 1.8%
Orkla ASA (Food Products)	3,695,160	33,461,297
Statoil ASA (Oil, Gas & Consumable Fuels)	2,362,719	38,993,394

		72,454,691

Singapore 1.1%
Singapore Exchange, Ltd. (Capital Markets)	4,017,250	21,277,350
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	9,157,714	24,514,064

		45,791,414

Spain 1.5%
Gas Natural SDG S.A. (Gas Utilities)	1,288,160	29,130,272
Red Electrica Corp. S.A. (Electric Utilities)	1,567,779	30,569,284

		59,699,556

Sweden 0.7%
Svenska Handelsbanken AB, Class A (Banks)	1,946,050	27,617,726

Switzerland 4.2%
Nestle S.A. Registered (Food Products)	518,028	39,906,378
Novartis A.G. Registered (Pharmaceuticals)	512,709	39,445,100
Roche Holding A.G. (Pharmaceuticals)	173,971	45,512,212
Swisscom A.G. Registered (Diversified Telecommunication Services)	102,288	44,616,072

		169,479,762

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	905,090	29,931,326

United Kingdom 13.7%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,599,580	48,387,295
BAE Systems PLC (Aerospace & Defense)	6,361,620	51,662,074
British American Tobacco PLC (Tobacco)	882,218	59,589,096
Diageo PLC (Beverages)	1,005,800	29,265,411
GlaxoSmithKline PLC (Pharmaceuticals)	2,632,900	52,857,015

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Imperial Brands PLC (Tobacco)	1,143,235	$56,000,720
♦National Grid PLC (Multi-Utilities)	5,077,943	65,769,478
Sky PLC (Media)	3,396,033	43,633,510
SSE PLC (Electric Utilities)	1,772,075	31,926,095
Unilever PLC (Personal Products)	796,740	40,988,538
♦Vodafone Group PLC (Wireless Telecommunication Services)	26,793,948	69,077,318

		549,156,550

United States 46.5%
AbbVie, Inc. (Biotechnology)	657,865	43,379,618
♦Altria Group, Inc. (Tobacco)	927,077	66,545,587
Ameren Corp. (Multi-Utilities)	940,155	51,417,077
Arthur J. Gallagher & Co. (Insurance)	434,980	24,276,234
♦AT&T, Inc. (Diversified Telecommunication Services)	1,739,777	68,947,363
Automatic Data Processing, Inc. (IT Services)	274,780	28,711,762
BlackRock, Inc. (Capital Markets)	68,710	26,423,805
CenturyLink, Inc. (Diversified Telecommunication Services)	906,580	23,271,909
Cisco Systems, Inc. (Communications Equipment)	1,320,285	44,982,110
CME Group, Inc. (Capital Markets)	212,142	24,648,779
Coca-Cola Co. (Beverages)	518,950	22,392,692
Dominion Resources, Inc. (Multi-Utilities)	519,232	40,204,134
Dow Chemical Co. (Chemicals)	843,118	52,947,810
♦Duke Energy Corp. (Electric Utilities)	811,476	66,946,770
Eaton Corp. PLC (Electrical Equipment)	456,345	34,517,936
Emerson Electric Co. (Electrical Equipment)	515,900	31,098,452
Entergy Corp. (Electric Utilities)	596,739	45,507,316
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,422,500	38,862,700
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	555,605	45,365,148
Iron Mountain, Inc. (Real Estate Investment Trusts)	1,175,225	40,850,821
Johnson & Johnson (Pharmaceuticals)	225,915	27,893,725
Kimberly-Clark Corp. (Household Products)	311,395	40,403,501
Lockheed Martin Corp. (Aerospace & Defense)	94,639	25,500,479
McDonald’s Corp. (Hotels, Restaurants & Leisure)	323,544	45,273,512
Merck & Co., Inc. (Pharmaceuticals)	502,110	31,296,516
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	441,084	33,337,129
Microsoft Corp. (Software)	459,425	31,452,235
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	705,110	43,392,469
People’s United Financial, Inc. (Banks)	1,466,768	25,624,437

	Shares	Value
United States (continued)
PepsiCo., Inc. (Beverages)	233,480	$26,448,614
Pfizer, Inc. (Pharmaceuticals)	1,276,378	43,294,742
♦Philip Morris International, Inc. (Tobacco)	605,896	67,157,513
♦PPL Corp. (Electric Utilities)	1,888,030	71,952,823
Procter & Gamble Co. (Household Products)	351,075	30,659,380
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	979,831	52,656,118
Regal Entertainment Group, Class A (Media)	1,385,890	30,586,592
Reynolds American, Inc. (Tobacco)	798,257	51,487,576
Southern Co. (Electric Utilities)	628,875	31,317,975
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	438,154	34,693,034
United Parcel Service, Inc. Class B (Air Freight & Logistics)	366,302	39,362,813
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	1,468,976	67,440,688
Waste Management, Inc. (Commercial Services & Supplies)	454,810	33,101,072
WEC Energy Group, Inc. (Multi-Utilities)	924,064	55,924,353
Wells Fargo & Co. (Banks)	517,428	27,858,324
♦Welltower, Inc. (Real Estate Investment Trusts)	1,004,290	71,746,478

		1,861,160,121

Total Common Stocks (Cost $3,646,867,874)		3,929,911,116

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
United States 1.7%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $69,124,960 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $69,720,000 and a Market Value of $70,509,579) (Capital Markets)	$69,124,442	69,124,442

Total Short-Term Investment (Cost $69,124,442)		69,124,442

Total Investments (Cost $3,715,992,316) (a)	99.8%	3,999,035,558
Other Assets, Less Liabilities	0.2	7,668,690
Net Assets	100.0%	$4,006,704,248

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of April 30, 2017, cost was $3,715,429,527 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$448,063,949
Gross unrealized depreciation	(164,457,918)

Net unrealized appreciation	$283,606,031

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,929,911,116	$—	$—	$3,929,911,116
Short-Term Investment
Repurchase Agreement	—	69,124,442	—	69,124,442

Total Investments in Securities	$3,929,911,116	$69,124,442	$—	$3,999,035,558

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$77,162,553	1.9%
Air Freight & Logistics	81,498,499	2.0
Auto Components	36,897,501	0.9
Automobiles	46,399,397	1.2
Banks	165,425,682	4.1
Beverages	78,106,717	2.0
Biotechnology	43,379,618	1.1
Capital Markets	141,474,376	3.5
Chemicals	122,612,034	3.1
Commercial Services & Supplies	33,101,072	0.8
Communications Equipment	44,982,110	1.1
Construction & Engineering	31,938,596	0.8
Diversified Telecommunication Services	421,319,132	10.5
Electric Utilities	335,869,303	8.4
Electrical Equipment	65,616,388	1.6
Food Products	73,367,675	1.8
Gas Utilities	29,130,272	0.7
Health Care Providers & Services	23,301,628	0.6
Hotels, Restaurants & Leisure	45,273,512	1.1
Household Products	71,062,881	1.8
Industrial Conglomerates	51,417,295	1.3
Insurance	205,576,581	5.1
IT Services	28,711,762	0.7
Media	74,220,102	1.9
Multi-Utilities	213,315,042	5.3
Oil, Gas & Consumable Fuels	319,557,276	8.0
Personal Products	40,988,538	1.0
Pharmaceuticals	323,964,372	8.1
Real Estate Investment Trusts	172,587,484	4.3
Semiconductors & Semiconductor Equipment	150,617,607	3.8
Software	31,452,235	0.8
Tobacco	300,780,492	7.5
Wireless Telecommunication Services	117,927,826	3.0

	3,999,035,558	99.8
Other Assets, Less Liabilities	7,668,690	0.2

Net Assets	$4,006,704,248	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,715,992,316)	$3,999,035,558
Receivables:
Dividends and interest	15,951,496
Fund shares sold	7,328,380
Other assets	147,069

Total assets	4,022,462,503

Liabilities
Due to custodian	178
Payables:
Fund shares redeemed	11,925,676
Manager (See Note 3)	2,297,778
Transfer agent (See Note 3)	814,965
NYLIFE Distributors (See Note 3)	330,559
Shareholder communication	243,789
Professional fees	76,174
Custodian	33,262
Trustees	7,996
Accrued expenses	27,878

Total liabilities	15,758,255

Net assets	$4,006,704,248

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$214,645
Additional paid-in capital	3,853,455,154

3,853,669,799
Undistributed net investment income	8,894,823
Accumulated net realized gain (loss) on investments and foreign currency transactions	(138,733,162)
Net unrealized appreciation (depreciation) on investments	283,043,242
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(170,454)

Net assets	$4,006,704,248

Class A
Net assets applicable to outstanding shares	$796,344,286

Shares of beneficial interest outstanding	42,599,298

Net asset value per share outstanding	$18.69
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.78

Investor Class
Net assets applicable to outstanding shares	$11,658,053

Shares of beneficial interest outstanding	624,738

Net asset value per share outstanding	$18.66
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price per share outstanding	$19.75

Class C
Net assets applicable to outstanding shares	$200,852,449

Shares of beneficial interest outstanding	10,818,744

Net asset value and offering price per share outstanding	$18.57

Class I
Net assets applicable to outstanding shares	$2,952,339,501

Shares of beneficial interest outstanding	158,164,566

Net asset value and offering price per share outstanding	$18.67

Class R2
Net assets applicable to outstanding shares	$382,757

Shares of beneficial interest outstanding	20,468

Net asset value and offering price per share outstanding	$18.70

Class R3
Net assets applicable to outstanding shares	$70,005

Shares of beneficial interest outstanding	3,746

Net asset value and offering price per share outstanding	$18.69

Class R6
Net assets applicable to outstanding shares	$45,057,197

Shares of beneficial interest outstanding	2,413,353

Net asset value and offering price per share outstanding	$18.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$75,421,478
Interest	11,959
Other income	2,608

Total income	75,436,045

Expenses
Manager (See Note 3)	13,693,932
Transfer agent (See Note 3)	2,482,635
Distribution/Service—Class A (See Note 3)	1,071,774
Distribution/Service—Investor Class (See Note 3)	13,341
Distribution/Service—Class C (See Note 3)	1,038,059
Distribution/Service—Class R2 (See Note 3)	468
Distribution/Service—Class R3 (See Note 3)	148
Shareholder communication	272,544
Custodian	130,125
Registration	119,540
Professional fees	105,378
Trustees	50,093
Interest expense	7,866
Shareholder service (See Note 3)	217
Miscellaneous	83,697

Total expenses	19,069,817

Net investment income (loss)	56,366,228

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	90,034,215
Foreign currency transactions	(265,578)

Net realized gain (loss) on investments and foreign currency transactions	89,768,637

Net change in unrealized appreciation (depreciation) on:
Investments	180,863,897
Translation of other assets and liabilities in foreign currencies	119,278

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	180,983,175

Net realized and unrealized gain (loss) on investments and foreign currency transactions	270,751,812

Net increase (decrease) in net assets resulting from operations	$327,118,040

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,374,597.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$56,366,228	$124,556,240
Net realized gain (loss) on investments and foreign currency transactions	89,768,637	(240,321,143)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	180,983,175	127,595,050

Net increase (decrease) in net assets resulting from operations	327,118,040	11,830,147

Dividends and distributions to shareholders:
From net investment income:
Class A	(9,865,986)	(25,231,803)
Investor Class	(125,316)	(329,265)
Class C	(1,674,677)	(5,087,769)
Class I	(37,180,362)	(88,474,491)
Class R2	(4,341)	(4,844)
Class R3	(606)	(690)
Class R6	(564,928)	(574,254)

	(49,416,216)	(119,703,116)

From net realized gain on investments:
Class A	—	(48,650,259)
Investor Class	—	(655,679)
Class C	—	(13,982,838)
Class I	—	(159,586,477)
Class R2	—	(9,013)
Class R6	—	(753,638)

	—	(223,637,904)

Total dividends and distributions to shareholders	(49,416,216)	(343,341,020)

Capital share transactions:
Net proceeds from sale of shares	474,576,729	1,170,139,048
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	33,036,837	246,425,929
Cost of shares redeemed	(762,444,350)	(1,721,974,304)

Increase (decrease) in net assets derived from capital share transactions	(254,830,784)	(305,409,327)

Net increase (decrease) in net assets	22,871,040	(636,920,200)

	2017	2016
Net Assets
Beginning of period	$3,983,833,208	$4,620,753,408

End of period	$4,006,704,248	$3,983,833,208

Undistributed net investment income at end of period	$8,894,823	$1,944,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$17.42		$18.83		$20.30	$19.33	$16.16	$15.21

Net investment income (loss) (a)	0.24		0.53		0.63	0.82	0.56	0.50
Net realized and unrealized gain (loss) on investments	1.24		(0.41)		(0.89)	0.79	3.14	0.92
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	1.48		0.12		(0.26)	1.60	3.70	1.42

Less dividends and distributions:
From net investment income	(0.21)		(0.51)		(0.74)	(0.59)	(0.53)	(0.47)
From net realized gain on investments	—		(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(0.21)		(1.53)		(1.21)	(0.63)	(0.53)	(0.47)

Net asset value at end of period	$18.69		$17.42		$18.83	$20.30	$19.33	$16.16

Total investment return (b)	8.55%		0.87%		(1.26%)	8.32%	23.31%	9.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	%††	2.97%		3.24%	4.12%	3.18%	3.17%
Net expenses	1.12	%††(c)	1.11	%(c)	1.09%	1.07%	1.05%	1.13%
Portfolio turnover rate	10%		21%		33%	15%	28%	23%
Net assets at end of period (in 000’s)	$796,344		$900,737		$973,044	$972,426	$726,215	$404,497

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$17.39		$18.80		$20.28	$19.31	$16.14	$15.19

Net investment income (loss) (a)	0.24		0.53		0.62	0.81	0.55	0.51
Net realized and unrealized gain (loss) on investments	1.24		(0.41)		(0.89)	0.79	3.14	0.91
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	1.48		0.12		(0.27)	1.59	3.69	1.42

Less dividends and distributions:
From net investment income	(0.21)		(0.51)		(0.74)	(0.58)	(0.52)	(0.47)
From net realized gain on investments	—		(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(0.21)		(1.53)		(1.21)	(0.62)	(0.52)	(0.47)

Net asset value at end of period	$18.66		$17.39		$18.80	$20.28	$19.31	$16.14

Total investment return (b)	8.56%		0.87%		(1.28%)	8.32%	23.29%	9.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74	%††	3.04%		3.20%	4.04%	3.14%	3.22%
Net expenses	1.11	%††(c)	1.11	%(d)	1.11%	1.09%	1.10%	1.13%
Portfolio turnover rate	10%		21%		33%	15%	28%	23%
Net assets at end of period (in 000’s)	$11,658		$10,419		$11,693	$9,940	$7,237	$3,402

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$17.30		$18.71		$20.18	$19.22	$16.08	$15.15

Net investment income (loss) (a)	0.18		0.40		0.47	0.65	0.42	0.38
Net realized and unrealized gain (loss) on investments	1.23		(0.41)		(0.88)	0.80	3.12	0.91
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	1.41		(0.01)		(0.41)	1.44	3.54	1.29

Less dividends and distributions:
From net investment income	(0.14)		(0.38)		(0.59)	(0.44)	(0.40)	(0.36)
From net realized gain on investments	—		(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(0.14)		(1.40)		(1.06)	(0.48)	(0.40)	(0.36)

Net asset value at end of period	$18.57		$17.30		$18.71	$20.18	$19.22	$16.08

Total investment return (b)	8.20%		0.11%		(2.04%)	7.52%	22.31%	8.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	2.26%		2.46%	3.26%	2.39%	2.43%
Net expenses	1.86	%††(c)	1.86	%(c)	1.86%	1.84%	1.85%	1.88%
Portfolio turnover rate	10%		21%		33%	15%	28%	23%
Net assets at end of period (in 000’s)	$200,852		$221,557		$263,213	$252,916	$175,634	$95,301

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$17.39		$18.80		$20.28	$19.31	$16.14	$15.19

Net investment income (loss) (a)	0.27		0.57		0.68	0.85	0.60	0.54
Net realized and unrealized gain (loss) on investments	1.24		(0.40)		(0.89)	0.81	3.14	0.92
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.01)	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	1.51		0.17		(0.22)	1.65	3.74	1.46

Less dividends and distributions:
From net investment income	(0.23)		(0.56)		(0.79)	(0.64)	(0.57)	(0.51)
From net realized gain on investments	—		(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(0.23)		(1.58)		(1.26)	(0.68)	(0.57)	(0.51)

Net asset value at end of period	$18.67		$17.39		$18.80	$20.28	$19.31	$16.14

Total investment return (b)	8.76%		1.12%		(1.06%)	8.60%	23.63%	9.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.00	%††	3.25%		3.49%	4.27%	3.42%	3.46%
Net expenses	0.87	%††(c)	0.86	%(c)	0.84%	0.82%	0.80%	0.88%
Portfolio turnover rate	10%		21%		33%	15%	28%	23%
Net assets at end of period (in 000’s)	$2,952,340		$2,817,292		$3,358,771	$3,609,899	$2,222,748	$1,140,677

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			February 28, 2014** through October 31,
Class R2	2017*		2016		2015	2014
Net asset value at beginning of period	$17.42		$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.23		0.50		0.59	0.42
Net realized and unrealized gain (loss) on investments	1.25		(0.39)		(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	1.48		0.11		(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.20)		(0.50)		(0.72)	(0.47)
From net realized gain on investments	—		(1.02)		(0.47)	—

Total dividends and distributions	(0.20)		(1.52)		(1.19)	(0.47)

Net asset value at end of period	$18.70		$17.42		$18.83	$20.30

Total investment return (b)	8.56%		0.77%		(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62	%††	2.86%		3.09%	3.25%††
Net expenses	1.22	%††(c)	1.21	%(c)	1.19%	1.17%††
Portfolio turnover rate	10%		21%		33%	15%
Net assets at end of period (in 000’s)	$383		$374		$165	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,		February 29, 2016** through October 31,
Class R3	2017*		2016
Net asset value at beginning of period	$17.41		$16.80

Net investment income (loss) (a)	0.22		0.29
Net realized and unrealized gain (loss) on investments	1.24		0.69
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01

Total from investment operations	1.46		0.99

Less dividends:
From net investment income	(0.18)		(0.38)

Net asset value at end of period	$18.69		$17.41

Total investment return (b)	8.44%		5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	2.43%		2.42%
Net expenses††	1.47	%(c)	1.45%
Portfolio turnover rate	10%		21%
Net assets at end of period (in 000’s)	$70		$51

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017*		2016		2015	2014	2013
Net asset value at beginning of period	$17.40		$18.81		$20.28	$19.31	$18.09

Net investment income (loss) (a)	0.27		0.53		0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	1.25		(0.34)		(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	1.52		0.19		(0.19)	1.66	1.53

Less dividends:
From net investment income	(0.25)		(0.58)		(0.81)	(0.65)	(0.31)
From net realized gain on investments	—		(1.02)		(0.47)	(0.04)	—

	(0.25)		(1.60)		(1.28)	(0.69)	(0.31)

Net asset value at end of period	$18.67		$17.40		$18.81	$20.28	$19.31

Total investment return (b)	8.77%		1.25%		(0.90%)	8.69%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.06	%††	3.04%		2.94%	4.29%	2.18%††
Net expenses	0.74	%††(c)	0.74	%(c)	0.74%	0.74%	0.74%††
Portfolio turnover rate	10%		21%		33%	15%	28%
Net assets at end of period (in 000’s)	$45,057		$33,404		$13,867	$156	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

22	MainStay Epoch Global Equity Yield Fund

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

23

Notes to Financial Statements (Unaudited) (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

24	MainStay Epoch Global Equity Yield Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material

25

Notes to Financial Statements (Unaudited) (continued)

liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $13,693,932.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor

Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Services Fees incurred by the Fund for the period ended April 30, 2017, were as follows:

Class R2	$187
Class R3	30

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class and Investor Class shares were $13,936 and $2,983, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class and Class C shares of $146 and $16,635, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$551,211
Investor Class	6,671
Class C	130,057
Class I	1,794,417
Class R2	241
Class R3	38

26	MainStay Epoch Global Equity Yield Fund

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$28,237	7.4%
Class R3	28,693	41.0

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$119,703,328
Long-Term Capital Gain	223,637,692
Total	$343,341,020

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount.

During the six-month period ended April 30, 2017, the Fund utilized the line of credit for 4 days, maintained an average daily balance of $43,718,250 at weighted average interest rate of 1.615% and incurred interest expense in the amount of $7,866. As of April 30, 2017, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $374,062 and $619,173, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	7,368,435	$132,013,070
Shares issued to shareholders in reinvestment of dividends and distributions	470,476	8,479,160
Shares redeemed	(11,095,303)	(197,905,901)

Net increase (decrease) in shares outstanding before conversion	(3,256,392)	(57,413,671)
Shares converted into Class A (See Note 1)	37,821	689,666
Shares converted from Class A (See Note 1)	(5,897,094)	(109,543,124)

Net increase (decrease)	(9,115,665)	$(166,267,129)

Year ended October 31, 2016:
Shares sold	15,964,573	$282,347,787
Shares issued to shareholders in reinvestment of dividends and distributions	3,794,130	65,329,808
Shares redeemed	(19,627,218)	(345,887,484)

Net increase (decrease) in shares outstanding before conversion	131,485	1,790,111
Shares converted into Class A (See Note 1)	69,001	1,229,263
Shares converted from Class A (See Note 1)	(167,456)	(3,013,626)

Net increase (decrease)	33,030	$5,748

27

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	86,295	$1,560,405
Shares issued to shareholders in reinvestment of dividends and distributions	6,927	124,585
Shares redeemed	(40,459)	(721,896)

Net increase (decrease) in shares outstanding before conversion	52,763	963,094
Shares converted into Investor Class (See Note 1)	10,558	196,695
Shares converted from Investor Class (See Note 1)	(37,884)	(689,666)

Net increase (decrease)	25,437	$470,123

Year ended October 31, 2016:
Shares sold	187,490	$3,312,515
Shares issued to shareholders in reinvestment of dividends and distributions	57,029	981,968
Shares redeemed	(214,916)	(3,838,850)

Net increase (decrease) in shares outstanding before conversion	29,603	455,633
Shares converted into Investor Class (See Note 1)	16,718	299,309
Shares converted from Investor Class (See Note 1)	(69,120)	(1,229,263)

Net increase (decrease)	(22,799)	$(474,321)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	539,228	$9,574,339
Shares issued to shareholders in reinvestment of dividends and distributions	65,058	1,163,849
Shares redeemed	(2,587,513)	(46,055,127)

Net increase (decrease) in shares outstanding before conversion	(1,983,227)	(35,316,939)
Shares converted from Class C (See Note 1)	(7,120)	(124,304)

Net increase (decrease)	(1,990,347)	$(35,441,243)

Year ended October 31, 2016:
Shares sold	2,414,211	$42,133,244
Shares issued to shareholders in reinvestment of dividends and distributions	740,199	12,666,915
Shares redeemed	(4,412,121)	(76,829,727)

Net increase (decrease) in shares outstanding before conversion	(1,257,711)	(22,029,568)
Shares converted from Class C (See Note 1)	(3,539)	(62,408)

Net increase (decrease)	(1,261,250)	$(22,091,976)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	17,590,367	$315,817,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,262,487	22,699,379
Shares redeemed	(28,576,673)	(509,911,944)

Net increase (decrease) in shares outstanding before conversion	(9,723,819)	(171,395,218)
Shares converted into Class I (See Note 1)	5,900,356	109,470,733

Net increase (decrease)	(3,823,463)	$(61,924,485)

Year ended October 31, 2016:
Shares sold	46,367,281	$818,194,420
Shares issued to shareholders in reinvestment of dividends and distributions	9,646,567	166,105,256
Shares redeemed	(72,819,128)	(1,291,281,544)

Net increase (decrease) in shares outstanding before conversion	(16,805,280)	(306,981,868)
Shares converted into Class I (See Note 1)	154,485	2,776,725

Net increase (decrease)	(16,650,795)	$(304,205,143)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,489	$64,196
Shares issued to shareholders in reinvestment of dividends and distributions	241	4,341
Shares redeemed	(4,702)	(85,940)

Net increase (decrease)	(972)	$(17,403)

Period ended October 31, 2016:
Shares sold	18,076	$317,079
Shares issued to shareholders in reinvestment of dividends and distributions	776	13,400
Shares redeemed	(6,194)	(111,034)

Net increase (decrease)	12,658	$219,445

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	764	$13,789
Shares issued to shareholders in reinvestment of dividends and distributions	33	595

Net increase (decrease)	797	$14,384

Year ended October 31, 2016(a):
Shares sold	2,911	$51,093
Shares issued to shareholders in reinvestment of dividends and distributions	38	690

Net increase (decrease)	2,949	$51,783

(a)	Inception date was February 29, 2016.

28	MainStay Epoch Global Equity Yield Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	885,526	$15,533,583
Shares issued to shareholders in reinvestment of dividends and distributions	31,247	564,928
Shares redeemed	(423,682)	(7,763,542)

Net increase (decrease)	493,091	$8,334,969

Year ended October 31, 2016:
Shares sold	1,333,517	$23,782,910
Shares issued to shareholders in reinvestment of dividends and distributions	76,702	1,327,892
Shares redeemed	(227,338)	(4,025,665)

Net increase (decrease)	1,182,881	$21,085,137

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life

30	MainStay Epoch Global Equity Yield Fund

Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus.

The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds,

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on

32	MainStay Epoch Global Equity Yield Fund

fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Epoch Global Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737580 MS144-17	MSEGEY10-06/17 (NYLIM) NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	3.36 9.38%	0.63 6.48%	5.22 6.42%	0.91 1.49%	1.90 1.90%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	3.31 9.32	0.46 6.31	5.01 6.21	4.77 5.57	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	7.92 8.92	4.55 5.55	5.42 5.42	4.79 4.79	2.87 2.87
Class I Shares[3]	No Sales Charge		1/25/2005	9.49	6.74	6.67	1.80	1.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc., the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI World Ex U.S. Small Cap Index[4]	11.68%	12.00%	8.65%	2.69%
Average Lipper International Small-/Mid-Cap Growth Fund[5]	11.33	12.34	8.60	3.53

4.	The MSCI World Ex U.S. Small Cap Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper International Small-/Mid-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,093.80	$8.57	$1,016.60	$8.25	1.65%

Investor Class Shares	$1,000.00	$1,093.20	$9.60	$1,015.60	$9.25	1.85%

Class C Shares	$1,000.00	$1,089.20	$13.47	$1,011.90	$12.97	2.60%

Class I Shares	$1,000.00	$1,094.90	$7.27	$1,017.90	$7.00	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

Japan	26.9%
United Kingdom	14.8
Canada	9.0
France	5.2
Spain	4.7
Germany	4.6
Italy	4.6
United States	3.6
Switzerland	3.4
Australia	2.7
Netherlands	2.2
Republic of Korea	2.2
Ireland	1.8
Sweden	1.7
Luxembourg	1.6

Brazil	1.1%
Isle of Man	1.1
Singapore	1.1
China	1.0
Norway	1.0
Finland	0.9
Cambodia	0.8
Hong Kong	0.6
Malaysia	0.6
New Zealand	0.5
Indonesia	0.4
Taiwan	0.3
Other Assets, Less Liabilities	1.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Intermediate Capital Group PLC

2.	Playtech PLC

3.	Temenos Group A.G. Registered

4.	Daifuku Co., Ltd.

5.	UDG Healthcare PLC
6.	Melia Hotels International S.A.

7.	Tecan Group A.G. Registered

8.	Sundrug Co., Ltd.

9.	Merlin Properties Socimi S.A.

10.	Morinaga & Co., Ltd.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA,1 Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 9.38% for Class A shares, 9.32% for Investor Class shares and 8.92% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 9.49%. For the six months ended April 30, 2017, all share classes underperformed the 11.68% return of the MSCI World Ex U.S. Small Cap Index,2 which is the Fund’s broad-based securities-market index, and the 11.33% return of the Average Lipper3 International Small-/Mid-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the most significant detractor from the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index in the energy, consumer discretionary and health care sectors. Stock selection was the most significant positive contributor to the Fund’s relative performance in the real estate, information technology and materials sectors. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection in Canada was a relative detractor, while stock selection and an underweight position in Australia helped relative results.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Stock selection in the consumer discretionary sector and stock selection and a greater-than-benchmark weight in the energy sector were the most significant detractors from the Fund’s relative performance. Stock selection and an underweight position in the real estate sector and stock selection in the information technology sector were the most significant positive contributors to the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance during the reporting period were Lundin Mining, Intermediate Capital Group and Sopra Steria Group. In our view, Lundin, a diversified Canadian mining company, maintained good positioning with significant exposure to base metals that had the most compelling supply and demand fundamentals. We believed that the company had an underlevered balance sheet that could be used opportunistically to buy attractive assets as the largest mining companies are forced to deleverage. Lundin performed well during the reporting period, supported by strong copper prices, particularly in the fourth quarter of 2016. In April 2017, the company showed confidence by announcing its first dividend.

Intermediate Capital is a U.K.-based specialty finance company that has historically focused on mezzanine finance. After the financial crisis, the company evolved into a multi-asset-class investment manager, with more than EUR 22 billion in assets under management as of April 30, 2017. As Intermediate Capital has progressed in its transformation, it has developed more stable fee revenue and has become less capital intensive. As a result, the company’s share price has continued to climb. The company’s January 2017 trading statement showed third-party fee-earning assets under management that continued to move ahead against figures from September 2016.

Sopra Steria offers consulting and computer services in areas such as strategic marketing, IT systems, configuration and implementation of software packages and outsourced application maintenance services. Despite the potential impact of Brexit, the company recently confirmed 2018 guidance that it initially provided two years ago, driven by a resurgence in software spending in the company’s key markets.

Among the companies detracting the most from absolute performance were Zenkoku Hosho, TORC Oil & Gas, and JSL. Zenkoku Hosho is the only third-party guarantor of residential mortgage loans in Japan. Over the past few years, the company has achieved strong growth in its portfolio of guarantees by partnering with Japan’s largest lenders, while maintaining very low credit losses. The stock began to underperform in early November 2016 because of concerns that Japanese interest rates could rise, potentially leading to lower mortgage loan volumes. Despite this headwind, we maintained our long-term conviction in the stock, supported by steady positive operating fundamentals. In February, Zenkoku Hosho delivered strong quarterly performance that triggered a rebound in the company’s share price.

TORC is an exploration and production company with light oil assets in Western Canada. The company has differentiated access to capital supported by a close relationship with the Canada Pension Plan Investment Board and, in our view, a proven management team and a balance sheet with significant flexibility. As oil prices stabilize, we believe that TORC could be among the primary beneficiaries. We believe that the company could grow organically and help consolidate its peer group. The company’s shares have been weak since January because of the decline in oil prices.

1.	Mr. Citerne served as a portfolio manager of the Fund until May 1, 2017. On May 1, 2017, Mr. Wei Huang was added as a portfolio manager.
2.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

JSL is the largest logistics services company in Brazil, offering a one-stop shop. The company has focused on providing customers with reliable service via the most expansive fleet of light, heavy and used vehicles in Brazil. At the end of the reporting period, JSL shares were trading at what we considered to be a healthy discount because of concerns about the economic slowdown in Brazil. Growth at JSL, however, has never been driven by the macro backdrop. Instead, we believe that sales are driven by the growing trend in outsourcing, which could accelerate in a stagnant economy.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period. Among them were packaging company Greatview Aseptic Packaging, machinery company Makino Milling Machine and construction company Kumagai Gumi. Several positions were eliminated as well, either as a result of price appreciation or a change in the core investment thesis. Among these companies were drug manufacturer Sawai Pharmaceutical and media company RAI Way S.p.A.

How did the Fund’s sector weightings change during the reporting period?

Among the most significant changes in the Fund were increases in exposure to industrials and financials and reductions in exposure to consumer discretionary and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund’s most significantly overweight positions relative to the MSCI World Ex U.S. Small Cap Index were in the information technology, financials and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the real estate and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Small Cap Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 95.1%†
Australia 2.7%
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	29,085	$427,737
Monadelphous Group, Ltd. (Construction & Engineering)	19,108	178,708
Nine Entertainment Co. Holdings, Ltd. (Media)	168,813	155,481
Pact Group Holdings, Ltd. (Containers & Packaging)	31,452	166,036

		927,962

Brazil 0.3%
JSL S.A. (Road & Rail) (a)	45,300	100,475

Cambodia 0.8%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	468,000	259,921

Canada 9.0%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	33,600	318,265
Canadian Western Bank (Banks)	7,735	152,031
Colliers International Group, Inc. (Real Estate Management & Development)	6,049	296,191
Computer Modelling Group, Ltd. (Software)	33,029	261,319
Element Fleet Management Corp. (Diversified Financial Services)	19,888	174,688
Hudbay Minerals, Inc. (Metals & Mining)	14,668	87,575
Lundin Mining Corp. (Metals & Mining)	52,267	278,747
Mullen Group, Ltd. (Energy Equipment & Services)	11,715	128,474
Parex Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	24,252	301,140
Pason Systems, Inc. (Energy Equipment & Services)	17,254	256,209
ShawCor, Ltd. (Energy Equipment & Services)	6,622	166,150
TORC Oil & Gas, Ltd. (Oil, Gas & Consumable Fuels)	51,429	223,793
Trinidad Drilling, Ltd. (Energy Equipment & Services) (a)	98,249	154,026
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	40,056	283,463

		3,082,071

China 1.0%
Greatview Aseptic Packaging Co., Ltd. (Containers & Packaging)	264,000	136,780
Shanghai Haohai Biological Technology Co., Ltd., Class H (Biotechnology) (b)	18,100	99,827
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H (Hotels, Restaurants & Leisure)	380,000	110,897

		347,504

	Shares	Value
Finland 0.9%
Cramo OYJ (Trading Companies & Distributors)	12,086	$314,255

France 5.2%
Alten S.A. (IT Services)	2,160	183,055
Altran Technologies S.A. (IT Services)	23,772	399,039
Elior Group (Hotels, Restaurants & Leisure) (b)	11,142	277,937
IPSOS (Media)	4,130	132,445
Nexity S.A. (Real Estate Management & Development)	5,807	315,740
Sopra Steria Group (IT Services)	2,406	360,892
Tenma Corp. (Chemicals)	6,000	111,738

		1,780,846

Germany 4.6%
Bertrandt A.G. (Professional Services)	1,170	122,185
Gerresheimer A.G. (Life Sciences Tools & Services)	3,002	235,511
KION Group A.G. (Machinery)	4,038	273,549
MorphoSys A.G. (Life Sciences Tools & Services) (a)	3,621	219,779
PATRIZIA Immobilien A.G. (Real Estate) (a)	17,060	336,546
ProSiebenSat.1 Media S.E. (Media)	4,040	171,586
Stroeer S.E. & Co. KGaA (Media)	4,050	234,215

		1,593,371

Hong Kong 0.6%
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	344,000	201,667

Indonesia 0.4%
Matahari Department Store Tbk PT (Multiline Retail)	113,300	124,104

Ireland 1.8%
Kingspan Group PLC (Building Products)	2,900	100,882
♦UDG Healthcare PLC (Health Care Providers & Services)	55,088	532,984

		633,866

Isle of Man 1.1%
GVC Holdings PLC (Hotels, Restaurants & Leisure)	39,397	381,171

Italy 4.6%
Azimut Holding S.p.A. (Capital Markets)	21,721	423,999
Banca Generali S.p.A. (Capital Markets)	8,683	249,607
Banco BPM S.p.A. (Banks)	67,304	195,749
Buzzi Unicem S.p.A. (Construction Materials)	9,937	255,455
Hera S.p.A. (Multi-Utilities)	97,080	277,698
Infrastrutture Wireless Italiane S.p.A (Diversified Telecommunication Services) (b)	34,148	188,963

		1,591,471

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Japan 26.9%
Air Water, Inc. (Chemicals)	7,960	$153,238
Amano Corp. (Electronic Equipment, Instruments & Components)	14,500	309,576
♦Daifuku Co., Ltd. (Machinery)	22,300	563,526
DTS Corp. (IT Services)	7,200	188,728
En-japan, Inc. (Professional Services)	12,500	277,753
GMO internet, Inc. (Internet Software & Services)	21,600	256,352
H.I.S Co., Ltd. (Hotels, Restaurants & Leisure)	10,665	254,295
Hazama Ando Corp. (Construction & Engineering)	42,200	300,198
Kansai Paint Co., Ltd. (Chemicals)	11,940	264,346
Kumagai Gumi Co., Ltd. (Construction & Engineering)	114,000	306,795
Makino Milling Machine Co., Ltd. (Machinery)	14,000	124,584
MISUMI Group, Inc. (Trading Companies & Distributors)	10,000	189,370
♦Morinaga & Co., Ltd. (Food Products)	9,100	430,204
Nachi-Fujikoshi Corp. (Machinery)	40,000	213,142
Nichias Corp. (Building Products)	16,000	163,337
Nifco, Inc. (Auto Components)	6,550	326,692
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	7,900	238,825
Nissin Electric Co., Ltd. (Electrical Equipment)	23,563	278,592
OBIC Co., Ltd. (IT Services)	7,800	421,224
PALTAC Corp. (Distributors)	10,800	318,744
SCSK Corp. (IT Services)	10,000	402,332
Skylark Co., Ltd. (Hotels, Restaurants & Leisure)	24,500	370,549
♦Sundrug Co., Ltd. (Food & Staples Retailing)	12,400	434,932
Technopro Holdings, Inc. (Professional Services)	8,500	332,451
Temp Holdings Co., Ltd. (Professional Services)	15,000	282,305
Tokyo Century Corp. (Diversified Financial Services)	7,900	272,133
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	9,300	301,171
Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	11,600	279,399
Toshiba Plant Systems & Services Corp. (Construction & Engineering)	18,000	292,747
Tosho Co., Ltd. (Hotels, Restaurants & Leisure)	2,700	116,017
Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	4,200	197,049
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	9,900	357,901

		9,218,507

Luxembourg 1.6%
APERAM S.A. (Metals & Mining)	5,954	299,769
Eurofins Scientific S.E. (Life Sciences Tools & Services)	494	243,281

		543,050

Malaysia 0.6%
Astro Malaysia Holdings BHD (Media)	343,900	213,898

	Shares	Value
Netherlands 2.2%
Aalberts Industries N.V. (Machinery)	8,930	$354,273
Euronext N.V. (Capital Markets) (b)	4,458	218,646
Flow Traders (Capital Markets) (b)	6,404	197,313

		770,232

New Zealand 0.5%
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	58,100	173,927

Norway 1.0%
SpareBank 1 SMN (Banks)	41,438	345,075

Republic of Korea 2.2%
GS Home Shopping, Inc. (Internet & Direct Marketing Retail)	431	77,079
Innocean Worldwide, Inc. (Media)	3,702	207,890
Jusung Engineering Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	15,063	136,347
Kiwoom Securities Co., Ltd. (Capital Markets)	2,140	148,760
Tera Semicon Co., Ltd. (Semiconductors & Semiconductor Equipment)	6,501	180,821

		750,897

Singapore 1.1%
First Resources, Ltd. (Food Products)	106,000	142,254
SembCorp Industries, Ltd. (Industrial Conglomerates)	114,000	247,232

		389,486

Spain 4.7%
Atlantica Yield PLC (Independent Power & Renewable Electricity Producers)	17,233	359,136
Liberbank S.A. (Banks) (a)	187,033	249,983
Mediaset Espana Comunicacion S.A. (Media)	6,920	95,393
♦Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	31,462	467,121
♦Merlin Properties Socimi S.A. (Real Estate Investment Trusts)	36,560	432,696

		1,604,329

Sweden 1.7%
BillerudKorsnas AB (Containers & Packaging)	5,708	91,511
Boliden AB (Metals & Mining)	10,933	312,537
Nobina AB (Road & Rail) (b)	28,491	173,700

		577,748

Switzerland 3.4%
EFG International A.G. (Capital Markets) (a)	27,297	173,110
♦Tecan Group A.G. Registered (Life Sciences Tools & Services)	2,570	438,579
♦Temenos Group A.G. Registered (Software) (a)	6,540	566,252

		1,177,941

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan 0.3%
Cub Elecparts, Inc. (Auto Components)	8,997	$94,231

United Kingdom 14.8%
Ashtead Group PLC (Trading Companies & Distributors)	15,587	329,271
Babcock International Group PLC (Commercial Services & Supplies)	12,123	141,158
Consort Medical PLC (Health Care Equipment & Supplies)	6,435	86,680
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	38,150	163,306
HomeServe PLC (Commercial Services & Supplies)	42,529	368,509
♦Intermediate Capital Group PLC (Capital Markets)	61,671	623,833
JRP Group PLC (Insurance)	91,111	146,801
Just Eat PLC (Internet Software & Services) (a)	31,401	234,669
Ladbrokes PLC (Hotels, Restaurants & Leisure)	153,810	260,772
Micro Focus International PLC (Software)	10,934	366,505
PageGroup PLC (Professional Services)	27,827	180,208
♦Playtech PLC (Software)	48,030	596,579
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	271,096	218,574
Saga PLC (Insurance)	102,350	277,853
Savills PLC (Real Estate Management & Development)	28,935	348,157
TP ICAP PLC (Capital Markets)	53,631	318,209
Tullow Oil PLC (Oil, Gas & Consumable Fuels) (a)	89,265	242,678
Vesuvius PLC (Machinery)	26,070	178,959

		5,082,721

United States 1.1%
NorthStar Realty Europe Corp. (Real Estate Investment Trusts)	31,200	362,856

Total Common Stocks (Cost $28,884,378)		32,643,582

Preferred Stocks 0.8%
Brazil 0.8%
Banco ABC Brasil S.A. 3.88% (Banks)	19,251	108,080
Usinas Siderurgicas de Minas Gerais S.A. (Metals & Mining) (a)	118,900	159,580

		267,660

Total Preferred Stocks (Cost $249,923)		267,660

	Principal Amount	Value
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
United States 2.5%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $880,275 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $890,000 and a Market Value of $900,079) (Capital Markets)	$880,268	$880,268

Total Short-Term Investment (Cost $880,268)		880,268

Total Investments (Cost $30,014,569) (c)	98.4%	33,791,510
Other Assets, Less Liabilities	1.6	536,899
Net Assets	100.0%	$34,328,409

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2017, cost was $31,374,255 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,053,698
Gross unrealized depreciation	(2,636,443)

Net unrealized appreciation	$2,417,255

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$32,643,582	$—	$—	$32,643,582
Preferred Stocks	267,660	—	—	267,660
Short-Term Investment
Repurchase Agreement	—	880,268	—	880,268

Total Investments in Securities	$32,911,242	$880,268	$—	$33,791,510

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$420,923	1.2%
Banks	1,050,918	3.1
Biotechnology	99,827	0.3
Building Products	264,219	0.8
Capital Markets	3,233,745	9.4
Chemicals	830,493	2.4
Commercial Services & Supplies	509,667	1.5
Construction & Engineering	1,078,448	3.1
Construction Materials	255,455	0.7
Containers & Packaging	394,327	1.1
Distributors	318,744	0.9
Diversified Financial Services	804,722	2.3
Diversified Telecommunication Services	188,963	0.6
Electrical Equipment	278,592	0.8
Electronic Equipment, Instruments & Components	309,576	0.9
Energy Equipment & Services	704,859	2.1
Food & Staples Retailing	434,932	1.3
Food Products	572,458	1.7
Health Care Equipment & Supplies	86,680	0.3
Health Care Providers & Services	532,984	1.6
Hotels, Restaurants & Leisure	3,543,049	10.3
Independent Power & Renewable Electricity Producers	677,401	2.0
Industrial Conglomerates	247,232	0.7
Insurance	424,654	1.2
Internet & Direct Marketing Retail	77,079	0.2
Internet Software & Services	491,021	1.4
IT Services	1,955,270	5.7
Life Sciences Tools & Services	1,137,150	3.3
Machinery	1,708,033	5.0
Media	1,210,908	3.5
Metals & Mining	1,138,208	3.3
Multi-Utilities	277,698	0.8
Multiline Retail	124,104	0.4
Oil, Gas & Consumable Fuels	1,269,648	3.7
Pharmaceuticals	201,667	0.6
Professional Services	1,194,902	3.5
Real Estate	336,546	1.0
Real Estate Investment Trusts	795,552	2.3
Real Estate Management & Development	960,088	2.8
Road & Rail	274,175	0.8
Semiconductors & Semiconductor Equipment	514,217	1.5
Software	1,790,655	5.2
Trading Companies & Distributors	1,071,721	3.1

	33,791,510	98.4
Other Assets, Less Liabilities	536,899	1.6

Net Assets	$34,328,409	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $30,014,569)	$33,791,510
Cash denominated in foreign currencies (identified cost $49,021)	48,769
Receivables:
Investment securities sold	552,577
Dividends and interest	158,849
Fund shares sold	2,853
Other assets	30,576

Total assets	34,585,134

Liabilities
Payables:
Investment securities purchased	161,647
Professional fees	34,789
Manager (See Note 3)	17,033
Custodian	16,685
Fund shares redeemed	14,851
Shareholder communication	6,642
Transfer agent (See Note 3)	2,906
NYLIFE Distributors (See Note 3)	1,633
Trustees	75
Accrued expenses	464

Total liabilities	256,725

Net assets	$34,328,409

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,520
Additional paid-in capital	81,388,527

81,390,047
Undistributed net investment income	14,471
Accumulated net realized gain (loss) on investments and foreign currency transactions	(50,850,946)
Net unrealized appreciation (depreciation) on investments	3,776,941
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2,104)

Net assets	$34,328,409

Class A
Net assets applicable to outstanding shares	$3,903,842

Shares of beneficial interest outstanding	177,176

Net asset value per share outstanding	$22.03
Maximum sales charge (5.50% of offering price)	1.28

Maximum offering price per share outstanding	$23.31

Investor Class
Net assets applicable to outstanding shares	$1,018,253

Shares of beneficial interest outstanding	46,330

Net asset value per share outstanding	$21.98
Maximum sales charge (5.50% of offering price)	1.28

Maximum offering price per share outstanding	$23.26

Class C
Net assets applicable to outstanding shares	$797,152

Shares of beneficial interest outstanding	37,086

Net asset value and offering price per share outstanding	$21.49

Class I
Net assets applicable to outstanding shares	$28,609,162

Shares of beneficial interest outstanding	1,259,564

Net asset value and offering price per share outstanding	$22.71

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$373,105
Interest	164
Other income	22

Total income	373,291

Expenses
Manager (See Note 3)	187,610
Registration	30,697
Custodian	30,438
Professional fees	30,069
Distribution/Service—Class A (See Note 3)	4,810
Distribution/Service—Investor Class (See Note 3)	1,206
Distribution/Service—Class C (See Note 3)	4,065
Transfer agent (See Note 3)	8,460
Shareholder communication	6,370
Trustees	458
Miscellaneous	12,529

Total expenses before waiver/reimbursement	316,712
Expense waiver/reimbursement from Manager (See Note 3)	(66,088)

Net expenses	250,624

Net investment income (loss)	122,667

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	688,228
Foreign currency transactions	(19,397)

Net realized gain (loss) on investments and foreign currency transactions	668,831

Net change in unrealized appreciation (depreciation) on:
Investments	2,124,931
Translation of other assets and liabilities in foreign currencies	3,077

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,128,008

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,796,839

Net increase (decrease) in net assets resulting from operations	$2,919,506

(a)	Dividends recorded net of foreign withholding taxes in the amount of $39,885.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$122,667	$513,814
Net realized gain (loss) on investments and foreign currency transactions	668,831	(417,059)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,128,008	(1,434,743)

Net increase (decrease) in net assets resulting from operations	2,919,506	(1,337,988)

Dividends to shareholders:
From net investment income:
Class A	(19,176)	(123,143)
Investor Class	(2,644)	(23,820)
Class C	—	(18,276)
Class I	(210,721)	(1,059,591)

Total dividends to shareholders	(232,541)	(1,224,830)

Capital share transactions:
Net proceeds from sale of shares	3,302,827	5,405,284
Net asset value of shares issued to shareholders in reinvestment of dividends	195,594	983,139
Cost of shares redeemed	(10,499,344)	(19,747,966)

Increase (decrease) in net assets derived from capital share transactions	(7,000,923)	(13,359,543)

Net increase (decrease) in net assets	(4,313,958)	(15,922,361)

Net Assets
Beginning of period	38,642,367	54,564,728

End of period	$34,328,409	$38,642,367

Undistributed net investment income at end of period	$14,471	$124,345

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015		2014	2013	2012
Net asset value at beginning of period	$20.24	$21.35		$20.35		$22.40	$17.80	$16.33

Net investment income (loss) (a)	0.05	0.20		0.16		0.14	0.23	0.19
Net realized and unrealized gain (loss) on investments	1.85	(0.82)		0.97		(1.66)	4.77	1.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	1.89	(0.63)		1.11		(1.54)	4.99	1.47

Less dividends:
From net investment income	(0.10)	(0.48)		(0.11)		(0.51)	(0.39)	—

Net asset value at end of period	$22.03	$20.24		$21.35		$20.35	$22.40	$17.80

Total investment return (b)	9.38%	(3.00%)		5.49%		(7.01%)	28.65%	9.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%††	1.01	% (c)	0.78%		0.62%	1.21%	1.15%
Net expenses	1.65%††	1.58	% (d)	1.63	%(e)	1.50%	1.57%	1.61	%(e)
Expenses (before waiver/reimbursement)	2.04%††	1.90%		1.68	%(e)	1.55%	1.62%	1.64	%(e)
Portfolio turnover rate	25%	43%		39%		54%	55%	44%
Net assets at end of period (in 000’s)	$3,904	$4,222		$5,602		$4,729	$4,323	$5,536

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.94%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.65%.
(e)	Net of interest expense of less than 0.01%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015		2014	2013	2012
Net asset value at beginning of period	$20.16	$21.28		$20.27		$22.30	$17.75	$16.30

Net investment income (loss) (a)	0.03	0.17		0.11		0.07	0.21	0.16
Net realized and unrealized gain (loss) on investments	1.85	(0.84)		0.97		(1.62)	4.73	1.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	1.87	(0.68)		1.06		(1.57)	4.93	1.45

Less dividends:
From net investment income	(0.05)	(0.44)		(0.05)		(0.46)	(0.38)	—

Net asset value at end of period	$21.98	$20.16		$21.28		$20.27	$22.30	$17.75

Total investment return (b)	9.32%	(3.24%)		5.24%		(7.19%)	28.37%	8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34%††	0.85	% (c)	0.55%		0.33%	1.09%	0.99%
Net expenses	1.85%††	1.78	% (d)	1.85	%(e)	1.73%	1.76%	1.73	%(e)
Expenses (before waiver/reimbursement)	2.25%††	2.12%		1.91	%(e)	1.78%	1.81%	1.76	%(e)
Portfolio turnover rate	25%	43%		39%		54%	55%	44%
Net assets at end of period (in 000’s)	$1,018	$1,005		$1,139		$830	$901	$780

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.78%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.85%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015		2014	2013	2012
Net asset value at beginning of period	$19.74		$20.84		$19.95		$21.90	$17.44	$16.13

Net investment income (loss) (a)	(0.04)		0.01		(0.04)		(0.04)	0.02	0.05
Net realized and unrealized gain (loss) on investments	1.80		(0.81)		0.95		(1.66)	4.71	1.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	1.75		(0.81)		0.89		(1.72)	4.72	1.31

Less dividends:
From net investment income	—		(0.29)		—		(0.23)	(0.26)	—

Net asset value at end of period	$21.49		$19.74		$20.84		$19.95	$21.90	$17.44

Total investment return (b)	8.87	%(c)	(3.91%)		4.46%		(7.94%)	27.42%	8.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41	%)††	0.03	% (d)	(0.18%)		(0.17%)	0.08%	0.30%
Net expenses	2.60	% ††	2.53	% (e)	2.60	% (f)	2.48%	2.52%	2.48	%(f)
Expenses (before waiver/reimbursement)	3.00	% ††	2.87%		2.66	% (f)	2.53%	2.57%	2.51	%(f)
Portfolio turnover rate	25%		43%		39%		54%	55%	44%
Net assets at end of period (in 000’s)	$797		$977		$1,284		$956	$916	$2,334

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.04)%.
(e)	Without the custody fee reimbursement, net expenses would have been 2.60%.
(f)	Net of interest expense of less than 0.01%.

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015		2014	2013	2012
Net asset value at beginning of period	$20.90	$22.03		$21.01		$23.11	$18.35	$16.83

Net investment income (loss) (a)	0.08	0.25		0.19		0.19	0.29	0.21
Net realized and unrealized gain (loss) on investments	1.90	(0.84)		1.02		(1.70)	4.91	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	1.97	(0.60)		1.19		(1.53)	5.19	1.55

Less dividends:
From net investment income	(0.16)	(0.53)		(0.17)		(0.57)	(0.43)	(0.03)

Net asset value at end of period	$22.71	$20.90		$22.03		$21.01	$23.11	$18.35

Total investment return (b)	9.49%	(2.78%)		5.74%		(6.77%)	28.97%	9.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%††	1.22	% (c)	0.90%		0.81%	1.48%	1.27%
Net expenses	1.40%††	1.33	% (d)	1.38	%(e)	1.25%	1.32%	1.36	%(e)
Expenses (before waiver/reimbursement)	1.79%††	1.65%		1.43	%(e)	1.30%	1.37%	1.39	%(e)
Portfolio turnover rate	25%	43%		39%		54%	55%	44%
Net assets at end of period (in 000’s)	$28,609	$32,439		$46,540		$107,682	$119,726	$154,291

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.15%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.40%.
(e)	Net of interest expense of less than 0.01%.

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

21

Notes to Financial Statements (Unaudited) (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

22	MainStay Epoch International Small Cap Fund

security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of

23

Notes to Financial Statements (Unaudited) (continued)

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification

24	MainStay Epoch International Small Cap Fund

obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one year terms unless New York Life

Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $187,610 and waived its fees and/or reimbursed expenses in the amount of $66,088.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $225 and $314, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $23.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent

25

Notes to Financial Statements (Unaudited) (continued)

services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$740
Investor Class	1,220
Class C	1,031
Class I	5,469

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$1,224,830

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $8,557 and $16,139, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	8,422	$172,196
Shares issued to shareholders in reinvestment of dividends and distributions	947	18,701
Shares redeemed	(42,823)	(868,685)

Net increase (decrease) in shares outstanding before conversion	(33,454)	(677,788)
Shares converted into Class A (See Note 1)	2,389	47,779
Shares converted from Class A (See Note 1)	(345)	(7,334)

Net increase (decrease)	(31,410)	$(637,343)

Year ended October 31, 2016:
Shares sold	52,041	$1,030,040
Shares issued to shareholders in reinvestment of dividends and distributions	5,751	119,095
Shares redeemed	(114,307)	(2,305,866)

Net increase (decrease) in shares outstanding before conversion	(56,515)	(1,156,731)
Shares converted into Class A (See Note 1)	4,602	94,363
Shares converted from Class A (See Note 1)	(1,860)	(37,310)

Net increase (decrease)	(53,773)	$(1,099,678)

26	MainStay Epoch International Small Cap Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	4,619	$95,577
Shares issued to shareholders in reinvestment of dividends and distributions	132	2,609
Shares redeemed	(6,220)	(127,274)

Net increase (decrease) in shares outstanding before conversion	(1,469)	(29,088)
Shares converted into Investor Class (See Note 1)	346	7,334
Shares converted from Investor Class (See Note 1)	(2,394)	(47,779)

Net increase (decrease)	(3,517)	$(69,533)

Year ended October 31, 2016:
Shares sold	12,364	$250,563
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	23,610
Shares redeemed	(14,419)	(293,562)

Net increase (decrease) in shares outstanding before conversion	(912)	(19,389)
Shares converted into Investor Class (See Note 1)	1,865	37,310
Shares converted from Investor Class (See Note 1)	(4,614)	(94,363)

Net increase (decrease)	(3,661)	$(76,442)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,051	$62,077
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(15,450)	(305,842)

Net increase (decrease)	(12,399)	$(243,765)

Year ended October 31, 2016:
Shares sold	9,190	$183,358
Shares issued to shareholders in reinvestment of dividends and distributions	674	13,719
Shares redeemed	(21,980)	(432,878)

Net increase (decrease)	(12,116)	$(235,801)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	142,344	$2,972,977
Shares issued to shareholders in reinvestment of dividends and distributions	8,560	174,284
Shares redeemed	(443,647)	(9,197,543)

Net increase (decrease)	(292,743)	$(6,050,282)

Year ended October 31, 2016:
Shares sold	193,032	$3,941,323
Shares issued to shareholders in reinvestment of dividends and distributions	38,758	826,715
Shares redeemed	(792,402)	(16,715,660)

Net increase (decrease)	(560,612)	$(11,947,622)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life

28	MainStay Epoch International Small Cap Fund

Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus.

The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted the Fund’s underperformance relative to peers over various time periods. The Board considered New York Life Investments’ representation that it would continue to monitor the Fund’s investment performance over the upcoming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

30	MainStay Epoch International Small Cap Fund

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch International Small Cap Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737118 MS144-17	MSEISC10-06/17 (NYLIM) NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–4.31 0.20%	–2.29 2.31%	5.16 6.13%	7.12 7.82%	0.88 0.88%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–4.32 0.18	–2.32 2.29	5.12 6.10	7.06 7.76	0.91 0.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	–1.17 –0.19	0.54 1.52	5.30 5.30	6.96 6.96	1.66 1.66
Class I Shares	No Sales Charge		3/31/2010	0.32	2.57	6.38	8.07	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays Municipal Bond Index[3]	–0.34%	0.14%	3.16%	4.28%
High Yield Municipal Bond Composite Index[4]	–0.19	2.68	4.46	5.72
Average Lipper High Yield Municipal Debt Fund[5]	–0.91	1.01	4.58	5.61

3.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The
Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Municipal Debt Fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,002.00	$4.32	$1,020.50	$4.36	0.87%

Investor Class Shares	$1,000.00	$1,001.80	$4.47	$1,020.30	$4.51	0.90%

Class C Shares	$1,000.00	$998.10	$8.17	$1,016.60	$8.25	1.65%

Class I Shares	$1,000.00	$1,003.20	$3.08	$1,021.70	$3.11	0.62%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

State Composition as of April 30, 2017

California	12.9%
Puerto Rico	10.2
Illinois	9.8
New York	8.6
Texas	5.2
Pennsylvania	4.4
New Jersey	4.3
Ohio	4.0
Michigan	3.6
Florida	2.8
Massachusetts	2.8
Colorado	2.3
Georgia	2.2
Virginia	2.1
Wisconsin	2.1
District of Columbia	2.0
Guam	1.7
Oklahoma	1.5
U.S. Virgin Islands	1.5
Arizona	1.3
Tennessee	1.3
Alabama	1.0
Louisiana	1.0
Minnesota	1.0
Missouri	1.0
Washington	1.0

Indiana	0.9%
Iowa	0.8
Kentucky	0.7
Rhode Island	0.6
North Carolina	0.4
Alaska	0.3
New Mexico	0.3
Oregon	0.3
South Carolina	0.3
Kansas	0.2
Maine	0.2
Maryland	0.2
Nebraska	0.2
Nevada	0.2
New Hampshire	0.2
Arkansas	0.1
Delaware	0.1
Connecticut	0.1
Hawaii	0.1
Mississippi	0.1
South Dakota	0.1
Vermont	0.1
Wyoming	0.1
Utah	0.0 ‡
Other Assets, Less Liabilities	1.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2017

1.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds (zero coupon)–5.30%, due 6/1/33–6/1/47

2.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds (zero coupon)–5.125%, due 8/1/40–8/1/54 (Insured)

3.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.75%–5.00%, due 6/1/34–6/1/41

5.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (zero coupon)–8.25%, due 5/1/17–7/1/37 (93% Insured)

5.	Puerto Rico Highways & Transportation Authority, Revenue Bonds (zero coupon)–5.50%, due 7/1/17–7/1/38 (Insured)

6.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/42

7.	Chicago Board of Education, Unlimited General Obligation, 1.73%–9.00%, due 3/1/26–12/1/44

8.	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds, 5.00%–5.25%, due 7/1/41–1/1/50

9.	Metropolitan Transportation Authority, Revenue Bonds, 0.86%–0.88%, due 11/1/31–11/1/35

10.	Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds (zero coupon)–5.00%, due 12/15/38–6/15/50

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during six months ended April 30, 2017?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 0.20% for Class A shares, 0.18% for Investor Class shares and –0.19% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 0.32%. For the six months ended April 30, 2017, all share classes outperformed the –0.34% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark. Class A, Investor Class and Class I shares outperformed—and Class C shares performed in line with—the –0.19% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2017, all share classes outperformed the –0.91% return of the Average Lipper2 High Yield Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, Frances Lewis was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund maintained a significantly overweight position relative to the Bloomberg Barclays Municipal Bond Index in credits rated BBB3 and lower during the reporting period. (The Bloomberg Barclays Municipal Bond Index consists entirely of investment-grade credits.) The Fund remained overweight relative to the Index in longer-maturity securities. These factors essentially offset each other during the reporting period, as credit spreads4 tightened during the last three months of the reporting period, while the municipal yield curve5 steepened. Even so, a substantial rally in tobacco bonds and other high-yield credits in the second half of the reporting period led the Fund to outperform during the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. The Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst7 was 7.7 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The municipal market experienced a significant dislocation at the beginning of the reporting period. Redemptions, which were already weighing on the municipal market, escalated after the November 2016 U.S. presidential election. The municipal market took a cue from the U.S. Treasury market with higher rates warranted by fears that a stronger economy could spur higher inflation and a higher federal deficit. The municipal market also showed signs of concern about potential changes in the tax code, which led tax-exempt bonds to underperform most of their taxable counterparts. In particular, credit spreads in the municipal market widened early in the reporting period, before rebounding in the last three months. While the Fund experienced a significant drawdown in November 2016, our decision to hold larger-than-usual cash reserves insulated the Fund from selling into a difficult market. In fact, we were able to purchase bonds in both the primary and secondary markets while many of our competitors were selling.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-rating profile than the Bloomberg Barclays Municipal Bond Index, which consists entirely of investment-grade bonds. This

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

positioning translated into slight outperformance relative to the Bloomberg Barclays Municipal Bond Index during the reporting period, as a substantial rally in tobacco bonds and other high-yield credits in the second half of the reporting period more than offset a steepening yield curve. In particular, the Fund’s exposure to zero-coupon tobacco bonds, along with security selection in Puerto Rico and California, proved advantageous. Detracting from relative performance were the Fund’s overweight allocations to BBB-rated credits and to the education sector, as well as the Fund’s exposure to Virgin Island bonds.

How did the Fund’s sector weightings change during the reporting period?

As Fund strategy did not materially change from the prior reporting period, there were no major changes to the structure of the portfolio. The prevalent sectors in the Fund—such as special tax, education, transportation, health care and tobacco—continued to reflect our desire to construct a reasonably well-diversified Fund that included exposure to infrequent municipal issuers and maintained a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). We believed that the scarcity value8 of the Fund’s infrequent issuers would enhance the performance of those specific bonds over time. During the reporting period, the Fund modestly increased its exposure to education, local general obligation, health care and tobacco bonds, while decreasing exposure to industrial development revenue/pollution control revenue (“IDR/PCR”), pre-refunded bonds and state general obligation bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund continued to hold an overweight position relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and credits rated below investment grade. As of April 30, 2017, the Fund held approximately 43.0% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund maintained underweight positions relative to the Index in securities rated AA and AAA9 and in bonds with maturities of less than 10 years.

8.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.
9.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.2%†
Alabama 1.0%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds
Series S 5.75%, due 6/1/45	$1,250,000	$1,329,962
Series S 6.00%, due 6/1/50	1,375,000	1,485,880
County of Jefferson AL, Revenue Bonds Series A 4.75%, due 1/1/25	650,000	652,190
County of Jefferson AL, Sewer Revenue, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,568,620
Series D 6.00%, due 10/1/42	2,500,000	2,867,700
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,615,502
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,118,758
Insured: AMBAC 5.125%, due 4/1/21	250,000	250,843
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,357,724

		31,247,179

Alaska 0.3%
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	10,785,000	10,335,050

Arizona 1.3%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	7,945,000	8,394,925
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds
6.00%, due 7/1/37	3,000,000	3,045,270
6.00%, due 7/1/47	2,500,000	2,517,425

	Principal Amount	Value
Arizona (continued)
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds Series A 5.375%, due 7/1/50 (a)	$1,500,000	$1,540,710
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,610,891
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (a)
Series A 5.00%, due 7/1/35	1,700,000	1,727,880
Series A 5.00%, due 7/1/46	4,120,000	4,151,477
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds
5.00%, due 7/1/46	1,350,000	1,429,313
6.40%, due 7/1/47	1,000,000	1,082,950
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,176,255
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds (a)
5.375%, due 6/15/35	1,360,000	1,359,905
5.625%, due 6/15/45	3,985,000	4,004,048
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,970,000	2,082,723
Industrial Development Authority of the County of Pima, Paradise Education Center Project, Revenue Bonds 6.10%, due 6/1/45	1,100,000	1,212,277
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	563,060
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,123,570

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$875,000	$875,411

		40,898,090

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,555,901
Series C 5.00%, due 2/1/35	1,170,000	1,261,880

		2,817,781

California 12.9%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,612,466
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,147,240
Antelope Valley Healthcare District, Revenue Bonds
Series A 5.00%, due 3/1/46	1,095,000	1,050,554
Series A 5.25%, due 3/1/36	2,775,000	2,819,150
Bassett Unified School District, CABS-Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	730,354
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	681,180
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
5.125%, due 6/1/38	4,000,000	3,966,200
Series A 5.125%, due 6/1/38	3,500,000	3,499,685
5.25%, due 6/1/46	3,095,000	3,063,400
5.65%, due 6/1/41	8,600,000	8,753,854
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A 5.375%, due 11/1/40	3,000,000	3,169,620

	Principal Amount	Value
California (continued)
California Municipal Finance Authority, Baptist University, Revenue Bonds (continued)
Series A 5.50%, due 11/1/45	$6,000,000	$6,369,900
California Municipal Finance Authority, Community Hospitals Center, Certificates of Participation 5.50%, due 2/1/39	1,640,000	1,769,626
California Municipal Finance Authority, NorthBay Healthcare, Revenue Bonds
Series A 5.00%, due 11/1/47	3,750,000	4,025,737
Series A 5.25%, due 11/1/36	855,000	952,436
Series A 5.25%, due 11/1/41	2,500,000	2,759,700
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (a)	1,165,000	1,177,093
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,561,676
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,175,830
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	577,420
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,162,820
California School Finance Authority, Rocketship Education Obligated, Revenue Bonds Series A 5.125%, due 6/1/47 (a)	1,100,000	1,104,477
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
6.00%, due 7/1/40	2,490,000	2,695,375
6.375%, due 7/1/45	1,170,000	1,273,767

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	$3,535,000	$3,924,380
7.50%, due 11/1/41	1,000,000	1,150,380
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,131,600
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A 5.00%, due 6/1/36	2,250,000	2,306,542
Series A 5.00%, due 6/1/46	2,000,000	2,028,040
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	714,524
5.875%, due 11/1/43	435,000	458,020
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.25%, due 12/1/56 (a)	9,000,000	9,678,150
5.50%, due 12/1/54	3,800,000	4,110,422
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,690,369
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	100,000,000	5,333,000
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	777,860
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	782,502
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,167,825

	Principal Amount	Value
California (continued)
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation Series B, Insured: AGC 4.375%, due 8/1/21	$250,000	$251,745
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,666,899
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,782,333
Fontana Unified School District, CABS, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,490,500
Series C (zero coupon), due 8/1/39	17,900,000	5,880,150
Series C (zero coupon), due 8/1/43	16,000,000	4,128,480
Series C (zero coupon), due 8/1/44	8,000,000	1,950,560
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,723,230
Series C 6.50%, due 1/15/43	5,000,000	5,967,800
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,299,800
♦Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/47	650,000,000	89,726,000
Series A-1 5.00%, due 6/1/33	2,755,000	2,770,152
Series A-1 5.125%, due 6/1/47	5,350,000	5,349,625
Series A-2 5.30%, due 6/1/37	20,365,000	20,648,481
Hayward Unified School District, Election 2008, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,754,733
Inland Empire Tobacco Securitization Authority, Turbo Asset-Backed, Revenue Bonds Series E (zero coupon), due 6/1/57 (a)	30,000,000	1,084,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Mendocino-Lake Community College District, CABS-Election 2006, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	$8,400,000	$2,085,804
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,710,400
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	104,126
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,657,585
Rohnerville School District, CABS-Election 2010, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	345,680
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	265,590
San Francisco City & County Redevelopment Agency, CABS District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,722,151
Series C (zero coupon), due 8/1/38	2,000,000	642,000
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	527,042
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	12,000,000	12,991,440
Series B 5.25%, due 1/15/49	4,220,000	4,551,776
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	19,764,261
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series D, Insured: XLCA 4.50%, due 8/1/33	690,000	691,608

	Principal Amount	Value
California (continued)
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	$25,000,000	$6,022,500
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,716,923
State of California, Kindergarten, Unlimited General Obligation Series A1 0.62%, due 5/1/34 (b)	8,000,000	8,000,000
State of California, Unlimited General Obligation Series A, Subseries A-1-2 0.83%, due 5/1/40 (b)	20,700,000	20,700,000
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	122,839
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,912,470
Insured: NATL-RE 5.25%, due 9/1/23	345,000	340,446
Insured: NATL-RE 5.25%, due 9/1/24	100,000	99,704
Insured: NATL-RE 5.25%, due 9/1/34	350,000	349,972
Insured: NATL-RE 5.375%, due 9/1/21	175,000	174,118
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	49,419
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,006,751
Series B (zero coupon), due 6/1/50	16,260,000	2,220,953
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	58,553
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	77,115
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	2,150,000	2,132,736

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds (continued)
Series A-1 5.50%, due 6/1/45	$5,100,000	$5,018,706
Tobacco Securitization Authority Northern California, Revenue Bonds Series A-1 5.125%, due 6/1/46	18,160,000	18,158,910
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	616,150
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,499,900
Westminster School District, CABS-Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,053,200

		393,218,990

Colorado 2.3%
Belleview Station Metropolitan District, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,418,558
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,277,688
Series A 5.375%, due 12/1/33	1,500,000	1,669,830
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (c)	8,000,000	8,082,080
Colorado Educational & Cultural Facilities Authority, National Jewish Federation, Revenue Bonds Series C-4 0.86%, due 6/1/37 (b)	2,250,000	2,250,000
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,754,800
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,092,620

	Principal Amount	Value
Colorado (continued)
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	$4,175,000	$4,588,074
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,514,520
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,219,538
6.00%, due 12/1/46	1,000,000	1,031,190
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,381,250
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	186,844
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,314,926
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	447,659
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	803,604
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,864,527
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	302,390
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	969,773
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	453,094
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	179,879
(zero coupon), due 9/1/40	5,250,000	1,835,925
(zero coupon), due 9/1/41	3,925,000	1,305,926
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	3,815,000	3,905,072
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	1,900,000	1,973,454
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	4,000,000	4,283,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	$2,100,000	$2,101,218

		71,208,199

Connecticut 0.1%
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (a)	1,500,000	1,420,755
State of Connecticut, Bradley International Airport, Revenue Bonds (c)
Series A, Insured: ACA 6.50%, due 7/1/18	375,000	376,350
Series A, Insured: ACA 6.60%, due 7/1/24	2,075,000	2,081,682

		3,878,787

Delaware 0.1%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,038,074

District of Columbia 2.0%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,091,060
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	1,400,000	1,445,654
District of Columbia, James F. Oyster Elementary School, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	670,000	666,837
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	992,944
District of Columbia, Provident Group-Howard Properties, Revenue Bonds 5.00%, due 10/1/30	1,000,000	964,700
District of Columbia, Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	11,915,300

	Principal Amount	Value
District of Columbia (continued)
District of Columbia, Tranche 1, Revenue Bonds Series A 0.87%, due 8/15/38 (b)	$9,690,000	$9,690,000
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,454,194
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	5,005,000	1,790,439
Metropolitan Washington Airports Authority, Dulles Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	30,365,000	31,860,780

		61,871,908

Florida 2.8%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,070,000	4,070,122
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (a)	2,000,000	1,995,000
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,715,735
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,640,055
City of Jacksonville FL, Florida Power & Light Co. Project, Revenue Bonds 0.93%, due 5/1/29 (b)	21,800,000	21,800,000
City of Orlando FL, Revenue Bonds Series C, Insured: AGC 5.50%, due 11/1/38	2,835,000	2,888,553
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	6,500,000	6,885,905
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,437,515
6.125%, due 6/1/43	2,500,000	2,799,175

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	$250,000	$251,875
County of Bay FL, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	1,000,000	1,040,320
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (a)	3,605,000	3,274,494
Halifax Hospital Medical Center, Revenue Bonds 4.00%, due 6/1/46	2,565,000	2,570,746
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,718,960
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	1,995,473
5.00%, due 11/15/39	2,230,000	2,393,526
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,667,535
Series C 5.00%, due 10/1/40	1,000,000	1,093,330
Series A 7.25%, due 10/1/40	2,500,000	3,114,975
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,662,930
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	400,000	418,968
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien 6.00%, due 10/1/36	4,000,000	2,981,080
Osceola County Expressway Authority, Revenue Bonds Senior Lien—Series A 5.375%, due 10/1/47	11,170,000	11,958,937

		85,375,209

	Principal Amount	Value
Georgia 2.2%
Burke County Development Authority, Georgia—Vogtle Power Co. Plant, Revenue Bonds 1.17%, due 5/1/22 (b)	$11,500,000	$11,500,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	8,703,612
Cobb County Development Authority, Kennesaw State University, Revenue Bonds 5.00%, due 7/15/38	2,390,000	2,548,887
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,268,360
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,071,550
Monroe County Development Authority, Georgia Power Co.—Scherer Project, Revenue Bonds 1.17%, due 11/1/48 (b)	29,275,000	29,275,000
Private Colleges And Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,363,660

		65,731,069

Guam 1.7%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (c)	3,000,000	3,421,950
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	13,565,000	14,893,285
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,548,590
Series D 5.00%, due 11/15/39	25,750,000	27,065,052
Series A 6.50%, due 11/1/40	3,990,000	4,651,542

		51,580,419

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (a)	1,500,000	1,453,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois 9.8%
Chicago Board of Education, Chicago School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	$21,765,000	$23,638,749
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,040,000	3,187,044
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	30,000,000	31,041,300
♦Chicago Board of Education, Unlimited General Obligation
Series A-3 1.73%, due 3/1/36 (b)	5,000,000	4,780,100
Series B 5.00%, due 12/1/33	1,950,000	1,592,155
Series A 5.25%, due 12/1/41	5,295,000	4,328,927
Series A 5.50%, due 12/1/39	5,400,000	4,491,234
Series A 7.00%, due 12/1/44	12,375,000	11,978,257
Series A-1 9.00%, due 3/1/26	13,450,000	13,416,778
Series A 9.00%, due 3/1/32 (b)	8,000,000	8,000,000
Chicago Midway International Airport, Revenue Bonds Series B 5.00%, due 1/1/46	10,500,000	11,627,700
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	7,500,000	8,061,375
City of Chicago IL, Revenue Bonds Series A 5.25%, due 1/1/38	11,550,000	11,940,274
City of Chicago IL, Sales Tax, Revenue Bonds Series A 5.00%, due 1/1/41	4,000,000	4,076,480
City of Chicago IL, Unlimited General Obligation
Series C 5.00%, due 1/1/34	1,355,000	1,304,459
Series B 5.50%, due 1/1/31	2,360,000	2,374,467
Series A 6.00%, due 1/1/38	25,000,000	26,193,500

	Principal Amount	Value
Illinois (continued)
City of Chicago IL, Waterworks, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 11/1/32	$515,000	$516,514
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,645,860
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,286,733
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,367,100
Illinois Finance Authority, Memorial Health System, Revenue Bonds 0.88%, due 10/1/22 (b)	5,500,000	5,500,000
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,014,300
Illinois Finance Authority, Noble Network Charter, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,901,407
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	1,991,860
6.50%, due 4/1/39	4,000,000	4,237,400
6.50%, due 4/1/44	3,000,000	3,174,480
Illinois Finance Authority, University of Chicago Medical Center, Revenue Bonds Series B 0.85%, due 8/1/44 (b)	9,880,000	9,880,000
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	10,600,000	10,837,334
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds Series A 5.00%, due 6/15/42	9,430,000	9,478,376
♦Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 12/15/38	94,950,000	33,997,797
Series B-2 5.00%, due 6/15/50	1,600,000	1,602,192

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Quad Cities Regional Economic Development Authority, Two Rivers YMCA Project, Revenue Bonds 0.88%, due 12/1/31 (b)	$3,400,000	$3,400,000
State of Illinois, Unlimited General Obligation Insured: BAM 4.00%, due 6/1/41	26,080,000	26,079,218
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	202,410

		299,145,780

Indiana 0.9%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	1,000,000	1,181,710
City of Anderson IN, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	2,285,000	2,144,518
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (c)	5,500,000	6,587,790
Gary Chicago International Airport Authority, Revenue Bonds (c)
5.00%, due 2/1/29	1,170,000	1,239,615
5.25%, due 2/1/34	750,000	790,005
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	735,693
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,173,837
5.50%, due 8/15/45	210,000	224,108
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,599,246
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,165,000

		25,841,522

Iowa 0.8%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	6,750,000	6,696,067

	Principal Amount	Value
Iowa (continued)
City of Hills IA, Mercy Hospital Project, Revenue Bonds 0.89%, due 8/1/35 (b)	$1,400,000	$1,400,000
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,145,000
Series C 5.625%, due 6/1/46	6,730,000	6,730,135
Xenia Rural Water District, Revenue Bonds 5.00%, due 12/1/41	3,000,000	3,256,860

		24,228,062

Kansas 0.2%
Kansas Development Finance Authority, Kansas Health System, Revenue Bonds Series J 0.88%, due 3/1/41 (b)	7,400,000	7,400,000

Kentucky 0.7%
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,104,870
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	13,910,000	13,960,771
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds Series B 0.86%, due 10/1/39 (b)	6,015,000	6,015,000

		21,080,641

Louisiana 1.0%
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,053,355
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	8,086,787
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	4,088,944
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,383,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds Series A 5.75%, due 7/1/39	$5,920,000	$5,923,730

		29,536,216

Maine 0.2%
Maine State Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	3,000,000	3,068,520
5.00%, due 7/1/43	3,590,000	3,622,023

		6,690,543

Maryland 0.2%
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,176,260
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,305,240
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,103,240

		6,584,740

Massachusetts 2.8%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds Series U-6C 0.83%, due 10/1/42 (b)	7,430,000	7,430,000
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,240,090
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	11,900,000	12,611,382
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,398,100

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	$2,000,000	$2,106,060
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	17,800,000	18,972,130
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	6,500,000	6,979,245
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,435,717
5.00%, due 9/1/45	1,175,000	1,269,693
Massachusetts Health & Educational Facilities Authority, Baystate Medical Center, Revenue Bonds Series J-2 0.86%, due 7/1/44 (b)	3,800,000	3,800,000
Massachusetts Health & Educational Facilities Authority, Children’s Hospital, Revenue Bonds Series N-4 0.88%, due 10/1/49 (b)	4,700,000	4,700,000
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,726,985
Massachusetts Port Authority, Special Facilities-Delta Airlines, Inc., Revenue Bonds (b)(c)
Series B, Insured: AMBAC 2.094%, due 1/1/31	5,000,000	4,362,500
Series C, Insured: AMBAC 2.412%, due 1/1/31	13,000,000	11,342,500

		86,374,402

Michigan 3.6%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	554,081
Allen Academy, Michigan Public School Academy, Revenue Bonds (d)(e)(f)
5.50%, due 6/1/22	1,015,000	355,260
6.00%, due 6/1/33	1,000,000	350,010

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds 5.00%, due 2/15/41	$2,000,000	$2,091,300
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,577
5.125%, due 11/1/35	605,000	605,182
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	5,000,000	5,400,800
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	20,193
Insured: AMBAC 5.25%, due 4/1/22	58,125	58,502
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,848
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds
Senior Lien-Series C 4.50%, due 7/1/27	165,000	176,042
Series C 5.00%, due 7/1/41	1,620,000	1,726,515
City of Detroit MI, Water Supply System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/36	655,000	702,298
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,789,909
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,029
County of Wayne MI, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,430,976
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,052,670
5.00%, due 12/1/40	1,000,000	1,045,610
5.00%, due 12/1/45	4,000,000	4,170,760
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Senior Lien-Series C-1 5.00%, due 7/1/44	1,000,000	1,063,570

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Higher-Education-Thomas M. Cooley Law, Revenue Bonds 6.75%, due 7/1/44 (a)	$11,625,000	$11,860,406
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,090,940
Series D4 5.00%, due 7/1/34	1,000,000	1,099,060
5.00%, due 7/1/35	2,000,000	2,173,060
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	1,000,000	1,040,750
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	855,000	900,913
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	2,099,012
7.00%, due 10/1/36	1,740,000	1,694,899
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
7.75%, due 7/15/26	100,000	91,055
8.00%, due 7/15/41	2,000,000	1,704,400
Michigan Finance Authority, St. Catherine Siena, Revenue Bonds (d)(e)
Series A 7.375%, due 10/1/20	885,000	159,300
Series A 8.00%, due 10/1/30	1,750,000	315,000
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	305,055
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	339,786
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	534,730
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,616,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	$150,000	$150,452
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,151,925
Michigan Strategic Fund, Events Centre Project, Tax Allocation Series A 4.125%, due 7/1/45 (b)	16,000,000	16,288,800
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	7,355,000	7,231,215
Series A 6.00%, due 6/1/48	19,370,000	18,298,839

		109,846,057

Minnesota 1.0%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	3,000,000	3,081,120
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,461,710
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 0.87%, due 11/15/35 (b)	3,775,000	3,775,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Health Care Facilities-Children’s, Revenue Bonds Series B, Insured: AGM 0.85%, due 8/15/25 (b)	10,225,000	10,225,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	1,924,526
5.00%, due 11/15/40	1,775,000	1,879,973

	Principal Amount	Value
Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	$3,000,000	$3,041,130
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,214,360
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	1,350,000	1,447,362

		30,050,181

Mississippi 0.1%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,402,088

Missouri 1.0%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	513,885
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	330,000	325,627
5.50%, due 6/1/29	3,510,000	3,377,884
City of Lee’s Summit MO, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,566,480
County of Boone MO, Boone County Hospital Center, Revenue Bonds 4.00%, due 8/1/38	1,595,000	1,581,379
Health & Educational Facilities Authority of the State of Missouri, Bethesda Health Group, Inc., Revenue Bonds Series B 0.88%, due 8/1/41 (b)	11,575,000	11,575,000
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,046,400

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kirkwood Industrial Development Authority, Aberdeen Heights Project, Revenue Bonds Series A 5.25%, due 5/15/50	$3,250,000	$3,370,672
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,505,000	1,524,324
6.00%, due 5/1/42	2,800,000	2,829,260
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,839,219
St. Louis County Industrial Development Authority, Ranken-Jordan Project, Revenue Bonds 5.00%, due 11/15/46	1,000,000	962,650

		30,512,780

Nebraska 0.2%
Douglas County, Hospital Authority No. 2, Madonna Rehabilitation Hospital, Revenue Bonds 4.00%, due 5/15/33	2,100,000	2,120,538
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,902,640

		5,023,178

Nevada 0.2%
City of Reno NV, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	422,187
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	2,986,995
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,100,580

		4,509,762

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,041,716

	Principal Amount	Value
New Hampshire (continued)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds (continued)
Series B, Insured: ACA (zero coupon), due 1/1/26	$1,775,000	$1,158,827
New Hampshire Health & Education Facilities Authority, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,000,000	1,063,310
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	3,037,694

		7,301,547

New Jersey 4.3%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	810,208
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (c)
5.25%, due 9/15/29	4,920,000	5,335,543
5.50%, due 4/1/28	180,000	180,509
Series A 5.625%, due 11/15/30	8,085,000	8,988,499
Series B 5.625%, due 11/15/30	7,000,000	7,782,250
5.75%, due 9/15/27	3,485,000	3,796,803
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	537,725
Series A 5.00%, due 1/1/50	1,175,000	1,240,518
New Jersey Economic Development Authority, Revenue Bonds (c)
5.125%, due 1/1/34	3,000,000	3,236,850
Insured: AGM 5.125%, due 7/1/42	1,705,000	1,866,975
5.375%, due 1/1/43	2,000,000	2,224,040
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	8,410,000	8,845,302
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	221,148

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	$2,055,000	$2,243,176
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (c)	2,000,000	2,062,600
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	2,157,588
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds Insured: NATL-RE (zero coupon), due 7/1/17	120,000	119,797
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,584,714
6.25%, due 7/1/35	2,725,000	2,914,088
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,057,988
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series A-1 5.00%, due 6/1/29	7,025,000	7,039,472
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	9,776,929
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,075,040
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.75%, due 6/1/34	23,860,000	23,358,701
Series 1A 5.00%, due 6/1/41	30,255,000	29,778,786

		132,235,249

	Principal Amount	Value
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	$7,250,000	$7,742,927

New York 8.6%
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(c)	1,500,000	1,588,650
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/45	4,000,000	4,285,000
City of New York NY, Unlimited General Obligation (b)
Subseries D-4 0.84%, due 8/1/40	21,050,000	21,050,000
Series I, Subseries I-3 0.85%, due 4/1/36	5,300,000	5,300,000
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	829,373
Series A 5.00%, due 6/15/26	960,000	1,043,558
Series A 5.50%, due 6/15/31	750,000	817,095
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	403,715
Series A-1 5.00%, due 8/1/46	14,765,000	12,298,359
Metropolitan Transportation Authority, Green, Revenue Bonds Series A1 5.25%, due 11/15/56	10,000,000	11,312,700
♦Metropolitan Transportation Authority, Revenue Bonds (b)
Series A-1 0.86%, due 11/1/31	9,985,000	9,985,000
Subseries G-2 0.87%, due 11/1/32	14,700,000	14,700,000
Subseries D-2 0.88%, due 11/1/35	15,000,000	15,000,000
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,042,381
Series A-3 5.125%, due 6/1/46	13,155,000	12,759,824

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	$1,500,000	$1,503,255
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,707,358
New York City Water & Sewer System, Revenue Bonds Series AA-3 1.08%, due 6/15/32 (b)	14,700,000	14,700,000
New York Convention Center Development Corp., CABS Subordinated Lien, Revenue Bonds Series B, Insured: AGM (zero coupon), due 11/15/49	11,085,000	2,760,941
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	719,500
New York Liberty Development Corp., Bank of America, Revenue Bonds 6.375%, due 7/15/49	1,000,000	1,087,960
New York Liberty Development Corp., World Trade Center, Revenue Bonds (a)
Class 1 5.00%, due 11/15/44	2,000,000	2,129,140
Class 2 5.15%, due 11/15/34	4,150,000	4,473,575
Class 2 5.375%, due 11/15/40	6,500,000	7,041,905
Class 3 7.25%, due 11/15/44	10,500,000	12,466,860
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	1,118,070
5.00%, due 12/1/30	1,200,000	1,332,744
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds Series A 0.91%, due 5/1/42 (b)	15,000,000	15,000,000
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (c)	6,200,000	6,524,260

	Principal Amount	Value
New York (continued)
♦New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Series A 5.00%, due 7/1/41	$5,000,000	$5,391,350
Series A 5.00%, due 7/1/46	27,500,000	29,563,050
Series A 5.25%, due 1/1/50	5,000,000	5,434,600
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	8,600,175
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,499,584
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,364,685
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50	13,000,000	1,086,410
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	766,019
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,084,360
Suffolk County Industrial Development Agency, Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (a)	2,000,000	1,981,580
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 6.00%, due 6/1/48	1,125,000	1,139,614
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds Series A 5.00%, due 1/1/34 (c)	3,010,000	3,335,652
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	1,000,000	1,056,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	$6,205,000	$6,752,715
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 3.75%, due 11/1/37	2,265,000	2,125,793

		261,162,840

North Carolina 0.4%
North Carolina Turnpike Authority, Revenue Bonds Series A 5.00%, due 7/1/54	10,000,000	10,776,400

Ohio 4.0%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	2,000,000	2,196,740
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	11,000,000	10,591,240
Series A-2 5.375%, due 6/1/24	4,985,000	4,799,658
Series A-2 5.75%, due 6/1/34	7,575,000	7,265,258
Series A-2 5.875%, due 6/1/30	25,925,000	24,804,003
Series A-2 6.00%, due 6/1/42	4,880,000	4,797,674
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B (zero coupon), due 6/1/47	240,000,000	15,816,000
Butler County Port Authority, Liberty CTR Project, Revenue Bonds
Series C 5.00%, due 12/1/24	970,000	961,571
Series C 6.00%, due 12/1/43	3,500,000	3,448,550
Cleveland-Cuyahoga County Port Authority, Revenue Bonds (d)(e)
7.00%, due 12/1/18	710,000	157,585
7.35%, due 12/1/31	6,000,000	1,331,700

	Principal Amount	Value
Ohio (continued)
County of Cuyahoga OH, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 2.626%, due 12/1/28 (b)	$3,950,000	$3,609,312
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,803,050
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,127,045
5.00%, due 1/1/46	2,090,000	2,170,319
5.00%, due 1/1/51	1,000,000	1,036,980
Ohio State Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 0.87%, due 1/1/39 (b)	20,000,000	20,000,000
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	195,000	195,372
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,200,000	1,299,804
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,474,760
Series A 5.00%, due 7/1/39	1,500,000	1,564,005
Series A 5.00%, due 7/1/46	9,790,000	10,164,859

		121,615,485

Oklahoma 1.5%
Norman Regional Hospital Authority, Revenue Bonds
5.00%, due 9/1/37	3,500,000	3,810,275
5.125%, due 9/1/37	6,895,000	6,907,618
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	16,850,000	18,167,164
Series A 5.00%, due 8/1/52	11,165,000	11,940,968

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds (continued)
Series A 5.25%, due 8/1/57	$3,000,000	$3,245,580
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,333,425

		45,405,030

Oregon 0.3%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	1,000,000	888,760
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,836,862
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,216,510
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,012,090

		9,954,222

Pennsylvania 4.4%
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,116,960
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	3,050,539
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	290,000	311,753
Capital Region Water, Harrisburg Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,033,020

	Principal Amount	Value
Pennsylvania (continued)
Capital Region Water, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (e)	$3,495,000	$3,347,895
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds Series A 5.25%, due 10/15/47	3,250,000	3,244,442
Chester County Industrial Development Authority, The Hickman Project, Revenue Bonds 5.25%, due 1/1/37	1,710,000	1,657,862
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	881,049
5.00%, due 9/15/28	860,000	917,792
5.00%, due 9/15/29	175,000	185,362
5.00%, due 9/15/37	4,590,000	4,700,894
City of Harrisburg PA, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	196,824
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	384,828
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	418,825
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	254,119
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	111,939
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	13,033
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	309,440
Series F, Insured: AMBAC (zero coupon), due 9/15/22	535,000	403,229
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	285,000	310,773
Crawford County PA Hospital Authority, Meadville Medical Center Project, Revenue Bonds Series A 6.00%, due 6/1/51	2,715,000	2,734,276
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	306,642

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	$340,000	$340,833
Harrisburg Parking Authority, Revenue Bonds Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	103,147
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	1,000,000	1,073,450
Lancaster County Hospital Authority, Masonic Homes Project, Revenue Bonds Series D 0.85%, due 7/1/34 (b)	8,810,000	8,810,000
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	5,000,000	5,409,950
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,300,000	6,676,236
5.25%, due 1/15/46	1,000,000	1,059,720
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	3,993,188
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	8,090,684
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	275,417
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (b)	5,500,000	5,518,425

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	$1,475,000	$1,604,992
Series A 6.50%, due 9/1/38	1,000,000	1,089,700
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,102,490
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: AGC 5.00%, due 9/15/33	150,000	150,460
Insured: AGC 5.75%, due 3/15/30	1,040,000	1,042,049
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,757,825
5.50%, due 7/15/43	2,400,000	2,641,920
Pennsylvania State Higher Educational Facilities Authority, Drexel University, Revenue Bonds Series B 0.85%, due 5/1/30 (b)	13,250,000	13,250,000
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,038,600
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	18,048,779
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,196,915
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,261,028
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,093,320

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	$1,500,000	$1,683,045
Pottsville Hospital Authority, Schuylkill Health System Project, Revenue Bonds 5.25%, due 7/1/33 (a)	3,000,000	3,235,230
Scranton Parking Authority, Revenue Bonds Insured: AGC 5.25%, due 6/1/34	135,000	135,558
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	3,000,000	3,081,990
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	996,300
5.00%, due 6/1/46	2,625,000	2,554,256
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,361,160
York General Authority, York City Recreation Corp., Revenue Bonds Insured: AMBAC 5.50%, due 5/1/18	1,010,000	1,025,160

		133,593,323

Puerto Rico 10.2%
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	46,000,000	5,346,120
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,405,588
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	1,030,000	1,031,607
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	250,198
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,244,450

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.00%, due 7/1/35	$550,000	$575,977
Insured: XLCA 5.25%, due 7/1/17	1,000,000	992,930
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,060,590
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,484,056
Series A, Insured: XLCA 5.50%, due 7/1/17	5,200,000	5,163,236
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	103,768
Series A, Insured: AGC 5.50%, due 7/1/18	120,000	124,322
Series A, Insured: AMBAC 5.50%, due 7/1/19	510,000	525,218
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,365,000	5,673,004
Series A, Insured: NATL-RE 5.50%, due 7/1/20	5,505,000	5,918,591
Series A 8.00%, due 7/1/35 (e)	2,090,000	1,327,150
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien—Series A 5.00%, due 7/1/17	1,000,000	913,040
Senior Lien—Series A 5.00%, due 7/1/21	2,000,000	1,626,740
Senior Lien—Series A 5.00%, due 7/1/22	2,260,000	1,832,996
Senior Lien—Series A 5.25%, due 7/1/24	2,000,000	1,622,780
Senior Lien—Series A 5.50%, due 7/1/28	4,000,000	3,227,520
Series A 5.75%, due 7/1/37	2,235,000	1,827,515
Senior Lien—Series A 6.00%, due 7/1/38	17,555,000	14,573,810
Series A 6.00%, due 7/1/44	5,675,000	4,698,957
Senior Lien—Series A 6.00%, due 7/1/47	2,000,000	1,636,040
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,242,184
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,408,232

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds (continued)
Series A, Insured: AMBAC 5.00%, due 7/1/31	$7,765,000	$7,779,986
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	100,000	100,153
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,152,859
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,631,662
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,006,580
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	150,521
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,830,000	4,038,773
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/18	1,510,000	1,443,575
Insured: AMBAC (zero coupon), due 7/1/27	200,000	111,012
Series A, Insured: NATL-RE 4.75%, due 7/1/38	725,000	722,361
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	654,914
Insured: NATL-RE 5.00%, due 7/1/22	210,000	210,628
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,897,236
Insured: NATL-RE 5.00%, due 7/1/28	460,000	460,860
Series BB, Insured: AMBAC 5.25%, due 7/1/17	1,175,000	1,180,182
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,932,926
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	9,918,416
Series CC, Insured: AGM 5.25%, due 7/1/32	4,480,000	5,009,043
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,350,000	7,684,866
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	2,054,684
Series L, Insured: AMBAC 5.25%, due 7/1/38	205,000	215,207

	Principal Amount	Value
Puerto Rico (continued)
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	$2,245,000	$2,532,764
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	8,144,864
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	5,342,238
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	531,732
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,945,110
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC (zero coupon), due 7/1/28	1,035,000	542,195
Series A, Insured: AMBAC (zero coupon), due 7/1/34	19,150,000	6,972,324
Series A, Insured: AMBAC (zero coupon), due 7/1/35	280,000	96,121
Series A, Insured: AMBAC (zero coupon), due 7/1/36	8,410,000	2,722,149
Series A, Insured: AMBAC (zero coupon), due 7/1/37	1,525,000	465,415
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,225,480
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	5,006,459
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,460,000	1,562,200
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,105,000	13,096,521
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,395,000	8,032,227
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	13,535,840
Series A 8.25%, due 5/1/17 (a)(d)(e)	7,100,000	3,709,750
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,604,078
Series A, Insured: AGM 5.00%, due 8/1/30	720,000	730,087
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,227,426
Series M-2, Insured: AMBAC 5.50%, due 7/1/35 (b)	175,000	175,861

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	$270,000	$270,248
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,104,340
Insured: AGC 5.25%, due 7/1/33	680,000	681,965
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	306,507
Series H, Insured: AMBAC 5.50%, due 7/1/17	325,000	326,593
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/40	8,440,000	2,258,038
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	12,595,000	3,183,890
Series A, Insured: NATL-RE (zero coupon), due 8/1/43	99,390,000	22,432,323
Series A, Insured: NATL-RE (zero coupon), due 8/1/44	20,635,000	4,400,620
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	5,790,000	1,166,743
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	540,000	102,816
Series A, Insured: AMBAC (zero coupon), due 8/1/47	57,830,000	10,037,553
Series A, Insured: AMBAC (zero coupon), due 8/1/54	145,500,000	17,995,440
Series A, Insured: AGM 5.00%, due 8/1/40	6,990,000	7,229,547
Series C, Insured: AGM 5.125%, due 8/1/42	4,000,000	4,169,480

		311,060,007

Rhode Island 0.6%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,250,814
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	442,750
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,003,176
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	943,318
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	685,170
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	407,470

	Principal Amount	Value
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: AGC (zero coupon), due 9/1/35	$360,000	$138,870
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	171,479
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	1,250,000	1,328,462
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,001,927
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A (zero coupon), due 6/1/52	110,000,000	11,058,300

		18,431,736

South Carolina 0.3%
South Carolina Public Service Authority, Revenue Bonds Series E 5.25%, due 12/1/55	7,500,000	8,122,125

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,402,882

Tennessee 1.3%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	6,824,350
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series A 5.00%, due 10/1/45	12,220,000	13,402,652
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur, Revenue Bonds Series A, Insured: AGM 0.86%, due 6/1/42 (b)	20,000,000	20,000,000

		40,227,002

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas 5.2%
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 5.00%, due 1/1/34	$3,465,000	$3,470,128
Series B 5.75%, due 1/1/34 (a)	110,000	109,990
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,000,000	3,198,150
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	832,570
(zero coupon), due 1/1/33	315,000	161,513
(zero coupon), due 1/1/34	3,275,000	1,580,024
(zero coupon), due 1/1/35	3,700,000	1,694,082
(zero coupon), due 1/1/36	2,000,000	872,960
(zero coupon), due 1/1/39	3,500,000	1,317,680
5.00%, due 1/1/33	1,225,000	1,319,423
5.00%, due 1/1/42	2,340,000	2,483,231
6.75%, due 1/1/41	7,500,000	8,944,125
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/37	1,150,000	1,260,964
Series C 5.00%, due 8/15/42	10,850,000	11,845,704
City of Houston TX , Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (c)	6,400,000	6,830,400
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,885,012
6.00%, due 8/15/43	3,500,000	3,988,565
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,615,950
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,418,382
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	665,580

	Principal Amount	Value
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	$1,500,000	$1,918,020
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	963,765
Series A 5.00%, due 6/1/38	1,960,000	2,076,914
Harris County-Houston Sports Authority, CABS, Revenue Bonds Senior Lien-Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	325,547
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	314,483
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	739,024
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	418,518
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	442,860
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	770,037
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	130,560
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	384,783
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	89,945
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	698,364
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	731,567
Series A, Insured: AGM (zero coupon), due 11/15/38	36,815,000	12,848,435
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	485,223
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	497,577
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	567,649
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	200,865
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,131,700

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	$3,550,000	$4,005,323
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,431,280
Series B 5.00%, due 1/1/46	2,650,000	2,834,466
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,030,767
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	2,000,000	2,200,860
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,175,470
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,547,325
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals Dallas, Revenue Bonds Series A 0.84%, due 10/1/41 (b)	17,665,000	17,665,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,867,675
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds Senior Lien 6.75%, due 6/30/43 (c)	11,500,000	13,293,540
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,494,383
7.50%, due 6/30/33	750,000	865,853
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	5,050,000	5,691,653

	Principal Amount	Value
Texas (continued)
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	$800,000	$811,136
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,196,330

		159,341,330

U.S. Virgin Islands 1.5%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,000,000	11,499,300
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	3,500,000	3,042,935
Series A 5.00%, due 10/1/32	3,000,000	2,544,090
Subseries A 6.00%, due 10/1/39	765,000	578,608
Series A 6.625%, due 10/1/29	2,000,000	1,660,540
Series A 6.75%, due 10/1/37	11,680,000	9,383,829
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	2,000,000	1,677,240
Series A 5.00%, due 10/1/34	1,600,000	1,212,384
Series C 5.00%, due 10/1/39	16,400,000	12,197,500
Virgin Islands Water & Power Authority—Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	654,951
Virgin Islands Water & Power Authority—Water System, Revenue Bonds 5.50%, due 7/1/17	1,430,000	1,431,444

		45,882,821

Utah 0.0%‡
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	787,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	$500,000	$506,750
Vermont Educational & Health Buildings Financing Agency, Landmark College Project, Revenue Bonds Series A 0.85%, due 7/1/39 (b)	3,000,000	3,000,000

		3,506,750

Virginia 2.1%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds 5.00%, due 7/1/46	9,000,000	9,961,830
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	6,000,000	6,215,460
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien—Series B2 5.20%, due 6/1/46	2,000,000	1,952,440
♦Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	19,500,000	18,725,850
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (a)	1,945,000	2,004,673
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (c)	10,000,000	10,939,200
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (c)	10,000,000	10,450,200
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.90%, due 7/1/30 (b)	65,000	65,000

	Principal Amount	Value
Virginia (continued)
Virginia Small Business Financing Authority, Woods Charter School, Revenue Bonds Series A 6.95%, due 8/1/37	$2,195,000	$2,200,246

		62,514,899

Washington 1.0%
Chelan County Public Hospital District No. 1, Cascade Medical Center, Unlimited General Obligation Insured: AMBAC 4.45%, due 12/1/30	855,000	822,108
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,065,070
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (c)	1,825,000	1,959,977
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,727,332
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,290,340
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,030,780
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,905,000	10,353,697
5.50%, due 12/1/33	2,070,000	2,197,491

		30,446,795

Wisconsin 2.1%
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds (a)
Series A 5.00%, due 6/1/36	750,000	737,288
Series A 5.125%, due 6/1/48	1,625,000	1,591,720
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,121,960

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	$1,150,000	$1,167,790
Series A 5.00%, due 12/1/45	3,200,000	3,264,800
Series A 5.15%, due 12/1/50	2,250,000	2,305,755
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,187,280
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	4,000,000	4,126,120
Public Finance Authority, National Gypsum Co., Revenue Bonds (c)
4.00%, due 8/1/35	4,000,000	3,819,280
5.25%, due 4/1/30	10,500,000	11,151,525
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,270,112
5.875%, due 4/1/45	6,650,000	6,836,599
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (c)	10,000,000	10,286,000
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (c)	1,670,000	1,671,837
Public Finance Authority, Wisconsin Educational Facility, Palm Beach Maritime Academy Project, Revenue Bonds Series A 7.00%, due 5/1/40 (e)	2,870,000	2,095,043
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44	1,400,000	1,473,388
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	96,706

	Principal Amount	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Aurora Healthcare, Revenue Bonds Series C 0.88%, due 7/15/28 (b)	$5,200,000	$5,200,000
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,559,412

		64,962,615

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	566,295
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	1,018,657

		1,584,952

Total Municipal Bonds (Cost $2,852,062,763)		2,991,939,055

Total Investments (Cost $2,852,062,763) (g)	98.2%	2,991,939,055
Other Assets, Less Liabilities	1.8	54,296,634
Net Assets	100.0%	$3,046,235,689

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2017.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $6,378,605, which represented 0.2% of the Fund’s net assets.

(e)	Issue in default.

(f)	Issue in non-accrual status.

(g)	As of April 30, 2017, cost was $2,852,262,474 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$183,346,501
Gross unrealized depreciation	(43,669,920)

Net unrealized appreciation	$139,676,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(1,200)	June 2017	$(150,862,500)	$(1,090,260)

			$(150,862,500)	$(1,090,260)

1.	As of April 30, 2017, cash in the amount of $1,740,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,991,939,055	$—	$2,991,939,055

Total Investments in Securities	$—	$2,991,939,055	$—	$2,991,939,055

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(1,090,260)	$—	$—	$(1,090,260)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,852,062,763)	$2,991,939,055
Cash	40,932,559
Cash collateral on deposit at broker	1,740,000
Receivables:
Interest	36,324,794
Fund shares sold	23,493,811
Investment securities sold	99,307
Other assets	138,227

Total assets	3,094,667,753

Liabilities
Payables:
Investment securities purchased	36,107,700
Fund shares redeemed	7,577,004
Manager (See Note 3)	1,330,126
NYLIFE Distributors (See Note 3)	482,798
Transfer agent (See Note 3)	218,285
Variation margin on futures contracts	93,750
Shareholder communication	71,235
Professional fees	67,791
Custodian	35,773
Trustees	4,208
Accrued expenses	22,338
Dividend payable	2,421,056

Total liabilities	48,432,064

Net assets	$3,046,235,689

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$248,133
Additional paid-in capital	2,904,031,405

2,904,279,538
Distributions in excess of net investment income	(91,360)
Accumulated net realized gain (loss) on investments and futures transactions	3,261,479
Net unrealized appreciation (depreciation) on investments and futures contracts	138,786,032

Net assets	$3,046,235,689

Class A
Net assets applicable to outstanding shares	$810,719,634

Shares of beneficial interest outstanding	66,027,697

Net asset value per share outstanding	$12.28
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.86

Investor Class
Net assets applicable to outstanding shares	$4,866,184

Shares of beneficial interest outstanding	396,873

Net asset value per share outstanding	$12.26
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.84

Class C
Net assets applicable to outstanding shares	$387,498,088

Shares of beneficial interest outstanding	31,635,900

Net asset value and offering price per share outstanding	$12.25

Class I
Net assets applicable to outstanding shares	$1,843,151,783

Shares of beneficial interest outstanding	150,072,690

Net asset value and offering price per share outstanding	$12.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$66,963,023
Other income	1,907

Total income	66,964,930

Expenses
Manager (See Note 3)	7,219,845
Distribution/Service—Class A (See Note 3)	986,137
Distribution/Service—Investor Class (See Note 3)	5,410
Distribution/Service—Class C (See Note 3)	1,884,469
Transfer agent (See Note 3)	708,898
Registration	104,721
Shareholder communication	100,143
Professional fees	80,359
Trustees	31,960
Custodian	14,534
Miscellaneous	50,746

Total expenses	11,187,222

Net investment income (loss)	55,777,708

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,109,947)
Futures transactions	5,652,544

Net realized gain (loss) on investments and futures transactions	4,542,597

Net change in unrealized appreciation (depreciation) on:
Investments	(43,182,231)
Futures contracts	(2,170,754)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(45,352,985)

Net realized and unrealized gain (loss) on investments and futures transactions	(40,810,388)

Net increase (decrease) in net assets resulting from operations	$14,967,320

38	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$55,777,708	$91,750,864
Net realized gain (loss) on investments and futures transactions	4,542,597	533,545
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(45,352,985)	80,676,740

Net increase (decrease) in net assets resulting from operations	14,967,320	172,961,149

Dividends and distributions to shareholders:
From net investment income:
Class A	(16,498,784)	(30,070,493)
Investor Class	(90,129)	(144,387)
Class C	(6,429,313)	(11,367,001)
Class I	(32,759,408)	(50,163,660)

	(55,777,634)	(91,745,541)

From net realized gain on investments:
Class A	(416,080)	(1,679,776)
Investor Class	(2,330)	(8,854)
Class C	(199,226)	(824,092)
Class I	(679,211)	(2,393,103)

	(1,296,847)	(4,905,825)

Total dividends and distributions to shareholders	(57,074,481)	(96,651,366)

Capital share transactions:
Net proceeds from sale of shares	1,200,051,438	1,407,552,205
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,562,797	71,786,349
Cost of shares redeemed	(855,248,446)	(674,652,106)

Increase (decrease) in net assets derived from capital share transactions	387,365,789	804,686,448

Net increase (decrease) in net assets	345,258,628	880,996,231

Net Assets
Beginning of period	2,700,977,061	1,819,980,830

End of period	$3,046,235,689	$2,700,977,061

Distributions in excess of net investment income at end of period	$(91,360)	$(91,434)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.52	$12.04	$11.93	$10.90	$11.92	$10.58

Net investment income (loss)	0.25	0.49	0.51	0.52	0.53	0.50 (a)
Net realized and unrealized gain (loss) on investments	(0.23)	0.51	0.11	1.03	(0.99)	1.35

Total from investment operations	0.02	1.00	0.62	1.55	(0.46)	1.85

Less dividends and distributions:
From net investment income	(0.25)	(0.49)	(0.51)	(0.52)	(0.53)	(0.51)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.26)	(0.52)	(0.51)	(0.52)	(0.56)	(0.51)

Net asset value at end of period	$12.28	$12.52	$12.04	$11.93	$10.90	$11.92

Total investment return (b)	0.20%	8.43%	5.27%	14.59%	(4.05%)	17.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%††	3.91%	4.21%	4.57%	4.53%	4.41%
Net expenses	0.87%††	0.87%	0.87%	0.87%	0.87%	0.85%
Expenses (before waiver/reimbursement)	0.87%††	0.87%	0.88%	0.88%	0.90%	0.91%
Portfolio turnover rate	23%	41%	31%	67%	95%	117%
Net assets at end of period (in 000’s)	$810,720	$874,512	$600,590	$468,486	$379,277	$489,759

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.50	$12.02	$11.91	$10.89	$11.90	$10.57

Net investment income (loss)	0.25	0.49	0.50	0.52	0.53	0.51 (a)
Net realized and unrealized gain (loss) on investments	(0.23)	0.51	0.11	1.02	(0.98)	1.33

Total from investment operations	0.02	1.00	0.61	1.54	(0.45)	1.84

Less dividends and distributions:
From net investment income	(0.25)	(0.49)	(0.50)	(0.52)	(0.53)	(0.51)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.26)	(0.52)	(0.50)	(0.52)	(0.56)	(0.51)

Net asset value at end of period	$12.26	$12.50	$12.02	$11.91	$10.89	$11.90

Total investment return (b)	0.18%	8.42%	5.24%	14.48%	(3.99%)	17.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%††	3.90%	4.20%	4.60%	4.55%	4.48%
Net expenses	0.90%††	0.90%	0.89%	0.89%	0.89%	0.87%
Expenses (before waiver/reimbursement)	0.90%††	0.90%	0.90%	0.90%	0.92%	0.93%
Portfolio turnover rate	23%	41%	31%	67%	95%	117%
Net assets at end of period (in 000’s)	$4,866	$4,249	$3,216	$2,305	$2,298	$1,902

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

40	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.49		$12.01	$11.90	$10.87	$11.89	$10.56

Net investment income (loss)	0.20		0.39	0.41	0.44	0.44	0.41 (a)
Net realized and unrealized gain (loss) on investments	(0.23)		0.51	0.11	1.03	(0.99)	1.34

Total from investment operations	(0.03)		0.90	0.52	1.47	(0.55)	1.75

Less dividends and distributions:
From net investment income	(0.20)		(0.39)	(0.41)	(0.44)	(0.44)	(0.42)
From net realized gain on investments	(0.01)		(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.21)		(0.42)	(0.41)	(0.44)	(0.47)	(0.42)

Net asset value at end of period	$12.25		$12.49	$12.01	$11.90	$10.87	$11.89

Total investment return (b)	(0.19%)		7.61%	4.46%	13.74%	(4.81%)	16.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41	% ††	3.14%	3.44%	3.79%	3.77%	3.58%
Net expenses	1.65	% ††	1.65%	1.64%	1.64%	1.64%	1.61%
Expenses (before waiver/reimbursement)	1.65	% ††	1.65%	1.65%	1.65%	1.67%	1.67%
Portfolio turnover rate	23%		41%	31%	67%	95%	117%
Net assets at end of period (in 000’s)	$387,498		$401,279	$296,930	$254,392	$185,486	$213,253

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.52	$12.04	$11.93	$10.90	$11.92	$10.58

Net investment income (loss)	0.27	0.52	0.54	0.55	0.56	0.53 (a)
Net realized and unrealized gain (loss) on investments	(0.23)	0.51	0.11	1.03	(0.99)	1.35

Total from investment operations	0.04	1.03	0.65	1.58	(0.43)	1.88

Less dividends and distributions:
From net investment income	(0.27)	(0.52)	(0.54)	(0.55)	(0.56)	(0.54)
From net realized gain on investments	(0.01)	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.28)	(0.55)	(0.54)	(0.55)	(0.59)	(0.54)

Net asset value at end of period	$12.28	$12.52	$12.04	$11.93	$10.90	$11.92

Total investment return (b)	0.32%	8.70%	5.53%	14.88%	(3.80%)	18.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41%††	4.16%	4.47%	4.75%	4.79%	4.62%
Net expenses	0.62%††	0.62%	0.62%	0.62%	0.62%	0.60%
Expenses (before waiver/reimbursement)	0.62%††	0.62%	0.63%	0.63%	0.65%	0.66%
Portfolio turnover rate	23%	41%	31%	67%	95%	117%
Net assets at end of period (in 000’s)	$1,843,152	$1,420,936	$919,245	$834,406	$401,943	$321,835

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

42	MainStay High Yield Municipal Bond Fund

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

43

Notes to Financial Statements (Unaudited) (continued)

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period

44	MainStay High Yield Municipal Bond Fund

the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. As a result of Puerto Rico’s debt restructuring process, events could occur rapidly that significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2017, 86% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

45

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivatives instruments as of April 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,090,260)	$(1,090,260)

Total Fair Value		$(1,090,260)	$(1,090,260)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$5,652,544	$5,652,544

Total Realized Gain (Loss)		$5,652,544	$5,652,544

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(2,170,754)	$(2,170,754)

Total Change in Unrealized Appreciation (Depreciation)		$(2,170,754)	$(2,170,754)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(149,625,000)	$(149,625,000)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 0.54%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $7,219,845.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net

46	MainStay High Yield Municipal Bond Fund

assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $68,507 and $3,518, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $118,175 and $51,177, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$196,804
Investor Class	1,621
Class C	141,009
Class I	369,464

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$3,384,573
Exempt Interest Dividends	88,360,968
Long-Term Capital Gain	4,905,825
Total	$96,651,366

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $997,713 and $603,301, respectively.

47

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	19,201,990	$231,353,939
Shares issued to shareholders in reinvestment of dividends and distributions	1,137,199	13,687,438
Shares redeemed	(19,029,139)	(19,029,139)

Net increase (decrease) in shares outstanding before conversion	1,310,050	15,886,013
Shares converted into Class A (See Note 1)	46,964	560,867
Shares converted from Class A (See Note 1)	(5,189,391)	(62,179,571)

Net increase (decrease)	(3,832,377)	$(45,732,691)

Year ended October 31, 2016:
Shares sold	35,553,319	$443,357,526
Shares issued to shareholders in reinvestment of dividends and distributions	2,037,537	25,451,468
Shares redeemed	(17,326,214)	(216,489,251)

Net increase (decrease) in shares outstanding before conversion	20,264,642	252,319,743
Shares converted into Class A (See Note 1)	120,472	1,506,882
Shares converted from Class A (See Note 1)	(414,743)	(5,262,522)

Net increase (decrease)	19,970,371	$248,564,103

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	107,267	$1,293,942
Shares issued to shareholders in reinvestment of dividends and distributions	7,405	89,075
Shares redeemed	(33,676)	(404,889)

Net increase (decrease) in shares outstanding before conversion	80,996	978,128
Shares converted into Investor Class (See Note 1)	22,954	278,869
Shares converted from Investor Class (See Note 1)	(47,005)	(560,867)

Net increase (decrease)	56,945	$696,130

Year ended October 31, 2016:
Shares sold	202,055	$2,521,317
Shares issued to shareholders in reinvestment of dividends and distributions	11,792	146,937
Shares redeemed	(46,554)	(578,623)

Net increase (decrease) in shares outstanding before conversion	167,293	2,089,631
Shares converted into Investor Class (See Note 1)	19,031	237,380
Shares converted from Investor Class (See Note 1)	(113,890)	(1,424,097)

Net increase (decrease)	72,434	$902,914

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,871,447	$46,485,183
Shares issued to shareholders in reinvestment of dividends and distributions	398,486	4,784,224
Shares redeemed	(4,768,537)	(57,155,483)

Net increase (decrease)	(498,604)	$(5,886,076)

Year ended October 31, 2016:
Shares sold	10,850,123	$134,710,114
Shares issued to shareholders in reinvestment of dividends and distributions	685,042	8,529,988
Shares redeemed	(4,119,773)	(51,406,635)

Net increase (decrease) in shares outstanding before conversion	7,415,392	91,833,467
Shares converted from Class C (See Note 1)	(6,780)	(82,784)

Net increase (decrease)	7,408,612	$91,750,683

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	76,591,014	$920,918,374
Shares issued to shareholders in reinvestment of dividends and distributions	1,989,462	24,002,060
Shares redeemed	(47,156,339)	(568,532,710)

Net increase (decrease) in shares outstanding before conversion	31,424,137	376,387,724
Shares converted into Class I (See Note 1)	5,166,417	61,900,702

Net increase (decrease)	36,590,554	$438,288,426

Year ended October 31, 2016:
Shares sold	66,257,092	$826,963,248
Shares issued to shareholders in reinvestment of dividends and distributions	3,010,688	37,657,956
Shares redeemed	(32,521,335)	(406,177,597)

Net increase (decrease) in shares outstanding before conversion	36,746,445	458,443,607
Shares converted into Class I (See Note 1)	395,721	5,025,143

Net increase (decrease)	37,142,166	$463,468,750

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board observed that the Fund’s investment performance continued to compare favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York

50	MainStay High Yield Municipal Bond Fund

Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding the Fund’s net management fee.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and

(vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

52	MainStay High Yield Municipal Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

53

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738288 MS144-17	MSMHY10-06/17 (NYLIM) NL0F5

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund(s) during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund1

Investment and Performance Comparison2 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	6.97 13.19%	7.71 13.98%	9.23 10.48%	4.58 5.18%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	6.88 13.10	7.47 13.72	9.00 10.24	5.36 6.02	1.38 1.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	11.65 12.65	11.86 12.86	9.42 9.42	4.18 4.18	2.12 2.12
Class I Shares	No Sales Charge		12/31/1994	13.33	14.24	10.76	5.48	0.89
Class R1 Shares	No Sales Charge		9/1/2006	13.26	14.14	10.66	5.38	0.99
Class R2 Shares	No Sales Charge		9/1/2006	13.15	13.85	10.37	5.11	1.24
Class R3 Shares	No Sales Charge		9/1/2006	12.99	13.58	10.09	4.85	1.49

1.	On January 9, 2017, Institutional Capital LLC was replaced as subadvisor to the Fund with Epoch International Partners, Inc. as interim subadvisor. On the same date, the Fund’s investment process was modified. At a shareholder meeting held on April 21, 2017, shareholders approved a proposal to reorganize the Fund into MainStay Epoch U.S. Equity Yield Fund on May 8, 2017.
2.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Value Index[4]	11.69%	16.55%	13.32%	5.53%
S&P 500® Index[5]	13.32	17.92	13.68	7.15
Average Lipper Large-Cap Core Fund[6]	12.59	16.28	12.13	6.30

4.

The Russell 1000® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,131.90	$6.13	$1,019.00	$5.81	1.16%

Investor Class Shares	$1,000.00	$1,131.00	$7.34	$1,017.90	$6.95	1.39%

Class C Shares	$1,000.00	$1,126.50	$11.28	$1,014.20	$10.69	2.14%

Class I Shares	$1,000.00	$1,133.30	$4.76	$1,020.30	$4.51	0.90%

Class R1 Shares	$1,000.00	$1,132.60	$5.23	$1,019.90	$4.96	0.99%

Class R2 Shares	$1,000.00	$1,131.50	$6.66	$1,018.50	$6.31	1.26%

Class R3 Shares	$1,000.00	$1,129.90	$7.97	$1,017.30	$7.55	1.51%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Multi-Utilities	7.8%
Semiconductors & Semiconductor Equipment	7.8
Electric Utilities	7.1
Tobacco	6.2
Aerospace & Defense	5.2
Oil, Gas & Consumable Fuels	5.0
Diversified Telecommunication Services	4.2
Household Products	3.9
Banks	3.8
Pharmaceuticals	3.8
Beverages	3.6
Real Estate Investment Trusts	3.6
Insurance	3.4
Food Products	2.8
Industrial Conglomerates	2.6
Commercial Services & Supplies	2.5
IT Services	2.4
Electrical Equipment	2.3
Software	2.2

Capital Markets	2.0%
Biotechnology	1.9
Chemicals	1.9
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.6
Wireless Telecommunication Services	1.5
Communications Equipment	1.3
Media	1.3
Technology Hardware, Storage & Peripherals	1.3
Air Freight & Logistics	1.0
Containers & Packaging	0.9
Distributors	0.9
Specialty Retail	0.9
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.8
Automobiles	0.7
Short-Term Investment	1.1
Other Assets, Less Liabilities	–1.9

100.0%

See Portfolio of Investments beginning on page 14 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	NXP Semiconductors N.V.

2.	Philip Morris International, Inc.

3.	Reynolds American, Inc.

4.	AbbVie, Inc.

5.	Duke Energy Corp.
6.	Kimberly-Clark Corp.

7.	Altria Group, Inc.

8.	WEC Energy Group, Inc.

9.	AT&T, Inc.

10.	Welltower, Inc.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Subadvisor to the Fund until January 9, 2017, and Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch International Partners, Inc. (“Epoch”), the current Subadvisor to the Fund.

How did MainStay ICAP Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay ICAP Equity Fund returned 13.19% for Class A shares, 13.10% for Investor Class shares and 12.65% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 13.33%, Class R1 shares returned 13.26%, Class R2 shares returned 13.15% and Class R3 shares returned 12.99%. For the six months ended April 30, 2017, all share classes outperformed the 11.69% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 13.32% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. All share classes outperformed the 12.59% return of the Average Lipper2 Large-Cap Core Fund for the six months ended April 30, 2017. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 9, 2017, ICAP was replaced as subadvisor of MainStay ICAP Equity Fund with Epoch as interim subadvisor. On the same date, the Fund’s investment process was modified. At a shareholder meeting held on April 21, 2017, shareholders approved a proposal to reorganize the Fund into MainStay Epoch U.S. Equity Yield Fund on May 8, 2017. For more information, please see the prospectus supplement dated January 9, 2017, and the proxy statement/prospectus dated February 27, 2017.

What factors affected the Fund’s relative performance during the reporting period?

ICAP

From November 1, 2016, through January 9, 2017, the portion of the reporting period in which ICAP subadvised the Fund, the primary factors that affected the Fund’s performance relative to the Russell 1000® Value Index were stock selection and the sector rotation that resulted from investors’ expectations of increased inflation, which drove interest rates higher following the U.S. election.

Epoch

For the portion of the reporting period in which Epoch subadvised the Fund, the most significant contributors to the Fund’s performance relative to the Russell 1000® Value Index were security selection and an underweight position in the energy sector, followed by stock selection and an overweight position in the information technology sector. (Contributions take weightings and total returns into account.) Stock selection and an overweight position made the consumer staples sector the most significant detractor from relative performance for the portion of the reporting period during which Epoch subadvised the Fund.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

ICAP

For the portion of the reporting period ICAP subadvised the Fund, the sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were utilities, consumer staples and consumer discretionary. During this portion of the reporting period, favorable stock selection was the primary driver in the consumer discretionary sector, while the Fund benefited from underweight positions relative to the Index in the utilities and consumer staples sectors.

During the portion of the reporting period in which ICAP subadvised the Fund, the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were financials, telecommunication services and information technology. During this portion of the reporting period, stock selection was the primary detractor in the telecommunication services sector, while an underweight position relative to the Index in financials and an overweight position in information technology also detracted from relative performance.

Epoch

For the portion of the reporting period during which Epoch subadvised the Fund, most sectors provided positive relative contributions. The most significant positive contributors were energy, information technology, consumer discretionary and real estate. The only two sectors that negatively affected relative performance were consumer staples and telecommunication services.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the stocks that made the strongest positive contributions to the Fund’s absolute performance were all in the financials sector. M&T Bank, Citigroup and Wells Fargo provided strong performance as interest rates rose and investors increasingly began to expect a more benign regulatory environment.

During the portion of the reporting period in which ICAP subadvised the Fund, primary detractors from the Fund’s absolute performance included wireless communications infrastructure company American Tower, Mexican media company Grupo Televisa and medical devices company Medtronic. Grupo Televisa lagged because of weaker-than-expected operating results and a diminished outlook. American Tower and Medtronic underperformed as defensive stocks were sold in favor of cyclical names.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, technology hardware, storage & peripherals company Apple; software company Oracle; and home-improvement retailer Lowe’s Companies provided the largest positive contributions to the Fund’s absolute performance. Over the same period, telecommunication services company Verizon, household durables company Whirlpool, and health care providers & services company McKesson were the largest detractors.

Did the Fund make any significant purchases or sales during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, we initiated a new position in Total, a large integrated oil & gas company. We believed that Total’s free cash flow could improve significantly in the coming years from a possible combination of lower expenses and better growth in production volumes. During this portion of the reporting period, we added a position in global payments technology company Visa. We believed that the stock was attractively valued and that it represented a compelling long-term secular growth opportunity.

During the portion of the reporting period in which ICAP subadvised the Fund, we sold the Fund’s positions in global resort casino operator Las Vegas Sands and global investment banking company Goldman Sachs in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

Epoch

The Fund made several new purchases during the portion of the reporting period in which Epoch subadvised the Fund. Among them were real estate investment trust (REIT) Welltower, tobacco company Philip Morris International, and aerospace & defense company Boeing. Over the same portion of the reporting period, the Fund also eliminated several positions as part of the transition to Epoch as Subadvisor. Among them were pharmaceutical company Abbott Laboratories, Internet software & services company Alphabet, and diversified financial services company Intercontinental Exchange.

How did the Fund’s sector weightings change during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the Fund’s exposure relative to the Russell 1000® Value Index in the information technology and energy sectors increased. Over the same period, the Fund’s relative exposure in the consumer discretionary and financials sectors decreased.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, the Fund’s most significant allocation changes came in the consumer sectors. During this portion of the reporting period, the Fund reduced its exposure to the consumer discretionary sector and increased its exposure to the consumer staples sector.

How was the Fund positioned at the end of the reporting period?

ICAP

As of the last date that the Fund was subadvised by ICAP, the Fund’s most significantly overweight positions relative to the Russell 1000® Value Index were in the consumer discretionary and information technology sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the financials, energy and utilities sectors.

Epoch

As of April 30, 2017, the Fund’s most significantly overweight positions relative to the Russell 1000® Value Index were in the consumer staples and telecommunication services sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the financials and energy sectors. The Fund continues to seek attractive returns through a diversified group of companies that we believe are focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 100.8% †
Aerospace & Defense 5.2%
Boeing Co.	24,495	$4,527,411
General Dynamics Corp.	20,995	4,068,621
Lockheed Martin Corp.	20,121	5,421,603
Raytheon Co.	27,995	4,345,104
United Technologies Corp.	32,587	3,877,527

		22,240,266

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	40,899	4,395,007

Automobiles 0.7%
Daimler A.G.	41,774	3,118,220

Banks 3.8%
Commonwealth Bank of Australia Sponsored ADR	33,899	2,219,367
M&T Bank Corp.	24,932	3,874,682
People’s United Financial, Inc.	171,904	3,003,163
U.S. Bancorp	76,767	3,936,612
Wells Fargo & Co.	61,894	3,332,373

		16,366,197

Beverages 3.6%
Coca-Cola Co.	101,263	4,369,499
Coca-Cola European Partners PLC	88,139	3,403,928
Molson Coors Brewing Co. Class B	40,899	3,921,805
PepsiCo., Inc.	32,369	3,666,760

		15,361,992

Biotechnology 1.9%
♦ AbbVie, Inc.	127,288	8,393,371

Capital Markets 2.0%
BlackRock, Inc.	11,154	4,289,494
CME Group, Inc.	36,086	4,192,832

		8,482,326

Chemicals 1.9%
Agrium, Inc.	26,901	2,526,811
Dow Chemical Co.	91,202	5,727,485

		8,254,296

Commercial Services & Supplies 2.5%
Deluxe Corp.	45,491	3,271,258
Republic Services, Inc.	51,615	3,251,229
Waste Management, Inc.	59,489	4,329,609

		10,852,096

Communications Equipment 1.3%
Cisco Systems, Inc.	169,498	5,774,797

Containers & Packaging 0.9%
Bemis Co., Inc.	88,577	3,979,765

Distributors 0.9%
Genuine Parts Co.	42,210	3,884,164

	Shares	Value
Diversified Telecommunication Services 4.2%
♦ AT&T, Inc.	193,356	$7,662,698
CenturyLink, Inc.	128,236	3,291,818
Verizon Communications, Inc.	154,845	7,108,934

		18,063,450

Electric Utilities 7.1%
♦ Duke Energy Corp.	101,699	8,390,167
Entergy Corp.	82,453	6,287,866
Eversource Energy	97,982	5,820,131
PPL Corp.	187,652	7,151,418
Southern Co.	61,020	3,038,796

		30,688,378

Electrical Equipment 2.3%
Eaton Corp. PLC	66,269	5,012,587
Emerson Electric Co.	79,172	4,772,488

		9,785,075

Food & Staples Retailing 1.8%
CVS Health Corp.	35,868	2,956,958
Wal-Mart Stores, Inc.	61,676	4,636,802

		7,593,760

Food Products 2.8%
Campbell Soup Co.	83,328	4,794,693
Kraft Heinz Co.	79,172	7,156,357

		11,951,050

Health Care Equipment & Supplies 0.8%
Medtronic PLC	38,930	3,234,694

Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	19,465	3,404,039

Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	54,458	2,406,499
McDonald’s Corp.	33,463	4,682,478

		7,088,977

Household Products 3.9%
Colgate-Palmolive Co.	33,243	2,394,826
♦ Kimberly-Clark Corp.	64,081	8,314,510
Procter & Gamble Co.	70,425	6,150,215

		16,859,551

Industrial Conglomerates 2.6%
3M Co.	38,711	7,580,775
Honeywell International, Inc.	27,557	3,613,825

		11,194,600

Insurance 3.4%
Allianz S.E. Sponsored ADR	192,682	3,662,692
Arthur J. Gallagher & Co.	113,947	6,359,382
Marsh & McLennan Cos., Inc.	63,645	4,718,004

		14,740,078

IT Services 2.4%
Automatic Data Processing, Inc.	60,145	6,284,551
Paychex, Inc.	71,955	4,265,492

		10,550,043

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Media 1.3%
Regal Entertainment Group Class A	137,130	$3,026,459
Time Warner, Inc.	25,370	2,518,480

		5,544,939

Multi-Utilities 7.8%
Ameren Corp.	136,475	7,463,818
CMS Energy Corp.	122,258	5,550,513
Dominion Resources, Inc.	73,268	5,673,141
NiSource, Inc.	129,913	3,150,390
Vectren Corp.	70,643	4,197,607
♦ WEC Energy Group, Inc.	127,726	7,729,978

		33,765,447

Oil, Gas & Consumable Fuels 5.0%
Enterprise Products Partners, L.P.	227,551	6,216,693
Exxon Mobil Corp.	54,240	4,428,696
Occidental Petroleum Corp.	89,233	5,491,399
Royal Dutch Shell PLC Class A, Sponsored ADR	102,575	5,353,389

		21,490,177

Pharmaceuticals 3.8%
Johnson & Johnson	53,365	6,588,977
Merck & Co., Inc.	70,861	4,416,766
Pfizer, Inc.	162,788	5,521,769

		16,527,512

Real Estate Investment Trusts 3.6%
Iron Mountain, Inc.	136,474	4,743,836
Public Storage	14,653	3,068,045
♦ Welltower, Inc.	106,940	7,639,794

		15,451,675

Semiconductors & Semiconductor Equipment 7.8%
Analog Devices, Inc.	50,084	3,816,401
Intel Corp.	91,640	3,312,786
Microchip Technology, Inc.	44,179	3,339,049
♦ NXP Semiconductors N.V. (a)	99,340	10,505,205
QUALCOMM, Inc.	113,073	6,076,543
Texas Instruments, Inc.	84,203	6,667,193

		33,717,177

Software 2.2%
Microsoft Corp.	89,671	6,138,877
Oracle Corp.	77,423	3,480,938

		9,619,815

Specialty Retail 0.9%
Home Depot, Inc.	23,620	3,687,082

	Shares	Value
Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	39,805	$5,717,988

Tobacco 6.2%
♦ Altria Group, Inc.	111,541	8,006,413
♦ Philip Morris International, Inc.	85,515	9,478,483
♦ Reynolds American, Inc.	146,754	9,465,633

		26,950,529

Wireless Telecommunication Services 1.5%
Vodafone Group PLC, Sponsored ADR	249,884	6,544,462

Total Common Stocks (Cost $426,042,345)		435,272,995

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $4,615,116 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $4,655,000 and a Market Value of $4,707,718)	$4,615,082	4,615,082

Total Short-Term Investment (Cost $4,615,082)		4,615,082

Total Investments (Cost $430,657,427) (b)	101.9%	439,888,077
Other Assets, Less Liabilities	(1.9)	(8,361,825)
Net Assets	100.0%	$431,526,252

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $436,555,714 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$17,134,182
Gross unrealized depreciation	(13,801,819)

Net unrealized appreciation	$3,332,363

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$435,272,995	$—	$—	$435,272,995
Short-Term Investment
Repurchase Agreement	—	4,615,082	—	4,615,082

Total Investments in Securities	$435,272,995	$4,615,082	$—	$439,888,077

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $430,657,427)	$439,888,077
Receivables:
Investment securities sold	1,946,668
Dividends and interest	1,213,651
Fund shares sold	198,594
Other assets	7,719

Total assets	443,254,709

Liabilities
Payables:
Fund shares redeemed	8,171,982
Investment securities purchased	2,681,149
Manager (See Note 3)	743,226
Transfer agent (See Note 3)	58,439
Shareholder communication	32,860
NYLIFE Distributors (See Note 3)	19,160
Professional fees	14,785
Custodian	698
Trustees	386
Accrued expenses	5,772

Total liabilities	11,728,457

Net assets	$431,526,252

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,865
Additional paid-in capital	343,493,475

343,503,340
Distributions in excess of net investment income	(110,752)
Accumulated net realized gain (loss) on investments	78,903,014
Net unrealized appreciation (depreciation) on investments	9,230,650

Net assets	$431,526,252

Class A
Net assets applicable to outstanding shares	$38,376,004

Shares of beneficial interest outstanding	878,545

Net asset value per share outstanding	$43.68
Maximum sales charge (5.50% of offering price)	2.54

Maximum offering price per share outstanding	$46.22

Investor Class
Net assets applicable to outstanding shares	$12,921,887

Shares of beneficial interest outstanding	296,444

Net asset value per share outstanding	$43.59
Maximum sales charge (5.50% of offering price)	2.54

Maximum offering price per share outstanding	$46.13

Class C
Net assets applicable to outstanding shares	$8,468,906

Shares of beneficial interest outstanding	197,766

Net asset value and offering price per share outstanding	$42.82

Class I
Net assets applicable to outstanding shares	$365,740,552

Shares of beneficial interest outstanding	8,354,613

Net asset value and offering price per share outstanding	$43.78

Class R1
Net assets applicable to outstanding shares	$824,586

Shares of beneficial interest outstanding	18,820

Net asset value and offering price per share outstanding	$43.81

Class R2
Net assets applicable to outstanding shares	$2,891,103

Shares of beneficial interest outstanding	66,170

Net asset value and offering price per share outstanding	$43.69

Class R3
Net assets applicable to outstanding shares	$2,303,214

Shares of beneficial interest outstanding	52,867

Net asset value and offering price per share outstanding	$43.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,406,431
Other income	43,415
Interest	1,987

Total income	6,451,833

Expenses
Manager (See Note 3)	2,257,543
Transfer agent (See Note 3)	161,753
Distribution/Service—Class A (See Note 3)	46,976
Distribution/Service—Investor Class (See Note 3)	16,305
Distribution/Service—Class C (See Note 3)	45,804
Distribution/Service—Class R2 (See Note 3)	3,510
Distribution/Service—Class R3 (See Note 3)	6,190
Registration	84,133
Shareholder communication	42,176
Professional fees	12,585
Custodian	10,469
Interest expense	10,331
Trustees	6,465
Shareholder service (See Note 3)	3,499
Miscellaneous	17,965

Total expenses before waiver/reimbursement	2,725,704
Expense waiver/reimbursement from Manager (See Note 3)	(24,661)

Net expenses	2,701,043

Net investment income (loss)	3,750,790

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments	83,404,323
Net change in unrealized appreciation (depreciation) on investments	(10,782,041)

Net realized and unrealized gain (loss) on investments	72,622,282

Net increase (decrease) in net assets resulting from operations	$76,373,072

(a)	Dividends recorded net of foreign withholding taxes in the amount of $119,813.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,750,790	$9,670,225
Net realized gain (loss) on investments	83,404,323	44,564,817
Net change in unrealized appreciation (depreciation) on investments	(10,782,041)	(71,675,972)

Net increase (decrease) in net assets resulting from operations	76,373,072	(17,440,930)

Dividends and distributions to shareholders:
From net investment income:
Class A	(312,539)	(387,303)
Investor Class	(92,763)	(91,118)
Class C	(30,187)	(5,124)
Class I	(4,398,631)	(9,299,306)
Class R1	(11,865)	(62,296)
Class R2	(21,647)	(49,715)
Class R3	(15,484)	(15,216)

	(4,883,116)	(9,910,078)

From net realized gain on investments:
Class A	(2,149,469)	(7,676,497)
Investor Class	(764,458)	(2,304,552)
Class C	(566,866)	(2,111,854)
Class I	(31,811,212)	(149,246,608)
Class R1	(115,471)	(1,046,207)
Class R2	(162,857)	(2,175,420)
Class R3	(149,543)	(481,820)
	(35,719,876)	(165,042,958)

Total dividends and distributions to shareholders	(40,602,992)	(174,953,036)

Capital share transactions:
Net proceeds from sale of shares	33,128,604	118,906,716
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	39,703,717	168,557,023
Cost of shares redeemed	(321,644,687)	(447,875,836)

Increase (decrease) in net assets derived from capital share transactions	(248,812,366)	(160,412,097)

Net increase (decrease) in net assets	(213,042,286)	(352,806,063)
Net Assets
Beginning of period	644,568,538	997,374,601

End of period	$431,526,252	$644,568,538

Undistributed (distributions in excess of) net investment income at end of period	$(110,752)	$1,021,574

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$41.27		$51.13		$54.61	$49.27	$39.41	$35.07

Net investment income (loss) (a)	0.24		0.38		0.38	1.04	0.52	0.55
Net realized and unrealized gain (loss) on investments	5.03		(1.42)		1.39	4.76	9.87	4.34

Total from investment operations	5.27		(1.04)		1.77	5.80	10.39	4.89
Less dividends and distributions:
From net investment income	(0.36)		(0.40)		(0.92)	(0.46)	(0.53)	(0.55)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.86)		(8.82)		(5.25)	(0.46)	(0.53)	(0.55)

Net asset value at end of period	$43.68		$41.27		$51.13	$54.61	$49.27	$39.41

Total investment return (b)
	13.19%		(2.56%)		3.67%	11.82%	26.56%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12	% ††	0.91%		0.73%	1.99%	1.15%	1.46%
Net expenses	1.16	% ††(c)	1.14	% (c)	1.13%	1.14%	1.16%	1.17%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$38,376		$36,423		$45,320	$47,925	$44,770	$29,809

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$41.18		$51.04		$54.53	$49.20	$39.34	$35.05

Net investment income (loss) (a)	0.19		0.29		0.28	0.97	0.43	0.46
Net realized and unrealized gain (loss) on investments	5.03		(1.43)		1.38	4.73	9.86	4.30

Total from investment operations	5.22		(1.14)		1.66	5.70	10.29	4.76

Less dividends and distributions:
From net investment income	(0.31)		(0.30)		(0.82)	(0.37)	(0.43)	(0.47)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.81)		(8.72)		(5.15)	(0.37)	(0.43)	(0.47)

Net asset value at end of period	$43.59		$41.18		$51.04	$54.53	$49.20	$39.34

Total investment return (b)	13.10%		(2.81%)		3.47%	11.61%	26.30%	13.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89	% ††	0.68%		0.54%	1.85%	0.96%	1.22%
Net expenses	1.39	% ††(c)	1.38	% (c)	1.33%	1.33%	1.38%	1.43%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$12,922		$12,632		$14,092	$14,297	$13,829	$11,979

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$40.50		$50.38		$53.94	$48.71	$38.97	$34.78

Net investment income (loss) (a)	0.03		(0.03)		(0.11)	0.56	0.08	0.17
Net realized and unrealized gain (loss) on investments	4.93		(1.41)		1.38	4.69	9.77	4.28

Total from investment operations	4.96		(1.44)		1.27	5.25	9.85	4.45

Less dividends and distributions:
From net investment income	(0.14)		(0.02)		(0.50)	(0.02)	(0.11)	(0.26)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.64)		(8.44)		(4.83)	(0.02)	(0.11)	(0.26)

Net asset value at end of period	$42.82		$40.50		$50.38	$53.94	$48.71	$38.97

Total investment return (b)	12.65%		(3.52%)		2.69%	10.77%	25.36%	12.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	% ††	(0.08%)		(0.21%)	1.08%	0.19%	0.44%
Net expenses	2.14	% ††(c)	2.12	% (c)	2.08%	2.08%	2.13%	2.18%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$8,469		$9,359		$12,952	$13,942	$11,696	$8,620

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$41.35		$51.22		$54.70	$49.35	$39.47	$35.12

Net investment income (loss) (a)	0.29		0.48		0.51	1.18	0.64	0.65
Net realized and unrealized gain (loss) on investments	5.05		(1.42)		1.39	4.76	9.89	4.34

Total from investment operations	5.34		(0.94)		1.90	5.94	10.53	4.99

Less dividends and distributions:
From net investment income	(0.41)		(0.51)		(1.05)	(0.59)	(0.65)	(0.64)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.91)		(8.93)		(5.38)	(0.59)	(0.65)	(0.64)

Net asset value at end of period	$43.78		$41.35		$51.22	$54.70	$49.35	$39.47

Total investment return (b)	13.33%		(2.32%)		3.93%	12.09%	26.90%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	% ††	1.15%		0.98%	2.25%	1.44%	1.72%
Net expenses	0.90	% ††(c)	0.89	% (c)	0.88%	0.89%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.91	% ††(c)	0.89	% (c)	0.88%	0.89%	0.91%	0.92%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$365,741		$575,457		$900,795	$1,089,935	$965,386	$809,605

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$41.39		$51.25		$54.73	$49.37	$39.49	$35.14

Net investment income (loss) (a)	0.32		0.45		0.46	1.09	0.59	0.63
Net realized and unrealized gain (loss) on investments	4.99		(1.43)		1.39	4.81	9.90	4.33

Total from investment operations	5.31		(0.98)		1.85	5.90	10.49	4.96

Less dividends and distributions:
From net investment income	(0.39)		(0.46)		(1.00)	(0.54)	(0.61)	(0.61)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.89)		(8.88)		(5.33)	(0.54)	(0.61)	(0.61)

Net asset value at end of period	$43.81		$41.39		$51.25	$54.73	$49.37	$39.49

Total investment return (b)	13.26%		(2.41%)		3.82%	11.97%	26.80%	14.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54	% ††	1.07%		0.88%	2.08%	1.32%	1.65%
Net expenses	0.99	% ††(c)	0.99	% (c)	0.98%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement)	1.01	% ††(c)	0.99	% (c)	0.98%	0.99%	1.01%	1.02%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$825		$5,527		$8,062	$10,434	$8,744	$4,658

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R2	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$41.27		$51.12		$54.60	$49.27	$39.40	$35.08

Net investment income (loss) (a)	0.22		0.34		0.33	1.04	0.47	0.47
Net realized and unrealized gain (loss) on investments	5.03		(1.42)		1.39	4.70	9.89	4.37

Total from investment operations	5.25		(1.08)		1.72	5.74	10.36	4.84

Less dividends and distributions:
From net investment income	(0.33)		(0.35)		(0.87)	(0.41)	(0.49)	(0.52)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.83)		(8.77)		(5.20)	(0.41)	(0.49)	(0.52)

Net asset value at end of period	$43.69		$41.27		$51.12	$54.60	$49.27	$39.40

Total investment return (b)	13.15%		(2.67%)		3.56%	11.70%	26.44%	13.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	% ††	0.81%		0.63%	1.99%	1.05%	1.24%
Net expenses	1.26	% ††(c)	1.24	% (c)	1.23%	1.24%	1.26%	1.27%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$2,891		$2,664		$13,214	$15,618	$21,208	$12,618

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$41.16		$51.01		$54.49	$49.16	$39.32	$35.04

Net investment income (loss) (a)	0.16		0.24		0.20	0.91	0.38	0.43
Net realized and unrealized gain (loss) on investments	5.02		(1.43)		1.38	4.70	9.84	4.30

Total from investment operations	5.18		(1.19)		1.58	5.61	10.22	4.73

Less dividends and distributions:
From net investment income	(0.27)		(0.24)		(0.73)	(0.28)	(0.38)	(0.45)
From net realized gain on investments	(2.50)		(8.42)		(4.33)	—	—	—

Total dividends and distributions	(2.77)		(8.66)		(5.06)	(0.28)	(0.38)	(0.45)

Net asset value at end of period	$43.57		$41.16		$51.01	$54.49	$49.16	$39.32

Total investment return (b)	12.99%		(2.90%)		3.30%	11.43%	26.11%	13.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	% ††	0.57%		0.38%	1.75%	0.85%	1.15%
Net expenses	1.51	% ††(c)	1.49	% (c)	1.48%	1.49%	1.51%	1.52%
Portfolio turnover rate	15%		76%		76%	58%	50%	75%
Net assets at end of period (in 000’s)	$2,303		$2,506		$2,940	$3,330	$3,452	$2,972

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay ICAP Select Equity Fund1

Investment and Performance Comparison2 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/1/2006	7.46%	7.55%	7.95%	4.08%	1.25%
		Excluding sales charges		13.72	13.81	9.18	4.67	1.25
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges	4/29/2008	7.32	7.30	7.73	4.82	1.39
		Excluding sales charges		13.57	13.55	8.96	5.48	1.39
Class B Shares	Maximum 5% CDSC	With sales charges	11/13/2009	8.14	7.71	7.85	8.49	2.14
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		13.14	12.71	8.15	8.49	2.14
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/2006	12.15	11.71	8.15	3.69	2.14
	if Redeemed Within One Year of Purchase	Excluding sales charges		13.15	12.71	8.15	3.69	2.14
Class I Shares	No Sales Charge		12/31/1997	13.85	14.08	9.48	4.96	1.01
Class R1 Shares	No Sales Charge		9/1/2006	13.80	13.95	9.37	4.83	1.10
Class R2 Shares	No Sales Charge		9/1/2006	13.65	13.71	9.10	4.58	1.35
Class R3 Shares	No Sales Charge		9/1/2006	13.47	13.33	8.73	4.27	1.61
Class R6 Shares	No Sales Charge		6/17/2013	13.85	14.16	7.19	N/A	0.83

1.	On January 9, 2017, Institutional Capital LLC was replaced as subadvisor to the Fund with Epoch International Partners, Inc. as interim subadvisor. On the same date, the Fund’s investment process was modified. At a shareholder meeting held on April 21, 2017, shareholders approved a proposal to reorganize the Fund into MainStay Epoch U.S. Equity Yield Fund on May 8, 2017.
2.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Value Index[4]	11.69%	16.55%	13.32%	5.53%
S&P 500® Index[5]	13.32	17.92	13.68	7.15
Average Lipper Large-Cap Core Fund[6]	12.59	16.28	12.13	6.30

4.

The Russell 1000® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,137.20	$6.25	$1,018.90	$5.91	1.18%

Investor Class Shares	$1,000.00	$1,135.70	$7.41	$1,017.90	$7.00	1.40%

Class B Shares	$1,000.00	$1,131.40	$11.36	$1,014.10	$10.74	2.15%

Class C Shares	$1,000.00	$1,131.50	$11.36	$1,014.10	$10.74	2.15%

Class I Shares	$1,000.00	$1,138.50	$4.77	$1,020.30	$4.51	0.90%

Class R1 Shares	$1,000.00	$1,138.00	$5.30	$1,019.80	$5.01	1.00%

Class R2 Shares	$1,000.00	$1,136.50	$6.62	$1,018.60	$6.26	1.25%

Class R3 Shares	$1,000.00	$1,134.70	$8.57	$1,016.80	$8.10	1.62%

Class R6 Shares	$1,000.00	$1,138.50	$4.56	$1,020.50	$4.31	0.86%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of April 30, 2017 (Unaudited)

Multi-Utilities	8.2%
Electric Utilities	7.4
Tobacco	6.5
Semiconductors & Semiconductor Equipment	5.6
Aerospace & Defense	5.4
Oil, Gas & Consumable Fuels	5.2
Diversified Telecommunication Services	4.3
Household Products	4.1
Banks	4.0
Pharmaceuticals	4.0
Beverages	3.7
Real Estate Investment Trusts	3.7
Insurance	3.6
Food Products	2.9
Industrial Conglomerates	2.7
Commercial Services & Supplies	2.6
IT Services	2.5
Electrical Equipment	2.4
Software	2.3

Biotechnology	2.0%
Capital Markets	2.0
Chemicals	2.0
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.7
Wireless Telecommunication Services	1.5
Communications Equipment	1.4
Technology Hardware, Storage & Peripherals	1.4
Media	1.3
Air Freight & Logistics	1.1
Containers & Packaging	1.0
Distributors	0.9
Specialty Retail	0.9
Automobiles	0.8
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.8
Short-Term Investment	1.2
Other Assets, Less Liabilities	–3.7

100.0%

See Portfolio of Investments beginning on page 38 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Philip Morris International, Inc.

2.	Reynolds American, Inc.

3.	AbbVie, Inc.

4.	Duke Energy Corp.

5.	Kimberly-Clark Corp.
6.	Altria Group, Inc.

7.	WEC Energy Group, Inc.

8.	3M Co.

9.	AT&T, Inc.

10.	Welltower, Inc.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Subadvisor to the Fund until January 9, 2017, and Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch International Partners, Inc. (“Epoch”), the current Subadvisor to the Fund.

How did MainStay ICAP Select Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 13.72% for Class A shares, 13.57% for Investor Class shares, 13.14% for Class B shares and 13.15% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 13.85%, Class R1 shares returned 13.80%, Class R2 shares returned 13.65%, Class R3 shares returned 13.47% and Class R6 shares returned 13.85%. For the six months ended April 30, 2017, all share classes outperformed the 11.69% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes except Class B and Class C shares outperformed the 13.32% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2017, all share classes outperformed the 12.59% return of the Average Lipper2 Large-Cap Core Fund. See page 29 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 9, 2017, ICAP was replaced as subadvisor of MainStay ICAP Select Equity Fund with Epoch as interim subadvisor. On the same date, the Fund’s investment process was modified. At a shareholder meeting held on April 21, 2017, shareholders approved a proposal to reorganize the Fund into MainStay Epoch U.S. Equity Yield Fund on May 8, 2017. For more information, please see the prospectus supplement dated January 9, 2017, and the proxy statement/prospectus dated February 27, 2017.

What factors affected the Fund’s relative performance during the reporting period?

ICAP

From November 1, 2016, through January 9, 2017, the portion of the reporting period in which ICAP subadvised the Fund, the primary factors that affected the Fund’s performance relative to the Russell 1000® Value Index were stock selection and the sector rotation that resulted from investors’ expectations of increased inflation, which drove interest rates higher following the U.S. election.

Epoch

For the portion of the reporting period in which Epoch subadvised the Fund, security selection and an underweight position relative to the Russell 1000® Value Index in the energy sector made the most significant contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.) This was followed by stock selection in industrials and stock selection and an overweight position in the information technology sector. Over this portion of the reporting period, stock selection and an overweight position in the consumer staples sector was the most significant detractor from the Fund’s relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

ICAP

For the portion of the reporting period ICAP subadvised the Fund, the sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were utilities, consumer discretionary and consumer staples. During this portion of the reporting period, favorable stock selection was the primary driver in the consumer discretionary sector, while the Fund benefited from underweight positions relative to the Index in the utilities and consumer staples sectors.

During the portion of the reporting period in which ICAP subadvised the Fund, the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were financials, information technology and materials. During this portion of the reporting period, stock selection was the primary detractor in the materials sector, while an underweight position relative to the Index in financials and an overweight position in information technology also detracted from relative performance.

Epoch

For the portion of the reporting period during in which Epoch subadvised the Fund, most sectors provided a positive contribution to the Fund’s relative performance. The most significant positive contributors were energy, industrials, information technology, consumer discretionary and financials. The only two sectors that detracted from relative performance were consumer staples and utilities.

1.	See footnote on page 30 for more information on this index.
2.	See footnote on page 30 for more information on Lipper Inc.

24	MainStay ICAP Select Equity Fund

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the stocks that made the strongest positive contributions to the Fund’s absolute performance were all in the financials sector. M&T Bank, Wells Fargo and Citigroup provided strong performance as interest rates rose and investors increasingly began to expect a more benign regulatory environment.

During the portion of the reporting period in which ICAP subadvised the Fund, primary detractors from the Fund’s absolute performance included drug retailer CVS Health, Mexican media company Grupo Televisa and wireless communications infrastructure company American Tower. CVS Health and Grupo Televisa lagged because of weaker-than-expected operating results and a diminished outlook. American Tower underperformed as defensive stocks were sold in favor of cyclical names. Each of these detractors was sold during the portion of the reporting period in which ICAP subadvised the Fund.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, technology hardware, storage & peripherals company Apple; software company Oracle; and home-improvement retailer Lowe’s Companies provided the largest positive contributions to the Fund’s absolute performance. Over the same portion of the reporting period, household durables company Whirlpool; oil, gas & consumable fuels company Royal Dutch Shell; and health care providers & services company McKesson were the most significant detractors from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, we initiated a new position in Total, a large integrated oil & gas company. We believed that Total’s free cash flow could improve significantly in the coming years from a possible combination of lower expenses and better growth in production volumes. During this portion of the reporting period, we added a position in global payments technology company Visa. We believed that the stock was attractively valued and that it represented a compelling long-term secular growth opportunity.

During the portion of the reporting period in which ICAP subadvised the Fund, we sold the Fund’s positions in multi-line industrial company Johnson Controls and air carrier Delta Air

Lines in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, several new positions were added. Among these were real estate investment trust (REIT) Welltower, tobacco company Philip Morris International and aerospace & defense company Boeing. Over the same portion of the reporting period, the Fund also eliminated several positions as part of the transition to Epoch as Subadvisor. Among these positions were pharmaceutical company Abbott Laboratories, Internet software & services company Alphabet, and diversified financial services company Intercontinental Exchange.

How did the Fund’s sector weightings change during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the Fund’s exposure relative to the Russell 1000® Value Index in the information technology and energy sectors increased. Over the same period, the Fund’s relative exposure in the industrials and financials sectors decreased.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, the Fund’s most significant allocation changes came in the consumer sectors. During this portion of the reporting period, the Fund reduced its exposure to the consumer discretionary sector and increased its exposure to the consumer staples sector.

How was the Fund positioned at the end of the reporting period?

ICAP

As of the last date that the Fund was subadvised by ICAP, the Fund’s most significantly overweight positions relative to the Russell 1000® Value Index were in the consumer discretionary and information technology sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the financials, utilities and energy sectors.

Epoch

As of April 30, 2017, the Fund’s most significantly overweight positions relative to the Russell 1000® Value Index were in the consumer staples and utilities sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the financials and energy sectors. The Fund continues to seek attractive returns through a diversified group of companies that we believe are focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 102.5% †
Aerospace & Defense 5.4%
Boeing Co.	52,313	$9,669,012
General Dynamics Corp.	44,839	8,689,350
Lockheed Martin Corp.	42,971	11,578,536
Raytheon Co.	59,786	9,279,385
United Technologies Corp.	69,595	8,281,109

		47,497,392

Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	87,343	9,385,879

Automobiles 0.8%
Daimler A.G.	89,212	6,659,230

Banks 4.0%
Commonwealth Bank of Australia, Sponsored ADR	72,397	4,739,832
M&T Bank Corp.	53,247	8,275,116
People’s United Financial, Inc.	367,123	6,413,639
U.S. Bancorp	163,944	8,407,048
Wells Fargo & Co.	132,183	7,116,733

		34,952,368

Beverages 3.7%
Coca-Cola Co.	216,257	9,331,489
Coca-Cola European Partners PLC	188,232	7,269,520
Molson Coors Brewing Co. Class B	87,343	8,375,320
PepsiCo., Inc.	69,127	7,830,707

		32,807,036

Biotechnology 2.0%
♦ AbbVie, Inc.	271,839	17,925,064

Capital Markets 2.0%
BlackRock, Inc.	23,821	9,160,842
CME Group, Inc.	77,068	8,954,531

		18,115,373

Chemicals 2.0%
Agrium, Inc.	57,451	5,396,372
Dow Chemical Co.	194,771	12,231,619

		17,627,991

Commercial Services & Supplies 2.6%
Deluxe Corp.	97,152	6,986,200
Republic Services, Inc.	110,230	6,943,388
Waste Management, Inc.	127,045	9,246,335

		23,175,923

Communications Equipment 1.4%
Cisco Systems, Inc.	361,985	12,332,829

Containers & Packaging 1.0%
Bemis Co., Inc.	189,166	8,499,228

Distributors 0.9%
Genuine Parts Co.	90,146	8,295,235

Diversified Telecommunication Services 4.3%
♦ AT&T, Inc.	404,997	16,050,031
CenturyLink, Inc.	268,600	6,894,962
Verizon Communications, Inc.	330,691	15,182,024

		38,127,017

Electric Utilities 7.4%
♦ Duke Energy Corp.	217,191	17,918,257
Entergy Corp.	176,088	13,428,471
Eversource Energy	209,251	12,429,509
PPL Corp.	400,752	15,272,659
Southern Co.	130,315	6,489,687

		65,538,583

	Shares	Value
Electrical Equipment 2.4%
Eaton Corp. PLC	141,524	$10,704,875
Emerson Electric Co.	169,082	10,192,263

		20,897,138

Food & Staples Retailing 1.8%
CVS Health Corp.	76,601	6,314,986
Wal-Mart Stores, Inc.	131,716	9,902,409

		16,217,395

Food Products 2.9%
Campbell Soup Co.	177,956	10,239,588
Kraft Heinz Co.	169,082	15,283,322

		25,522,910

Health Care Equipment & Supplies 0.8%
Medtronic PLC	83,140	6,908,103

Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	41,570	7,269,762

Hotels, Restaurants & Leisure 1.7%
Brinker International, Inc.	116,302	5,139,385
McDonald’s Corp.	71,463	9,999,818

		15,139,203

Household Products 4.1%
Colgate-Palmolive Co.	70,996	5,114,552
♦ Kimberly-Clark Corp.	136,854	17,756,806
Procter & Gamble Co.	150,399	13,134,345

		36,005,703

Industrial Conglomerates 2.7%
♦ 3M Co.	82,673	16,189,854
Honeywell International, Inc.	58,852	7,717,851

		23,907,705

Insurance 3.6%
Allianz S.E., Sponsored ADR	411,495	7,822,108
Arthur J. Gallagher & Co.	243,347	13,581,196
Marsh & McLennan Cos., Inc.	135,920	10,075,750

		31,479,054

IT Services 2.5%
Automatic Data Processing, Inc.	128,446	13,421,322
Paychex, Inc.	153,668	9,109,439

		22,530,761

Media 1.3%
Regal Entertainment Group Class A	292,857	6,463,354
Time Warner, Inc.	54,181	5,378,548

		11,841,902

Multi-Utilities 8.2%
Ameren Corp.	291,456	15,939,729
CMS Energy Corp.	261,096	11,853,758
Dominion Resources, Inc.	156,471	12,115,549
NiSource, Inc.	277,444	6,728,017
Vectren Corp.	150,866	8,964,458
♦ WEC Energy Group, Inc.	272,773	16,508,222

		72,109,733

Oil, Gas & Consumable Fuels 5.2%
Enterprise Products Partners, L.P.	476,622	13,021,313
Exxon Mobil Corp.	115,835	9,457,928
Occidental Petroleum Corp.	190,568	11,727,555
Royal Dutch Shell PLC Class A, Sponsored ADR	219,059	11,432,689

		45,639,485

Pharmaceuticals 4.0%
Johnson & Johnson	113,967	14,071,506
Merck & Co., Inc.	151,333	9,432,586
Pfizer, Inc.	340,972	11,565,770

		35,069,862

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Real Estate Investment Trusts 3.7%
Iron Mountain, Inc.	291,456	$10,131,011
Public Storage	31,294	6,552,338
♦ Welltower, Inc.	223,994	16,002,131

		32,685,480

Semiconductors & Semiconductor Equipment 5.6%
Analog Devices, Inc.	106,961	8,150,428
Intel Corp.	195,705	7,074,736
Microchip Technology, Inc.	94,350	7,130,973
QUALCOMM, Inc.	241,479	12,977,081
Texas Instruments, Inc.	179,825	14,238,544

		49,571,762

Software 2.3%
Microsoft Corp.	191,502	13,110,227
Oracle Corp.	165,345	7,433,911

		20,544,138

Specialty Retail 0.9%
Home Depot, Inc.	50,444	7,874,308

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	85,008	12,211,399

Tobacco 6.5%
♦ Altria Group, Inc.	238,209	17,098,642
♦ Philip Morris International, Inc.	182,627	20,242,377
♦ Reynolds American, Inc.	313,409	20,214,880

		57,555,899

Wireless Telecommunication Services 1.5%
Vodafone Group PLC, Sponsored ADR	523,399	13,707,820

Total Common Stocks (Cost $898,655,699)		905,628,670

	Principal Amount	Value
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $10,133,259 (Collateralized by United States Treasury Notes with rates between 1.625% and 2.00% and maturity dates between 11/30/22 and 4/30/23, with a Principal Amount of $10,400,000 and a Market Value of $10,337,975)	$10,133,183	$10,33,183

Total Short-Term Investment (Cost $10,133,183)		10,133,183

Total Investments (Cost $908,788,882) (a)	103.7%	915,761,853
Other Assets, Less Liabilities	(3.7)	(32,440,251)
Net Assets	100.0%	$883,321,602

(a)	As of April 30, 2017, cost was $926,333,347 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$17,623,691
Gross unrealized depreciation	(28,195,185)

Net unrealized depreciation	$(10,571,494)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$905,628,670	$—	$—	$905,628,670
Short-Term Investment
Repurchase Agreement	—	10,133,183	—	10,133,183

Total Investments in Securities	$905,628,670	$10,133,183	$—	$915,761,853

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $908,788,882)	$915,761,853
Receivables:
Investment securities sold	5,051,143
Dividends and interest	3,205,816
Fund shares sold	391,606
Other assets	12,602

Total assets	924,423,020

Liabilities
Payables:
Fund shares redeemed	33,526,663
Investment securities purchased	5,108,918
Manager (See Note 3)	1,894,067
Transfer agent (See Note 3)	280,155
NYLIFE Distributors (See Note 3)	160,229
Shareholder communication	96,725
Professional fees	23,844
Custodian	1,273
Trustees	738
Accrued expenses	8,806

Total liabilities	41,101,418

Net assets	$883,321,602

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,728
Additional paid-in capital	710,019,041

710,041,769
Distributions in excess of net investment income	(3,489,917)
Accumulated net realized gain (loss) on investments	169,796,779
Net unrealized appreciation (depreciation) on investments	6,972,971

Net assets	$883,321,602

Class A
Net assets applicable to outstanding shares	$300,704,202

Shares of beneficial interest outstanding	7,730,591

Net asset value per share outstanding	$38.90
Maximum sales charge (5.50% of offering price)	2.26

Maximum offering price per share outstanding	$41.16

Investor Class
Net assets applicable to outstanding shares	$161,189,843

Shares of beneficial interest outstanding	4,145,839

Net asset value per share outstanding	$38.88
Maximum sales charge (5.50% of offering price)	2.26

Maximum offering price per share outstanding	$41.14

Class B
Net assets applicable to outstanding shares	$27,715,892

Shares of beneficial interest outstanding	723,945

Net asset value and offering price per share outstanding	$38.28

Class C
Net assets applicable to outstanding shares	$46,793,581

Shares of beneficial interest outstanding	1,222,720

Net asset value and offering price per share outstanding	$38.27

Class I
Net assets applicable to outstanding shares	$327,473,564

Shares of beneficial interest outstanding	8,405,138

Net asset value and offering price per share outstanding	$38.96

Class R1
Net assets applicable to outstanding shares	$1,976,251

Shares of beneficial interest outstanding	50,683

Net asset value and offering price per share outstanding	$38.99

Class R2
Net assets applicable to outstanding shares	$7,900,357

Shares of beneficial interest outstanding	203,045

Net asset value and offering price per share outstanding	$38.91

Class R3
Net assets applicable to outstanding shares	$2,657,554

Shares of beneficial interest outstanding	68,387

Net asset value and offering price per share outstanding	$38.86

Class R6
Net assets applicable to outstanding shares	$6,910,358

Shares of beneficial interest outstanding	177,336

Net asset value and offering price per share outstanding	$38.97

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$15,388,030
Other income	87,131
Interest	2,958

Total income	15,478,119

Expenses
Manager (See Note 3)	5,360,559
Transfer agent (See Note 3)	1,200,192
Distribution/Service—Class A (See Note 3)	382,715
Distribution/Service—Investor Class (See Note 3)	202,399
Distribution/Service—Class B (See Note 3)	144,399
Distribution/Service—Class C (See Note 3)	247,809
Distribution/Service—Class R2 (See Note 3)	13,964
Distribution/Service—Class R3 (See Note 3)	7,248
Registration	130,371
Shareholder communication	121,600
Professional fees	23,863
Interest expense	18,731
Trustees	16,127
Custodian	13,087
Shareholder service (See Note 3)	11,666
Miscellaneous	40,493

Total expenses before waiver/reimbursement	7,935,223
Expense waiver/reimbursement from Manager (See Note 3)	(534,454)

Net expenses	7,400,769

Net investment income (loss)	8,077,350

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	200,805,286
Net change in unrealized appreciation (depreciation) on investments	(10,332,709)

Net realized and unrealized gain (loss) on investments	190,472,577

Net increase (decrease) in net assets resulting from operations	$198,549,927

(a)	Dividends recorded net of foreign withholding taxes in the amount of $347,718.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,077,350	$23,817,261
Net realized gain (loss) on investments	200,805,286	(17,010,358)
Net change in unrealized appreciation (depreciation) on investments	(10,332,709)	(232,845,884)

Net increase (decrease) in net assets resulting from operations	198,549,927	(226,038,981)

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,286,613)	(2,983,800)
Investor Class	(1,063,793)	(1,025,510)
Class B	(83,124)	(10,517)
Class C	(142,034)	(26,646)
Class I	(6,024,067)	(18,774,796)
Class R1	(75,745)	(360,477)
Class R2	(79,703)	(118,867)
Class R3	(14,740)	(33,101)
Class R6	(186,623)	(326,131)

	(9,956,442)	(23,659,845)

From net realized gain on investments:
Class A	—	(87,151,434)
Investor Class	—	(32,056,721)
Class B	—	(7,075,477)
Class C	—	(15,886,433)
Class I	—	(469,062,193)
Class R1	—	(8,828,961)
Class R2	—	(3,302,615)
Class R3	—	(2,350,763)
Class R6	—	(5,607,875)

	—	(631,322,472)

Total dividends and distributions to shareholders	(9,956,442)	(654,982,317)

Capital share transactions:
Net proceeds from sale of shares	37,526,329	328,232,947
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,695,226	637,184,436
Cost of shares redeemed	(916,758,174)	(2,434,367,390)

Increase (decrease) in net assets derived from capital share transactions	(869,536,619)	(1,468,950,007)

Net increase (decrease) in net assets	(680,943,134)	(2,349,971,305)

Net Assets
Beginning of period	1,564,264,736	3,914,236,041

End of period	$883,321,602	$1,564,264,736

Distributions in excess of net investment income at end of period	$(3,489,917)	$(1,610,825)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$34.46		$45.13		$51.47	$46.84	$37.41	$33.42

Net investment income (loss) (a)	0.21		0.31		0.30	1.16	0.51	0.54
Net realized and unrealized gain (loss) on investments	4.51		(2.62)		0.48	3.93	9.43	4.01

Total from investment operations	4.72		(2.31)		0.78	5.09	9.94	4.55

Less dividends and distributions:
From net investment income	(0.28)		(0.30)		(1.13)	(0.46)	(0.51)	(0.56)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.28)		(8.36)		(7.12)	(0.46)	(0.51)	(0.56)

Net asset value at end of period	$38.90		$34.46		$45.13	$51.47	$46.84	$37.41

Total investment return (b)	13.72%		(6.20%)		1.94%	10.91%	26.73%	13.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	% ††	0.88%		0.65%	2.35%	1.20%	1.50%
Net expenses	1.18	% ††(c)	1.18	%(c)	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.24	% ††(c)	1.25	%(c)	1.22%	1.23%	1.23%	1.25%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$300,704		$301,857		$494,897	$810,780	$831,352	$606,575

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$34.46		$45.13		$51.46	$46.84	$37.41	$33.41

Net investment income (loss) (a)	0.17		0.23		0.23	1.08	0.43	0.46
Net realized and unrealized gain (loss) on investments	4.50		(2.61)		0.48	3.93	9.42	4.01

Total from investment operations	4.67		(2.38)		0.71	5.01	9.85	4.47

Less dividends and distributions:
From net investment income	(0.25)		(0.23)		(1.05)	(0.39)	(0.42)	(0.47)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.25)		(8.29)		7.04	(0.39)	(0.42)	(0.47)

Net asset value at end of period	$38.88		$34.46		$45.13	$51.46	$46.84	$37.41

Total investment return (b)	13.57%		(6.36%)		1.76%	10.72%	26.46%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89	% ††	0.66%		0.50%	2.18%	1.02%	1.28%
Net expenses	1.40	% ††(c)	1.39	%(c)	1.34%	1.35%	1.38%	1.43%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$161,190		$154,975		$180,956	$190,461	$195,120	$177,880

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$33.93		$44.62		$51.02	$46.44	$37.10	$33.15

Net investment income (loss) (a)	0.03		(0.03)		(0.12)	0.73	0.12	0.21
Net realized and unrealized gain (loss) on investments	4.43		(2.59)		0.49	3.87	9.33	3.95

Total from investment operations	4.46		(2.62)		0.37	4.60	9.45	4.16

Less dividends and distributions:
From net investment income	(0.11)		(0.01)		(0.78)	(0.02)	(0.11)	(0.21)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.11)		(8.07)		(6.77)	(0.02)	(0.11)	(0.21)

Net asset value at end of period	$38.28		$33.93		$44.62	$51.02	$46.44	$37.10

Total investment return (b)	13.14%		(7.07%)		1.01%	9.91%	25.51%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	% ††	0.10%		(0.25%)	1.48%	0.29%	0.59%
Net expenses	2.15	% ††(c)	2.14	%(c)	2.09%	2.10%	2.13%	2.18%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$27,716		$28,942		$39,321	$47,317	$51,682	$52,558

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$33.92		$44.61		$51.01	$46.43	$37.10	$33.15

Net investment income (loss) (a)	0.03		(0.04)		(0.12)	0.70	0.11	0.19
Net realized and unrealized gain (loss) on investments	4.43		(2.58)		0.49	3.90	9.33	3.97

Total from investment operations	4.46		(2.62)		0.37	4.60	9.44	4.16

Less dividends and distributions:
From net investment income	(0.11)		(0.01)		(0.78)	(0.02)	(0.11)	(0.21)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.11)		(8.07)		(6.77)	(0.02)	(0.11)	(0.21)

Net asset value at end of period	$38.27		$33.92		$44.61	$51.01	$46.43	$37.10

Total investment return (b)	13.15%		(7.07%)		1.01%	9.91%	25.49%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	% ††	(0.12%)		(0.25%)	1.43%	0.26%	0.53%
Net expenses	2.15	% ††(c)	2.14	%(c)	2.09%	2.10%	2.13%	2.18%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$46,794		$51,599		$90,167	$107,146	$109,501	$95,321

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$34.53		$45.22		$51.56	$46.92	$37.48	$33.47

Net investment income (loss) (a)	0.26		0.39		0.44	1.31	0.63	0.65
Net realized and unrealized gain (loss) on investments	4.51		(2.61)		0.48	3.93	9.44	4.02

Total from investment operations	4.77		(2.22)		0.92	5.24	10.07	4.67

Less dividends and distributions:
From net investment income	(0.34)		(0.41)		(1.27)	(0.60)	(0.63)	(0.66)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.34)		(8.47)		(7.26)	(0.60)	(0.63)	(0.66)

Net asset value at end of period	$38.96		$34.53		$45.22	$51.56	$46.92	$37.48

Total investment return (c)	13.85%		(5.92%)		2.22%	11.23%	27.06%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	% ††	1.08%		0.94%	2.64%	1.48%	1.81%
Net expenses	0.90	% ††(c)	0.90	%(c)	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.02	% ††(c)	1.01	%(c)	0.97%	0.98%	0.98%	1.00%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$327,474		$974,691		$2,977,224	$3,522,230	$3,810,280	$2,892,113

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R1	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$34.54		$45.24		$51.57	$46.93	$37.49	$33.48

Net investment income (loss) (a)	0.23		0.32		0.40	1.28	0.59	0.59
Net realized and unrealized gain (loss) on investments	4.53		(2.58)		0.48	3.91	9.43	4.03

Total from investment operations	4.76		(2.26)		0.88	5.19	10.02	4.62

Less dividends and distributions:
From net investment income	(0.31)		(0.38)		(1.22)	(0.55)	(0.58)	(0.61)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.31)		(8.44)		(7.21)	(0.55)	(0.58)	(0.61)

Net asset value at end of period	$38.99		$34.54		$45.24	$51.57	$46.93	$37.49

Total investment return (b)	13.80%		(6.04%)		2.13%	11.12%	26.92%	13.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	% ††	0.90%		0.85%	2.59%	1.38%	1.64%
Net expenses	1.00	% ††(c)	1.00	%(c)	1.00%	1.00%	1.00%	1.03%
Expenses (before waiver/reimbursement)	1.10	% ††(c)	1.10	%(c)	1.07%	1.08%	1.08%	1.10%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$1,976		$11,782		$49,180	$52,838	$33,886	$26,903

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$34.48		$45.14		$51.47	$46.84	$37.41	$33.42

Net investment income (loss) (a)	0.18		0.28		0.27	1.14	0.49	0.52
Net realized and unrealized gain (loss) on investments	4.52		(2.61)		0.49	3.92	9.42	3.99

Total from investment operations	4.70		(2.33)		0.76	5.06	9.91	4.51

Less dividends and distributions:
From net investment income	(0.27)		(0.27)		(1.10)	(0.43)	(0.48)	(0.52)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.27)		(8.33)		(7.09)	(0.43)	(0.48)	(0.52)

Net asset value at end of period	$38.91		$34.48		$45.14	$51.47	$46.84	$37.41

Total investment return (b)	13.65%		(6.24%)		1.86%	10.84%	26.64%	13.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97	% ††	0.80%		0.58%	2.30%	1.14%	1.44%
Net expenses	1.25	% ††(c)	1.25	%(c)	1.25%	1.25%	1.25%	1.28%
Expenses (before waiver/reimbursement)	1.36	% ††(c)	1.35	%(c)	1.32%	1.33%	1.33%	1.35%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$7,900		$15,013		$18,562	$27,847	$27,817	$22,433

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R3	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$34.42		$45.07		$51.39	$46.77	$37.36	$33.38

Net investment income (loss) (a)	0.12		0.13		0.13	0.97	0.36	0.40
Net realized and unrealized gain (loss) on investments	4.51		(2.60)		0.48	3.92	9.39	3.99

Total from investment operations	4.63		(2.47)		0.61	4.89	9.75	4.39

Less dividends and distributions:
From net investment income	(0.19)		(0.12)		(0.94)	(0.27)	(0.34)	(0.41)
From net realized gain on investments	—		(8.06)		(5.99)	—	—	—

Total dividends and distributions	(0.19)		(8.18)		(6.93)	(0.27)	(0.34)	(0.41)

Net asset value at end of period	$38.86		$34.42		$45.07	$51.39	$46.77	$37.36

Total investment return (b)	13.47%		(6.59%)		1.54%	10.47%	26.20%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66	% ††	0.36%		0.27%	1.95%	0.85%	1.10%
Net expenses	1.62	% ††(c)	1.61	%(c)	1.57%	1.58%	1.58%	1.60%
Portfolio turnover rate	25%		82%		86%	65%	55%	64%
Net assets at end of period (in 000’s)	$2,658		$3,160		$12,941	$12,980	$13,717	$14,578

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				June 17, 2013** through October 31,
Class R6	2017*		2016		2015	2014	2013
Net asset value at beginning of period	$34.53		$45.21		$51.55	$46.92	$44.12

Net investment income (loss) (a)	0.28		0.43		0.48	0.68	0.18
Net realized and unrealized gain (loss) on investments	4.51		(2.61)		0.47	4.60	2.96

Total from investment operations	4.79		(2.18)		0.95	5.28	3.14

Less dividends and distributions:
From net investment income	(0.35)		(0.44)		(1.30)	(0.65)	(0.34)
From net realized gain on investments	—		(8.06)		(5.99)	—	—

Total dividends and distributions	(0.35)		(8.50)		(7.29)	(0.65)	(0.34)

Net asset value at end of period	$38.97		$34.53		$45.21	$51.55	$46.92

Total investment return (b)	13.85%		(5.83%)		2.30%	11.30%	7.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48	% ††	1.19%		1.03%	1.35%	1.05%††
Net expenses	0.86	% ††(c)	0.83	%(c)	0.82%	0.82%	0.81%††
Portfolio turnover rate	25%		82%		86%	65%	55%
Net assets at end of period (in 000’s)	$6,910		$22,246		$50,988	$95,587	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each is a diversified fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
December 31, 1994	MainStay ICAP Equity Fund
December 31, 1997	MainStay ICAP Select Equity Fund

The MainStay ICAP Equity Fund offers seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994. Investor Class shares commenced operations on April 29, 2008.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates, than Class A, Investor Class, Class R2 and Class R3 shares . Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The ICAP Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)   Securities Valuation.   Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each ICAP Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation

36	MainStay ICAP Funds

Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the ICAP Funds’ assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the ICAP Funds.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an ICAP Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of each ICAP Fund’s assets and liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the ICAP Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the ICAP Funds’ valuation procedures are designed to value a security at the price the ICAP Funds may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the ICAP Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the ICAP Funds that were fair valued in such a manner.

37

Notes to Financial Statements (Unaudited) (continued)

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of their taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

(D)  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date.Dividends from net investment income, if any, are declared and paid at least quarterly for the ICAP Funds, to the extent that income is available. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date.Realized gains and losses on security transactions are determined using the identified cost method.

Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

38	MainStay ICAP Funds

When the ICAP Funds enter into repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds bear the risk of any loss on investment of the collateral. The ICAP Funds will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds. During the six-month period ended April 30, 2017, the ICAP Funds did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(K)  Large Transaction Risks.  From time to time, the ICAP Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the ICAP Fund’s performance if the Fund was required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the ICAP Funds transaction costs. The ICAP Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager pursuant to an Amended and Restated Management Agreements, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the ICAP Funds. Effective January 9, 2017, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds on an interim basis. Pursuant to the terms of an Interim Subadvisory Agreement (“Interim Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC, served as (“Prior Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as Prior Subadvisor to the ICAP Funds and was responsible for the day-to-day portfolio management of the ICAP Funds.

Under the Management Agreement, each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the six-month period ended April 30, 2017, the effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This

39

Notes to Financial Statements (Unaudited) (continued)

agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.00%; and Class R2, 1.25%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay ICAP Equity Fund	$2,257,543	$24,661
MainStay ICAP Select Equity Fund	5,360,559	534,454

State Street provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the ICAP Funds were as follows:

MainStay ICAP Equity Fund
Class R1	$857
Class R2	1,404
Class R3	1,238

MainStay ICAP Select Equity Fund
Class R1	$4,631
Class R2	5,585
Class R3	1,450

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the ICAP Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay ICAP Equity Fund
Class A	$2,826
Investor Class	3,542

MainStay ICAP Select Equity Fund
Class A	$5,696
Investor Class	11,746

40	MainStay ICAP Funds

During the six-month period ended April 30, 2017, the ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay ICAP Equity Fund
Class A	$420
Investor Class	1
Class C	239

MainStay ICAP Select Equity Fund
Class A	$4,116
Investor Class	12
Class B	23,502
Class C	511

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the ICAP Funds were as follows:

MainStay ICAP Equity Fund
Class A	$8,596
Investor Class	17,890
Class C	12,568
Class I	121,005
Class R1	474
Class R2	643
Class R3	577

MainStay ICAP Select Equity Fund
Class A	$201,267
Investor Class	238,475
Class B	42,599
Class C	73,181
Class I	626,999
Class R1	6,672
Class R2	8,593
Class R3	2,406

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the MainStay ICAP Equity Fund with values and percentages of net assets as follows:

Class I	$77,612,455	21.2%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$43,940,508	$131,012,528	$174,953,036
MainStay ICAP Select Equity Fund	181,719,281	473,263,036	654,982,317

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to each ICAP Fund based on the ICAP Fund’s net assets and/or the market value of securities held by each ICAP Fund and the number of certain cash transactions incurred by each ICAP Fund.

Note 6–Line of Credit

The ICAP Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the ICAP Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $ 600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, the ICAP Funds utilized the line of credit. MainStay ICAP Equity Fund utilized the line of credit for 9 days, maintained an average daily balance of $23,433,333 at a weighted average interest rate of 1.76% and incurred interest expense in the amount of $10,331. MainStay ICAP Select Equity Fund utilized the line of credit for 2 days, maintained an average daily balance of

41

Notes to Financial Statements (Unaudited) (continued)

$193,650,000 at a weighted average interest rate of 1.74% and incurred interest expense in the amount of $18,731. As of April 30, 2017, there were no borrowings outstanding with respect to the ICAP Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the ICAP Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the ICAP Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the ICAP Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$81,752	$163,089
MainStay ICAP Select Equity Fund	335,598	907,436

Note 9–Capital Share Transactions

MainStay ICAP Equity Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	47,052	$2,018,314
Shares issued to shareholders in reinvestment of dividends and distributions	58,662	2,422,029
Shares redeemed	(127,656)	(5,426,151)

Net increase (decrease) in shares outstanding before conversion	(21,942)	(985,808)
Shares converted into Class A (See Note 1)	25,425	1,100,637
Shares converted from Class A (See Note 1)	(7,514)	(326,514)

Net increase (decrease)	(4,031)	$(211,685)

Year ended October 31, 2016:
Shares sold	191,313	$8,000,927
Shares issued to shareholders in reinvestment of dividends and distributions	186,085	7,972,088
Shares redeemed	(395,208)	(16,481,312)

Net increase (decrease) in shares outstanding before conversion	(17,810)	(508,297)
Shares converted into Class A (See Note 1)	18,141	758,149
Shares converted from Class A (See Note 1)	(4,139)	(172,034)

Net increase (decrease)	(3,808)	$77,818

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	16,228	$691,634
Shares issued to shareholders in reinvestment of dividends and distributions	20,781	855,931
Shares redeemed	(26,936)	(1,149,310)

Net increase (decrease) in shares outstanding before conversion	10,073	398,255
Shares converted into Investor Class (See Note 1)	5,125	224,114
Shares converted from Investor Class (See Note 1)	(25,478)	(1,100,637)

Net increase (decrease)	(10,280)	$(478,268)

Year ended October 31, 2016:
Shares sold	34,155	$1,414,389
Shares issued to shareholders in reinvestment of dividends and distributions	55,913	2,392,102
Shares redeemed	(45,393)	(1,908,646)

Net increase (decrease) in shares outstanding before conversion	44,675	1,897,845
Shares converted into Investor Class (See Note 1)	4,140	172,034
Shares converted from Investor Class (See Note 1)	(18,179)	(758,149)

Net increase (decrease)	30,636	$1,311,730

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	21,860	$906,264
Shares issued to shareholders in reinvestment of dividends and distributions	11,563	467,533
Shares redeemed	(66,725)	(2,804,256)

Net increase (decrease)	(33,302)	$(1,430,459)

Year ended October 31, 2016:
Shares sold	37,884	$1,554,002
Shares issued to shareholders in reinvestment of dividends and distributions	37,534	1,583,749
Shares redeemed	(101,444)	(4,157,951)

Net increase (decrease)	(26,026)	$(1,020,200)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	688,027	$29,075,601
Shares issued to shareholders in reinvestment of dividends and distributions	858,745	35,482,480
Shares redeemed	(7,110,169)	(306,192,552)

Net increase (decrease) in shares outstanding before conversion	(5,563,397)	(241,634,471)
Shares converted into Class I (See Note 1)	2,396	102,400

Net increase (decrease)	(5,561,001)	$(241,532,071)

Year ended October 31, 2016:
Shares sold	2,499,627	$105,196,603
Shares issued to shareholders in reinvestment of dividends and distributions	3,562,497	152,861,115
Shares redeemed	(9,733,458)	(409,833,823)

Net increase (decrease)	(3,671,334)	$(151,776,105)

42	MainStay ICAP Funds

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,289	$139,518
Shares issued to shareholders in reinvestment of dividends and distributions	3,084	127,337
Shares redeemed	(121,088)	(5,142,595)

Net increase (decrease)	(114,715)	$(4,875,740)

Year ended October 31, 2016:
Shares sold	13,788	$566,324
Shares issued to shareholders in reinvestment of dividends and distributions	25,813	1,108,503
Shares redeemed	(63,380)	(2,962,709)

Net increase (decrease)	(23,779)	$(1,287,882)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,596	$153,818
Shares issued to shareholders in reinvestment of dividends and distributions	4,469	184,502
Shares redeemed	(6,445)	(271,705)

Net increase (decrease)	1,620	$66,615

Year ended October 31, 2016:
Shares sold	42,190	$1,755,085
Shares issued to shareholders in reinvestment of dividends and distributions	49,952	2,142,461
Shares redeemed	(286,054)	(11,758,800)

Net increase (decrease)	(193,912)	$(7,861,254)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,378	$143,455
Shares issued to shareholders in reinvestment of dividends and distributions	3,984	163,905
Shares redeemed	(15,378)	(658,118)

Net increase (decrease)	(8,016)	$(350,758)

Year ended October 31, 2016:
Shares sold	10,083	$419,386
Shares issued to shareholders in reinvestment of dividends and distributions	11,620	497,005
Shares redeemed	(18,447)	(772,595)

Net increase (decrease)	3,256	$143,796

MainStay ICAP Select Equity Fund
Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	120,145	$4,548,440
Shares issued to shareholders in reinvestment of dividends and distributions	58,635	2,219,268
Shares redeemed	(1,370,378)	(51,624,789)

Net increase (decrease) in shares outstanding before conversion	(1,191,598)	(44,857,081)
Shares converted into Class A (See Note 1)	254,127	9,801,673
Shares converted from Class A (See Note 1)	(90,744)	(3,483,282)

Net increase (decrease)	(1,028,215)	$(38,538,690)

Year ended October 31, 2016:
Shares sold	941,374	$33,454,678
Shares issued to shareholders in reinvestment of dividends and distributions	2,393,101	87,972,192
Shares redeemed	(5,694,439)	(196,341,783)

Net increase (decrease) in shares outstanding before conversion	(2,359,964)	(74,914,913)
Shares converted into Class A (See Note 1)	232,971	8,184,514
Shares converted from Class A (See Note 1)	(79,359)	(2,752,076)

Net increase (decrease)	(2,206,352)	$(69,482,475)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	62,888	$2,381,074
Shares issued to shareholders in reinvestment of dividends and distributions	27,931	1,058,214
Shares redeemed	(288,905)	(10,891,297)

Net increase (decrease) in shares outstanding before conversion	(198,086)	(7,452,009)
Shares converted into Investor Class (See Note 1)	83,794	3,200,278
Shares converted from Investor Class (See Note 1)	(237,608)	(9,170,242)

Net increase (decrease)	(351,900)	$(13,421,973)

Year ended October 31, 2016:
Shares sold	122,926	$4,357,258
Shares issued to shareholders in reinvestment of dividends and distributions	896,526	32,954,042
Shares redeemed	(524,771)	(18,627,372)

Net increase (decrease) in shares outstanding before conversion	494,681	18,683,928
Shares converted into Investor Class (See Note 1)	195,185	6,823,961
Shares converted from Investor Class (See Note 1)	(201,701)	(7,088,368)

Net increase (decrease)	488,165	$18,419,521

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	25,570	$938,262
Shares issued to shareholders in reinvestment of dividends and distributions	2,175	81,315
Shares redeemed	(78,003)	(2,895,998)

Net increase (decrease) in shares outstanding before conversion	(50,258)	(1,876,421)
Shares converted from Class B (See Note 1)	(78,829)	(2,943,495)

Net increase (decrease)	(129,087)	$(4,819,916)

Year ended October 31, 2016:
Shares sold	94,391	$3,303,257
Shares issued to shareholders in reinvestment of dividends and distributions	190,283	6,914,012
Shares redeemed	(164,053)	(5,728,905)

Net increase (decrease) in shares outstanding before conversion	120,621	4,488,364
Shares converted from Class B (See Note 1)	(148,817)	(5,148,968)

Net increase (decrease)	(28,196)	$(660,604)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	14,174	$526,924
Shares issued to shareholders in reinvestment of dividends and distributions	2,985	111,626
Shares redeemed	(315,318)	(11,613,662)

Net increase (decrease) in shares outstanding before conversion	(298,159)	(10,975,112)
Shares converted from Class C (See Note 1)	(475)	(16,721)

Net increase (decrease)	(298,634)	$(10,991,833)

Year ended October 31, 2016:
Shares sold	186,958	$6,708,326
Shares issued to shareholders in reinvestment of dividends and distributions	313,037	11,372,495
Shares redeemed	(999,948)	(34,864,029)

Net increase (decrease) in shares outstanding before conversion	(499,953)	(16,783,208)
Shares converted from Class C (See Note 1)	(119)	(4,025)

Net increase (decrease)	(500,072)	$(16,787,233)

43

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	695,963	$26,065,039
Shares issued to shareholders in reinvestment of dividends and distributions	156,904	5,870,231
Shares redeemed	(20,742,214)	(797,833,337)

Net increase (decrease) in shares outstanding before conversion	(19,889,347)	(765,898,067)
Shares converted into Class I (See Note 1)	68,316	2,611,789

Net increase (decrease)	(19,821,031)	$(763,286,278)

Year ended October 31, 2016:
Shares sold	7,419,404	$266,491,680
Shares issued to shareholders in reinvestment of dividends and distributions	12,965,305	477,325,726
Shares redeemed	(58,002,760)	(2,091,112,195)

Net increase (decrease) in shares outstanding before conversion	(37,618,051)	(1,347,294,789)
Shares converted into Class I (See Note 1)	28	1,030

Net increase (decrease)	(37,618,023)	$(1,347,293,759)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,950	$373,530
Shares issued to shareholders in reinvestment of dividends and distributions	2,005	75,686
Shares redeemed	(302,405)	(11,496,880)

Net increase (decrease)	(290,450)	$(11,047,664)

Year ended October 31, 2016:
Shares sold	146,555	$5,243,679
Shares issued to shareholders in reinvestment of dividends and distributions	249,337	9,184,998
Shares redeemed	(1,141,803)	(40,775,952)

Net increase (decrease) in shares outstanding before conversion	(745,911)	(26,347,275)
Shares converted from Class R1 (See Note 1)	(154)	(5,423)

Net increase (decrease)	(746,065)	$(26,352,698)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	12,702	$480,385
Shares issued to shareholders in reinvestment of dividends and distributions	2,074	77,816
Shares redeemed	(247,184)	(9,266,674)

Net increase (decrease)	(232,408)	$(8,708,473)

Year ended October 31, 2016:
Shares sold	47,748	$1,674,111
Shares issued to shareholders in reinvestment of dividends and distributions	85,845	3,155,113
Shares redeemed	(109,141)	(3,841,857)

Net increase (decrease) in shares outstanding before conversion	24,452	987,367
Shares converted from Class R2 (See Note 1)	(241)	(10,645)

Net increase (decrease)	24,211	$976,722

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	4,152	$155,423
Shares issued to shareholders in reinvestment of dividends and distributions	383	14,447
Shares redeemed	(27,937)	(1,042,051)

Net increase (decrease)	(23,402)	$(872,181)

Year ended October 31, 2016:
Shares sold	36,120	$1,349,253
Shares issued to shareholders in reinvestment of dividends and distributions	64,544	2,371,852
Shares redeemed	(296,030)	(10,392,740)

Net increase (decrease)	(195,366)	$(6,671,635)

Class R6	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	55,603	$2,057,252
Shares issued to shareholders in reinvestment of dividends and distributions	4,916	186,623
Shares redeemed	(527,523)	(20,093,486)

Net increase (decrease)	(467,004)	$(17,849,611)

Year ended October 31, 2016:
Shares sold	160,630	$5,650,705
Shares issued to shareholders in reinvestment of dividends and distributions	161,365	5,934,006
Shares redeemed	(805,487)	(32,682,557)

Net increase (decrease)	(483,492)	$(21,097,846)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on each ICAP Fund’s financial statements and related disclosures.

Note 11–Other Matters

Epoch, subadvisor to the Acquiring Fund, served as the subadvisor to the ICAP Funds on an interim basis pursuant to the terms of an Interim Subadvisory Agreement dated January 9, 2017. The Interim Subadvisory Agreement would terminate by its terms on June 8, 2017. The Board approved the Reorganizations, and the Board also approved an amended management fee schedule for the Acquiring Fund to include additional breakpoints that will be effective upon the completion of the Reorganizations. The proposed Equity Fund Reorganization and Select Equity Fund Reorganization were not contingent on each other or any other proposal.

On or about February 27, 2017, shareholders of record of the ICAP Funds as of the close of business on February 10, 2017 were sent a proxy statement/prospectus containing further information regarding the Proposals. The proxy statement/prospectus also included information

44	MainStay ICAP Funds

about the Special Meeting, at which shareholders of the ICAP Funds were asked to consider and approve the Proposals. In addition, the proxy statement/prospectus included information about voting on the Proposals and options shareholders had to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

The results of the Proposals were as follows:

Proposal 1

To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Equity Fund, a series of MainStay Funds Trust:

Votes For	Votes Against	Abstentions	Total
7,284,348	29,737	57,640	7,371,725

Proposal 2

To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Select Equity Fund, a series of MainStay Funds Trust:

Votes For	Votes Against	Abstentions	Total
17,961,601	701,569	489,829	19,152,998

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017 through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

45

Board Consideration and Approval of Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At an in-person meeting held on January 6, 2017, the Board of Trustees (“Board”) of the MainStay Funds Trust (“Trust”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust (“Independent Trustees”), approved the reorganization of each of the MainStay ICAP Equity Fund and the MainStay ICAP Select Equity Fund (each, a “Fund,” and together, the “ICAP Funds”) into the MainStay Epoch U.S. Equity Yield Fund (“Acquiring Fund”) (each, a “Reorganization,” and together, the “Reorganizations”), subject to shareholder approval, which resulted in the appointment of Epoch Investment Partners, Inc. (“Epoch”) on an interim basis to replace Institutional Capital LLC (“ICAP”) as subadvisor to the ICAP Funds. Epoch was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the January 6, 2017 meeting, as permitted by Rule 15a-4 under the 1940 Act.

In reaching its decision to approve the Reorganizations and the Interim Subadvisory Agreement, the Board considered information furnished by New York Life Investment Management LLC (“New York Life Investments”) and Epoch in connection with the Reorganizations, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those for the ICAP Funds, and the rationale for any differences in the ICAP Funds’ subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Reorganizations and the Interim Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services to be provided to the ICAP Funds by Epoch; (ii) the investment performance of the ICAP Funds and the historical investment performance of similar funds managed or subadvised by Epoch; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Epoch, from its relationships with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow, and the extent to which economies of scale may benefit investors in each of the ICAP Funds; and (v) the reasonableness of the ICAP Funds’ proposed fees, including the subadvisory fees to be paid to Epoch, particularly as compared to similar funds and accounts managed or subadvised by Epoch, and third-party “peer funds” identified by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Reorganizations and the Interim Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Reorganizations, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Epoch, with its resources and historical investment performance track records, is well qualified to serve as the ICAP Funds’ subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Reorganizations and the Interim Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to Be Provided by Epoch

In considering the approval of the Reorganizations and the Interim Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the ICAP Funds, noting that New York Life Investments has supervisory responsibility for the ICAP Funds’ subadvisor. The Board also examined the nature, extent and quality of the services that Epoch proposes to provide to the ICAP Funds. Further, the Board evaluated and/or examined the following with regard to Epoch:

•	experience in serving as subadvisor of other similar funds, including other MainStay Funds;

•	experience in providing investment advisory services;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the ICAP Funds;

•	experience of the ICAP Funds’ proposed portfolio managers, the number of accounts managed by each portfolio manager and Epoch’s methods for compensating portfolio managers; and

•	overall reputation, financial condition, and assets under management.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Reorganizations and the Interim Subadvisory Agreement, that the ICAP Funds are likely to benefit from appointing Epoch as subadvisor to the ICAP Funds.

Investment Performance

In connection with the Board’s consideration of the Reorganizations and the Interim Subadvisory Agreement, the Board considered the ICAP Funds’ investment performance in recent periods, the Board’s ongoing discussions with New York Life Investments about the Board’s concerns regarding the ICAP Funds’ recent investment performance, and other alternatives to the Reorganizations. The Board also considered steps taken to seek to improve the ICAP Funds’ investment performance and the Board’s previous experience with Epoch. Although past performance is not a guarantee of future results, the Board also considered the investment performance track record for the Acquiring Fund, the Fund into which the ICAP Funds will be reorganized, subject to shareholder approval.

46	MainStay ICAP Funds

The Board discussed with New York Life Investments and the Fund’s proposed portfolio management team the ICAP Funds’ investment process, strategies and risks. The Board considered various aspects of the ICAP Funds’ investment processes and strategies. The Board noted that Epoch currently manages funds with similar investment strategies as those of the ICAP Funds, including the Acquiring Fund. The Board further observed that although past performance is not a guarantee of future results, the Acquiring Fund outperformed the ICAP Funds over various time periods. Based on these considerations, the Board concluded that the ICAP Funds were likely to be managed responsibly and capably by Epoch.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Reorganizations and the Interim Subadvisory Agreement, that the selection of Epoch as the interim subadvisor to the ICAP Funds and the Reorganizations are likely to benefit the ICAP Funds’ long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates and Epoch due to their relationships with the ICAP Funds. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the ICAP Funds, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the ICAP Funds.

The Board also considered Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality services to the ICAP Funds.

In considering the anticipated costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the ICAP Funds. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the ICAP Funds with respect to trades in the ICAP Funds’ portfolio securities.

The Board also considered the potential conflict of interest on the part of New York Life Investments associated with the asset purchase agreement entered into by Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments (“Asset Purchase Agreement”), including that ICAP, an affiliate of New York Life Investments, received compensation in connection with the Asset Purchase Agreement. Additionally, the Board considered that New York Life Investments agreed to recommend to the Board that Epoch continue to serve as subadvisor for the Acquiring Fund for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties. The Board noted that any recommendation from

New York Life Investments would be subject to New York Life Investments’ fiduciary duties to the Funds. Additionally, the Board considered that it would have no obligation to approve any such recommendation from New York Life Investments.

The Board considered that the interests of the ICAP Funds’ shareholders will not be diluted as a result of the Reorganizations because the shareholders of each of the ICAP Funds will receive Acquiring Fund shares with the same aggregate net asset value as their respective ICAP Fund shares. The Board considered that the direct costs of the Reorganizations, including brokerage costs, will be borne by New York Life Investments or Epoch, and not by any ICAP Fund. The Board further considered that ICAP Fund shareholders will not pay any sales charges in connection with the Reorganization.

The Board took into account the fact that the ICAP Funds would undergo changes to their principal investment strategies in connection with the Reorganizations. The Board noted estimates from New York Life Investments and, Epoch that up to 88% of the holdings of the MainStay ICAP Equity Fund and 91% of the holdings of the MainStay ICAP Select Equity Fund would be sold in connection with the Reorganizations. The Board noted that New York Life Investments had agreed to bear 100% of the direct portfolio transition costs associated with the Reorganizations. Additionally, the Board took into consideration representations from New York Life Investments and Epoch that they would seek to institute measures intended to minimize transition costs incurred by the ICAP Funds in connection with the Reorganizations.

The Board also considered potential tax consequences of the Reorganizations for shareholders, including that the Reorganizations may generate capital gains. The Board took into consideration New York Life Investments’ representation that the Reorganizations were expected to be a tax-free transaction. Accordingly, there was expected to be no gain or loss recognized by the ICAP Funds, the Acquiring Fund, or their respective shareholders for federal income tax purposes as a result of the Reorganizations although there may be capital gains generated prior to or following the Reorganizations.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Reorganizations and the Interim Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Reorganizations and the Interim Subadvisory Agreement. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the ICAP Funds are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the ICAP Funds.

Extent to Which Economies of Scale May Be Realized from the Reorganizations

In addition, the Board considered whether the ICAP Funds’ proposed expense structure will permit economies of scale to be shared with ICAP Funds investors. In this regard, the Board primarily considered New York Life Investments’ representation that shareholders of both Funds are expected to benefit from the opportunity to participate in a larger

47

Board Consideration and Approval of Subadvisory Agreement (Unaudited) (continued)

combined fund, including lower operating expenses upon the Reorganizations and potentially over time resulting from fixed costs being spread over a larger asset base.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Reorganizations and the Interim Subadvisory Agreement, that the ICAP Funds’ expense structure appropriately reflects economies of scale for the benefit of ICAP Funds investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Acquiring Fund’s fee and expense structure as the Acquiring Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement. The Board considered information provided by Epoch concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. The Board noted, however, that Epoch’s fees as subadvisor are paid by New York Life Investments, and not the ICAP Funds. Accordingly, the Board principally focused on the reasonableness of the fees paid by the ICAP Funds to New York Life Investments and its affiliates and Epoch in determining to approve the Reorganizations and the Interim Subadvisory Agreement. The Board considered that the Acquiring Fund’s contractual management and total expenses will be lower than the current ICAP Funds’ fees.

After considering the factors above, the Board concluded that the ICAP Funds’ overall fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Reorganizations and the Interim Subadvisory Agreement, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Reorganizations, subject to shareholder approval, and the Interim Subadvisory Agreement.

48	MainStay ICAP Funds

Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay ICAP Equity Fund, and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and ICAP (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds and the rationale for any differences in the ICAP Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the ICAP Funds (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the ICAP Funds’ distribution arrangements. In addition, the Board received information regarding the ICAP Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the ICAP Funds. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of ICAP Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and ICAP from their relationships with the ICAP Funds; (iv) the extent to which economies of scale have been realized or may be realized if the ICAP Funds grow and the extent to which economies of scale have benefited or may benefit ICAP Fund shareholders; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and ICAP. Although the Board recognized that the comparisons between the ICAP Funds’ fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the ICAP Funds’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and ICAP. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and ICAP resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers,

49

Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited) (continued)

including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the ICAP Funds, including its extensive oversight of ICAP. The Board also considered the full range of services that New York Life Investments supplies to the ICAP Funds under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the ICAP Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the ICAP Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the ICAP Funds and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the ICAP Funds’ investments and those of other accounts managed by ICAP. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. The Board particularly considered detailed investment reports on the ICAP Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance and the ICAP Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance as well as discussions between the ICAP Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance and the results of those actions. The Board observed that each of ICAP Select Equity Fund, and ICAP Equity Fund had underperformed relative to peers over various periods. The Board noted the remediation efforts undertaken by New York Life Investments with respect to the Funds. In particular, the Board considered New York Life Investments’ representation that it would propose at a future meeting that Epoch Investment Partners, Inc. assume portfolio management responsibility for the Fund.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and ICAP and profits realized by New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors,

50	MainStay ICAP Funds

each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Funds. The Board also recognized that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the ICAP Funds and other funds managed by New York Life Investments, and to other lines of businesses; and

(iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the ICAP Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the ICAP Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board considered whether the ICAP Funds’ expense structures permit economies of scale to be shared with ICAP Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the ICAP Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Funds in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees paid by the ICAP Funds to New York Life Investments, because the fees paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

51

Board Consideration and Approval of Management Agreements and Subadvisory Agreements (Unaudited) (continued)

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the ICAP Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the ICAP Funds’ net management fees and expenses.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the ICAP Fund.

The Board considered that, because the ICAP Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of ICAP Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

52	MainStay ICAP Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); by visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

53

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY. 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737429	MSIC10-06/17 (NYLIM) NL0E1

MainStay Epoch International Choice Fund (Formerly known as MainStay ICAP International Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	5.08 11.19%	4.12 10.18%	3.87 5.05%	–0.04 0.53%	1.24 1.24%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	5.04 11.16	3.98 10.03	3.74 4.92	–0.10 0.53	1.39 1.39
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	9.74 10.74	8.23 9.23	4.14 4.14	–0.37 –0.37	2.14 2.14
Class I Shares	No Sales Charge		12/31/1997	11.42	10.54	5.38	0.85	0.99
Class R1 Shares	No Sales Charge		9/1/2006	11.35	10.44	5.27	0.73	1.09
Class R2 Shares	No Sales Charge		9/1/2006	11.22	10.16	4.98	0.45	1.34
Class R3 Shares	No Sales Charge		9/1/2006	10.99	9.79	4.68	0.18	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI EAFE® Index[3]	11.47%	11.29%	6.78%	0.87%
Average Lipper International Large-Cap Core Fund[4]	10.86	12.26	5.35	0.58

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Average Lipper International Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,111.90	$7.02	$1,018.10	$6.71	1.34%

Investor Class Shares	$1,000.00	$1,111.60	$7.49	$1,017.70	$7.15	1.43%

Class C Shares	$1,000.00	$1,107.40	$11.39	$1,014.00	$10.89	2.18%

Class I Shares	$1,000.00	$1,114.20	$4.98	$1,020.10	$4.76	0.95%

Class R1 Shares	$1,000.00	$1,113.50	$5.50	$1,019.60	$5.26	1.05%

Class R2 Shares	$1,000.00	$1,112.20	$6.81	$1,018.30	$6.51	1.30%

Class R3 Shares	$1,000.00	$1,109.90	$8.84	$1,016.40	$8.45	1.69%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

Switzerland	20.6%
France	15.3
Netherlands	9.8
United Kingdom	8.6
Germany	7.1
Japan	6.6
Republic of Korea	6.1
Hong Kong	4.3
Spain	3.1
United States	3.1

China	3.0%
Canada	2.8
Mexico	2.5
Sweden	1.9
Portugal	1.6
India	1.2
Ireland	1.2
Israel	0.9
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd., GDR

2.	LafargeHolcim, Ltd. Registered

3.	ABB, Ltd. Registered

4.	CK Hutchison Holdings, Ltd.

5.	Royal Bank of Scotland Group PLC
6.	Novartis A.G. Registered

7.	Julius Baer Group, Ltd.

8.	Sanofi

9.	Akzo Nobel N.V.

10.	Vodafone Group PLC, Sponsored ADR

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas M. Cole, CFA, Andrew P. Starr, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), the Subadvisor to the Fund until January 9, 2017, and Michael Welhoelter, CFA, William J. Booth, CFA, and J. Christian Kirtley, CFA, (formerly of ICAP), of Epoch International Partners, Inc. (“Epoch”), the current Subadvisor to the Fund.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch International Choice Fund returned 11.19% for Class A shares, 11.16% for Investor Class shares and 10.74% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 11.42%, Class R1 shares returned 11.35%, Class R2 shares returned 11.22% and Class R3 shares returned 10.99%. For the six months ended April 30, 2017, all share classes underperformed the 11.47% return of the MSCI EAFE® Index,1 which is the Fund’s primary benchmark, and all share classes except Class C shares outperformed the 10.86% return of the Average Lipper2 International Large-Cap Core Fund. See page 5 for returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 9, 2017, ICAP was replaced as subadvisor of MainStay ICAP International Fund with Epoch as interim subadvisor. On the same date, the Fund’s investment process was revised. Effective March 13, 2017, the Fund’s name changed from MainStay ICAP International Fund to MainStay Epoch International Choice Fund and its principal investment strategies and principal risks were revised. At a shareholder meeting held on March 31, 2017, shareholders approved a proposal to appoint Epoch as non-interim subadvisor to the Fund. For more information, please see the prospectus supplement dated January 9, 2017, and the proxy statement dated January 27, 2017.

What factors affected the Fund’s relative performance during the reporting period?

ICAP

From November 1, 2016, through January 9, 2017, the primary factor that affected the Fund’s performance relative to the MSCI EAFE® Index was stock selection.

Epoch

The Fund provided strong absolute and relative returns for the portion of the reporting period during which Epoch subadvised the Fund, beginning January 9, 2017. Relative performance was bolstered by strong stock selection particularly in the materials, information technology, financials and industrials sectors. Stock selection in the real estate sector and stock selection and an overweight position relative to the MSCI EAFE®

Index in the telecommunication services sector offset some of the Fund’s relative gains.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

ICAP

For the portion of the reporting period in which ICAP subadvised the Fund, the sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were information technology, utilities and consumer staples. (Contributions take weightings and total returns into account.) During this portion of the reporting period, favorable stock selection was the primary driver in the information technology sector, while the Fund benefited from underweight positions in utilities and consumer staples.

During the portion of the reporting period in which ICAP subadvised the Fund, the sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, financials and materials. During this portion of the reporting period, stock selection was the primary detractor in each of these sectors.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, sector weights were generally the result of Epoch’s bottom-up stock selection process. During this portion of the reporting period, materials, information technology, financials and industrials all provided strong contributions to the Fund’s relative performance. Real estate and telecommunication services were the most significant relative detractors during the portion of the reporting period in which Epoch subadvised the Fund. The Fund’s cash position also detracted.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the stocks that made the strongest positive contributions to the Fund’s absolute performance were banking company Royal Bank of Scotland, Swiss wealth manager Julius Baer and global technology company Samsung Electronics. The stocks of Royal Bank of Scotland and Julius Baer performed strongly as interest rates rose. Samsung Electronics rose on an improved outlook.

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information about Lipper Inc.

9

During the portion of the reporting period in which ICAP subadvised the Fund, primary detractors from the Fund’s absolute performance included Mexican media company Grupo Televisa, drug company Teva Pharmaceutical Industries and medical technology company LivaNova. Grupo Televisa lagged because of weaker-than-expected operating results and a diminished outlook. Pricing and margin issues weighed on Teva Pharmaceutical Industries, while LivaNova’s sales growth was disappointing during the portion of the reporting period in which ICAP subadvised the Fund.

Epoch

Among the stocks with the strongest contribution to absolute returns during the portion of the reporting period in which Epoch subadvised the Fund were Samsung Electronics, Akzo Nobel N.V. and Royal Bank of Scotland Group. Samsung weathered the storm caused by the battery issues in its Galaxy 7 model and appeared poised to capitalize on its new and improved Galaxy 8 smartphone. Shares of Dutch paint and chemicals company Akzo Nobel advanced amid a takeover bid from PPG Industries. Shares of Royal Bank of Scotland advanced after the company posted strong profit numbers and reiterated its anticipation of strong results for next year.

Among the most significant detractors from absolute performance during the portion of the reporting period in which Epoch subadvised the Fund were Mitsubishi Estate Company, Royal Dutch Shell and Teva Pharmaceuticals. Shares of Japanese real estate developer Mitsubishi Estate pulled back during this portion of the reporting period amid concerns over slow growth prospects in Japan. Royal Dutch Shell struggled with the slump in oil prices during the initial portion of the reporting period in which Epoch subadvised the Fund. Shares of Teva Pharmaceuticals declined after the company suffered several setbacks and issued 2017 guidance that was below market expectations.

Did the Fund make any significant purchases or sales during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the Fund initiated a new position in global food and beverage company Nestle. ICAP believed that new management could drive cost savings and help the company return to earnings growth. During the same portion of the reporting period, the Fund sold its positions in Dutch bank ABN

Amro in favor of stocks that ICAP believed had greater potential upside and were more attractive on a relative-valuation basis.

Epoch

During the portion of the reporting period in which Epoch subadvised the Fund, the Fund sold its entire position in Sands China.

How did the Fund’s sector weightings change during the reporting period?

ICAP

During the portion of the reporting period in which ICAP subadvised the Fund, the Fund’s exposure relative to the MSCI EAFE® Index in the consumer staples and industrials sectors increased. Over the same period, the Fund’s relative exposure in the health care and consumer discretionary sectors decreased.

Epoch

Sector weights are generally a function of Epoch’s bottom-up stock selection process and have not changed significantly during the portion of the reporting period in which Epoch subadvised the Fund. During that portion of the reporting period, there were slight reductions in exposure to the consumer discretionary, financials, health care, energy and real estate sectors, and slight increases in exposure to the information technology, consumer staples, industrials and materials sectors.

How was the Fund positioned at the end of the reporting period?

ICAP

As of the last date the Fund was subadvised by ICAP, the Fund’s most significantly overweight positions relative to the MSCI EAFE® Index were in the information technology and materials sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the consumer discretionary and financials sectors.

Epoch

As of April 30, 2017, the Fund’s most significantly overweight position relative to the MSCI EAFE® Index was in information technology. As of the same date, the Fund’s most significantly underweight positions were in consumer discretionary and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Choice Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 98.0%†
Canada 2.8%
Fairfax Financial Holdings, Ltd. (Insurance)	29,110	$13,306,941
Industrial Alliance Insurance & Financial Services, Inc. (Insurance)	99,119	4,181,725

		17,488,666

China 3.0%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	102,970	18,558,283

France 15.3%
Danone S.A. (Food Products)	221,998	15,520,159
Pernod Ricard S.A. (Beverages)	163,250	20,423,566
Safran S.A. (Aerospace & Defense)	125,420	10,385,850
♦Sanofi (Pharmaceuticals)	240,217	22,663,092
Sodexo S.A. (Hotels, Restaurants & Leisure)	66,630	8,470,090
TOTAL S.A. (Oil, Gas & Consumable Fuels)	335,210	17,223,850

		94,686,607

Germany 7.1%
Merck KGaA (Pharmaceuticals)	81,077	9,520,589
SAP S.E. (Software)	213,790	21,441,389
Siemens A.G. Registered (Industrial Conglomerates)	88,199	12,643,489

		43,605,467

Hong Kong 4.3%
♦CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	2,117,250	26,444,019

India 1.2%
ICICI Bank, Ltd., Sponsored ADR (Banks)	866,339	7,424,525

Ireland 1.2%
Ryanair Holdings PLC, Sponsored ADR (Airlines) (a)	82,070	7,544,695

Israel 0.9%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	179,540	5,669,873

Japan 6.6%
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	1,094,750	20,917,852
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	462,690	19,794,291

		40,712,143

	Shares	Value
Mexico 2.5%
Grupo Televisa S.A.B., Sponsored ADR (Media)	629,922	$15,307,105

Netherlands 9.8%
♦Akzo Nobel N.V. (Chemicals)	258,734	22,626,024
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	46,170	6,103,052
Euronext N.V. (Capital Markets) (b)	154,742	7,589,433
Koninklijke DSM N.V. (Chemicals)	220,583	15,779,253
Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	324,171	8,407,817

		60,505,579

Portugal 1.6%
NOS SGPS S.A. (Media)	1,705,460	9,768,087

Republic of Korea 6.1%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	38,691	37,955,871

Spain 3.1%
Aena S.A. (Transportation Infrastructure) (b)	75,370	13,300,284
Endesa S.A. (Electric Utilities)	259,771	6,122,023

		19,422,307

Sweden 1.9%
Svenska Handelsbanken A.B. Class A (Banks)	806,330	11,443,180

Switzerland 20.6%
♦ABB, Ltd. Registered (Electrical Equipment)	1,094,500	26,796,000
♦Julius Baer Group, Ltd. (Capital Markets) (a)	491,943	25,635,421
♦LafargeHolcim, Ltd. Registered (Construction Materials) (a)	518,884	29,412,118
Nestle S.A. Registered (Food Products)	250,734	19,315,338
♦Novartis A.G. Registered (Pharmaceuticals)	340,738	26,214,567

		127,373,444

United Kingdom 8.6%
Meggitt PLC (Aerospace & Defense)	817,874	4,899,308
♦Royal Bank of Scotland Group PLC (Banks) (a)	7,644,818	26,278,746
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	832,214	21,795,685

		52,973,739

United States 1.4%
LivaNova PLC (Health Care Equipment & Supplies) (a)	164,970	8,693,919

Total Common Stocks (Cost $511,688,163)		605,577,509

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
United States 1.7%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $10,761,937 (Collateralized by a United State Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $10,855,000 and a Market Value of $10,977,933) (Capital Markets)	$10,761,856	$10,761,856

Total Short-Term Investment (Cost $10,761,856)		10,761,856

Total Investments (Cost $522,450,019) (c)	99.7%	616,339,365
Other Assets, Less Liabilities	0.3	1,760,350
Net Assets	100.0%	$618,099,715
(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2017, cost was $537,624,790 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$119,259,053
Gross unrealized depreciation	(40,544,478)

Net unrealized appreciation	$78,714,575

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$605,577,509	$—	$—	$605,577,509
Short-Term Investment
Repurchase Agreement	—	10,761,856	—	10,761,856

Total Investments in Securities	$605,577,509	$10,761,856	$—	$616,339,365

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch International Choice Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$15,285,158	2.5%
Airlines	7,544,695	1.2
Banks	45,146,451	7.3
Beverages	20,423,566	3.3
Capital Markets	43,986,710	7.1
Chemicals	38,405,277	6.2
Construction Materials	29,412,118	4.8
Diversified Telecommunication Services	19,794,291	3.2
Electric Utilities	6,122,023	1.0
Electrical Equipment	26,796,000	4.3
Food Products	34,835,497	5.6
Health Care Equipment & Supplies	8,693,919	1.4
Hotels, Restaurants & Leisure	8,470,090	1.4
Industrial Conglomerates	39,087,508	6.3
Insurance	17,488,666	2.8
Internet Software & Services	18,558,283	3.0
Media	25,075,192	4.1
Oil, Gas & Consumable Fuels	25,631,667	4.1
Pharmaceuticals	64,068,121	10.4
Real Estate Management & Development	20,917,852	3.4
Semiconductors & Semiconductor Equipment	6,103,052	1.0
Software	21,441,389	3.5
Technology Hardware, Storage & Peripherals	37,955,871	6.1
Transportation Infrastructure	13,300,284	2.2
Wireless Telecommunication Services	21,795,685	3.5

	616,339,365	99.7
Other Assets, Less Liabilities	1,760,350	0.3

Net Assets	$618,099,715	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $522,450,019)	$616,339,365
Receivables:
Dividends and interest	3,540,069
Fund shares sold	365,464
Other assets	56,525

Total assets	620,301,423

Liabilities
Payables:
Fund shares redeemed	1,337,056
Manager (See Note 3)	337,481
Transfer agent (See Note 3)	281,824
Shareholder communication	113,963
Custodian	51,181
Professional fees	44,935
NYLIFE Distributors (See Note 3)	26,146
Trustees	3,994
Accrued expenses	5,128

Total liabilities	2,201,708

Net assets	$618,099,715

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,863
Additional paid-in capital	770,110,088

770,128,951
Undistributed net investment income	4,133,874
Accumulated net realized gain (loss) on investments and foreign currency transactions	(250,016,060)
Net unrealized appreciation (depreciation) on investments	93,889,346
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(36,396)

Net assets	$618,099,715

Class A
Net assets applicable to outstanding shares	$33,492,288

Shares of beneficial interest outstanding	1,022,143

Net asset value per share outstanding	$32.77
Maximum sales charge (5.50% of offering price)	1.91

Maximum offering price per share outstanding	$34.68

Investor Class
Net assets applicable to outstanding shares	$7,957,618

Shares of beneficial interest outstanding	243,030

Net asset value per share outstanding	$32.74
Maximum sales charge (5.50% of offering price)	1.91

Maximum offering price per share outstanding	$34.65

Class C
Net assets applicable to outstanding shares	$11,220,152

Shares of beneficial interest outstanding	348,336

Net asset value and offering price per share outstanding	$32.21

Class I
Net assets applicable to outstanding shares	$530,124,914

Shares of beneficial interest outstanding	16,170,678

Net asset value and offering price per share outstanding	$32.78

Class R1
Net assets applicable to outstanding shares	$819,529

Shares of beneficial interest outstanding	25,035

Net asset value and offering price per share outstanding	$32.74

Class R2
Net assets applicable to outstanding shares	$26,141,311

Shares of beneficial interest outstanding	797,896

Net asset value and offering price per share outstanding	$32.76

Class R3
Net assets applicable to outstanding shares	$8,343,903

Shares of beneficial interest outstanding	256,330

Net asset value and offering price per share outstanding	$32.55

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,027,750
Interest	2,827
Other income	402

Total income	8,030,979

Expenses
Manager (See Note 3)	3,005,242
Transfer agent (See Note 3)	777,574
Distribution/Service—Class A (See Note 3)	40,949
Distribution/Service—Investor Class (See Note 3)	9,605
Distribution/Service—Class C (See Note 3)	55,273
Distribution/Service—Class R2 (See Note 3)	35,647
Distribution/Service—Class R3 (See Note 3)	21,312
Shareholder communication	93,827
Custodian	84,817
Registration	49,632
Professional fees	42,249
Shareholder service (See Note 3)	19,159
Trustees	11,591
Miscellaneous	28,288

Total expenses before waiver/reimbursement	4,275,165
Expense waiver/reimbursement from Manager (See Note 3)	(473,744)

Net expenses	3,801,421

Net investment income (loss)	4,229,558

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	24,303,135
Foreign currency transactions	3,106

Net realized gain (loss) on investments and foreign currency transactions	24,306,241

Net change in unrealized appreciation (depreciation) on:
Investments	48,560,948
Translation of other assets and liabilities in foreign currencies	61,864

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	48,622,812

Net realized and unrealized gain (loss) on investments and foreign currency transactions	72,929,053

Net increase (decrease) in net assets resulting from operations	$77,158,611

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,129,156.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,229,558	$27,117,881
Net realized gain (loss) on investments and foreign currency transactions	24,306,241	(214,326,984)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	48,622,812	90,757,140

Net increase (decrease) in net assets resulting from operations	77,158,611	(96,451,963)

Dividends to shareholders:
From net investment income:
Class A	(1,064,917)	(681,301)
Investor Class	(236,920)	(98,811)
Class C	(254,908)	(49,193)
Class I	(25,472,383)	(27,406,004)
Class R1	(58,433)	(27,096)
Class R2	(1,018,843)	(504,314)
Class R3	(237,056)	(89,062)

Total dividends to shareholders	(28,343,460)	(28,855,781)

Capital share transactions:
Net proceeds from sale of shares	52,093,650	325,920,225
Net asset value of shares issued to shareholders in reinvestment of dividends	27,795,812	28,110,817
Cost of shares redeemed	(364,883,051)	(1,291,642,629)

Increase (decrease) in net assets derived from capital share transactions	(284,993,589)	(937,611,587)

Net increase (decrease) in net assets	(236,178,438)	(1,062,919,331)

Net Assets
Beginning of period	854,278,153	1,917,197,484

End of period	$618,099,715	$854,278,153

Undistributed net investment income at end of period	$4,133,874	$28,247,776

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$30.39		$32.22		$34.61	$35.20	$28.49	$27.48

Net investment income (loss) (a)	0.14		0.40		0.44	1.25	0.44	0.55
Net realized and unrealized gain (loss) on investments	3.18		(1.83)		(1.91)	(1.55)	6.81	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.32		(1.44)		(1.49)	(0.31)	7.23	1.02

Less dividends:
From net investment income	(0.94)		(0.39)		(0.90)	(0.28)	(0.52)	(0.01)

Net asset value at end of period	$32.77		$30.39		$32.22	$34.61	$35.20	$28.49

Total investment return (b)	11.19%		(4.49%)		(4.29%)	(0.89%)	25.75%	3.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††	1.32%		1.28%	3.49%	1.40%	2.00%
Net expenses	1.34	%††	1.24	% (c)	1.22%	1.21%	1.27%	1.31%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$33,492		$36,584		$56,710	$95,712	$379,556	$240,403

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$30.36		$32.19		$34.58	$35.16	$28.45	$27.46

Net investment income (loss) (a)	0.13		0.37		0.37	0.95	0.41	0.49
Net realized and unrealized gain (loss) on investments	3.17		(1.84)		(1.89)	(1.29)	6.79	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.30		(1.48)		(1.54)	(0.35)	7.18	0.99

Less dividends:
From net investment income	(0.92)		(0.35)		(0.85)	(0.23)	(0.47)	—

Net asset value at end of period	$32.74		$30.36		$32.19	$34.58	$35.16	$28.45

Total investment return (b)	11.16%		(4.63%)		(4.44%)	(1.00%)	25.60%	3.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	%††	1.24%		1.10%	2.68%	1.30%	1.78%
Net expenses	1.43	%††	1.39	% (c)	1.36%	1.35%	1.39%	1.45%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$7,958		$7,802		$9,151	$9,326	$9,968	$8,849

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$29.74		$31.52		$33.84	$34.44	$27.87	$27.11

Net investment income (loss) (a)	0.02		0.14		0.12	0.68	0.17	0.28
Net realized and unrealized gain (loss) on investments	3.12		(1.81)		(1.84)	(1.27)	6.67	0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.14		(1.68)		(1.74)	(0.60)	6.82	0.76

Less dividends:
From net investment income	(0.67)		(0.10)		(0.58)	(0.00)‡	(0.25)	—

Net asset value at end of period	$32.21		$29.74		$31.52	$33.84	$34.44	$27.87

Total investment return (b)	10.74%		(5.35%)		(5.14%)	(1.74%)	24.67%	2.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12	%††	0.47%		0.36%	1.95%	0.54%	1.05%
Net expenses	2.18	%††	2.14	% (d)	2.11%	2.10%	2.14%	2.20%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$11,220		$12,156		$15,995	$16,522	$17,386	$13,832

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$30.46		$32.30		$34.79	$35.37	$28.63	$27.56

Net investment income (loss) (a)	0.18		0.54		0.52	1.02	0.54	0.64
Net realized and unrealized gain (loss) on investments	3.19		(1.88)		(1.91)	(1.23)	6.84	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.37		(1.35)		(1.41)	(0.22)	7.36	1.13

Less dividends:
From net investment income	(1.05)		(0.49)		(1.08)	(0.36)	(0.62)	(0.06)

Net asset value at end of period	$32.78		$30.46		$32.30	$34.79	$35.37	$28.63

Total investment return (b)	11.42%		(4.21%)		(4.03%)	(0.61%)	26.16%	4.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17	%††	1.81%		1.52%	2.85%	1.69%	2.30%
Net expenses	0.95	%††	0.95	% (c)	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	1.09	%††	0.99	% (c)	0.97%	0.96%	1.02%	1.06%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$530,125		$753,205		$1,777,369	$1,946,807	$1,374,470	$704,106

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$30.39		$32.23		$34.71	$35.29	$28.57	$27.52

Net investment income (loss) (a)	0.14		0.49		0.48	0.99	0.50	0.64
Net realized and unrealized gain (loss) on investments	3.22		(1.86)		(1.89)	(1.23)	6.83	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.36		(1.38)		(1.43)	(0.25)	7.31	1.10

Less dividends:
From net investment income	(1.01)		(0.46)		(1.05)	(0.33)	(0.59)	(0.05)

Net asset value at end of period	$32.74		$30.39		$32.23	$34.71	$35.29	$28.57

Total investment return (b)	11.35%		(4.33%)		(4.11%)	(0.73%)	26.05%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	%††	1.62%		1.42%	2.77%	1.55%	2.30%
Net expenses	1.05	%††	1.05	% (c)	1.05%	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.19	%††	1.09	% (c)	1.07%	1.06%	1.12%	1.16%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$820		$1,330		$2,030	$2,270	$1,480	$590

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class R2	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$30.37		$32.19		$34.57	$35.14	$28.45	$27.45

Net investment income (loss) (a)	0.14		0.40		0.40	0.97	0.42	0.51
Net realized and unrealized gain (loss) on investments	3.18		(1.85)		(1.89)	(1.29)	6.78	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.32		(1.46)		(1.51)	(0.33)	7.18	1.00

Less dividends:
From net investment income	(0.93)		(0.36)		(0.87)	(0.24)	(0.49)	—

Net asset value at end of period	$32.76		$30.37		$32.19	$34.57	$35.14	$28.45

Total investment return (b)	11.22%		(4.55%)		(4.36%)	(0.96%)	25.62%	3.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91	%††	1.32%		1.16%	2.74%	1.32%	1.85%
Net expenses	1.30	%††	1.30	% (c)	1.30%	1.30%	1.38%	1.41%
Expenses (before waiver/reimbursement)	1.44	%††	1.34	% (c)	1.32%	1.31%	1.38%	1.41%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$26,141		$34,189		$45,496	$49,209	$51,496	$42,435

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$30.13		$31.94		$34.29	$34.87	$28.24	$27.31

Net investment income (loss) (a)	0.09		0.31		0.31	0.88	0.34	0.44
Net realized and unrealized gain (loss) on investments	3.16		(1.84)		(1.87)	(1.29)	6.73	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	3.25		(1.54)		(1.58)	(0.42)	7.05	0.93

Less dividends:
From net investment income	(0.83)		(0.27)		(0.77)	(0.16)	(0.42)	—

Net asset value at end of period	$32.55		$30.13		$31.94	$34.29	$34.87	$28.24

Total investment return (b)	10.99%		(4.84%)		(4.60%)	(1.24%)	25.30%	3.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61	%††	1.03%		0.92%	2.49%	1.08%	1.60%
Net expenses	1.69	%††	1.59	% (c)	1.57%	1.56%	1.62%	1.66%
Portfolio turnover rate	7%		46%		78%	56%	47%	74%
Net assets at end of period (in 000’s)	$8,344		$9,011		$10,445	$10,529	$11,978	$11,023

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent.

20	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (formerly known as MainStay ICAP International Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the

21

Notes to Financial Statements (Unaudited) (continued)

use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

22	MainStay Epoch International Choice Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During

23

Notes to Financial Statements (Unaudited) (continued)

the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses

24	MainStay Epoch International Choice Fund

of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Effective January 9, 2017, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, served as Subadvisor to the Fund and was responsible for the day-to-day portfolio management of the Fund on an interim basis. Effective April 1, 2017, Epoch serves as Subadvisor to the Fund on a non-interim basis and is responsible for day-to-day portfolio management of the Fund. Please see Note 10 for more information. Pursuant to the terms of a Sub-advisory Agreement (“Subadvisory Agreement”), and previously an interim Subadvisory Agreement, between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC served as Subadvisor to the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive a portion of the Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $3,005,242 and waived its fees and/or reimbursed expenses in the amount of $473,744.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities. In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,836 and $1,324, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $169 and $890, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month

25

Notes to Financial Statements (Unaudited) (continued)

period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$33,563
Investor Class	11,485
Class C	16,534
Class I	676,641
Class R1	1,316
Class R2	29,312
Class R3	8,723

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$28,855,781

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was

$600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $49,545 and $351,378, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	57,336	$1,746,926
Shares issued to shareholders in reinvestment of dividends and distributions	33,814	993,112
Shares redeemed	(263,634)	(7,907,942)

Net increase (decrease) in shares outstanding before conversion	(172,484)	(5,167,904)
Shares converted into Class A (See Note 1)	11,092	343,787
Shares converted from Class A (See Note 1)	(20,259)	(617,615)

Net increase (decrease)	(181,651)	$(5,441,732)

Year ended October 31, 2016:
Shares sold	183,594	$5,475,602
Shares issued to shareholders in reinvestment of dividends and distributions	20,195	631,097
Shares redeemed	(776,280)	(23,015,254)

Net increase (decrease) in shares outstanding before conversion	(572,491)	(16,908,555)
Shares converted into Class A (See Note 1)	22,177	671,407
Shares converted from Class A (See Note 1)	(5,880)	(178,012)

Net increase (decrease)	(556,194)	$(16,415,160)

26	MainStay Epoch International Choice Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	10,576	$322,500
Shares issued to shareholders in reinvestment of dividends and distributions	8,034	235,882
Shares redeemed	(23,065)	(706,272)

Net increase (decrease) in shares outstanding before conversion	(4,455)	(147,890)
Shares converted into Investor Class (See Note 1)	1,604	50,662
Shares converted from Investor Class (See Note 1)	(11,099)	(343,787)

Net increase (decrease)	(13,950)	$(441,015)

Year ended October 31, 2016:
Shares sold	22,299	$663,165
Shares issued to shareholders in reinvestment of dividends and distributions	3,149	98,432
Shares redeemed	(36,538)	(1,098,515)

Net increase (decrease) in shares outstanding before conversion	(11,090)	(336,918)
Shares converted into Investor Class (See Note 1)	5,863	177,405
Shares converted from Investor Class (See Note 1)	(22,045)	(667,118)

Net increase (decrease)	(27,272)	$(826,631)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,167	$269,802
Shares issued to shareholders in reinvestment of dividends and distributions	8,088	234,219
Shares redeemed	(77,700)	(2,301,486)

Net increase (decrease)	(60,445)	$(1,797,465)

Year ended October 31, 2016:
Shares sold	19,857	$578,243
Shares issued to shareholders in reinvestment of dividends and distributions	1,458	44,933
Shares redeemed	(119,988)	(3,524,824)

Net increase (decrease)	(98,673)	$(2,901,648)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,450,868	$43,773,850
Shares issued to shareholders in reinvestment of dividends and distributions	861,027	25,262,536
Shares redeemed	(10,888,365)	(335,203,519)

Net increase (decrease) in shares outstanding before conversion	(8,576,470)	(266,167,133)
Shares converted into Class I (See Note 1)	18,662	566,953

Net increase (decrease)	(8,557,808)	$(265,600,180)

Year ended October 31, 2016:
Shares sold	10,248,597	$306,127,743
Shares issued to shareholders in reinvestment of dividends and distributions	859,186	26,832,416
Shares redeemed	(41,402,553)	(1,240,316,921)

Net increase (decrease) in shares outstanding before conversion	(30,294,770)	(907,356,762)
Shares converted into Class I (See Note 1)	20	607

Net increase (decrease)	(30,294,750)	$(907,356,155)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	17,920	$536,442
Shares issued to shareholders in reinvestment of dividends and distributions	1,926	56,457
Shares redeemed	(38,580)	(1,161,978)

Net increase (decrease)	(18,734)	$(569,079)

Year ended October 31, 2016:
Shares sold	9,523	$291,926
Shares issued to shareholders in reinvestment of dividends and distributions	840	26,203
Shares redeemed	(29,459)	(891,407)

Net increase (decrease) in shares outstanding before conversion	(19,096)	(573,278)
Shares converted from Class R1 (See Note 1)	(140)	(4,289)

Net increase (decrease)	(19,236)	$(577,567)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	136,549	$4,118,182
Shares issued to shareholders in reinvestment of dividends and distributions	27,995	821,941
Shares redeemed	(492,571)	(14,754,619)

Net increase (decrease)	(328,027)	$(9,814,496)

Year ended October 31, 2016:
Shares sold	332,124	$9,891,318
Shares issued to shareholders in reinvestment of dividends and distributions	12,957	404,767
Shares redeemed	(632,676)	(18,968,306)

Net increase (decrease)	(287,595)	$(8,672,221)

27

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	44,407	$1,325,948
Shares issued to shareholders in reinvestment of dividends and distributions	6,562	191,665
Shares redeemed	(93,705)	(2,847,235)

Net increase (decrease)	(42,736)	$(1,329,622)

Year ended October 31, 2016:
Shares sold	97,629	$2,892,228
Shares issued to shareholders in reinvestment of dividends and distributions	2,349	72,969
Shares redeemed	(127,948)	(3,827,402)

Net increase (decrease)	(27,970)	$(862,205)

Note 10–Other Matters

At meetings held on January 3 and 6, 2017, the Board considered and approved submitting the following proposal (“Proposal”) to shareholders of the Fund at a special meeting held on March 31, 2017 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC and Epoch Investment Partners, Inc.

Epoch served as the subadvisor to the Fund on an interim basis pursuant to the terms of an Interim Subadvisory Agreement dated January 9, 2017. The Interim Subadvisory Agreement will terminate by its terms on June 8, 2017. The Board also approved the longer-term appointment of Epoch as the subadvisor to the Fund and the adoption of a new Subadvisory Agreement. Shareholders were being asked to approve the new Subadvisory Agreement so that Epoch may continue to serve as the subadvisor to the Fund on non-interim basis.

On or about February 3, 2017, shareholders of record of the Fund as of the close of business on January 20, 2017 were sent a proxy statement containing further information regarding the Proposal. The proxy statement also included information about the Special Meeting, at which shareholders of the Fund were asked to consider and approve the

Proposal. In addition, the proxy statement included information about voting on the Proposal and options shareholders had to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

The result of the Proposal was as follows:

Proposal 1—To approve a new subadvisory agreement between New York Life Investments and Epoch:

Votes For	Votes Against	Abstentions	Total
19,948,980	291,738	639,365	20,880,083

The Proposal passed. Effective April 1, 2017, Epoch serves as the subadvisor to the Fund on a non-interim basis.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch International Choice Fund

Board Consideration and Approval of Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At an in-person meeting held on January 6, 2017, the Board of Trustees (“Board” or “Trustees”) of MainStay Funds Trust (“Trust”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust (“Independent Trustees”), approved a repositioning of the MainStay Epoch International Choice Fund, formerly known as the MainStay ICAP International Fund (the “Fund”), which resulted in modifying the Fund’s principal investment strategies, investment process and principal risks (the “Repositioning”), and the appointment of Epoch Investment Partners, Inc. (“Epoch”) on an interim basis to replace Institutional Capital LLC (“ICAP”) as subadvisor to the Fund. Epoch was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the January 6, 2017 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the January 6, 2017 meeting, the Board also approved the longer-term appointment of Epoch as subadvisor to the Fund and the adoption of the proposed new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Epoch (“Proposed New Subadvisory Agreement”) with respect to the Fund, subject to shareholder approval.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Epoch in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Fund and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund and the historical investment performance of similar funds managed or subadvised by Epoch; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Epoch from its relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed fees, including the subadvisory fees to be paid to Epoch, particularly as compared to similar funds and accounts managed or subadvised by Epoch, and third-party “peer funds” identified by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Epoch, with its resources and historical investment performance track records, is well qualified to serve as the Fund’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Epoch

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments has supervisory responsibility for the Fund’s subadvisor. The Board also examined the nature, extent and quality of the services that Epoch proposes to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Epoch:

•	experience in providing investment advisory services;

•	experience in serving as subadvisory to other similar funds, including other MainStay Funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Epoch’s methods for compensating portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Fund is likely to benefit from appointing Epoch as subadvisor to the Fund.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, the Board considered its ongoing concerns and discussions with New York Life Investments regarding the Fund’s recent investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning considered by New York Life Investments. The Board also considered steps taken to

29

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

seek to improve the Fund’s investment performance and the Board’s long-standing experience with Epoch as subadvisor to other MainStay Funds and its resulting confidence in Epoch’s investment process. The Board further considered that shareholders may benefit from Epoch’s portfolio construction and risk management processes. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund as repositioned was not available.

The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s proposed investment process, strategies and risks. The Board noted that Epoch has employed Christian Kirtley, previously a member of the ICAP team that managed the Fund, to continue as a portfolio manager to the Fund as part of the Epoch team. The Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Epoch.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the selection of Epoch as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the estimated costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement and the anticipated profitability of New York Life Investments, its affiliates and Epoch, due to their relationships with the Fund. Although the Board did not receive specific profitability information from Epoch, the Board considered representations from Epoch and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to Epoch for services provided to the Fund is the result of arm’s-length negotiations.

The Board also considered Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that Epoch’s ability to maintain strong financial positions is important in order for Epoch to provide high-quality services to the Fund. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Epoch would have on the overall profitability of the Fund to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the

Repositioning. The Board noted that New York Life Investments and Epoch represented that Epoch does not anticipate significant turnover of the holdings of the Fund in order to align the Fund’s holdings with the strategies that would be pursued by Epoch. The Board noted that New York Life Investments had agreed to bear 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Epoch will seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Fund, and also considered steps that New York Life Investments and Epoch would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning.

The Board considered that New York Life Investments was subject to a potential conflict of interest in making its recommendation to the Board. In this regard, the Board received information regarding the terms of an asset purchase agreement entered into between and among Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments. Epoch, ICAP and New York Life Investment Management Holdings LLC, the parent company of ICAP and New York Life Investments, have entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which Epoch acquired certain assets of ICAP’s investment management business. Pursuant to the Asset Purchase Agreement, Epoch acquired these assets and assumed certain liabilities of ICAP associated with the acquired assets and paid a purchase price on the closing date of the Asset Purchase Agreement. The Asset Purchase Agreement provides, among other things, for New York Life Investments to recommend to the Board the appointment of Epoch as interim subadvisor to the Fund and as a subadvisor on a longer term basis. As set forth in the Asset Purchase Agreement, Epoch and New York Life Investments intend to maintain an ongoing relationship between the parties with regard to the Fund and certain other funds wherein, among other things, New York Life Investments agrees to recommend to the Board that Epoch continue to serve as subadvisor for the Fund for the five years following the closing date of the Asset Purchase Agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investments’ fiduciary duties.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Fund Grows

In addition, the Board considered whether the Fund’s proposed expense structure will permit economies of scale to be shared with Fund investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally,

30	MainStay Epoch International Choice Fund

the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and the other funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s fee and expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement. The Board considered information provided by Epoch concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board noted, however, that Epoch’s fees as subadvisor are paid by New York Life Investments, and not the Fund. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Fund to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed New Subadvisory Agreement. The Board considered the Fund’s contractual management and subadvisory fee schedules, and the Board observed that the contractual management and subadvisory fees to be paid to Epoch would remain unchanged, as compared to the contractual management and subadvisory fees paid to ICAP.

After considering the factors above, the Board concluded that the Fund’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, that the Interim Subadvisory Agreement and the Proposed New Subadvisory Agreement support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Epoch International Choice Fund (formerly, MainStay ICAP International Fund) (“ICAP Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and ICAP (including institutional separate accounts) that follow investment strategies similar to the ICAP Fund and the rationale for any differences in the ICAP Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Fund to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Fund, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the ICAP Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the ICAP Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the ICAP Fund’s distribution arrangements. In addition, the Board received information regarding the ICAP Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the ICAP Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of ICAP Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the ICAP Fund by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Fund, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and ICAP from their relationships with the ICAP Fund; (iv) the extent to which economies of scale have been realized or may be realized if the ICAP Fund grows and the extent to which economies of scale have benefited or may benefit ICAP Fund shareholders; and (v) the reasonableness of the ICAP Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and ICAP. Although the Board recognized that the comparisons between the ICAP Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the ICAP Fund’s management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and ICAP. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and ICAP resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds and that the ICAP Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the ICAP Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the ICAP Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has

32	MainStay Epoch International Choice Fund

experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the ICAP Fund, including its extensive oversight of ICAP. The Board also considered the full range of services that New York Life Investments supplies to the ICAP Fund under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the ICAP Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the ICAP Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the ICAP Fund and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that ICAP provides to the ICAP Fund. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Fund and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the ICAP Fund’s investments and those of other accounts managed by ICAP. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Fund. In this regard, the Board considered the experience of the ICAP Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Fund’s investment performance, the Board considered investment performance results in light of the ICAP Fund’s investment objectives, strategies and risks, as disclosed in the ICAP Fund’s prospectus. The Board particularly considered detailed investment reports on the ICAP Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the ICAP Fund’s gross and net returns, the ICAP Fund’s investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Fund’s risk-adjusted investment performance and the ICAP Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Fund’s investment performance, the Board focused principally on the ICAP Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Fund’s investment performance as well as discussions between the ICAP Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance and the results of those actions. The Board observed that the ICAP Fund had underperformed relative to peers over various periods. The Board noted the remediation efforts undertaken by New York Life Investments with respect to the Funds. In particular, the Board considered New York Life Investments’ representation that it would propose at a future meeting that Epoch Investment Partners, Inc. assume portfolio management responsibility for the Fund.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and ICAP and profits realized by New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other

33

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

resources necessary to manage the ICAP Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Fund. The Board also recognized that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the ICAP Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the ICAP Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the ICAP Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the ICAP Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Fund. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Fund, New York Life Investments’ affiliates also earn revenues from serving the ICAP Fund in various other capacities, including as the ICAP Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the ICAP Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Fund Grows

The Board considered whether the ICAP Fund’s expense structures permit economies of scale to be shared with ICAP Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the ICAP Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the ICAP Fund’s management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Fund’s management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Fund’s expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Fund’s expense structures as the ICAP Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees paid by the ICAP Fund to New York Life Investments, because the fees paid to ICAP are paid by New York Life Investments, not the ICAP Fund.

34	MainStay Epoch International Choice Fund

In assessing the reasonableness of the ICAP Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the ICAP Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the ICAP Fund’s net management fees and expenses.

The Board noted that, outside of the ICAP Fund’s management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Fund’s average net assets. The Board took into account information from New York Life Investments showing that the ICAP Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the ICAP Fund’s transfer agent, charges the ICAP Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the ICAP Fund.

The Board considered that, because the ICAP Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of ICAP Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); by visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Epoch International Choice Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737115 MS144-17	MSEIC10-06/17 (NYLIM) NL309

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	9.33 15.69%	14.09 20.73%	10.79 12.05%	5.63 6.23%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	9.22 15.58	13.81 20.44	10.40 11.65	5.97 6.63	1.48 1.48
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	10.05 15.05	14.43 19.43	10.54 10.81	5.05 5.05	2.23 2.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	14.10 15.10	18.42 19.42	10.80 10.80	5.05 5.05	2.23 2.23
Class I Shares	No Sales Charge		1/2/1991	15.78	20.99	12.31	6.53	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 3000® Index[4]	13.83%	18.58%	13.57%	7.23%
Average Lipper Multi-Cap Core Fund[5]	13.06	16.57	11.98	5.99

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,156.90	$6.26	$1,019.00	$5.86	1.17%

Investor Class Shares	$1,000.00	$1,155.80	$7.91	$1,017.50	$7.40	1.48%

Class B Shares	$1,000.00	$1,150.50	$11.89	$1,013.70	$11.13	2.23%

Class C Shares	$1,000.00	$1,151.00	$11.89	$1,013.70	$11.13	2.23%

Class I Shares	$1,000.00	$1,157.80	$4.92	$1,020.20	$4.61	0.92%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Capital Markets	7.6%
Technology Hardware, Storage & Peripherals	6.9
Media	6.1
Insurance	6.0
IT Services	5.4
Software	5.1
Banks	4.8
Health Care Providers & Services	4.5
Specialty Retail	4.3
Aerospace & Defense	4.2
Semiconductors & Semiconductor Equipment	3.4
Beverages	3.2
Chemicals	2.8
Health Care Equipment & Supplies	2.8
Oil, Gas & Consumable Fuels	2.5
Electronic Equipment, Instruments & Components	2.4
Internet Software & Services	2.2
Machinery	2.2

Pharmaceuticals	2.1%
Household Products	2.0
Biotechnology	1.9
Industrial Conglomerates	1.9
Building Products	1.8
Communications Equipment	1.8
Electrical Equipment	1.6
Construction & Engineering	1.4
Construction Materials	1.4
Multi-Utilities	1.3
Consumer Finance	1.2
Household Durables	1.2
Multiline Retail	1.2
Distributors	1.0
Electric Utilities	1.0
Short-Term Investment	0.8
Other Assets, Less Liabilities	(0.0)‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Bank of America Corp.

4.	UnitedHealth Group, Inc.

5.	Comcast Corp.
6.	Visa, Inc.

7.	Applied Materials, Inc.

8.	Morgan Stanley

9.	American International Group, Inc.

10.	Ingersoll-Rand PLC

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 15.69% for Class A shares, 15.58% for Investor Class shares, 15.05% for Class B shares and 15.10% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 15.78%. For the six months ended April 30, 2017, all share classes outperformed the 13.83% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index, and the 13.06% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Security selection and overall positioning in the information technology sector provided the largest positive contribution to the Fund’s performance relative to the Russell 3000® Index during the reporting period. (Contributions take weightings and total returns into account.) Health care and utilities, among others, also contributed positively to the Fund’s relative performance. During the reporting period, the Fund also benefited on a relative basis from underweight positions in the energy and real estate sectors.

These results were partially offset by security selection in financials and health care, where certain holdings detracted from results.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance were technology hardware, storage & peripherals company Apple; semiconductors & semiconductor equipment company

Applied Materials; and data storage company Seagate Technology.

Among the weakest contributors to the Fund’s absolute performance were oil, gas & consumable fuels company Occidental Petroleum; consumer finance company Discover Financial Services; and building products company Johnson Controls International.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among these were positions in beverage company Coca-Cola, financial services company Morgan Stanley and media company Walt Disney. Among the significant sales during the reporting period were positions in software company Oracle, banking company U.S. Bancorp and food products company J.M. Smucker.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s allocation to the financials, consumer discretionary and industrials sectors increased during the reporting period. These increases were offset by corresponding decreases in the consumer staples, energy, health care and technology sectors, among others.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund’s most substantially overweight positions relative to the Russell 3000® Index were in the information technology, financials and industrials sectors. As of the same date, the Fund held underweight positions relative to the Index in the real estate, energy and consumer staples sectors.

1,	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 99.2%†
Aerospace & Defense 4.2%
Boeing Co.	68,048	$12,577,312
Hexcel Corp.	260,651	13,488,689
Rockwell Collins, Inc.	77,917	8,110,381

		34,176,382

Banks 4.8%
♦Bank of America Corp.	1,053,525	24,589,274
Citizens Financial Group, Inc.	415,978	15,270,552

		39,859,826

Beverages 3.2%
Coca-Cola Co.	196,191	8,465,642
PepsiCo., Inc.	159,516	18,069,972

		26,535,614

Biotechnology 1.9%
AbbVie, Inc.	240,378	15,850,525

Building Products 1.8%
Johnson Controls International PLC	357,033	14,841,862

Capital Markets 7.6%
Ameriprise Financial, Inc.	111,794	14,292,863
BlackRock, Inc.	33,288	12,801,566
CME Group, Inc.	138,748	16,121,130
♦Morgan Stanley	434,301	18,835,635

		62,051,194

Chemicals 2.8%
E.I. du Pont de Nemours & Co.	164,376	13,108,986
Ecolab, Inc.	76,886	9,925,214

		23,034,200

Communications Equipment 1.8%
F5 Networks, Inc. (a)	116,939	15,100,333

Construction & Engineering 1.4%
Jacobs Engineering Group, Inc.	206,943	11,365,310

Construction Materials 1.4%
Martin Marietta Materials, Inc.	52,288	11,513,295

Consumer Finance 1.2%
Discover Financial Services	162,756	10,186,898

Distributors 1.0%
Genuine Parts Co.	92,499	8,511,758

	Shares	Value
Electric Utilities 1.0%
PPL Corp.	206,796	$7,880,996

Electrical Equipment 1.6%
AMETEK, Inc.	229,626	13,134,607

Electronic Equipment, Instruments & Components 2.4%
Coherent, Inc. (a)	29,809	6,426,820
Universal Display Corp.	146,260	13,068,331

		19,495,151

Health Care Equipment & Supplies 2.8%
Danaher Corp.	140,515	11,709,115
DENTSPLY SIRONA, Inc.	185,144	11,708,506

		23,417,621

Health Care Providers & Services 4.5%
McKesson Corp.	104,871	14,502,611
♦UnitedHealth Group, Inc.	129,321	22,615,656

		37,118,267

Household Durables 1.2%
NVR, Inc. (a)	4,566	9,639,967

Household Products 2.0%
Procter & Gamble Co.	187,354	16,361,625

Industrial Conglomerates 1.9%
General Electric Co.	538,256	15,604,041

Insurance 6.0%
♦American International Group, Inc.	305,628	18,615,801
Chubb, Ltd.	85,576	11,745,306
MetLife, Inc.	235,079	12,179,443
Willis Towers Watson PLC	48,330	6,409,525

		48,950,075

Internet Software & Services 2.2%
Alphabet, Inc., Class C (a)	19,737	17,880,932

IT Services 5.4%
Fidelity National Information Services, Inc.	99,569	8,382,714
First Data Corp. Class A (a)	614,497	9,598,443
Sabre Corp.	315,390	7,383,280
♦Visa, Inc. Class A	210,773	19,226,713

		44,591,150

Machinery 2.2%
♦Ingersoll-Rand PLC	206,649	18,340,099

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media 6.1%
♦Comcast Corp. Class A	492,835	$19,314,204
Live Nation Entertainment, Inc. (a)	212,494	6,833,807
Time Warner, Inc.	133,740	13,276,370
Walt Disney Co.	90,482	10,459,719

		49,884,100

Multi-Utilities 1.3%
Vectren Corp.	185,881	11,045,049

Multiline Retail 1.2%
Dollar General Corp.	139,484	10,141,882

Oil, Gas & Consumable Fuels 2.5%
Anadarko Petroleum Corp.	162,756	9,280,347
Occidental Petroleum Corp.	182,199	11,212,527

		20,492,874

Pharmaceuticals 2.1%
Allergan PLC	70,994	17,312,597

Semiconductors & Semiconductor Equipment 3.4%
♦Applied Materials, Inc.	466,764	18,955,286
Cypress Semiconductor Corp.	634,970	8,895,930

		27,851,216

Software 5.1%
♦Microsoft Corp.	486,943	33,336,118
PTC, Inc. (a)	155,910	8,426,935

		41,763,053

Specialty Retail 4.3%
Advance Auto Parts, Inc.	66,723	9,484,007
Home Depot, Inc.	89,258	13,933,174
TJX Cos., Inc.	151,268	11,895,715

		35,312,896

Technology Hardware, Storage & Peripherals 6.9%
♦Apple, Inc.	315,497	45,321,144
Seagate Technology PLC	261,883	11,033,131

		56,354,275

Total Common Stocks (Cost $662,631,296)		815,599,670

	Principal Amount	Value
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $6,602,475 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $6,785,000 and a Market Value of $6,736,840)	$6,602,425	$6,602,425

Total Short-Term Investment (Cost $6,602,425)		6,602,425

Total Investments (Cost $669,233,721) (b)	100.0%	822,202,095
Other Assets, Less Liabilities	(0.0)‡	(373,788)
Net Assets	100.0%	$821,828,307

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $669,869,661 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$171,811,724
Gross unrealized depreciation	(19,479,290)

Net unrealized appreciation	$152,332,434

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$815,599,670	$—	$—	$815,599,670
Short-Term Investment
Repurchase Agreement	—	6,602,425	—	6,602,425

Total Investments in Securities	$815,599,670	$6,602,425	$—	$822,202,095

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $669,233,721)	$822,202,095
Receivables:
Investment securities sold	1,623,703
Dividends and interest	454,530
Fund shares sold	207,997
Other assets	60,140

Total assets	824,548,465

Liabilities
Payables:
Investment securities purchased	1,842,103
Manager (See Note 3)	565,839
Shareholder communication	145,402
Fund shares redeemed	67,632
Professional fees	39,189
Transfer agent (See Note 3)	32,920
NYLIFE Distributors (See Note 3)	14,749
Custodian	4,893
Trustees	914
Accrued expenses	6,517

Total liabilities	2,720,158

Net assets	$821,828,307

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,164
Additional paid-in capital	619,934,524

619,963,688
Undistributed net investment income	1,667,010
Accumulated net realized gain (loss) on investments	47,229,235
Net unrealized appreciation (depreciation) on investments	152,968,374

Net assets	$821,828,307

Class A
Net assets applicable to outstanding shares	$25,504,430

Shares of beneficial interest outstanding	991,656

Net asset value per share outstanding	$25.72
Maximum sales charge (5.50% of offering price)	1.50

Maximum offering price per share outstanding	$27.22

Investor Class
Net assets applicable to outstanding shares	$13,524,064

Shares of beneficial interest outstanding	534,386

Net asset value per share outstanding	$25.31
Maximum sales charge (5.50% of offering price)	1.47

Maximum offering price per share outstanding	$26.78

Class B
Net assets applicable to outstanding shares	$4,057,056

Shares of beneficial interest outstanding	181,657

Net asset value and offering price per share outstanding	$22.33

Class C
Net assets applicable to outstanding shares	$4,244,136

Shares of beneficial interest outstanding	189,909

Net asset value and offering price per share outstanding	$22.35

Class I
Net assets applicable to outstanding shares	$774,498,621

Shares of beneficial interest outstanding	27,266,849

Net asset value and offering price per share outstanding	$28.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,628,660
Interest	3,111
Other income	540

Total income	7,632,311

Expenses
Manager (See Note 3)	3,313,011
Shareholder communication	145,841
Transfer agent (See Note 3)	98,214
Distribution/Service—Class A (See Note 3)	29,569
Distribution/Service—Investor Class (See Note 3)	16,007
Distribution/Service—Class B (See Note 3)	20,046
Distribution/Service—Class C (See Note 3)	19,859
Registration	44,366
Professional fees	38,879
Trustees	9,535
Custodian	4,956
Miscellaneous	18,316

Total expenses	3,758,599

Net investment income (loss)	3,873,712

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	47,865,423
Net change in unrealized appreciation (depreciation) on investments	61,672,315

Net realized and unrealized gain (loss) on investments	109,537,738

Net increase (decrease) in net assets resulting from operations	$113,411,450

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,873,712	$12,899,074
Net realized gain (loss) on investments	47,865,423	17,098,501
Net change in unrealized appreciation (depreciation) on investments	61,672,315	(32,867,868)

Net increase (decrease) in net assets resulting from operations	113,411,450	(2,870,293)

Dividends and distributions to shareholders:
From net investment income:
Class A	(401,595)	(212,651)
Investor Class	(187,453)	(78,729)
Class B	(37,724)	—
Class C	(39,031)	—
Class I	(13,115,332)	(6,515,565)

	(13,781,135)	(6,806,945)

From net realized gain on investments:
Class A	(560,034)	(2,639,432)
Investor Class	(329,585)	(1,440,696)
Class B	(111,921)	(593,050)
Class C	(114,937)	(601,232)
Class I	(16,181,185)	(63,644,421)

	(17,297,662)	(68,918,831)

Total dividends and distributions to shareholders	(31,078,797)	(75,725,776)

Capital share transactions:
Net proceeds from sale of shares	69,711,090	160,724,658
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,965,146	75,356,732
Cost of shares redeemed	(71,259,172)	(143,271,971)

Increase (decrease) in net assets derived from capital share transactions	29,417,064	92,809,419

Net increase (decrease) in net assets	111,749,717	14,213,350

Net Assets
Beginning of period	710,078,590	695,865,240

End of period	$821,828,307	$710,078,590

Undistributed net investment income at end of period	$1,667,010	$11,574,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$23.22	$26.66	$28.35	$26.48	$23.20	$21.92

Net investment income (loss) (a)	0.09	0.37	0.20	0.18	0.18	0.16
Net realized and unrealized gain (loss) on investments	3.48	(0.60)	0.87	3.64	5.90	2.10

Total from investment operations	3.57	(0.23)	1.07	3.82	6.08	2.26

Less dividends and distributions:
From net investment income	(0.45)	(0.24)	(0.21)	(0.17)	(0.21)	(0.09)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(1.07)	(3.21)	(2.76)	(1.95)	(2.80)	(0.98)

Net asset value at end of period	$25.72	$23.22	$26.66	$28.35	$26.48	$23.20

Total investment return (b)	15.69%	(0.79%)	4.00%	15.28%	29.79%	10.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	1.60%	0.76%	0.69%	0.76%	0.70%
Net expenses	1.17%††	1.15%	1.13%	1.13%	1.15%	1.14	%(c)
Portfolio turnover rate	24%	45%	30%	31%	37%	31%
Net assets at end of period (in 000’s)	$25,504	$21,248	$23,644	$20,942	$16,608	$12,451

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$22.82	$26.24	$27.95	$26.12	$22.92	$21.68

Net investment income (loss) (a)	0.06	0.29	0.12	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	3.42	(0.58)	0.84	3.59	5.82	2.07

Total from investment operations	3.48	(0.29)	0.96	3.68	5.90	2.13

Less dividends and distributions:
From net investment income	(0.37)	(0.16)	(0.12)	(0.07)	(0.11)	—
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(0.99)	(3.13)	(2.67)	(1.85)	(2.70)	(0.89)

Net asset value at end of period	$25.31	$22.82	$26.24	$27.95	$26.12	$22.92

Total investment return (b)	15.58%	(1.07%)	3.62%	14.90%	29.23%	10.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%††	1.28%	0.44%	0.34%	0.34%	0.27%
Net expenses	1.48%††	1.48%	1.45%	1.49%	1.57%	1.58	%(c)
Portfolio turnover rate	24%	45%	30%	31%	37%	31%
Net assets at end of period (in 000’s)	$13,524	$11,846	$12,884	$12,040	$10,603	$8,064

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$20.18		$23.56	$25.42	$24.02	$21.31	$20.37

Net investment income (loss) (a)	(0.03)		0.12	(0.07)	(0.09)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	3.01		(0.53)	0.76	3.27	5.38	1.93

Total from investment operations	2.98		(0.41)	0.69	3.18	5.30	1.83

Less distributions:
From net investment income	(0.21)		—	—	—	—	—
From net realized gain on investments	(0.62)		(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(0.83)		(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Net asset value at end of period	$22.33		$20.18	$23.56	$25.42	$24.02	$21.31

Total investment return (b)	15.05%		(1.78%)	2.85%	14.07%	28.25%	9.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	0.58%	(0.30%)	(0.38%)	(0.37%)	(0.46%)
Net expenses	2.23	% ††	2.23%	2.20%	2.24%	2.32%	2.33	% (c)
Portfolio turnover rate	24%		45%	30%	31%	37%	31%
Net assets at end of period (in 000’s)	$4,057		$3,707	$4,777	$5,140	$5,415	$5,137

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$20.19		$23.59	$25.44	$24.04	$21.33	$20.39

Net investment income (loss) (a)	(0.03)		0.12	(0.08)	(0.10)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	3.02		(0.55)	0.78	3.28	5.39	1.92

Total from investment operations	2.99		(0.43)	0.70	3.18	5.30	1.83

Less dividends and distributions:
From net investment income	(0.21)		—	—	—	—	—
From net realized gain on investments	(0.62)		(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(0.83)		(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Net asset value at end of period	$22.35		$20.19	$23.59	$25.44	$24.04	$21.33

Total investment return (b)	15.10%		(1.86%)	2.88%	14.01%	28.27%	9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30	%)††	0.58%	(0.32%)	(0.41%)	(0.41%)	(0.45%)
Net expenses	2.23	% ††	2.23%	2.20%	2.24%	2.32%	2.33	% (c)
Portfolio turnover rate	24%		45%	30%	31%	37%	31%
Net assets at end of period (in 000’s)	$4,244		$3,661	$5,001	$4,347	$3,314	$2,409

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$25.57	$29.02	$30.62	$28.43	$24.71	$23.29

Net investment income (loss) (a)	0.14	0.47	0.30	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments	3.81	(0.65)	0.93	3.92	6.33	2.22

Total from investment operations	3.95	(0.18)	1.23	4.19	6.58	2.45

Less dividends and distributions:
From net investment income	(0.50)	(0.30)	(0.28)	(0.22)	(0.27)	(0.14)
From net realized gain on investments	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(1.12)	(3.27)	(2.83)	(2.00)	(2.86)	(1.03)

Net asset value at end of period	$28.40	$25.57	$29.02	$30.62	$28.43	$24.71

Total investment return (b)	15.78%	(0.51%)	4.24%	15.60%	30.09%	10.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%††	1.86%	1.03%	0.95%	1.00%	0.98%
Net expenses	0.92%††	0.90%	0.88%	0.88%	0.90%	0.89	%(c)
Portfolio turnover rate	24%	45%	30%	31%	37%	31%
Net assets at end of period (in 000’s)	$774,499	$669,617	$649,559	$718,634	$583,273	$424,714

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor

Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those

19

Notes to Financial Statements (Unaudited) (continued)

securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

20	MainStay Epoch U.S. All Cap Fund

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of

21

Notes to Financial Statements (Unaudited) (continued)

rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 0.84%.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $3,313,011.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,068 and $4,389, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $293, $4,574 and $129, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,993
Investor Class	20,665
Class B	6,469
Class C	6,406
Class I	62,681

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has

22	MainStay Epoch U.S. All Cap Fund

implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$163,958,051	21.2%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$16,059,598
Long-Term Capital Gain	59,666,178
Total	$75,725,776

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $205,765 and $185,743, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	128,938	$3,177,810
Shares issued to shareholders in reinvestment of dividends and distributions	39,393	944,655
Shares redeemed	(115,975)	(2,867,225)

Net increase (decrease) in shares outstanding before conversion	52,356	1,255,240
Shares converted into Class A (See Note 1)	29,652	738,769
Shares converted from Class A (See Note 1)	(5,329)	(133,969)

Net increase (decrease)	76,679	$1,860,040

Year ended October 31, 2016:
Shares sold	134,997	$3,151,743
Shares issued to shareholders in reinvestment of dividends and distributions	122,224	2,824,590
Shares redeemed	(253,684)	(5,876,932)

Net increase (decrease) in shares outstanding before conversion	3,537	99,401
Shares converted into Class A (See Note 1)	31,268	716,430
Shares converted from Class A (See Note 1)	(6,833)	(157,112)

Net increase (decrease)	27,972	$658,719

23

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	47,584	$1,173,701
Shares issued to shareholders in reinvestment of dividends and distributions	21,890	516,605
Shares redeemed	(36,479)	(890,043)

Net increase (decrease) in shares outstanding before conversion	32,995	800,263
Shares converted into Investor Class (See Note 1)	11,326	281,274
Shares converted from Investor Class (See Note 1)	(29,130)	(714,214)

Net increase (decrease)	15,191	$367,323

Year ended October 31, 2016:
Shares sold	55,226	$1,240,314
Shares issued to shareholders in reinvestment of dividends and distributions	66,570	1,516,367
Shares redeemed	(88,132)	(1,983,973)

Net increase (decrease) in shares outstanding before conversion	33,664	772,708
Shares converted into Investor Class (See Note 1)	24,222	545,082
Shares converted from Investor Class (See Note 1)	(29,610)	(668,139)

Net increase (decrease)	28,276	$649,651

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	19,120	$407,567
Shares issued to shareholders in reinvestment of dividends and distributions	7,046	147,336
Shares redeemed	(17,973)	(391,723)

Net increase (decrease) in shares outstanding before conversion	8,193	163,180
Shares converted from Class B (See Note 1)	(10,238)	(224,298)

Net increase (decrease)	(2,045)	$(61,118)

Year ended October 31, 2016:
Shares sold	28,444	$564,934
Shares issued to shareholders in reinvestment of dividends and distributions	28,361	576,125
Shares redeemed	(53,946)	(1,085,033)

Net increase (decrease) in shares outstanding before conversion	2,859	56,026
Shares converted from Class B (See Note 1)	(21,905)	(436,261)

Net increase (decrease)	(19,046)	$(380,235)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	35,024	$753,993
Shares issued to shareholders in reinvestment of dividends and distributions	6,499	135,956
Shares redeemed	(32,933)	(702,223)

Net increase (decrease)	8,590	$187,726

Year ended October 31, 2016:
Shares sold	19,621	$389,838
Shares issued to shareholders in reinvestment of dividends and distributions	26,708	541,910
Shares redeemed	(77,027)	(1,543,960)

Net increase (decrease)	(30,698)	$(612,212)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,375,088	$64,198,019
Shares issued to shareholders in reinvestment of dividends and distributions	1,104,331	29,220,594
Shares redeemed	(2,405,197)	(66,407,958)

Net increase (decrease) in shares outstanding before conversion	1,074,222	27,010,655
Shares converted into Class I (See Note 1)	1,909	52,438

Net increase (decrease)	1,076,131	$27,063,093

Year ended October 31, 2016:
Shares sold	6,249,144	$155,377,829
Shares issued to shareholders in reinvestment of dividends and distributions	2,752,963	69,897,740
Shares redeemed	(5,194,960)	(132,782,073)

Net increase (decrease)	3,807,147	$92,493,496

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. All Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus.

The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board noted that the Fund had recently underperformed relative to peers but noted that the Fund’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from Epoch and New York Life Investments regarding the Fund’s recent underperformance relative to peers and efforts to improve performance. The Board noted that the Fund’s longer-term performance compared more favorably to peers. The Board also considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other

26	MainStay Epoch U.S. All Cap Fund

resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

28	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736840 MS144-17	MSEUAC10-06/17 (NYLIM) NL0A1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	9.59 12.98%	13.73 17.24%	12.32 13.01%	6.24 6.56%	0.61 0.61%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	9.54 12.93	13.61 17.12	12.21 12.89	7.52 7.88	0.84 0.84
Class I Shares	No Sales Charge		1/2/1991	13.11	17.53	13.30	6.84	0.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or SInce Inception
S&P 500® Index[3]	13.32%	17.92%	13.68%	7.15%
Average Lipper S&P 500 Index Fund[4]	12.34	16.59	12.85	6.48

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Average Lipper S&P 500 Index Fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,129.80	$3.17	$1,021.80	$3.01	0.60%

Investor Class Shares	$1,000.00	$1,129.30	$3.70	$1,021.30	$3.51	0.70%

Class I Shares	$1,000.00	$1,131.10	$1.85	$1,023.10	$1.76	0.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Banks	6.2%
Oil, Gas & Consumable Fuels	5.2
Pharmaceuticals	4.9
Internet Software & Services	4.7
Software	4.6
Technology Hardware, Storage & Peripherals	4.2
IT Services	3.7
Semiconductors & Semiconductor Equipment	3.3
Media	3.2
Biotechnology	2.8
Real Estate Investment Trusts	2.8
Capital Markets	2.7
Health Care Equipment & Supplies	2.6
Health Care Providers & Services	2.6
Insurance	2.6
Internet & Direct Marketing Retail	2.6
Specialty Retail	2.4
Aerospace & Defense	2.3
Industrial Conglomerates	2.3
Diversified Telecommunication Services	2.2
Chemicals	2.1
Beverages	2.0
Food & Staples Retailing	2.0
Electric Utilities	1.9
Household Products	1.7
Tobacco	1.7
Hotels, Restaurants & Leisure	1.6
Diversified Financial Services	1.5
Food Products	1.5
Machinery	1.5
Communications Equipment	1.0
Energy Equipment & Services	1.0

Multi-Utilities	1.0%
Road & Rail	0.9
Air Freight & Logistics	0.7
Consumer Finance	0.7
Life Sciences Tools & Services	0.7
Airlines	0.6
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Multiline Retail	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Auto Components	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0 ‡
Short-Term Investments	2.7
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	Exxon Mobil Corp.

7.	Johnson & Johnson

8.	Berkshire Hathaway, Inc.

9.	JPMorgan Chase & Co.

10.	General Electric Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 12.98% for Class A shares and 12.93% for Investor Class shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 13.11%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. All share classes outperformed the 12.34% return of the Average Lipper2 S&P 500 Index Fund for the six months ended April 30, 2017. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were real estate management & development; road & rail; and technology hardware, storage & peripherals. The S&P 500® industries with the lowest total returns were personal products, multiline retail and leisure products.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were banks; technology hardware, storage & peripherals; and software. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were multiline retail, energy equipment & services, and personal products.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were road & rail company CSX Corp., semiconductors & semiconductor equipment company Micron Technology, and independent power & renewable electricity producer NRG Energy.

Over the same period, the S&P 500® stocks with the lowest total returns were textiles, apparel & luxury goods company Under Armour; Internet & catalog retail company TripAdvisor; and leisure products company Mattel.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were technology hardware, storage & peripherals company Apple; banking company Bank of America; and software company Microsoft. Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were semiconductors & semiconductor equipment company Qualcomm; oil, gas & consumable fuels company Occidental Petroleum; and energy equipment & services company Schlumberger, Ltd.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 18 additions to and 21 deletions from the S&P 500® Index. The difference between the additions and deletions resulted from three spin offs being added on October 31, 2016, and subsequently deleted on November 1, 2016. In terms of Index weight, significant additions to the Index included biopharmaceutical company Incyte and IT services company DXC Technology. Significant deletions included oil, gas & consumable fuels company Spectra Energy and health care equipment & supplies company St. Jude Medical.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 97.5%†
Aerospace & Defense 2.3%
Arconic, Inc.	26,474	$723,534
Boeing Co.	34,230	6,326,731
General Dynamics Corp.	17,136	3,320,785
L3 Technologies, Inc.	4,645	797,872
Lockheed Martin Corp.	15,004	4,042,828
Northrop Grumman Corp.	10,492	2,580,612
Raytheon Co.	17,598	2,731,386
Rockwell Collins, Inc.	9,748	1,014,669
Textron, Inc.	16,221	756,872
TransDigm Group, Inc.	2,993	738,463
United Technologies Corp.	45,038	5,359,072

		28,392,824

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	8,505	618,314
Expeditors International of Washington, Inc.	10,829	607,399
FedEx Corp.	14,735	2,795,229
United Parcel Service, Inc. Class B	41,348	4,443,256

		8,464,198

Airlines 0.6%
Alaska Air Group, Inc.	7,422	631,538
American Airlines Group, Inc.	30,382	1,294,881
Delta Air Lines, Inc.	44,140	2,005,722
Southwest Airlines Co.	37,107	2,086,155
United Continental Holdings, Inc. (a)	17,307	1,215,124

		7,233,420

Auto Components 0.2%
BorgWarner, Inc.	12,039	509,009
Delphi Automotive PLC	16,285	1,309,314
Goodyear Tire & Rubber Co.	15,166	549,464

		2,367,787

Automobiles 0.5%
Ford Motor Co.	233,867	2,682,454
General Motors Co.	81,918	2,837,640
Harley-Davidson, Inc.	10,690	607,299

		6,127,393

Banks 6.2%
Bank of America Corp.	602,458	14,061,370
BB&T Corp.	48,630	2,099,843
Citigroup, Inc.	166,506	9,843,835
Citizens Financial Group, Inc.	30,680	1,126,263
Comerica, Inc.	10,598	749,279
Fifth Third Bancorp	45,275	1,106,068
Huntington Bancshares, Inc.	64,649	831,386
♦JPMorgan Chase & Co.	214,656	18,675,072
KeyCorp	64,557	1,177,520

	Shares	Value
Banks (continued)
M&T Bank Corp.	9,293	$1,444,225
People’s United Financial, Inc.	20,624	360,301
PNC Financial Services Group, Inc.	29,153	3,491,072
Regions Financial Corp.	72,430	995,912
SunTrust Banks, Inc.	29,431	1,671,975
U.S. Bancorp	95,750	4,910,060
Wells Fargo & Co.	270,609	14,569,588
Zions Bancorp.	12,086	483,803

		77,597,572

Beverages 2.0%
Brown-Forman Corp. Class B	10,661	504,479
Coca-Cola Co.	232,213	10,019,991
Constellation Brands, Inc. Class A	10,408	1,795,796
Dr. Pepper Snapple Group, Inc.	11,010	1,009,066
Molson Coors Brewing Co. Class B	11,006	1,055,365
Monster Beverage Corp. (a)	24,236	1,099,830
PepsiCo., Inc.	85,768	9,715,799

		25,200,326

Biotechnology 2.8%
AbbVie, Inc.	95,787	6,316,195
Alexion Pharmaceuticals, Inc. (a)	13,499	1,724,902
Amgen, Inc.	44,257	7,228,053
Biogen, Inc. (a)	12,975	3,518,950
Celgene Corp. (a)	46,751	5,799,462
Gilead Sciences, Inc.	78,548	5,384,465
Incyte Corp. (a)	10,168	1,263,679
Regeneron Pharmaceuticals, Inc. (a)	4,570	1,775,399
Vertex Pharmaceuticals, Inc. (a)	14,930	1,766,219

		34,777,324

Building Products 0.3%
Allegion PLC	5,674	446,204
Fortune Brands Home & Security, Inc.	9,134	582,201
Johnson Controls International PLC	56,125	2,333,116
Masco Corp.	19,304	714,634

		4,076,155

Capital Markets 2.7%
Affiliated Managers Group, Inc.	3,417	565,821
Ameriprise Financial, Inc.	9,284	1,186,959
Bank of New York Mellon Corp.	62,523	2,942,332
BlackRock, Inc.	7,291	2,803,900
CBOE Holdings, Inc.	5,476	451,277
Charles Schwab Corp.	73,004	2,836,206
CME Group, Inc.	20,334	2,362,608
E*TRADE Financial Corp. (a)	16,366	565,445
Franklin Resources, Inc.	20,723	893,369
Goldman Sachs Group, Inc.	22,265	4,982,907
Intercontinental Exchange, Inc.	35,797	2,154,979

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Invesco, Ltd.	24,531	$808,051
Moody’s Corp.	10,010	1,184,383
Morgan Stanley	86,490	3,751,071
Nasdaq, Inc.	6,800	468,316
Northern Trust Corp.	12,961	1,166,490
Raymond James Financial, Inc.	7,685	572,686
S&P Global, Inc.	15,539	2,085,179
State Street Corp.	21,575	1,810,143
T. Rowe Price Group, Inc.	14,598	1,034,852

		34,626,974

Chemicals 2.1%
Air Products & Chemicals, Inc.	13,076	1,837,178
Albemarle Corp.	6,692	728,826
CF Industries Holdings, Inc.	13,786	368,638
Dow Chemical Co.	67,209	4,220,725
E.I. du Pont de Nemours & Co.	52,105	4,155,374
Eastman Chemical Co.	8,796	701,481
Ecolab, Inc.	15,743	2,032,264
FMC Corp.	7,904	578,810
International Flavors & Fragrances, Inc.	4,753	658,718
LyondellBasell Industries N.V. Class A	19,836	1,681,299
Monsanto Co.	26,244	3,060,313
Mosaic Co.	20,966	564,614
PPG Industries, Inc.	15,494	1,701,861
Praxair, Inc.	17,131	2,141,032
Sherwin-Williams Co.	4,842	1,620,521

		26,051,654

Commercial Services & Supplies 0.3%
Cintas Corp.	5,156	631,455
Republic Services, Inc.	13,950	878,711
Stericycle, Inc. (a)	5,027	429,004
Waste Management, Inc.	24,322	1,770,155

		3,709,325

Communications Equipment 1.0%
Cisco Systems, Inc.	300,613	10,241,885
F5 Networks, Inc. (a)	3,962	511,613
Harris Corp.	7,479	836,825
Juniper Networks, Inc.	22,906	688,784
Motorola Solutions, Inc.	9,969	857,035

		13,136,142

Construction & Engineering 0.1%
Fluor Corp.	8,395	430,831
Jacobs Engineering Group, Inc.	7,256	398,500
Quanta Services, Inc. (a)	9,088	322,079

		1,151,410

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,830	843,328

	Shares	Value
Construction Materials (continued)
Vulcan Materials Co.	7,889	$953,622

		1,796,950

Consumer Finance 0.7%
American Express Co.	45,625	3,615,781
Capital One Financial Corp.	28,926	2,325,072
Discover Financial Services	23,235	1,454,279
Navient Corp.	17,537	266,562
Synchrony Financial	46,419	1,290,448

		8,952,142

Containers & Packaging 0.3%
Avery Dennison Corp.	5,404	449,667
Ball Corp.	10,367	797,119
International Paper Co.	24,550	1,324,963
Sealed Air Corp.	11,692	514,682
WestRock Co.	15,249	816,736

		3,903,167

Distributors 0.1%
Genuine Parts Co.	8,930	821,738
LKQ Corp. (a)	18,203	568,662

		1,390,400

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	12,406	307,545

Diversified Financial Services 1.5%
♦Berkshire Hathaway, Inc. Class B (a)	114,137	18,856,574
Leucadia National Corp.	19,175	486,853

		19,343,427

Diversified Telecommunication Services 2.2%
AT&T, Inc.	369,076	14,626,482
CenturyLink, Inc.	32,502	834,327
Level 3 Communications, Inc. (a)	17,399	1,057,163
Verizon Communications, Inc.	244,964	11,246,297

		27,764,269

Electric Utilities 1.9%
Alliant Energy Corp.	13,538	532,314
American Electric Power Co., Inc.	29,549	2,004,309
Duke Energy Corp.	42,043	3,468,547
Edison International	19,468	1,556,856
Entergy Corp.	10,733	818,499
Eversource Energy	19,008	1,129,075
Exelon Corp.	55,684	1,928,337
FirstEnergy Corp.	26,666	798,380
NextEra Energy, Inc.	28,099	3,752,902
PG&E Corp.	30,604	2,051,998
Pinnacle West Capital Corp.	6,555	557,765
PPL Corp.	40,724	1,551,992
Southern Co.	59,557	2,965,939

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	30,355	$1,367,493

		24,484,406

Electrical Equipment 0.5%
Acuity Brands, Inc.	2,600	457,860
AMETEK, Inc.	13,791	788,845
Eaton Corp. PLC	27,184	2,056,198
Emerson Electric Co.	38,765	2,336,754
Rockwell Automation, Inc.	7,683	1,208,920

		6,848,577

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	18,467	1,335,349
Corning, Inc.	55,931	1,613,609
FLIR Systems, Inc.	8,178	300,378
TE Connectivity, Ltd.	21,199	1,640,167

		4,889,503

Energy Equipment & Services 1.0%
Baker Hughes, Inc.	25,632	1,521,772
Halliburton Co.	52,098	2,390,256
Helmerich & Payne, Inc.	6,373	386,459
National Oilwell Varco, Inc.	22,629	791,336
Schlumberger, Ltd.	83,780	6,081,590
TechnipFMC PLC (a)	28,154	848,280
Transocean, Ltd. (a)	23,148	255,323

		12,275,016

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	26,378	4,682,623
CVS Health Corp.	61,640	5,081,602
Kroger Co.	55,685	1,651,060
Sysco Corp.	29,867	1,579,068
Wal-Mart Stores, Inc.	90,494	6,803,339
Walgreens Boots Alliance, Inc.	51,288	4,438,463
Whole Foods Market, Inc.	19,321	702,705

		24,938,860

Food Products 1.5%
Archer-Daniels-Midland Co.	34,490	1,577,917
Campbell Soup Co.	11,440	658,258
Conagra Brands, Inc.	24,915	966,204
General Mills, Inc.	34,955	2,010,262
Hershey Co.	8,442	913,424
Hormel Foods Corp.	15,957	559,772
J.M. Smucker Co.	6,963	882,351
Kellogg Co.	15,118	1,073,378
Kraft Heinz Co.	35,741	3,230,629
McCormick & Co., Inc.	6,890	688,311
Mead Johnson Nutrition Co.	11,015	977,251
Mondelez International, Inc. Class A	91,741	4,131,097

	Shares	Value
Food Products (continued)
Tyson Foods, Inc. Class A	17,419	$1,119,345

		18,788,199

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	103,844	4,531,752
Baxter International, Inc.	29,260	1,629,197
Becton Dickinson & Co.	12,826	2,398,077
Boston Scientific Corp. (a)	81,590	2,152,344
C.R. Bard, Inc.	4,341	1,334,771
Cooper Cos., Inc.	2,908	582,559
Danaher Corp.	36,766	3,063,711
DENTSPLY SIRONA, Inc.	13,909	879,605
Edwards Lifesciences Corp. (a)	12,722	1,395,222
Hologic, Inc. (a)	16,587	748,903
IDEXX Laboratories, Inc. (a)	5,303	889,472
Intuitive Surgical, Inc. (a)	2,207	1,844,765
Medtronic PLC	82,286	6,837,144
Stryker Corp.	18,568	2,532,118
Varian Medical Systems, Inc. (a)	5,585	506,783
Zimmer Biomet Holdings, Inc.	12,001	1,435,920

		32,762,343

Health Care Providers & Services 2.6%
Aetna, Inc.	19,936	2,692,756
AmerisourceBergen Corp.	10,006	820,992
Anthem, Inc.	15,888	2,826,316
Cardinal Health, Inc.	19,062	1,383,711
Centene Corp. (a)	10,338	769,147
Cigna Corp.	15,383	2,405,440
DaVita, Inc. (a)	9,476	653,939
Envision Healthcare Corp. (a)	7,009	392,714
Express Scripts Holding Co. (a)	36,503	2,239,094
HCA Holdings, Inc. (a)	17,350	1,461,043
Henry Schein, Inc. (a)	4,773	829,547
Humana, Inc.	8,974	1,992,049
Laboratory Corp. of America Holdings (a)	6,106	855,756
McKesson Corp.	12,704	1,756,836
Patterson Cos., Inc.	4,945	220,003
Quest Diagnostics, Inc.	8,318	877,632
UnitedHealth Group, Inc.	57,797	10,107,539
Universal Health Services, Inc. Class B	5,405	652,708

		32,937,222

Health Care Technology 0.1%
Cerner Corp. (a)	17,684	1,145,039

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	25,150	1,553,515
Chipotle Mexican Grill, Inc. (a)	1,742	826,527
Darden Restaurants, Inc.	7,373	628,106
Marriott International, Inc. Class A	18,954	1,789,637
McDonald’s Corp.	49,217	6,886,935

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd.	10,010	$1,067,066
Starbucks Corp.	87,582	5,260,175
Wyndham Worldwide Corp.	6,326	602,931
Wynn Resorts, Ltd.	4,809	591,555
Yum! Brands, Inc.	20,258	1,331,963

		20,538,410

Household Durables 0.4%
D.R. Horton, Inc.	20,242	665,759
Garmin, Ltd.	6,885	350,033
Leggett & Platt, Inc.	8,063	423,630
Lennar Corp. Class A	12,246	618,423
Mohawk Industries, Inc. (a)	3,767	884,454
Newell Brands, Inc.	28,729	1,371,523
PulteGroup, Inc.	17,239	390,808
Whirlpool Corp.	4,533	841,688

		5,546,318

Household Products 1.7%
Church & Dwight Co., Inc.	15,307	758,156
Clorox Co.	7,739	1,034,627
Colgate-Palmolive Co.	53,055	3,822,082
Kimberly-Clark Corp.	21,378	2,773,796
Procter & Gamble Co.	153,631	13,416,595

		21,805,256

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	39,212	443,488
NRG Energy, Inc.	18,575	313,917

		757,405

Industrial Conglomerates 2.3%
3M Co.	35,829	7,016,393
♦General Electric Co.	524,315	15,199,892
Honeywell International, Inc.	45,671	5,989,295
Roper Technologies, Inc.	6,122	1,338,881

		29,544,461

Insurance 2.6%
Aflac, Inc.	24,192	1,811,497
Allstate Corp.	22,074	1,794,395
American International Group, Inc.	56,082	3,415,955
Aon PLC	15,767	1,889,517
Arthur J. Gallagher & Co.	10,764	600,739
Assurant, Inc.	3,352	322,596
Chubb, Ltd.	28,070	3,852,607
Cincinnati Financial Corp.	8,854	638,285
Hartford Financial Services Group, Inc.	22,300	1,078,428
Lincoln National Corp.	13,714	904,164
Loews Corp.	16,533	770,768
Marsh & McLennan Cos., Inc.	30,897	2,290,395
MetLife, Inc.	65,338	3,385,162

	Shares	Value
Insurance (continued)
Principal Financial Group, Inc.	16,129	$1,050,482
Progressive Corp.	34,589	1,373,875
Prudential Financial, Inc.	25,786	2,759,876
Torchmark Corp.	6,713	514,954
Travelers Cos., Inc.	16,855	2,050,579
Unum Group	14,035	650,242
Willis Towers Watson PLC	7,656	1,015,339
XL Group, Ltd.	15,969	668,303

		32,838,158

Internet & Direct Marketing Retail 2.6%
♦Amazon.com, Inc. (a)	23,801	22,015,687
Expedia, Inc.	7,200	962,784
Netflix, Inc. (a)	25,866	3,936,805
Priceline Group, Inc. (a)	2,959	5,464,740
TripAdvisor, Inc. (a)	6,677	300,532

		32,680,548

Internet Software & Services 4.7%
Akamai Technologies, Inc. (a)	10,549	642,856
♦Alphabet, Inc. (a)
Class A	17,855	16,507,305
Class C	17,758	16,088,038
eBay, Inc. (a)	60,925	2,035,504
♦Facebook, Inc. Class A (a)	141,533	21,265,333
VeriSign, Inc. (a)	5,461	485,592
Yahoo!, Inc. (a)	52,599	2,535,798

		59,560,426

IT Services 3.7%
Accenture PLC Class A	37,416	4,538,561
Alliance Data Systems Corp.	3,371	841,503
Automatic Data Processing, Inc.	27,061	2,827,604
Cognizant Technology Solutions Corp. Class A (a)	36,576	2,202,972
CSRA, Inc.	8,812	256,253
DXC Technology Co. (a)	17,065	1,285,677
Fidelity National Information Services, Inc.	19,758	1,663,426
Fiserv, Inc. (a)	12,894	1,536,191
Gartner, Inc. (a)	5,405	616,656
Global Payments, Inc.	9,155	748,513
International Business Machines Corp.	51,581	8,267,918
MasterCard, Inc. Class A	56,618	6,585,806
Paychex, Inc.	19,293	1,143,689
PayPal Holdings, Inc. (a)	67,490	3,220,623
Teradata Corp. (a)	7,885	230,084
Total System Services, Inc.	10,026	574,590
Visa, Inc. Class A	111,658	10,185,443
Western Union Co.	29,403	583,944

		47,309,453

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Leisure Products 0.1%
Hasbro, Inc.	6,747	$668,695
Mattel, Inc.	20,495	459,498

		1,128,193

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	19,354	1,065,438
Illumina, Inc. (a)	8,739	1,615,491
Mettler-Toledo International, Inc. (a)	1,559	800,422
PerkinElmer, Inc.	6,543	388,720
Thermo Fisher Scientific, Inc.	23,527	3,889,719
Waters Corp. (a)	4,816	818,190

		8,577,980

Machinery 1.5%
Caterpillar, Inc.	35,245	3,604,154
Cummins, Inc.	9,271	1,399,365
Deere & Co.	17,611	1,965,564
Dover Corp.	9,344	737,055
Flowserve Corp.	7,746	394,039
Fortive Corp.	17,966	1,136,529
Illinois Tool Works, Inc.	18,797	2,595,678
Ingersoll-Rand PLC	15,477	1,373,584
PACCAR, Inc.	20,930	1,396,659
Parker-Hannifin Corp.	8,056	1,295,405
Pentair PLC	9,964	642,777
Snap-on, Inc.	3,437	575,800
Stanley Black & Decker, Inc.	9,196	1,252,035
Xylem, Inc.	10,612	545,563

		18,914,207

Media 3.2%
CBS Corp. Class B	22,351	1,487,683
Charter Communications, Inc. Class A (a)	12,956	4,471,893
Comcast Corp. Class A	284,412	11,146,106
Discovery Communications, Inc. (a)
Class A	8,831	254,156
Class C	13,002	363,796
DISH Network Corp. Class A (a)	13,637	878,768
Interpublic Group of Cos., Inc.	24,094	567,896
News Corp.
Class A	22,575	287,154
Class B	6,348	82,524
Omnicom Group, Inc.	14,184	1,164,790
Scripps Networks Interactive, Inc. Class A	5,594	417,984
TEGNA, Inc.	13,151	335,087
Time Warner, Inc.	46,533	4,619,331
Twenty-First Century Fox, Inc.
Class A	63,239	1,931,319
Class B	29,108	869,165
Viacom, Inc. Class B	20,881	888,695

	Shares	Value
Media (continued)
Walt Disney Co.	87,423	$10,106,099

		39,872,446

Metals & Mining 0.3%
Freeport-McMoRan, Inc. (a)	80,361	1,024,603
Newmont Mining Corp.	31,629	1,069,377
Nucor Corp.	19,162	1,175,205

		3,269,185

Multi-Utilities 1.0%
Ameren Corp.	14,352	784,911
CenterPoint Energy, Inc.	25,446	725,974
CMS Energy Corp.	16,774	761,540
Consolidated Edison, Inc.	18,333	1,453,440
Dominion Resources, Inc.	37,747	2,922,750
DTE Energy Co.	10,752	1,124,552
NiSource, Inc.	19,437	471,347
Public Service Enterprise Group, Inc.	30,231	1,331,675
SCANA Corp.	8,454	560,585
Sempra Energy	15,099	1,706,489
WEC Energy Group, Inc.	18,913	1,144,615

		12,987,878

Multiline Retail 0.4%
Dollar General Corp.	15,230	1,107,373
Dollar Tree, Inc. (a)	14,044	1,162,422
Kohl’s Corp.	10,740	419,182
Macy’s, Inc.	18,320	535,310
Nordstrom, Inc.	6,950	335,477
Target Corp.	33,422	1,866,619

		5,426,383

Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp.	33,516	1,911,082
Apache Corp.	22,672	1,102,766
Cabot Oil & Gas Corp.	28,634	665,454
Chesapeake Energy Corp. (a)	44,481	233,970
Chevron Corp.	113,766	12,138,832
Cimarex Energy Co.	5,690	663,909
Concho Resources, Inc. (a)	8,929	1,130,947
ConocoPhillips	74,253	3,557,461
Devon Energy Corp.	31,241	1,233,707
EOG Resources, Inc.	34,568	3,197,540
EQT Corp.	10,258	596,400
♦Exxon Mobil Corp.	249,184	20,345,874
Hess Corp.	16,085	785,430
Kinder Morgan, Inc.	114,819	2,368,716
Marathon Oil Corp.	50,118	745,255
Marathon Petroleum Corp.	31,559	1,607,615
Murphy Oil Corp.	9,672	253,213
Newfield Exploration Co. (a)	11,780	407,824
Noble Energy, Inc.	27,354	884,355
Occidental Petroleum Corp.	45,930	2,826,532

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	12,615	$663,675
Phillips 66	26,588	2,115,341
Pioneer Natural Resources Co.	10,143	1,754,638
Range Resources Corp.	11,234	297,589
Tesoro Corp.	7,134	568,651
Valero Energy Corp.	27,129	1,752,805
Williams Cos., Inc.	49,628	1,520,106

		65,329,687

Personal Products 0.1%
Coty, Inc. Class A	28,166	502,763
Estee Lauder Cos., Inc. Class A	13,357	1,163,929

		1,666,692

Pharmaceuticals 4.9%
Allergan PLC	20,145	4,912,560
Bristol-Myers Squibb Co.	100,522	5,634,258
Eli Lilly & Co.	58,349	4,788,119
♦Johnson & Johnson	163,039	20,130,425
Mallinckrodt PLC (a)	6,443	302,305
Merck & Co., Inc.	164,995	10,284,138
Mylan N.V. (a)	27,488	1,026,677
Perrigo Co. PLC	8,538	631,300
Pfizer, Inc.	357,676	12,132,370
Zoetis, Inc.	29,615	1,661,698

		61,503,850

Professional Services 0.2%
Equifax, Inc.	7,130	964,760
Nielsen Holdings PLC	20,089	826,261
Robert Half International, Inc.	7,870	362,414
Verisk Analytics, Inc. (a)	9,299	770,050

		2,923,485

Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	5,341	600,916
American Tower Corp.	25,673	3,233,258
Apartment Investment & Management Co. Class A	9,250	404,595
AvalonBay Communities, Inc.	8,252	1,566,560
Boston Properties, Inc.	9,184	1,162,694
Crown Castle International Corp.	21,540	2,037,684
Digital Realty Trust, Inc.	9,491	1,089,946
Equinix, Inc.	4,683	1,956,089
Equity Residential	21,908	1,414,819
Essex Property Trust, Inc.	3,910	955,878
Extra Space Storage, Inc.	7,429	561,112
Federal Realty Investment Trust	4,304	563,351
GGP, Inc.	34,894	754,059
HCP, Inc.	27,847	873,004
Host Hotels & Resorts, Inc.	44,506	798,883
Iron Mountain, Inc.	14,740	512,362

	Shares	Value
Real Estate Investment Trusts (continued)
Kimco Realty Corp.	25,467	$516,725
Macerich Co.	7,304	455,989
Mid-America Apartment Communities, Inc.	6,782	672,842
Prologis, Inc.	31,674	1,723,382
Public Storage	8,974	1,878,976
Realty Income Corp.	16,339	953,381
Regency Centers Corp.	8,750	552,825
Simon Property Group, Inc.	19,274	3,185,221
SL Green Realty Corp.	6,073	637,240
UDR, Inc.	15,937	595,088
Ventas, Inc.	21,218	1,358,164
Vornado Realty Trust	10,305	991,753
Welltower, Inc.	21,739	1,553,034
Weyerhaeuser Co.	44,823	1,518,155

		35,077,985

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	17,860	639,567

Road & Rail 0.9%
CSX Corp.	55,675	2,830,517
J.B. Hunt Transport Services, Inc.	5,245	470,266
Kansas City Southern	6,468	582,573
Norfolk Southern Corp.	17,549	2,061,832
Ryder System, Inc.	3,158	214,460
Union Pacific Corp.	48,905	5,475,404

		11,635,052

Semiconductors & Semiconductor Equipment 3.3%
Advanced Micro Devices, Inc. (a)	46,358	616,561
Analog Devices, Inc.	21,832	1,663,598
Applied Materials, Inc.	64,830	2,632,746
Broadcom, Ltd.	24,100	5,321,521
Intel Corp.	283,999	10,266,564
KLA-Tencor Corp.	9,418	925,036
Lam Research Corp.	9,757	1,413,302
Microchip Technology, Inc.	13,007	983,069
Micron Technology, Inc. (a)	62,294	1,723,675
NVIDIA Corp.	35,497	3,702,337
Qorvo, Inc. (a)	7,641	519,817
QUALCOMM, Inc.	88,763	4,770,124
Skyworks Solutions, Inc.	11,137	1,110,804
Texas Instruments, Inc.	59,956	4,747,316
Xilinx, Inc.	14,959	944,063

		41,340,533

Software 4.6%
Activision Blizzard, Inc.	41,568	2,171,928
Adobe Systems, Inc. (a)	29,782	3,983,045
Autodesk, Inc. (a)	11,668	1,050,937
CA, Inc.	18,793	616,974
Citrix Systems, Inc. (a)	9,244	748,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Electronic Arts, Inc. (a)	18,578	$1,761,566
Intuit, Inc.	14,648	1,834,076
♦Microsoft Corp.	464,385	31,791,797
Oracle Corp.	180,108	8,097,656
Red Hat, Inc. (a)	10,831	953,994
salesforce.com, Inc. (a)	39,468	3,398,984
Symantec Corp.	37,368	1,181,950
Synopsys, Inc. (a)	9,064	668,017

		58,259,133

Specialty Retail 2.4%
Advance Auto Parts, Inc.	4,413	627,264
AutoNation, Inc. (a)	3,968	166,656
AutoZone, Inc. (a)	1,712	1,185,029
Bed Bath & Beyond, Inc.	9,253	358,554
Best Buy Co., Inc.	16,366	847,923
CarMax, Inc. (a)	11,244	657,774
Foot Locker, Inc.	7,955	615,240
Gap, Inc.	13,096	343,115
Home Depot, Inc.	73,205	11,427,301
L Brands, Inc.	14,447	762,946
Lowe’s Cos., Inc.	52,043	4,417,410
O’Reilly Automotive, Inc. (a)	5,522	1,370,284
Ross Stores, Inc.	23,705	1,540,825
Signet Jewelers, Ltd.	4,167	274,355
Staples, Inc.	38,038	371,631
Tiffany & Co.	6,419	588,301
TJX Cos., Inc.	39,063	3,071,914
Tractor Supply Co.	7,961	492,866
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,503	985,884

		30,105,272

Technology Hardware, Storage & Peripherals 4.2%
♦Apple, Inc.	315,290	45,291,408
Hewlett Packard Enterprise Co.	99,833	1,859,889
HP, Inc.	101,764	1,915,198
NetApp, Inc.	16,283	648,878
Seagate Technology PLC	17,703	745,827
Western Digital Corp.	17,312	1,541,980
Xerox Corp.	50,900	365,971

		52,369,151

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	16,799	661,713
Hanesbrands, Inc.	22,504	490,812
Michael Kors Holdings, Ltd. (a)	9,846	367,551
NIKE, Inc. Class B	79,639	4,412,797
PVH Corp.	4,750	479,893
Ralph Lauren Corp.	3,370	272,026
Under Armour, Inc. (a)
Class A	10,786	231,791
Class C	10,866	210,909

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
VF Corp.	19,829	$1,083,258

		8,210,750

Tobacco 1.7%
Altria Group, Inc.	116,549	8,365,887
Philip Morris International, Inc.	93,231	10,333,724
Reynolds American, Inc.	49,701	3,205,715

		21,905,326

Trading Companies & Distributors 0.2%
Fastenal Co.	17,142	765,905
United Rentals, Inc. (a)	5,047	553,454
W.W. Grainger, Inc.	3,253	626,853

		1,946,212

Water Utilities 0.1%
American Water Works Co., Inc.	10,581	843,941

Total Common Stocks (Cost $398,635,343)		1,229,952,912	(b)

	Principal Amount
Short-Term Investments 2.7% (c)
U.S. Government & Federal Agencies 2.7%
0.731%, due 7/6/17	$24,700,000	$24,666,408
0.742%, due 7/6/17	200,000	199,728
0.743%, due 7/6/17	800,000	798,912
0.751%, due 7/6/17	1,000,000	998,640
0.767%, due 7/27/17 (d)	5,000,000	4,990,450
0.771%, due 7/6/17	200,000	199,728
0.771%, due 7/27/17 (d)	1,000,000	998,090
0.776%, due 7/20/17	800,000	798,624
0.792%, due 7/6/17	200,000	199,728
0.813%, due 7/6/17	400,000	399,456

Total Short-Term Investments (Cost $34,251,233)		34,249,764

Total Investments (Cost $432,886,576) (e)	100.2%	1,264,202,676
Other Assets, Less Liabilities	(0.2)	(2,851,636)
Net Assets	100.0%	$1,261,351,040

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.2% of the Portfolio’s net assets.

(c)	Interest rate shown represents yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	As of April 30, 2017, cost was $447,629,907 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$839,215,235
Gross unrealized depreciation	(22,642,466)

Net unrealized appreciation	$816,572,769

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Standard & Poor’s 500 Index Mini	287	June 2017	$34,160,175	$627,382

			$34,160,175	$627,382

1.	As of April 30, 2017, cash in the amount of $1,435,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,229,952,912	$—	$—	$1,229,952,912
Short-Term Investments
U.S. Government & Federal Agencies	—	34,249,764	—	34,249,764

Total Investments in Securities	1,229,952,912	34,249,764	—	1,264,202,676

Other Financial Instruments
Futures Contracts (b)	627,382	—	—	627,382

Total Investments in Securities and Other Financial Instruments	$1,230,580,294	$34,249,764	$—	$1,264,830,058

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $432,886,576)	$1,264,202,676
Cash	147,818
Receivables:
Fund shares sold	1,508,964
Dividends and interest	1,200,756
Other assets	44,540

Total assets	1,267,104,754

Liabilities
Payables:
Fund shares redeemed	4,748,542
Shareholder communication	304,624
Transfer agent (See Note 3)	255,632
Manager (See Note 3)	146,312
NYLIFE Distributors (See Note 3)	106,915
Variation margin on futures contracts	78,765
Professional fees	46,843
Custodian	34,801
Trustees	3,102
Accrued expenses	28,178

Total liabilities	5,753,714

Net assets	$1,261,351,040

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,597
Additional paid-in capital	306,844,435

306,870,032
Undistributed net investment income	5,943,312
Accumulated net realized gain (loss) on investments and futures transactions	116,594,214
Net unrealized appreciation (depreciation) on investments and futures contracts	831,943,482

Net assets	$1,261,351,040

Class A
Net assets applicable to outstanding shares	$464,511,692

Shares of beneficial interest outstanding	9,486,948

Net asset value per share outstanding	$48.96
Maximum sales charge (3.00% of offering price)	1.51

Maximum offering price per share outstanding	$50.47

Investor Class
Net assets applicable to outstanding shares	$59,043,785

Shares of beneficial interest outstanding	1,207,488

Net asset value per share outstanding	$48.90
Maximum sales charge (3.00% of offering price)	1.51

Maximum offering price per share outstanding	$50.41

Class I
Net assets applicable to outstanding shares	$737,795,563

Shares of beneficial interest outstanding	14,902,233

Net asset value and offering price per share outstanding	$49.51

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$13,434,850
Interest	81,880
Other income	824

Total income	13,517,554

Expenses
Manager (See Note 3)	1,563,925
Transfer agent (See Note 3)	902,597
Distribution/Service—Class A (See Note 3)	622,064
Distribution/Service—Investor Class (See Note 3)	65,418
Shareholder communication	309,105
Professional fees	48,969
Registration	29,456
Custodian	20,650
Trustees	17,159
Miscellaneous	38,349

Total expenses before waiver/reimbursement	3,617,692
Expense waiver/reimbursement from Manager (See Note 3)	(658,653)

Net expenses	2,959,039

Net investment income (loss)	10,558,515

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	125,371,972
Futures transactions	5,518,028

Net realized gain (loss) on investments and futures transactions	130,890,000

Net change in unrealized appreciation (depreciation) on:
Investments	18,338,303
Futures contracts	1,022,288

Net change in unrealized appreciation (depreciation) on investments and futures contracts	19,360,591

Net realized and unrealized gain (loss) on investments and futures transactions	150,250,591

Net increase (decrease) in net assets resulting from operations	$160,809,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,558,515	$32,220,681
Net realized gain (loss) on investments and futures transactions	130,890,000	405,520,861
Net change in unrealized appreciation (depreciation) on investments and futures contracts	19,360,591	(357,412,566)

Net increase (decrease) in net assets resulting from operations	160,809,106	80,328,976

Dividends and distributions to shareholders:
From net investment income:
Class A	(13,213,608)	(8,618,257)
Investor Class	(1,030,180)	(564,071)
Class I	(17,251,584)	(24,298,841)

	(31,495,372)	(33,481,169)

From net realized gain on investments:
Class A	(40,611,090)	(20,647,495)
Investor Class	(3,356,132)	(1,435,303)
Class I	(49,240,152)	(49,966,593)

	(93,207,374)	(72,049,391)

Total dividends and distributions to shareholders	(124,702,746)	(105,530,560)

Capital share transactions:
Net proceeds from sale of shares	124,688,792	319,927,703
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	123,091,574	104,647,161
Cost of shares redeemed (a)	(423,277,158)	(1,007,979,010)

Increase (decrease) in net assets derived from capital share transactions	(175,496,792)	(583,404,146)

Net increase (decrease) in net assets	(139,390,432)	(608,605,730)

Net Assets
Beginning of period	1,400,741,472	2,009,347,202

End of period	$1,261,351,040	$1,400,741,472

Undistributed net investment income at end of period	$5,943,312	$26,880,169

(a)	Includes in-kind redemptions in the amount of $502,767,101 during the year ended October 31, 2016.

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$47.57		$48.27	$46.85	$40.75	$32.74	$28.99

Net investment income (loss) (a)	0.36	‡	0.74	0.70	0.60	0.57	0.47
Net realized and unrealized gain (loss) on investments	5.45		1.06	1.44	6.09	7.94	3.70
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—	—	—	(0.00)‡

Total from investment operations	5.81		1.80	2.14	6.69	8.51	4.17

Less dividends and distributions:
From net investment income	(1.07)		(0.74)	(0.63)	(0.59)	(0.50)	(0.42)
From net realized gain on investments	(3.35)		(1.76)	(0.09)	—	—	—

Total dividends and distributions	(4.42)		(2.50)	(0.72)	(0.59)	(0.50)	(0.42)

Net asset value at end of period	$48.96		$47.57	$48.27	$46.85	$40.75	$32.74

Total investment return (b)	12.98%		3.92%	4.60%	16.59%	26.38%	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54	%††	1.60%	1.48%	1.37%	1.58%	1.47%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.70	%††	0.61%	0.60%	0.62%	0.65%	0.68%
Portfolio turnover rate	2%		4%	4%	4%	3%	9%
Net assets at end of period (in 000’s)	$464,512		$597,791	$566,621	$549,803	$470,293	$408,258

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$47.51		$48.22	$46.81	$40.73	$32.73	$28.98

Net investment income (loss) (a)	0.32	‡	0.69	0.65	0.55	0.53	0.44
Net realized and unrealized gain (loss) on investments	5.45		1.05	1.44	6.08	7.94	3.70
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—	—	—	(0.00)‡

Total from investment operations	5.77		1.74	2.09	6.63	8.47	4.14

Less dividends and distributions:
From net investment income	(1.03)		(0.69)	(0.59)	(0.55)	(0.47)	(0.39)
From net realized gain on investments	(3.35)		(1.76)	(0.09)	—	—	—

Total dividends and distributions	(4.38)		(2.45)	(0.68)	(0.55)	(0.47)	(0.39)

Net asset value at end of period	$48.90		$47.51	$48.22	$46.81	$40.73	$32.73

Total investment return (b)	12.93%		3.81%	4.49%	16.45%	26.24%	14.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	%††	1.49%	1.37%	1.27%	1.47%	1.42%
Net expenses	0.70	%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.85	%††	0.84%	0.81%	0.80%	0.83%	0.87%
Portfolio turnover rate	2%		4%	4%	4%	3%	9%
Net assets at end of period (in 000’s)	$59,044		$46,999	$39,219	$32,469	$27,916	$21,475

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$48.12		$48.81	$47.35	$41.17	$33.06	$29.28

Net investment income (loss) (a)	0.42	‡	0.87	0.83	0.71	0.67	0.55
Net realized and unrealized gain (loss) on investments	5.50		1.06	1.46	6.15	8.01	3.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	—	—	—	—	(0.00)‡

Total from investment operations	5.92		1.93	2.29	6.86	8.68	4.28

Less dividends and distributions:
From net investment income	(1.18)		(0.86)	(0.74)	(0.68)	(0.57)	(0.50)
From net realized gain on investments	(3.35)		(1.76)	(0.09)	—	—	—

Total dividends and distributions	(4.53)		(2.62)	(0.83)	(0.68)	(0.57)	(0.50)

Net asset value at end of period	$49.51		$48.12	$48.81	$47.35	$41.17	$33.06

Total investment return (b)	13.11%		4.17%	4.88%	16.88%	26.70%	14.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.88%	1.74%	1.62%	1.83%	1.77%
Net expenses	0.35	%††	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.45	%††	0.35%	0.35%	0.37%	0.40%	0.43%
Portfolio turnover rate	2%		4%	4%	4%	3%	9%
Net assets at end of period (in 000’s)	$737,795		$755,952	$1,403,507	$1,497,877	$1,344,989	$1,206,641

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares and Class R6 are offered at NAV and are not subject to a sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares and Class R6 shares are offered at NAV and are not subject to a sales charge. Class T shares are offered at NAV per share plus an initial sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

23

Notes to Financial Statements (Unaudited) (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of

24	MainStay S&P 500 Index Fund

decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

25

Notes to Financial Statements (Unaudited) (continued)

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instrument as of April 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$627,382	$627,382

Total Fair Value		$627,382	$627,382

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay S&P 500 Index Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$5,518,028	$5,518,028

Total Realized Gain (Loss)		$5,518,028	$5,518,028

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,022,288	$1,022,288

Total Change in Unrealized Appreciation (Depreciation)		$1,022,288	$1,022,288

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$39,702,953	$39,702,953

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $1,563,925 and waived its fees and/or reimbursed expenses in the amount of $658,653.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $32,759 and $20,658, respectively.

27

Notes to Financial Statements (Unaudited) (continued)

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $1,585.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$334,888
Investor Class	73,897
Class I	493,812

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$35,864,226
Long-Term Capital Gain	69,666,334
Total	$105,530,560

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $18,962 and $222,981, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,097,067	$51,950,678
Shares issued to shareholders in reinvestment of dividends and distributions	1,151,279	52,363,220
Shares redeemed	(5,384,169)	(249,887,659)

Net increase (decrease) in shares outstanding before conversion	(3,135,823)	(145,573,761)
Shares converted into Class A (See Note 1)	68,776	3,298,945
Shares converted from Class A (See Note 1)	(12,259)	(589,193)

Net increase (decrease)	(3,079,306)	$(142,864,009)

Year ended October 31, 2016:
Shares sold	2,170,137	$100,517,768
Shares issued to shareholders in reinvestment of dividends and distributions	620,657	28,450,950
Shares redeemed	(2,017,214)	(92,535,517)

Net increase (decrease) in shares outstanding before conversion	773,580	36,433,201
Shares converted into Class A (See Note 1)	71,922	3,350,167
Shares converted from Class A (See Note 1)	(16,789)	(784,562)

Net increase (decrease)	828,713	$38,998,806

28	MainStay S&P 500 Index Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	261,394	$12,477,877
Shares issued to shareholders in reinvestment of dividends and distributions	96,416	4,382,631
Shares redeemed	(81,987)	(3,926,996)

Net increase (decrease) in shares outstanding before conversion	275,823	12,933,512
Shares converted into Investor Class (See Note 1)	11,374	546,605
Shares converted from Investor Class (See Note 1)	(68,914)	(3,298,945)

Net increase (decrease)	218,283	$10,181,172

Year ended October 31, 2016:
Shares sold	312,853	$14,428,690
Shares issued to shareholders in reinvestment of dividends and distributions	43,564	1,996,026
Shares redeemed	(125,299)	(5,783,487)

Net increase (decrease) in shares outstanding before conversion	231,118	10,641,229
Shares converted into Investor Class (See Note 1)	16,804	784,562
Shares converted from Investor Class (See Note 1)	(71,982)	(3,350,167)

Net increase (decrease)	175,940	$8,075,624

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,261,551	$60,260,237
Shares issued to shareholders in reinvestment of dividends and distributions	1,443,714	66,345,723
Shares redeemed	(3,514,112)	(169,462,503)

Net increase (decrease) in shares outstanding before conversion	(808,847)	(42,856,543)
Shares converted into Class I (See Note 1)	889	42,588

Net increase (decrease)	(807,958)	$(42,813,955)

Year ended October 31, 2016:
Shares sold	4,406,303	$204,981,245
Shares issued to shareholders in reinvestment of dividends and distributions	1,603,982	74,200,185
Shares redeemed (a)	(19,056,937)	(909,660,006)

Net increase (decrease)	(13,046,652)	$(630,478,576)

(a)	Includes an in-kind redemption in the amount of $502,767,101 during the
year	ended October 31, 2016

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2016, the MainStay S&P 500 Index Fund redeemed shares of beneficial interest in exchange for securities. Cash and securities were transferred at their current value on the date of transactions.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
7/19/16	7,126,003	$347,251,572	$176,006,322
10/25/16	3,206,393	$155,515,529	$75,220,184

Note 11–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co.,

No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern

29

Notes to Financial Statements (Unaudited) (continued)

District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay S&P 500 Index Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the

32	MainStay S&P 500 Index Fund

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients,

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

34	MainStay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737109 MS144-17	MSSP10-06/17 (NYLIM) NL0A6

MainStay Target Date Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund(s) during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–1.10 4.66%	1.39 7.29%	4.68 5.87%	4.05 4.64%	1.29 1.29%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.11 4.64	1.26 7.15	4.56 5.75	4.26 4.91	1.58 1.58
Class I Shares	No Sales Charge		6/29/2007	4.76	7.47	6.11	4.91	1.05
Class R1 Shares	No Sales Charge		8/21/2014	4.59	7.41	3.38	N/A	1.12
Class R2 Shares	No Sales Charge		1/8/2009	4.56	7.07	5.75	8.13	1.40
Class R3 Shares	No Sales Charge		5/1/2008	4.44	6.91	5.51	4.58	1.69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	13.32%	17.92%	13.68%	7.08%
MSCI EAFE® Index[4]	11.47	11.29	6.78	0.69
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	2.27	4.48
Retirement 2010 Composite Index[6]	3.77	5.99	6.42	4.78
Average Lipper Mixed-Asset Target 2010 Fund[7]	4.73	7.31	5.36	3.78

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2010 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,046.60	$1.88	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,046.40	$2.38	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,047.60	$0.61	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,045.90	$1.12	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,045.60	$2.38	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,044.40	$3.65	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 4.66% for Class A shares and 4.64% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 4.76%, Class R1 shares returned 4.59%, Class R2 shares returned 4.56% and Class R3 shares returned 4.44%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund, and the 3.77% return of the Retirement 2010 Composite Index,2 which is an additional benchmark of the Fund. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 4.73% return of the Average Lipper3 Mixed-Asset Target 2010 Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2010 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2010 Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2010 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds was an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Retirement 2010 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

preference for small-cap stocks. After the election, the market appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads compressed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Retirement 2010 Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. Accordingly, we reduced the Fund’s allocation to MainStay High Yield Corporate Bond Fund.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded partly by reducing in the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, we meaningfully increased the Fund’s allocation to MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from iShares MSCI Poland Capped ETF and VanEck Vectors India Small-Cap ETF. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were iShares Russell 2000 Index ETF and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and iShares MSCI Philippines ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising

10	MainStay Retirement 2010 Fund

that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay High Yield Municipal Bond Fund. MainStay Indexed Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF both detracted marginally from the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 85.8%†
Equity Funds 26.8%
IQ 50 Percent Hedged FTSE Europe ETF	12,564	$237,962
IQ 50 Percent Hedged FTSE International ETF	46,544	921,311
IQ Global Resources ETF	9,037	234,600
MainStay Common Stock Fund Class I	87,376	1,947,605
MainStay Cornerstone Growth Fund Class I	39,694	1,224,970
MainStay Epoch International Choice Fund Class I	1,777	58,212
MainStay Epoch International Small Cap Fund Class I	9,993	226,938
MainStay Epoch U.S. All Cap Fund Class I	80,229	2,278,494
MainStay Epoch U.S. Equity Yield Fund Class I	27,307	424,074
MainStay ICAP Equity Fund Class I	22,202	971,764
MainStay International Equity Fund Class I	2	32
MainStay Large Cap Growth Fund Class I	114,814	1,121,733
MainStay MAP Equity Fund Class I	41,975	1,732,708
MainStay S&P 500 Index Fund Class I	19,360	958,501

Total Equity Funds (Cost $9,058,369)		12,338,904

Fixed Income Funds 59.0%
IQ Enhanced Core Bond U.S. ETF	111,967	2,184,476
IQ Enhanced Core Plus Bond U.S. ETF	268	5,360
MainStay Convertible Fund Class I	54,178	924,818
MainStay Floating Rate Fund Class I	134,184	1,255,961
MainStay High Yield Corporate Bond Fund Class I	347,496	2,015,475
MainStay Indexed Bond Fund Class I	710,816	7,563,085
MainStay Short Duration High Yield Fund Class I	139,405	1,388,478
MainStay Total Return Bond Fund Class I	1,113,989	11,752,585

Total Fixed Income Funds (Cost $27,091,291)		27,090,238

Total Affiliated Investment Companies (Cost $36,149,660)		39,429,142

Unaffiliated Investment Companies 12.4%
Equity Funds 4.5%
iShares MSCI All Country Asia ex-Japan ETF	3,767	241,879
iShares MSCI Frontier 100 ETF	703	20,190
iShares MSCI India ETF	874	28,038
iShares MSCI Philippines ETF	612	21,934
iShares MSCI Poland Capped ETF	547	12,997
iShares Russell 2000 ETF	11,545	1,605,448
SPDR S&P Emerging Markets Small Cap ETF	2,226	102,774
VanEck Vectors Africa Index ETF	596	12,606
VanEck Vectors India Small-Cap Index ETF	395	22,720

Total Equity Funds (Cost $1,608,065)		2,068,586

	Shares	Value
Fixed Income Funds 7.9%
iShares TIPS Bond ETF	7,414	$852,684
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	42,515	793,755
Vanguard Short-Term Inflation-Protected Securities ETF	40,073	1,982,011

Total Fixed Income Funds (Cost $3,589,792)		3,628,450

Total Unaffiliated Investment Companies (Cost $5,197,857)		5,697,036

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $770,463 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $795,000 and a Market Value of $789,357)	$770,457	770,457

Total Short-Term Investment (Cost $770,457)		770,457

Total Investments (Cost $42,117,974) (a)	99.9%	45,896,635
Other Assets, Less Liabilities	0.1	31,770
Net Assets	100.0%	$45,928,405

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2017, cost was $42,601,200 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,012,727
Gross unrealized depreciation	(717,292)

Net unrealized appreciation	$3,295,435

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$12,338,904	$—	$—	$12,338,904
Fixed Income Funds	27,090,238	—	—	27,090,238

Total Affiliated Investment Companies	39,429,142	—	—	39,429,142

Unaffiliated Investment Companies
Equity Funds	2,068,586	—	—	2,068,586
Fixed Income Funds	3,628,450	—	—	3,628,450

Total Unaffiliated Investment Companies	5,697,036	—	—	5,697,036

Short-Term Investment
Repurchase Agreement	—	770,457	—	770,457

Total Investments in Securities	$45,126,178	$770,457	$—	$45,896,635

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $36,149,660)	$39,429,142
Investment in unaffiliated investment companies, at value (identified cost $5,197,857)	5,697,036
Repurchase agreement, at value (identified cost $770,457)	770,457
Receivables:
Fund shares sold	36,527
Manager (See Note 3)	12,140
Dividends and interest	6
Other assets	32,438

Total assets	45,977,746

Liabilities
Payables:
Professional fees	26,069
Transfer agent (See Note 3)	15,012
Shareholder communication	2,885
NYLIFE Distributors (See Note 3)	2,101
Custodian	1,773
Fund shares redeemed	557
Trustees	77
Accrued expenses	867

Total liabilities	49,341

Net assets	$45,928,405

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$4,482
Additional paid-in capital	41,278,606

41,283,088
Undistributed net investment income	225,656
Accumulated net realized gain (loss) on investments	641,000
Net unrealized appreciation (depreciation) on investments	3,778,661

Net assets	$45,928,405

Class A
Net assets applicable to outstanding shares	$6,115,385

Shares of beneficial interest outstanding	600,780

Net asset value per share outstanding	$10.18
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.77

Investor Class
Net assets applicable to outstanding shares	$1,566,243

Shares of beneficial interest outstanding	153,167

Net asset value per share outstanding	$10.23
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.83

Class I
Net assets applicable to outstanding shares	$35,638,212

Shares of beneficial interest outstanding	3,473,630

Net asset value and offering price per share outstanding	$10.26

Class R1
Net assets applicable to outstanding shares	$25,934

Shares of beneficial interest outstanding	2,459

Net asset value and offering price per share outstanding (a)	$10.54

Class R2
Net assets applicable to outstanding shares	$2,539,874

Shares of beneficial interest outstanding	248,162

Net asset value and offering price per share outstanding	$10.23

Class R3
Net assets applicable to outstanding shares	$42,757

Shares of beneficial interest outstanding	4,105

Net asset value and offering price per share outstanding	$10.42

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$620,389
Dividend distributions from unaffiliated investment companies	61,639
Interest	251
Other income	31

Total income	682,310

Expenses
Transfer agent (See Note 3)	40,367
Registration	36,604
Manager (See Note 3)	24,463
Professional fees	16,784
Distribution/Service—Class A (See Note 3)	9,054
Distribution/Service—Investor Class (See Note 3)	1,946
Distribution/Service—Class R2 (See Note 3)	3,182
Distribution/Service—Class R3 (See Note 3)	104
Shareholder communication	3,135
Custodian	2,823
Shareholder service (See Note 3)	1,307
Trustees	619
Miscellaneous	4,693

Total expenses before waiver/reimbursement	145,081
Expense waiver/reimbursement from Manager (See Note 3)	(98,132)

Net expenses	46,949

Net investment income (loss)	635,361

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	509,877
Unaffiliated investment company transactions	115,089
Realized capital gain distributions from affiliated investment companies	499,280

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,124,246

Net change in unrealized appreciation (depreciation) on investments	511,978

Net realized and unrealized gain (loss) on investments	1,636,224

Net increase (decrease) in net assets resulting from operations	$2,271,585

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$635,361	$1,398,409
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,124,246	1,992,961
Net change in unrealized appreciation (depreciation) on investments	511,978	(1,320,708)

Net increase (decrease) in net assets resulting from operations	2,271,585	2,070,662

Dividends and distributions to shareholders:
From net investment income:
Class A	(200,761)	(157,403)
Investor Class	(38,575)	(28,056)
Class I	(1,064,946)	(929,470)
Class R1	—	(360,643)
Class R2	(54,925)	(49,796)
Class R3	(795)	(187)

	(1,360,002)	(1,525,555)

From net realized gain on investments:
Class A	(171,344)	(154,293)
Investor Class	(34,154)	(28,584)
Class I	(834,423)	(811,702)
Class R1	(539)	(323,018)
Class R2	(57,172)	(50,898)
Class R3	(884)	(219)

	(1,098,516)	(1,368,714)

Total dividends and distributions to shareholders	(2,458,518)	(2,894,269)

Capital share transactions:
Net proceeds from sale of shares	4,803,013	7,841,541
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,458,518	2,894,270
Cost of shares redeemed	(10,177,594)	(27,310,980)

Increase (decrease) in net assets derived from capital share transactions	(2,916,063)	(16,575,169)

Net increase (decrease) in net assets	(3,102,996)	(17,398,776)

Net Assets
Beginning of period	49,031,401	66,430,177

End of period	$45,928,405	$49,031,401

Undistributed net investment income at end of period	$225,656	$950,297

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.21	$10.37		$10.70	$10.74	$10.10	$10.01

Net investment income (loss) (a)	0.12	0.21		0.21	0.18	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.33	0.07		(0.09)	0.49	0.99	0.68

Total from investment operations	0.45	0.28		0.12	0.67	1.17	0.87

Less dividends and distributions:
From net investment income	(0.26)	(0.22)		(0.19)	(0.20)	(0.28)	(0.22)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.48)	(0.44)		(0.45)	(0.71)	(0.53)	(0.78)

Net asset value at end of period	$10.18	$10.21		$10.37	$10.70	$10.74	$10.10

Total investment return (b)	4.66%	2.89%		1.21%	6.54%	12.16%	9.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%††	2.06	%(c)	2.03%	1.75%	1.78%	1.93%
Net expenses (d)	0.37%††	0.35	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.77%††	0.73%		0.68%	0.67%	0.75%	0.69%
Portfolio turnover rate	26%	45%		48%	69%	82%	95%
Net assets at end of period (in 000’s)	$6,115	$6,321		$7,498	$9,099	$24,907	$6,064

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.05%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.25	$10.41		$10.73	$10.77	$10.13	$10.03

Net investment income (loss) (a)	0.12	0.20		0.19	0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.33	0.07		(0.08)	0.48	0.97	0.69

Total from investment operations	0.45	0.27		0.11	0.66	1.16	0.87

Less dividends and distributions:
From net investment income	(0.25)	(0.21)		(0.17)	(0.19)	(0.27)	(0.21)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.47)	(0.43)		(0.43)	(0.70)	(0.52)	(0.77)

Net asset value at end of period	$10.23	$10.25		$10.41	$10.73	$10.77	$10.13

Total investment return (b)	4.64%	2.79%		1.04%	6.46%	12.06%	9.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%††	1.96	%(c)	1.79%	1.67%	1.81%	1.79%
Net expenses (d)	0.47%††	0.45	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.93%††	1.02%		0.90%	0.76%	1.01%	1.11%
Portfolio turnover rate	26%	45%		48%	69%	82%	95%
Net assets at end of period (in 000’s)	$1,566	$1,508		$1,389	$1,343	$1,245	$977

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.30	$10.46		$10.79	$10.83	$10.19	$10.08

Net investment income (loss) (a)	0.14	0.23		0.23	0.21	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.33	0.08		(0.08)	0.49	0.98	0.69

Total from investment operations	0.47	0.31		0.15	0.70	1.20	0.91

Less dividends and distributions:
From net investment income	(0.29)	(0.25)		(0.22)	(0.23)	(0.31)	(0.24)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.51)	(0.47)		(0.48)	(0.74)	(0.56)	(0.80)

Net asset value at end of period	$10.26	$10.30		$10.46	$10.79	$10.83	$10.19

Total investment return (b)	4.76%	3.15%		1.46%	6.79%	12.41%	9.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%††	2.31	%(c)	2.17%	2.02%	2.18%	2.25%
Net expenses (d)	0.12%††	0.10	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.52%††	0.49%		0.43%	0.42%	0.50%	0.44%
Portfolio turnover rate	26%	45%		48%	69%	82%	95%
Net assets at end of period (in 000’s)	$35,638	$38,545		$39,519	$45,279	$31,739	$29,583

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.30%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2017*	2016		2015	2014
Net asset value at beginning of period	$10.30	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.13	0.23		0.22	0.04
Net realized and unrealized gain (loss) on investments	0.33	0.07		(0.08)	(0.03)

Total from investment operations	0.46	0.30		0.14	0.01

Less dividends and distributions:
From net investment income	—	(0.24)		(0.21)	—
From net realized gain on investments	(0.22)	(0.22)		(0.26)	—

Total dividends and distributions	(0.22)	(0.46)		(0.47)	—

Net asset value at end of period	$10.54	$10.30		$10.46	$10.79

Total investment return (b)	4.59%	3.09%		1.35%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%††	2.29	%(d)	2.06%	2.07	%††
Net expenses (e)	0.22%††	0.19	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.62%††	0.56%		0.53%	0.54	%††
Portfolio turnover rate	26%	45%		48%	69%
Net assets at end of period (in 000’s)	$26	$25		$15,645	$17,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.28%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.22	$10.39		$10.71	$10.75	$10.12	$10.01

Net investment income (loss) (a)	0.12	0.20		0.19	0.17	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.33	0.06		(0.08)	0.50	0.94	0.70

Total from investment operations	0.45	0.26		0.11	0.67	1.15	0.88

Less dividends and distributions:
From net investment income	(0.22)	(0.21)		(0.17)	(0.20)	(0.27)	(0.21)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.44)	(0.43)		(0.43)	(0.71)	(0.52)	(0.77)

Net asset value at end of period	$10.23	$10.22		$10.39	$10.71	$10.75	$10.12

Total investment return (b)	4.56%	2.69%		1.11%	6.58%	11.91%	9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%††	1.97	%(c)	1.79%	1.65%	2.02%	1.82%
Net expenses (d)	0.47%††	0.45	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.87%††	0.84%		0.78%	0.77%	0.85%	0.79%
Portfolio turnover rate	26%	45%		48%	69%	82%	95%
Net assets at end of period (in 000’s)	$2,540	$2,592		$2,368	$2,652	$2,428	$16,234

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.96%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.40	$10.55		$10.87	$10.73	$10.09	$10.00

Net investment income (loss) (a)	0.11	0.18		0.17	0.15	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.33	0.08		(0.08)	0.50	0.94	0.69

Total from investment operations	0.44	0.26		0.09	0.65	1.13	0.84

Less dividends and distributions:
From net investment income	(0.20)	(0.19)		(0.15)	—	(0.24)	(0.19)
From net realized gain on investments	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.42)	(0.41)		(0.41)	(0.51)	(0.49)	(0.75)

Net asset value at end of period	$10.42	$10.40		$10.55	$10.87	$10.73	$10.09

Total investment return (b)	4.44%	2.57%		0.83%	6.27%	11.76%	9.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%††	1.75	%(c)	1.55%	1.44%	1.84%	1.55%
Net expenses (d)	0.72%††	0.67	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.12 ††	1.13%		1.03%	1.02%	1.10%	1.04%
Portfolio turnover rate	26%	45%		48%	69%	82%	95%
Net assets at end of period (in 000’s)	$43	$41		$11	$11	$13	$867

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.69%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	1.27 7.16%	4.04 10.09%	5.93 7.13%	4.12 4.72%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.25 7.14	3.92 9.97	5.82 7.02	4.46 5.11	1.31 1.31
Class I Shares	No Sales Charge		6/29/2007	7.25	10.28	7.40	4.97	0.89
Class R1 Shares	No Sales Charge		8/21/2014	7.31	10.23	4.10	N/A	0.98
Class R2 Shares	No Sales Charge		1/8/2009	7.10	9.93	7.01	9.31	1.24
Class R3 Shares	No Sales Charge		5/1/2008	7.01	9.59	6.73	4.76	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	13.32%	17.92%	13.68%	7.08%
MSCI EAFE® Index[4]	11.47	11.29	6.78	0.69
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	2.27	4.48
Retirement 2020 Composite Index[6]	6.46	9.01	7.98	4.96
Average Lipper Mixed-Asset Target 2020 Fund[7]	5.56	8.37	5.77	3.62

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2020 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016 to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,071.60	$1.90	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,071.40	$2.41	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,072.50	$0.62	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,073.10	$1.13	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,071.00	$2.41	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,070.10	$3.70	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 7.16% for Class A shares and 7.14% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 7.25%, Class R1 shares returned 7.31%, Class R2 shares returned 7.10% and Class R3 shares returned 7.01%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 6.46% return of the Retirement 2020 Composite Index,2 which is an additional benchmark of the Fund; and the 5.56% return of the Average Lipper3 Mixed-Asset Target 2020 Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2020 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2020 Composite Index, the most influential factor is often the net performance of the Underlying

Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2020 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds was an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Retirement 2020 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads compressed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Retirement 2020 Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. Accordingly, we reduced the Fund’s allocation to MainStay High Yield Corporate Bond Fund.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded partly by reducing in the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, we meaningfully increased the Fund’s allocation to MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from iShares MSCI Poland ETF and VanEck Vectors India Small-Cap ETF. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Epoch U.S. All Cap Fund and iShares Russell 2000 Index ETF. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and VanEck Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising

25

that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay Short Duration High Yield Fund. MainStay Indexed Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF both detracted marginally from the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 83.2%†
Equity Funds 42.9%
IQ 50 Percent Hedged FTSE Europe ETF	57,129	$1,082,023
IQ 50 Percent Hedged FTSE International ETF	128,420	2,541,997
IQ Global Resources ETF	55,226	1,433,667
MainStay Common Stock Fund Class I (a)	460,372	10,261,687
MainStay Cornerstone Growth Fund Class I (a)	101,963	3,146,572
MainStay Epoch International Choice Fund Class I	96,668	3,166,834
MainStay Epoch International Small Cap Fund Class I (a)	111,121	2,523,553
MainStay Epoch U.S. All Cap Fund Class I	378,850	10,759,349
MainStay Epoch U.S. Equity Yield Fund Class I	79,293	1,231,426
MainStay ICAP Equity Fund Class I	110,037	4,816,302
MainStay International Equity Fund Class I	49,044	726,826
MainStay Large Cap Growth Fund Class I	417,009	4,074,182
MainStay MAP Equity Fund Class I	250,640	10,346,422
MainStay S&P 500 Index Fund Class I	110,560	5,473,821

Total Equity Funds (Cost $46,106,182)		61,584,661

Fixed Income Funds 40.3%
IQ Enhanced Core Bond U.S. ETF (a)	290,674	5,671,050
IQ Enhanced Core Plus Bond U.S. ETF	55,278	1,105,560
MainStay Convertible Fund Class I	167,179	2,853,744
MainStay Floating Rate Fund Class I	337,597	3,159,906
MainStay High Yield Corporate Bond Fund Class I	598,628	3,472,043
MainStay Indexed Bond Fund Class I	547,816	5,828,759
MainStay Short Duration High Yield Fund Class I	429,244	4,275,272
MainStay Total Return Bond Fund Class I	2,974,688	31,382,954

Total Fixed Income Funds (Cost $57,643,357)		57,749,288

Total Affiliated Investment Companies (Cost $103,749,539)		119,333,949

Unaffiliated Investment Companies 14.2%
Equity Funds 8.4%
iShares MSCI All Country Asia ex-Japan ETF	34,108	2,190,075
iShares MSCI Frontier 100 ETF	9,760	280,307
iShares MSCI India ETF	10,136	325,163
iShares MSCI Philippines ETF	6,661	238,730
iShares MSCI Poland Capped ETF	6,883	163,540
iShares Russell 2000 ETF	51,938	7,222,498
SPDR S&P Emerging Markets Small Cap ETF	24,663	1,138,691
VanEck Vectors Africa Index ETF	6,866	145,216
VanEck Vectors India Small-Cap Index ETF	5,280	303,706

Total Equity Funds (Cost $9,178,678)		12,007,926

	Shares	Value
Fixed Income Funds 5.8%
iShares TIPS Bond ETF	17,197	$1,977,827
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	92,950	1,735,377
Vanguard Short-Term Inflation-Protected Securities ETF	93,431	4,621,097

Total Fixed Income Funds (Cost $8,183,285)		8,334,301

Total Unaffiliated Investment Companies (Cost $17,361,963)		20,342,227

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $3,641,438 (Collateralized by a United States Treasury Bond security with a rate of 7.25% and a maturity date of 8/15/22, with a Principal Amount of $2,895,000 and a Market Value of $3,717,435)	$3,641,410	3,641,410

Total Short-Term Investment (Cost $3,641,410)		3,641,410

Total Investments (Cost $124,752,912) (b)	99.9%	143,317,586
Other Assets, Less Liabilities	0.1	92,040
Net Assets	100.0%	$143,409,626

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $126,804,212 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$18,906,688
Gross unrealized depreciation	(2,393,314)

Net unrealized appreciation	$16,513,374

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$61,584,661	$—	$—	$61,584,661
Fixed Income Funds	57,749,288	—	—	57,749,288

Total Affiliated Investment Companies	119,333,949	—	—	119,333,949

Unaffiliated Investment Companies
Equity Funds	12,007,926	—	—	12,007,926
Fixed Income Funds	8,334,301	—	—	8,334,301

Total Unaffiliated Investment Companies	20,342,227	—	—	20,342,227

Short-Term Investment
Repurchase Agreement	—	3,641,410	—	3,641,410

Total Investments in Securities	$139,676,176	$3,641,410	$—	$143,317,586

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $103,749,539)	$119,333,949
Investment in unaffiliated investment companies, at value (identified cost $17,361,963)	20,342,227
Repurchase agreement, at value (identified cost $3,641,410)	3,641,410
Receivables:
Fund shares sold	133,945
Manager (See Note 3)	4,817
Dividends and interest	27
Other assets	33,423

Total assets	143,489,798

Liabilities
Payables:
Professional fees	27,095
Fund shares redeemed	18,355
Transfer agent (See Note 3)	18,216
Shareholder communication	7,010
NYLIFE Distributors (See Note 3)	6,494
Custodian	1,216
Trustees	162
Accrued expenses	1,624

Total liabilities	80,172

Net assets	$143,409,626

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,228
Additional paid-in capital	123,045,028

123,058,256
Undistributed net investment income	472,720
Accumulated net realized gain (loss) on investments	1,313,976
Net unrealized appreciation (depreciation) on investments	18,564,674

Net assets	$143,409,626

Class A
Net assets applicable to outstanding shares	$20,390,691

Shares of beneficial interest outstanding	1,889,619

Net asset value per share outstanding	$10.79
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.42

Investor Class
Net assets applicable to outstanding shares	$8,767,854

Shares of beneficial interest outstanding	811,200

Net asset value per share outstanding	$10.81
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.44

Class I
Net assets applicable to outstanding shares	$111,460,271

Shares of beneficial interest outstanding	10,270,250

Net asset value and offering price per share outstanding	$10.85

Class R1
Net assets applicable to outstanding shares	$26,478

Shares of beneficial interest outstanding	2,385

Net asset value and offering price per share outstanding	$11.10

Class R2
Net assets applicable to outstanding shares	$2,697,498

Shares of beneficial interest outstanding	248,285

Net asset value and offering price per share outstanding	$10.86

Class R3
Net assets applicable to outstanding shares	$66,834

Shares of beneficial interest outstanding	6,090

Net asset value and offering price per share outstanding (a)	$10.98

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,884,436
Dividend distributions from unaffiliated investment companies	192,727
Interest	1,013
Other income	93

Total income	2,078,269

Expenses
Manager (See Note 3)	74,640
Transfer agent (See Note 3)	46,871
Distribution/Service—Class A (See Note 3)	26,177
Distribution/Service—Investor Class (See Note 3)	10,531
Distribution/Service—Class R2 (See Note 3)	3,447
Distribution/Service—Class R3 (See Note 3)	200
Registration	37,244
Professional fees	18,739
Shareholder communication	8,516
Custodian	3,239
Trustees	1,838
Shareholder service (See Note 3)	1,431
Miscellaneous	6,092

Total expenses before waiver/reimbursement	238,965
Expense waiver/reimbursement from Manager (See Note 3)	(99,667)

Net expenses	139,298

Net investment income (loss)	1,938,971

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,031,793
Unaffiliated investment company transactions	411,161
Realized capital gain distributions from affiliated investment companies	1,922,364

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	3,365,318

Net change in unrealized appreciation (depreciation) on investments	5,295,775

Net realized and unrealized gain (loss) on investments	8,661,093

Net increase (decrease) in net assets resulting from operations	$10,600,064

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,938,971	$3,198,247
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	3,365,318	4,751,130
Net change in unrealized appreciation (depreciation) on investments	5,295,775	(3,762,915)

Net increase (decrease) in net assets resulting from operations	10,600,064	4,186,462

Dividends and distributions to shareholders:
From net investment income:
Class A	(440,619)	(338,462)
Investor Class	(162,682)	(134,979)
Class I	(2,673,559)	(2,425,369)
Class R1	—	(614,005)
Class R2	(37,051)	(48,598)
Class R3	(1,094)	(974)

	(3,315,005)	(3,562,387)

From net realized gain on investments:
Class A	(462,597)	(408,901)
Investor Class	(179,315)	(171,975)
Class I	(2,538,470)	(2,601,099)
Class R1	(536)	(692,417)
Class R2	(62,487)	(61,650)
Class R3	(2,206)	(1,392)

	(3,245,611)	(3,937,434)

Total dividends and distributions to shareholders	(6,560,616)	(7,499,821)

Capital share transactions:
Net proceeds from sale of shares	14,018,934	23,935,776
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,555,187	7,499,571
Cost of shares redeemed	(27,281,735)	(54,662,968)

Increase (decrease) in net assets derived from capital share transactions	(6,707,614)	(23,227,621)

Net increase (decrease) in net assets	(2,668,166)	(26,540,980)

Net Assets
Beginning of period	146,077,792	172,618,772

End of period	$143,409,626	$146,077,792

Undistributed net investment income at end of period	$472,720	$1,848,754

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.51	$10.76		$10.99	$10.70	$9.65	$9.47

Net investment income (loss) (a)	0.13	0.18		0.20	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.60	0.02		(0.04)	0.64	1.34	0.71

Total from investment operations	0.73	0.20		0.16	0.79	1.50	0.88

Less dividends and distributions:
From net investment income	(0.22)	(0.20)		(0.17)	(0.17)	(0.23)	(0.17)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.45)	(0.45)		(0.39)	(0.50)	(0.45)	(0.70)

Net asset value at end of period	$10.79	$10.51		$10.76	$10.99	$10.70	$9.65

Total investment return (b)	7.16%	1.99%		1.50%	7.59%	16.17%	10.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%††	1.71	%(c)	1.81%	1.40%	1.56%	1.82%
Net expenses (d)	0.37%††	0.36	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.51%††	0.51%		0.50%	0.52%	0.60%	0.60%
Portfolio turnover rate	24%	48%		49%	64%	71%	95%
Net assets at end of period (in 000’s)	$20,391	$18,083		$17,155	$21,397	$45,057	$12,441

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.70%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.52	$10.78		$11.00	$10.71	$9.67	$9.48

Net investment income (loss) (a)	0.12	0.16		0.16	0.14	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.61	0.02		(0.01)	0.64	1.33	0.73

Total from investment operations	0.73	0.18		0.15	0.78	1.49	0.88

Less dividends and distributions:
From net investment income	(0.21)	(0.19)		(0.15)	(0.16)	(0.23)	(0.16)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.44)	(0.44)		(0.37)	(0.49)	(0.45)	(0.69)

Net asset value at end of period	$10.81	$10.52		$10.78	$11.00	$10.71	$9.67

Total investment return (b)	7.14%	1.80%		1.46%	7.51%	15.96%	10.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%††	1.59	%(c)	1.46%	1.27%	1.63%	1.62%
Net expenses (d)	0.47%††	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.66%††	0.68%		0.66%	0.69%	0.80%	0.81%
Portfolio turnover rate	24%	48%		49%	64%	71%	95%
Net assets at end of period (in 000’s)	$8,768	$8,243		$7,395	$6,840	$5,637	$3,803

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.58%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.58	$10.83		$11.06	$10.76	$9.72	$9.52

Net investment income (loss) (a)	0.14	0.20		0.20	0.17	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.60	0.03		(0.01)	0.65	1.32	0.73

Total from investment operations	0.74	0.23		0.19	0.82	1.52	0.92

Less dividends and distributions:
From net investment income	(0.24)	(0.23)		(0.20)	(0.19)	(0.26)	(0.19)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.47)	(0.48)		(0.42)	(0.52)	(0.48)	(0.72)

Net asset value at end of period	$10.85	$10.58		$10.83	$11.06	$10.76	$9.72

Total investment return (b)	7.25%	2.24%		1.82%	7.90%	16.28%	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.65%††	1.96	%(c)	1.82%	1.58%	1.96%	2.05%
Net expenses (d)	0.12%††	0.11	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.26%††	0.26%		0.25%	0.26%	0.35%	0.35%
Portfolio turnover rate	24%	48%		49%	64%	71%	95%
Net assets at end of period (in 000’s)	$111,460	$116,812		$114,763	$114,587	$67,981	$52,164

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2017*	2016		2015	2014
Net asset value at beginning of period	$10.57	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.14	0.20		0.19	0.03
Net realized and unrealized gain (loss) on investments	0.62	0.01		(0.01)	(0.02)

Total from investment operations	0.76	0.21		0.18	0.01

Less dividends and distributions:
From net investment income	—	(0.22)		(0.20)	—
From net realized gain on investments	(0.23)	(0.25)		(0.22)	—

Total dividends and distributions	(0.23)	(0.47)		(0.42)	—

Net asset value at end of period	$11.10	$10.57		$10.83	$11.07

Total investment return (b)	7.31%	2.03%		1.67%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%††	1.96	%(d)	1.74%	1.38	%††
Net expenses (e)	0.22%††	0.21	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.35%††	0.35%		0.35%	0.35	%††
Portfolio turnover rate	24%	48%		49%	64%
Net assets at end of period (in 000’s)	$26	$25		$30,610	$30,258

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.50	$10.76		$10.99	$10.70	$9.66	$9.47

Net investment income (loss) (a)	0.12	0.16		0.17	0.14	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.61	0.02		(0.02)	0.64	1.28	0.73

Total from investment operations	0.73	0.18		0.15	0.78	1.48	0.88

Less dividends and distributions:
From net investment income	(0.14)	(0.19)		(0.16)	(0.16)	(0.22)	(0.16)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.37)	(0.44)		(0.38)	(0.49)	(0.44)	(0.69)

Net asset value at end of period	$10.86	$10.50		$10.76	$10.99	$10.70	$9.66

Total investment return (b)	7.10%	1.80%		1.43%	7.51%	15.93%	9.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%††	1.60	%(c)	1.59%	1.26%	2.01%	1.62%
Net expenses (d)	0.47%††	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.61%††	0.61%		0.60%	0.61%	0.70%	0.70%
Portfolio turnover rate	24%	48%		49%	64%	71%	95%
Net assets at end of period (in 000’s)	$2,697	$2,818		$2,661	$5,082	$3,908	$25,259

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.59%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.59	$10.85		$11.08	$10.66	$9.62	$9.45

Net investment income (loss) (a)	0.12	0.12		0.17	0.12	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.61	0.04		(0.05)	0.63	1.28	0.72

Total from investment operations	0.73	0.16		0.12	0.75	1.46	0.85

Less dividends and distributions:
From net investment income	(0.11)	(0.17)		(0.13)	(0.00)‡	(0.20)	(0.15)
From net realized gain on investments	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.34)	(0.42)		(0.35)	(0.33)	(0.42)	(0.68)

Net asset value at end of period	$10.98	$10.59		$10.85	$11.08	$10.66	$9.62

Total investment return (b)	7.01%	1.57%		1.13%	7.22%	15.71%	9.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%††	1.13	%(c)	1.52%	1.13%	1.82%	1.41%
Net expenses (d)	0.72%††	0.71	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.86%††	0.86%		0.85%	0.86%	0.96%	0.95%
Portfolio turnover rate	24%	48%		49%	64%	71%	95%
Net assets at end of period (in 000’s)	$67	$97		$35	$78	$122	$2,085

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.12%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	3.63 9.66%	6.57 12.77%	7.25 8.47%	4.16 4.76%	1.20 1.20%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.62 9.65	6.46 12.65	7.13 8.35	4.72 5.37	1.41 1.41
Class I Shares	No Sales Charge		6/29/2007	9.69	12.99	8.69	5.00	0.95
Class R1 Shares	No Sales Charge		8/21/2014	9.71	12.91	4.74	N/A	1.04
Class R2 Shares	No Sales Charge		1/8/2009	9.57	12.68	8.34	10.41	1.30
Class R3 Shares	No Sales Charge		5/1/2008	9.30	12.26	8.05	5.01	1.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	13.32%	17.92%	13.68%	7.08%
MSCI EAFE® Index[4]	11.47	11.29	6.78	0.69
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	2.27	4.48
Retirement 2030 Composite Index[6]	8.85	11.74	9.60	5.21
Average Lipper Mixed-Asset Target 2030 Fund[7]	8.25	11.56	7.41	3.96

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2030 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026 to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,096.60	$1.92	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,096.50	$2.44	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,096.90	$0.62	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,097.10	$1.14	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,095.70	$2.44	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,093.00	$3.74	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 9.66% for Class A shares and 9.65% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 9.69%, Class R1 shares returned 9.71%, Class R2 shares returned 9.57% and Class R3 shares returned 9.30%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 8.85% return of the Retirement 2030 Composite Index,2 which is an additional benchmark of the Fund; and the 8.25% return of the Average Lipper3 Mixed-Asset Target 2030 Fund. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds”” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2030 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2030 Composite Index, the most influential factor is often the net performance of the Underlying

Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2030 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds was an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Retirement 2030 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads compressed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Retirement 2030 Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. Accordingly, we reduced the Fund’s allocation to MainStay High Yield Corporate Bond Fund.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded partly by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, we meaningfully increased the Fund’s allocation to MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from iShares MSCI Poland ETF and VanEck Vectors India Small-Cap ETF. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Epoch U.S. All Cap Fund and iShares Russell 2000 Index ETF. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and VanEck Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising

40	MainStay Retirement 2030 Fund

that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay Short Duration High Yield Fund. MainStay Total Return Bond Fund and iShares TIPS Bond ETF made the smallest contributions to the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 82.4%†
Equity Funds 56.8%
IQ 50 Percent Hedged FTSE Europe ETF	97,803	$1,852,389
IQ 50 Percent Hedged FTSE International ETF	223,280	4,419,694
IQ Global Resources ETF	132,242	3,433,002
MainStay Common Stock Fund Class I (a)	1,005,062	22,402,836
MainStay Cornerstone Growth Fund Class I (a)	173,442	5,352,405
MainStay Epoch International Choice Fund Class I	329,857	10,806,124
MainStay Epoch International Small Cap Fund Class I (a)	267,264	6,069,558
MainStay Epoch U.S. All Cap Fund Class I	865,534	24,581,170
MainStay Epoch U.S. Equity Yield Fund Class I	211,628	3,286,578
MainStay ICAP Equity Fund Class I	267,890	11,725,566
MainStay International Equity Fund Class I	212,879	3,154,868
MainStay Large Cap Growth Fund Class I	876,667	8,565,035
MainStay MAP Equity Fund Class I	591,403	24,413,102
MainStay S&P 500 Index Fund Class I	257,542	12,750,923

Total Equity Funds (Cost $113,149,764)		142,813,250

Fixed Income Funds 25.6%
IQ Enhanced Core Plus Bond U.S. ETF	571,282	11,425,640
MainStay Convertible Fund Class I	290,323	4,955,821
MainStay Floating Rate Fund Class I	708,826	6,634,612
MainStay High Yield Corporate Bond Fund Class I	1,048,630	6,082,055
MainStay Short Duration High Yield Fund Class I	711,531	7,086,845
MainStay Total Return Bond Fund Class I	2,686,804	28,345,787

Total Fixed Income Funds (Cost $63,671,927)		64,530,760

Total Affiliated Investment Companies (Cost $176,821,691)		207,344,010

Unaffiliated Investment Companies 14.2%
Equity Funds 11.6%
iShares MSCI All Country Asia ex-Japan ETF	70,745	4,542,536
iShares MSCI Frontier 100 ETF	20,638	592,723
iShares MSCI India ETF	22,677	727,478
iShares MSCI Philippines ETF	14,476	518,820
iShares MSCI Poland Capped ETF	15,647	371,773
iShares Russell 2000 ETF	134,884	18,756,969
SPDR S&P Emerging Markets Small Cap ETF	57,580	2,658,469
VanEck Vectors Africa Index ETF	15,624	330,449
VanEck Vectors India Small-Cap Index ETF	11,425	657,166

Total Equity Funds (Cost $22,265,094)		29,156,383

	Shares	Value
Fixed Income Funds 2.6%
iShares TIPS Bond ETF	6,336	$728,703
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	224,767	4,196,400
Vanguard Short-Term Inflation-Protected Securities ETF	32,188	1,592,019

Total Fixed Income Funds (Cost $6,425,922)		6,517,122

Total Unaffiliated Investment Companies (Cost $28,691,016)		35,673,505

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $8,546,085 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/22, with a Principal Amount of $8,625,000 and a Market Value of $8,717,615)	$8,546,021	8,546,021

Total Short-Term Investment (Cost $8,546,021)		8,546,021

Total Investments (Cost $214,058,728) (b)	100.0%	251,563,536
Other Assets, Less Liabilities	0.0 ‡	4,942
Net Assets	100.0%	$251,568,478

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $218,157,168 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$37,603,777
Gross unrealized depreciation	(4,197,409)

Net unrealized appreciation	$33,406,368

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$142,813,250	$—	$—	$142,813,250
Fixed Income Funds	64,530,760	—	—	64,530,760

Total Affiliated Investment Companies	207,344,010	—	—	207,344,010

Unaffiliated Investment Companies
Equity Funds	29,156,383	—	—	29,156,383
Fixed Income Funds	6,517,122	—	—	6,517,122

Total Unaffiliated Investment Companies	35,673,505	—	—	35,673,505

Short-Term Investment
Repurchase Agreement	—	8,546,021	—	8,546,021

Total Investments in Securities	$243,017,515	$8,546,021	$—	$251,563,536

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $176,821,691)	$207,344,010
Investment in unaffiliated investment companies, at value (identified cost $28,691,016)	35,673,505
Repurchase agreement, at value (identified cost $8,546,021)	8,546,021
Receivables:
Fund shares sold	256,451
Manager (See Note 3)	2,220
Dividends and interest	64
Other assets	34,231

Total assets	251,856,502

Liabilities
Payables:
Fund shares redeemed	205,344
Transfer agent (See Note 3)	32,346
Professional fees	27,988
NYLIFE Distributors (See Note 3)	9,486
Shareholder communication	9,302
Custodian	1,031
Trustees	216
Accrued expenses	2,311

Total liabilities	288,024

Net assets	$251,568,478

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,675
Additional paid-in capital	213,074,307

213,096,982
Undistributed net investment income	559,748
Accumulated net realized gain (loss) on investments	406,940
Net unrealized appreciation (depreciation) on investments	37,504,808

Net assets	$251,568,478

Class A
Net assets applicable to outstanding shares	$24,273,927

Shares of beneficial interest outstanding	2,203,343

Net asset value per share outstanding	$11.02
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.66

Investor Class
Net assets applicable to outstanding shares	$17,028,980

Shares of beneficial interest outstanding	1,544,495

Net asset value per share outstanding	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.67

Class I
Net assets applicable to outstanding shares	$204,689,748

Shares of beneficial interest outstanding	18,421,758

Net asset value and offering price per share outstanding	$11.11

Class R1
Net assets applicable to outstanding shares	$27,012

Shares of beneficial interest outstanding	2,385

Net asset value and offering price per share outstanding	$11.33

Class R2
Net assets applicable to outstanding shares	$5,223,774

Shares of beneficial interest outstanding	473,758

Net asset value and offering price per share outstanding	$11.03

Class R3
Net assets applicable to outstanding shares	$325,037

Shares of beneficial interest outstanding	29,113

Net asset value and offering price per share outstanding	$11.16

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,213,897
Dividend distributions from unaffiliated investment companies	360,642
Interest	1,778
Other income	162

Total income	3,576,479

Expenses
Manager (See Note 3)	123,298
Transfer agent (See Note 3)	90,392
Distribution/Service—Class A (See Note 3)	29,327
Distribution/Service—Investor Class (See Note 3)	19,485
Distribution/Service—Class R2 (See Note 3)	6,178
Distribution/Service—Class R3 (See Note 3)	952
Registration	37,396
Professional fees	20,599
Shareholder communication	12,709
Custodian	3,453
Trustees	2,953
Shareholder service (See Note 3)	2,674
Miscellaneous	7,319

Total expenses before waiver/reimbursement	356,735
Expense waiver/reimbursement from Manager (See Note 3)	(136,204)

Net expenses	220,531

Net investment income (loss)	3,355,948

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	308,074
Unaffiliated investment company transactions	296,687
Realized capital gain distributions from affiliated investment companies	3,900,790

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,505,551

Net change in unrealized appreciation (depreciation) on investments	15,127,601

Net realized and unrealized gain (loss) on investments	19,633,152

Net increase (decrease) in net assets resulting from operations	$22,989,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,355,948	$4,083,279
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	4,505,551	6,499,808
Net change in unrealized appreciation (depreciation) on investments	15,127,601	(6,457,204)

Net increase (decrease) in net assets resulting from operations	22,989,100	4,125,883

Dividends and distributions to shareholders:
From net investment income:
Class A	(424,710)	(294,784)
Investor Class	(254,739)	(206,958)
Class I	(3,967,894)	(3,680,330)
Class R1	—	(431,399)
Class R2	(70,983)	(77,612)
Class R3	(5,100)	(4,368)

	(4,723,426)	(4,695,451)

From net realized gain on investments:
Class A	(639,490)	(398,732)
Investor Class	(407,328)	(293,188)
Class I	(5,379,510)	(4,400,890)
Class R1	(675)	(544,444)
Class R2	(134,275)	(110,954)
Class R3	(11,428)	(7,348)

	(6,572,706)	(5,755,556)

Total dividends and distributions to shareholders	(11,296,132)	(10,451,007)

Capital share transactions:
Net proceeds from sale of shares	23,387,308	34,804,954
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	11,295,794	10,451,005
Cost of shares redeemed	(27,341,696)	(46,187,036)

Increase (decrease) in net assets derived from capital share transactions	7,341,406	(931,077)

Net increase (decrease) in net assets	19,034,374	(7,256,201)

Net Assets
Beginning of period	232,534,104	239,790,305

End of period	$251,568,478	$232,534,104

Undistributed net investment income at end of period	$559,748	$1,927,226

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.52	$10.87	$11.03	$10.63	$9.11	$9.01

Net investment income (loss) (a)	0.14	0.15	0.20	0.12	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.84	(0.05)	0.01	0.76	1.73	0.73

Total from investment operations	0.98	0.10	0.21	0.88	1.85	0.86

Less dividends and distributions:
From net investment income	(0.19)	(0.19)	(0.16)	(0.15)	(0.19)	(0.13)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.48)	(0.45)	(0.37)	(0.48)	(0.33)	(0.76)

Net asset value at end of period	$11.02	$10.52	$10.87	$11.03	$10.63	$9.11

Total investment return (b)	9.66%	1.11%	1.87%	8.47%	20.96%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	1.48%	1.81%	1.12%	1.26%	1.49%
Net expenses (c)	0.37%††	0.37%	0.37%	0.37%	0.37%	0.36%
Expenses (before waiver/reimbursement) (c)	0.48%††	0.50%	0.49%	0.52%	0.61%	0.60%
Portfolio turnover rate	22%	43%	42%	68%	72%	101%
Net assets at end of period (in 000’s)	$24,274	$18,130	$15,685	$21,484	$36,051	$11,725

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.52	$10.87	$11.03	$10.64	$9.13	$9.03

Net investment income (loss) (a)	0.13	0.14	0.14	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.85	(0.04)	0.05	0.76	1.70	0.74

Total from investment operations	0.98	0.10	0.19	0.86	1.83	0.85

Less dividends and distributions:
From net investment income	(0.18)	(0.19)	(0.14)	(0.14)	(0.18)	(0.12)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.47)	(0.45)	(0.35)	(0.47)	(0.32)	(0.75)

Net asset value at end of period	$11.03	$10.52	$10.87	$11.03	$10.64	$9.13

Total investment return (b)	9.65%	1.02%	1.74%	8.29%	20.74%	10.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%††	1.38%	1.23%	0.93%	1.35%	1.20%
Net expenses (c)	0.47%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.66%††	0.71%	0.71%	0.73%	0.83%	0.90%
Portfolio turnover rate	22%	43%	42%	68%	72%	101%
Net assets at end of period (in 000’s)	$17,029	$14,397	$11,606	$9,428	$7,020	$4,447

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.62	$10.96	$11.13	$10.73	$9.19	$9.08

Net investment income (loss) (a)	0.15	0.18	0.18	0.14	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.84	(0.04)	0.05	0.77	1.73	0.73

Total from investment operations	0.99	0.14	0.23	0.91	1.90	0.88

Less dividends and distributions:
From net investment income	(0.21)	(0.22)	(0.19)	(0.18)	(0.22)	(0.14)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.50)	(0.48)	(0.40)	(0.51)	(0.36)	(0.77)

Net asset value at end of period	$11.11	$10.62	$10.96	$11.13	$10.73	$9.19

Total investment return (b)	9.69%	1.44%	2.05%	8.66%	21.34%	10.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.77%††	1.76%	1.62%	1.26%	1.73%	1.73%
Net expenses (c)	0.12%††	0.12%	0.12%	0.12%	0.12%	0.11%
Expenses (before waiver/reimbursement) (c)	0.23%††	0.25%	0.24%	0.26%	0.36%	0.35%
Portfolio turnover rate	22%	43%	42%	68%	72%	101%
Net assets at end of period (in 000’s)	$204,690	$194,728	$184,691	$169,153	$98,357	$80,756

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,		August 21, 2014** through October 31,
Class R1	2017*	2016	2015	2014
Net asset value at beginning of period	$10.61	$10.95	$11.12	$11.13

Net investment income (loss) (a)	0.14	0.19	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.87	(0.06)	0.05	(0.03)

Total from investment operations	1.01	0.13	0.22	(0.01)

Less dividends and distributions:
From net investment income	—	(0.21)	(0.18)	—
From net realized gain on investments	(0.29)	(0.26)	(0.21)	—

Total dividends and distributions	(0.29)	(0.47)	(0.39)	—

Net asset value at end of period	$11.33	$10.61	$10.95	$11.12

Total investment return (b)	9.71%	1.33%	1.98%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%††	1.84%	1.54%	0.85	% ††
Net expenses (d)	0.22%††	0.22%	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (d)	0.33%††	0.34%	0.34%	0.35	% ††
Portfolio turnover rate	22%	43%	42%	68%
Net assets at end of period (in 000’s)	$27	$25	$22,982	$21,771

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.50	$10.84	$11.01	$10.62	$9.10	$9.00

Net investment income (loss) (a)	0.13	0.15	0.16	0.10	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.84	(0.05)	0.03	0.76	1.67	0.74

Total from investment operations	0.97	0.10	0.19	0.86	1.84	0.85

Less dividends and distributions:
From net investment income	(0.15)	(0.18)	(0.15)	(0.14)	(0.18)	(0.12)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.44)	(0.44)	(0.36)	(0.47)	(0.32)	(0.75)

Net asset value at end of period	$11.03	$10.50	$10.84	$11.01	$10.62	$9.10

Total investment return (b)	9.57%	1.11%	1.70%	8.27%	20.86%	10.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%††	1.41%	1.44%	0.94%	1.80%	1.27%
Net expenses (c)	0.47%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.58%††	0.60%	0.59%	0.61%	0.71%	0.71%
Portfolio turnover rate	22%	43%	42%	68%	72%	101%
Net assets at end of period (in 000’s)	$5,224	$4,840	$4,524	$7,634	$5,691	$18,161

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class R3	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.62	$10.96	$11.13	$10.62	$9.10	$9.01

Net investment income (loss) (a)	0.13	0.11	0.12	0.06	0.16	0.09
Net realized and unrealized gain (loss) on investments	0.83	(0.03)	0.05	0.78	1.66	0.73

Total from investment operations	0.96	0.08	0.17	0.84	1.82	0.82

Less dividends and distributions:
From net investment income	(0.13)	(0.16)	(0.13)	—	(0.16)	(0.10)
From net realized gain on investments	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.42)	(0.42)	(0.34)	(0.33)	(0.30)	(0.73)

Net asset value at end of period	$11.16	$10.62	$10.96	$11.13	$10.62	$9.10

Total investment return (b)	9.30%	0.83%	1.47%	8.04%	20.43%	10.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%††	1.07%	1.06%	0.57%	1.67%	1.05%
Net expenses (c)	0.72%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.83%††	0.85%	0.84%	0.86%	0.96%	0.96%
Portfolio turnover rate	22%	43%	42%	68%	72%	101%
Net assets at end of period (in 000’s)	$325	$414	$303	$317	$123	$6,579

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	5.08 11.19%	8.24 14.54%	7.97 9.19%	4.20 4.80%	1.25 1.25%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	5.03 11.14	8.07 14.36	7.85 9.08	4.88 5.53	1.51 1.51
Class I Shares	No Sales Charge		6/29/2007	11.38	14.80	9.46	5.06	1.00
Class R1 Shares	No Sales Charge		8/21/2014	11.30	14.61	5.08	N/A	1.10
Class R2 Shares	No Sales Charge		1/8/2009	11.18	14.29	9.09	11.00	1.35
Class R3 Shares	No Sales Charge		5/1/2008	11.06	14.04	8.83	5.18	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	13.32%	17.92%	13.68%	7.08%
MSCI EAFE® Index[4]	11.47	11.29	6.78	0.69
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	2.27	4.48
Retirement 2040 Composite Index[6]	10.55	13.66	10.61	5.45
Average Lipper Mixed-Asset Target 2040 Fund[7]	10.14	13.79	8.33	4.14

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2040 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036 to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,111.90	$1.94	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,111.40	$2.46	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,113.80	$0.63	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,113.00	$1.15	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,111.80	$2.46	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,110.60	$3.77	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 11.19% for Class A shares and 11.14% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 11.38%, Class R1 shares returned 11.30%, Class R2 shares returned 11.18% and Class R3 shares returned 11.06%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 10.55% return of the Retirement 2040 Composite Index,2 which is an additional benchmark of the Fund; and the 10.14% return of the Average Lipper3 Mixed-Asset Target 2040 Fund. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds”” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2040 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2040 Composite Index, the most influential factor is often the net performance of the Underlying

Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2040 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds was an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Retirement 2040 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads compressed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Retirement 2040 Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. Accordingly, we reduced the Fund’s allocation to MainStay High Yield Corporate Bond Fund.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded partly by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, we meaningfully increased the Fund’s allocation to MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from iShares MSCI Poland ETF and VanEck Vectors India Small-Cap ETF. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Epoch U.S. All Cap Fund and iShares Russell 2000 Index ETF. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and VanEck Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising

55

that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay Short Duration High Yield Fund. MainStay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF made the smallest contributions to the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 78.8%†
Equity Funds 65.9%
IQ 50 Percent Hedged FTSE Europe ETF	67,284	$1,274,359
IQ 50 Percent Hedged FTSE International ETF	170,157	3,368,156
IQ Global Resources ETF	121,558	3,155,646
MainStay Common Stock Fund Class I (a)	866,975	19,324,873
MainStay Cornerstone Growth Fund Class I (a)	154,003	4,752,545
MainStay Epoch International Choice Fund Class I	393,473	12,890,167
MainStay Epoch International Small Cap Fund Class I (a)	283,748	6,443,925
MainStay Epoch U.S. All Cap Fund Class I	822,331	23,354,196
MainStay Epoch U.S. Equity Yield Fund Class I	256,740	3,987,165
MainStay ICAP Equity Fund Class I	251,209	10,995,400
MainStay International Equity Fund Class I	304,732	4,516,122
MainStay Large Cap Growth Fund Class I	1,370,487	13,389,654
MainStay MAP Equity Fund Class I	448,412	18,510,442
MainStay S&P 500 Index Fund Class I	230,376	11,405,909

Total Equity Funds (Cost $114,131,360)		137,368,559

Fixed Income Funds 12.9%
IQ Enhanced Core Plus Bond U.S. ETF	231,308	4,626,160
MainStay Convertible Fund Class I	240,187	4,100,000
MainStay Floating Rate Fund Class I	553,429	5,180,092
MainStay High Yield Corporate Bond Fund Class I	431,109	2,500,433
MainStay Short Duration High Yield Fund Class I	538,219	5,360,664
MainStay Total Return Bond Fund Class I	489,856	5,167,976

Total Fixed Income Funds (Cost $26,428,090)		26,935,325

Total Affiliated Investment Companies (Cost $140,559,450)		164,303,884

Unaffiliated Investment Companies 17.1%
Equity Funds 14.6%
iShares MSCI All Country Asia ex-Japan ETF	64,020	4,110,724
iShares MSCI Frontier 100 ETF	18,592	533,962
iShares MSCI India ETF	19,808	635,441
iShares MSCI Philippines ETF	13,069	468,393
iShares MSCI Poland Capped ETF	13,014	309,213
iShares Russell 2000 ETF	151,865	21,118,347
SPDR S&P Emerging Markets Small Cap ETF	52,202	2,410,166
VanEck Vectors Africa Index ETF	15,288	323,343
VanEck Vectors India Small-Cap Index ETF	9,491	545,922

Total Equity Funds (Cost $22,799,595)		30,455,511

	Shares	Value
Fixed Income Funds 2.5%
iShares TIPS Bond ETF	4,975	$572,175
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	172,810	3,226,363
Vanguard Short-Term Inflation-Protected Securities ETF	28,479	1,408,571

Total Fixed Income Funds (Cost $5,145,703)		5,207,109

Total Unaffiliated Investment Companies (Cost $27,945,298)		35,662,620

	Principal Amount
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $8,711,339 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/22, with a Principal Amount of $8,795,000 and a Market Value of $8,889,441)	$8,711,274	8,711,274

Total Short-Term Investment (Cost $8,711,274)		8,711,274

Total Investments (Cost $177,216,022) (b)	100.1%	208,677,778
Other Assets, Less Liabilities	(0.1)	(269,587)
Net Assets	100.0%	$208,408,191

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2017, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $180,612,725 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$31,553,952
Gross unrealized depreciation	(3,488,899)

Net unrealized appreciation	$28,065,053

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$137,368,559	$—	$—	$137,368,559
Fixed Income Funds	26,935,325	—	—	26,935,325

Total Affiliated Investment Companies	164,303,884	—	—	164,303,884

Unaffiliated Investment Companies
Equity Funds	30,455,511	—	—	30,455,511
Fixed Income Funds	5,207,109	—	—	5,207,109

Total Unaffiliated Investment Companies	35,662,620	—	—	35,662,620

Short-Term Investment
Repurchase Agreement	—	8,711,274	—	8,711,274

Total Investments in Securities	$199,966,504	$8,711,274	$—	$208,677,778

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $140,559,450)	$164,303,884
Investment in unaffiliated investment companies, at value (identified cost $27,945,298)	35,662,620
Repurchase agreement, at value (identified cost $8,711,274)	8,711,274
Receivables:
Fund shares sold	335,045
Manager (See Note 3)	7,551
Dividends and interest	65
Other assets	33,812

Total assets	209,054,251

Liabilities
Due to custodian	351,477
Payables:
Fund shares redeemed	130,970
Investment securities purchased	82,052
Transfer agent (See Note 3)	35,895
Professional fees	27,459
NYLIFE Distributors (See Note 3)	8,046
Shareholder communication	7,472
Custodian	633
Trustees	140
Accrued expenses	1,916

Total liabilities	646,060

Net assets	$208,408,191

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,315
Additional paid-in capital	177,426,967

177,445,282
Undistributed net investment income	211,409
Accumulated net realized gain (loss) on investments	(710,256)
Net unrealized appreciation (depreciation) on investments	31,461,756

Net assets	$208,408,191

Class A
Net assets applicable to outstanding shares	$16,556,774

Shares of beneficial interest outstanding	1,469,628

Net asset value per share outstanding	$11.27
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.93

Investor Class
Net assets applicable to outstanding shares	$17,101,213

Shares of beneficial interest outstanding	1,510,753

Net asset value per share outstanding	$11.32
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.98

Class I
Net assets applicable to outstanding shares	$168,467,235

Shares of beneficial interest outstanding	14,780,088

Net asset value and offering price per share outstanding	$11.40

Class R1
Net assets applicable to outstanding shares	$30,896

Shares of beneficial interest outstanding	2,663

Net asset value and offering price per share outstanding	$11.60

Class R2
Net assets applicable to outstanding shares	$6,112,209

Shares of beneficial interest outstanding	539,924

Net asset value and offering price per share outstanding	$11.32

Class R3
Net assets applicable to outstanding shares	$139,864

Shares of beneficial interest outstanding	12,251

Net asset value and offering price per share outstanding	$11.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,439,731
Dividend distributions from unaffiliated investment companies	312,415
Interest	1,502
Other income	132

Total income	2,753,780

Expenses
Transfer agent (See Note 3)	99,917
Manager (See Note 3)	98,498
Distribution/Service—Class A (See Note 3)	18,208
Distribution/Service—Investor Class (See Note 3)	19,448
Distribution/Service—Class R2 (See Note 3)	7,173
Distribution/Service—Class R3 (See Note 3)	168
Registration	37,347
Professional fees	19,611
Shareholder communication	10,258
Custodian	3,302
Shareholder service (See Note 3)	2,917
Trustees	2,315
Miscellaneous	6,605

Total expenses before waiver/reimbursement	325,767
Expense waiver/reimbursement from Manager (See Note 3)	(146,949)

Net expenses	178,818

Net investment income (loss)	2,574,962

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,205,903)
Unaffiliated investment company transactions	124,894
Realized capital gain distributions from affiliated investment companies	3,767,596

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,686,587

Net change in unrealized appreciation (depreciation) on investments	15,850,112

Net realized and unrealized gain (loss) on investments	18,536,699

Net increase (decrease) in net assets resulting from operations	$21,111,661

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,574,962	$2,582,327
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	2,686,587	5,447,731
Net change in unrealized appreciation (depreciation) on investments	15,850,112	(6,056,827)

Net increase (decrease) in net assets resulting from operations	21,111,661	1,973,231

Dividends and distributions to shareholders:
From net investment income:
Class A	(231,209)	(138,425)
Investor Class	(224,365)	(167,789)
Class I	(2,752,224)	(2,538,684)
Class R1	—	(210,999)
Class R2	(73,929)	(74,613)
Class R3	(309)	(188)

	(3,282,036)	(3,130,698)

From net realized gain on investments:
Class A	(439,380)	(232,558)
Investor Class	(452,466)	(298,065)
Class I	(4,681,219)	(3,669,087)
Class R1	(828)	(324,308)
Class R2	(167,727)	(132,837)
Class R3	(823)	(401)

	(5,742,443)	(4,657,256)

Total dividends and distributions to shareholders	(9,024,479)	(7,787,954)

Capital share transactions:
Net proceeds from sale of shares	23,609,944	29,957,296
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,023,497	7,787,940
Cost of shares redeemed	(18,229,625)	(32,086,161)

Increase (decrease) in net assets derived from capital share transactions	14,403,816	5,659,075

Net increase (decrease) in net assets	26,490,998	(155,648)

Net Assets
Beginning of period	181,917,193	182,072,841

End of period	$208,408,191	$181,917,193

Undistributed net investment income at end of period	$211,409	$918,483

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.62	$11.03		$11.23	$10.73	$8.92	$8.76

Net investment income (loss) (a)	0.13	0.12		0.17	0.09	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.02	(0.08)		0.06	0.83	1.98	0.75

Total from investment operations	1.15	0.04		0.23	0.92	2.08	0.85

Less dividends and distributions:
From net investment income	(0.17)	(0.17)		(0.15)	(0.14)	(0.16)	(0.10)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.50)	(0.45)		(0.43)	(0.42)	(0.27)	(0.69)

Net asset value at end of period	$11.27	$10.62		$11.03	$11.23	$10.73	$8.92

Total investment return (b)	11.19%	0.50%		2.03%	8.78%	23.90%	10.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%††	1.19	%(c)	1.56%	0.86%	0.98%	1.19%
Net expenses (d)	0.37%††	0.36	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.51%††	0.54%		0.54%	0.60%	0.71%	0.75%
Portfolio turnover rate	20%	38%		41%	83%	66%	96%
Net assets at end of period (in 000’s)	$16,557	$10,187		$8,831	$12,924	$20,158	$6,517

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.18%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.66	$11.08		$11.27	$10.76	$8.95	$8.79

Net investment income (loss) (a)	0.13	0.11		0.10	0.07	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.02	(0.09)		0.12	0.85	1.96	0.76

Total from investment operations	1.15	0.02		0.22	0.92	2.07	0.84

Less dividends and distributions:
From net investment income	(0.16)	(0.16)		(0.13)	(0.13)	(0.15)	(0.09)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.49)	(0.44)		(0.41)	(0.41)	(0.26)	(0.68)

Net asset value at end of period	$11.32	$10.66		$11.08	$11.27	$10.76	$8.95

Total investment return (b)	11.14%	0.32%		1.95%	8.80%	23.75%	10.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%††	1.07	%(c)	0.93%	0.68%	1.08%	0.93%
Net expenses (d)	0.47%††	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.73%††	0.80%		0.79%	0.81%	0.93%	1.01%
Portfolio turnover rate	20%	38%		41%	83%	66%	96%
Net assets at end of period (in 000’s)	$17,101	$14,150		$11,231	$8,424	$6,148	$3,518

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.74	$11.16		$11.35	$10.83	$9.01	$8.83

Net investment income (loss) (a)	0.15	0.16		0.15	0.11	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.03	(0.10)		0.11	0.86	1.96	0.77

Total from investment operations	1.18	0.06		0.26	0.97	2.11	0.89

Less dividends and distributions:
From net investment income	(0.19)	(0.20)		(0.17)	(0.17)	(0.18)	(0.12)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.52)	(0.48)		(0.45)	(0.45)	(0.29)	(0.71)

Net asset value at end of period	$11.40	$10.74		$11.16	$11.35	$10.83	$9.01

Total investment return (b)	11.38%	0.66%		2.31%	9.17%	24.12%	10.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%††	1.47	%(c)	1.36%	0.97%	1.53%	1.43%
Net expenses (d)	0.12%††	0.11	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.27%††	0.29%		0.29%	0.34%	0.46%	0.50%
Portfolio turnover rate	20%	38%		41%	83%	66%	96%
Net assets at end of period (in 000’s)	$168,467	$152,163		$144,000	$131,608	$68,475	$49,750

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.46%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2017*	2016		2015	2014
Net asset value at beginning of period	$10.74	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.14	0.16		0.14	0.01
Net realized and unrealized gain (loss) on investments	1.05	(0.11)		0.11	(0.02)

Total from investment operations	1.19	0.05		0.25	(0.01)

Less dividends and distributions:
From net investment income	—	(0.19)		(0.16)	—
From net realized gain on investments	(0.33)	(0.28)		(0.28)	—

Total dividends and distributions	(0.33)	(0.47)		(0.44)	—

Net asset value at end of period	$11.60	$10.74		$11.16	$11.35

Total investment return (b)	11.30%	0.60%		2.21%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	1.52	%(d)	1.26%	0.37	% ††
Net expenses (e)	0.22%††	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.35%††	0.39%		0.39%	0.41	% ††
Portfolio turnover rate	20%	38%		41%	83%
Net assets at end of period (in 000’s)	$31	$27		$12,902	$12,248

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.64	$11.06		$11.26	$10.75	$8.94	$8.77

Net investment income (loss) (a)	0.13	0.12		0.13	0.08	0.14	0.08
Net realized and unrealized gain (loss) on investments	1.02	(0.10)		0.08	0.84	1.93	0.76

Total from investment operations	1.15	0.02		0.21	0.92	2.07	0.84

Less dividends and distributions:
From net investment income	(0.14)	(0.16)		(0.13)	(0.13)	(0.15)	(0.08)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.47)	(0.44)		(0.41)	(0.41)	(0.26)	(0.67)

Net asset value at end of period	$11.32	$10.64		$11.06	$11.26	$10.75	$8.94

Total investment return (b)	11.18%	0.31%		1.92%	8.79%	23.71%	10.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%††	1.12	%(c)	1.18%	0.71%	1.49%	0.98%
Net expenses (d)	0.47%††	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.62%††	0.64%		0.64%	0.70%	0.81%	0.85%
Portfolio turnover rate	20%	38%		41%	83%	66%	96%
Net assets at end of period (in 000’s)	$6,112	$5,364		$5,093	$7,791	$6,386	$11,513

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.72	$11.14		$11.32	$10.71	$8.91	$8.75

Net investment income (loss) (a)	0.06	0.08		0.08	0.08	0.15	0.07
Net realized and unrealized gain (loss) on investments	1.09	(0.09)		0.11	0.81	1.88	0.75

Total from investment operations	1.15	(0.01)		0.19	0.89	2.03	0.82

Less dividends and distributions:
From net investment income	(0.12)	(0.13)		(0.09)	—	(0.12)	(0.07)
From net realized gain on investments	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.45)	(0.41)		(0.37)	(0.28)	(0.23)	(0.66)

Net asset value at end of period	$11.42	$10.72		$11.14	$11.32	$10.71	$8.91

Total investment return (b)	11.06%	0.06%		1.72%	8.45%	23.39%	10.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	0.73	%(c)	0.71%	0.78%	1.54%	0.76%
Net expenses (d)	0.72%††	0.71	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.86%	0.88%		0.89%	0.95%	1.07%	1.10%
Portfolio turnover rate	20%	38%		41%	83%	66%	96%
Net assets at end of period (in 000’s)	$140	$26		$14	$11	$35	$5,597

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.72%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	5.66 11.81%	8.76 15.09%	8.26 9.49%	4.13 4.73%	1.52 1.52%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	5.59 11.74	8.69 15.02	8.14 9.37	4.87 5.52	1.73 1.73
Class I Shares	No Sales Charge		6/29/2007	11.96	15.33	9.75	5.00	1.27
Class R1 Shares	No Sales Charge		8/21/2014	11.85	15.21	5.25	N/A	1.37
Class R2 Shares	No Sales Charge		1/8/2009	11.84	15.00	9.39	11.28	1.62
Class R3 Shares	No Sales Charge		5/1/2008	11.64	14.67	9.11	5.19	1.87

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[3]	13.32%	17.92%	13.68%	7.08%
MSCI EAFE® Index[4]	11.47	11.29	6.78	0.69
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	2.27	4.48
Retirement 2050 Composite Index[6]	11.27	14.45	11.02	5.36
Average Lipper Mixed-Asset Target 2050 Fund[7]	10.73	14.50	8.72	4.22

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2050 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046 to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,118.10	$1.94	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,117.40	$2.47	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,119.60	$0.63	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,118.50	$1.16	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,118.40	$2.47	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,116.40	$3.78	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

67

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 11.81% for Class A shares and 11.74% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 11.96%, Class R1 shares returned 11.85%, Class R2 shares returned 11.84% and Class R3 shares returned 11.64%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and outperformed the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 11.27% return of the Retirement 2050 Composite Index,2 which is an additional benchmark of the Fund; and the 10.73% return of the Average Lipper3 Mixed-Asset Target 2050 Fund. See page 65 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds”” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2050 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2050 Composite Index, the most influential factor is often the net performance of the Underlying

Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2050 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds was an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Retirement 2050 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 66 for more information on this index.
3.	See footnote on page 66 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads compressed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Retirement 2050 Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. Accordingly, we reduced the Fund’s allocation to MainStay High Yield Corporate Bond Fund.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded partly by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, we meaningfully increased the Fund’s allocation to MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from iShares MSCI Poland ETF and VanEck Vectors India Small-Cap ETF. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were iShares Russell 2000 Index ETF and MainStay Large Cap Growth Fund. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and VanEck Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising

70	MainStay Retirement 2050 Fund

that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay Short Duration High Yield Fund made the largest positive contribution to performance, followed by MainStay High Yield Corporate Bond Fund. MainStay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF made the smallest contributions to the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 78.0%†
Equity Funds 70.1%
IQ 50 Percent Hedged FTSE Europe ETF	42,788	$810,405
IQ 50 Percent Hedged FTSE International ETF	95,557	1,891,493
IQ Global Resources ETF	64,292	1,669,020
MainStay Common Stock Fund Class I (a)	425,386	9,481,851
MainStay Cornerstone Growth Fund Class I	87,119	2,688,498
MainStay Epoch International Choice Fund Class I	224,243	7,346,215
MainStay Epoch International Small Cap Fund Class I (a)	154,005	3,497,447
MainStay Epoch U.S. All Cap Fund Class I	445,748	12,659,232
MainStay Epoch U.S. Equity Yield Fund Class I	156,879	2,436,338
MainStay ICAP Equity Fund Class I	81,743	3,577,888
MainStay International Equity Fund Class I	172,486	2,556,247
MainStay Large Cap Growth Fund Class I	1,342,008	13,111,417
MainStay MAP Equity Fund Class I	210,177	8,676,120
MainStay S&P 500 Index Fund Class I	103,483	5,123,420

Total Equity Funds (Cost $62,361,236)		75,525,591

Fixed Income Funds 7.9%
IQ Enhanced Core Plus Bond U.S. ETF	27,476	549,520
MainStay Convertible Fund Class I	123,578	2,109,470
MainStay Floating Rate Fund Class I	243,964	2,283,506
MainStay High Yield Corporate Bond Fund Class I	15,625	90,627
MainStay Short Duration High Yield Fund Class I	272,332	2,712,428
MainStay Total Return Bond Fund Class I	68,658	724,338

Total Fixed Income Funds (Cost $8,304,469)		8,469,889

Total Affiliated Investment Companies (Cost $70,665,705)		83,995,480

Unaffiliated Investment Companies 17.9%
Equity Funds 15.9%
iShares MSCI All Country Asia ex-Japan ETF	36,829	2,364,790
iShares MSCI Frontier 100 ETF	11,188	321,319
iShares MSCI India ETF	10,328	331,322
iShares MSCI Philippines ETF	7,496	268,657
iShares MSCI Poland Capped ETF	6,507	154,606
iShares Russell 2000 ETF	85,889	11,943,724
SPDR S&P Emerging Markets Small Cap ETF	28,142	1,299,316
VanEck Vectors Africa Index ETF	8,291	175,356
VanEck Vectors India Small-Cap Index ETF	5,044	290,131

Total Equity Funds (Cost $12,345,268)		17,149,221

	Shares	Value
Fixed Income Funds 2.0%
iShares TIPS Bond ETF	2,200	$253,022
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	66,760	1,246,409
Vanguard Short-Term Inflation-Protected Securities ETF	12,279	607,320

Total Fixed Income Funds (Cost $2,090,469)		2,106,751

Total Unaffiliated Investment Companies (Cost $14,435,737)		19,255,972

	Principal Amount
Short-Term Investment 3.8%
Repurchase Agreement 3.8%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $4,106,697 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 3/31/22, with a Principal Amount of $4,200,000 and a Market Value of $4,189,546)	$4,106,666	4,106,666

Total Short-Term Investment (Cost $4,106,666)		4,106,666

Total Investments (Cost $89,208,108) (b)	99.7%	107,358,118
Other Assets, Less Liabilities	0.3	312,303
Net Assets	100.0%	$107,670,421

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $91,337,414 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$18,169,438
Gross unrealized depreciation	(2,148,734)

Net unrealized appreciation	$16,020,704

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$75,525,591	$—	$—	$75,525,591
Fixed Income Funds	8,469,889	—	—	8,469,889

Total Affiliated Investment Companies	83,995,480	—	—	83,995,480

Unaffiliated Investment Companies
Equity Funds	17,149,221	—	—	17,149,221
Fixed Income Funds	2,106,751	—	—	2,106,751

Total Unaffiliated Investment Companies	19,255,972	—	—	19,255,972

Short-Term Investment
Repurchase Agreement	—	4,106,666	—	4,106,666

Total Investments in Securities	$103,251,452	$4,106,666	$—	$107,358,118

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $70,665,705)	$83,995,480
Investment in unaffiliated investment companies, at value (identified cost $14,435,737)	19,255,972
Repurchase agreement, at value (identified cost $4,106,666)	4,106,666
Receivables:
Fund shares sold	340,597
Manager (See Note 3)	19,011
Dividends and interest	31
Other assets	32,957

Total assets	107,750,714

Liabilities
Payables:
Transfer agent (See Note 3)	41,944
Professional fees	26,525
NYLIFE Distributors (See Note 3)	4,494
Shareholder communication	4,180
Custodian	1,375
Fund shares redeemed	464
Trustees	80
Accrued expenses	1,231

Total liabilities	80,293

Net assets	$107,670,421

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,533
Additional paid-in capital	89,778,788

89,788,321
Undistributed net investment income	42,482
Accumulated net realized gain (loss) on investments	(310,392)
Net unrealized appreciation (depreciation) on investments	18,150,010

Net assets	$107,670,421

Class A
Net assets applicable to outstanding shares	$6,660,333

Shares of beneficial interest outstanding	592,882

Net asset value per share outstanding	$11.23
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.88

Investor Class
Net assets applicable to outstanding shares	$10,870,415

Shares of beneficial interest outstanding	969,608

Net asset value per share outstanding	$11.21
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.86

Class I
Net assets applicable to outstanding shares	$85,407,607

Shares of beneficial interest outstanding	7,549,595

Net asset value and offering price per share outstanding	$11.31

Class R1
Net assets applicable to outstanding shares	$30,880

Shares of beneficial interest outstanding	2,718

Net asset value and offering price per share outstanding	$11.36

Class R2
Net assets applicable to outstanding shares	$4,470,522

Shares of beneficial interest outstanding	397,460

Net asset value and offering price per share outstanding	$11.25

Class R3
Net assets applicable to outstanding shares	$230,664

Shares of beneficial interest outstanding	20,397

Net asset value and offering price per share outstanding	$11.31

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,136,264
Dividend distributions from unaffiliated investment companies	163,073
Interest	796
Other income	67

Total income	1,300,200

Expenses
Transfer agent (See Note 3)	111,727
Manager (See Note 3)	50,648
Registration	37,072
Distribution/Service—Class A (See Note 3)	6,068
Distribution/Service—Investor Class (See Note 3)	12,198
Distribution/Service—Class R2 (See Note 3)	5,588
Distribution/Service—Class R3 (See Note 3)	450
Professional fees	17,778
Shareholder communication	5,629
Custodian	3,081
Shareholder service (See Note 3)	2,339
Trustees	1,194
Miscellaneous	5,326

Total expenses before waiver/reimbursement	259,098
Expense waiver/reimbursement from Manager (See Note 3)	(164,266)

Net expenses	94,832

Net investment income (loss)	1,205,368

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(565,152)
Unaffiliated investment company transactions	(4,641)
Realized capital gain distributions from affiliated investment companies	2,388,740

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,818,947

Net change in unrealized appreciation (depreciation) on investments	8,442,861

Net realized and unrealized gain (loss) on investments	10,261,808

Net increase (decrease) in net assets resulting from operations	$11,467,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,205,368	$1,113,812
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,818,947	2,948,717
Net change in unrealized appreciation (depreciation) on investments	8,442,861	(3,298,348)

Net increase (decrease) in net assets resulting from operations	11,467,176	764,181

Dividends and distributions to shareholders:
From net investment income:
Class A	(62,375)	(47,171)
Investor Class	(121,418)	(87,051)
Class I	(1,266,957)	(1,112,368)
Class R1	(320)	(61,906)
Class R2	(57,416)	(51,417)
Class R3	(1,592)	(1,140)

	(1,510,078)	(1,361,053)

From net realized gain on investments:
Class A	(151,407)	(101,432)
Investor Class	(313,537)	(198,457)
Class I	(2,665,405)	(2,007,196)
Class R1	(924)	(118,633)
Class R2	(156,136)	(111,272)
Class R3	(5,221)	(3,281)

	(3,292,630)	(2,540,271)

Total dividends and distributions to shareholders	(4,802,708)	(3,901,324)

Capital share transactions:
Net proceeds from sale of shares	15,426,628	22,243,194
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,802,708	3,901,323
Cost of shares redeemed	(13,596,645)	(15,803,536)

Increase (decrease) in net assets derived from capital share transactions	6,632,691	10,340,981

Net increase (decrease) in net assets	13,297,159	7,203,838

Net Assets
Beginning of period	94,373,262	87,169,424

End of period	$107,670,421	$94,373,262

Undistributed net investment income at end of period	$42,482	$347,192

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.54	$11.00		$11.16	$10.72	$8.77	$8.59

Net investment income (loss) (a)	0.11	0.11		0.16	0.07	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.09	(0.10)		0.09	0.85	2.07	0.76

Total from investment operations	1.20	0.01		0.25	0.92	2.16	0.84

Less dividends and distributions:
From net investment income	(0.15)	(0.15)		(0.14)	(0.13)	(0.14)	(0.08)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.51)	(0.47)		(0.41)	(0.48)	(0.21)	(0.66)

Net asset value at end of period	$11.23	$10.54		$11.00	$11.16	$10.72	$8.77

Total investment return (b)	11.81%	0.10%		2.29%	8.82%	25.15%	10.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09%††	1.08	%(c)	1.48%	0.62%	0.96%	0.97%
Net expenses (d)	0.37%††	0.36	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.69%††	0.79%		0.79%	0.76%	0.83%	0.85%
Portfolio turnover rate	22%	38%		42%	51%	63%	102%
Net assets at end of period (in 000’s)	$6,660	$3,623		$3,503	$5,083	$5,940	$2,432

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.52	$10.98		$11.14	$10.71	$8.76	$8.58

Net investment income (loss) (a)	0.11	0.09		0.09	0.05	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.08	(0.09)		0.15	0.86	2.06	0.77

Total from investment operations	1.19	—		0.24	0.91	2.15	0.83

Less dividends and distributions:
From net investment income	(0.14)	(0.14)		(0.13)	(0.13)	(0.13)	(0.07)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.50)	(0.46)		(0.40)	(0.48)	(0.20)	(0.65)

Net asset value at end of period	$11.21	$10.52		$10.98	$11.14	$10.71	$8.76

Total investment return (b)	11.74%	0.03%		2.15%	8.69%	24.95%	10.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%††	0.88	%(c)	0.83%	0.49%	0.98%	0.74%
Net expenses (d)	0.47%††	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.90%††	1.00%		1.00%	1.01%	1.13%	1.27%
Portfolio turnover rate	22%	38%		42%	51%	63%	102%
Net assets at end of period (in 000’s)	$10,870	$8,772		$6,494	$4,746	$3,158	$1,793

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.86%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.48%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.62	$11.08		$11.24	$10.79	$8.83	$8.64

Net investment income (loss) (a)	0.13	0.13		0.14	0.10	0.14	0.11
Net realized and unrealized gain (loss) on investments	1.09	(0.09)		0.13	0.86	2.05	0.76

Total from investment operations	1.22	0.04		0.27	0.96	2.19	0.87

Less dividends and distributions:
From net investment income	(0.17)	(0.18)		(0.16)	(0.16)	(0.16)	(0.10)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.53)	(0.50)		(0.43)	(0.51)	(0.23)	(0.68)

Net asset value at end of period	$11.31	$10.62		$11.08	$11.24	$10.79	$8.83

Total investment return (b)	11.96%	0.37%		2.47%	9.16%	25.40%	10.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%††	1.29	%(c)	1.22%	0.88%	1.44%	1.26%
Net expenses (d)	0.12%††	0.11	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.44%††	0.54%		0.54%	0.52%	0.58%	0.60%
Portfolio turnover rate	22%	38%		42%	51%	63%	102%
Net assets at end of period (in 000’s)	$85,408	$77,341		$69,179	$58,948	$45,630	$33,346

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2017*	2016		2015	2014
Net asset value at beginning of period	$10.63	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.13	0.14		0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	1.09	(0.12)		0.15	(0.01)

Total from investment operations	1.22	0.02		0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.13)	(0.16)		(0.14)	—
From net realized gain on investments	(0.36)	(0.32)		(0.27)	—

Total dividends and distributions	(0.49)	(0.48)		(0.41)	—

Net asset value at end of period	$11.36	$10.63		$11.09	$11.23

Total investment return (b)	11.85%	0.27%		2.44%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%††	1.31	%(d)	1.09%	0.20	% ††
Net expenses (e)	0.22%††	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.54%††	0.64%		0.64%	0.68	% ††
Portfolio turnover rate	22%	38%		42%	51%
Net assets at end of period (in 000’s)	$31	$27		$4,129	$3,130

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.54	$11.01		$11.17	$10.73	$8.78	$8.59

Net investment income (loss) (a)	0.12	0.10		0.12	0.06	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.08	(0.10)		0.12	0.85	2.03	0.77

Total from investment operations	1.20	(0.00)		0.24	0.91	2.15	0.84

Less dividends and distributions:
From net investment income	(0.13)	(0.15)		(0.13)	(0.12)	(0.13)	(0.07)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.49)	(0.47)		(0.40)	(0.47)	(0.20)	(0.65)

Net asset value at end of period	$11.25	$10.54		$11.01	$11.17	$10.73	$8.78

Total investment return (b)	11.84%	(0.00	%)‡	2.16%	8.71%	24.98%	10.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	0.93	% (c)	1.10%	0.53%	1.22%	0.79%
Net expenses (d)	0.47%††	0.46	% (e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.79%††	0.89%		0.89%	0.87%	0.93%	0.95%
Portfolio turnover rate	22%	38%		42%	51%	63%	102%
Net assets at end of period (in 000’s)	$4,471	$4,464		$3,754	$6,157	$4,865	$4,128

*	Unaudited.
††	Annualized.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.91%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$10.59	$11.05		$11.20	$10.68	$8.73	$8.55

Net investment income (loss) (a)	0.09	0.07		0.08	(0.02)	0.13	0.05
Net realized and unrealized gain (loss) on investments	1.10	(0.10)		0.14	0.89	2.00	0.76

Total from investment operations	1.19	(0.03)		0.22	0.87	2.13	0.81

Less dividends and distributions:
From net investment income	(0.11)	(0.11)		(0.10)	—	(0.11)	(0.05)
From net realized gain on investments	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.47)	(0.43)		(0.37)	(0.35)	(0.18)	(0.63)

Net asset value at end of period	$11.31	$10.59		$11.05	$11.20	$10.68	$8.73

Total investment return (b)	11.64%	(0.25%)		2.00%	8.30%	24.85%	10.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%††	0.64	% (c)	0.72%	(0.21%)	1.42%	0.56%
Net expenses (d)	0.72%††	0.71	% (e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.04%††	1.14%		1.14%	1.12%	1.17%	1.20%
Portfolio turnover rate	22%	38%		42%	51%	63%	102%
Net assets at end of period (in 000’s)	$231	$146		$110	$108	$3	$3,767

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	6.36 12.55%	9.23 15.59%	14.66 20.36%	3.92 3.92%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	6.23 12.41	9.09 15.44	14.54 20.23	4.28 4.28
Class I Shares	No Sales Charge		2/29/2016	12.68	15.94	20.67	3.67
Class R1 Shares	No Sales Charge		2/29/2016	12.51	15.75	20.50	3.77
Class R2 Shares	No Sales Charge		2/29/2016	12.46	15.61	20.28	4.02
Class R3 Shares	No Sales Charge		2/29/2016	12.32	15.25	19.96	4.45

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

80	MainStay Retirement 2060 Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
S&P 500® Index[3]	13.32%	17.92%	22.24%
MSCI EAFE® Index[4]	11.47	11.29	18.56
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–0.67	0.83	1.84
Retirement 2060 Composite Index[6]	12.05	15.28	20.14
Average Lipper Mixed-Asset Target 2055+ Fund[7]	11.22	14.85	23.83

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2055+ Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

81

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,125.50	$1.95	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,124.10	$2.48	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,126.80	$0.63	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,125.10	$1.16	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,124.60	$2.48	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,123.20	$3.79	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

82	MainStay Retirement 2060 Fund

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 87 for specific holdings within these categories.

83

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Retirement 2060 Fund returned 12.55% for Class A shares and 12.41% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 12.68%, Class R1 shares returned 12.51%, Class R2 shares returned 12.46% and Class R3 shares returned 12.32%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and outperformed the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 12.05% return of the Retirement 2060 Composite Index,2 which is an additional benchmark of the Fund; and the 11.22% return of the Average Lipper3 Mixed-Asset Target 2055+ Fund. See page 80 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds”” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2060 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2060 Composite Index, the most influential factor is often the net performance of the Underlying

Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Retirement 2060 Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds was an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Retirement 2060 Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, so we modestly increased

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 81 for more information on this index.
3.	See footnote on page 81 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

84	MainStay Retirement 2060 Fund

the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads compressed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Retirement 2060 Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. Accordingly, we reduced the Fund’s allocation to MainStay Short Duration High Yield Fund.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded partly by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, we meaningfully increased the Fund’s allocation to MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from iShares MSCI Poland ETF and VanEck Vectors India Small-Cap ETF. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and iShares MSCI Philippines ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Large Cap Growth Fund and iShares Russell 2000 Index ETF. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and VanEck Vectors Africa Index ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

85

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay Short Duration High Yield Fund made the largest positive contribution to performance, followed by MainStay Convertible Fund. MainStay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF made the smallest contributions to the Fund’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

86	MainStay Retirement 2060 Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 79.1%†
Equity Funds 74.9%
IQ 50 Percent Hedged FTSE Europe ETF	2,572	$48,714
IQ 50 Percent Hedged FTSE International ETF	5,943	117,638
IQ Global Resources ETF	4,383	113,783
MainStay Common Stock Fund Class I	29,272	652,482
MainStay Cornerstone Growth Fund Class I	5,363	165,506
MainStay Epoch International Choice Fund Class I	17,882	585,827
MainStay Epoch International Small Cap Fund Class I	11,174	253,767
MainStay Epoch U.S. All Cap Fund Class I	30,508	866,415
MainStay Epoch U.S. Equity Yield Fund Class I	14,681	227,996
MainStay ICAP Equity Fund Class I	5,496	240,571
MainStay International Equity Fund Class I	14,980	222,011
MainStay Large Cap Growth Fund Class I	110,684	1,081,383
MainStay MAP Equity Fund Class I	12,877	531,567
MainStay S&P 500 Index Fund Class I	4,808	238,063

Total Equity Funds (Cost $4,664,485)		5,345,723

Fixed Income Funds 4.2%
IQ Enhanced Core Plus Bond U.S. ETF	364	7,280
MainStay Convertible Fund Class I	7,089	121,014
MainStay Floating Rate Fund Class I	6,945	65,005
MainStay High Yield Corporate Bond Fund Class I	130	756
MainStay Short Duration High Yield Fund Class I	9,929	98,893
MainStay Total Return Bond Fund Class I	687	7,243

Total Fixed Income Funds (Cost $290,668)		300,191

Total Affiliated Investment Companies (Cost $4,955,153)		5,645,914

Unaffiliated Investment Companies 16.9%
Equity Funds 16.1%
iShares MSCI All Country Asia ex-Japan ETF	2,594	166,561
iShares MSCI Frontier 100 ETF	663	19,041
iShares MSCI India ETF	644	20,660
iShares MSCI Philippines ETF	423	15,160
iShares MSCI Poland Capped ETF	348	8,269
iShares Russell 2000 ETF	5,753	800,012
SPDR S&P Emerging Markets Small Cap ETF	1,882	86,892
VanEck Vectors Africa Index ETF	488	10,321
VanEck Vectors India Small-Cap Index ETF	311	17,889

Total Equity Funds (Cost $890,600)		1,144,805

	Shares	Value
Fixed Income Funds 0.8%
iShares TIPS Bond ETF	64	$7,361
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,399	44,789
Vanguard Short-Term Inflation-Protected Securities ETF	146	7,221

Total Fixed Income Funds (Cost $59,235)		59,371

Total Unaffiliated Investment Companies (Cost $949,835)		1,204,176

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $240,556 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $250,000 and a Market Value of $248,226)	$240,554	240,554

Total Short-Term Investment (Cost $240,554)		240,554

Total Investments (Cost $6,145,542) (a)	99.4%	7,090,644
Other Assets, Less Liabilities	0.6	45,804
Net Assets	100.0%	$7,136,448

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2017, cost was $6,145,624 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$945,359
Gross unrealized depreciation	(339)

Net unrealized appreciation	$945,020

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	87

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$5,345,723	$—	$—	$5,345,723
Fixed Income Funds	300,191	—	—	300,191

Total Affiliated Investment Companies	5,645,914	—	—	5,645,914

Unaffiliated Investment Companies
Equity Funds	1,144,805	—	—	1,144,805
Fixed Income Funds	59,371	—	—	59,371

Total Unaffiliated Investment Companies	1,204,176	—	—	1,204,176

Short-Term Investment
Repurchase Agreement	—	240,554	—	240,554

Total Investments in Securities	$6,850,090	$240,554	$—	$7,090,644

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $4,955,153)	$5,645,914
Investment in unaffiliated investment companies, at value (identified cost $949,835)	1,204,176
Repurchase agreement, at value (identified cost $240,554)	240,554
Receivables:
Manager (See Note 3)	8,573
Fund shares sold	2,088
Dividends and interest	3
Other assets	55,732

Total assets	7,157,040

Liabilities
Payables:
Professional fees	18,918
Shareholder communication	591
Custodian	512
NYLIFE Distributors (See Note 3)	219
Transfer agent (See Note 3)	60
Trustees	3
Accrued expenses	289

Total liabilities	20,592

Net assets	$7,136,448

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$590
Additional paid-in capital	6,020,307

6,020,897
Distributions in excess of net investment income	(326)
Accumulated net realized gain (loss) on investments	170,775
Net unrealized appreciation (depreciation) on investments	945,102

Net assets	$7,136,448

Class A
Net assets applicable to outstanding shares	$52,828

Shares of beneficial interest outstanding	4,370

Net asset value per share outstanding	$12.09
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.79

Investor Class
Net assets applicable to outstanding shares	$213,217

Shares of beneficial interest outstanding	17,660

Net asset value per share outstanding	$12.07
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.77

Class I
Net assets applicable to outstanding shares	$6,069,188

Shares of beneficial interest outstanding	501,248

Net asset value and offering price per share outstanding	$12.11

Class R1
Net assets applicable to outstanding shares	$31,090

Shares of beneficial interest outstanding	2,569

Net asset value and offering price per share outstanding	$12.10

Class R2
Net assets applicable to outstanding shares	$704,763

Shares of beneficial interest outstanding	58,311

Net asset value and offering price per share outstanding	$12.09

Class R3
Net assets applicable to outstanding shares	$65,362

Shares of beneficial interest outstanding	5,421

Net asset value and offering price per share outstanding	$12.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$64,796
Dividend distributions from unaffiliated investment companies	8,558
Interest	36
Other income	5

Total income	73,395

Expenses
Registration	29,210
Offering (See Note 2)	28,265
Professional fees	11,489
Manager (See Note 3)	3,160
Custodian	1,791
Distribution/Service—Class A (See Note 3)	54
Distribution/Service—Investor Class (See Note 3)	157
Distribution/Service—Class R2 (See Note 3)	457
Distribution/Service—Class R3 (See Note 3)	154
Shareholder communication	312
Shareholder service (See Note 3)	228
Transfer agent (See Note 3)	227
Trustees	72
Miscellaneous	1,971

Total expenses before waiver/reimbursement	77,547
Expense waiver/reimbursement from Manager (See Note 3)	(72,485)

Net expenses	5,062

Net investment income (loss)	68,333

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	10,383
Unaffiliated investment company transactions	2,626
Realized capital gain distributions from affiliated investment companies	157,849

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	170,858

Net change in unrealized appreciation (depreciation) on investments	509,459

Net realized and unrealized gain (loss) on investments	680,317

Net increase (decrease) in net assets resulting from operations	$748,650

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$68,333	$14,111
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	170,858	76,638
Net change in unrealized appreciation (depreciation) on investments	509,459	435,643

Net increase (decrease) in net assets resulting from operations	748,650	526,392

Dividends and distributions to shareholders:
From net investment income:
Class A	(598)	—
Investor Class	(1,230)	—
Class I	(79,531)	—
Class R1	(386)	—
Class R2	(347)	—
Class R3	(695)	—

	(82,787)	—

From net realized gain on investments:
Class A	(610)	—
Investor Class	(1,219)	—
Class I	(73,344)	—
Class R1	(376)	—
Class R2	(376)	—
Class R3	(796)	—

	(76,721)	—

Total dividends and distributions to shareholders	(159,508)	—

Capital share transactions:
Net proceeds from sale of shares	848,633	5,106,591
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	159,508	—
Cost of shares redeemed	(78,718)	(15,100)

Increase (decrease) in net assets derived from capital share transactions	929,423	5,091,491

Net increase (decrease) in net assets	1,518,565	5,617,883

Net Assets
Beginning of period	5,617,883	—

End of period	$7,136,448	$5,617,883

Undistributed (distributions in excess of) net investment income at end of period	$(326)	$14,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.04	$10.00

Net investment income (loss) (a)	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.26	1.03

Total from investment operations	1.35	1.04

Less dividends and distributions:
From net investment income	(0.15)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.30)	—

Net asset value at end of period	$12.09	$11.04

Total investment return (b)	12.55%	10.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%††	0.14	%††
Net expenses (d)	0.37%††	0.37	%††
Expenses (before waiver/reimbursement) (d)	2.63%††	3.19	%††
Portfolio turnover rate	15%	26%
Net assets at end of period (in 000’s)	$53	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.03	$10.00

Net investment income (loss) (a)	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.25	1.02

Total from investment operations	1.34	1.03

Less dividends and distributions:
From net investment income	(0.15)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.30)	—

Net asset value at end of period	$12.07	$11.03

Total investment return (b)	12.41%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%††	0.07	%††
Net expenses (c)	0.47%††	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.62%††	3.55	%††
Portfolio turnover rate	15%	26%
Net assets at end of period (in 000’s)	$213	$88

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class I	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.05	$10.00

Net investment income (loss) (a)	0.13	0.03
Net realized and unrealized gain (loss) on investments	1.24	1.02

Total from investment operations	1.37	1.05

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.31)	—

Net asset value at end of period	$12.11	$11.05

Total investment return (b)	12.68%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	0.39	%††
Net expenses (c)	0.12%††	0.12	%††
Expenses (before waiver/reimbursement) (c)	2.44%††	2.94	%††
Portfolio turnover rate	15%	26%
Net assets at end of period (in 000’s)	$6,069	$5,389

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.05	$10.00

Net investment income (loss) (a)	0.13	0.02
Net realized and unrealized gain (loss) on investments	1.22	1.03

Total from investment operations	1.35	1.05

Less dividends and distributions:
From net investment income	(0.15)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.30)	—

Net asset value at end of period	$12.10	$11.05

Total investment return (b)	12.51%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21%††	0.27	%††
Net expenses (c)	0.22%††	0.22	%††
Expenses (before waiver/reimbursement) (c)	2.54%††	3.04	%††
Portfolio turnover rate	15%	26%
Net assets at end of period (in 000’s)	$31	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.03	$10.00

Net investment income (loss) (a)	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	1.34	1.03

Total from investment operations	1.35	1.03

Less dividends and distributions:
From net investment income	(0.14)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.29)	—

Net asset value at end of period	$12.09	$11.03

Total investment return (b)	12.46%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%††	0.04	%††
Net expenses (c)	0.47%††	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.44%††	3.29	%††
Portfolio turnover rate	15%	26%
Net assets at end of period (in 000’s)	$705	$28

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.01	$10.00

Net investment income (loss) (a)	0.10	(0.02)
Net realized and unrealized gain (loss) on investments	1.23	1.03

Total from investment operations	1.33	1.01

Less dividends and distributions:
From net investment income	(0.13)	—
From net realized gain on investments	(0.15)	—

Total dividends and distributions	(0.28)	—

Net asset value at end of period	$12.06	$11.01

Total investment return (b)	12.32%	10.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%††	(0.23	%)††
Net expenses (c)	0.72%††	0.72	% ††
Expenses (before reimbursement/waiver) (c)	3.05%††	3.72	% ††
Portfolio turnover rate	15%	26%
Net assets at end of period (in 000’s)	$65	$58

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Retirement Funds each currently offer seven classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. The Retirement 2060 Fund’s inception date was February 29, 2016 for all share classes, except R6 shares. Class R6 shares of the Retirement Funds were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class R3 shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares. Class I, Class R1 and

Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund had planned to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund was designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (“Affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“Unaffiliated Underlying Funds”) (and collectively with the Affiliated Underlying Funds, “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with

95

Notes to Financial Statements (Unaudited) (continued)

generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated and Unaffiliated Underlying Funds are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

96	MainStay Target Date Funds

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Retirement Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the each Retirement Fund from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Retirement Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the counterparty secured by the securities transferred to the respective Retirement Fund.

Repurchase agreements are subject to counterparty risk, meaning a Retirement Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Retirement Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Retirement Funds’ custodian and is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to delay, legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Offering and Organization Costs.  Costs were incurred by MainStay Retirement 2060 Fund in connection with the commencement of the Fund’s operations. These costs have been amortized on a straight-line basis over a twelve month period, ending February 28, 2017.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred.

97

Notes to Financial Statements (Unaudited) (continued)

Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of each class of a Retirement Fund do not exceed the following percentages of average daily net assets for each class: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$24,463
MainStay Retirement 2020 Fund	74,640
MainStay Retirement 2030 Fund	123,298
MainStay Retirement 2040 Fund	98,498
MainStay Retirement 2050 Fund	50,648
MainStay Retirement 2060 Fund	3,160
During the six-month period ended April 30, 2017, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$98,132
MainStay Retirement 2020 Fund	99,667
MainStay Retirement 2030 Fund	136,204
MainStay Retirement 2040 Fund	146,949
MainStay Retirement 2050 Fund	164,266
MainStay Retirement 2060 Fund	72,485

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

98	MainStay Target Date Funds

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class R1	$13
Class R2	1,273
Class R3	21

MainStay Retirement 2020 Fund
Class R1	$13
Class R2	1,378
Class R3	40

MainStay Retirement 2030 Fund
Class R1	$13
Class R2	2,471
Class R3	190

MainStay Retirement 2040 Fund
Class R1	$14
Class R2	2,869
Class R3	34

MainStay Retirement 2050 Fund
Class R1	$14
Class R2	2,235
Class R3	90

MainStay Retirement 2060 Fund
Class R1	$14
Class R2	183
Class R3	31

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$205
Investor Class	1,204

MainStay Retirement 2020 Fund
Class A	$4,182
Investor Class	7,670

MainStay Retirement 2030 Fund
Class A	$3,990
Investor Class	17,026

MainStay Retirement 2040 Fund
Class A	$3,652
Investor Class	20,905

MainStay Retirement 2050 Fund
Class A	$863
Investor Class	15,045

MainStay Retirement 2060 Fund
Investor Class	$950

During the six-month period ended April 30, 2017, the Retirement Funds were also advised that the Distributor did not retain any CDSCs on redemptions of Class A and Investor Class shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$5,786
Investor Class	2,419
Class I	30,067
Class R1	20
Class R2	2,042
Class R3	33

MainStay Retirement 2020 Fund
Class A	$5,635
Investor Class	8,946
Class I	31,519
Class R1	7
Class R2	743
Class R3	21

MainStay Retirement 2030 Fund
Class A	$7,262
Investor Class	18,790
Class I	62,681
Class R1	8
Class R2	1,533
Class R3	118

99

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2040 Fund
Class A	$6,149
Investor Class	23,155
Class I	68,144
Class R1	12
Class R2	2,429
Class R3	28
MainStay Retirement 2050 Fund
Class A	$4,850
Investor Class	20,279
Class I	81,925
Class R1	29
Class R2	4,464
Class R3	180

MainStay Retirement 2060 Fund
Class A	$1
Investor Class	34
Class I	174
Class R1	1
Class R2	15
Class R3	2

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six months ended April 30, 2017, purchases and sales transactions, income earned from investments and percentages of Affiliated Investment Companies were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income		Capital Gain Distributions Received	Value, end of period		%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$249	$(22)	$1		$—	$238		0.3
IQ 50 Percent Hedged FTSE International ETF	975	11	(157)	11		11	921		0.4
IQ Enhanced Core Bond U.S. ETF	2,329	304	(382)	25		—	2,184		3.0
IQ Enhanced Core Plus Bond U.S. ETF	8	—	(2)	—	(a)	—	5		—	(b)
IQ Global Resources ETF	223	70	(61)	1		—	235		0.1
MainStay Common Stock Fund Class I	2,130	152	(567)	32		—	1,948		2.0
MainStay Convertible Fund Class I	—	1,002	(101)	3		—	925		0.2
MainStay Cornerstone Growth Fund Class I	—	1,316	(146)	—		—	1,225		2.1
MainStay Epoch International Choice Fund Class I	58	57	(62)	4		—	58		—	(b)
MainStay Epoch International Small Cap Fund Class I	299	29	(121)	2		—	227		0.8
MainStay Epoch U.S. All Cap Fund Class I	2,423	171	(583)	47		58	2,278		0.3
MainStay Epoch U.S. Equity Yield Fund Class I	188	271	(52)	3		1	424		0.4
MainStay Floating Rate Fund Class I	832	560	(142)	19		—	1,256		0.1
MainStay High Yield Corporate Bond Fund Class I	2,476	168	(649)	76		—	2,015		—	(b)
MainStay High Yield Municipal Bond Fund Class I	—	1,251	(1,300)	19		1	—		—
MainStay ICAP Equity Fund Class I	1,084	551	(758)	10		65	972		0.3
MainStay Indexed Bond Fund Class I	9,617	1,122	(2,841)	105		108	7,563		4.9
MainStay International Equity Fund Class I	1	1	(2)	—	(a)	—	—	(a)	—	(b)
MainStay Large Cap Growth Fund Class I	1,288	1,068	(1,282)	—		144	1,122		—	(b)
MainStay MAP Equity Fund Class I	2,363	463	(1,378)	36		24	1,733		0.2
MainStay S&P 500 Index Fund Class I	1,550	502	(1,152)	29		87	959		0.1
MainStay Short Duration High Yield Fund Class I	1,260	269	(148)	30		—	1,388		0.2
MainStay Total Return Bond Fund Class I	12,177	2,437	(2,730)	167		—	11,753		1.1

Total	$41,281	$12,024	$(14,638)	$620		$499	$39,429

100	MainStay Target Date Funds

MainStay Retirement 2020 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,167	$(134)	$4	$—	$1,082	1.3
IQ 50 Percent Hedged FTSE International ETF	2,333	282	(313)	29	26	2,542	1.2
IQ Enhanced Core Bond U.S. ETF	6,275	603	(1,023)	69	—	5,671	7.7
IQ Enhanced Core Plus Bond U.S. ETF	751	526	(170)	13	—	1,106	0.5
IQ Global Resources ETF	1,107	522	(196)	5	—	1,434	0.8
MainStay Common Stock Fund Class I	10,150	731	(1,754)	154	—	10,262	10.5
MainStay Convertible Fund Class I	—	3,100	(319)	7	—	2,854	0.7
MainStay Cornerstone Growth Fund Class I	—	3,411	(420)	—	—	3,147	5.4
MainStay Epoch International Choice Fund Class I	3,720	440	(1,223)	137	—	3,167	0.6
MainStay Epoch International Small Cap Fund Class I	2,797	202	(700)	21	—	2,524	8.8
MainStay Epoch U.S. All Cap Fund Class I	10,710	682	(1,837)	211	260	10,759	1.4
MainStay Epoch U.S. Equity Yield Fund Class I	622	670	(137)	10	3	1,232	1.1
MainStay Floating Rate Fund Class I	1,672	1,747	(272)	45	—	3,160	0.3
MainStay High Yield Corporate Bond Fund Class I	5,150	402	(2,113)	151	—	3,472	0.6
MainStay High Yield Municipal Bond Fund Class I	—	2,591	(2,690)	38	1	—	—
MainStay ICAP Equity Fund Class I	5,835	1,169	(2,610)	52	351	4,816	1.3
MainStay Indexed Bond Fund Class I	8,991	812	(3,668)	86	84	5,829	3.8
MainStay International Equity Fund Class I	1,280	125	(741)	6	—	727	0.4
MainStay Large Cap Growth Fund Class I	5,999	2,715	(4,741)	—	668	4,074	0.1
MainStay MAP Equity Fund Class I	10,754	1,249	(2,950)	166	114	10,346	1.4
MainStay S&P 500 Index Fund Class I	6,762	1,612	(3,151)	142	415	5,473	0.7
MainStay Short Duration High Yield Fund Class I	3,808	853	(409)	94	—	4,275	0.8
MainStay Total Return Bond Fund Class I	32,486	6,356	(7,100)	444	—	31,382	2.8

Total	$121,202	$31,967	$(38,671)	$1,884	$1,922	$119,334

MainStay Retirement 2030 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,886	$(117)	$6	$—	$1,852	2.3
IQ 50 Percent Hedged FTSE International ETF	3,478	852	(293)	45	40	4,420	2.1
IQ Enhanced Core Plus Bond U.S. ETF	10,542	2,233	(1,272)	173	—	11,425	5.0
IQ Global Resources ETF	2,400	1,304	(276)	11	—	3,433	1.9
MainStay Common Stock Fund Class I	20,589	1,225	(1,737)	314	—	22,403	22.8
MainStay Convertible Fund Class I	—	5,168	(333)	13	—	4,956	1.1
MainStay Cornerstone Growth Fund Class I	—	5,522	(430)	—	—	5,352	9.2
MainStay Epoch International Choice Fund Class I	10,807	1,545	(2,336)	402	—	10,806	2.0
MainStay Epoch International Small Cap Fund Class I	5,924	718	(1,093)	46	—	6,070	21.2
MainStay Epoch U.S. All Cap Fund Class I	22,373	1,349	(1,676)	440	543	24,581	3.2
MainStay Epoch U.S. Equity Yield Fund Class I	1,473	1,821	(167)	20	6	3,287	3.0
MainStay Floating Rate Fund Class I	3,189	3,793	(371)	88	—	6,635	0.7
MainStay High Yield Corporate Bond Fund Class I	8,387	807	(3,169)	252	—	6,082	0.1
MainStay High Yield Municipal Bond Fund Class I	—	2,274	(2,354)	31	1	—	—
MainStay ICAP Equity Fund Class I	12,180	2,605	(3,937)	117	740	11,726	3.2
MainStay International Equity Fund Class I	4,286	522	(1,951)	22	—	3,155	1.7
MainStay Large Cap Growth Fund Class I	12,567	5,227	(9,476)	—	1,392	8,565	0.1
MainStay MAP Equity Fund Class I	22,308	1,971	(2,579)	346	237	24,413	3.3
MainStay S&P 500 Index Fund Class I	14,770	2,671	(5,222)	326	942	12,751	1.7
MainStay Short Duration High Yield Fund Class I	6,134	1,519	(606)	151	—	7,087	1.2
MainStay Total Return Bond Fund Class I	32,414	5,521	(9,197)	411	—	28,345	2.6

Total	$193,821	$50,533	$(48,592)	$3,214	$3,901	$207,344

101

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2040 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received		Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,271	$(53)	$4	$—		$1,275	1.6
IQ 50 Percent Hedged FTSE International ETF	2,394	859	(157)	32	27		3,368	1.6
IQ Enhanced Core Plus Bond U.S. ETF	6,796	760	(2,842)	89	—		4,626	2.0
IQ Global Resources ETF	2,233	1,040	(118)	9	—		3,156	1.8
MainStay Common Stock Fund Class I	17,019.00	1,377	(1,002)	260	—		19,325	19.7
MainStay Convertible Fund Class I	—	4,251	(247)	10	—		4,100	1.0
MainStay Cornerstone Growth Fund Class I	—	4,868	(333)	—	—		4,753	8.2
MainStay Epoch International Choice Fund Class I	12,077	1,870	(2,001)	450	—		12,890	2.4
MainStay Epoch International Small Cap Fund Class I	5,657	847	(599)	46	—		6,444	22.5
MainStay Epoch U.S. All Cap Fund Class I	20,460	1,700	(1,136)	402	496		23,354	3.0
MainStay Epoch U.S. Equity Yield Fund Class I	999	2,990	(137)	21	4		3,987	3.7
MainStay Floating Rate Fund Class I	2,005	3,323	(162)	60	—		5,180	0.5
MainStay High Yield Corporate Bond Fund Class I	4,080	529	(2,132)	120	—		2,500	0.1
MainStay High Yield Municipal Bond Fund Class I	—	739	(767)	11	—	(a)	—	—
MainStay ICAP Equity Fund Class I	9,891	3,511	(3,173)	103	606		10,995	3.0
MainStay International Equity Fund Class I	4,884	810	(1,602)	27	—		4,516	2.4
MainStay Large Cap Growth Fund Class I	14,422	3,718	(4,961)	—	1,601		13,390	0.2
MainStay MAP Equity Fund Class I	18,331	3,106	(5,228)	283	195		18,510	2.5
MainStay S&P 500 Index Fund Class I	13,048	2,759	(4,891)	290	838		11,406	1.6
MainStay Short Duration High Yield Fund Class I	4,740	829	(239)	119	—		5,361	0.9
MainStay Total Return Bond Fund Class I	6,894	1,556	(3,185)	76	—		5,168	0.5

Total	$145,930	$42,713	$(34,965)	$2,412	$3,767		$164,304

MainStay Retirement 2050 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received		Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$820	$(44)	$2	$—		$810	1.0
IQ 50 Percent Hedged FTSE International ETF	1,404	448	(117)	18	16		1,891	0.9
IQ Enhanced Core Plus Bond U.S. ETF	1,965	153	(1,534)	19	—		550	0.2
IQ Global Resources ETF	1,237	550	(120)	6	—		1,669	0.9
MainStay Common Stock Fund Class I	8,496	776	(744)	129	—		9,482	9.7
MainStay Convertible Fund Class I	—	2,202	(143)	5	—		2,109	0.5
MainStay Cornerstone Growth Fund Class I	—	2,703	(131)	—	—		2,689	4.6
MainStay Epoch International Choice Fund Class I	7,032	1,153	(1,375)	257	—		7,346	1.4
MainStay Epoch International Small Cap Fund Class I	3,092	519	(404)	25	—		3,498	12.2
MainStay Epoch U.S. All Cap Fund Class I	11,265	1,296	(1,175)	220	272		12,659	1.6
MainStay Epoch U.S. Equity Yield Fund Class I	563	1,913	(138)	13	2		2,436	2.2
MainStay Floating Rate Fund Class I	975	1,406	(104)	27	—		2,284	0.2
MainStay High Yield Corporate Bond Fund Class I	1,211	128	(1,251)	28	—		91	—	(b)
MainStay High Yield Municipal Bond Fund Class I	—	211	(219)	3	—	(a)	—	—
MainStay ICAP Equity Fund Class I	4,346	571	(1,626)	38	260		3,578	1.0
MainStay International Equity Fund Class I	2,716	427	(830)	15	—		2,556	1.3
MainStay Large Cap Growth Fund Class I	12,597	4,922	(4,866)	—	1,392		13,112	0.2
MainStay MAP Equity Fund Class I	8,581	785	(1,707)	132	91		8,676	1.2
MainStay S&P 500 Index Fund Class I	5,729	797	(1,591)	125	356		5,123	0.7
MainStay Short Duration High Yield Fund Class I	2,429	438	(170)	60	—		2,712	0.5
MainStay Total Return Bond Fund Class I	2,002	372	(1,614)	14	—		724	0.1

Total	$75,640	$22,590	$(19,903)	$1,136	$2,389		$83,995

102	MainStay Target Date Funds

MainStay Retirement 2060 Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases		Proceeds of Sales	Dividend Income		Capital Gain Distributions Received		Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$47		$—	$—	(a)	$—		$49	0.1
IQ 50 Percent Hedged FTSE International ETF	96	11		(1)	1		1		118	0.1
IQ Enhanced Core Plus Bond U.S. ETF	29	—		(21)	—	(a)	—		7	—	(b)
IQ Global Resources ETF	80	34		— (a)	—	(a)	—		114	0.1
MainStay Common Stock Fund Class I	508	98		(14)	8		—		652	0.7
MainStay Convertible Fund Class I	—	119		(1)	—	(a)	—		121	0.0	(b)
MainStay Cornerstone Growth Fund Class I	—	158		—	—		—		166	0.3
MainStay Epoch International Choice Fund Class I	485	104		(45)	18		—		586	0.1
MainStay Epoch International Small Cap Fund Class I	206	32		(4)	2		—		254	0.9
MainStay Epoch U.S. All Cap Fund Class I	719	143		(81)	14		17		866	0.1
MainStay Epoch U.S. Equity Yield Fund Class I	35	188		(3)	2		—	(a)	228	0.2
MainStay Floating Rate Fund Class I	20	45		— (a)	1		—		65	0.0	(b)
MainStay High Yield Corporate Bond Fund Class I	2	—	(a)	(1)	—	(a)	—		1	0.0	(b)
MainStay High Yield Municipal Bond Fund Class I	—	3		(3)	—	(a)	—	(a)	—	—
MainStay ICAP Equity Fund Class I	288	57		(123)	3		15		241	0.1
MainStay International Equity Fund Class I	200	33		(31)	1		—		222	0.1
MainStay Large Cap Growth Fund Class I	964	339		(257)	—		107		1,081	0.0	(b)
MainStay MAP Equity Fund Class I	476	87		(92)	8		5		531	0.1
MainStay S&P 500 Index Fund Class I	208	101		(81)	4		13		238	—	(b)
MainStay Short Duration High Yield Fund Class I	142	17		(61)	3		—		98	—	(b)
MainStay Total Return Bond Fund Class I	30	1		(23)	—	(a)	—		7	—	(b)

Total	$4,488	$1,617		$(842)	$65		$158		$5,645

(a)	Less than $500.

(b)	Less than one-tenth of a percent.

As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$1,324,694	3.7%
Class R1	25,934	100.0
Class R3	11,377	26.6

MainStay Retirement 2020 Fund
Class I	$10,015,037	9.0%
Class R1	26,478	100.0
Class R3	10,607	15.9

MainStay Retirement 2030 Fund
Class I	$18,342,963	9.0%
Class R1	27,012	100.0

MainStay Retirement 2040 Fund
Class I	$15,293,392	9.1%
Class R1	27,341	88.5
Class R3	11,849	8.5

MainStay Retirement 2050 Fund
Class I	$13,006,260	15.2%
Class R1	27,472	89.0

MainStay Retirement 2060 Fund
Class A	$31,036	58.7%
Investor Class	30,997	14.5
Class I	6,069,188	100.0
Class R1	31,090	100.0
Class R2	31,012	4.4
Class R3	30,917	47.3

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,527,879	$1,366,390	$2,894,269
MainStay Retirement 2020 Fund	3,766,036	3,733,785	7,499,821
MainStay Retirement 2030 Fund	4,875,394	5,575,613	10,451,007
MainStay Retirement 2040 Fund	3,361,486	4,426,468	7,787,954
MainStay Retirement 2050 Fund	1,627,972	2,273,352	3,901,324

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of

103

Notes to Financial Statements (Unaudited) (continued)

securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Retirement Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Retirement Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Retirement Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Retirement Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$12,651	$16,704
MainStay Retirement 2020 Fund	34,694	43,427
MainStay Retirement 2030 Fund	54,651	53,570
MainStay Retirement 2040 Fund	46,673	38,377
MainStay Retirement 2050 Fund	25,547	21,673
MainStay Retirement 2060 Fund	1,829	956

Note 9–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	208,548	$2,120,106
Shares issued to shareholders in reinvestment of dividends and distributions	38,009	372,105
Shares redeemed	(265,820)	(2,673,587)

Net increase (decrease) in shares outstanding before conversion	(19,263)	(181,376)
Shares converted into Class A (See Note 1)	3,016	30,369
Shares converted from Class A (See Note 1)	(1,964)	(19,736)

Net increase (decrease)	(18,211)	$(170,743)

Year ended October 31, 2016:
Shares sold	63,462	$629,355
Shares issued to shareholders in reinvestment of dividends and distributions	31,871	311,696
Shares redeemed	(201,393)	(2,021,148)

Net increase (decrease) in shares outstanding before conversion	(106,060)	(1,080,097)
Shares converted into Class A (See Note 1)	4,239	41,345
Shares converted from Class A (See Note 1)	(2,116)	(21,896)

Net increase (decrease)	(103,937)	$(1,060,648)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	22,672	$229,941
Shares issued to shareholders in reinvestment of dividends and distributions	7,391	72,729
Shares redeemed	(22,907)	(231,614)

Net increase (decrease) in shares outstanding before conversion	7,156	71,056
Shares converted into Investor Class (See Note 1)	1,954	19,736
Shares converted from Investor Class (See Note 1)	(3,001)	(30,369)

Net increase (decrease)	6,109	$60,423

Year ended October 31, 2016:
Shares sold	38,623	$383,551
Shares issued to shareholders in reinvestment of dividends and distributions	5,768	56,640
Shares redeemed	(28,598)	(288,850)

Net increase (decrease) in shares outstanding before conversion	15,793	151,341
Shares converted into Investor Class (See Note 1)	2,107	21,896
Shares converted from Investor Class (See Note 1)	(4,221)	(41,345)

Net increase (decrease)	13,679	$131,892

104	MainStay Target Date Funds

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	235,135	$2,397,774
Shares issued to shareholders in reinvestment of dividends and distributions	192,634	1,899,370
Shares redeemed	(695,752)	(7,049,963)

Net increase (decrease)	(267,983)	$(2,752,819)

Year ended October 31, 2016:
Shares sold	542,231	$5,478,332
Shares issued to shareholders in reinvestment of dividends and distributions	176,948	1,741,172
Shares redeemed	(754,867)	(7,641,423)

Net increase (decrease)	(35,688)	$(421,919)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	53	539

Net increase (decrease)	53	$539

Period ended October 31, 2016:
Shares sold	80,178	$797,519
Shares issued to shareholders in reinvestment of dividends and distributions	69,478	689,662
Shares redeemed	(1,642,963)	(16,990,479)

Net increase (decrease)	(1,493,307)	$(15,503,298)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	5,445	$55,146
Shares issued to shareholders in reinvestment of dividends and distributions	11,380	112,096
Shares redeemed	(22,198)	(222,303)

Net increase (decrease)	(5,373)	$(55,061)

Year ended October 31, 2016:
Shares sold	52,402	$522,535
Shares issued to shareholders in reinvestment of dividends and distributions	10,275	100,693
Shares redeemed	(37,145)	(369,080)

Net increase (decrease)	25,532	$254,148

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	5	$46
Shares issued to shareholders in reinvestment of dividends and distributions	167	1,679
Shares redeemed	(12)	(127)

Net increase (decrease)	160	$1,598

Year ended October 31, 2016:
Shares sold	2,898	$30,249
Shares issued to shareholders in reinvestment of dividends and distributions	40	407

Net increase (decrease)	2,938	$30,656

MainStay Retirement 2020 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	521,672	$5,516,500
Shares issued to shareholders in reinvestment of dividends and distributions	87,745	898,515
Shares redeemed	(449,288)	(4,773,694)

Net increase (decrease) in shares outstanding before conversion	160,129	1,641,321
Shares converted into Class A (See Note 1)	17,680	188,232
Shares converted from Class A (See Note 1)	(9,314)	(98,237)

Net increase (decrease)	168,495	$1,731,316

Year ended October 31, 2016:
Shares sold	351,563	$3,626,087
Shares issued to shareholders in reinvestment of dividends and distributions	73,681	747,126
Shares redeemed	(304,532)	(3,129,131)

Net increase (decrease) in shares outstanding before conversion	120,712	1,244,082
Shares converted into Class A (See Note 1)	11,445	119,288
Shares converted from Class A (See Note 1)	(4,813)	(50,090)

Net increase (decrease)	127,344	$1,313,280

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	101,890	$1,078,727
Shares issued to shareholders in reinvestment of dividends and distributions	33,262	341,269
Shares redeemed	(92,141)	(975,293)

Net increase (decrease) in shares outstanding before conversion	43,011	444,703
Shares converted into Investor Class (See Note 1)	2,247	23,904
Shares converted from Investor Class (See Note 1)	(17,653)	(188,232)

Net increase (decrease)	27,605	$280,375

Year ended October 31, 2016:
Shares sold	203,531	$2,103,314
Shares issued to shareholders in reinvestment of dividends and distributions	30,211	306,941
Shares redeemed	(129,410)	(1,341,598)

Net increase (decrease) in shares outstanding before conversion	104,332	1,068,657
Shares converted into Investor Class (See Note 1)	4,576	47,702
Shares converted from Investor Class (See Note 1)	(11,432)	(119,288)

Net increase (decrease)	97,476	$997,071

105

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	678,821	$7,211,430
Shares issued to shareholders in reinvestment of dividends and distributions	506,514	5,212,029
Shares redeemed	(1,967,857)	(20,973,384)

Net increase (decrease) in shares outstanding before conversion	(782,522)	(8,549,925)
Shares converted into Class I (See Note 1)	7,022	74,333

Net increase (decrease)	(775,500)	$(8,475,592)

Year ended October 31, 2016:
Shares sold	1,458,326	$15,065,336
Shares issued to shareholders in reinvestment of dividends and distributions	493,759	5,026,468
Shares redeemed	(1,501,132)	(15,544,566)

Net increase (decrease) in shares outstanding before conversion	450,953	4,547,238
Shares converted into Class I (See Note 1)	230	2,388

Net increase (decrease)	451,183	$4,549,626

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	51	536

Net increase (decrease)	51	$536

Year ended October 31, 2016:
Shares sold	264,521	$2,714,991
Shares issued to shareholders in reinvestment of dividends and distributions	128,206	1,306,422
Shares redeemed	(3,216,772)	(34,390,643)

Net increase (decrease)	(2,824,045)	$(30,369,230)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	18,154	$193,325
Shares issued to shareholders in reinvestment of dividends and distributions	9,655	99,538
Shares redeemed	(47,847)	(504,319)

Net increase (decrease)	(20,038)	$(211,456)

Year ended October 31, 2016:
Shares sold	35,120	$362,177
Shares issued to shareholders in reinvestment of dividends and distributions	10,873	110,247
Shares redeemed	(25,004)	(252,577)

Net increase (decrease)	20,989	$219,847

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,770	$18,952
Shares issued to shareholders in reinvestment of dividends and distributions	317	3,300
Shares redeemed	(5,183)	(55,045)

Net increase (decrease)	(3,096)	$(32,793)

Year ended October 31, 2016:
Shares sold	6,132	$63,871
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,367
Shares redeemed	(416)	(4,453)

Net increase (decrease)	5,947	$61,785

MainStay Retirement 2030 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	728,822	$7,772,584
Shares issued to shareholders in reinvestment of dividends and distributions	103,015	1,064,151
Shares redeemed	(372,452)	(4,021,418)

Net increase (decrease) in shares outstanding before conversion	459,385	4,815,317
Shares converted into Class A (See Note 1)	22,228	241,446
Shares converted from Class A (See Note 1)	(1,492)	(16,144)

Net increase (decrease)	480,121	$5,040,619

Year ended October 31, 2016:
Shares sold	439,470	$4,497,215
Shares issued to shareholders in reinvestment of dividends and distributions	67,859	693,516
Shares redeemed	(265,542)	(2,733,302)

Net increase (decrease) in shares outstanding before conversion	241,787	2,457,429
Shares converted into Class A (See Note 1)	40,019	418,189
Shares converted from Class A (See Note 1)	(1,729)	(18,574)

Net increase (decrease)	280,077	$2,857,044

106	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	232,573	$2,498,805
Shares issued to shareholders in reinvestment of dividends and distributions	64,002	661,777
Shares redeemed	(99,445)	(1,068,479)

Net increase (decrease) in shares outstanding before conversion	197,130	2,092,103
Shares converted into Investor Class (See Note 1)	1,491	16,144
Shares converted from Investor Class (See Note 1)	(22,217)	(241,446)

Net increase (decrease)	176,404	$1,866,801

Year ended October 31, 2016:
Shares sold	436,775	$4,516,929
Shares issued to shareholders in reinvestment of dividends and distributions	48,890	500,147
Shares redeemed	(146,803)	(1,515,521)

Net increase (decrease) in shares outstanding before conversion	338,862	3,501,555
Shares converted into Investor Class (See Note 1)	1,728	18,574
Shares converted from Investor Class (See Note 1)	(40,001)	(418,189)

Net increase (decrease)	300,589	$3,101,940

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,162,885	$12,590,977
Shares issued to shareholders in reinvestment of dividends and distributions	897,925	9,347,405
Shares redeemed	(1,981,546)	(21,531,421)

Net increase (decrease)	79,264	$406,961

Year ended October 31, 2016:
Shares sold	2,263,244	$23,225,275
Shares issued to shareholders in reinvestment of dividends and distributions	785,347	8,081,219
Shares redeemed	(1,554,273)	(16,208,072)

Net increase (decrease)	1,494,318	$15,098,422

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	64	675

Net increase (decrease)	64	$675

Year ended October 31, 2016:
Shares sold	191,468	$1,969,434
Shares issued to shareholders in reinvestment of dividends and distributions	94,834	975,842
Shares redeemed	(2,382,122)	(25,496,528)

Net increase (decrease)	(2,095,820)	$(22,551,252)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	33,525	$358,660
Shares issued to shareholders in reinvestment of dividends and distributions	19,850	205,258
Shares redeemed	(40,654)	(427,819)

Net increase (decrease)	12,721	$136,099

Year ended October 31, 2016:
Shares sold	47,749	$489,080
Shares issued to shareholders in reinvestment of dividends and distributions	18,487	188,566
Shares redeemed	(22,381)	(231,402)

Net increase (decrease)	43,855	$446,244

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	15,138	$166,282
Shares issued to shareholders in reinvestment of dividends and distributions	1,578	16,528
Shares redeemed	(26,633)	(292,559)

Net increase (decrease)	(9,917)	$(109,749)

Year ended October 31, 2016:
Shares sold	10,487	$107,021
Shares issued to shareholders in reinvestment of dividends and distributions	1,133	11,715
Shares redeemed	(213)	(2,211)

Net increase (decrease)	11,407	$116,525

MainStay Retirement 2040 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	645,966	$7,017,744
Shares issued to shareholders in reinvestment of dividends and distributions	63,988	670,590
Shares redeemed	(217,629)	(2,386,925)

Net increase (decrease) in shares outstanding before conversion	492,325	5,301,409
Shares converted into Class A (See Note 1)	20,156	222,643
Shares converted from Class A (See Note 1)	(2,410)	(26,612)

Net increase (decrease)	510,071	$5,497,440

Year ended October 31, 2016:
Shares sold	214,664	$2,239,702
Shares issued to shareholders in reinvestment of dividends and distributions	35,740	370,983
Shares redeemed	(121,218)	(1,278,667)

Net increase (decrease) in shares outstanding before conversion	129,186	1,332,018
Shares converted into Class A (See Note 1)	34,770	361,510
Shares converted from Class A (See Note 1)	(5,149)	(54,697)

Net increase (decrease)	158,807	$1,638,831

107

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	264,461	$2,896,932
Shares issued to shareholders in reinvestment of dividends and distributions	64,183	675,849
Shares redeemed	(127,579)	(1,395,829)

Net increase (decrease) in shares outstanding before conversion	201,065	2,176,952
Shares converted into Investor Class (See Note 1)	2,400	26,612
Shares converted from Investor Class (See Note 1)	(20,058)	(222,643)

Net increase (decrease)	183,407	$1,980,921

Year ended October 31, 2016:
Shares sold	462,150	$4,828,103
Shares issued to shareholders in reinvestment of dividends and distributions	44,664	465,841
Shares redeemed	(163,989)	(1,707,361)

Net increase (decrease) in shares outstanding before conversion	342,825	3,586,583
Shares converted into Investor Class (See Note 1)	5,128	54,697
Shares converted from Investor Class (See Note 1)	(34,609)	(361,510)

Net increase (decrease)	313,344	$3,279,770

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,197,592	$13,268,961
Shares issued to shareholders in reinvestment of dividends and distributions	701,930	7,433,442
Shares redeemed	(1,284,023)	(14,270,842)

Net increase (decrease)	615,499	$6,431,561

Year ended October 31, 2016:
Shares sold	1,963,062	$20,486,781
Shares issued to shareholders in reinvestment of dividends and distributions	592,345	6,207,771
Shares redeemed	(1,298,152)	(13,736,620)

Net increase (decrease)	1,257,255	$12,957,932

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	88	$993
Shares issued to shareholders in reinvestment of dividends and distributions	77	828

Net increase (decrease)	165	$1,821

Year ended October 31, 2016:
Shares sold	170,200	$1,761,576
Shares issued to shareholders in reinvestment of dividends and distributions	51,030	535,307
Shares redeemed	(1,375,320)	(14,977,601)

Net increase (decrease)	(1,154,090)	$(12,680,718)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	28,649	$313,769
Shares issued to shareholders in reinvestment of dividends and distributions	22,949	241,656
Shares redeemed	(15,594)	(172,939)

Net increase (decrease)	36,004	$382,486

Year ended October 31, 2016:
Shares sold	60,631	$628,994
Shares issued to shareholders in reinvestment of dividends and distributions	19,928	207,450
Shares redeemed	(37,235)	(385,548)

Net increase (decrease)	43,324	$450,896

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,961	$111,545
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,132
Shares redeemed	(283)	(3,090)

Net increase (decrease)	9,785	$109,587

Year ended October 31, 2016:
Shares sold	1,151	$12,140
Shares issued to shareholders in reinvestment of dividends and distributions	56	588
Shares redeemed	(36)	(364)

Net increase (decrease)	1,171	$12,364

MainStay Retirement 2050 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	302,302	$3,296,798
Shares issued to shareholders in reinvestment of dividends and distributions	20,596	213,782
Shares redeemed	(93,532)	(1,024,613)

Net increase (decrease) in shares outstanding before conversion	229,366	2,485,967
Shares converted into Class A (See Note 1)	22,899	252,361
Shares converted from Class A (See Note 1)	(3,106)	(34,101)

Net increase (decrease)	249,159	$2,704,227

Year ended October 31, 2016:
Shares sold	83,475	$861,286
Shares issued to shareholders in reinvestment of dividends and distributions	14,358	148,603
Shares redeemed	(85,044)	(854,633)

Net increase (decrease) in shares outstanding before conversion	12,789	155,256
Shares converted into Class A (See Note 1)	12,605	131,768
Shares converted from Class A (See Note 1)	(48)	(515)

Net increase (decrease)	25,346	$286,509

108	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	180,605	$1,954,932
Shares issued to shareholders in reinvestment of dividends and distributions	41,984	434,955
Shares redeemed	(67,301)	(730,798)

Net increase (decrease) in shares outstanding before conversion	155,288	1,659,089
Shares converted into Investor Class (See Note 1)	3,111	34,101
Shares converted from Investor Class (See Note 1)	(22,947)	(252,361)

Net increase (decrease)	135,452	$1,440,829

Year ended October 31, 2016:
Shares sold	328,245	$3,379,636
Shares issued to shareholders in reinvestment of dividends and distributions	27,639	285,507
Shares redeemed	(100,543)	(1,033,574)

Net increase (decrease) in shares outstanding before conversion	255,341	2,631,569
Shares converted into Investor Class (See Note 1)	48	515
Shares converted from Investor Class (See Note 1)	(12,630)	(131,768)

Net increase (decrease)	242,759	$2,500,316

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	880,598	$9,654,085
Shares issued to shareholders in reinvestment of dividends and distributions	376,663	3,932,362
Shares redeemed	(990,432)	(10,886,978)

Net increase (decrease)	266,829	$2,699,469

Year ended October 31, 2016:
Shares sold	1,519,223	$15,725,042
Shares issued to shareholders in reinvestment of dividends and distributions	299,958	3,119,563
Shares redeemed	(778,261)	(8,131,896)

Net increase (decrease)	1,040,920	$10,712,709

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	64	$709
Shares issued to shareholders in reinvestment of dividends and distributions	119	1,244

Net increase (decrease)	183	$1,953

Year ended October 31, 2016:
Shares sold	123,083	$1,269,054
Shares issued to shareholders in reinvestment of dividends and distributions	17,326	180,540
Shares redeemed	(510,256)	(5,499,517)

Net increase (decrease)	(369,847)	$(4,049,923)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	30,765	$332,594
Shares issued to shareholders in reinvestment of dividends and distributions	20,553	213,552
Shares redeemed	(77,330)	(832,627)

Net increase (decrease)	(26,012)	$(286,481)

Year ended October 31, 2016:
Shares sold	93,934	$969,472
Shares issued to shareholders in reinvestment of dividends and distributions	15,704	162,689
Shares redeemed	(27,064)	(280,290)

Net increase (decrease)	82,574	$851,871

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	16,959	$187,510
Shares issued to shareholders in reinvestment of dividends and distributions	651	6,813
Shares redeemed	(10,982)	(121,629)

Net increase (decrease)	6,628	$72,694

Year ended October 31, 2016:
Shares sold	3,731	$38,704
Shares issued to shareholders in reinvestment of dividends and distributions	424	4,421
Shares redeemed	(353)	(3,626)

Net increase (decrease)	3,802	$39,499

MainStay Retirement 2060 Fund

Class A	Shares	Amount
Period ended April 30, 2017:
Shares sold	3,075	$35,124
Shares issued to shareholders in reinvestment of dividends and distributions	109	1,208
Shares redeemed	(1,341)	(15,322)

Net increase (decrease)	1,843	$21,010

Year ended October 31, 2016 (a):
Shares sold	2,527	$25,303

Net increase (decrease)	2,527	$25,303

Investor Class	Shares	Amount
Period ended April 30, 2017:
Shares sold	10,535	$122,982
Shares issued to shareholders in reinvestment of dividends and distributions	220	2,449
Shares redeemed	(1,042)	(12,055)

Net increase (decrease)	9,713	$113,376

Year ended October 31, 2016 (a):
Shares sold	8,646	$92,843
Shares redeemed	(699)	(7,817)

Net increase (decrease)	7,947	$85,026

109

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	13,748	152,875

Net increase (decrease)	13,748	$152,875

Year ended October 31, 2016 (a):
Shares sold	487,500	$4,875,516

Net increase (decrease)	487,500	$4,875,516

Class R1	Shares	Amount
Period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	69	762

Net increase (decrease)	69	$762

Year ended October 31, 2016 (a):
Shares sold	3,144	$32,003
Shares redeemed	(644)	(7,283)

Net increase (decrease)	2,500	$24,720

Class R2	Shares	Amount
Period ended April 30, 2017:
Shares sold	60,093	$690,427
Shares issued to shareholders in reinvestment of dividends and distributions	65	723
Shares redeemed	(4,347)	(51,341)

Net increase (decrease)	55,811	$639,809

Year ended October 31, 2016 (a):
Shares sold	2,500	$25,003

Net increase (decrease)	2,500	$25,003

Class R3	Shares	Amount
Period ended April 30, 2017:
Shares sold	9	$100
Shares issued to shareholders in reinvestment of dividends and distributions	134	1,491

Net increase (decrease)	143	$1,591

Year ended October 31, 2016 (a):
Shares sold	5,278	$55,923

Net increase (decrease)	5,278	$55,923

(a) Inception date was February 29, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

110	MainStay Target Date Funds

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Retirement Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Retirement Funds (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Retirement Funds’ distribution arrangements. In addition, the Board received information regarding the Retirement Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Retirement Funds. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of the Retirement Funds’ shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Retirement Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Retirement Funds grow and the extent to which economies of scale have benefited or may benefit Retirement Fund shareholders; and (v) the reasonableness of the Retirement Funds’ management fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between the Retirement Funds’ fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Retirement Funds’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the

111

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

Retirement Funds as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Retirement Funds. Board also considered the full range of services that New York Life Investments supplies to the Retirement Funds under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Retirement Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Retirement Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Retirement Funds and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Retirement Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Retirement Funds’ investments and those of other accounts managed by New York Life Investments. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered detailed investment reports on the Retirement Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Retirement Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance and the Retirement Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds.

In considering the investment performance of the Retirement Funds, the Board focused principally on the Retirement Funds’ long-term performance track record. With respect to Retirement 2050 Fund, the Board that the Fund had recently underperformed relative to peers but noted that the Fund’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance as well as discussions between the Retirement Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Retirement Fund investment performance and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay their pro rata share of the fees and expenses of the

112	MainStay Target Date Funds

underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board also recognized that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Retirement Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Retirement Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Retirement Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board considered whether the Retirement Funds’ expense structures permit economies of scale to be shared with Retirement Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the

Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Retirement Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Retirement Funds in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

113

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Retirement Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Retirement Funds’ net management fees and expenses.

The Board noted that, outside of the Retirement Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Retirement Funds.

The Board considered that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to com-

petitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

114	MainStay Target Date Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

115

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737583 MS144-17	MSRF10-06/17 (NYLIM) NL0C1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	–0.57 2.51%	3.01 6.20%	2.85 3.47%	3.11 3.42%	1.08 1.08%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.59 2.48	2.99 6.18	2.84 3.47	3.94 4.29	1.07 1.07
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–0.79 2.21	2.50 5.50	2.69 2.69	2.60 2.60	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	1.21 2.21	4.50 5.50	2.69 2.69	2.61 2.61	1.82 1.82
Class I Shares	No Sales Charge		5/3/2004	2.63	6.46	3.73	3.69	0.83
Class R3 Shares	No Sales Charge		2/29/2016	2.33	5.83	8.63	N/A	1.42

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P/LSTA Leveraged Loan Index[4]	3.03%	8.06%	4.52%	4.54%
Credit Suisse Leveraged Loan Index[5]	3.14	8.16	4.81	4.23
Average Lipper Loan Participation Fund[6]	2.72	7.12	3.77	3.22

4.	The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.
Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,025.10	$5.17	$1,019.70	$5.16	1.03%

Investor Class Shares	$1,000.00	$1,024.80	$5.47	$1,019.40	$5.46	1.09%

Class B Shares	$1,000.00	$1,022.10	$9.18	$1,015.70	$9.15	1.83%

Class C Shares	$1,000.00	$1,022.10	$9.18	$1,015.70	$9.15	1.83%

Class I Shares	$1,000.00	$1,026.30	$3.92	$1,020.90	$3.91	0.78%

Class R3 Shares	$1,000.00	$1,023.30	$6.87	$1,018.00	$6.85	1.37%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Healthcare, Education & Childcare	9.6%
Electronics	9.5
Diversified/Conglomerate Service	7.0
Hotels, Motels, Inns & Gaming	6.9
Retail Store	5.6
Chemicals, Plastics & Rubber	5.3
Leisure, Amusement, Motion Pictures & Entertainment	4.3
Telecommunications	4.2
Broadcasting & Entertainment	4.1
Containers, Packaging & Glass	4.1
Utilities	3.9
Buildings & Real Estate	3.7
Beverage, Food & Tobacco	3.1
Insurance	3.1
Oil & Gas	2.7
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.5
Diversified/Conglomerate Manufacturing	2.3
Personal & Nondurable Consumer Products (Manufacturing Only)	2.0
Mining, Steel, Iron & Non-Precious Metals	1.7

Automobile	1.7%
Aerospace & Defense	1.5
Personal, Food & Miscellaneous Services	1.3
Printing & Publishing	1.3
Finance	1.1
Ecological	1.0
Banking	0.9
Affiliated Investment Company	0.6
Home and Office Furnishings, Housewares & Durable Consumer Products	0.6
Software	0.4
Media	0.2
Cargo Transport	0.1
Personal Transportation	0.1
Auto Manufacturers	0.0 ‡
Short-Term Investment	8.8
Other Assets, Less Liabilities	–5.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investments) (Unaudited)

1.	First Data Corp. 3.491%–3.988%, due 7/10/22–4/26/24

2.	Univision Communications, Inc., 3.75%, due 3/15/24

3.	MGM Growth Properties Operating Partnership L.P., 3.493%, due 4/25/23

4.	Valeant Pharmaceuticals International, Inc., 5.74%–6.50%, due 3/15/22–4/1/22

5.	Caesars Entertainment Operating Co. 10.75%–13.75%, due 3/1/22–3/31/24
6.	Rexnord LLC, 3.889%, due 8/21/23

7.	Las Vegas Sands LLC, 2.99%, due 3/29/24

8.	Scientific Games International, Inc., 4.994%, due 10/1/21

9.	Berry Plastics Group, Inc., 3.239%–3.524%, due 1/6/21–1/19/24

10.	Party City Holdings, Inc., 4.17%, due 8/19/22

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Floating Rate Fund returned 2.51% for Class A shares, 2.48% for Investor Class shares and 2.21% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 2.63% and Class R3 shares returned 2.33%. For the six months ended April 30, 2017, all share classes underperformed the 3.03% return of the S&P/LSTA Leveraged Loan Index,1 which is the Fund’s broad-based securities-market index; the 3.14% return of the Credit Suisse Leveraged Loan Index,1 which is the Fund’s secondary benchmark; and the 2.72% return of the Average Lipper2 Loan Participation Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the S&P/LSTA Leveraged Loan Index during the reporting period was driven primarily by an underweight position in credits rated CCC3 and unrated credits. An overweight position relative to S&P/LSTA Leveraged Loan Index in credits rated BB4 and a neutrally weighted position in credits rated B5 contributed positively to performance. (Contributions take weightings and total returns into account.)

From an industry perspective, security selection was the most significant detractor from the Fund’s relative performance in oil & gas, broadcasting and nonferrous metals and mining. Security selection in retail, building products and chemicals, on the other hand, provided significant positive contributions to the Fund’s relative performance during the reporting period.

What was the Fund’s duration6 during the reporting period?

The Fund primarily invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure as of April 30, 2017, was 39 days. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

How did the Fund’s sector weightings change during the reporting period?

Since March 2016, riskier assets (credits rated low single-B and below, nonrated credits and defaulted credits) have continued to materially outperform other segments of the loan market. In response, we continued to modify the Fund’s risk exposure during the reporting period by reducing the Fund’s weighting in credits rated BB and increasing exposure to credits rated B and, to a lesser extent, to credits rated CCC.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in cash. (Unlike the Fund, the Index does not have a cash component.) As of the same date, the Fund held underweight positions relative to the Index in credits rated BBB8 and in credits rated CCC and lower, unrated credits and defaulted credits. At the end of the reporting period, the Fund had a neutrally weighted position relative to the S&P/LSTA Leveraged Loan Index in credits rated B.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information about Lipper Inc.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
7.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.
8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

As of April 30, 2017, the Fund’s most substantial industry exposures were in electronics, business equipment/services, health care, hotels & casinos, and chemicals. Among these, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in hotels & casinos and chemicals, and the Fund held underweight positions in electronics, business equipment/services and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.7%† Corporate Bonds 2.9%
Auto Manufacturers 0.0%‡
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$600,000	$608,250

Automobile 0.2%
Goodyear Tire & Rubber Co. 4.875%, due 3/15/27	2,250,000	2,250,000

Beverage, Food & Tobacco 0.1%
AdvancePierre Food Holdings, Inc. 5.50%, due 12/15/24 (a)	1,500,000	1,672,500

Cargo Transport 0.1%
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (a)	2,000,000	2,112,500

Chemicals, Plastics & Rubber 0.5%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,624,000
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	2,095,000
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,537,500
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,950,000	2,025,562

		7,282,062

Containers, Packaging & Glass 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (a)(b)	1,330,000	1,379,875
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	1,200,000	1,306,500
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,488,375

		4,174,750

Diversified/Conglomerate Manufacturing 0.3%
ACCO Brands Corp. 5.25%, due 12/15/24 (a)	3,770,000	3,883,100
Scotts Miracle-Gro Co. 5.25%, due 12/15/26 (a)	800,000	826,000

		4,709,100

Ecological 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	1,200,000	1,234,500

	Principal Amount	Value
Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	$3,000,000	$3,045,000

Healthcare, Education & Childcare 0.1%
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	330,000	354,750
♦Valeant Pharmaceuticals International, Inc. 6.50%, due 3/15/22 (a)	1,500,000	1,535,625

		1,890,375

Hotels, Motels, Inns & Gaming 0.1%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24 (a)	1,250,000	1,290,625

Media 0.2%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	1,200,000	1,231,500
SFR Group S.A. 6.00%, due 5/15/22 (a)	2,000,000	2,085,000

		3,316,500

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	330,000	379,706

Oil & Gas 0.2%
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	800,000	714,000
FTS International, Inc. 8.631%, due 6/15/20 (a)(c)	1,670,000	1,686,700

		2,400,700

Telecommunications 0.1%
Frontier Communications Corp. 8.875%, due 9/15/20	2,000,000	2,111,240

Utilities 0.4%
Dynegy, Inc. 7.375%, due 11/1/22	2,000,000	1,915,000
7.625%, due 11/1/24	1,500,000	1,372,500
NRG Energy, Inc. 7.25%, due 5/15/26	2,700,000	2,760,750

		6,048,250

Total Corporate Bonds (Cost $43,439,394)		44,526,058

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans 83.4% (d)
Aerospace & Defense 1.1%
American Airlines, Inc. 2016 USD Term Loan B 3.494%, due 12/14/23	$2,948,354	$2,950,459
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	5,466,750	5,488,961
Engility Corp. Term Loan B2 4.75%, due 8/12/23	883,824	887,506
TransDigm, Inc. 2016 Extended Term Loan F 3.993%, due 6/9/23	7,126,443	7,113,081

		16,440,007

Automobile 1.5%
American Axle and Manufacturing, Inc. Term Loan B 3.24%, due 4/6/24	5,500,000	5,468,375
CH Hold Corp. Delayed Draw Term Loan B 3.00%, due 2/1/24 (e)	113,636	114,347
1st Lien Term Loan 4.00%, due 2/1/24	2,063,636	2,076,534
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	6,048,948	6,040,129
KAR Auction Services, Inc. Term Loan B2 4.188%, due 3/11/21	1,904,481	1,914,798
Tower Automotive Holdings USA LLC 2017 Term Loan B 3.75%, due 3/7/24	5,045,067	5,028,252
U.S. Farathane LLC Term Loan 5.147%, due 12/23/21	2,653,590	2,675,150

		23,317,585

Banking 0.9%
Capital Automotive L.P.
2017 1st Lien Term Loan 4.00%, due 3/24/24	7,425,000	7,477,591
2017 2nd Lien Term Loan 7.00%, due 3/24/25	4,500,000	4,567,500
Russell Investment Group Term Loan B 6.75%, due 6/1/23	1,997,487	2,012,469

		14,057,560

Beverage, Food & Tobacco 3.0%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	2,657,196	2,460,675

	Principal Amount	Value
Beverage, Food & Tobacco (continued)
Advantage Sales & Marketing, Inc.
Incremental Term Loan B TBD, due 7/25/21 (f)	$1,500,000	$1,465,500
2014 1st Lien Term Loan 4.25%, due 7/23/21	4,794,465	4,684,192
2014 2nd Lien Term Loan 7.50%, due 7/25/22	1,458,333	1,387,848
Albertsons LLC
USD 2016 Term Loan B4 3.993%, due 8/22/21	7,455,362	7,475,864
USD 2016 Term Loan B6 4.302%, due 6/22/23	1,592,778	1,599,608
Arctic Glacier U.S.A., Inc. 2017 Term Loan B 5.25%, due 3/20/24	1,450,000	1,468,125
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.147%, due 8/16/23	2,238,750	2,254,142
B&G Foods, Inc. 2017 Term Loan B 3.243%, due 11/2/22	1,386,905	1,397,595
Chobani LLC 1st Lien Term Loan 5.25%, due 10/7/23	2,000,000	2,022,500
Crossmark Holdings, Inc.
1st Lien Term Loan 4.647%, due 12/20/19 (f)	1,631,936	1,215,792
2nd Lien Term Loan 8.75%, due 12/21/20 (f)	200,000	126,000
Hostess Brands LLC 2016 1st Lien Term Loan 4.00%, due 8/3/22	3,957,544	3,990,193
JBS USA LLC 2017 Term Loan B 3.483%, due 10/30/22	6,000,000	6,017,814
Oak Tea, Inc. USD Term Loan B1 3.688%, due 7/2/22	4,193,878	4,209,605
U.S. Foods, Inc. 2016 Term Loan B 3.743%, due 6/27/23	4,954,865	4,997,012

		46,772,465

Broadcasting & Entertainment 3.8%
CBS Radio Inc. Term Loan B 4.50%, due 10/17/23	1,806,321	1,821,223
Charter Communications Operating LLC 2016 Term Loan I 3.243%, due 1/15/24	4,525,714	4,546,456

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	$4,091,359	$3,191,260
Entercom Radio, LLC 2016 Term Loan 4.55%, due 11/1/23	3,240,249	3,255,640
Global Eagle Entertainment, Inc. 1st Lien Term Loan 7.322%, due 1/6/23	2,100,000	1,921,500
iHeartCommunications, Inc. Term Loan D 7.743%, due 1/30/19	3,250,000	2,774,687
Mission Broadcasting, Inc. 2016 Term Loan B2 3.994%, due 1/17/24	313,636	315,597
Nexstar Broadcasting, Inc. 2017 Term Loan B 3.994%, due 1/17/24	3,183,697	3,203,595
Salem Communications Corp. Term Loan B 4.50%, due 3/13/20	1,660,358	1,620,925
Tribune Media Co. Term Loan 3.993%, due 12/27/20	453,850	455,552
Term Loan C 3.993%, due 1/27/24	7,272,219	7,326,761
♦Univision Communications, Inc. Term Loan C5 3.75%, due 3/15/24	16,166,595	16,043,099
Virgin Media Bristol LLC USD Term Loan I 3.744%, due 1/31/25	10,000,000	10,032,500
WideOpenWest Finance LLC 2016 Term Loan B 4.554%, due 8/18/23	2,984,997	3,001,787

		59,510,582

Buildings & Real Estate 3.7%
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.343%, due 11/4/21	5,421,464	5,445,183
GYP Holdings III Corp. Incremental 1st Lien Term Loan 4.672%, due 4/1/21	1,985,000	1,992,444
HD Supply, Inc. Incremental Term Loan B1 3.897%, due 8/13/21	1,264,218	1,271,725
Incremental Term Loan B2 3.897%, due 10/17/23	2,487,500	2,501,492

	Principal Amount	Value
Buildings & Real Estate (continued)
Headwaters, Inc. 2016 Term Loan B 4.00%, due 3/24/22	$5,344,805	$5,352,822
Jeld-Wen, Inc. 2017 Term Loan B 4.147%, due 7/1/22	4,370,247	4,412,586
Priso Acquisition Corp. 2017 Term Loan B 4.00%, due 5/8/22 (f)	3,776,045	3,785,485
Realogy Corp. 2017 Term Loan B 3.242%, due 7/20/22	10,056,943	10,109,742
Safway Group Holding LLC Term Loan B 5.75%, due 8/19/23	3,639,958	3,671,807
SRS Distribution, Inc. 2015 Term Loan B 5.25%, due 8/25/22	3,483,602	3,525,694
VC GB Holdings, Inc. 1st Lien Term Loan 4.75%, due 2/28/24	3,050,000	3,065,250
Wilsonart LLC 2016 Term Loan 4.65%, due 12/19/23	12,197,166	12,261,969

		57,396,199

Chemicals, Plastics & Rubber 4.1%
Allnex USA, Inc. USD Term Loan B3 4.406%, due 9/13/23	1,236,873	1,236,873
ASP Chromaflo Intermediate Holdings, Inc. Term Loan B1 5.00%, due 11/18/23	216,818	217,766
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B1 3.647%, due 2/1/23	5,916,410	5,972,651
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.403%, due 9/6/22	757,463	742,314
Emerald Performance Materials LLC New 1st Lien Term Loan 4.50%, due 8/1/21	2,412,719	2,425,385
New 2nd Lien Term Loan 8.75%, due 8/1/22	1,300,000	1,297,292
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.398%, due 12/29/23	4,500,000	4,523,625
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.153%, due 9/7/21	3,243,595	3,229,404

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
GCP Applied Technologies, Inc. 2016 Term Loan B 4.397%, due 2/3/22	$2,722,500	$2,736,113
Huntsman International LLC Term Loan B2 3.993%, due 4/1/23	1,485,038	1,499,888
Ineos U.S. Finance LLC 2022 USD Term Loan 3.743%, due 3/31/22	4,704,376	4,732,310
Kraton Polymers LLC 2016 Term Loan B 5.00%, due 1/6/22	866,588	876,377
MacDermid, Inc. USD Term Loan B6 4.00%, due 6/7/23	6,582,587	6,617,146
Nexeo Solutions LLC 2017 Term Loan B 5.04%, due 6/9/23	4,891,669	4,936,002
OXEA Finance LLC USD Term Loan B2 4.40%, due 1/15/20	3,643,208	3,515,695
PQ Corp. 2016 USD Term Loan 5.25%, due 11/4/22	3,124,111	3,153,925
Solenis International L.P.
USD 1st Lien Term Loan 4.304%, due 7/31/21	2,433,137	2,437,320
USD 2nd Lien Term Loan 7.804%, due 7/31/22	1,250,000	1,235,000
Univar, Inc. 2017 Term Loan B 3.743%, due 7/1/22	10,827,938	10,849,593
Zep, Inc. 2016 Term Loan 5.00%, due 6/26/22	2,554,500	2,573,659

		64,808,338

Containers, Packaging & Glass 3.8%
Anchor Glass Container Corp.
2016 1st Lien Term Loan 4.25%, due 12/7/23	4,788,000	4,815,531
2016 2nd Lien Term Loan 8.75%, due 12/7/24	500,000	509,375
Berlin Packaging LLC 2014 1st Lien Term Loan 4.50%, due 10/1/21	2,474,722	2,487,096
♦Berry Plastics Group, Inc.
Term Loan L 3.239%, due 1/6/21	6,347,853	6,381,579

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Berry Plastics Group, Inc. (continued)
Term Loan I 3.507%, due 10/1/22	$3,653,092	$3,676,940
Term Loan J 3.524%, due 1/19/24	3,000,000	3,018,282
BWAY Holding Co., Inc. 2017 Term Loan B 4.233%, due 4/3/24	6,000,000	5,970,000
Caraustar Industries, Inc. 2017 Term Loan B 6.647%, due 3/14/22	2,396,836	2,410,318
Fort Dearborn Co.
2016 1st Lien Term Loan 5.147%, due 10/19/23	2,493,750	2,513,493
2016 2nd Lien Term Loan 9.65%, due 10/19/24	1,500,000	1,485,000
Klockner-Pentaplast of America, Inc.
USD 1st Lien Term Loan 4.397%, due 4/28/20	1,445,602	1,455,360
USD German Borrower 4.397%, due 4/28/20	617,779	621,949
Multi Packaging Solutions, Inc. USD Term Loan A 4.25%, due 9/30/20	757,364	756,417
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	629,630	617,037
Ranpak Corp. 2015 Term Loan 4.25%, due 10/1/21	997,455	997,455
Reynolds Group Holdings, Inc. USD 2017 Term Loan 3.993%, due 2/5/23	11,676,270	11,731,803
Signode Industrial Group U.S., Inc. USD Term Loan B 3.814%, due 5/1/21	6,208,620	6,259,065
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	3,144,000	3,145,572

		58,852,272

Diversified/Conglomerate Manufacturing 1.8%
Allied Universal Holdco LLC 2015 Term Loan 4.79%, due 7/28/22	1,784,658	1,786,332
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	4,212,808	4,257,569
Filtration Group Corp. 1st Lien Term Loan 4.304%, due 11/21/20	5,138,381	5,174,776

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Gardner Denver, Inc. USD Term Loan 4.559%, due 7/30/20	$3,285,742	$3,283,689
Mueller Water Products, Inc. 2017 Term Loan B 3.54%, due 11/25/21	2,883,773	2,913,813
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.647%, due 11/27/20 (f)	2,444,363	2,282,423
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.243%, due 11/15/23	8,312,500	8,366,182

		28,064,784

Diversified/Conglomerate Service 7.0%
Applied Systems, Inc.
New 1st Lien Term Loan 4.397%, due 1/25/21	2,789,763	2,807,199
New 2nd Lien Term Loan 7.647%, due 1/24/22	2,357,405	2,371,156
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.142%, due 12/18/20	5,454,865	5,466,801
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.75%, due 3/1/24	5,357,143	5,370,536
Coinstar LLC
1st Lien Term Loan 5.25%, due 9/27/23	3,482,500	3,482,500
2nd Lien Term Loan 9.75%, due 9/27/24	1,000,000	1,017,500
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/9/20 (f)	3,950,578	3,101,204
♦First Data Corp.
2017 Term Loan 3.491%, due 4/26/24	11,363,083	11,363,083
USD 2016 Term Loan 3.988%, due 7/10/22	4,758,062	4,780,863
Greeneden U.S. Holdings II LLC 2017 Term Loan B 5.158%, due 12/1/23	1,496,350	1,504,954
Information Resources, Inc. 1st Lien Term Loan 5.25%, due 1/18/24	4,000,000	4,040,000
J.D. Power and Associates
1st Lien Term Loan 5.25%, due 9/7/23	3,184,000	3,199,920
2nd Lien Term Loan 9.50%, due 9/7/24	625,000	631,250

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
KAR Auction Services, Inc. Term Loan B3 4.50%, due 3/9/23	$2,970,000	$3,001,556
Kronos, Inc. New 1st Lien Term Loan 5.034%, due 11/1/23	5,835,375	5,852,753
Mitchell International, Inc. New 1st Lien Term Loan 4.672%, due 10/13/20	4,978,519	4,992,743
MKS Instruments, Inc. 2016 Term Loan B2 3.743%, due 5/1/23	2,804,141	2,827,803
Monitronics International Inc. Term Loan B2 6.647%, due 9/30/22	4,776,000	4,841,670
MX Holdings U.S., Inc. Term Loan B1B 3.743%, due 8/14/23	4,344,202	4,365,923
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 4.25%, due 5/2/22	6,615,146	6,676,574
Sabre GLBL Inc. Term Loan B 3.743%, due 2/22/24	4,798,672	4,840,660
Sophia L.P. 2017 Term Loan B 4.397%, due 9/30/22	3,911,990	3,907,800
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	2,183,678	2,150,923
Tempo Acquisition LLC Term Loan TBD, due 3/15/24 (f)	5,500,000	5,506,875
TruGreen, Ltd. Partnership 1st Lien Term Loan B 6.50%, due 4/13/23	3,573,000	3,593,098
Vantiv LLC 2014 Term Loan B 3.49%, due 10/14/23	1,635,187	1,645,700
Verint Systems, Inc. USD Term Loan 3.758%, due 9/6/19	4,563,435	4,580,548
WEX, Inc. Term Loan B 4.493%, due 7/1/23	1,985,000	2,003,077

		109,924,669

Ecological 0.8%
Advanced Disposal Services, Inc. Term Loan B3 3.696%, due 11/10/23	6,010,087	6,058,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Ecological (continued)
Casella Waste Systems, Inc. 2017 Term Loan B 3.75%, due 10/17/23	$1,246,875	$1,249,992
Multi Packaging Solutions, Inc.
2014 Term Loan B 4.25%, due 9/30/20	818,362	818,874
Incremental Term Loan 4.25%, due 9/30/20	2,446,684	2,446,684
Waste Industries USA, Inc. 2016 Term Loan 3.743%, due 2/27/20	2,613,333	2,625,856

		13,199,574

Electronics 9.0%
BMC Software Finance, Inc. 2017 USD Term Loan 5.00%, due 9/13/22	7,659,989	7,693,923
Cision U.S., Inc. USD Term Loan B 7.147%, due 6/16/23	4,700,041	4,727,067
Cologix, Inc. 2017 1st Lien Term Loan 4.00%, due 3/20/24	4,500,000	4,500,000
CommScope, Inc. Term Loan B5 3.493%, due 12/29/22	2,631,000	2,643,058
Compuware Corp. Term Loan B3 5.25%, due 12/15/21	1,941,672	1,945,716
Cortes NP Acquisition Corp. 2017 Term Loan B 5.03%, due 11/30/23	3,870,690	3,894,881
Dell, Inc. 2017 Term Loan B 3.50%, due 9/7/23	9,850,562	9,884,871
Diebold, Inc. USD Term Loan 5.50%, due 11/6/23	2,120,000	2,129,275
EIG Investors Corp. 2013 Term Loan 6.532%, due 11/9/19	5,653,115	5,678,554
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	10,553,081	10,542,085
Evertec Group LLC New Term Loan B 3.492%, due 4/17/20	425,155	423,738
Eze Castle Software, Inc. 2017 1st Lien Term Loan 4.147%, due 4/6/20	3,979,733	3,999,631

	Principal Amount	Value
Electronics (continued)
Go Daddy Operating Co. LLC 2017 Term Loan B 3.493%, due 2/15/24	$5,000,000	$5,015,625
Hyland Software, Inc. 2017 Term Loan 4.243%, due 7/1/22	4,468,006	4,486,995
Infor (U.S.), Inc. Term Loan B6 3.897%, due 2/1/22	7,805,599	7,790,269
Informatica Corp. USD Term Loan 4.647%, due 8/5/22	2,368,923	2,358,348
LANDesk Group, Inc. 2017 Term Loan B 5.25%, due 1/20/24	2,250,000	2,259,376
MA FinanceCo. LLC USD Term Loan B3 TBD, due 4/18/24 (f)	552,764	554,664
Optiv Security, Inc. 1st Lien Term Loan 4.25%, due 2/1/24	750,000	750,313
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B TBD, due 4/18/24	4,800,000	4,790,002
Quest Software U.S. Holdings, Inc. Term Loan B 7.00%, due 10/31/22	6,716,038	6,802,386
Rocket Software, Inc. 2016 1st Lien Term Loan 5.397%, due 10/14/23	3,980,000	4,012,835
RP Crown Parent LLC 2016 Term Loan B 4.50%, due 10/12/23	2,842,875	2,860,643
Seattle Spinco, Inc. USD Term Loan B3 TBD, due 4/30/24 (f)	3,732,950	3,745,784
Solera LLC USD Term Loan B 4.25%, due 3/3/23	2,745,592	2,762,941
SS&C Technologies, Inc.
2017 Term Loan B1 3.243%, due 7/8/22	6,225,329	6,263,123
2017 Term Loan B2 3.243%, due 7/8/22	516,985	520,123
Tibco Software, Inc. 2017 Term Loan B 5.50%, due 12/4/20	5,984,733	6,042,085
Veritas U.S., Inc. USD Term Loan B1 6.772%, due 1/27/23	3,230,000	3,212,235

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
VF Holding Corp. Term Loan 4.25%, due 6/30/23	$2,985,000	$2,992,997
Western Digital Corp. 2017 USD Term Loan B 3.74%, due 4/29/23	4,055,123	4,083,508
Xerox Business Services LLC USD Term Loan B 4.986%, due 12/7/23	7,182,000	7,260,557
Zebra Technologies Corp. 2016 Term Loan B 3.60%, due 10/27/21	4,153,636	4,190,915

		140,818,523

Finance 0.9%
Alliant Holdings I, Inc. 2015 Term Loan B 4.417%, due 8/12/22	3,209,514	3,223,520
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.917%, due 11/26/20	2,271,973	2,279,073
Duff & Phelps Corp. Term Loan B 4.897%, due 4/23/20	5,426,713	5,450,482
Istar, Inc. 2016 Term Loan B 4.75%, due 7/1/20	1,389,135	1,406,499
Virtus Investment Partners, Inc. Term Loan TBD, due 2/28/24 (f)	1,200,000	1,213,500

		13,573,074

Healthcare, Education & Childcare 7.7%
Acadia Healthcare Co., Inc. Term Loan B2 3.982%, due 2/16/23	2,406,538	2,414,558
Akorn, Inc. Term Loan B 5.25%, due 4/16/21	4,582,506	4,634,059
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	4,455,046	4,427,202
Amneal Pharmaceuticals LLC New Term Loan 4.65%, due 11/1/19	1,250,000	1,251,562
Avantor Performance Materials Holdings LLC 2017 1st Lien Term Loan 5.00%, due 3/10/24	4,638,728	4,688,980

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Community Health Systems, Inc.
Term Loan G 3.798%, due 12/31/19	$3,401,771	$3,387,800
Term Loan H 4.048%, due 1/27/21	8,033,635	7,978,404
Concentra, Inc. 1st Lien Term Loan 4.061%, due 6/1/22	3,623,543	3,639,396
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 6.539%, due 2/7/22	2,702,124	2,711,130
DaVita HealthCare Partners, Inc. Term Loan B 3.743%, due 6/24/21	5,967,031	6,027,769
Envision Healthcare Corp. 2016 Term Loan B 4.15%, due 12/1/23	6,686,276	6,738,516
ExamWorks Group, Inc. 2017 Term Loan 4.25%, due 7/27/23	2,487,516	2,507,727
HCA, Inc. Term Loan B9 2.993%, due 3/17/23	2,332,435	2,341,505
inVentiv Health, Inc. 2016 Term Loan B 4.804%, due 11/9/23	4,492,500	4,516,369
Jaguar Holding Co. II 2015 Term Loan B 4.328%, due 8/18/22	7,831,143	7,872,257
Kindred Healthcare, Inc. New Term Loan 4.688%, due 4/9/21	4,256,894	4,252,906
Kinetic Concepts, Inc. 2017 USD Term Loan B 4.397%, due 2/2/24	8,000,000	8,001,664
Lasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	1,084,567	1,085,019
Onex Carestream Finance L.P.
1st Lien Term Loan 5.147%, due 6/7/19	7,053,093	6,986,970
2nd Lien Term Loan 9.647%, due 12/7/19 (f)	2,539,000	2,489,807
Opal Acquisition, Inc. Term Loan B 5.147%, due 11/27/20	3,178,428	2,995,668
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	6,201,364	6,163,592

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Press Ganey Holdings, Inc. 1st Lien Term Loan 4.25%, due 10/21/23	$1,496,250	$1,496,250
RPI Finance Trust Term Loan B6 3.153%, due 3/27/23	6,901,761	6,924,406
Select Medical Corp. 2017 Term Loan B 4.65%, due 3/6/24	5,000,000	5,041,665
Team Health Holdings, Inc. 1st Lien Term Loan 3.75%, due 2/6/24	10,000,000	9,930,000

		120,505,181

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Comfort Holding LLC 1st Lien Term Loan 5.776%, due 2/5/24	2,800,000	2,794,750
Serta Simmons Bedding LLC 1st Lien Term Loan 4.538%, due 11/8/23	6,131,007	6,146,335

		8,941,085

Hotels, Motels, Inns & Gaming 6.3%
Affinity Gaming LLC Initial Term Loan 4.524%, due 7/1/23	3,212,093	3,229,159
♦Caesars Entertainment Operating Co.
Exit Term Loan TBD, due 3/31/24 (f)	3,333,333	3,309,723
Extended Term Loan B5 10.75%, due 3/1/22 (h)	3,419,583	3,894,050
Extended Term Loan B6 11.75%, due 3/1/22 (h)	3,066,972	3,580,689
Term Loan B7 (Non RSA) 13.75%, due 3/1/22 (h)	2,734,775	3,343,263
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	4,317,010	4,326,002
Caesars Growth Properties Holdings LLC 2017 Term Loan TBD, due 5/8/21	1,000,000	1,001,250
CityCenter Holdings LLC 2017 Term Loan B 3.49%, due 4/18/24	6,772,865	6,781,331
ESH Hospitality, Inc. 2017 Term Loan B 3.493%, due 8/30/23	1,492,509	1,498,373

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Hilton Worldwide Finance LLC Term Loan B2 2.991%, due 10/25/23	$5,990,637	$6,034,632
La Quinta Intermediate Holdings LLC Term Loan B 3.908%, due 4/14/21	6,076,619	6,122,193
♦Las Vegas Sands LLC 2017 Term Loan B 2.99%, due 3/29/24	13,264,953	13,275,312
♦MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.493%, due 4/25/23	15,572,700	15,611,632
Penn National Gaming, Inc. 2017 Term Loan B 3.524%, due 1/19/24	3,000,000	3,013,125
Pinnacle Entertainment, Inc. Term Loan B 4.00%, due 4/28/23	233,333	235,011
♦Scientific Games International, Inc. 2017 Term Loan B3 4.994%, due 10/1/21	13,063,751	13,246,095
Station Casinos LLC 2016 Term Loan B 3.50%, due 6/8/23	6,557,191	6,561,289
UFC Holdings LLC 1st Lien Term Loan 4.25%, due 8/18/23	3,855,625	3,876,280

		98,939,409

Insurance 3.1%
AmWINS Group, Inc.
2017 Term Loan B 3.75%, due 1/25/24	4,987,500	4,982,303
2017 2nd Lien Term Loan 7.75%, due 1/25/25	1,000,000	1,009,375
Asurion LLC
2016 Term Loan B2 4.243%, due 7/8/20	354,633	356,960
New Term Loan B4 4.25%, due 8/4/22	3,821,068	3,843,994
Term Loan B5 4.75%, due 11/3/23	4,312,165	4,326,990
New 2nd Lien Term Loan 8.50%, due 3/3/21	1,000,000	1,015,417
CCC Information Services, Inc. 2017 1st Lien Term Loan 4.041%, due 3/29/24	4,000,000	3,981,252
Hub International, Ltd. Term Loan B 4.035%, due 10/2/20	7,291,374	7,334,910

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
MPH Acquisition Holdings LLC 2016 Term Loan B 4.897%, due 6/7/23	$4,104,467	$4,155,773
NFP Corp. Term Loan B 4.647%, due 1/8/24	2,493,750	2,511,830
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	4,306,974	4,309,666
2nd Lien Term Loan 6.75%, due 2/28/22	6,800,000	6,794,336
USI, Inc. 2017 Term Loan B TBD, due 3/30/24 (f)	4,500,000	4,477,500

		49,100,306

Leisure, Amusement, Motion Pictures & Entertainment 2.7%
Boyd Gaming Corp. 2017 Term Loan B2 3.445%, due 9/15/23	5,486,250	5,508,782
Cedar Fair L.P. 2017 Term Loan B 3.242%, due 4/13/24	1,674,583	1,684,003
Creative Artists Agency LLC 2017 1st Lien Term Loan B 4.50%, due 2/15/24	3,911,765	3,953,327
Fitness International LLC
Term Loan A 4.743%, due 4/1/20	1,500,000	1,496,250
Term Loan B 5.397%, due 7/1/20	3,386,728	3,424,829
LTF Merger Sub, Inc. 2017 Term Loan B 4.00%, due 6/10/22	4,212,486	4,219,255
Six Flags Theme Parks, Inc. 2015 Term Loan B 3.251%, due 6/30/22	4,432,249	4,469,649
TKC Holdings, Inc.
2017 Term Loan 4.75%, due 2/1/23	3,875,000	3,906,484
2017 2nd Lien Term Loan 8.50%, due 2/1/24	350,000	351,094
Travel Leaders Group LLC 2017 1st Lien Term Loan 6.243%, due 1/25/24	2,500,000	2,526,562
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 4.25%, due 5/6/21	3,926,159	3,939,901
2nd Lien Term Loan 8.25%, due 5/6/22	1,866,667	1,885,333

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
WMG Acquisition Corp. Term Loan C 3.75%, due 11/1/23	$4,228,135	$4,240,029

		41,605,498

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.2%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	4,729,313	4,646,550
Columbus McKinnon Corp. Term Loan B 4.147%, due 1/31/24	2,943,820	2,965,899
CPM Holdings, Inc. Term Loan B 5.25%, due 4/11/22	1,969,735	1,992,716
Generac Power Systems, Inc. Extended Term Loan B 3.898%, due 5/31/23	2,408,204	2,422,251
Manitowoc Foodservice, Inc. 2016 Term Loan B 4.00%, due 3/3/23	1,671,795	1,687,468
Power Products LLC Term Loan 5.656%, due 12/20/22	2,625,000	2,639,766
♦Rexnord LLC 2016 Term Loan B 3.889%, due 8/21/23	13,757,325	13,805,090
Silver II U.S. Holdings LLC Term Loan 4.147%, due 12/13/19	681,384	678,545
Zodiac Pool Solutions LLC 1st Lien Term Loan 5.647%, due 12/20/23	3,192,000	3,206,964

		34,045,249

Mining, Steel, Iron & Non-Precious Metals 1.5%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (f)	3,873,928	2,459,945
Arch Coal Inc. 2017 Term Loan B 5.00%, due 3/7/24	1,400,000	1,400,000
Fairmount Santrol, Inc. New Term Loan B2 4.647%, due 9/5/19	5,356,124	5,257,930
Gates Global LLC 2017 USD Term Loan B 4.408%, due 4/1/24	2,757,637	2,770,995
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (f)	1,821,724	1,834,628
Minerals Technologies, Inc. 2017 Term Loan B 3.301%, due 2/14/24	3,999,869	4,029,868

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
Peabody Energy Corp. Exit Term Loan 5.50%, due 3/31/22	$2,000,000	$2,002,500
Zekelman Industries, Inc. Term Loan B 4.906%, due 6/14/21	2,970,167	3,001,107

		22,756,973

Oil & Gas 2.0%
Ascent Resources-Marcellus LLC
1st Lien Term Loan TBD, due 8/4/20 (f)(h)	1,889,126	1,323,962
2nd Lien Term Loan TBD, due 8/4/21 (f)(h)	500,000	53,333
Chesapeake Energy Corp. Term Loan 8.553%, due 8/23/21	2,166,667	2,336,388
CITGO Holding, Inc. 2015 Term Loan B 9.647%, due 5/12/18	2,541,909	2,567,328
Energy Transfer Equity L.P. 2017 Term Loan B 3.733%, due 2/2/24	11,439,926	11,456,274
Fieldwood Energy LLC
New 1st Lien Term Loan 8.00%, due 8/31/20	805,556	787,431
1st Lien Last Out Term Loan 8.375%, due 9/30/20	1,087,500	978,750
HGIM Corp. Term Loan B 5.637%, due 6/18/20 (f)	2,056,442	1,305,841
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	2,135,128	1,942,966
Samson Investment Co. New 2nd Lien Term Loan TBD, due 9/25/18 (f)(h)	5,304,167	1,558,099
Seadrill Partners Finco LLC Term Loan B 4.147%, due 2/21/21 (f)	4,277,663	2,860,687
Summit Midstream Holdings LLC Term Loan B 7.022%, due 5/13/22	1,200,000	1,222,500
Western Refining, Inc. Term Loan B 5.25%, due 11/12/20	3,386,250	3,390,483

		31,784,042

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) 1.8%
American Builders & Contractors Supply Co., Inc. Term Loan B 3.743%, due 10/31/23	$4,305,000	$4,331,011
Hillman Group, Inc. Term Loan B 4.65%, due 6/30/21	1,469,773	1,477,122
Prestige Brands, Inc. Term Loan B4 3.743%, due 1/26/24	3,852,838	3,882,536
Revlon Consumer Products Corp. 2016 Term Loan B 4.493%, due 9/7/23	3,150,833	3,156,278
Spectrum Brands, Inc. 2017 Term Loan B 3.116%, due 6/23/22	3,808,525	3,829,155
SRAM LLC 2017 Term Loan 4.536%, due 3/15/24	7,344,963	7,363,326
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	3,910,000	3,924,662

		27,964,090

Personal Transportation 0.1%
Air Methods Corp. 2017 Term Loan B TBD, due 4/5/24 (f)	1,966,880	1,964,421

Personal, Food & Miscellaneous Services 0.8%
Aramark Services, Inc. 2017 USD Term Loan B 2.993%, due 3/28/24	7,500,000	7,551,563
Weight Watchers International, Inc. Term Loan B2 4.339%, due 4/2/20	2,671,368	2,530,453
Yum! Brands, Inc. 1st Lien Term Loan B 2.994%, due 6/16/23	1,990,000	1,999,120

		12,081,136

Printing & Publishing 0.8%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.25%, due 6/7/23	2,330,170	2,239,293
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	3,174,226	2,904,417
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	3,530,692	3,121,722

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing (continued)
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.00%, due 5/4/22	$3,573,000	$3,528,337

		11,793,769

Retail Store 5.6%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	4,272,601	4,261,919
Bass Pro Group LLC Term Loan B 6.147%, due 12/16/23	7,000,000	6,806,044
Belk, Inc. Term Loan 5.905%, due 12/12/22	2,445,300	2,166,127
BJ’s Wholesale Club, Inc.
2017 1st Lien Term Loan 4.75%, due 2/3/24	6,933,333	6,892,475
2017 2nd Lien Term Loan 8.50%, due 2/3/25	3,000,000	3,000,939
CNT Holdings III Corp. 2017 Term Loan 4.28%, due 1/22/23	2,982,519	2,999,916
Harbor Freight Tools USA, Inc. 2016 Term Loan B 4.243%, due 8/19/23	6,086,904	6,073,379
J. Crew Group, Inc. Term Loan B 4.078%, due 3/5/21	1,974,555	1,301,561
Leslie’s Poolmart, Inc. 2016 Term Loan 4.774%, due 8/16/23	4,975,000	4,994,691
Michaels Stores, Inc. 2016 Term Loan B1 3.75%, due 1/30/23	12,152,796	12,135,077
Nature’s Bounty Co. 2017 USD Term Loan B 4.647%, due 5/5/23	5,792,144	5,816,280
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 4.25%, due 10/25/20	2,933,127	2,332,570
♦Party City Holdings, Inc. 2016 Term Loan 4.17%, due 8/19/22	12,584,485	12,555,277
Petco Animal Supplies, Inc. 2017 Term Loan B 4.172%, due 1/26/23	3,645,583	3,294,695
PetSmart, Inc. Term Loan B2 4.02%, due 3/11/22	8,676,465	7,962,010

	Principal Amount	Value
Retail Store (continued)
Pilot Travel Centers LLC 2017 Term Loan B 2.993%, due 5/25/23	$4,260,683	$4,287,312

		86,880,272

Telecommunications 3.3%
Avaya, Inc.
Extended Term Loan B3 5.67%, due 10/26/17	1,250,000	1,042,709
Term Loan B6 6.667%, due 3/30/18	1,842,182	1,532,082
DIP Term Loan 8.50%, due 1/24/18	1,307,200	1,339,880
Colorado Buyer, Inc.
Term Loan B TBD, due 3/28/24 (f)	1,500,000	1,510,125
2nd Lien Term Loan TBD, due 3/28/25	1,200,000	1,199,625
LTS Buyer LLC 1st Lien Term Loan 4.397%, due 4/13/20	5,775,000	5,785,828
NeuStar, Inc.
Term Loan B1 TBD, due 8/28/19 (f)	1,500,000	1,520,157
Term Loan B2 TBD, due 2/28/24 (f)	3,333,333	3,373,960
Onvoy LLC 2017 1st Lien Term Loan B 5.647%, due 2/10/24	4,500,000	4,500,000
Rackspace Hosting, Inc. 1st Lien Term Loan 4.535%, due 11/3/23	3,034,063	3,054,291
Radiate Holdco LLC 1st Lien Term Loan 3.993%, due 2/1/24	5,600,000	5,617,001
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	10,597,756	10,645,065
Sprint Communications, Inc. 1st Lien Term Loan B 3.50%, due 2/2/24	5,000,000	5,002,085
Syniverse Holdings, Inc. Term Loan 4.172%, due 4/23/19	5,093,225	4,663,484
Zayo Group LLC 2017 Term Loan B2 3.50%, due 1/19/24	1,143,940	1,150,089

		51,936,381

Utilities 3.5%
Astoria Energy LLC Term Loan B 5.074%, due 12/24/21	3,387,988	3,418,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Calpine Corp. Term Loan B5 3.90%, due 1/15/24	$7,555,326	$7,573,035
Dayton Power & Light Co. Term Loan B 4.25%, due 8/24/22	498,750	502,491
Dynegy, Inc. 2017 Term Loan C 4.25%, due 2/7/24	2,410,383	2,408,288
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	2,282,159	2,128,113
Energy Future Intermediate Holding Co. LLC 2016 DIP Term Loan 4.304%, due 6/30/17	8,125,000	8,165,625
Entergy Rhode Island State Energy L.P. Term Loan B 5.75%, due 12/17/22	1,975,000	1,975,000
Essential Power LLC Term Loan B 4.75%, due 8/8/19	7,521,487	7,535,589
Granite Acquisition, Inc.
Term Loan B 5.147%, due 12/19/21	4,128,743	4,161,431
Term Loan C 5.147%, due 12/19/21	185,846	187,318
2nd Lien Term Loan B 8.397%, due 12/19/22	1,200,000	1,185,000
Helix Gen Funding LLC Term Loan B TBD, due 2/23/24 (f)	6,000,000	6,060,000
NRG Energy, Inc. 2016 Term Loan B 3.243%, due 6/30/23	987,513	990,804
Southeast PowerGen LLC Term Loan B 4.65%, due 12/2/21	1,750,280	1,725,484
TEX Operations Co. LLC
Exit Term Loan C 3.743%, due 8/4/23	742,857	740,768
Exit Term Loan B 3.753%, due 8/4/23	3,249,000	3,239,864
Texas Competitive Electric Holdings Co. LLC
Extended Term Loan TBD, due 10/10/17 (i)	3,250,000	1,067,625
Non-Extended Term Loan TBD, due 10/10/17 (i)	3,250,000	1,065,350

	Principal Amount	Value
Utilities (continued)
Vistra Operations Co. LLC 2016 Term Loan B2 4.254%, due 12/14/23	$1,091,016	$1,094,085

		55,224,563

Total Floating Rate Loans (Cost $1,308,282,414)		1,302,258,007

Foreign Floating Rate Loans 9.4% (d)
Aerospace & Defense 0.4%
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L. Term Loan B2 3.743%, due 3/20/22	6,000,000	6,087,036

Broadcasting & Entertainment 0.3%
Numericable Group S.A. USD Term Loan B11 3.944%, due 6/21/25	5,000,000	4,976,040

Chemicals, Plastics & Rubber 0.7%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 4.406%, due 9/13/23	1,641,743	1,641,743
Alpha 3 B.V. 2017 Term Loan B1 4.147%, due 1/31/24	4,000,000	4,022,500
ASP Chromaflo Dutch I B.V. Term Loan B2 5.00%, due 11/18/23	281,932	283,167
Flint Group GmbH USD Term Loan C 4.153%, due 9/7/21	536,204	536,874
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	4,895,312	4,934,069

		11,418,353

Diversified/Conglomerate Manufacturing 0.2%
Lumileds Holding B.V. Term Loan B TBD, due 2/27/24 (f)	3,000,000	3,033,750

Ecological 0.1%
Multi Packaging Solutions, Ltd. USD Term Loan D 4.25%, due 10/14/23	1,590,448	1,591,773

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Electronics 0.5%
Avast Software B.V. 2017 USD Term Loan B 4.397%, due 9/30/23	$4,620,833	$4,657,416
Camelot UK Holdco, Ltd. 2017 Term Loan B 4.50%, due 10/3/23	1,492,500	1,498,097
Oberthur Technologies S.A. 2016 USD Term Loan B1 4.897%, due 1/10/24	2,169,549	2,172,261

		8,327,774

Healthcare, Education & Childcare 1.8%
DPx Holdings B.V. 2017 USD Term Loan 4.406%, due 4/30/24	3,890,000	3,896,808
Endo Luxembourg Finance Co. S.A.R.L 2017 Term Loan B TBD, due 4/5/24	7,204,545	7,237,189
Mallinckrodt International Finance S.A. USD Term Loan B 3.897%, due 9/24/24	3,665,305	3,663,472
♦Valeant Pharmaceuticals International, Inc. Term Loan B F1 5.74%, due 4/1/22	13,327,518	13,389,997

		28,187,466

Hotels, Motels, Inns & Gaming 0.5%
Amaya Holdings B.V.
Term Loan B 4.647%, due 8/1/21	5,527,765	5,532,083
USD 2nd Lien Term Loan 8.147%, due 8/1/22	506,250	507,041
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.147%, due 11/30/23	498,750	504,094
Gateway Casinos & Entertainment, Ltd. Term Loan B1 4.80%, due 2/22/23	1,500,000	1,518,750

		8,061,968

Leisure, Amusement, Motion Pictures & Entertainment 1.6%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.04%, due 6/30/23	5,455,122	5,478,503
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.568%, due 2/1/24	6,566,667	6,573,700
USD 2nd Lien Term Loan 8.068%, due 7/29/22	1,960,000	1,973,720

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan 3.982%, due 12/8/23	$3,499,999	$3,514,874
Travelport Finance (Luxembourg) S.A.R.L. 2017 Term Loan B 4.289%, due 9/2/21	6,698,454	6,742,711

		24,283,508

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,133,852	4,156,071

Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	3,263,257	3,283,000

Oil & Gas 0.4%
Drillships Financing Holding, Inc. Term Loan B1 8.00%, due 3/31/21 (f)	3,360,011	2,528,408
MEG Energy Corp. 2017 Term Loan B 4.627%, due 12/31/23	3,000,000	3,000,939
Pacific Drilling S.A. Term Loan B 4.625%, due 6/3/18 (f)	2,994,444	1,407,389

		6,936,736

Personal & Nondurable Consumer Products (Manufacturing Only) 0.2%
Array Canada, Inc. Term Loan B 6.034%, due 2/10/23	3,500,000	3,469,375

Personal, Food & Miscellaneous Services 0.5%
1011778 B.C. Unlimited Liability Co. Term Loan B3 3.309%, due 2/16/24	7,974,840	7,974,840

Printing & Publishing 0.5%
Springer Science & Business Media Deutschland GmbH USD Term Loan B9 4.622%, due 8/14/20	5,705,039	5,712,170
Trader Corp. 2017 Term Loan B 4.29%, due 9/28/23	1,400,000	1,403,500

		7,115,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Software 0.4%
Misys Europe S.A.
USD 1st Lien Term Loan TBD, due 4/27/24	$4,200,000	$4,179,000
USD 2nd Lien Term Loan TBD, due 4/27/25	2,450,000	2,425,500

		6,604,500

Telecommunications 0.8%
Intelsat Jackson Holdings S.A. Term Loan B2 3.887%, due 6/30/19	4,702,081	4,641,344
Telesat Canada Term Loan B4 4.15%, due 11/17/23	6,965,044	7,014,377

		11,655,721

Total Foreign Floating Rate Loans (Cost $148,714,804)		147,163,581

Total Long-Term Bonds (Cost $1,500,436,612)		1,493,947,646

	Shares
Affiliated Investment Company 0.6%
Fixed Income Funds 0.6%
MainStay High Yield Corporate Bond Fund Class I	1,650,083	9,570,479

Total Affiliated Investment Company (Cost $9,457,534)		9,570,479

Common Stocks 0.1% (j)
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (f)(i)	379	0

Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc.	29,525	32,478

Oil & Gas 0.1%
Samson Resources Corp. (f)(i)	31,825	318,250
Templar Energy Corp., Class B (f)(i)	60,655	4,246
Templar Energy LLC, Class A (f)(i)	60,049	438,955

		761,451

Total Common Stocks (Cost $1,450,468)		793,929

	Shares	Value
Preferred Stocks 0.0%‡ (b)(f)(i)(j)
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK)	77,179	$484,790

Total Preferred Stocks (Cost $379,311)		484,790

	Principal Amount
Short-Term Investments 8.8%
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $147,297 (Collateralized by a United States Treasury Bond with a rate of 3.75% and a maturity date of 11/15/43, with a Principal Amount of $130,000 and a Market Value of $151,675)	$147,296	147,296

Total Repurchase Agreement (Cost $147,296)		147,296

U.S. Government & Federal Agencies 8.8% (k)
United States Treasury Bills
0.673%, due 5/18/17	5,014,000	5,012,428
0.695%, due 5/4/17	13,540,000	13,539,227
0.695%, due 5/11/17	6,978,000	6,976,672
0.705%, due 5/11/17	38,000,000	37,992,664
0.71%, due 5/11/17	5,059,000	5,058,016
0.715%, due 5/18/17	7,417,000	7,414,531
0.72%, due 5/4/17	11,300,000	11,299,331
0.726%, due 5/18/17	35,000,000	34,988,166
0.738%, due 5/18/17	945,000	944,675
0.761%, due 5/4/17	8,401,000	8,400,475
0.766%, due 5/4/17	22,000	21,999
0.774%, due 5/4/17	6,365,000	6,364,596

Total U.S. Government & Federal Agencies (Cost $138,012,780)		138,012,780

Total Short-Term Investments (Cost $138,160,076)		138,160,076

Total Investments (Cost $1,649,899,835) (l)	105.2%	1,642,956,920
Other Assets, Less Liabilities	(5.2)	(81,044,482)
Net Assets	100.0%	$1,561,912,438

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2017.

(e)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.

(f)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $67,347,681, which represented 4.3% of the Fund’s net assets.

(g)	Issue in default.
(h)	Issue in non-accrual status.

(i)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $3,379,216, which represented 0.2% of the Fund’s net assets.

(j)	Non-income producing security.

(k)	Interest rate shown represents yield to maturity.

(l)	As of April 30, 2017, cost was $1,649,604,679 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$13,163,703
Gross unrealized depreciation	(19,811,462)

Net unrealized depreciation	$(6,647,759)

The following abbreviation is used in the preceding pages:

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$44,526,058	$—	$44,526,058
Floating Rate Loans (b)	—	1,230,721,378	71,536,629	1,302,258,007
Foreign Floating Rate Loans (c)	—	139,911,106	7,252,475	147,163,581

Total Long-Term Bonds	—	1,415,158,542	78,789,104	1,493,947,646

Affiliated Investment Company
Fixed Income Funds	9,570,479	—	—	9,570,479
Common Stocks (d)	32,478	—	761,451	793,929
Preferred Stocks (e)	—	—	484,790	484,790
Short-Term Investments
Repurchase Agreement	—	147,296	—	147,296
U.S. Government & Federal Agencies	—	138,012,780	—	138,012,780

Total Short-Term Investments	—	138,160,076	—	138,160,076

Total Investments in Securities	$9,602,957	$1,553,318,618	$80,035,345	$1,642,956,920

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $71,536,629 are held in within the Floating Rate Loans section of the Portfolio of Investments. $69,403,654 of these Level 3 securities which were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $7,252,475 are held in within the Foreign Floating Rate Loans section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(d)	The Level 3 securities valued at $761,451 are held in Oil & Gas within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $484,790 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

As of April 30, 2017, securities with a market value of $27,541,326 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2016, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of April 30, 2017, securities with a market value of $27,626,973 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2017 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$2,885,781	$1,093	$14,852	$(26,726)		$(2,875,000)	$—	$—	$—	$—
Beverage, Food & Tobacco	3,423,398	1,611	186	70,207	$1,465,284	(2,237,769)	87,000		2,809,917	108,946
Broadcasting & Entertainment	2,375,454	—	—	—	—	—	—	(2,375,454)	—	—
Buildings & Real Estate	—	115	—	7,867	3,057,268	—	—	—	3,065,250	7,867
Chemicals, Plastics & Rubber	2,753,352	1,426	2,853	66,736	2,557,118	(547,467)	2,472,180	(2,753,352)	4,552,846	66,736
Containers, Packaging & Glass	1,278,030	881	1,311	28,686	1,995,019	(390,518)	942,500	—	3,855,909	28,686
Diversified/Conglomerate Manufacturing	2,063,864	—	—	—	—	—	—	(2,063,864)	—	—
Diversified/Conglomerate Service	11,673,680	23,781	8,450	80,688	9,805,786	(6,805,420)	5,592,006	(3,224,000)	17,154,971	131,226
Ecological	5,375,375	409	29	(9,321)		(1,244,242)	—	(4,122,250)	—	—
Electronics	5,951,925	1,896	3,168	6,077	1,500,019	(4,479,720)	—	(2,983,365)	—	—
Finance	1,415,560	1,720	61	(3,618)	—	(7,224)	—	—	1,406,499	(3,618)
Healthcare, Education & Childcare	7,085,370	(878)	(10,473)	23,222	—	(2,463,182)	—	—	4,634,059	5,749
Hotels, Motels, Inns & Gaming	—	—	—	514,967	4,066,972	—	—	—	4,581,939	514,967
Leisure, Amusement, Motion Pictures & Entertainment	1,369,031	2,106	15,496	(3,878)	—	(2,292,172)	2,794,750	—	1,885,333	16,334
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	—	(2,786)	(42,057)	36,225	3,001,304	(1,933,975)	6,553,738	—	7,612,449	36,225
Media	1,398,250	186	18	(1,445)	—	(1,397,009)	—	—	—	—
Mining, Steel, Iron & Non-Precious Metals	4,958,161	(2,000)	(84)	535,049		(19,969)		(3,011,212)	2,459,945	535,049
Oil & Gas	—	7,872	—	231,422	1,188,019	—	1,561,368	—	2,988,681	231,422
Personal & Nondurable Consumer Products (Manufacturing Only)	6,339,414	1,811	738	200,562	7,437,607	(6,616,806)			7,363,326	35,883
Printing & Publishing	—	188	221	50,622	—	(74,785)	2,928,171	—	2,904,417	50,622
Utilities	7,093,476	5,395	55	177,693	1,155,651	(22,888)	2,945,182	(7,093,476)	4,261,088	177,693
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	536,259	(40)	18	(11,051)	—	(11,000)	1,664,431	—	2,178,617	(11,051)
Electronics	—	64	—	10,231	3,660,063	—	—	—	3,670,358	10,231
Printing & Publishing	—	43	—	6,448	1,397,009	—	—	—	1,403,500	6,448
Common Stocks
Beverage, Food & Tobacco	9,011	—	—	(9,011)	—	—	—	—	—	—
Oil & Gas	606,552	—	—	(163,351)	318,250	—	—	—	761,451	(163,351)
Preferred Stock
Oil & Gas	379,310	—	—	105,480	—				484,790	105,480

Total	$68,971,253	$44,893	$(5,158)	$1,923,781	$42,605,369	$(33,419,146)	$27,541,326	$(27,626,973)	$80,035,345	$1,891,544

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,640,442,301)	$1,633,386,441
Investment in an affiliated investment company, at value (identified cost $9,457,534)	9,570,479
Cash	1,483,698
Unrealized appreciation on unfunded commitments (See Note 5)	4,975
Receivables:
Dividends and interest	5,115,937
Investment securities sold	4,370,025
Fund shares sold	3,759,159
Other assets	132,231

Total assets	1,657,822,945

Liabilities
Payables:
Investment securities purchased	91,883,107
Fund shares redeemed	1,728,861
Manager (See Note 3)	751,966
Transfer agent (See Note 3)	351,423
Shareholder communication	282,739
NYLIFE Distributors (See Note 3)	229,220
Professional fees	63,559
Custodian	21,345
Trustees	1,576
Dividend payable	585,238
Accrued expenses	11,473

Total liabilities	95,910,507

Net assets	$1,561,912,438

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$166,810
Additional paid-in capital	1,613,177,465

1,613,344,275
Distributions in excess of net investment income	(400,579)
Accumulated net realized gain (loss) on investments and unfunded commitments	(44,093,318)
Net unrealized appreciation (depreciation) on investments	(6,942,915)
Net unrealized appreciation (depreciation) on unfunded commitments	4,975

Net assets	$1,561,912,438

Class A
Net assets applicable to outstanding shares	$373,941,800

Shares of beneficial interest outstanding	39,945,187

Net asset value per share outstanding	$9.36
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.65

Investor Class
Net assets applicable to outstanding shares	$30,736,121

Shares of beneficial interest outstanding	3,283,085

Net asset value per share outstanding	$9.36
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.65

Class B
Net assets applicable to outstanding shares	$8,058,012

Shares of beneficial interest outstanding	860,107

Net asset value and offering price per share outstanding	$9.37

Class C
Net assets applicable to outstanding shares	$168,721,539

Shares of beneficial interest outstanding	18,015,920

Net asset value and offering price per share outstanding	$9.37

Class I
Net assets applicable to outstanding shares	$980,416,925

Shares of beneficial interest outstanding	104,701,654

Net asset value and offering price per share outstanding	$9.36

Class R3
Net assets applicable to outstanding shares	$38,041

Shares of beneficial interest outstanding	4,062

Net asset value and offering price per share outstanding	$9.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$32,133,957
Dividend distributions from affiliated investment company	305,925
Dividends	17,484
Other income	998

Total income	32,458,364

Expenses
Manager (See Note 3)	4,265,262
Distribution/Service—Class A (See Note 3)	442,078
Distribution/Service—Investor Class (See Note 3)	36,999
Distribution/Service—Class B (See Note 3)	40,332
Distribution/Service—Class C (See Note 3)	823,647
Distribution/Service—Class R3 (See Note 3)	76
Transfer agent (See Note 3)	877,224
Shareholder communication	299,941
Registration	83,155
Professional fees	69,605
Trustees	17,245
Custodian	16,236
Shareholder service (See Note 3)	15
Miscellaneous	44,826

Total expenses	7,016,641

Net investment income (loss)	25,441,723

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investment company transactions	1,730,312
Net change in unrealized appreciation (depreciation) on affiliated investments, unaffiliated investments and unfunded commitments	9,606,305

Net realized and unrealized gain (loss) on investments and unfunded commitments	11,336,617

Net increase (decrease) in net assets resulting from operations	$36,778,340

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$25,441,723	$47,254,140
Net realized gain (loss) on affiliated and unaffiliated investment company transactions	1,730,312	(17,559,132)
Net change in unrealized appreciation (depreciation) on affiliated investments, unaffiliated investments and unfunded commitments	9,606,305	33,649,372

Net increase (decrease) in net assets resulting from operations	36,778,340	63,344,380

Dividends to shareholders:
From net investment income:
Class A	(6,142,771)	(11,124,211)
Investor Class	(507,915)	(1,038,307)
Class B	(107,988)	(228,600)
Class C	(2,206,125)	(4,671,027)
Class I	(16,476,588)	(30,140,471)
Class R3	(480)	(574)

Total dividends to shareholders	(25,441,867)	(47,203,190)

Capital share transactions:
Net proceeds from sale of shares	402,781,627	406,697,329
Net asset value of shares issued to shareholders in reinvestment of dividends	22,031,856	41,167,586
Cost of shares redeemed	(194,123,404)	(525,312,487)

Increase (decrease) in net assets derived from capital share transactions	230,690,079	(77,447,572)

Net increase (decrease) in net assets	242,026,552	(61,306,382)

Net Assets
Beginning of period	1,319,885,886	1,381,192,268

End of period	$1,561,912,438	$1,319,885,886

Distributions in excess of net investment income at end of period	$(400,579)	$(400,435)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.29	$9.15		$9.44	$9.58	$9.53	$9.31

Net investment income (loss)	0.16	0.32		0.33	0.33	0.38	0.37
Net realized and unrealized gain (loss) on investments	0.07	0.14		(0.29)	(0.13)	0.04	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.23	0.46		0.04	0.20	0.42	0.59

Less dividends:
From net investment income	(0.16)	(0.32)		(0.33)	(0.34)	(0.37)	(0.37)

Net asset value at end of period	$9.36	$9.29		$9.15	$9.44	$9.58	$9.53

Total investment return (a)	2.51%	5.23%		0.45%	2.09%	4.43%	6.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47%††	3.59	%(b)	3.58%	3.53%	3.79%	3.90%
Net expenses	1.03%††	1.07	%(c)	1.06%	1.07%	1.00%	0.99%
Portfolio turnover rate	26%	36%		31%	45%	47%	47%
Net assets at end of period (in 000’s)	$373,942	$318,281		$342,214	$419,451	$567,728	$384,837

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.29	$9.15		$9.44	$9.58	$9.53	$9.31

Net investment income (loss)	0.16	0.33		0.33	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.07	0.14		(0.29)	(0.14)	0.05	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.23	0.47		0.04	0.20	0.41	0.58

Less dividends:
From net investment income	(0.16)	(0.33)		(0.33)	(0.34)	(0.36)	(0.36)

Net asset value at end of period	$9.36	$9.29		$9.15	$9.44	$9.58	$9.53

Total investment return (a)	2.48%	5.24%		0.46%	2.13%	4.38%	6.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43%††	3.60%		3.59%	3.57%	3.76%	3.83%
Net expenses	1.09%††	1.06	%(b)	1.06%	1.04%	1.05%	1.06%
Portfolio turnover rate	26%	36%		31%	45%	47%	47%
Net assets at end of period (in 000’s)	$30,736	$29,269		$29,692	$30,440	$29,739	$26,406

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net expenses would have been 1.07%.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.29	$9.16		$9.45	$9.59	$9.54	$9.32

Net investment income (loss)	0.12	0.25		0.25	0.26	0.30	0.29
Net realized and unrealized gain (loss) on investments	0.08	0.14		(0.28)	(0.13)	0.04	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.20	0.39		(0.03)	0.13	0.34	0.51

Less dividends:
From net investment income	(0.12)	(0.26)		(0.26)	(0.27)	(0.29)	(0.29)

Net asset value at end of period	$9.37	$9.29		$9.16	$9.45	$9.59	$9.54

Total investment return (a)	2.21%	4.34%		(0.29%)	1.37%	3.60%	5.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68%††	2.85	%(b)	2.83%	2.82%	3.00%	3.08%
Net expenses	1.83%††	1.81	%(c)	1.81%	1.79%	1.80%	1.81%
Portfolio turnover rate	26%	36%		31%	45%	47%	47%
Net assets at end of period (in 000’s)	$8,058	$7,621		$8,988	$11,486	$14,134	$12,153

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.29	$9.16		$9.44	$9.58	$9.54	$9.31

Net investment income (loss)	0.12	0.26		0.26	0.27	0.29	0.29
Net realized and unrealized gain (loss) on investments	0.08	0.13		(0.28)	(0.14)	0.04	0.23
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.20	0.39		(0.02)	0.13	0.33	0.52

Less dividends:
From net investment income	(0.12)	(0.26)		(0.26)	(0.27)	(0.29)	(0.29)

Net asset value at end of period	$9.37	$9.29		$9.16	$9.44	$9.58	$9.54

Total investment return (a)	2.21%	4.34%		(0.18%)	1.37%	3.49%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68%††	2.85	%(b)	2.84%	2.82%	3.00%	3.09%
Net expenses	1.83%††	1.81	%(c)	1.81%	1.79%	1.80%	1.81%
Portfolio turnover rate	26%	36%		31%	45%	47%	47%
Net assets at end of period (in 000’s)	$168,722	$159,480		$176,330	$207,985	$231,475	$187,580

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$9.29	$9.16		$9.44	$9.58	$9.53	$9.31

Net investment income (loss)	0.17	0.35		0.36	0.36	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.07	0.13		(0.28)	(0.14)	0.05	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.24	0.48		0.08	0.22	0.44	0.61

Less dividends:
From net investment income	(0.17)	(0.35)		(0.36)	(0.36)	(0.39)	(0.39)

Net asset value at end of period	$9.36	$9.29		$9.16	$9.44	$9.58	$9.53

Total investment return (a)	2.63%	5.38%		0.81%	2.35%	4.69%	6.69%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss)	3.73%††	3.84	%(b)	3.82%	3.78%	4.03%	4.14%
Net expenses	0.78%††	0.82	%(c)	0.81%	0.82%	0.75%	0.74%
Portfolio turnover rate	26%	36%		31%	45%	47%	47%
Net assets at end of period (in 000’s)	$980,417	$805,208		$823,969	$824,883	$846,444	$485,591

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$9.29	$8.82

Net investment income (loss)	0.15	0.20
Net realized and unrealized gain (loss) on investments	0.07	0.47

Total from investment operations	0.22	0.67

Less dividends:
From net investment income	(0.15)	(0.20)

Net asset value at end of period	$9.36	$9.29

Total investment return (a)	2.33%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%††	3.25%††
Net expenses	1.37%††	1.42%††
Portfolio turnover rate	26%	36%
Net assets at end of period (in 000’s)	$38	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T Shares are offered at NAV per share plus an initial sales charge. Class I, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Class A or

Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current

33

Notes to Financial Statements (Unaudited) (continued)

day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

34	MainStay Floating Rate Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required. Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and

35

Notes to Financial Statements (Unaudited) (continued)

losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2017, the Fund held unfunded commitments. (see Note 5)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also

36	MainStay Floating Rate Fund

continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the six-month period ended April 30, 2017.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $4,265,262.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class

37

Notes to Financial Statements (Unaudited) (continued)

and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $32,546 and $6,016, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $11,126, $112, $6,749 and $8,298, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$202,162
Investor Class	24,809
Class B	6,753
Class C	137,945
Class I	505,538
Class R3	17

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2017, purchases and sales transactions, income earned from investments and percentages of an Affiliated Investment Company was as follows:

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions	Value, end of period	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$9,488	$—	$—	$306	$—	$9,570	0.2%

(G)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$27,538	72.4%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$47,203,190

Note 5–Commitments and Contingencies

As of April 30, 2017, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation
CH Hold Corp. Delayed Draw Term Loan B 3.00%, due 2/1/24	$92,727	$580
Oberthur Technologies S.A. 2016 USD Term Loan B2 3.75%, due 12/15/23	3,516,165	4,395

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

38	MainStay Floating Rate Fund

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of

0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $523,371 and $371,543, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	12,470,573	$116,367,570
Shares issued to shareholders in reinvestment of dividends and distributions	610,063	5,699,520
Shares redeemed	(7,228,193)	(67,541,983)

Net increase (decrease) in shares outstanding before conversion	5,852,443	54,525,107
Shares converted into Class A (See Note 1)	223,633	2,091,273
Shares converted from Class A (See Note 1)	(402,619)	(3,764,536)

Net increase (decrease)	5,673,457	$52,851,844

Year ended October 31, 2016:
Shares sold	10,114,610	$92,015,133
Shares issued to shareholders in reinvestment of dividends and distributions	1,123,252	10,213,742
Shares redeemed	(14,508,820)	(131,374,296)

Net increase (decrease) in shares outstanding before conversion	(3,270,958)	(29,145,421)
Shares converted into Class A (See Note 1)	300,506	2,740,572
Shares converted from Class A (See Note 1)	(146,550)	(1,337,805)

Net increase (decrease)	(3,117,002)	$(27,742,654)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	473,777	$4,437,911
Shares issued to shareholders in reinvestment of dividends and distributions	52,602	491,350
Shares redeemed	(299,185)	(2,795,524)

Net increase (decrease) in shares outstanding before conversion	227,194	2,133,737
Shares converted into Investor Class (See Note 1)	123,586	1,144,976
Shares converted from Investor Class (See Note 1)	(219,211)	(2,049,914)

Net increase (decrease)	131,569	$1,228,799

Year ended October 31, 2016:
Shares sold	527,006	$4,804,740
Shares issued to shareholders in reinvestment of dividends and distributions	110,163	1,001,671
Shares redeemed	(645,320)	(5,866,749)

Net increase (decrease) in shares outstanding before conversion	(8,151)	(60,338)
Shares converted into Investor Class (See Note 1)	198,063	1,804,922
Shares converted from Investor Class (See Note 1)	(282,424)	(2,575,228)

Net increase (decrease)	(92,512)	$(830,644)

39

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	196,056	$1,830,598
Shares issued to shareholders in reinvestment of dividends and distributions	9,277	86,731
Shares redeemed	(124,125)	(1,160,423)

Net increase (decrease) in shares outstanding before conversion	81,208	756,906
Shares converted from Class B (See Note 1)	(41,029)	(383,440)

Net increase (decrease)	40,179	$373,466

Year ended October 31, 2016:
Shares sold	269,981	$2,464,895
Shares issued to shareholders in reinvestment of dividends and distributions	21,702	197,258
Shares redeemed	(379,755)	(3,445,369)

Net increase (decrease) in shares outstanding before conversion	(88,072)	(783,216)
Shares converted from Class B (See Note 1)	(73,247)	(666,957)

Net increase (decrease)	(161,319)	$(1,450,173)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,887,997	$26,949,887
Shares issued to shareholders in reinvestment of dividends and distributions	199,626	1,865,816
Shares redeemed	(2,237,231)	(20,903,110)

Net increase (decrease)	850,392	$7,912,593

Year ended October 31, 2016:
Shares sold	2,573,034	$23,408,493
Shares issued to shareholders in reinvestment of dividends and distributions	425,882	3,872,844
Shares redeemed	(5,089,934)	(46,206,057)

Net increase (decrease) in shares outstanding before conversion	(2,091,018)	(18,924,720)
Shares converted from Class C (See Note 1)	(1,113)	(9,806)

Net increase (decrease)	(2,092,131)	$(18,934,526)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	27,105,340	$253,185,671
Shares issued to shareholders in reinvestment of dividends and distributions	1,486,263	13,887,958
Shares redeemed	(10,885,540)	(101,722,358)

Net increase (decrease) in shares outstanding before conversion	17,706,063	165,351,271
Shares converted into Class I (See Note 1)	316,744	2,961,641

Net increase (decrease)	18,022,807	$168,312,912

Year ended October 31, 2016:
Shares sold	31,239,778	$283,978,631
Shares issued to shareholders in reinvestment of dividends and distributions	2,845,962	25,881,497
Shares redeemed	(37,411,389)	(338,420,016)

Net increase (decrease) in shares outstanding before conversion	(3,325,649)	(28,559,888)
Shares converted into Class I (See Note 1)	4,831	44,302

Net increase (decrease)	(3,320,818)	$(28,515,586)

Class R3	Shares	Amount
Period ended April 30, 2017:
Shares sold	1,067	$9,990
Shares issued to shareholders in reinvestment of dividends and distributions	52	481
Shares redeemed	(1)	(6)

Net increase (decrease)	1,118	$10,465

Year ended October 31, 2016(a):
Shares sold	2,882	$25,437
Shares issued to shareholders in reinvestment of dividends and distributions	62	574

Net increase (decrease)	2,944	$26,011

(a)	Inception date was February 24, 2016.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Floating Rate Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the

42	MainStay Floating Rate Fund

MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

44	MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738065 MS144-17	MSFR10-06/17 (NYLIM) NL0A4

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund(s) during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–0.29 5.51%	2.19 8.13%	4.59 5.78%	4.49 5.09%	1.33 1.33%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.36 5.44	2.05 7.99	4.41 5.60	4.65 5.30	1.47 1.47
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–0.02 4.98	2.21 7.21	4.50 4.84	4.20 4.20	2.22 2.22
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	3.98 4.98	6.22 7.22	4.82 4.82	4.19 4.19	2.22 2.22
Class I Shares	No Sales Charge		4/4/2005	5.60	8.42	6.03	5.35	1.08
Class R3 Shares	No Sales Charge		2/29/2016	5.33	7.80	11.31	N/A	1.68

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	13.32%	17.92%	13.68%	7.15%
MSCI EAFE® Index[5]	11.47	11.29	6.78	0.87
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–0.67	0.83	2.27	4.30
Conservative Allocation Composite Index[7]	4.60	6.83	6.23	5.30
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	3.98	6.64	4.54	3.86

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Conservative Fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,055.10	$2.04	$1,022.80	$2.01	0.40%

Investor Class Shares	$1,000.00	$1,054.40	$2.70	$1,022.20	$2.66	0.53%

Class B Shares	$1,000.00	$1,049.80	$6.51	$1,018.40	$6.41	1.28%

Class C Shares	$1,000.00	$1,049.80	$6.51	$1,018.40	$6.41	1.28%

Class I Shares	$1,000.00	$1,056.00	$0.76	$1,024.10	$0.75	0.15%

Class R3 Shares	$1,000.00	$1,053.30	$3.77	$1,021.10	$3.71	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 5.51% for Class A shares, 5.44% for Investor Class shares and 4.98% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 5.60% and Class R3 shares returned 5.33%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 4.60% return of the Conservative Allocation Composite Index,2 which is an additional benchmark of the Fund; and the 3.98% return of the Average Lipper3 Mixed-Asset Target Allocation Conservative Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Conservative Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund, MainStay Cornerstone Growth Fund

and MainStay Absolute Return Multi-Strategy Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Conservative Allocation Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds and reallocating assets to MainStay Absolute Return Multi-Strategy Fund proved to be an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Conservative Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads narrowed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Conservative Allocation Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. The Fund’s position in MainStay High Yield Opportunities Fund was merged into MainStay High Yield Corporate Bond Fund, and the Fund’s allocation to the latter Underlying Fund was reduced.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded primarily by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, two other positions saw meaningful allocation increases. One was MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve. The other was MainStay Cushing Renaissance Advantage Fund. We have seen domestic unconventional energy production rebound despite efforts on the part of OPEC to drive shale drillers out of the market. We believe that the United States may become the world’s dominant producer in the coming years, benefiting not just energy companies but also domestic consumers of abundant energy supply.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay Epoch U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and MainStay Cushing Renaissance Advantage Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Epoch U.S. Small Cap Fund and MainStay U.S. Equity Opportunities Fund. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and IQ 50 Percent Hedged FTSE Europe ETF.

10	MainStay Conservative Allocation Fund

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay Floating Rate Fund. Two Underlying Fixed-Income Funds detracted slightly from performance during the reporting period: MainStay Indexed Bond Fund and IQ Enhanced Core Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 98.3%†
Equity Funds 46.2%
IQ 50 Percent Hedged FTSE Europe ETF	136,189	$2,579,420
IQ 50 Percent Hedged FTSE International ETF	370,248	7,328,837
IQ Global Resources ETF	125,199	3,250,166
MainStay Absolute Return Multi-Strategy Fund Class I (a)	3,727,818	37,390,019
MainStay Cornerstone Growth Fund Class I (a)	152,079	4,693,164
MainStay Cushing MLP Premier Fund Class I	228,477	3,315,206
MainStay Cushing Renaissance Advantage Fund Class I (a)	842,241	16,634,264
MainStay Emerging Markets Equity Fund Class I (a)	1,631,717	15,109,701
MainStay Epoch Capital Growth Fund Class I	322,674	3,668,808
MainStay Epoch Global Choice Fund Class I (a)	540,523	10,588,837
MainStay Epoch International Choice Fund Class I	114,233	3,742,259
MainStay Epoch U.S. All Cap Fund Class I	504,344	14,323,378
MainStay Epoch U.S. Equity Yield Fund Class I	274,549	4,263,747
MainStay Epoch U.S. Small Cap Fund Class I (a)	754,093	23,610,660
MainStay ICAP Equity Fund Class I	115,545	5,057,395
MainStay International Opportunities Fund Class I	312,686	2,739,129
MainStay Large Cap Growth Fund Class I	1,408,962	13,765,559
MainStay MAP Equity Fund Class I	465,216	19,204,127
MainStay S&P 500 Index Fund Class I	24,748	1,225,269
MainStay U.S. Equity Opportunities Fund Class I	1,950,855	19,118,378

Total Equity Funds (Cost $181,055,365)		211,608,323

Fixed Income Funds 52.1%
IQ Enhanced Core Bond U.S. ETF (a)	1,112,854	21,711,781
IQ Enhanced Core Plus Bond U.S. ETF	2,465	49,300
MainStay Convertible Fund Class I	540,099	9,219,484
MainStay Floating Rate Fund Class I	3,783,138	35,410,172
MainStay High Yield Corporate Bond Fund Class I	3,545,156	20,561,906
MainStay Indexed Bond Fund Class I (a)	3,085,612	32,830,908
MainStay Short Duration High Yield Fund Class I	1,176,423	11,717,177
MainStay Total Return Bond Fund Class I (a)	8,923,199	94,139,746
MainStay Unconstrained Bond Fund Class I	1,447,364	12,794,695

Total Fixed Income Funds (Cost $236,758,670)		238,435,169

Total Affiliated Investment Companies (Cost $417,814,035)		450,043,492

	Principal Amount	Value
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $8,278,665 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/22, with a Principal Amount of $8,355,000 and a Market Value of $8,444,716)	$8,278,603	$8,278,603

Total Short-Term Investment (Cost $8,278,603)		8,278,603

Total Investments (Cost $426,092,638) (b)	100.1%	458,322,095
Other Assets, Less Liabilities	(0.1)	(498,751)
Net Assets	100.0%	$457,823,344

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $431,250,122 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$34,000,488
Gross unrealized depreciation	(6,928,515)

Net unrealized appreciation	$27,071,973

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$211,608,323	$—	$—	$211,608,323
Fixed Income Funds	238,435,169	—	—	238,435,169
Short-Term Investments
Repurchase Agreement	—	8,278,603	—	8,278,603

Total Investments in Securities	$450,043,492	$8,278,603	$—	$458,322,095

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $417,814,035)	$450,043,492
Repurchase agreement, at value (identified cost $8,278,603)	8,278,603
Receivables:
Fund shares sold	343,936
Dividends and interest	62
Other assets	71,903

Total assets	458,737,996

Liabilities
Payables:
Fund shares redeemed	528,257
NYLIFE Distributors (See Note 3)	157,206
Shareholder communication	113,972
Transfer agent (See Note 3)	79,516
Professional fees	29,755
Custodian	1,305
Trustees	739
Manager (See Note 3)	5
Accrued expenses	3,872
Dividend payable	25

Total liabilities	914,652

Net assets	$457,823,344

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,027
Additional paid-in capital	424,796,943

424,834,970
Undistributed net investment income	349,095
Accumulated net realized gain (loss) on investments	409,822
Net unrealized appreciation (depreciation) on investments	32,229,457

Net assets	$457,823,344

Class A
Net assets applicable to outstanding shares	$257,563,298

Shares of beneficial interest outstanding	21,375,339

Net asset value per share outstanding	$12.05
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.75

Investor Class
Net assets applicable to outstanding shares	$78,897,254

Shares of beneficial interest outstanding	6,548,170

Net asset value per share outstanding	$12.05
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.75

Class B
Net assets applicable to outstanding shares	$31,798,997

Shares of beneficial interest outstanding	2,650,313

Net asset value and offering price per share outstanding	$12.00

Class C
Net assets applicable to outstanding shares	$75,858,433

Shares of beneficial interest outstanding	6,324,781

Net asset value and offering price per share outstanding	$11.99

Class I
Net assets applicable to outstanding shares	$13,646,573

Shares of beneficial interest outstanding	1,123,383

Net asset value and offering price per share outstanding	$12.15

Class R3
Net assets applicable to outstanding shares	$58,789

Shares of beneficial interest outstanding	4,884

Net asset value and offering price per share outstanding	$12.04

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,612,131
Interest	2,406
Other income	296

Total income	6,614,833

Expenses
Distribution/Service—Class A (See Note 3)	317,822
Distribution/Service—Investor Class (See Note 3)	94,625
Distribution/Service—Class B (See Note 3)	161,277
Distribution/Service—Class C (See Note 3)	375,409
Distribution/Service—Class R3 (See Note 3)	142
Transfer agent (See Note 3)	237,206
Shareholder communication	116,473
Registration	55,382
Professional fees	24,367
Trustees	5,652
Custodian	3,851
Shareholder service (See Note 3)	29
Miscellaneous	10,231

Total expenses	1,402,466

Net investment income (loss)	5,212,367

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	1,830,954
Realized capital gain distributions from affiliated investment companies	3,736,544

Net realized gain (loss) on investments and investments from affiliated investment companies	5,567,498

Net change in unrealized appreciation (depreciation) on investments	12,865,592

Net realized and unrealized gain (loss) on investments	18,433,090

Net increase (decrease) in net assets resulting from operations	$23,645,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,212,367	$7,854,773
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	5,567,498	196,727
Net change in unrealized appreciation (depreciation) on investments	12,865,592	340,514

Net increase (decrease) in net assets resulting from operations	23,645,457	8,392,014

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,072,924)	(5,539,325)
Investor Class	(865,291)	(1,471,920)
Class B	(246,088)	(456,907)
Class C	(575,999)	(1,026,874)
Class I	(176,789)	(351,457)
Class R3	(593)	(478)

	(4,937,684)	(8,846,961)

From net realized gain on investments:
Class A	(679,288)	(4,271,431)
Investor Class	(200,430)	(1,196,143)
Class B	(86,684)	(612,341)
Class C	(201,377)	(1,342,846)
Class I	(35,739)	(268,974)
Class R3	(152)	—

	(1,203,670)	(7,691,735)

Total dividends and distributions to shareholders	(6,141,354)	(16,538,696)

Capital share transactions:
Net proceeds from sale of shares	35,844,232	79,552,605
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,998,702	16,137,434
Cost of shares redeemed	(50,143,261)	(95,582,857)

Increase (decrease) in net assets derived from capital share transactions	(8,300,327)	107,182

Net increase (decrease) in net assets	9,203,776	(8,039,500)

Net Assets
Beginning of period	448,619,568	456,659,068

End of period	$457,823,344	$448,619,568

Undistributed (distributions in excess of) net investment income at end of period	$349,095	$74,412

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.60	$11.81	$12.52	$12.56	$11.57	$10.95

Net investment income (loss) (a)	0.15	0.23	0.25	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investments	0.47	0.01	(0.23)	0.50	1.21	0.77

Total from investment operations	0.62	0.24	0.02	0.72	1.45	1.01

Less dividends and distributions:
From net investment income	(0.14)	(0.25)	(0.30)	(0.29)	(0.29)	(0.28)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.17)	(0.45)	(0.73)	(0.76)	(0.46)	(0.39)

Net asset value at end of period	$12.05	$11.60	$11.81	$12.52	$12.56	$11.57

Total investment return (b)	5.51%	2.10%	0.11%	5.95%	12.93%	9.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54%††	1.99%	2.05%	1.81%	2.00%	2.16%
Net expenses (c)	0.40%††	0.36%	0.36%	0.35%	0.37%	0.37%
Portfolio turnover rate	20%	44%	40%	45%	52%	62%
Net assets at end of period (in 000’s)	$257,563	$253,377	$253,308	$244,098	$201,908	$164,116

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.59	$11.81	$12.52	$12.56	$11.57	$10.96

Net investment income (loss) (a)	0.14	0.21	0.23	0.21	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.48	0.01	(0.23)	0.49	1.21	0.76

Total from investment operations	0.62	0.22	0.00	0.70	1.43	0.99

Less dividends and distributions:
From net investment income	(0.13)	(0.24)	(0.28)	(0.27)	(0.27)	(0.27)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.16)	(0.44)	(0.71)	(0.74)	(0.44)	(0.38)

Net asset value at end of period	$12.05	$11.59	$11.81	$12.52	$12.56	$11.57

Total investment return (b)	5.44%	1.96%	(0.03%)	5.79%	12.74%	9.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40%††	1.85%	1.91%	1.67%	1.82%	2.00%
Net expenses (c)	0.53%††	0.50%	0.50%	0.50%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.53%††	0.50%	0.50%	0.50%	0.53%	0.55%
Portfolio turnover rate	20%	44%	40%	45%	52%	62%
Net assets at end of period (in 000’s)	$78,897	$74,166	$71,083	$65,991	$59,301	$49,050

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.55	$11.76	$12.47	$12.51	$11.53	$10.92

Net investment income (loss) (a)	0.10	0.13	0.14	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.47	0.01	(0.23)	0.50	1.21	0.76

Total from investment operations	0.57	0.14	(0.09)	0.61	1.34	0.90

Less dividends and distributions:
From net investment income	(0.09)	(0.15)	(0.19)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.12)	(0.35)	(0.62)	(0.65)	(0.36)	(0.29)

Net asset value at end of period	$12.00	$11.55	$11.76	$12.47	$12.51	$11.53

Total investment return (b)	4.98%	1.29%	(0.78%)	5.03%	11.87%	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%††	1.11%	1.17%	0.93%	1.09%	1.27%
Net expenses (c)	1.28%††	1.25%	1.25%	1.25%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.28%††	1.25%	1.25%	1.25%	1.28%	1.30%
Portfolio turnover rate	20%	44%	40%	45%	52%	62%
Net assets at end of period (in 000’s)	$31,799	$32,850	$37,098	$39,583	$40,953	$35,808

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.54	$11.76	$12.47	$12.51	$11.53	$10.92

Net investment income (loss) (a)	0.10	0.13	0.14	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.47	0.00 ‡	(0.23)	0.50	1.21	0.76

Total from investment operations	0.57	0.13	(0.09)	0.61	1.34	0.90

Less dividends and distributions:
From net investment income	(0.09)	(0.15)	(0.19)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.12)	(0.35)	(0.62)	(0.65)	(0.36)	(0.29)

Net asset value at end of period	$11.99	$11.54	$11.76	$12.47	$12.51	$11.53

Total investment return (b)	4.98%	1.20%	(0.78%)	5.03%	11.87%	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%††	1.10%	1.16%	0.90%	1.07%	1.25%
Net expenses (c)	1.28%††	1.25%	1.25%	1.25%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.28%††	1.25%	1.25%	1.25%	1.28%	1.30%
Portfolio turnover rate	20%	44%	40%	45%	52%	62%
Net assets at end of period (in 000’s)	$75,858	$75,946	$79,242	$71,051	$51,112	$37,977

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.69	$11.90	$12.61	$12.64	$11.64	$11.02

Net investment income (loss) (a)	0.17	0.26	0.28	0.25	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.48	0.01	(0.23)	0.51	1.22	0.77

Total from investment operations	0.65	0.27	0.05	0.76	1.49	1.04

Less dividends and distributions:
From net investment income	(0.16)	(0.28)	(0.33)	(0.32)	(0.32)	(0.31)
From net realized gain on investments	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.19)	(0.48)	(0.76)	(0.79)	(0.49)	(0.42)

Net asset value at end of period	$12.15	$11.69	$11.90	$12.61	$12.64	$11.64

Total investment return (b)	5.60%	2.42%	0.36%	6.25%	13.11%	9.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%††	2.28%	2.33%	2.01%	2.26%	2.41%
Net expenses (c)	0.15%††	0.11%	0.11%	0.10%	0.12%	0.12%
Portfolio turnover rate	20%	44%	40%	45%	52%	62%
Net assets at end of period (in 000’s)	$13,647	$12,224	$15,928	$16,367	$11,984	$15,916

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.58	$10.88

Net investment income (loss) (a)	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.48	0.72

Total from investment operations	0.61	0.82

Less dividends and distributions:
From net investment income	(0.12)	(0.12)
From net realized gain on investments	(0.03)	—

Total dividends and distributions	(0.15)	(0.12)

Net asset value at end of period	$12.04	$11.58

Total investment return (b)	5.33%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	2.19%	1.34%
Net expenses†† (c)	0.74%	0.71%
Portfolio turnover rate	20%	44%
Net assets at end of period (in 000’s)	$59	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	2.09 8.03%	4.79 10.89%	6.27 7.48%	4.68 5.28%	1.45 1.45%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	2.08 8.02	4.61 10.70	6.09 7.30	5.00 5.65	1.63 1.63
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	2.63 7.63	4.90 9.90	6.20 6.51	4.37 4.37	2.38 2.38
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	6.55 7.55	8.90 9.90	6.50 6.50	4.35 4.35	2.38 2.38
Class I Shares	No Sales Charge		4/4/2005	8.16	11.18	7.75	5.55	1.20
Class R3 Shares	No Sales Charge		2/29/2016	7.85	10.53	14.64	N/A	1.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	13.32%	17.92%	13.68%	7.15%
MSCI EAFE® Index[5]	11.47	11.29	6.78	0.87
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–0.67	0.83	2.27	4.30
Moderate Allocation Composite Index[7]	7.32	9.92	8.18	5.57
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	6.86	9.85	6.50	4.33

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Moderate Fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,080.30	$1.96	$1,022.90	$1.91	0.38%

Investor Class Shares	$1,000.00	$1,080.20	$2.84	$1,022.10	$2.76	0.55%

Class B Shares	$1,000.00	$1,076.30	$6.69	$1,018.30	$6.51	1.30%

Class C Shares	$1,000.00	$1,075.50	$6.69	$1,018.30	$6.51	1.30%

Class I Shares	$1,000.00	$1,081.60	$0.67	$1,024.10	$0.65	0.13%

Class R3 Shares	$1,000.00	$1,078.50	$3.76	$1,021.20	$3.66	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 8.03% for Class A shares, 8.02% for Investor Class shares, 7.63% for Class B shares and 7.55% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 8.16% and Class R3 shares returned 7.85%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund; the 7.32% return of the Moderate Allocation Composite Index,2 which is an additional benchmark of the Fund; and the 6.86% return of the Average Lipper3 Mixed-Asset Target Allocation Moderate Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Moderate Allocation Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds and reallocating assets to MainStay Absolute Return Multi-Strategy Fund proved to be an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Moderate Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads narrowed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Moderate Allocation Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. The Fund’s position in MainStay High Yield Opportunities Fund was merged into MainStay High Yield Corporate Bond Fund, and the Fund’s allocation to the latter Underlying Fund was reduced.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded primarily by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, two other positions saw meaningful allocation increases. One was MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve. The other was MainStay Cushing Renaissance Advantage Fund. We have seen domestic unconventional energy production rebound despite efforts on the part of OPEC to drive shale drillers out of the market. We believe that the United States may become the world’s dominant producer in the coming years, benefiting not just energy companies but also domestic consumers of abundant energy supply.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay Epoch U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and MainStay Cushing Renaissance Advantage Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay U.S. Equity Opportunities Fund and MainStay MAP Equity Fund. (Contributions take weightings and total returns into account.) Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and IQ 50 Percent Hedged FTSE Europe ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into

25

2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay Floating Rate Fund. Two Underlying Fixed-Income Funds detracted slightly from performance during the reporting period: MainStay Indexed Bond Fund and IQ Enhanced Core Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.6%†
Equity Funds 63.5%
IQ 50 Percent Hedged FTSE Europe ETF (a)	229,775	$4,351,938
IQ 50 Percent Hedged FTSE International ETF (a)	599,749	11,871,672
IQ Global Resources ETF	294,923	7,656,201
MainStay Absolute Return Multi-Strategy Fund Class I (a)	3,661,900	36,728,858
MainStay Cornerstone Growth Fund Class I (a)	288,407	8,900,237
MainStay Cushing MLP Premier Fund Class I	341,643	4,957,239
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,258,882	24,862,925
MainStay Emerging Markets Equity Fund Class I (a)	3,285,869	30,427,146
MainStay Epoch Capital Growth Fund Class I (a)	499,287	5,676,899
MainStay Epoch Global Choice Fund Class I (a)	831,353	16,286,200
MainStay Epoch International Choice Fund Class I	577,378	18,914,898
MainStay Epoch U.S. All Cap Fund Class I (a)	1,421,562	40,372,355
MainStay Epoch U.S. Equity Yield Fund Class I (a)	774,705	12,031,164
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,255,643	39,314,172
MainStay ICAP Equity Fund Class I	396,144	17,339,243
MainStay International Equity Fund Class I	269,236	3,990,077
MainStay International Opportunities Fund Class I	1,643,733	14,399,104
MainStay Large Cap Growth Fund Class I	4,027,929	39,352,862
MainStay MAP Equity Fund Class I (a)	1,368,443	56,489,347
MainStay S&P 500 Index Fund Class I	38,742	1,918,116
MainStay U.S. Equity Opportunities Fund Class I (a)	5,435,744	53,270,289

Total Equity Funds (Cost $366,351,194)		449,110,942

Fixed Income Funds 34.1%
IQ Enhanced Core Bond U.S. ETF (a)	366,645	7,153,244
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,373,471	27,469,420
MainStay Convertible Fund Class I	829,567	14,160,717
MainStay Floating Rate Fund Class I	3,757,642	35,171,527
MainStay High Yield Corporate Bond Fund Class I	2,828,193	16,403,518
MainStay Indexed Bond Fund Class I	679,939	7,234,554
MainStay Short Duration High Yield Fund Class I	1,630,853	16,243,294

	Shares	Value
Fixed Income Funds (continued)
MainStay Total Return Bond Fund Class I (a)	9,340,034	$98,537,358
MainStay Unconstrained Bond Fund Class I	2,168,287	19,167,658

Total Fixed Income Funds (Cost $238,288,606)		241,541,290

Total Affiliated Investment Companies (Cost $604,639,800)		690,652,232

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $17,450,850 (Collateralized by a United States Treasuary Note with a rate of 1.75% and a maturity date of 3/31/22, with a Principal Amount of $17,845,000 and a Market Value of $17,800,584)	$17,450,719	17,450,719

Total Short-Term Investment (Cost $17,450,719)		17,450,719

Total Investments (Cost $622,090,519) (b)	100.1%	708,102,951
Other Assets, Less Liabilities	(0.1)	(775,752)
Net Assets	100.0%	$707,327,199

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $630,478,764 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$87,474,896
Gross unrealized depreciation	(9,850,709)

Net unrealized appreciation	$77,624,187

The following abbreviation is used above:

ETF—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$449,110,942	$—	$—	$449,110,942
Fixed Income Funds	241,541,290	—	—	241,541,290
Short-Term Investment
Repurchase Agreement	—	17,450,719	—	17,450,719

Total Investments in Securities	$690,652,232	$17,450,719	$—	$708,102,951

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $604,639,800)	$690,652,232
Repurchase agreement, at value (identified cost $17,450,719)	17,450,719
Receivables:
Fund shares sold	218,237
Dividends and interest	131
Other assets	73,524

Total assets	708,394,843

Liabilities
Payables:
Fund shares redeemed	488,845
NYLIFE Distributors (See Note 3)	228,301
Shareholder communication	168,179
Transfer agent (See Note 3)	142,140
Professional fees	32,113
Custodian	1,106
Trustees	983
Manager (See Note 3)	14
Accrued expenses	5,963

Total liabilities	1,067,644

Net assets	$707,327,199

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,025
Additional paid-in capital	616,062,699

616,115,724
Undistributed net investment income	1,364,826
Accumulated net realized gain (loss) on investments	3,834,217
Net unrealized appreciation (depreciation) on investments	86,012,432

Net assets	$707,327,199

Class A
Net assets applicable to outstanding shares	$368,424,765

Shares of beneficial interest outstanding	27,555,879

Net asset value per share outstanding	$13.37
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.15

Investor Class
Net assets applicable to outstanding shares	$182,491,075

Shares of beneficial interest outstanding	13,651,677

Net asset value per share outstanding	$13.37
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.15

Class B
Net assets applicable to outstanding shares	$70,657,276

Shares of beneficial interest outstanding	5,346,048

Net asset value and offering price per share outstanding	$13.22

Class C
Net assets applicable to outstanding shares	$71,501,697

Shares of beneficial interest outstanding	5,412,035

Net asset value and offering price per share outstanding	$13.21

Class I
Net assets applicable to outstanding shares	$14,081,903

Shares of beneficial interest outstanding	1,046,866

Net asset value and offering price per share outstanding	$13.45

Class R3
Net assets applicable to outstanding shares	$170,483

Shares of beneficial interest outstanding	12,759

Net asset value and offering price per share outstanding	$13.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,766,051
Interest	3,892
Other income	457

Total income	9,770,400

Expenses
Distribution/Service—Class A (See Note 3)	444,871
Distribution/Service—Investor Class (See Note 3)	218,556
Distribution/Service—Class B (See Note 3)	355,999
Distribution/Service—Class C (See Note 3)	349,180
Distribution/Service—Class R3 (See Note 3)	226
Transfer agent (See Note 3)	426,166
Shareholder communication	173,590
Registration	58,758
Professional fees	28,931
Trustees	8,437
Custodian	4,210
Shareholder service (See Note 3)	45
Miscellaneous	13,596

Total expenses	2,082,565

Net investment income (loss)	7,687,835

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,444,829
Realized capital gain distributions from affiliated investment companies	8,777,911

Net realized gain (loss) on investments and investments from affiliated investment companies	12,222,740

Net change in unrealized appreciation (depreciation) on investments	32,710,712

Net realized and unrealized gain (loss) on investments	44,933,452

Net increase (decrease) in net assets resulting from operations	$52,621,287

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,687,835	$9,154,447
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	12,222,740	12,288,562
Net change in unrealized appreciation (depreciation) on investments	32,710,712	(15,540,932)

Net increase (decrease) in net assets resulting from operations	52,621,287	5,902,077

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,616,863)	(6,269,595)
Investor Class	(2,943,584)	(2,568,451)
Class B	(686,691)	(667,535)
Class C	(674,642)	(618,852)
Class I	(277,646)	(273,302)
Class R3	(746)	—

	(11,200,172)	(10,397,735)

From net realized gain on investments:
Class A	(5,959,271)	(10,304,329)
Investor Class	(2,909,866)	(4,659,129)
Class B	(1,212,227)	(2,316,155)
Class C	(1,190,728)	(2,132,828)
Class I	(221,201)	(393,768)
Class R3	(814)	—

	(11,494,107)	(19,806,209)

Total dividends and distributions to shareholders	(22,694,279)	(30,203,944)

Capital share transactions:
Net proceeds from sale of shares	45,666,229	96,277,564
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,409,761	29,803,380
Cost of shares redeemed	(62,145,398)	(107,998,477)

Increase (decrease) in net assets derived from capital share transactions	5,930,592	18,082,467

Net increase (decrease) in net assets	35,857,600	(6,219,400)

Net Assets
Beginning of period	671,469,599	677,688,999

End of period	$707,327,199	$671,469,599

Undistributed net investment income at end of period	$1,364,826	$4,877,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.83	$13.32	$14.19	$13.90	$11.97	$11.06

Net investment income (loss) (a)	0.16	0.20	0.23	0.19	0.21	0.20
Net realized and unrealized gain (loss) on investments	0.85	(0.06)	(0.15)	0.82	2.00	0.93

Total from investment operations	1.01	0.14	0.08	1.01	2.21	1.13

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.30)	(0.31)	(0.28)	(0.22)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.47)	(0.63)	(0.95)	(0.72)	(0.28)	(0.22)

Net asset value at end of period	$13.37	$12.83	$13.32	$14.19	$13.90	$11.97

Total investment return (b)	8.03%	1.15%	0.59%	7.47%	18.88%	10.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47%††	1.61%	1.67%	1.36%	1.62%	1.75%
Net expenses (c)	0.38%††	0.35%	0.35%	0.34%	0.35%	0.35%
Portfolio turnover rate	18%	37%	39%	47%	49%	64%
Net assets at end of period (in 000’s)	$368,425	$349,764	$353,841	$339,189	$288,920	$229,051

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.81	$13.31	$14.17	$13.89	$11.96	$11.06

Net investment income (loss) (a)	0.15	0.18	0.21	0.17	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.85	(0.08)	(0.14)	0.81	2.01	0.93

Total from investment operations	1.00	0.10	0.07	0.98	2.19	1.11

Less dividends and distributions:
From net investment income	(0.22)	(0.21)	(0.28)	(0.29)	(0.26)	(0.21)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.44)	(0.60)	(0.93)	(0.70)	(0.26)	(0.21)

Net asset value at end of period	$13.37	$12.81	$13.31	$14.17	$13.89	$11.96

Total investment return (b)	8.02%	0.90%	0.50%	7.22%	18.68%	10.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%††	1.43%	1.52%	1.22%	1.42%	1.57%
Net expenses (c)	0.55%††	0.53%	0.52%	0.51%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.55%††	0.53%	0.52%	0.51%	0.53%	0.54%
Portfolio turnover rate	18%	37%	39%	47%	49%	64%
Net assets at end of period (in 000’s)	$182,491	$168,146	$158,390	$146,793	$128,403	$102,910

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.62	$13.11	$13.97	$13.70	$11.81	$10.91

Net investment income (loss) (a)	0.10	0.09	0.11	0.07	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.85	(0.08)	(0.14)	0.80	1.97	0.92

Total from investment operations	0.95	0.01	(0.03)	0.87	2.06	1.02

Less dividends and distributions:
From net investment income	(0.13)	(0.11)	(0.18)	(0.19)	(0.17)	(0.12)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.35)	(0.50)	(0.83)	(0.60)	(0.17)	(0.12)

Net asset value at end of period	$13.22	$12.62	$13.11	$13.97	$13.70	$11.81

Total investment return (b)	7.63%	0.17%	(0.27%)	6.48%	17.70%	9.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%††	0.71%	0.79%	0.49%	0.71%	0.84%
Net expenses (c)	1.30%††	1.28%	1.27%	1.26%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.30%††	1.28%	1.27%	1.26%	1.28%	1.29%
Portfolio turnover rate	18%	37%	39%	47%	49%	64%
Net assets at end of period (in 000’s)	$70,657	$71,339	$80,474	$88,007	$88,451	$77,807

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.62	$13.11	$13.97	$13.70	$11.81	$10.91

Net investment income (loss) (a)	0.10	0.09	0.10	0.06	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.84	(0.08)	(0.13)	0.81	1.97	0.93

Total from investment operations	0.94	0.01	(0.03)	0.87	2.06	1.02

Less dividends and distributions:
From net investment income	(0.13)	(0.11)	(0.18)	(0.19)	(0.17)	(0.12)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.35)	(0.50)	(0.83)	(0.60)	(0.17)	(0.12)

Net asset value at end of period	$13.21	$12.62	$13.11	$13.97	$13.70	$11.81

Total investment return (b)	7.55%	0.17%	(0.27%)	6.48%	17.70%	9.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%††	0.69%	0.77%	0.45%	0.68%	0.83%
Net expenses (c)	1.30%††	1.28%	1.27%	1.26%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.30%††	1.28%	1.27%	1.26%	1.28%	1.29%
Portfolio turnover rate	18%	37%	39%	47%	49%	64%
Net assets at end of period (in 000’s)	$71,502	$69,090	$71,281	$67,851	$55,464	$42,203

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.92	$13.41	$14.28	$13.98	$12.04	$11.12

Net investment income (loss) (a)	0.18	0.24	0.26	0.20	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.85	(0.07)	(0.14)	0.85	2.00	0.94

Total from investment operations	1.03	0.17	0.12	1.05	2.25	1.17

Less dividends and distributions:
From net investment income	(0.28)	(0.27)	(0.34)	(0.34)	(0.31)	(0.25)
From net realized gain on investments	(0.22)	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.50)	(0.66)	(0.99)	(0.75)	(0.31)	(0.25)

Net asset value at end of period	$13.45	$12.92	$13.41	$14.28	$13.98	$12.04

Total investment return (b)	8.16%	1.41%	0.84%	7.74%	19.14%	10.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%††	1.87%	1.88%	1.42%	1.93%	1.99%
Net expenses (c)	0.13%††	0.10%	0.10%	0.09%	0.10%	0.10%
Portfolio turnover rate	18%	37%	39%	47%	49%	64%
Net assets at end of period (in 000’s)	$14,082	$13,068	$13,702	$11,757	$8,251	$12,631

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$12.80	$11.77

Net investment income (loss) (a)	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.88	0.96

Total from investment operations	0.98	1.03

From net investment income	(0.20)	—
From net realized gain on investments	(0.22)	—

	(0.42)	—

Net asset value at end of period	$13.36	$12.80

Total investment return (b)	7.85%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.49%	0.85%
Net expenses†† (c)	0.73%	0.70%
Portfolio turnover rate	18%	37%
Net assets at end of period (in 000’s)	$170	$64

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	4.40 10.47%	7.33 13.58%	7.73 8.95%	4.63 5.22%	1.58 1.58%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.30 10.37	7.08 13.31	7.55 8.77	5.19 5.84	1.77 1.77
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	5.00 10.00	7.56 12.56	7.67 7.97	4.32 4.32	2.52 2.52
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	9.00 10.00	11.56 12.56	7.97 7.97	4.32 4.32	2.52 2.52
Class I Shares	No Sales Charge		4/4/2005	10.63	13.87	9.25	5.49	1.33
Class R3 Shares	No Sales Charge		2/29/2016	10.22	13.16	18.18	N/A	1.93

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	13.32%	17.92%	13.68%	7.15%
MSCI EAFE® Index[5]	11.47	11.29	6.78	0.87
Bloomberg Barclays U.S. Aggregate Bond Index[6]	-0.67	0.83	2.27	4.30
Moderate Growth Allocation Composite Index[7]	10.08	13.08	10.11	5.73
Average Lipper Mixed–Asset Target Allocation Growth Fund[8]	8.54	11.41	7.95	4.72

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,104.70	$2.04	$1,022.90	$1.96	0.39%

Investor Class Shares	$1,000.00	$1,103.70	$2.87	$1,022.10	$2.76	0.55%

Class B Shares	$1,000.00	$1,100.00	$6.77	$1,018.30	$6.51	1.30%

Class C Shares	$1,000.00	$1,100.00	$6.77	$1,018.30	$6.51	1.30%

Class I Shares	$1,000.00	$1,106.30	$0.73	$1,024.10	$0.70	0.14%

Class R3 Shares	$1,000.00	$1,102.20	$3.86	$1,021.10	$3.71	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 10.47% for Class A shares, 10.37% for Investor Class shares and 10.00% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 10.63% and Class R3 shares returned 10.22%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark of the Fund. For the six months ended April 30, 2017, Class B and Class C shares underperformed—and all other share classes outperformed—the 10.08% return of the Moderate Growth Allocation Composite Index,2 which is an additional benchmark of the Fund. Over the same period, all share classes outperformed the 8.54% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Growth Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay High Yield Corporate Bond Fund and MainStay Cornerstone Growth Fund were among the Underlying Funds that faced performance difficulties during the reporting period.

Asset class policy detracted slightly from the Fund’s relative performance. Because the Fund held a slightly underweight position relative to the Moderate Growth Allocation Composite Index in equities going into the U.S. election, the Fund failed to fully participate in the rally that ensued. This factor, however, was more than offset by positioning within asset classes. Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. Within the fixed-income portion of the Fund, managing interest-rate sensitivity by holding shorter-maturity bonds and reallocating assets to MainStay Absolute Return Multi-Strategy Fund proved to be an effective strategy. The Fund’s relative performance also benefited by emphasizing credit as spreads4 narrowed. This strategy was driven in part by the recovery in oil prices.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Moderate Growth Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we were slightly cautious heading into the U.S. election in terms of the Fund’s overall blend of stocks and bonds. At the time, we maintained a bias toward American companies over those based in other developed nations, with a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

decisive preference for small-cap stocks. After the election, the market appeared to be on a stable footing, so we modestly increased the Fund’s exposure to equities by purchasing Underlying Equity Funds and establishing a new position in an Underlying Fund that invests in convertible securities. As the market leveled off in late winter, we believed that the Trump policy agenda faced challenges and that events in Europe looked potentially ominous. For this reason, we withdrew the equity sensitivity we had added in late 2016. The Fund ended the reporting period with equity exposure close to where it began the reporting period.

There were also some policy adjustments within asset classes. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

Another change worth noting was a reduction in Underlying Fund holdings that invested in high-yield bonds. As spreads narrowed significantly in 2016, we elected to reduce the Fund’s exposure to high-yield bonds. The Fund finished the reporting period with high-yield exposure approximately neutral to that of the Moderate Growth Allocation Composite Index.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund established a new position in an Underlying Fund that invests in convertible securities. Economic conditions appeared to be favorable for corporate profit growth and corresponding stock price gains, but we believed that investor sentiment was fragile and prone to the effects of rapidly changing political developments. We believed that exposure to convertible bonds would allow the Fund to participate in an anticipated equity rally while providing some protection on the downside if our expectations were not met. The Fund also increased exposure to European equities because we believed that they had been excessively discounted.

As previously noted, the Fund reduced exposure to high-yield bonds as credit spreads narrowed. The Fund’s position in

MainStay High Yield Opportunities Fund was merged into MainStay High Yield Corporate Bond Fund, and the Fund’s allocation to the latter Underlying Fund was reduced.

One position was established and then closed during the reporting period. Municipal bonds cheapened relative to taxable bonds following the U.S. election on concerns that tax reform might limit or eliminate their tax advantage. Because we viewed the risk of a material change as relatively remote, we purchased a position in MainStay High Yield Municipal Bond Fund in early December. As prices on municipal bonds reverted toward a more traditional relationship to taxable bonds over the winter months and into the spring, we unwound the trade at a profit.

The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded primarily by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, two other positions saw meaningful allocation increases. One was MainStay Floating Rate Fund, which we expected to fare reasonably well despite tightening monetary policy by the Federal Reserve. The other was MainStay Cushing Renaissance Advantage Fund. We have seen domestic unconventional energy production rebound despite efforts on the part of OPEC to drive shale drillers out of the market. We believe that the United States may become the world’s dominant producer in the coming years, benefiting not just energy companies but also domestic consumers of abundant energy supply.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay Epoch U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund. Although none of the Underlying Equity Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and MainStay Cushing Renaissance Advantage Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Epoch U.S. Small Cap Fund and MainStay U.S. Equity Opportunities Fund. (Contributions take weightings and total returns into account.) Among the weakest

40	MainStay Moderate Growth Allocation Fund

contributors to the Fund’s performance were IQ Global Resources ETF and IQ 50 Percent Hedged FTSE Europe ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Economic growth was steady though unspectacular through 2016 and showed some signs of acceleration heading into 2017. Employment markets showed little remaining slack. As a result, it was not surprising that the Federal Reserve provided two rate hikes during the reporting period. Nor was it surprising that U.S. Treasury yields backed up notably following President Trump’s victory, in light of President Trump’s promises to pursue aggressive fiscal stimulus. All other things being equal, stronger economic activity typically implies higher bond yields and tighter credit spreads, and that was exactly what we saw during the reporting period.

Which fixed-income market segments were strong performers and which segments were particularly weak?

Riskier asset classes including speculative-grade debt and convertible bonds that were sensitive to economic developments fared well. Higher-quality, longer-maturity bonds moved in the other direction as yields rose. Cash and cash-equivalent investments moved above zero, but yields remained very low.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

In the fixed-income portion of the Fund, MainStay High Yield Corporate Bond Fund made the largest positive contribution to performance, followed by MainStay Floating Rate Fund. The contributions of two Funds—IQ Enhanced Core Plus Bond U.S. ETF and MainStay Total Return Bond Fund—were minimal during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Affiliated Investment Companies 96.7%†
Equity Funds 80.4%
IQ 50 Percent Hedged FTSE Europe ETF	213,261	$4,039,163
IQ 50 Percent Hedged FTSE International ETF (a)	577,308	11,427,466
IQ Global Resources ETF (a)	408,199	10,596,846
MainStay Absolute Return Multi-Strategy Fund Class I (a)	1,495,108	14,995,937
MainStay Cornerstone Growth Fund Class I (a)	302,026	9,320,517
MainStay Cushing MLP Premier Fund Class I	348,589	5,058,022
MainStay Cushing Renaissance Advantage Fund Class I (a)	2,443,006	48,249,364
MainStay Emerging Markets Equity Fund Class I (a)	4,088,068	37,855,507
MainStay Epoch Capital Growth Fund Class I (a)	482,648	5,487,711
MainStay Epoch Global Choice Fund Class I (a)	810,370	15,875,143
MainStay Epoch International Choice Fund Class I (a)	992,607	32,517,809
MainStay Epoch U.S. All Cap Fund Class I	1,326,194	37,663,911
MainStay Epoch U.S. Equity Yield Fund Class I (a)	554,188	8,606,537
MainStay Epoch U.S. Small Cap Fund Class I (a)	2,539,636	79,516,001
MainStay ICAP Equity Fund Class I (a)	525,722	23,010,864
MainStay International Equity Fund Class I	625,495	9,269,837
MainStay International Opportunities Fund Class I (a)	2,920,162	25,580,622
MainStay Large Cap Growth Fund Class I	5,080,347	49,634,986
MainStay MAP Equity Fund Class I (a)	1,709,612	70,572,790
MainStay S&P 500 Index Fund Class I	104,988	5,197,971
MainStay U.S. Equity Opportunities Fund Class I (a)	6,983,262	68,435,970

Total Equity Funds (Cost $452,145,122)		572,912,974

Fixed Income Funds 16.3%
IQ Enhanced Core Plus Bond U.S. ETF	323,461	6,469,220
MainStay Convertible Fund Class I	836,505	14,279,139
MainStay Floating Rate Fund Class I	4,042,797	37,840,579
MainStay High Yield Corporate Bond Fund Class I	2,864,026	16,611,349
MainStay Short Duration High Yield Fund Class I	1,587,041	15,806,924
MainStay Total Return Bond Fund Class I	695,897	7,341,714
MainStay Unconstrained Bond Fund Class I	2,065,048	18,255,027

Total Fixed Income Funds (Cost $113,051,777)		116,603,952

Total Affiliated Investment Companies (Cost $565,196,899)		689,516,926

	Principal Amount	Value

Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $23,815,310 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 2/28/22, with a Principal Amount of $24,305,000 and a Market Value of $24,295,205)	$23,815,131	$23,815,131

Total Short-Term Investment (Cost $23,815,131)		23,815,131

Total Investments (Cost $589,012,030) (b)	100.1%	713,332,057
Other Assets, Less Liabilities	(0.1)	(492,107)
Net Assets	100.0%	$712,839,950

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $599,062,193 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$126,259,218
Gross unrealized depreciation	(11,989,354)

Net unrealized appreciation	$114,269,864

The following abbreviation is used above:

ETF—Exchange-Traded Fund

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$572,912,974	$—	$—	$572,912,974
Fixed Income Funds	116,603,952	—	—	116,603,952
Short-Term Investment
Repurchase Agreement	—	23,815,131	—	23,815,131

Total Investments in Securities	$689,516,926	$23,815,131	$—	$713,332,057

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $565,196,899)	$689,516,926
Repurchase agreement, at value (identified cost $23,815,131)	23,815,131
Receivables:
Fund shares sold	482,113
Manager (See Note 3)	5,051
Dividends and interest	526
Other assets	73,391

Total assets	713,893,138

Liabilities
Payables:
Fund shares redeemed	448,219
NYLIFE Distributors (See Note 3)	226,135
Transfer agent (See Note 3)	173,087
Shareholder communication	166,174
Professional fees	32,049
Trustees	874
Custodian	772
Accrued expenses	5,878

Total liabilities	1,053,188

Net assets	$712,839,950

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,255
Additional paid-in capital	582,964,724

583,012,979
Undistributed net investment income	1,836,366
Accumulated net realized gain (loss) on investments	3,670,578
Net unrealized appreciation (depreciation) on investments	124,320,027

Net assets	$712,839,950

Class A
Net assets applicable to outstanding shares	$324,742,690

Shares of beneficial interest outstanding	21,921,919

Net asset value per share outstanding	$14.81
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.67

Investor Class
Net assets applicable to outstanding shares	$245,631,819

Shares of beneficial interest outstanding	16,592,922

Net asset value per share outstanding	$14.80
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.66

Class B
Net assets applicable to outstanding shares	$80,475,452

Shares of beneficial interest outstanding	5,508,264

Net asset value and offering price per share outstanding	$14.61

Class C
Net assets applicable to outstanding shares	$54,326,840

Shares of beneficial interest outstanding	3,719,462

Net asset value and offering price per share outstanding	$14.61

Class I
Net assets applicable to outstanding shares	$7,516,644

Shares of beneficial interest outstanding	502,389

Net asset value and offering price per share outstanding	$14.96

Class R3
Net assets applicable to outstanding shares	$146,505

Shares of beneficial interest outstanding	9,909

Net asset value and offering price per share outstanding (a)	$14.79

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,335,393
Interest	4,579
Other income	462

Total income	9,340,434

Expenses
Distribution/Service—Class A (See Note 3)	387,210
Distribution/Service—Investor Class (See Note 3)	292,991
Distribution/Service—Class B (See Note 3)	406,820
Distribution/Service—Class C (See Note 3)	263,100
Distribution/Service—Class R3 (See Note 3)	166
Transfer agent (See Note 3)	521,364
Shareholder communication	172,764
Registration	56,901
Professional fees	28,849
Trustees	8,322
Custodian	4,067
Shareholder service (See Note 3)	33
Miscellaneous	13,502

Total expenses before waiver/reimbursement	2,156,089
Expense waiver/reimbursement from Manager (See Note 3)	(26,900)

Net expenses	2,129,189

Net investment income (loss)	7,211,245

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	3,722,817
Realized capital gain distributions from affiliated investment companies	9,998,018

Net realized gain (loss) on investments from affiliated investment companies	13,720,835

Net change in unrealized appreciation (depreciation) on investments	46,522,522

Net realized and unrealized gain (loss) on investments	60,243,357

Net increase (decrease) in net assets resulting from operations	$67,454,602

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,211,245	$6,686,052
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	13,720,835	14,985,962
Net change in unrealized appreciation (depreciation) on investments	46,522,522	(21,945,800)

Net increase (decrease) in net assets resulting from operations	67,454,602	(273,786)

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,200,075)	(4,186,209)
Investor Class	(2,767,420)	(2,555,460)
Class B	(377,569)	(398,730)
Class C	(244,613)	(237,292)
Class I	(111,609)	(121,917)
Class R3	(506)	—

	(7,701,792)	(7,499,608)

From net realized gain on investments:
Class A	(6,724,106)	(11,275,940)
Investor Class	(5,060,056)	(7,881,564)
Class B	(1,811,452)	(3,420,579)
Class C	(1,168,874)	(2,025,563)
Class I	(152,314)	(278,543)
Class R3	(986)	—

	(14,917,788)	(24,882,189)

Total dividends and distributions to shareholders	(22,619,580)	(32,381,797)

Capital share transactions:
Net proceeds from sale of shares	50,385,675	90,133,564
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,455,820	32,159,035
Cost of shares redeemed	(60,305,632)	(96,662,241)

Increase (decrease) in net assets derived from capital share transactions	12,535,863	25,630,358

Net increase (decrease) in net assets	57,370,885	(7,025,225)

Net Assets
Beginning of period	655,469,065	662,494,290

End of period	$712,839,950	$655,469,065

Undistributed net investment income at end of period	$1,836,366	$2,326,913

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.90	$14.65	$15.47	$14.54	$11.80	$10.82

Net investment income (loss) (a)	0.17	0.18	0.19	0.11	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.26	(0.18)	(0.07)	1.11	2.82	0.98

Total from investment operations	1.43	—	0.12	1.22	2.96	1.11

Less dividends and distributions:
From net investment income	(0.20)	(0.20)	(0.28)	(0.29)	(0.22)	(0.13)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.52)	(0.75)	(0.94)	(0.29)	(0.22)	(0.13)

Net asset value at end of period	$14.81	$13.90	$14.65	$15.47	$14.54	$11.80

Total investment return (b)	10.47%	0.15%	0.81%	8.48%	25.50%	10.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%††	1.29%	1.30%	0.74%	1.09%	1.16%
Net expenses (c)	0.39%††	0.36%	0.36%	0.35%	0.37%	0.37%
Portfolio turnover rate	17%	32%	36%	45%	47%	62%
Net assets at end of period (in 000’s)	$324,743	$296,060	$301,459	$283,404	$233,003	$174,089

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.88	$14.63	$15.45	$14.52	$11.79	$10.81

Net investment income (loss) (a)	0.16	0.15	0.17	0.09	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.25	(0.17)	(0.08)	1.11	2.81	0.99

Total from investment operations	1.41	(0.02)	0.09	1.20	2.93	1.10

Less dividends and distributions:
From net investment income	(0.17)	(0.18)	(0.25)	(0.27)	(0.20)	(0.12)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.49)	(0.73)	(0.91)	(0.27)	(0.20)	(0.12)

Net asset value at end of period	$14.80	$13.88	$14.63	$15.45	$14.52	$11.79

Total investment return (b)	10.37%	(0.04%)	0.64%	8.31%	25.22%	10.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17%††	1.09%	1.13%	0.61%	0.91%	1.00%
Net expenses (d)	0.55%††	0.55%	0.54%	0.52%	0.55%	0.53%
Expenses (before waiver/reimbursement) (c)	0.57%††	0.55%	0.54%	0.52%	0.55%	0.57%
Portfolio turnover rate	17%	32%	36%	45%	47%	62%
Net assets at end of period (in 000’s)	$245,632	$221,041	$207,598	$192,129	$168,045	$133,413

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.65	$14.39	$15.20	$14.30	$11.61	$10.64

Net investment income (loss) (a)	0.10	0.05	0.06	(0.02)	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.25	(0.18)	(0.07)	1.09	2.78	0.98

Total from investment operations	1.35	(0.13)	(0.01)	1.07	2.80	1.01

Less dividends and distributions:
From net investment income	(0.07)	(0.06)	(0.14)	(0.17)	(0.11)	(0.04)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.39)	(0.61)	(0.80)	(0.17)	(0.11)	(0.04)

Net asset value at end of period	$14.61	$13.65	$14.39	$15.20	$14.30	$11.61

Total investment return (b)	10.00%	(0.81%)	(0.08%)	7.49%	24.33%	9.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%††	0.39%	0.43%	(0.12%)	0.19%	0.27%
Net expenses (c)	1.30%††	1.30%	1.29%	1.27%	1.30%	1.28%
Expenses (before waiver/reimbursement) (c)	1.32%††	1.30%	1.29%	1.27%	1.30%	1.32%
Portfolio turnover rate	17%	32%	36%	45%	47%	62%
Net assets at end of period (in 000’s)	$80,475	$80,344	$93,000	$105,839	$108,524	$92,620

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.65	$14.38	$15.20	$14.30	$11.61	$10.64

Net investment income (loss) (a)	0.10	0.05	0.05	(0.03)	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.25	(0.17)	(0.07)	1.10	2.78	0.98

Total from investment operations	1.35	(0.12)	(0.02)	1.07	2.80	1.01

Less dividends and distributions:
From net investment income	(0.07)	(0.06)	(0.14)	(0.17)	(0.11)	(0.04)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.39)	(0.61)	(0.80)	(0.17)	(0.11)	(0.04)

Net asset value at end of period	$14.61	$13.65	$14.38	$15.20	$14.30	$11.61

Total investment return (b)	10.00%	(0.81%)	(0.08%)	7.50%	24.33%	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%††	0.36%	0.37%	(0.17%)	0.15%	0.25%
Net expenses (c)	1.30%††	1.30%	1.29%	1.27%	1.30%	1.28%
Expenses (before waiver/reimbursement) (c)	1.32%††	1.30%	1.29%	1.27%	1.30%	1.32%
Portfolio turnover rate	17%	32%	36%	45%	47%	62%
Net assets at end of period (in 000’s)	$54,327	$51,005	$52,870	$49,817	$39,329	$28,725

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.05	$14.80	$15.62	$14.67	$11.91	$10.91

Net investment income (loss) (a)	0.19	0.21	0.22	0.12	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.27	(0.17)	(0.06)	1.15	2.85	1.00

Total from investment operations	1.46	0.04	0.16	1.27	3.01	1.16

Less dividends and distributions:
From net investment income	(0.23)	(0.24)	(0.32)	(0.32)	(0.25)	(0.16)
From net realized gain on investments	(0.32)	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.55)	(0.79)	(0.98)	(0.32)	(0.25)	(0.16)

Net asset value at end of period	$14.96	$14.05	$14.80	$15.62	$14.67	$11.91

Total investment return (b)	10.63%	0.41%	1.05%	8.78%	25.74%	10.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%††	1.54%	1.47%	0.82%	1.24%	1.42%
Net expenses (c)	0.14%††	0.11%	0.11%	0.10%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.14%††	0.12%	0.11%	0.10%	0.12%	0.12%
Portfolio turnover rate	17%	32%	36%	45%	47%	62%
Net assets at end of period (in 000’s)	$7,517	$6,976	$7,568	$7,048	$2,114	$1,321

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.87	$12.58

Net investment income (loss) (a)	0.11	0.04
Net realized and unrealized gain (loss) on investments	1.29	1.25

Total from investment operations	1.40	1.29

Less dividends and distributions:
From net investment income	(0.16)	—
From net realized gain on investments	(0.32)	—

Total dividends and distributions	(0.48)	—

Net asset value at end of period	$14.79	$13.87

Total investment return (b)	10.22%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.51%	0.39%
Net expenses†† (c)	0.74%	0.71%
Expenses (before reimbursement/waiver)†† (c)	0.74%	0.71%
Portfolio turnover rate	17%	32%
Net assets at end of period (in 000’s)	$147	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	6.45 12.65%	9.27 15.63%	8.63 9.87%	4.18 4.78%	1.72 1.72%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.41 12.60	9.15 15.50	8.47 9.71	4.84 5.49	1.86 1.86
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	7.18 12.18	9.73 14.73	8.62 8.91	3.91 3.91	2.61 2.61
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	11.24 12.24	13.70 14.70	8.89 8.89	3.90 3.90	2.61 2.61
Class I Shares	No Sales Charge		4/4/2005	12.79	15.97	10.15	5.05	1.47
Class R3 Shares	No Sales Charge		2/29/2016	12.43	15.24	20.73	N/A	2.07

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	13.32%	17.92%	13.68%	7.15%
MSCI EAFE® Index[5]	11.47	11.29	6.78	0.87
Growth Allocation Composite Index[6]	12.91	16.31	12.01	5.78
Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund[7]	11.42	14.79	9.13	4.16

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund is representative of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,126.50	$2.27	$1,022.70	$2.16	0.43%

Investor Class Shares	$1,000.00	$1,126.00	$2.90	$1,022.10	$2.76	0.55%

Class B Shares	$1,000.00	$1,121.80	$6.84	$1,018.30	$6.51	1.30%

Class C Shares	$1,000.00	$1,122.40	$6.84	$1,018.30	$6.51	1.30%

Class I Shares	$1,000.00	$1,127.90	$0.95	$1,023.90	$0.90	0.18%

Class R3 Shares	$1,000.00	$1,124.30	$4.06	$1,021.00	$3.86	0.77%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio’s (Fund’s) annualized expense ratio to reflect the six-month period.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Growth Allocation Fund returned 12.65% for Class A shares, 12.60% for Investor Class shares, 12.18% for Class B shares and 12.24% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 12.79% and Class R3 shares returned 12.43%. For the six months ended April 30, 2017, all share classes underperformed the 13.32% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and outperformed the 11.47% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes underperformed the 12.91% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Fund. Over the same period, all share classes outperformed the 11.42% return of the Average Lipper3 Mixed-Asset Target Allocation Aggressive Growth Fund. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). Although the Fund may invest up to 10% of its assets in Underlying Fixed-Income Funds, the Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 90% to 100%). The Underlying Equity Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international equities—accounted for many of the challenges the Fund experienced in terms of relative performance because international equities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Growth Allocation Composite Index, the most influential factor is often the net performance of the Underlying Funds relative to their respective benchmarks. During the reporting period, several Underlying Funds detracted from the Fund’s relative performance by this measure. MainStay Cornerstone Growth Fund is an example of an Underlying Fund that faced performance difficulties during the reporting period.

Asset class policy contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Because small companies were poised to benefit disproportionately from strong domestic consumption, industry deregulation and tax reform, small-company stocks outperformed stocks of larger companies. This rewarded the Fund’s bias toward Underlying Funds that invest in small-cap stocks.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

Risk exposure did not stray particularly far from that of the Growth Allocation Composite Index during the reporting period. To balance our concern about a potentially disruptive electoral event with our assessment of an otherwise very healthy economy, we maintained a bias toward American companies over those based in other developed nations, with a decisive preference for small-cap stocks. That bias, however, was not static. In the wake of a sharp rally among small-cap stocks in November, we tactically shifted toward larger-cap stocks to help protect against a potential pullback. With small-cap stocks underperforming through the winter of 2017, we reversed course and reestablished a preference for small-cap companies, believing they would be the preferred beneficiaries of corporate tax reform, deregulation, trade negotiations and strong domestic consumption.

During the reporting period, our perception of opportunities in Europe evolved. For some time, we have been encouraged by the available economic data and have viewed relative equity valuations as quite attractive. Even so, the potential for disruptive political events dissuaded us from investing heavily in Europe. When polls suggested that it was highly likely that a centrist would win the presidential election in France, we reevaluated our pessimism and modestly increased the Fund’s European exposure.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Growth Allocation Fund

How did the Fund’s allocations change over the course of the reporting period?

As previously mentioned, the Fund also increased exposure to European equities because we believed that they had been excessively discounted. The Fund had not owned MainStay Cornerstone Growth Fund for several years but established a position in this Underlying Fund during the reporting period. A new management team assumed responsibility for this Underlying Fund last summer, introducing a quantitative discipline with which we are very familiar and altogether comfortable. The investment was funded primarily by reducing the Fund’s position in MainStay Large Cap Growth Fund.

During the reporting period, the Fund’s allocation to MainStay Cushing Renaissance Advantage Fund was meaningfully increased. We have seen domestic unconventional energy production rebound despite efforts on the part of OPEC to drive shale drillers out of the market. We believe that the United States may become the world’s dominant producer in the coming years, benefiting not just energy companies but also domestic consumers of abundant energy supply.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest total returns came from MainStay Epoch U.S. Small Cap Fund and MainStay Epoch U.S. All Cap Fund. Although none of the Underlying Funds in which the Fund invested generated losses for the reporting period, the lowest total returns came from IQ Global Resources ETF and MainStay Cushing Renaissance Advantage Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance and which Underlying Funds were particularly weak?

During the reporting period, the Underlying Equity Funds that made the most significant positive contributions to the Fund’s performance were MainStay Epoch U.S. Small Cap Fund and MainStay U.S. Equity Opportunities Fund. Among the weakest contributors to the Fund’s performance were IQ Global Resources ETF and IQ 50 Percent Hedged FTSE Europe ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Affiliated Investment Companies 98.1%†
Equity Funds 98.1%
IQ 50 Percent Hedged FTSE Europe ETF	110,617	$2,095,086
IQ 50 Percent Hedged FTSE International ETF	312,019	6,176,229
IQ Global Resources ETF	262,757	6,821,172
MainStay Cornerstone Growth Fund Class I (a)	169,446	5,229,089
MainStay Cushing MLP Premier Fund Class I	155,454	2,255,642
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,666,122	32,905,917
MainStay Emerging Markets Equity Fund Class I (a)	2,623,557	24,294,141
MainStay Epoch Capital Growth Fund Class I	252,133	2,866,753
MainStay Epoch Global Choice Fund Class I	397,285	7,782,821
MainStay Epoch International Choice Fund Class I	676,444	22,160,301
MainStay Epoch U.S. All Cap Fund Class I	890,422	25,287,973
MainStay Epoch U.S. Equity Yield Fund Class I (a)	596,251	9,259,779
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,550,913	48,559,093
MainStay ICAP Equity Fund Class I	390,964	17,112,484
MainStay International Equity Fund Class I	426,589	6,322,048
MainStay International Opportunities Fund Class I	2,103,490	18,426,573
MainStay Large Cap Growth Fund Class I	3,043,528	29,735,270
MainStay MAP Equity Fund Class I (a)	1,045,425	43,155,160
MainStay S&P 500 Index Fund Class I	116,786	5,782,071
MainStay U.S. Equity Opportunities Fund Class I (a)	4,244,250	41,593,654

Total Equity Funds (Cost $282,014,912)		357,821,256

Total Affiliated Investment Companies (Cost $282,014,912)		357,821,256

	Principal Amount	Value
Short-Term Investments 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $7,018,733 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 2/28/22, with a Principal Amount of $7,165,000 and a Market Value of $7,162,113)	$7,018,680	$7,018,680

Total Short-Term Investment (Cost $7,018,680)		7,018,680

Total Investments (Cost $289,033,592) (b)	100.0%	364,839,936
Other Assets, Less Liabilities	0.0 ‡	58,635
Net Assets	100.0%	$364,898,571

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2017, cost was $296,422,663 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$76,812,667
Gross unrealized depreciation	(8,395,394)

Net unrealized appreciation	$68,417,273

The following abbreviation is used above:

ETF—Exchange-Traded Fund

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$357,821,256	$—	$—	$357,821,256
Short-Term Investments
Repurchase Agreement	—	7,018,680	—	7,018,680

Total Investments in Securities	$357,821,256	$7,018,680	$—	$364,839,936

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $282,014,912)	$357,821,256
Repurchase agreement, at value (identified cost $7,018,680)	7,018,680
Cash	124,123
Receivables:
Fund shares sold	439,334
Manager (See Note 3)	9,624
Dividends and interest	53
Other assets	66,747

Total assets	365,479,817

Liabilities
Payables:
Fund shares redeemed	237,685
NYLIFE Distributors (See Note 3)	118,689
Transfer agent (See Note 3)	104,322
Shareholder communication	85,936
Professional fees	28,710
Custodian	2,506
Trustees	398
Accrued expenses	3,000

Total liabilities	581,246

Net assets	$364,898,571

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,532
Additional paid-in capital	287,301,681

287,325,213
Undistributed net investment income	1,006,658
Accumulated net realized gain (loss) on investments	760,356
Net unrealized appreciation (depreciation) on investments	75,806,344

Net assets	$364,898,571

Class A
Net assets applicable to outstanding shares	$145,360,761

Shares of beneficial interest outstanding	9,323,090

Net asset value per share outstanding	$15.59
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.50

Investor Class
Net assets applicable to outstanding shares	$139,295,541

Shares of beneficial interest outstanding	8,945,161

Net asset value per share outstanding	$15.57
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.48

Class B
Net assets applicable to outstanding shares	$46,072,121

Shares of beneficial interest outstanding	3,031,512

Net asset value and offering price per share outstanding	$15.20

Class C
Net assets applicable to outstanding shares	$28,642,895

Shares of beneficial interest outstanding	1,882,226

Net asset value and offering price per share outstanding	$15.22

Class I
Net assets applicable to outstanding shares	$5,495,455

Shares of beneficial interest outstanding	347,379

Net asset value and offering price per share outstanding	$15.82

Class R3
Net assets applicable to outstanding shares	$31,798

Shares of beneficial interest outstanding	2,042

Net asset value and offering price per share outstanding	$15.57

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,393,040
Interest	1,120
Other income	237

Total income	4,394,397

Expenses
Distribution/Service—Class A (See Note 3)	172,540
Distribution/Service—Investor Class (See Note 3)	166,130
Distribution/Service—Class B (See Note 3)	233,105
Distribution/Service—Class C (See Note 3)	133,053
Distribution/Service—Class R3 (See Note 3)	74
Transfer agent (See Note 3)	313,249
Shareholder communication	89,476
Registration	53,877
Professional fees	22,324
Trustees	4,198
Custodian	4,185
Shareholder service (See Note 3)	15
Miscellaneous	8,636

Total expenses before waiver/reimbursement	1,200,862
Expense waiver/reimbursement from Manager (See Note 3)	(56,459)

Net expenses	1,144,403

Net investment income (loss)	3,249,994

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	1,698,324
Realized capital gain distributions from affiliated investment companies	6,451,150

Net realized gain (loss) on investments and investments from affiliated investment companies	8,149,474

Net change in unrealized appreciation (depreciation) on investments	29,577,361

Net realized and unrealized gain (loss) on	37,726,835

Net increase (decrease) in net assets resulting from operations	$40,976,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,249,994	$1,539,333
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	8,149,474	9,514,658
Net change in unrealized appreciation (depreciation) on investments	29,577,361	(15,299,554)

Net increase (decrease) in net assets resulting from operations	40,976,829	(4,245,563)

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,169,972)	(1,302,485)
Investor Class	(961,564)	(994,017)
Class B	(7,332)	(37,128)
Class C	(4,251)	(18,038)
Class I	(55,199)	(48,312)
Class R3	(170)	—

	(2,198,488)	(2,399,980)

From net realized gain on investments:
Class A	(3,868,508)	(5,737,694)
Investor Class	(3,709,790)	(5,166,126)
Class B	(1,353,710)	(2,288,191)
Class C	(762,150)	(1,163,616)
Class I	(143,216)	(175,846)
Class R3	(828)	—

	(9,838,202)	(14,531,473)

Total dividends and distributions to shareholders	(12,036,690)	(16,931,453)

Capital share transactions:
Net proceeds from sale of shares	28,729,340	51,168,012
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	11,902,275	16,741,908
Cost of shares redeemed	(31,432,837)	(55,501,345)

Increase (decrease) in net assets derived from capital share transactions	9,198,778	12,408,575

Net increase (decrease) in net assets	38,138,917	(8,768,441)

Net Assets
Beginning of period	326,759,654	335,528,095

End of period	$364,898,571	$326,759,654

Undistributed (distributions in excess of) net investment income at end of period	$1,006,658	$(44,848)

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.37	$15.36	$16.01	$14.86	$11.55	$10.50

Net investment income (loss) (a)	0.16	0.10	0.14	0.04	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.62	(0.28)	(0.08)	1.36	3.38	1.04

Total from investment operations	1.78	(0.18)	0.06	1.40	3.45	1.09

Less dividends and distributions:
From net investment income	(0.13)	(0.15)	(0.26)	(0.25)	(0.14)	(0.04)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.56)	(0.81)	(0.71)	(0.25)	(0.14)	(0.04)

Net asset value at end of period	$15.59	$14.37	$15.36	$16.01	$14.86	$11.55

Total investment return (b)	12.65%	(1.07%)	0.36%	9.53%	30.22%	10.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%††	0.73%	0.89%	0.24%	0.54%	0.44%
Net expenses (c)	0.43%††	0.41%	0.40%	0.39%	0.41%	0.42%
Portfolio turnover rate	16%	25%	32%	37%	33%	47%
Net assets at end of period (in 000’s)	$145,361	$128,723	$133,089	$127,986	$105,462	$77,775

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.34	$15.33	$15.98	$14.84	$11.54	$10.49

Net investment income (loss) (a)	0.15	0.08	0.12	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.62	(0.28)	(0.09)	1.35	3.38	1.04

Total from investment operations	1.77	(0.20)	0.03	1.37	3.43	1.08

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.23)	(0.23)	(0.13)	(0.03)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.54)	(0.79)	(0.68)	(0.23)	(0.13)	(0.03)

Net asset value at end of period	$15.57	$14.34	$15.33	$15.98	$14.84	$11.54

Total investment return (b)	12.60%	(1.23%)	0.19%	9.33%	30.01%	10.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%††	0.57%	0.75%	0.12%	0.40%	0.35%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.53%
Expenses (before waiver/reimbursement) (c)	0.61%††	0.60%	0.57%	0.56%	0.60%	0.63%
Portfolio turnover rate	16%	25%	32%	37%	33%	47%
Net assets at end of period (in 000’s)	$139,296	$123,415	$119,362	$112,122	$98,827	$76,323

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.96		$14.92	$15.57	$14.47	$11.25	$10.27

Net investment income (loss) (a)	0.09		(0.02)	0.01	(0.09)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.58		(0.27)	(0.10)	1.32	3.30	1.02

Total from investment operations	1.67		(0.29)	(0.09)	1.23	3.26	0.98

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.01)	(0.11)	(0.13)	(0.04)	—
From net realized gain on investments	(0.43)		(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.43)		(0.67)	(0.56)	(0.13)	(0.04)	—

Net asset value at end of period	$15.20		$13.96	$14.92	$15.57	$14.47	$11.25

Total investment return (b)	12.18%		(1.88%)	(0.57%)	8.55%	29.10%	9.54	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	(0.13%)	0.05%	(0.61%)	(0.32%)	(0.38%)
Net expenses (d)	1.30	%††	1.30%	1.30%	1.30%	1.30%	1.28%
Expenses (before waiver/reimbursement) (d)	1.36	%††	1.35%	1.32%	1.31%	1.35%	1.38%
Portfolio turnover rate	16%		25%	32%	37%	33%	47%
Net assets at end of period (in 000’s)	$46,072		$45,733	$53,265	$59,583	$60,627	$49,650

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class C	Six months ended April 30,		Year ended October 31,
	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.97		$14.94	$15.59	$14.49	$11.27	$10.29

Net investment income (loss) (a)	0.09		(0.02)	(0.01)	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.59		(0.28)	(0.08)	1.33	3.31	1.03

Total from investment operations	1.68		(0.30)	(0.09)	1.23	3.26	0.98

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.01)	(0.11)	(0.13)	(0.04)	—
From net realized gain on investments	(0.43)		(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.43)		(0.67)	(0.56)	(0.13)	(0.04)	—

Net asset value at end of period	$15.22		$13.97	$14.94	$15.59	$14.49	$11.27

Total investment return (b)	12.24%		(2.02%)	(0.51%)	8.54%	29.04%	9.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	%††	(0.16%)	(0.04%)	(0.66%)	(0.37%)	(0.42%)
Net expenses (c)	1.30	%††	1.30%	1.30%	1.30%	1.30%	1.28%
Expenses (before waiver/reimbursement) (c)	1.36	%††	1.35%	1.32%	1.31%	1.35%	1.38%
Portfolio turnover rate	16%		25%	32%	37%	33%	47%
Net assets at end of period (in 000’s)	$28,643		$24,268	$25,841	$22,767	$19,043	$13,557

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.59	$15.58	$16.23	$15.05	$11.69	$10.62

Net investment income (loss) (a)	0.18	0.13	0.18	0.08	0.10	0.07
Net realized and unrealized gain (loss) on investments	1.64	(0.27)	(0.08)	1.39	3.43	1.07

Total from investment operations	1.82	(0.14)	0.10	1.47	3.53	1.14

Less dividends and distributions:
From net investment income	(0.17)	(0.19)	(0.30)	(0.29)	(0.17)	(0.07)
From net realized gain on investments	(0.43)	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.59)	(0.85)	(0.75)	(0.29)	(0.17)	(0.07)

Net asset value at end of period	$15.82	$14.59	$15.58	$16.23	$15.05	$11.69

Total investment return (b)	12.79%	(0.79%)	0.60%	9.84%	30.49%	10.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%††	0.94%	1.11%	0.52%	0.75%	0.63%
Net expenses (c)	0.18%††	0.16%	0.15%	0.14%	0.16%	0.17%
Portfolio turnover rate	16%	25%	32%	37%	33%	47%
Net assets at end of period (in 000’s)	$5,495	$4,593	$3,970	$3,621	$2,665	$1,820

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$14.34	$12.94

Net investment income (loss) (a)	0.13	(0.03)
Net realized and unrealized gain (loss) on investments	1.62	1.43

Total from investment operations	1.75	1.40

Less dividends and distributions:
From net investment income	(0.09)	—
From net realized gain on investments	(0.43)	—

Total dividends and distributions	(0.52)	—

Net asset value at end of period	$15.57	$14.34

Total investment return (b)	12.43%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.75%	(0.29%)
Net expenses†† (c)	0.77%	0.75%
Expenses (before reimbursement/waiver)†† (c)	0.77%	0.76%
Portfolio turnover rate	16%	25%
Net assets at end of period (in 000’s)	$32	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Allocation Funds each currently offer six classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B share may be imposed on redemptions made within six years of the date of purchase of such shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R3 shares . Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee

64	MainStay Asset Allocation Funds

to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their respective NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

An Allocation Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of each Allocation Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Allocation Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Allocation Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to an Allocation Fund. Under the supervision of the Board, the Manager determines the liquidity of each Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Allocation Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, the Allocation Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

65

Notes to Financial Statements (Unaudited) (continued)

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may increase their costs versus the cost of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by an Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

66	MainStay Asset Allocation Funds

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85

These agreements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2017, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	26,900
MainStay Growth Allocation Fund	56,459

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$39,468
Investor Class	45,320

MainStay Moderate Allocation Fund
Class A	$52,566
Investor Class	103,133

67

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Growth Allocation Fund
Class A	$52,866
Investor Class	143,486

MainStay Growth Allocation Fund
Class A	$20,746
Investor Class	82,467

During the year ended six month period ended April 30, 2017, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$4,223
Class B	34,033
Class C	6,854

MainStay Moderate Allocation Fund
Class A	$5,489
Investor Class	4
Class B	66,238
Class C	4,427

MainStay Moderate Growth Allocation Fund
Class A	$2,225
Class B	66,927
Class C	4,754

MainStay Growth Allocation Fund
Class A	$3,823
Class B	41,322
Class C	2,161

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC.

During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$64,055
Investor Class	70,248
Class B	29,931
Class C	69,683
Class I	3,275
Class R3	14

Main Stay Moderate Allocation Fund
Class A	$86,762
Investor Class	185,998
Class B	75,753
Class C	74,309
Class I	3,322
Class R3	22

MainStay Moderate Growth Allocation Fund
Class A	$92,524
Investor Class	271,432
Class B	94,244
Class C	60,955
Class I	2,189
Class R3	20

MainStay Growth Allocation Fund
Class A	$53,366
Investor Class	166,241
Class B	58,343
Class C	33,283
Class I	2,005
Class R3	11

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

68	MainStay Asset Allocation Funds

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2017, purchases and sales transactions, income earned from investments and percentage of outstanding shares of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$—	$—	$8	$—	$2,579	3.1
IQ 50 Percent Hedged FTSE International ETF	6,561	2,874	(305)	77	72	7,329	3.5
IQ Enhanced Core Bond U.S. ETF	21,086	2,431	(1,214)	228	—	21,712	29.3
IQ Enhanced Core Plus Bond U.S. ETF	69	—	(19)	1	—	49	—	(b)
IQ Global Resources ETF	2,455	874	(70)	9	—	3,250	1.8
MainStay Absolute Return Multi-Strategy Fund Class I	34,894	3,135	(735)	626	—	37,390	29.2
MainStay Convertible Fund Class I	—	9,046	(50)	24	—	9,220	2.1
MainStay Cornerstone Growth Fund Class I	—	4,442	—	—	—	4,693	8.1
MainStay Cushing MLP Premier Fund Class I	3,136	152	(110)	152	—	3,315	0.5
MainStay Cushing Renaissance Advantage Fund Class I	12,096	5,024	(1,086)	208	—	16,634	10.0
MainStay Emerging Markets Equity Fund Class I	12,887	2,255	(901)	445	—	15,110	11.4
MainStay Epoch Capital Growth Fund Class I	3,318	31	(92)	11	—	3,669	3.8
MainStay Epoch Global Choice Fund Class I	9,697	112	(397)	103	—	10,589	6.0
MainStay Epoch International Choice Fund Class I	5,188	186	(1,882)	180	—	3,742	0.7
MainStay Epoch U.S. All Cap Fund Class I	4,016	9,792	(509)	79	97	14,323	1.9
MainStay Epoch U.S. Equity Yield Fund Class I	1,458	2,761	(167)	29	6	4,264	3.9
MainStay Epoch U.S. Small Cap Fund Class I	27,248	333	(7,991)	146	—	23,611	6.9
MainStay Floating Rate Fund Class I	29,492	6,359	(655)	574	—	35,410	3.6
MainStay High Yield Corporate Bond Fund Class I	23,990	3,726	(7,567)	734	—	20,562	0.4
MainStay High Yield Municipal Bond Fund Class I	—	7,782	(8,088)	118	4	—	—
MainStay High Yield Opportunities Fund Class I	2,911	47	(2,767)	45	—	—	—
MainStay ICAP Equity Fund Class I	3,565	1,776	(588)	43	215	5,057	1.4
MainStay Indexed Bond Fund Class I	44,795	1,868	(12,303)	450	480	32,831	21.2
MainStay International Opportunities Fund Class I	4,461	138	(2,101)	138	—	2,739	0.6
MainStay Large Cap Growth Fund Class I	19,280	4,708	(10,422)	—	2,120	13,766	0.2
MainStay MAP Equity Fund Class I	23,694	919	(8,178)	363	250	19,204	2.6
MainStay S&P 500 Index Fund Class I	3,625	2,804	(5,387)	15	66	1,225	0.2
MainStay Short Duration High Yield Fund Class I	10,645	1,366	(360)	252	—	11,717	2.1
MainStay Total Return Bond Fund Class I	89,328	12,925	(7,192)	1,229	—	94,140	8.5
MainStay Unconstrained Bond Fund Class I	12,724	435	(393)	292	—	12,795	1.5
MainStay U.S. Equity Opportunities Fund Class I	25,432	1,169	(10,645)	33	427	19,118	2.6

Total	$438,051	$89,470	$(92,174)	$6,612	$3,737	$450,043

69

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$—	$—	$14	$—	$4,352	5.3
IQ 50 Percent Hedged FTSE International ETF	10,716	4,442	(205)	125	117	11,872	5.7
IQ Enhanced Core Bond U.S. ETF	11,367	374	(4,254)	100	—	7,153	9.7
IQ Enhanced Core Plus Bond U.S. ETF	18,290	10,451	(1,246)	312	—	27,469	11.9
IQ Global Resources ETF	5,664	2,091	(80)	21	—	7,656	4.2
MainStay Absolute Return Multi-Strategy Fund Class I	35,812	1,273	(456)	646	—	36,729	28.6
MainStay Convertible Fund Class I	—	13,876	(56)	36	—	14,161	3.3
MainStay Cornerstone Growth Fund Class I	—	8,563	(82)	—	—	8,900	15.3
MainStay Cushing MLP Premier Fund Class I	4,656	236	(138)	226	—	4,957	0.8
MainStay Cushing Renaissance Advantage Fund Class I	22,130	2,884	(1,520)	340	—	24,863	14.9
MainStay Emerging Markets Equity Fund Class I	25,399	4,490	(1,256)	910	—	30,427	22.9
MainStay Epoch Capital Growth Fund Class I	5,016	64	(31)	17	—	5,677	5.9
MainStay Epoch Global Choice Fund Class I	14,579	155	(238)	155	—	16,286	9.2
MainStay Epoch International Choice Fund Class I	18,431	1,083	(1,934)	653	—	18,915	3.6
MainStay Epoch U.S. All Cap Fund Class I	26,987	10,107	(298)	531	655	40,372	5.2
MainStay Epoch U.S. Equity Yield Fund Class I	3,344	8,169	(46)	79	14	12,031	11.1
MainStay Epoch U.S. Small Cap Fund Class I	39,775	428	(6,863)	229	—	39,314	11.4
MainStay Floating Rate Fund Class I	29,237	6,204	(491)	579	—	35,172	3.6
MainStay High Yield Corporate Bond Fund Class I	21,344	3,170	(8,478)	639	—	16,404	0.3
MainStay High Yield Municipal Bond Fund Class I	—	7,469	(7,761)	113	4	—	—
MainStay High Yield Opportunities Fund Class I	2,680	49	(2,550)	42	—	—	—
MainStay ICAP Equity Fund Class I	22,380	1,654	(8,185)	192	1,347	17,339	4.7
MainStay Indexed Bond Fund Class I	11,572	644	(4,572)	108	129	7,235	4.7
MainStay International Equity Fund Class I	4,262	247	(885)	23	—	3,990	2.1
MainStay International Opportunities Fund Class I	17,462	624	(4,833)	541	—	14,399	3.4
MainStay Large Cap Growth Fund Class I	43,958	10,964	(16,248)	—	4,834	39,353	0.5
MainStay MAP Equity Fund Class I	58,070	2,229	(10,635)	884	607	56,489	7.6
MainStay S&P 500 Index Fund Class I	5,487	4,240	(8,088)	24	104	1,918	0.3
MainStay Short Duration High Yield Fund Class I	15,980	1,000	(834)	371	—	16,243	2.8
MainStay Total Return Bond Fund Class I	106,179	14,266	(20,663)	1,346	—	98,538	8.9
MainStay Unconstrained Bond Fund Class I	18,800	456	(133)	436	—	19,168	2.3
MainStay U.S. Equity Opportunities Fund Class I	58,026	1,998	(13,946)	74	967	53,270	7.3

Total	$657,603	$123,900	$(127,005)	$9,766	$8,778	$690,652

70	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$—	$—	$13	$—	$4,039	4.9
IQ 50 Percent Hedged FTSE International ETF	8,900	5,496	(61)	111	98	11,427	5.5
IQ Enhanced Core Plus Bond U.S. ETF	14,221	372	(7,910)	157	—	6,469	8.5
IQ Global Resources ETF	7,624	3,142	(142)	28	—	10,597	5.9
MainStay Absolute Return Multi-Strategy Fund Class I	14,590	495	(129)	264	—	14,995	11.7
MainStay Convertible Fund Class I	—	14,000	(63)	37	—	14,279	3.3
MainStay Cornerstone Growth Fund Class I	—	8,893	—	—	—	9,320	16.1
MainStay Cushing MLP Premier Fund Class I	4,714	230	(89)	230	—	5,058	0.8
MainStay Cushing Renaissance Advantage Fund Class I	39,755	7,564	(1,177)	654	—	48,249	28.9
MainStay Emerging Markets Equity Fund Class I	30,803	5,876	(1,104)	1,139	—	37,856	28.4
MainStay Epoch Capital Growth Fund Class I	4,848	45	(12)	16	—	5,488	5.7
MainStay Epoch Global Choice Fund Class I	14,163	150	(184)	150	—	15,875	8.9
MainStay Epoch International Choice Fund Class I	29,963	2,439	(2,238)	1,079	—	32,518	6.1
MainStay Epoch U.S. All Cap Fund Class I	16,036	19,071	(292)	315	389	37,664	4.9
MainStay Epoch U.S. Equity Yield Fund Class I	4,198	4,017	(8)	52	18	8,607	8.0
MainStay Epoch U.S. Small Cap Fund Class I	76,348	1,024	(9,408)	454	—	79,516	23.1
MainStay Floating Rate Fund Class I	27,305	11,196	(844)	554	—	37,841	3.9
MainStay High Yield Corporate Bond Fund Class I	22,454	3,852	(10,081)	669	—	16,611	0.3
MainStay High Yield Municipal Bond Fund Class I	—	1,443	(1,496)	21	1	—	0.0
MainStay High Yield Opportunities Fund Class I	2,768	76	(2,660)	43	—	—	0.0
MainStay ICAP Equity Fund Class I	27,410	1,958	(8,173)	244	1,656	23,011	6.3
MainStay International Equity Fund Class I	9,585	885	(2,041)	55	—	9,270	4.9
MainStay International Opportunities Fund Class I	27,863	1,517	(5,821)	875	—	25,581	6.0
MainStay Large Cap Growth Fund Class I	49,680	12,025	(13,137)	—	5,463	49,635	0.7
MainStay MAP Equity Fund Class I	69,481	2,275	(9,424)	1,064	731	70,573	9.5
MainStay S&P 500 Index Fund Class I	8,370	4,460	(8,015)	97	313	5,198	0.7
MainStay Short Duration High Yield Fund Class I	15,460	767	(515)	366	—	15,807	2.8
MainStay Total Return Bond Fund Class I	14,685	1,819	(8,927)	128	—	7,342	0.7
MainStay Unconstrained Bond Fund Class I	18,174	565	(526)	418	—	18,255	2.2
MainStay U.S. Equity Opportunities Fund Class I	78,992	2,054	(22,350)	102	1,329	68,436	9.4

Total	$638,390	$117,706	$(116,827)	$9,335	$9,998	$689,517

MainStay Growth Allocation Fund

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	%
IQ 50 Percent Hedged FTSE Europe ETF	$—	$—	$—	$6	$—	$2,095	2.5
IQ 50 Percent Hedged FTSE International ETF	4,513	3,276	(110)	58	52	6,176	2.9
IQ Global Resources ETF	4,826	2,320	(319)	19	—	6,821	3.8
MainStay Absolute Return Multi-Strategy Fund Class I	719	9	(739)	9	—	—	—
MainStay Cornerstone Growth Fund Class I	—	5,003	—	—	—	5,229	9.0
MainStay Cushing MLP Premier Fund Class I	2,168	141	(152)	106	—	2,256	0.4
MainStay Cushing Renaissance Advantage Fund Class I	25,396	7,270	(995)	432	—	32,906	19.8
MainStay Emerging Markets Equity Fund Class I	21,184	3,679	(2,053)	779	—	24,294	18.3
MainStay Epoch Capital Growth Fund Class I	2,407	175	(22)	8	—	2,867	3.0
MainStay Epoch Global Choice Fund Class I	7,108	85	(279)	75	—	7,783	4.4
MainStay Epoch International Choice Fund Class I	19,319	2,487	(1,275)	698	—	22,160	4.2
MainStay Epoch U.S. All Cap Fund Class I	10,359	13,070	(11)	205	253	25,288	3.3
MainStay Epoch U.S. Equity Yield Fund Class I	2,633	6,329	(38)	55	11	9,260	8.6
MainStay Epoch U.S. Small Cap Fund Class I	48,324	326	(7,377)	287	—	48,559	14.1
MainStay ICAP Equity Fund Class I	18,602	1,387	(4,093)	173	1,124	17,112	4.7
MainStay International Equity Fund Class I	6,225	599	(1,080)	35	—	6,322	3.3
MainStay International Opportunities Fund Class I	18,386	1,691	(3,089)	582	—	18,427	4.3
MainStay Large Cap Growth Fund Class I	30,312	7,271	(8,465)	—	3,333	29,735	0.4
MainStay MAP Equity Fund Class I	43,650	1,559	(7,257)	675	464	43,155	5.8
MainStay S&P 500 Index Fund Class I	5,144	2,484	(2,104)	127	379	5,782	0.8
MainStay U.S. Equity Opportunities Fund Class I	48,938	973	(14,344)	64	835	41,594	5.7

Total	$320,213	$60,134	$(53,802)	$4,393	$6,451	$357,821

(a)	Less than $500.

(b)	Less than one-tenth of a percent.

71

Notes to Financial Statements (Unaudited) (continued)

(G)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Allocation Funds with values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class R3	$28,331	48.2%

MainStay Moderate Allocation Fund
Class R3	$29,322	17.2%

MainStay Growth Allocation Fund
Class R3	$31,148	98.0%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$8,846,961	$7,691,735	$16,538,696
MainStay Moderate Allocation Fund	10,397,735	19,806,209	30,203,944
MainStay Moderate Growth Allocation Fund	7,642,240	24,739,557	32,381,797
MainStay Growth Allocation Fund	2,399,980	14,531,473	16,931,453

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the

Allocation Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$86,735	$89,440
MainStay Moderate Allocation Fund	121,377	124,483
MainStay Moderate Growth Allocation Fund	115,126	114,244
MainStay Growth Allocation Fund	60,135	53,802

Note 9–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,447,260	$17,125,683
Shares issued to shareholders in reinvestment of dividends and distributions	313,917	3,694,813
Shares redeemed	(2,416,114)	(28,635,454)

Net increase (decrease) in shares outstanding before conversion	(654,937)	(7,814,958)
Shares converted into Class A (See Note 1)	309,723	3,690,122
Shares converted from Class A (See Note 1)	(131,687)	(1,576,322)

Net increase (decrease)	(476,901)	$(5,701,158)

Year ended October 31, 2016:
Shares sold	3,639,802	$41,339,409
Shares issued to shareholders in reinvestment of dividends and distributions	856,862	9,690,460
Shares redeemed	(4,440,606)	(50,525,164)

Net increase (decrease) in shares outstanding before conversion	56,058	504,705
Shares converted into Class A (See Note 1)	509,228	5,839,936
Shares converted from Class A (See Note 1)	(164,529)	(1,898,342)

Net increase (decrease)	400,757	$4,446,299

72	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	656,978	$7,797,329
Shares issued to shareholders in reinvestment of dividends and distributions	90,209	1,061,694
Shares redeemed	(516,674)	(6,128,020)

Net increase (decrease) in shares outstanding before conversion	230,513	2,731,003
Shares converted into Investor Class (See Note 1)	191,842	2,288,190
Shares converted from Investor Class (See Note 1)	(270,865)	(3,229,979)

Net increase (decrease)	151,490	$1,789,214

Year ended October 31, 2016:
Shares sold	1,203,599	$13,730,820
Shares issued to shareholders in reinvestment of dividends and distributions	235,318	2,660,993
Shares redeemed	(1,044,018)	(11,895,125)

Net increase (decrease) in shares outstanding before conversion	394,899	4,496,688
Shares converted into Investor Class (See Note 1)	398,669	4,577,503
Shares converted from Investor Class (See Note 1)	(416,413)	(4,783,907)

Net increase (decrease)	377,155	$4,290,284

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	135,037	$1,588,195
Shares issued to shareholders in reinvestment of dividends and distributions	27,395	320,718
Shares redeemed	(215,186)	(2,540,373)

Net increase (decrease) in shares outstanding before conversion	(52,754)	(631,460)
Shares converted from Class B (See Note 1)	(142,203)	(1,679,552)

Net increase (decrease)	(194,957)	$(2,311,012)

Year ended October 31, 2016:
Shares sold	467,640	$5,296,870
Shares issued to shareholders in reinvestment of dividends and distributions	90,550	1,017,411
Shares redeemed	(542,348)	(6,124,046)

Net increase (decrease) in shares outstanding before conversion	15,842	190,235
Shares converted from Class B (See Note 1)	(325,553)	(3,703,687)

Net increase (decrease)	(309,711)	$(3,513,452)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	543,184	$6,412,507
Shares issued to shareholders in reinvestment of dividends and distributions	61,575	720,920
Shares redeemed	(858,781)	(10,120,238)

Net increase (decrease) in shares outstanding before conversion	(254,022)	(2,986,811)
Shares converted from Class C (See Note 1)	(1,464)	(16,861)

Net increase (decrease)	(255,486)	$(3,003,672)

Year ended October 31, 2016:
Shares sold	1,384,188	$15,649,127
Shares issued to shareholders in reinvestment of dividends and distributions	194,633	2,185,602
Shares redeemed	(1,735,961)	(19,660,164)

Net increase (decrease) in shares outstanding before conversion	(157,140)	(1,825,435)
Shares converted from Class C (See Note 1)	(3,449)	(36,461)

Net increase (decrease)	(160,589)	$(1,861,896)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	244,608	$2,920,483
Shares issued to shareholders in reinvestment of dividends and distributions	16,860	200,151
Shares redeemed	(227,491)	(2,719,176)

Net increase (decrease) in shares outstanding before conversion	33,977	401,458
Shares converted into Class I (See Note 1)	43,599	524,402

Net increase (decrease)	77,576	$925,860

Year ended October 31, 2016:
Shares sold	303,010	$3,482,286
Shares issued to shareholders in reinvestment of dividends and distributions	51,185	582,660
Shares redeemed	(647,390)	(7,378,358)

Net increase (decrease) in shares outstanding before conversion	(293,195)	(3,313,412)
Shares converted into Class I (See Note 1)	428	4,958

Net increase (decrease)	(292,767)	$(3,308,454)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3	$35
Shares issued to shareholders in reinvestment of dividends and distributions	35	406

Net increase (decrease)	38	$441

Year ended October 31, 2016(a):
Shares sold	4,819	$54,093
Shares issued to shareholders in reinvestment of dividends and distributions	27	308

Net increase (decrease)	4,846	$54,401

(a) Inception date was February 29, 2016.

73

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,494,037	$19,579,651
Shares issued to shareholders in reinvestment of dividends and distributions	978,590	12,428,087
Shares redeemed	(2,731,099)	(35,722,679)

Net increase (decrease) in shares outstanding before conversion	(258,472)	(3,714,941)
Shares converted into Class A (See Note 1)	655,879	8,685,173
Shares converted from Class A (See Note 1)	(108,111)	(1,422,918)

Net increase (decrease)	289,296	$3,547,314

Year ended October 31, 2016:
Shares sold	3,345,778	$41,776,272
Shares issued to shareholders in reinvestment of dividends and distributions	1,322,730	16,389,943
Shares redeemed	(4,675,852)	(58,667,511)

Net increase (decrease) in shares outstanding before conversion	(7,344)	(501,296)
Shares converted into Class A (See Note 1)	876,242	11,053,799
Shares converted from Class A (See Note 1)	(161,549)	(2,036,652)

Net increase (decrease)	707,349	$8,515,851

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,283,811	$16,820,016
Shares issued to shareholders in reinvestment of dividends and distributions	459,997	5,846,564
Shares redeemed	(952,201)	(12,444,186)

Net increase (decrease) in shares outstanding before conversion	791,607	10,222,394
Shares converted into Investor Class (See Note 1)	318,818	4,201,227
Shares converted from Investor Class (See Note 1)	(580,984)	(7,693,605)

Net increase (decrease)	529,441	$6,730,016

Year ended October 31, 2016:
Shares sold	2,271,855	$28,492,371
Shares issued to shareholders in reinvestment of dividends and distributions	582,737	7,218,437
Shares redeemed	(1,645,507)	(20,603,415)

Net increase (decrease) in shares outstanding before conversion	1,209,085	15,107,393
Shares converted into Investor Class (See Note 1)	693,706	8,757,668
Shares converted from Investor Class (See Note 1)	(681,098)	(8,601,219)

Net increase (decrease)	1,221,693	$15,263,842

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	272,221	$3,499,227
Shares issued to shareholders in reinvestment of dividends and distributions	147,020	1,852,450
Shares redeemed	(403,233)	(5,217,199)

Net increase (decrease) in shares outstanding before conversion	16,008	134,478
Shares converted from Class B (See Note 1)	(320,979)	(4,177,130)

Net increase (decrease)	(304,971)	$(4,042,652)

Year ended October 31, 2016:
Shares sold	855,657	$10,585,922
Shares issued to shareholders in reinvestment of dividends and distributions	237,504	2,916,747
Shares redeemed	(841,671)	(10,409,981)

Net increase (decrease) in shares outstanding before conversion	251,490	3,092,688
Shares converted from Class B (See Note 1)	(737,903)	(9,185,302)

Net increase (decrease)	(486,413)	$(6,092,614)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	376,719	$4,875,920
Shares issued to shareholders in reinvestment of dividends and distributions	142,919	1,799,348
Shares redeemed	(576,107)	(7,446,413)

Net increase (decrease) in shares outstanding before conversion	(56,469)	(771,145)
Shares converted from Class C (See Note 1)	(6,225)	(79,225)

Net increase (decrease)	(62,694)	$(850,370)

Year ended October 31, 2016:
Shares sold	1,073,545	$13,267,460
Shares issued to shareholders in reinvestment of dividends and distributions	214,674	2,637,328
Shares redeemed	(1,252,212)	(15,444,653)

Net increase (decrease) in shares outstanding before conversion	36,007	460,135
Shares converted into Class C (See Note 1)	904	11,706

Net increase (decrease)	36,911	$471,841

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	58,245	$768,772
Shares issued to shareholders in reinvestment of dividends and distributions	37,725	481,752
Shares redeemed	(97,694)	(1,293,923)

Net increase (decrease) in shares outstanding before conversion	(1,724)	(43,399)
Shares converted into Class I (See Note 1)	37,023	486,478

Net increase (decrease)	35,299	$443,079

Year ended October 31, 2016:
Shares sold	164,164	$2,095,041
Shares issued to shareholders in reinvestment of dividends and distributions	51,479	640,925
Shares redeemed	(225,499)	(2,872,917)

Net increase (decrease)	(9,856)	$(136,951)

74	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	9,280	$122,643
Shares issued to shareholders in reinvestment of dividends and distributions	123	1,560
Shares redeemed	(1,637)	(20,998)

Net increase (decrease)	7,766	$103,205

Year ended October 31, 2016(a):
Shares sold	4,993	$60,498

Net increase (decrease)	4,993	$60,498

(a) Inception date was February 29, 2016.

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,171,846	$16,947,336
Shares issued to shareholders in reinvestment of dividends and distributions	775,470	10,833,315
Shares redeemed	(2,014,624)	(29,072,913)

Net increase (decrease) in shares outstanding before conversion	(67,308)	(1,292,262)
Shares converted into Class A (See Note 1)	760,862	11,154,377
Shares converted from Class A (See Note 1)	(67,942)	(987,656)

Net increase (decrease)	625,612	$8,874,459

Year ended October 31, 2016:
Shares sold	2,052,010	$27,837,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,138,679	15,360,866
Shares redeemed	(3,235,638)	(44,235,221)

Net increase (decrease) in shares outstanding before conversion	(44,949)	(1,036,451)
Shares converted into Class A (See Note 1)	925,535	12,607,936
Shares converted from Class A (See Note 1)	(158,681)	(2,170,775)

Net increase (decrease)	721,905	$9,400,710

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,521,705	$22,011,208
Shares issued to shareholders in reinvestment of dividends and distributions	559,742	7,819,606
Shares redeemed	(1,120,020)	(16,198,548)

Net increase (decrease) in shares outstanding before conversion	961,427	13,632,266
Shares converted into Investor Class (See Note 1)	378,819	5,516,344
Shares converted from Investor Class (See Note 1)	(673,146)	(9,862,661)

Net increase (decrease)	667,100	$9,285,949

Year ended October 31, 2016:
Shares sold	2,784,955	$37,787,208
Shares issued to shareholders in reinvestment of dividends and distributions	773,079	10,427,628
Shares redeemed	(1,912,411)	(25,947,938)

Net increase (decrease) in shares outstanding before conversion	1,645,623	22,266,898
Shares converted into Investor Class (See Note 1)	782,182	10,706,372
Shares converted from Investor Class (See Note 1)	(692,074)	(9,453,069)

Net increase (decrease)	1,735,731	$23,520,201

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	291,823	$4,120,703
Shares issued to shareholders in reinvestment of dividends and distributions	157,733	2,179,879
Shares redeemed	(412,958)	(5,886,617)

Net increase (decrease) in shares outstanding before conversion	36,598	413,965
Shares converted from Class B (See Note 1)	(413,889)	(5,942,082)

Net increase (decrease)	(377,291)	$(5,528,117)

Year ended October 31, 2016:
Shares sold	915,009	$12,240,664
Shares issued to shareholders in reinvestment of dividends and distributions	285,062	3,805,637
Shares redeemed	(934,488)	(12,514,322)

Net increase (decrease) in shares outstanding before conversion	265,583	3,531,979
Shares converted from Class B (See Note 1)	(844,314)	(11,374,993)

Net increase (decrease)	(578,731)	$(7,843,014)

75

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	402,487	$5,735,607
Shares issued to shareholders in reinvestment of dividends and distributions	100,172	1,384,373
Shares redeemed	(520,500)	(7,390,392)

Net increase (decrease)	(17,841)	$(270,412)

Year ended October 31, 2016:
Shares sold	803,821	$10,738,291
Shares issued to shareholders in reinvestment of dividends and distributions	165,539	2,210,683
Shares redeemed	(881,793)	(11,896,260)

Net increase (decrease) in shares outstanding before conversion	87,567	1,052,714
Shares converted into Class C (See Note 1)	(25,711)	(315,471)

Net increase (decrease)	61,856	$737,243

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	101,118	$1,472,082
Shares issued to shareholders in reinvestment of dividends and distributions	16,820	237,156
Shares redeemed	(120,498)	(1,757,162)

Net increase (decrease) in shares outstanding before conversion	(2,560)	(47,924)
Shares converted into Class I (See Note 1)	8,529	121,678

Net increase (decrease)	5,969	$73,754

Year ended October 31, 2016:
Shares sold	108,467	$1,487,983
Shares issued to shareholders in reinvestment of dividends and distributions	26,027	354,221
Shares redeemed	(149,286)	(2,066,789)

Net increase (decrease)	(14,792)	$(224,585)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	6,734	$98,739
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,491

Net increase (decrease)	6,841	$100,230

Year ended October 31, 2016(a):
Shares sold	3,189	$41,514
Shares redeemed	(121)	(1,711)

Net increase (decrease)	3,068	$39,803

(a) Inception date was February 29, 2016.

MainStay Growth Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	584,369	$8,859,494
Shares issued to shareholders in reinvestment of dividends and distributions	341,843	4,977,244
Shares redeemed	(1,020,844)	(15,485,077)

Net increase (decrease) in shares outstanding before conversion	(94,632)	(1,648,339)
Shares converted into Class A (See Note 1)	490,229	7,547,799
Shares converted from Class A (See Note 1)	(31,170)	(478,193)

Net increase (decrease)	364,427	$5,421,267

Year ended October 31, 2016:
Shares sold	1,197,182	$16,837,241
Shares issued to shareholders in reinvestment of dividends and distributions	495,636	6,973,594
Shares redeemed	(1,756,030)	(24,810,297)

Net increase (decrease) in shares outstanding before conversion	(63,212)	(999,462)
Shares converted into Class A (See Note 1)	433,988	6,170,902
Shares converted from Class A (See Note 1)	(77,539)	(1,085,738)

Net increase (decrease)	293,237	$4,085,702

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	835,049	$12,636,895
Shares issued to shareholders in reinvestment of dividends and distributions	320,707	4,666,292
Shares redeemed	(605,020)	(9,151,799)

Net increase (decrease) in shares outstanding before conversion	550,736	8,151,388
Shares converted into Investor Class (See Note 1)	213,687	3,261,296
Shares converted from Investor Class (See Note 1)	(424,469)	(6,532,449)

Net increase (decrease)	339,954	$4,880,235

Year ended October 31, 2016:
Shares sold	1,489,781	$20,925,050
Shares issued to shareholders in reinvestment of dividends and distributions	437,946	6,157,254
Shares redeemed	(1,193,327)	(16,867,271)

Net increase (decrease) in shares outstanding before conversion	734,400	10,215,033
Shares converted into Investor Class (See Note 1)	424,107	5,995,838
Shares converted from Investor Class (See Note 1)	(339,282)	(4,833,049)

Net increase (decrease)	819,225	$11,377,822

76	MainStay Asset Allocation Funds

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	161,500	$2,361,400
Shares issued to shareholders in reinvestment of dividends and distributions	93,581	1,331,650
Shares redeemed	(245,452)	(3,611,411)

Net increase (decrease) in shares outstanding before conversion	9,629	81,639
Shares converted from Class B (See Note 1)	(255,112)	(3,798,453)

Net increase (decrease)	(245,483)	$(3,716,814)

Year ended October 31, 2016:
Shares sold	517,425	$7,094,266
Shares issued to shareholders in reinvestment of dividends and distributions	165,212	2,273,317
Shares redeemed	(522,133)	(7,181,128)

Net increase (decrease) in shares outstanding before conversion	160,504	2,186,455
Shares converted from Class B (See Note 1)	(453,010)	(6,247,953)

Net increase (decrease)	(292,506)	$(4,061,498)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	274,130	$4,057,135
Shares issued to shareholders in reinvestment of dividends and distributions	52,271	744,863
Shares redeemed	(180,741)	(2,674,049)

Net increase (decrease)	145,660	$2,127,949

Year ended October 31, 2016:
Shares sold	363,052	$4,991,369
Shares issued to shareholders in reinvestment of dividends and distributions	82,384	1,135,538
Shares redeemed	(438,002)	(6,010,942)

Net increase (decrease)	7,434	$115,965

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	53,459	$813,782
Shares issued to shareholders in reinvestment of dividends and distributions	12,279	181,229
Shares redeemed	(33,255)	(510,501)

Net increase (decrease)	32,483	$484,510

Year ended October 31, 2016:
Shares sold	90,386	$1,295,086
Shares issued to shareholders in reinvestment of dividends and distributions	14,193	202,205
Shares redeemed	(44,586)	(631,707)

Net increase (decrease)	59,993	$865,584

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	41	$634
Shares issued to shareholders in reinvestment of dividends and distributions	69	997

Net increase (decrease)	110	$1,631

Year ended October 31, 2016(a):
Shares sold	1,932	$25,000

Net increase (decrease)	1,932	$25,000

(a) Inception date was February 29, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

77

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Allocation Funds (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Allocation Funds’ distribution arrangements. In addition, the Board received information regarding the Allocation Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Allocation Funds. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of the Allocation Funds’ shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Allocation Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Allocation Funds grow and the extent to which economies of scale have benefited or may benefit the Allocation Funds’ shareholders; and (v) the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between the Allocation Funds’ fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life

78	MainStay Asset Allocation Funds

Investments providing management and administrative services to the Allocation Funds as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Allocation Funds. The Board also considered the full range of services that New York Life Investments supplies to the Allocation Funds under the terms of the Management Agreements, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Allocation Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Allocation Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Allocation Funds and noted that New York Life Investments is responsible for compensating the Allocation Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Allocation Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Allocation Funds’ investments and those of other accounts managed by New York Life Investments. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds. In this regard, the Board considered the experience of the Allocation Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. The Board particularly considered detailed investment reports on the Allocation Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Allocation Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance and the Allocation Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Funds’ long-term performance track record. With respect to the MainStay Growth Allocation Fund, the Board noted that the Fund had recently underperformed relative to peers but noted that the Fund’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance as well as discussions between the Allocation Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Allocation Fund investment performance and the results of those actions.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds.

The Board noted that the Allocation Funds do not pay a management fee but that shareholders of the Allocation Funds indirectly pay their pro

79

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

rata share of the fees and expenses of the underlying funds in which the Allocation Funds invest.

The Board considered that the Allocation Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments. In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Funds. The Board also recognized that the Allocation Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Allocation Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Allocation Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Allocation Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board considered whether the Allocation Funds’ expense structures permit economies of scale to be shared with Allocation Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Allocation Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Funds in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Allocation Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year. The Board noted that the Allocation Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Allocation Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Allocation Funds’ expense structures as the Allocation Funds grow over time.

80	MainStay Asset Allocation Funds

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Allocation Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Allocation Funds’ net management fees and expenses.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Allocation Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Allocation Funds.

The Board considered that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

81

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) visiting the MainStay Funds’ website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

82	MainStay Asset Allocation Funds

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737576 MS144-17	MSAA10-06/17 (NYLIM) NL0A2

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–4.13 –1.16%	–2.95 0.05%	0.89 1.51%	3.42 3.73%	0.75 0.75%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.09 –1.12	–3.10 –0.10	0.75 1.36	2.92 3.26	0.98 0.98
Class I Shares	No Sales Charge		1/2/1991	–0.96	0.42	1.87	4.12	0.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–0.67%	0.83%	2.27%	4.30%
Average Lipper Core Bond Fund[4]	–0.35	1.44	2.32	3.94

3.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Core Bond Fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$988.40	$3.99	$1,020.80	$4.06	0.81%

Investor Class Shares	$1,000.00	$988.80	$4.54	$1,020.20	$4.61	0.92%

Class I Shares	$1,000.00	$990.40	$1.97	$1,022.80	$2.01	0.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.25%, due 7/31/18–2/15/27

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.00%, due 8/1/17–4/1/47

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.50%, due 11/15/24–1/20/47

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.38%–8.00%, due 8/1/17–2/1/47

5.	United States Treasury Bonds, 2.50%–4.50%, due 2/15/36–11/15/46
6.	iShares 1-3 Year Credit Bond ETF

7.	Federal National Mortgage Association, 1.00%–6.21%, due 6/12/17–8/6/38

8.	Federal Home Loan Mortgage Corporation, 2.38%–3.75%, due 3/27/19–1/13/22

9.	FHLMC Multifamily Structured Pass-Through Certificates, 3.30%, due 4/25/23–7/25/24

10.	Mexico Government International Bond, 4.00%–4.75%, due 10/2/23–3/8/44

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Indexed Bond Fund returned –1.16% for Class A shares and –1.12% for Investor Class shares for the six months ended April 30, 2017. Over the same period, Class I shares returned –0.96%. For the six months ended April 30, 2017, all share classes underperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Over the same period, all share classes underperformed the –0.35% return of the Average Lipper2 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What was the Fund’s duration3 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Bloomberg Barclays U.S. Aggregate Bond Index. These differences tend to have minimal impact on the Fund’s relative performance. As of April 30, 2017, the Fund had a duration of 5.79 years.

During the reporting period, which credit-rating categories in which the Fund may principally invest were strong performers and which credit rating categories were weak?

During the reporting period, the best-performing investment-grade assets were those with the lowest quality. Of the broad credit-rating categories, BBB-rated securities4 provided the highest excess returns,5 followed by securities rated A. During the reporting period, securities rated AA and AAA had the lowest excess returns.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s absolute performance, and which sectors detracted the most?

During the reporting period, sovereigns and electric utilities were among the best-performing sectors in the Bloomberg Barclays U.S. Aggregate Bond Index and in the Fund. Among the worst-performing sectors in the Index and in the Fund were technology and consumer non-cyclicals.

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligationsonly to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.5%† Asset-Backed Securities 0.4%
Auto Floor Plan 0.3%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 1.54%, due 6/15/20 (a)	$600,000	$602,395

Home Equity 0.1%
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.33%, due 10/25/34 (b)	6,318	6,306
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.93%, due 6/25/33 (b)	88,997	89,239

		95,545

Total Asset-Backed Securities (Cost $694,923)		697,940

Corporate Bonds 25.2%
Aerospace & Defense 0.7%
Boeing Co. 2.35%, due 10/30/21	250,000	251,607
L3 Technologies, Inc. 5.20%, due 10/15/19	100,000	106,924
Lockheed Martin Corp. 4.70%, due 5/15/46	425,000	467,004
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	106,905
United Technologies Corp. 3.10%, due 6/1/22	300,000	311,078

		1,243,518

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.54%, due 3/26/42	216,000	233,726

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.26%, due 9/15/21	20,394	21,515

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	65,303

Auto Manufacturers 0.7%
Daimler Finance North America LLC 8.50%, due 1/18/31	150,000	226,618

	Principal Amount	Value
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC 3.81%, due 1/9/24	$500,000	$505,032
General Motors Financial Co., Inc. 5.25%, due 3/1/26	400,000	431,292
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	209,338

		1,372,280

Banks 4.2%
Bank of America Corp.
5.00%, due 1/21/44	400,000	438,850
5.70%, due 1/24/22	325,000	365,785
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	254,649
Capital One Financial Corp. 3.75%, due 4/24/24	250,000	254,223
Citigroup, Inc. 5.88%, due 2/22/33	450,000	511,073
Cooperatieve Rabobank UA 5.75%, due 12/1/43	250,000	296,297
Credit Suisse A.G. 3.63%, due 9/9/24	550,000	564,362
Goldman Sachs Group, Inc.
3.63%, due 1/22/23	150,000	154,959
4.25%, due 10/21/25	300,000	308,808
6.00%, due 6/15/20	900,000	997,397
HSBC Holdings PLC 4.30%, due 3/8/26	300,000	316,865
JPMorgan Chase & Co. 4.85%, due 2/1/44	350,000	389,989
Morgan Stanley
4.00%, due 7/23/25	200,000	207,269
5.50%, due 7/24/20	1,000,000	1,092,491
Northern Trust Corp. 3.45%, due 11/4/20	100,000	104,324
PNC Financial Services Group, Inc. 5.13%, due 2/8/20	500,000	540,674
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	104,892
SunTrust Bank 5.40%, due 4/1/20	15,000	16,284
Wachovia Corp. 5.50%, due 8/1/35	125,000	141,885
Wells Fargo & Co. 4.48%, due 1/16/24	353,000	376,899
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	184,207

		7,622,182

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2017, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 1.0%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	$500,000	$546,226
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	186,078
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	47,066
Coca-Cola Co. 3.15%, due 11/15/20	275,000	287,810
Diageo Capital PLC 2.63%, due 4/29/23	350,000	349,181
Pepsi-Cola Metropolitan Bottling Co., Inc. 7.00%, due 3/1/29	60,000	81,859
PepsiCo, Inc. 2.85%, due 2/24/26	250,000	248,265

		1,746,485

Biotechnology 0.7%
Amgen, Inc.
3.13%, due 5/1/25	450,000	447,157
3.45%, due 10/1/20	150,000	156,377
Celgene Corp. 3.63%, due 5/15/24	250,000	256,154
Gilead Sciences, Inc. 3.70%, due 4/1/24	500,000	517,854

		1,377,542

Chemicals 0.5%
E.I. du Pont de Nemours & Co. 3.63%, due 1/15/21	100,000	104,814
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	53,474
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	210,410
Monsanto Co. 4.40%, due 7/15/44	250,000	244,430
Potash Corporation of Saskatchewan, Inc. 4.88%, due 3/30/20	150,000	159,625
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	139,256

		912,009

Computers 0.5%
Apple, Inc. 4.45%, due 5/6/44	250,000	263,336
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	400,000	413,462
HP, Inc. 4.38%, due 9/15/21	150,000	159,630

		836,428

	Principal Amount	Value
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. 2.70%, due 2/2/26	$250,000	$247,106

Diversified Financial Services 0.2%
GE Capital International Funding Co. Unlimited Co. 3.37%, due 11/15/25	350,000	363,347

Electric 2.2%
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	115,921
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	135,507
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	130,793
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	239,887
Duke Energy Florida LLC 6.35%, due 9/15/37	200,000	264,397
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	262,500
Florida Power & Light Co. 3.80%, due 12/15/42	300,000	296,759
Georgia Power Co. 4.75%, due 9/1/40	250,000	260,347
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	37,981
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	186,536
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	121,111
Pacific Gas & Electric Co. 3.25%, due 9/15/21	175,000	180,121
PacifiCorp 6.25%, due 10/15/37	350,000	457,564
PECO Energy Co. 5.95%, due 10/1/36	150,000	187,227
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	205,605
PSEG Power LLC
5.13%, due 4/15/20	80,000	86,158
8.63%, due 4/15/31	50,000	62,605
Puget Sound Energy, Inc. 6.27%, due 3/15/37	100,000	127,557
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	118,885
Southern California Edison Co. 4.50%, due 9/1/40	175,000	188,494

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Virginia Electric & Power Co. 6.00%, due 5/15/37	$175,000	$220,425
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	191,343

		4,077,723

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	160,778

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	188,683

Finance—Consumer Loans 0.3%
HSBC Finance Corp. 6.68%, due 1/15/21	500,000	568,045

Finance—Credit Card 0.2%
Visa, Inc. 3.15%, due 12/14/25	300,000	304,968

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	108,422

Food 0.6%
Conagra Brands, Inc. 7.00%, due 10/1/28	100,000	125,865
Ingredion, Inc. 4.63%, due 11/1/20	50,000	53,747
Kraft Heinz Foods Co. 5.20%, due 7/15/45	250,000	264,262
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	317,047
Tyson Foods, Inc. 4.50%, due 6/15/22	375,000	401,043

		1,161,964

Forest Products & Paper 0.0%‡
International Paper Co. 4.75%, due 2/15/22	83,000	90,786

Gas 0.1%
NiSource Finance Corp. 4.80%, due 2/15/44	175,000	185,110

	Principal Amount	Value
Health Care—Products 0.4%
Becton Dickinson and Co. 4.69%, due 12/15/44	$250,000	$242,921
Medtronic, Inc. 3.50%, due 3/15/25	250,000	258,132
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	250,000	249,144

		750,197

Health Care—Services 0.7%
Aetna, Inc. 4.13%, due 6/1/21	175,000	186,137
Anthem, Inc. 5.95%, due 12/15/34	250,000	292,013
Cigna Corp. 5.13%, due 6/15/20	150,000	162,573
Laboratory Corporation of America Holdings 4.63%, due 11/15/20	100,000	106,834
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	106,886
UnitedHealth Group, Inc.
2.88%, due 3/15/22	200,000	205,052
4.75%, due 7/15/45	150,000	167,154

		1,226,649

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	250,000	261,050

Insurance 0.7%
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	110,506
American International Group, Inc. 6.25%, due 5/1/36	200,000	238,135
AXA S.A. 8.60%, due 12/15/30	105,000	146,475
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	150,000	160,382
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	163,783
Lincoln National Corp. 4.85%, due 6/24/21	25,000	27,060
MetLife, Inc.
4.75%, due 2/8/21	200,000	218,326
5.70%, due 6/15/35	100,000	121,678
Travelers Cos., Inc. 6.75%, due 6/20/36	75,000	101,870

		1,288,215

Iron & Steel 0.1%
Nucor Corp. 4.13%, due 9/15/22	50,000	53,540
Vale Overseas, Ltd. 4.38%, due 1/11/22	100,000	102,470

		156,010

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.80%, due 8/15/42	$150,000	$145,672

Machinery—Diversified 0.1%
Deere & Co. 4.38%, due 10/16/19	100,000	105,875

Media 1.0%
21st Century Fox America, Inc.
4.50%, due 2/15/21	100,000	107,393
6.40%, due 12/15/35	175,000	215,576
Comcast Corp.
3.15%, due 3/1/26	250,000	248,454
6.45%, due 3/15/37	250,000	321,908
Discovery Communications LLC 6.35%, due 6/1/40	105,000	112,848
Historic TW, Inc. 6.63%, due 5/15/29	94,000	116,878
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	117,408
Time Warner Cable LLC
5.00%, due 2/1/20	250,000	266,859
6.55%, due 5/1/37	275,000	319,628

		1,826,952

Mining 0.6%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	150,000	176,072
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	227,338
Goldcorp, Inc. 2.13%, due 3/15/18	100,000	100,217
Newmont Mining Corp. 5.13%, due 10/1/19	150,000	160,164
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	56,744
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	417,091

		1,137,626

Miscellaneous—Manufacturing 0.3%
General Electric Co.
5.88%, due 1/14/38	179,000	228,574
Series A 6.75%, due 3/15/32	187,000	256,002

		484,576

Multi—National 0.4%
European Investment Bank 2.88%, due 9/15/20	300,000	310,070

	Principal Amount	Value
Multi—National (continued)
Inter-American Development Bank 6.80%, due 10/15/25	$300,000	$378,270

		688,340

Oil & Gas 2.1%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	250,000	279,826
Apache Corp.
3.63%, due 2/1/21	250,000	258,431
4.75%, due 4/15/43	100,000	101,810
BP Capital Markets PLC 4.50%, due 10/1/20	750,000	806,729
Burlington Resources, Inc. 7.38%, due 3/1/29	104,000	130,103
Chevron Corp. 4.95%, due 3/3/19	125,000	132,350
ConocoPhillips Co. 2.40%, due 12/15/22	250,000	247,160
Devon Energy Corp. 4.00%, due 7/15/21	200,000	207,619
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	211,217
Exxon Mobil Corp. 3.04%, due 3/1/26	250,000	252,527
Hess Corp. 7.30%, due 8/15/31	100,000	119,142
Marathon Petroleum Corp. 5.13%, due 3/1/21	100,000	108,491
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	264,209
Occidental Petroleum Corp. 3.13%, due 2/15/22	175,000	179,113
Petroleos Mexicanos 6.63%, due 6/15/35	250,000	260,000
Statoil ASA 7.75%, due 6/15/23	125,000	159,336
Suncor Energy, Inc. 6.50%, due 6/15/38	100,000	126,901

		3,844,964

Pharmaceuticals 1.0%
AbbVie, Inc. 3.60%, due 5/14/25	350,000	352,979
Actavis Funding SCS 4.75%, due 3/15/45	225,000	229,160
AstraZeneca PLC 6.45%, due 9/15/37	100,000	131,803
Bristol-Myers Squibb Co.
5.88%, due 11/15/36	75,000	94,182
7.15%, due 6/15/23	50,000	62,487
Express Scripts Holding Co. 6.13%, due 11/15/41	31,000	35,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. 6.38%, due 5/15/38	$125,000	$165,812
McKesson Corp. 4.88%, due 3/15/44	250,000	260,702
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	102,652
Wyeth LLC
6.00%, due 2/15/36	200,000	249,053
6.45%, due 2/1/24	100,000	122,281

		1,806,230

Pipelines 0.9%
Energy Transfer Partners, L.P.
4.05%, due 3/15/25	250,000	249,767
5.20%, due 2/1/22	200,000	216,489
Enterprise Products Operating LLC Series B 6.88%, due 3/1/33	200,000	250,024
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	320,678
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	73,813
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	52,017
6.75%, due 2/15/32	125,000	143,720
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	179,564
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	147,630

		1,633,702

Real Estate Investment Trusts 0.4%
Boston Properties, L.P. 4.13%, due 5/15/21	50,000	52,883
ERP Operating, L.P. 4.50%, due 6/1/45	150,000	154,512
Simon Property Group, L.P. 3.38%, due 3/15/22	400,000	413,405
Weyerhaeuser Co. 7.38%, due 3/15/32	100,000	134,302

		755,102

Retail 0.8%
CVS Health Corp. 6.25%, due 6/1/27	175,000	214,509
Home Depot, Inc. 5.88%, due 12/16/36	250,000	319,182
Lowe’s Cos., Inc. 6.88%, due 2/15/28	150,000	200,120

	Principal Amount	Value
Retail (continued)
Macy’s Retail Holdings, Inc. 2.88%, due 2/15/23	$250,000	$234,362
McDonald’s Corp. 3.70%, due 1/30/26	250,000	257,797
Wal-Mart Stores, Inc. 6.50%, due 8/15/37	175,000	236,106

		1,462,076

Software 0.4%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	103,211
Microsoft Corp. 3.00%, due 10/1/20	300,000	311,838
Oracle Corp. 2.95%, due 5/15/25	350,000	349,203

		764,252

Telecommunications 1.6%
America Movil S.A.B. de C.V. 3.13%, due 7/16/22	200,000	202,921
AT&T, Inc.
4.35%, due 6/15/45	300,000	266,231
4.55%, due 3/9/49	6,000	5,400
5.20%, due 3/15/20	250,000	270,309
6.30%, due 1/15/38	300,000	343,257
Cisco Systems, Inc. 4.45%, due 1/15/20	250,000	267,451
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	118,661
Orange S.A. 9.00%, due 3/1/31	250,000	373,436
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	239,146
Telefonica Emisones S.A.U. 7.05%, due 6/20/36	100,000	125,598
Verizon Communications, Inc.
2.45%, due 11/1/22	100,000	97,736
4.67%, due 3/15/55	313,000	285,750
4.86%, due 8/21/46	265,000	257,160
Vodafone Group PLC 7.88%, due 2/15/30	100,000	134,266

		2,987,322

Transportation 0.9%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	300,000	367,684
6.20%, due 8/15/36	50,000	64,374
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	137,638
CSX Transportation, Inc. 7.88%, due 5/15/43	100,000	141,780

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Transportation (continued)
FedEx Corp.
3.20%, due 2/1/25	$400,000	$403,639
8.00%, due 1/15/19	50,000	55,025
Norfolk Southern Corp. 4.84%, due 10/1/41	128,000	140,134
Union Pacific Corp. 2.75%, due 3/1/26	300,000	295,841

		1,606,115

Water 0.2%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	209,817
United Utilities PLC 5.38%, due 2/1/19	100,000	104,574

		314,391

Total Corporate Bonds (Cost $43,097,667)		46,133,236

Foreign Government Bonds 2.3%
Foreign Governments 2.3%
Colombia Government International Bond
4.00%, due 2/26/24	300,000	310,050
5.00%, due 6/15/45	200,000	202,000
♦Mexico Government International Bond
4.00%, due 10/2/23	1,000,000	1,038,050
4.75%, due 3/8/44	500,000	493,250
Panama Government International Bond 5.20%, due 1/30/20	375,000	405,000
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	358,600
Philippine Government International Bond 4.20%, due 1/21/24	625,000	680,932
Poland Government International Bond
3.00%, due 3/17/23	150,000	150,216
5.13%, due 4/21/21	200,000	219,692
Province of Quebec Canada Series NJ 7.50%, due 7/15/23	302,000	380,309

Total Foreign Government Bonds (Cost $4,114,151)		4,238,099

Mortgage-Backed Securities 2.3%
Agency (Collateralized Mortgage Obligations) 0.9%
♦FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	800,000	840,313
Series K039, Class A2 3.30%, due 7/25/24	800,000	838,781

		1,679,094

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.86%, due 5/10/47	$500,000	$527,691
COMM Mortgage Trust Series 2014-CR17, Class A5 3.98%, due 5/10/47	700,000	743,657
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.26%, due 10/15/46 (a)	1,200,000	1,298,107

		2,569,455

Total Mortgage-Backed Securities (Cost $4,149,460)		4,248,549

Municipal Bonds 1.5%
Arizona 0.6%
Salt River Project Agricultural Improvement & Power District, Electric System Revenue 4.84%, due 1/1/41	1,000,000	1,158,040

Connecticut 0.3%
State of Connecticut, Transportation & Infrastructure Revenue 5.46%, due 11/1/30	500,000	580,190

Texas 0.6%
Texas Transportation Commission State Highway Fund 5.18%, due 4/1/30	900,000	1,068,489

Total Municipal Bonds (Cost $2,563,688)		2,806,719

U.S. Government & Federal Agencies 64.8%
♦Federal Home Loan Mortgage Corporation 1.2%
2.38%, due 1/13/22	1,000,000	1,020,003
3.75%, due 3/27/19	1,100,000	1,149,841

		2,169,844

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.5%
2.38%, due 12/1/41 (a)	166,497	171,002
2.50%, due 6/1/28	793,807	807,254
2.50%, due 1/1/31	414,989	418,007
2.50%, due 12/1/31	96,652	97,355
3.00%, due 2/1/27	170,447	175,618
3.00%, due 9/1/30	685,454	706,188
3.00%, due 7/1/43	229,168	229,812
3.00%, due 8/1/43	1,108,916	1,112,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 4/1/45	$415,134	$414,842
3.00%, due 5/1/45	167,438	167,321
3.00%, due 4/1/46	190,668	190,534
3.00%, due 7/1/46	185,074	184,944
3.00%, due 9/1/46	290,299	290,095
3.00%, due 10/1/46	291,879	291,674
3.00%, due 11/1/46	393,772	393,495
3.00%, due 1/1/47	196,014	195,877
3.00%, due 2/1/47	198,608	198,468
3.22%, due 10/1/36 (a)	37,352	38,780
3.50%, due 4/1/26	221,390	231,856
3.50%, due 4/1/32	253,220	265,663
3.50%, due 4/1/41	159,337	164,582
3.50%, due 3/1/42	259,170	267,690
3.50%, due 4/1/42	368,735	380,847
3.50%, due 7/1/44	146,189	150,692
3.50%, due 2/1/45	85,525	88,018
3.50%, due 9/1/45	1,890,536	1,945,657
3.50%, due 3/1/46	85,015	87,494
3.50%, due 4/1/46	267,193	274,984
3.50%, due 6/1/46	192,373	197,982
3.50%, due 12/1/46	99,076	101,964
4.00%, due 8/1/18	26,294	27,280
4.00%, due 6/1/24	87,993	92,549
4.00%, due 2/1/31	102,067	107,594
4.00%, due 7/1/39	321,558	338,775
4.00%, due 12/1/40	620,052	655,416
4.00%, due 2/1/41	163,370	172,690
4.00%, due 5/1/44	543,795	572,912
4.00%, due 8/1/45	221,969	233,854
4.00%, due 9/1/45	75,612	79,660
4.50%, due 5/1/25	75,165	80,140
4.50%, due 7/1/30	92,851	99,989
4.50%, due 6/1/34	34,431	37,024
4.50%, due 6/1/35	51,457	55,553
4.50%, due 8/1/35	64,857	69,971
4.50%, due 7/1/39	6,111	6,596
4.50%, due 8/1/39	119,955	129,485
4.50%, due 1/1/40	338,274	365,132
4.50%, due 8/1/40	219,807	237,261
4.50%, due 2/1/41	5,944	6,423
5.00%, due 1/1/25	54,256	57,726
5.00%, due 8/1/35	402,343	441,935
5.00%, due 6/1/37	87,392	95,906
5.50%, due 2/1/18	3,624	3,640
5.50%, due 3/1/23	14,604	15,699
5.50%, due 6/1/23	48,356	52,139
5.50%, due 11/1/27	50,459	55,892
5.50%, due 9/1/35	65,538	73,590

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/37	$155,544	$172,570
5.50%, due 4/1/38	59,405	66,012
5.50%, due 8/1/38	51,344	56,931
6.00%, due 8/1/17	1,067	1,069
6.00%, due 6/1/21	10,551	11,191
6.00%, due 9/1/21	10,417	10,740
6.00%, due 11/1/22	15,758	16,967
6.00%, due 12/1/39	84,696	96,200
6.00%, due 5/1/40	195,929	222,389
6.50%, due 11/1/25	1,564	1,737
6.50%, due 5/1/26	776	862
6.50%, due 3/1/27	3,093	3,435
6.50%, due 5/1/31	2,759	3,064
6.50%, due 8/1/31	1,734	1,933
6.50%, due 1/1/32	19,011	21,498
6.50%, due 3/1/32	13,253	14,719
6.50%, due 4/1/32	7,637	8,549
6.50%, due 7/1/32	6,866	7,625
6.50%, due 1/1/34	34,528	38,347
6.50%, due 1/1/37	42,339	47,460
6.50%, due 9/1/37	17,756	20,052
7.00%, due 4/1/26	2,111	2,401
7.00%, due 7/1/26	219	240
7.00%, due 12/1/27	2,876	3,180
7.00%, due 1/1/30	315	345
7.00%, due 3/1/31	12,967	13,480
7.00%, due 10/1/31	4,272	5,042
7.00%, due 3/1/32	15,424	17,771
7.00%, due 9/1/33	111,897	126,057
7.00%, due 11/1/36	14,819	17,052
7.00%, due 12/1/37	68,126	79,468
7.50%, due 1/1/26	437	489
7.50%, due 2/1/32	12,710	14,923
8.00%, due 7/1/26	107	123

		15,509,936

♦Federal National Mortgage Association 1.4%
1.00%, due 10/24/19	500,000	494,589
1.63%, due 1/21/20	500,000	501,663
1.88%, due 9/24/26	250,000	235,674
5.38%, due 6/12/17	600,000	603,083
6.21%, due 8/6/38	475,000	693,679

		2,528,688

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.8%
2.50%, due 2/1/28	373,262	378,866
2.50%, due 5/1/28	383,749	389,503
2.50%, due 9/1/28	497,241	504,700
2.50%, due 6/1/31	185,702	186,920
2.50%, due 9/1/31	96,788	97,423

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 11/1/31	$100,000	$100,660
2.50%, due 12/1/31	97,846	98,488
2.50%, due 1/1/32	196,301	197,588
2.50%, due 5/1/43	231,948	224,249
3.00%, due 8/1/21	194,973	200,738
3.00%, due 11/1/23	153,074	157,600
3.00%, due 12/1/24	82,307	84,869
3.00%, due 12/1/28 TBA (c)	100,000	102,867
3.00%, due 2/1/29	238,676	245,733
3.00%, due 8/1/30	291,981	300,614
3.00%, due 2/1/31	96,113	98,954
3.00%, due 4/1/31	168,934	173,929
3.00%, due 4/1/35	440,783	450,388
3.00%, due 6/1/36	469,572	479,813
3.00%, due 7/1/43	967,070	971,256
3.00%, due 8/1/43	1,066,927	1,071,381
3.00%, due 9/1/43	809,799	813,221
3.00%, due 9/1/45	257,330	257,341
3.00%, due 3/1/46	95,339	95,318
3.00%, due 7/1/46	189,765	189,675
3.00%, due 9/1/46	675,189	674,870
3.00%, due 11/1/46	987,666	987,198
3.00%, due 1/1/47	99,463	99,416
3.00%, due 4/1/47	99,633	99,585
3.055%, due 12/1/41 (a)	248,759	259,902
3.50%, due 2/1/21	76,552	80,019
3.50%, due 11/1/25	261,675	273,705
3.50%, due 11/1/27	85,825	90,114
3.50%, due 7/1/29	106,622	111,521
3.50%, due 5/1/31	229,175	239,643
3.50%, due 12/1/40	202,732	209,699
3.50%, due 1/1/41	227,944	235,777
3.50%, due 12/1/41	550,570	569,259
3.50%, due 3/1/42	476,871	492,733
3.50%, due 10/1/43	1,053,749	1,086,894
3.50%, due 11/1/43	189,747	196,035
3.50%, due 1/1/44	194,298	200,736
3.50%, due 8/1/45	1,229,918	1,265,822
3.50%, due 10/1/45	153,718	158,206
3.50%, due 11/1/45	191,759	197,356
3.50%, due 1/1/46	183,547	188,905
3.50%, due 2/1/46	286,239	294,594
3.50%, due 3/1/46	164,093	168,883
3.50%, due 4/1/46	213,928	220,173
3.50%, due 6/1/46	98,451	101,325
4.00%, due 3/1/22	81,725	85,315
4.00%, due 3/1/25	103,755	109,035
4.00%, due 6/1/30	46,926	49,890
4.00%, due 1/1/31	115,255	122,463

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 6/1/39	$281,623	$298,016
4.00%, due 12/1/39	355,329	375,347
4.00%, due 7/1/40	238,272	251,697
4.00%, due 9/1/40	906,602	957,883
4.00%, due 3/1/41	496,222	524,502
4.00%, due 11/1/44	308,572	325,211
4.00%, due 1/1/45	272,416	287,105
4.00%, due 11/1/45	169,146	178,267
4.00%, due 12/1/45	159,663	168,273
4.00%, due 6/1/46	182,544	192,387
4.00%, due 7/1/46	180,258	189,978
4.50%, due 5/1/19	1,530	1,570
4.50%, due 11/1/22	2,929	3,037
4.50%, due 6/1/23	105,880	111,715
4.50%, due 4/1/24	41,672	42,770
4.50%, due 3/1/30	116,711	125,874
4.50%, due 3/1/40	895,747	972,757
4.50%, due 4/1/41	151,949	161,838
4.50%, due 9/1/41	121,450	130,821
4.50%, due 8/1/44	104,126	112,278
4.50%, due 11/1/44	91,920	99,100
5.00%, due 3/1/21	3,277	3,372
5.00%, due 4/1/23	35,135	37,271
5.00%, due 7/1/23	26,992	28,730
5.00%, due 8/1/23	22,359	22,966
5.00%, due 1/1/24	42,322	44,535
5.00%, due 6/1/25	191,246	209,324
5.00%, due 7/1/35	129,882	142,528
5.00%, due 7/1/37	385,994	424,554
5.00%, due 8/1/38	155,242	170,318
5.50%, due 8/1/17	89	89
5.50%, due 7/1/22	53,892	57,462
5.50%, due 11/1/23	16,804	18,008
5.50%, due 4/1/30	71,727	79,755
5.50%, due 12/1/34	142,984	160,048
5.50%, due 5/1/35	95,942	107,030
5.50%, due 6/1/35	25,171	28,160
5.50%, due 8/1/35	23,717	26,588
5.50%, due 11/1/36	32,489	36,238
5.50%, due 8/1/37	298,608	334,315
5.50%, due 2/1/39	48,400	54,194
5.50%, due 7/1/40	100,347	112,473
6.00%, due 9/1/17	268	268
6.00%, due 7/1/36	56,946	64,627
6.00%, due 12/1/36	19,934	22,574
6.00%, due 4/1/37	61,112	69,259
6.00%, due 8/1/37	25,058	28,373
6.00%, due 12/1/37	74,562	84,428
6.00%, due 2/1/38	109,114	123,552
6.50%, due 8/1/32	36,012	40,565

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 8/1/35	$14,094	$15,664
6.50%, due 7/1/36	63,471	72,225
6.50%, due 8/1/36	10,339	11,677
6.50%, due 9/1/36	9,814	10,999
6.50%, due 10/1/36	27,679	30,761
6.50%, due 11/1/36	18,258	20,652
6.50%, due 8/1/37	3,129	3,478
6.50%, due 10/1/37	1,065	1,242
6.50%, due 11/1/37	6,578	7,311
6.50%, due 12/1/37	17,686	20,234
6.50%, due 2/1/38	92,109	102,718
7.00%, due 10/1/37	1,109	1,270
7.00%, due 11/1/37	96,271	109,608
7.50%, due 7/1/30	4,160	4,302
7.50%, due 7/1/31	20,407	22,861
8.00%, due 6/1/25	79	88
8.00%, due 9/1/25	535	593
8.00%, due 9/1/26	2,246	2,597
8.00%, due 10/1/26	239	241
8.00%, due 11/1/26	174	174
8.00%, due 4/1/27	853	969
8.00%, due 6/1/27	309	309
8.00%, due 12/1/27	3,204	3,215
8.00%, due 1/1/28	19,933	22,203

		25,248,588

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.9%
2.50%, due 1/20/47	199,417	194,823
3.00%, due 1/20/43	304,500	309,816
3.00%, due 8/15/43	124,041	126,097
3.00%, due 8/20/43	1,429,990	1,454,956
3.00%, due 9/15/43	202,690	206,049
3.00%, due 3/20/45	157,764	160,069
3.00%, due 7/20/45	731,059	741,740
3.00%, due 2/20/46	99,117	100,565
3.00%, due 8/20/46	974,223	988,457
3.00%, due 9/20/46	195,942	198,805
3.00%, due 12/20/46	297,852	302,204
3.50%, due 6/20/42	472,840	493,989
3.50%, due 4/15/43	299,991	312,498
3.50%, due 8/20/43	914,549	954,621
3.50%, due 11/20/43	859,194	896,843
3.50%, due 4/20/45	310,506	323,151
3.50%, due 12/20/45	1,115,013	1,160,423
3.50%, due 1/20/46	244,884	254,857
3.50%, due 2/20/46	100,000	104,073
3.50%, due 11/20/46	292,836	304,762
3.50%, due 1/20/47	595,700	619,960

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 9/15/25	$226,713	$238,460
4.00%, due 9/15/40	215,405	228,681
4.00%, due 12/15/41	184,997	196,238
4.00%, due 1/20/42	692,580	736,285
4.00%, due 10/20/43	148,163	157,310
4.00%, due 8/20/44	335,521	355,252
4.00%, due 9/20/44	382,015	404,480
4.00%, due 4/20/45	129,265	136,867
4.00%, due 12/20/45	72,883	77,169
4.00%, due 1/20/46	74,666	79,057
4.00%, due 2/20/46	75,582	80,026
4.50%, due 11/15/24	115,491	123,076
4.50%, due 4/15/39	209,234	223,998
4.50%, due 5/20/39	313,048	337,515
4.50%, due 6/20/40	114,232	123,244
4.50%, due 9/15/40	138,808	151,568
4.50%, due 10/20/40	121,327	131,325
4.50%, due 7/20/41	191,592	206,562
4.50%, due 9/20/43	118,636	126,679
5.00%, due 4/20/33	39,957	44,631
5.00%, due 8/15/33	27,390	30,144
5.00%, due 6/20/36	3,055	3,373
5.00%, due 8/15/39	259,712	289,665
5.00%, due 9/20/40	345,117	379,566
5.50%, due 3/15/33	208,218	237,193
5.50%, due 7/20/34	40,611	45,498
5.50%, due 12/20/35	73,278	81,362
6.00%, due 3/20/29	12,296	14,027
6.00%, due 1/15/32	30,068	34,147
6.00%, due 12/15/32	6,659	7,684
6.00%, due 3/20/33	70,500	82,257
6.00%, due 2/15/34	86,741	100,447
6.00%, due 1/20/35	34,263	40,048
6.00%, due 6/15/35	30,866	35,008
6.00%, due 9/15/35	102,479	120,683
6.50%, due 3/20/31	8,502	9,983
6.50%, due 1/15/32	11,377	13,006
6.50%, due 6/15/35	726	843
6.50%, due 1/15/36	52,160	58,476
6.50%, due 9/15/36	33,233	37,346
6.50%, due 9/15/37	38,835	43,776
6.50%, due 10/15/37	9,953	11,637
6.50%, due 11/15/38	157,333	176,383
7.00%, due 2/15/26	431	432
7.00%, due 6/15/29	459	466
7.00%, due 12/15/29	1,754	2,074
7.00%, due 5/15/31	1,775	1,948
7.00%, due 8/15/31	3,139	3,186
7.00%, due 8/20/31	15,510	18,602
7.00%, due 8/15/32	18,168	21,876

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
7.50%, due 10/15/26	$510	$512
7.50%, due 11/15/26	934	964
7.50%, due 1/15/30	12,566	13,293
7.50%, due 10/15/30	4,081	4,253
7.50%, due 3/15/32	11,673	14,209
8.00%, due 6/15/26	92	103
8.00%, due 10/15/26	103	113
8.00%, due 5/15/27	78	79
8.00%, due 7/15/27	233	255
8.00%, due 9/15/27	219	242
8.00%, due 11/15/30	9,494	10,848
8.50%, due 7/15/26	625	702
8.50%, due 11/15/26	4,670	4,744

		16,318,634

♦United States Treasury Bonds 4.3%
2.50%, due 2/15/46	500,000	454,433
2.88%, due 8/15/45	1,270,000	1,248,470
2.88%, due 11/15/46	100,000	98,289
3.00%, due 11/15/44	1,485,000	1,498,399
3.00%, due 11/15/45	875,000	881,426
3.38%, due 5/15/44	750,000	811,113
4.50%, due 2/15/36	2,325,000	2,982,085

		7,974,215

♦United States Treasury Notes 26.7%
0.75%, due 7/31/18	250,000	248,652
0.75%, due 8/31/18	250,000	248,516
0.75%, due 9/30/18	3,800,000	3,775,805
0.75%, due 7/15/19	1,000,000	987,734
0.75%, due 8/15/19	1,400,000	1,381,680
0.88%, due 4/15/19	900,000	893,145
0.88%, due 9/15/19	600,000	593,555
1.00%, due 9/15/18	2,000,000	1,994,140
1.13%, due 1/31/19	500,000	499,004
1.13%, due 2/28/21	500,000	490,136
1.13%, due 6/30/21	3,025,000	2,952,802
1.25%, due 12/15/18	1,325,000	1,325,413
1.25%, due 12/31/18	700,000	700,218
1.25%, due 3/31/19	600,000	599,860
1.25%, due 4/30/19	700,000	699,699
1.25%, due 1/31/20	3,100,000	3,086,317
1.38%, due 2/15/20	450,000	449,438
1.38%, due 3/31/20	3,350,000	3,342,804
1.38%, due 1/31/21	1,425,000	1,411,028
1.38%, due 4/30/21	300,000	296,379
1.38%, due 5/31/21	300,000	296,133
1.38%, due 6/30/23	1,475,000	1,420,148
1.50%, due 4/15/20	1,950,000	1,952,818

	Principal Amount	Value
United States Treasury Notes (continued)
1.50%, due 1/31/22	$600,000	$591,750
1.50%, due 2/28/23	425,000	414,010
1.63%, due 3/15/20	750,000	753,955
1.63%, due 11/15/22	250,000	246,123
1.63%, due 4/30/23	600,000	587,531
1.63%, due 5/31/23	650,000	635,731
1.63%, due 5/15/26	1,325,000	1,255,437
1.75%, due 3/31/22	300,000	298,898
1.75%, due 1/31/23	2,350,000	2,323,196
1.88%, due 1/31/22	400,000	401,281
1.88%, due 2/28/22	1,500,000	1,504,980
1.88%, due 3/31/22	450,000	451,143
1.88%, due 4/30/22	900,000	902,496
1.88%, due 5/31/22	500,000	500,957
1.88%, due 8/31/22	2,300,000	2,298,742
1.88%, due 10/31/22	300,000	299,320
2.00%, due 2/15/25	590,000	582,417
2.00%, due 11/15/26	440,000	429,309
2.13%, due 6/30/21	1,200,000	1,219,828
2.13%, due 2/29/24	125,000	125,317
2.13%, due 3/31/24	400,000	400,812
2.13%, due 5/15/25	1,485,000	1,475,892
2.25%, due 11/15/25	1,030,000	1,030,443
2.25%, due 2/15/27	500,000	498,535

		48,873,527

Total U.S. Government & Federal Agencies (Cost $118,285,524)		118,623,432

Total Long-Term Bonds (Cost $172,905,413)		176,747,975

	Shares
Exchange-Traded Funds 3.4% (d)
♦iShares 1-3 Year Credit Bond ETF	59,288	6,244,805

Total Exchange-Traded Funds (Cost $6,280,289)		6,244,805

	Principal Amount
Short-Term Investments 1.7%
Other Commercial Paper 0.5%
McCormick & Co., Inc. 0.98%, due 5/1/17 (e)	$1,000,000	1,000,000

Total Other Commercial Paper (Cost $1,000,000)		1,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 1.2%
RBC Capital Markets 0.79%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $2,167,143 (Collateralized by United States Treasury Notes with rates between 1.75% and 2.375% and maturity dates between 5/31/18 and 1/31/23, with a Principal Amount of $2,184,600 and a Market Value of $2,210,342)	$2,167,000	$2,167,000

Total Repurchase Agreement (Cost $2,167,000)		2,167,000

Total Short-Term Investments (Cost $3,167,000)		3,167,000

Total Investments (Cost $182,352,702) (f)	101.6%	186,159,780
Other Assets, Less Liabilities	(1.6)	(2,964,934)
Net Assets	100.0%	$183,194,846
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(c)	TBA —Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2017, the total net market value of these securities was $102,867, which represented 0.1% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	As of April 30, 2017, cost was $182,566,427 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,364,424
Gross unrealized depreciation	(1,771,071)

Net unrealized appreciation	$3,593,353

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	17	June 2017	$3,682,359	$3,126
10-Year United States Treasury Note	(2)	June 2017	(251,438)	(2,461)
10-Year United States Treasury Ultra Note	12	June 2017	1,625,438	20,361
United States Treasury Long Bond	(31)	June 2017	(4,742,031)	(88,274)
United States Treasury Ultra Bond	19	June 2017	3,095,813	49,802

			$3,410,141	$(17,446)

1.	As of April 30, 2017, cash in the amount of $40,742 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$697,940	$—	$697,940
Corporate Bonds	—	46,133,236	—	46,133,236
Foreign Government Bonds	—	4,238,099	—	4,238,099
Mortgage-Backed Securities	—	4,248,549	—	4,248,549
Municipal Bonds	—	2,806,719	—	2,806,719
U.S. Government & Federal Agencies	—	118,623,432	—	118,623,432

Total Long-Term Bonds	—	176,747,975	—	176,747,975

Exchange-Traded Funds	6,244,805	—	—	6,244,805
Short-Term Investments
Other Commercial Paper	—	1,000,000	—	1,000,000
Repurchase Agreement	—	2,167,000	—	2,167,000

Total Short-Term Investments	—	3,167,000	—	3,167,000

Total Investments in Securities	6,244,805	179,914,975	—	186,159,780

Other Financial Instruments
Futures Contracts (b)	73,289	—	—	73,289

Total Investments in Securities and Other Financial Instruments	$6,318,094	$179,914,975	$—	$186,233,069

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(90,735)	$—	$—	$(90,735)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $182,352,702)	$186,159,780
Cash collateral on deposit at broker	40,742
Cash	236
Receivables:
Dividends and interest	1,045,137
Investment securities sold	544,565
Fund shares sold	468,694
Variation margin on futures contracts	1,078
Other assets	28,655

Total assets	188,288,887

Liabilities
Payables:
Investment securities purchased	3,070,089
Fund shares redeemed	1,774,437
Shareholder communication	63,192
Transfer agent (See Note 3)	60,110
Professional fees	44,448
Custodian	43,481
Manager (See Note 3)	22,661
NYLIFE Distributors (See Note 3)	6,140
Trustees	666
Accrued expenses	2,052
Dividend payable	6,765

Total liabilities	5,094,041

Net assets	$183,194,846

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,214
Additional paid-in capital	180,450,738

180,467,952
Undistributed net investment income	221,628
Accumulated net realized gain (loss) on investments and futures transactions	(1,284,366)
Net unrealized appreciation (depreciation) on investments and futures contracts	3,789,632

Net assets	$183,194,846

Class A
Net assets applicable to outstanding shares	$22,910,040

Shares of beneficial interest outstanding	2,154,601

Net asset value per share outstanding	$10.63
Maximum sales charge (3.00% of offering price)	0.33

Maximum offering price per share outstanding	$10.96

Investor Class
Net assets applicable to outstanding shares	$5,001,621

Shares of beneficial interest outstanding	467,978

Net asset value per share outstanding	$10.69
Maximum sales charge (3.00% of offering price)	0.33

Maximum offering price per share outstanding	$11.02

Class I
Net assets applicable to outstanding shares	$155,283,185

Shares of beneficial interest outstanding	14,591,277

Net asset value and offering price per share outstanding	$10.64

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,849,480
Dividends	54,203
Other income	121

Total income	2,903,804

Expenses
Manager (See Note 3)	249,140
Transfer agent (See Note 3)	157,425
Shareholder communication	62,130
Distribution/Service—Class A (See Note 3)	38,458
Distribution/Service—Investor Class (See Note 3)	6,347
Professional fees	33,201
Registration	25,140
Custodian	20,296
Trustees	2,805
Miscellaneous	7,386

Total expenses before waiver/reimbursement	602,328
Expense waiver/reimbursement from Manager (See Note 3)	(128,166)

Net expenses	474,162

Net investment income (loss)	2,429,642

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(287,225)
Futures transactions	(294,938)

Net realized gain (loss) on investments and futures transactions	(582,163)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,823,600)
Futures contracts	114,411

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,709,189)

Net realized and unrealized gain (loss) on investments and futures transactions	(5,291,352)

Net increase (decrease) in net assets resulting from operations	$(2,861,710)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,429,642	$6,121,862
Net realized gain (loss) on investments and futures transactions	(582,163)	2,016,824
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,709,189)	1,103,722

Net increase (decrease) in net assets resulting from operations	(2,861,710)	9,242,408

Dividends and distributions to shareholders:
From net investment income:
Class A	(324,388)	(828,444)
Investor Class	(51,092)	(102,466)
Class I	(2,052,939)	(5,502,325)

	(2,428,419)	(6,433,235)

From net realized gain on investments:
Class A	(429,862)	(396,039)
Investor Class	(64,266)	(47,068)
Class I	(2,093,678)	(2,510,489)

	(2,587,806)	(2,953,596)

Total dividends and distributions to shareholders	(5,016,225)	(9,386,831)

Capital share transactions:
Net proceeds from sale of shares	17,239,094	62,935,990
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,964,501	9,221,010
Cost of shares redeemed	(69,117,582)	(121,922,439)

Increase (decrease) in net assets derived from capital share transactions	(46,913,987)	(49,765,439)

Net increase (decrease) in net assets	(54,791,922)	(49,909,862)

Net Assets
Beginning of period	237,986,768	287,896,630

End of period	$183,194,846	$237,986,768

Undistributed net investment income at end of period	$221,628	$220,405

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$11.01		$10.99		$11.12	$10.98	$11.60	$11.66

Net investment income (loss)	0.11		0.23		0.23	0.23	0.18	0.22
Net realized and unrealized gain (loss) on investments	(0.25)		0.14		(0.08)	0.15	(0.39)	0.28

Total from investment operations	(0.14)		0.37		0.15	0.38	(0.21)	0.50

Less dividends and distributions:
From net investment income	(0.11)		(0.24)		(0.25)	(0.24)	(0.18)	(0.22)
From net realized gain on investments	(0.13)		(0.11)		(0.03)	—	(0.23)	(0.34)

Total dividends and distributions	(0.24)		(0.35)		(0.28)	(0.24)	(0.41)	(0.56)

Net asset value at end of period	$10.63		$11.01		$10.99	$11.12	$10.98	$11.60

Total investment return (a)	(1.16%)		3.50%		1.34%	3.51%	(1.82%)	4.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11	% ††	2.09	%(b)	2.00%	2.10%	1.58%	1.86%
Net expenses	0.81	% ††	0.67	%(c)	0.74%	0.74%	0.79%	0.82%
Portfolio turnover rate (d)	31%		89%		155%	131%	154%	174%
Net assets at end of period (in 000’s)	$22,910		$36,822		$38,662	$42,368	$52,658	$77,156

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 28%, 76%, 90%, 56%, 63% and 142% for the six months ended April 30, 2017, and the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$11.06		$11.04		$11.17	$11.03	$11.65	$11.71

Net investment income (loss)	0.11		0.21		0.21	0.21	0.17	0.21
Net realized and unrealized gain (loss) on investments	(0.24)		0.14		(0.08)	0.15	(0.39)	0.28

Total from investment operations	(0.13)		0.35		0.13	0.36	(0.22)	0.49

Less dividends and distributions:
From net investment income	(0.11)		(0.22)		(0.23)	(0.22)	(0.17)	(0.21)
From net realized gain on investments	(0.13)		(0.11)		(0.03)	—	(0.23)	(0.34)

Total dividends and distributions	(0.24)		(0.33)		(0.26)	(0.22)	(0.40)	(0.55)

Net asset value at end of period	$10.69		$11.06		$11.04	$11.17	$11.03	$11.65

Total investment return (a)	(1.12%)		3.31%		1.16%	3.30%	(1.95%)	4.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	% ††	1.92	%(b)	1.82%	1.92%	1.46%	1.76%
Net expenses	0.92	% ††	0.84	%(c)	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	1.03	% ††	0.98%		0.98%	0.97%	1.00%	1.04%
Portfolio turnover rate (d)	31%		89%		155%	131%	154%	174%
Net assets at end of period (in 000’s)	$5,002		$5,381		$4,617	$4,811	$5,563	$6,852

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 28%, 76%, 90%, 56%, 63% and 142% for the six months ended April 30, 2017, and the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$11.02		$11.00		$11.13	$10.99	$11.61	$11.67

Net investment income (loss)	0.14		0.27		0.26	0.27	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.25)		0.14		(0.08)	0.15	(0.39)	0.28

Total from investment operations	(0.11)		0.41		0.18	0.42	(0.16)	0.54

Less dividends and distributions:
From net investment income	(0.14)		(0.28)		(0.28)	(0.28)	(0.23)	(0.26)
From net realized gain on investments	(0.13)		(0.11)		(0.03)	—	(0.23)	(0.34)

Total dividends and distributions	(0.27)		(0.39)		(0.31)	(0.28)	(0.46)	(0.60)

Net asset value at end of period	$10.64		$11.02		$11.00	$11.13	$10.99	$11.61

Total investment return (a)	(0.96%)		3.86%		1.69%	3.85%	(1.47%)	4.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51	% ††	2.43	%(b)	2.33%	2.43%	1.96%	2.25%
Net expenses	0.40	% ††	0.32	%(c)	0.40%	0.41%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.55	% ††	0.50%		0.49%	0.49%	0.54%	0.57%
Portfolio turnover rate (d)	31%		89%		155%	131%	154%	174%
Net assets at end of period (in 000’s)	$155,283		$195,784		$244,618	$290,617	$340,887	$370,596

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 28%, 76%, 90%, 56%, 63% and 142% for the six months ended April 30, 2017, and the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class T shares are offered at NAV per share plus an initial sales charge. Class I and R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or

27

Notes to Financial Statements (Unaudited) (continued)

the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the

Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

28	MainStay Indexed Bond Fund

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)   Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks

29

Notes to Financial Statements (Unaudited) (continued)

such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

30	MainStay Indexed Bond Fund

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$73,289	$73,289

Total Fair Value		$73,289	$73,289

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(90,735)	$(90,735)

Total Fair Value		$(90,735)	$(90,735)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(294,938)	$(294,938)

Total Realized Gain (Loss)		$(294,938)	$(294,938)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$114,411	$114,411

Total Change in Unrealized Appreciation (Depreciation)		$114,411	$114,411

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$9,086,788	$9,086,788
Futures Contracts Short	$(4,708,099)	$(4,708,099)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses

31

Notes to Financial Statements (Unaudited) (continued)

relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $249,140 and waived its fees and/or reimbursed expenses in the amount of $128,166.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $817 and $469, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $286.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$23,569
Investor Class	9,597
Class I	124,259

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$7,114,015
Long-Term Capital Gain	2,272,816
Total	$9,386,831

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may

32	MainStay Indexed Bond Fund

participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities

(in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of U.S. government securities were $56,068 and $84,948 respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $505 and $16,291, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	221,419	$2,357,026
Shares issued to shareholders in reinvestment of dividends and distributions	68,678	723,049
Shares redeemed	(1,481,090)	(15,706,255)

Net increase (decrease) in shares outstanding before conversion	(1,190,993)	(12,626,180)
Shares converted into Class A (See Note 1)	12,117	127,497
Shares converted from Class A (See Note 1)	(12,326)	(130,532)

Net increase (decrease)	(1,191,202)	$(12,629,215)

Year ended October 31, 2016:
Shares sold	878,325	$9,633,824
Shares issued to shareholders in reinvestment of dividends and distributions	107,928	1,178,030
Shares redeemed	(1,154,961)	(12,643,442)

Net increase (decrease) in shares outstanding before conversion	(168,708)	(1,831,588)
Shares converted into Class A (See Note 1)	18,788	206,100
Shares converted from Class A (See Note 1)	(23,299)	(257,508)

Net increase (decrease)	(173,219)	$(1,882,996)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	27,472	$292,337
Shares issued to shareholders in reinvestment of dividends and distributions	10,779	114,062
Shares redeemed	(54,933)	(585,445)

Net increase (decrease) in shares outstanding before conversion	(16,682)	(179,046)
Shares converted into Investor Class (See Note 1)	10,281	109,494
Shares converted from Investor Class (See Note 1)	(12,054)	(127,497)

Net increase (decrease)	(18,455)	$(197,049)

Year ended October 31, 2016:
Shares sold	133,903	$1,476,665
Shares issued to shareholders in reinvestment of dividends and distributions	13,408	147,158
Shares redeemed	(83,516)	(925,101)

Net increase (decrease) in shares outstanding before conversion	63,795	698,722
Shares converted into Investor Class (See Note 1)	23,173	257,508
Shares converted from Investor Class (See Note 1)	(18,695)	(206,100)

Net increase (decrease)	68,273	$750,130

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,368,283	$14,589,731
Shares issued to shareholders in reinvestment of dividends and distributions	391,525	4,127,390
Shares redeemed	(4,943,597)	(52,825,882)

Net increase (decrease) in shares outstanding before conversion	(3,183,789)	(34,108,761)
Shares converted into Class I (See Note 1)	1,985	21,038

Net increase (decrease)	(3,181,804)	$(34,087,723)

Year ended October 31, 2016:
Shares sold	4,687,213	$51,825,501
Shares issued to shareholders in reinvestment of dividends and distributions	722,955	7,895,822
Shares redeemed	(9,881,343)	(108,353,896)

Net increase (decrease)	(4,471,175)	$(48,632,573)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

33

Notes to Financial Statements (Unaudited) (continued)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Indexed Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors/ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the

36	MainStay Indexed Bond Fund

Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

38	MainStay Indexed Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737120 MS144-17	MSIN10-06/17 (NYLIM) NL0B3

MainStay Total Return Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–4.29 0.22%	–2.05 2.57%	1.58 2.52%	4.04 4.52%	1.13 1.13%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.44 0.06	–2.11 2.50	1.54 2.48	3.80 4.32	0.98 0.98
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–5.17 –0.22	–3.16 1.84	1.35 1.72	3.67 3.67	1.73 1.73
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–1.21 –0.22	0.84 1.84	1.72 1.72	3.67 3.67	1.73 1.73
Class I Shares	No Sales Charge		1/2/1991	0.39	2.91	2.87	4.88	0.88
Class R1 Shares	No Sales Charge		6/29/2012	0.34	2.80	2.66	N/A	0.98
Class R2 Shares	No Sales Charge		6/29/2012	0.19	2.37	2.38	N/A	1.24
Class R3 Shares	No Sales Charge		2/29/2016	0.07	2.27	4.31	N/A	1.48
Class R6 Shares	No Sales Charge		12/29/2014	0.40	2.96	2.39	N/A	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–0.67%	0.83%	2.27%	4.30%
Average Lipper Core Bond Fund[5]	–0.35	1.44	2.32	3.94

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Core Bond Fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,002.20	$4.57	$1,020.20	$4.61	0.92%

Investor Class Shares	$1,000.00	$1,000.60	$5.06	$1,019.70	$5.11	1.02%

Class B Shares	$1,000.00	$997.80	$8.77	$1,016.00	$8.85	1.77%

Class C Shares	$1,000.00	$997.80	$8.77	$1,016.00	$8.85	1.77%

Class I Shares	$1,000.00	$1,003.90	$2.98	$1,021.80	$3.01	0.60%

Class R1 Shares	$1,000.00	$1,003.40	$3.48	$1,021.30	$3.51	0.70%

Class R2 Shares	$1,000.00	$1,001.90	$4.72	$1,020.10	$4.76	0.95%

Class R3 Shares	$1,000.00	$1,000.70	$5.95	$1,018.80	$6.01	1.20%

Class R6 Shares	$1,000.00	$1,004.00	$2.83	$1,022.00	$2.86	0.57%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.50%, due 8/1/17–7/1/46

2.	United States Treasury Notes, 1.25%–2.50%, due 1/31/20–11/15/26

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 1/1/21–8/1/46

4.	United States Treasury Bonds, 2.50%–6.25%, due 5/15/30–11/15/46

5.	Goldman Sachs Group, Inc., 3.00%–6.75%, due 1/18/18–10/1/37
6.	Morgan Stanley, 2.625%–5.75%, due 1/25/21–1/27/45

7.	Citigroup, Inc., 2.50%–5.875%, due 7/29/19–5/6/44

8.	JPMorgan Chase & Co., 3.375%–5.50%, due 5/1/23–2/1/44

9.	Bank of America Corp., 3.30%–6.30%, due 1/24/22–12/29/49

10.	AT&T, Inc. 3.80%–5.00% due 3/1/21–3/2/24

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Total Return Bond Fund returned 0.22% for Class A shares, 0.06% for Investor Class shares and –0.22% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 0.39%, Class R1 shares returned 0.34%, Class R2 shares returned 0.19%, Class R3 shares returned 0.07% and Class R6 shares returned 0.40%. For the six months ended April 30, 2017, all share classes outperformed the –0.67% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also outperformed the –0.35% return of the Average Lipper2 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product3 affects performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market demands more compensation for risk, enabling defensively-postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets, and superior returns for aggressively-postured portfolios.

Peer funds that were postured more defensively than the Fund, either through reduced commitments to credit risk or longer durations, would have had a comparative disadvantage during the reporting period. Peer funds that were postured more aggressively, with larger commitments to credit-sensitive sectors such as high-yield corporate bonds, would likely have had better performance than the Fund.

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, primarily for two reasons:

•	U.S. Treasury yields rose, on average, during the reporting period. With its shorter duration,[4] the Fund was less sensitive than the benchmark to this change.
•

Overweight positions relative to the benchmark in credit-related product (investment-grade corporate bonds and high-yield corporate bonds) offered a healthy yield advantage and a performance boost as credit spreads narrowed to comparable-duration U.S. Treasury securities.

There were two minor detractors from the Fund’s performance relative to the benchmark:

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield-curve[5] contrasted with the more uniform distribution of the Bloomberg Barclays U.S. Aggregate Bond Index. During the reporting period, the Fund faced a disadvantage as the yield spread widened between shorter-maturity U.S. Treasury securities and 10-year U.S. Treasury securities.

•

In a period of rising mortgage rates, the Fund’s underweight position in Ginnie Mae securities hampered performance relative to the benchmark because Ginnie Mae performance rebounded as higher mortgage rates slowed prepayments. In contrast, mortgage issue selection benefited from the Fund’s emphasis on securities with stable cash-flow profiles. This effect, however, was not sufficient to fully offset the headwinds of the underweight position in Ginnie Mae securities.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund’s 5.7 year duration was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with U.S. Treasury futures. The duration gap held steady near 0.3 years throughout the reporting period.

The Fund’s duration affected the Fund in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. As U.S. Treasury yields rose, the Fund’s short-duration posture helped performance relative to the benchmark and longer-duration peers. The yield effect, however, was a performance headwind because the presence of

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

U.S. Treasury futures and the Fund’s overall shorter duration lowered the Fund’s yield.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment grade and high yield) to have superior returns to government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to keep short-term interest rates in a relatively low range while gradually tightening monetary policy. Second, we felt that the current low interest-rate environment could spark healthy demand for higher-yielding products. Third, we believed improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. The positive momentum of the stock market also buoyed the performance of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Among corporate bonds, positive contributors for the Fund included banks, commodity-sensitive sectors, insurance companies and drug companies. (Contributions take weightings and total returns into account.)

•	Relatively low interest rates enabled banks to preserve margins and profitability. Among the Fund holdings that benefited were Goldman Sachs, Morgan Stanley, Citigroup and Lloyds.

•

Commodity-sensitive sectors such as energy and metals & mining rebounded on the prospects of improved economic growth. Against this backdrop, Fund holdings such as Marathon Petroleum, Enlink Midstream, AK Steel and Arcelor Mittal contributed positively to performance.

•

Pricing power, stronger investment income and few major catastrophic losses enabled both life and property/casualty insurers, such as Fund holdings XL Group, Liberty Mutual and Validus, to benefit performance.

•	The Fund’s pharmaceuticals and biotechnology holdings, such as Zoetis, capitalized on a rapidly advancing state of the art pharmaceutical products.

Among corporate bonds, the sectors and securities that detracted from the Fund’s performance included retailers, media and communications companies and consumer products companies.

•	Consumer spending patterns and online competition led to sluggish performance among retailers, including Macy’s and Nordstrom, two Fund holdings that primarily rely on mall traffic for revenues.

•

Fierce price competition among media, cable and communications companies—including NBC Universal, Verizon and Time Warner—weighed on sector results and on the Fund’s performance. Sprint bucked the trend and was an outlier from this effect.

•	Merger activity among consumer products companies left the sector off-balance and dampened investor enthusiasm. Fund holdings in Tyson, Mondelez and Unilever felt the effects.

As discussed earlier, we favored mortgage-backed securities with underlying loans that we believed were less apt to refinance. The stability of these securities’ cash-flow profiles led to better relative performance against the backdrop of rising U.S. Treasury yields and mortgage rates.

Did the Fund make any significant purchases or sales during the reporting period?

We modestly lowered the Fund’s risk profile by paring back exposure to high-yield corporate bonds and rotating the proceeds into U.S. Treasury securities and investment-grade corporate bonds. Other trading activity for the reporting period took the form of relative-value trades in corporate bonds, rolling U.S. Treasury futures forward, reinvesting mortgage paydowns and responding to periodic contributions and withdrawals.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield credit and high-grade credit. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund’s sector allocation committed capital to credit-sensitive sectors and deemphasized sectors that are typically lower yielding, such as U.S. Treasury securities, agency debentures and cash, as well as sectors sensitive to interest-rate volatility, such as residential mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Total Return Bond Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.3%† Corporate Bonds 55.9%
Aerospace & Defense 0.7%
Harris Corp. 5.054%, due 4/27/45	$3,000,000	$3,295,608
KLX, Inc. 5.875%, due 12/1/22 (a)	4,395,000	4,620,244

		7,915,852

Agriculture 1.6%
Altria Group, Inc.
5.375%, due 1/31/44	700,000	814,733
9.25%, due 8/6/19	2,838,000	3,284,917
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	3,930,000	3,843,143
Cargill, Inc.
4.307%, due 5/14/21 (a)	3,000,000	3,211,131
6.00%, due 11/27/17 (a)	1,050,000	1,076,896
7.35%, due 3/6/19 (a)	1,340,000	1,473,763
Philip Morris International, Inc. 1.625%, due 2/21/19	1,000,000	996,706
Philip Morris International, Inc.
4.25%, due 11/10/44	3,300,000	3,310,263
4.375%, due 11/15/41	1,075,000	1,093,471
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	808,132

		19,913,155

Auto Manufacturers 1.3%
Ford Motor Co.
7.45%, due 7/16/31	2,095,000	2,642,646
9.215%, due 9/15/21	2,355,000	2,936,546
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	2,955,622
General Motors Financial Co., Inc.
3.15%, due 1/15/20	5,750,000	5,858,100
3.20%, due 7/13/20	1,620,000	1,649,673

		16,042,587

Banks 11.9%
♦Bank of America Corp.
3.30%, due 1/11/23	680,000	691,260
4.25%, due 10/22/26	11,900,000	12,133,026
5.125%, due 12/29/49 (b)	2,075,000	2,085,375
5.70%, due 1/24/22	415,000	467,079
6.30%, due 12/29/49 (b)	1,500,000	1,651,875
Bank of New York Mellon Corp. 4.625%, due 12/29/49 (b)	1,325,000	1,305,125
Barclays Bank PLC 6.05%, due 12/4/17 (a)	4,028,000	4,126,219
Barclays PLC 2.75%, due 11/8/19	3,740,000	3,776,039

	Principal Amount	Value
Banks (continued)
♦Citigroup, Inc.
2.50%, due 7/29/19	$5,880,000	$5,933,584
3.40%, due 5/1/26	1,950,000	1,924,106
3.70%, due 1/12/26	4,190,000	4,234,456
4.05%, due 7/30/22	580,000	607,287
5.30%, due 5/6/44	2,314,000	2,502,760
5.875%, due 1/30/42	3,489,000	4,264,524
Discover Bank
7.00%, due 4/15/20	1,340,000	1,495,508
8.70%, due 11/18/19	474,000	536,989
♦Goldman Sachs Group, Inc.
3.00%, due 4/26/22	11,325,000	11,415,056
3.625%, due 1/22/23	2,850,000	2,944,224
5.95%, due 1/18/18	1,000,000	1,030,110
6.15%, due 4/1/18	5,000,000	5,198,395
6.75%, due 10/1/37	7,000,000	8,728,559
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	11,500,000	11,576,199
4.85%, due 2/1/44	4,870,000	5,426,412
5.50%, due 10/15/40	745,000	880,854
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	8,465,363
♦Morgan Stanley
2.625%, due 11/17/21	5,755,000	5,740,077
4.30%, due 1/27/45	3,500,000	3,498,492
4.875%, due 11/1/22	3,945,000	4,290,097
5.00%, due 11/24/25	4,535,000	4,923,219
5.75%, due 1/25/21	5,000,000	5,562,280
Regions Bank 7.50%, due 5/15/18	392,000	413,263
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	5,985,000	6,153,185
6.00%, due 12/19/23	280,000	301,983
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,384,795
Wells Fargo & Co.
4.65%, due 11/4/44	1,110,000	1,121,233
4.90%, due 11/17/45	215,000	225,812
5.375%, due 11/2/43	1,070,000	1,185,909
5.606%, due 1/15/44	5,940,000	6,808,416
Wells Fargo Bank N.A. 5.85%, due 2/1/37	555,000	675,993

		145,685,138

Beverages 2.0%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	6,180,000	6,255,866
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	6,765,000	7,422,044

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
Constellation Brands, Inc.
3.875%, due 11/15/19	$5,000,000	$5,216,670
4.75%, due 11/15/24	1,905,000	2,072,985
PepsiCo, Inc. 4.00%, due 5/2/47	3,620,000	3,607,438

		24,575,003

Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	2,051,101
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	4,062,679

		6,113,780

Building Materials 0.6%
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	4,940,000	5,149,950
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,058,000

		7,207,950

Chemicals 1.2%
Air Liquide Finance S.A.
1.375%, due 9/27/19 (a)	3,625,000	3,567,634
1.75%, due 9/27/21 (a)	2,470,000	2,402,757
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,405,338
WR Grace & Co-Conn 5.125%, due 10/1/21 (a)	3,095,000	3,323,256

		14,698,985

Commercial Services 0.1%
United Rentals North America, Inc. 7.625%, due 4/15/22	1,344,000	1,402,800

Computers 1.3%
Apple, Inc.
1.55%, due 8/4/21	2,215,000	2,168,698
3.85%, due 8/4/46	1,605,000	1,555,386
Hewlett Packard Enterprise Co. 2.85%, due 10/5/18	6,145,000	6,216,092
HP, Inc. 4.65%, due 12/9/21	2,200,000	2,374,101
International Business Machines Corp. 1.90%, due 1/27/20	3,515,000	3,529,422

		15,843,699

Cosmetics & Personal Care 0.2%
Estee Lauder Cos., Inc. (The) 1.80%, due 2/7/20	2,365,000	2,371,766

	Principal Amount	Value
Diversified Financial Services 0.7%
Alterra Finance LLC 6.25%, due 9/30/20	$2,900,000	$3,249,769
Bear Stearns Cos. LLC 7.25%, due 2/1/18	275,000	286,377
CIT Group, Inc. 6.625%, due 4/1/18 (a)	2,765,000	2,890,807
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,805,052

		8,232,005

Electric 1.6%
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	3,000,000	3,360,834
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	3,000,000	3,324,354
IPALCO Enterprises, Inc.
3.45%, due 7/15/20	1,375,000	1,395,625
5.00%, due 5/1/18	1,000,000	1,027,500
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,615,415
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,078,219
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	641,390
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,558,376

		20,001,713

Electronics 0.8%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,299,398
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,005,202

		9,304,600

Entertainment 0.0%‡
Isle of Capri Casinos, Inc. 8.875%, due 6/15/20	450,000	463,500

Environmental Controls 0.4%
Waste Management, Inc. 2.40%, due 5/15/23	4,605,000	4,536,938

Finance—Auto Loans 0.4%
Ally Financial, Inc.
6.25%, due 12/1/17	53,000	54,325
7.50%, due 9/15/20	166,000	187,373
8.00%, due 11/1/31	3,580,000	4,260,200

		4,501,898

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card 0.4%
Capital One Bank USA N.A. 3.375%, due 2/15/23	$3,046,000	$3,066,904
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,564,280

		4,631,184

Finance—Leasing Companies 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	3,690,000	3,749,151
4.50%, due 5/15/21	1,240,000	1,310,713
Air Lease Corp. 4.25%, due 9/15/24	2,445,000	2,560,514
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,472,950

		10,093,328

Food 1.8%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,356,341
Mondelez International Holdings Netherlands B.V.
1.625%, due 10/28/19 (a)	4,170,000	4,108,897
2.00%, due 10/28/21 (a)	4,495,000	4,353,205
Tyson Foods, Inc. 5.15%, due 8/15/44	5,000,000	5,341,200
Unilever Capital Corp. 1.375%, due 7/28/21	4,450,000	4,298,424

		22,458,067

Food Services 0.3%
Aramark Services, Inc. 5.125%, due 1/15/24	4,000,000	4,220,000

Health Care—Products 0.8%
Alere, Inc. 6.50%, due 6/15/20	3,405,000	3,481,613
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	6,900,000	6,876,367

		10,357,980

Health Care—Services 1.5%
Anthem, Inc.
2.30%, due 7/15/18	7,949,000	7,991,654
4.65%, due 1/15/43	1,895,000	1,956,934
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,721,913
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (a)	2,690,000	2,871,575
6.50%, due 9/15/18 (a)	65,000	68,575

	Principal Amount	Value
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance, Inc.
5.75%, due 2/15/21 (a)	$825,000	$901,313
6.875%, due 7/15/17	1,250,000	1,260,938

		18,772,902

Home Builders 1.4%
CalAtlantic Group, Inc. 5.875%, due 11/15/24	2,320,000	2,494,000
KB Home 7.25%, due 6/15/18	4,700,000	4,923,250
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,685,730
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,180,000	3,346,950

		17,449,930

Home Furnishing 0.8%
Whirlpool Corp. 4.85%, due 6/15/21	8,850,000	9,669,280

Insurance 2.8%
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	600,000	638,998
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	2,020,000	2,150,134
6.50%, due 3/15/35 (a)	335,000	408,144
6.50%, due 5/1/42 (a)	3,675,000	4,634,263
Markel Corp.
3.625%, due 3/30/23	2,515,000	2,588,727
5.00%, due 3/30/43	2,500,000	2,621,070
Protective Life Corp.
6.40%, due 1/15/18	3,050,000	3,145,993
7.375%, due 10/15/19	4,180,000	4,685,312
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	3,946,255
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,185,000	1,672,062
Voya Financial, Inc.
2.90%, due 2/15/18	2,577,000	2,598,910
3.65%, due 6/15/26	1,305,000	1,299,613
XLIT, Ltd. 3.616%, due 10/29/49 (b)	4,475,000	3,803,750

		34,193,231

Internet 0.4%
Match Group, Inc. 6.75%, due 12/15/22	4,820,000	5,039,937

Iron & Steel 0.3%
ArcelorMittal 7.75%, due 10/15/39	3,100,000	3,541,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Lodging 1.5%
MGM Resorts International 6.00%, due 3/15/23	$5,000,000	$5,462,500
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,744,520
4.25%, due 3/1/22	6,370,000	6,689,392
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (a)	4,570,000	4,729,950

		18,626,362

Media 2.9%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	4,000,000	4,248,096
DISH DBS Corp. 4.625%, due 7/15/17	600,000	602,250
NBC Universal Media LLC
5.15%, due 4/30/20	7,900,000	8,629,676
5.95%, due 4/1/41	1,989,000	2,438,076
Time Warner Cable, Inc. 8.75%, due 2/14/19	7,000,000	7,787,969
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,600,272
Time Warner, Inc. 3.80%, due 2/15/27	5,660,000	5,635,130
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,235,400

		35,176,869

Mining 0.4%
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	3,985,000	4,585,241

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	6,010,875
Textron Financial Corp. 2.774%, due 2/15/67 (a)(b)	5,685,000	4,562,213

		10,573,088

Oil & Gas 1.6%
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,859,200
CITGO Petroleum Corp. 6.25%, due 8/15/22 (a)	4,025,000	4,105,500
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	5,295,937
Marathon Petroleum Corp.
5.00%, due 9/15/54	2,080,000	1,863,528
6.50%, due 3/1/41	1,580,000	1,785,465

	Principal Amount	Value
Oil & Gas (continued)
Valero Energy Corp. 6.625%, due 6/15/37	$4,000,000	$4,754,572

		19,664,202

Pharmaceuticals 0.8%
Actavis Funding SCS 4.75%, due 3/15/45	2,435,000	2,480,026
Zoetis, Inc.
3.25%, due 2/1/23	3,885,000	3,961,099
4.70%, due 2/1/43	2,745,000	2,843,202

		9,284,327

Pipelines 2.8%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,790,573
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	4,130,000	4,237,140
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (a)	2,850,000	2,967,563
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	422,216
MPLX, L.P. 4.875%, due 6/1/25	5,305,000	5,642,504
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,492,665
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,592,785
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	4,000,000	4,290,000

		34,435,446

Real Estate 0.5%
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,779,004

Real Estate Investment Trusts 0.9%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,541,348
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	139,424
Ventas Realty, L.P. / Ventas Capital Corp.
4.00%, due 4/30/19	2,920,000	3,012,929
4.25%, due 3/1/22	1,370,000	1,448,134
Welltower, Inc.
3.75%, due 3/15/23	570,000	587,166
5.25%, due 1/15/22	2,445,000	2,692,842

		11,421,843

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail 2.3%
CVS Health Corp. 2.80%, due 7/20/20	$6,880,000	$7,009,722
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(c)	61,953	68,257
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	6,032,899
Dollar Tree, Inc. 5.75%, due 3/1/23	2,750,000	2,917,750
L Brands, Inc. 8.50%, due 6/15/19	127,000	141,605
Macy’s Retail Holdings, Inc. 7.45%, due 7/15/17	2,740,000	2,771,370
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,412,493
QVC, Inc.
4.45%, due 2/15/25	1,535,000	1,510,250
4.85%, due 4/1/24	1,550,000	1,579,712

		28,444,058

Semiconductors 0.7%
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	3,825,000	4,116,656
Qorvo, Inc. 6.75%, due 12/1/23	3,618,000	3,925,530

		8,042,186

Software 0.7%
Microsoft Corp.
2.00%, due 8/8/23	3,540,000	3,443,177
4.10%, due 2/6/37	2,090,000	2,174,267
MSCI, Inc. 4.75%, due 8/1/26 (a)	2,865,000	2,943,788

		8,561,232

Telecommunications 3.0%
♦AT&T, Inc.
3.80%, due 3/1/24	5,920,000	6,021,339
5.00%, due 3/1/21	6,300,000	6,839,620
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	1,022,863
Level 3 Financing, Inc.
5.375%, due 1/15/24	2,160,000	2,244,974
5.375%, due 5/1/25	1,845,000	1,923,412
Sprint Capital Corp.
6.875%, due 11/15/28	755,000	817,288
6.90%, due 5/1/19	475,000	507,656
8.75%, due 3/15/32	325,000	399,952
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (a)	7,290,000	7,353,787

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc. 6.375%, due 3/1/25	$500,000	$546,410
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	553,200
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,512,121
Verizon Communications, Inc.
3.45%, due 3/15/21	785,000	809,619
5.15%, due 9/15/23	1,955,000	2,163,583

		36,715,824

Toys, Games & Hobbies 0.3%
Hasbro, Inc.
5.10%, due 5/15/44	2,045,000	2,101,548
6.35%, due 3/15/40	1,500,000	1,771,158

		3,872,706

Total Corporate Bonds (Cost $671,018,624)		684,421,346

Foreign Government Bonds 0.4%
Sovereign 0.4%
Colombia Government International Bond 5.00%, due 6/15/45	4,500,000	4,545,000

Total Foreign Government Bonds (Cost $4,640,661)		4,545,000

Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 1.212%, due 12/25/36 (a)(b)	80,241	72,013
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.31%, due 12/10/49 (d)	2,683,497	2,703,859
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,447,188	2,693,910
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	645,103	645,972
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.179%, due 2/15/51 (d)	155,213	155,037

		6,270,791

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.28%, due 2/25/42 (a)(b)(c)(e)	$283,489	$241,838

Total Mortgage-Backed Securities (Cost $6,646,092)		6,512,629

U.S. Government & Federal Agencies 38.5%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	123	133

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.2%
2.50%, due 1/1/32	5,849,489	5,892,033
2.50%, due 8/1/46	6,268,468	6,043,597
2.756%, due 6/1/35 (b)	72,154	75,951
3.00%, due 6/1/43	7,068,132	7,096,744
3.00%, due 5/1/46	4,687,794	4,684,499
3.50%, due 12/1/41	6,671,391	6,890,314
3.50%, due 5/1/42	6,132,818	6,334,284
3.50%, due 2/1/43	6,169,509	6,372,157
3.50%, due 5/1/43	2,511,408	2,593,909
3.50%, due 5/1/44	9,033,032	9,337,711
3.50%, due 5/1/46	5,710,872	5,877,380
4.00%, due 8/1/31	1,589,722	1,694,902
4.00%, due 1/1/41	2,237,636	2,390,739
4.00%, due 2/1/41	3,945,561	4,195,021
4.00%, due 4/1/41	1,034,876	1,098,374
4.00%, due 1/1/42	12,440,013	13,261,481
4.00%, due 6/1/42	4,533,212	4,812,660
4.00%, due 8/1/44	7,698,298	8,203,834
4.50%, due 9/1/39	300,321	327,843
4.50%, due 1/1/40	2,152,034	2,338,647
4.50%, due 12/1/40	1,552,427	1,694,616
4.50%, due 5/1/41	1,427,734	1,550,640
4.50%, due 6/1/41	6,358,363	6,915,498
4.50%, due 8/1/41	2,661,311	2,884,088
5.00%, due 8/1/33	158,096	174,272
5.50%, due 1/1/21	45,222	47,455
5.50%, due 2/1/33	52,473	58,746
5.50%, due 7/1/34	167,744	188,895
5.50%, due 4/1/37	7,714	8,545
5.50%, due 5/1/37	5,600	6,211
5.50%, due 7/1/37	25,736	28,545
5.50%, due 1/1/38	59,096	67,012
6.00%, due 2/1/27	36,873	41,699
6.00%, due 3/1/36	47,993	54,521
6.50%, due 4/1/37	102,536	117,397

		113,360,220

	Principal Amount	Value
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.0%
3.50%, due 11/1/45	$5,768,310	$5,943,924
2.50%, due 11/1/31	10,547,170	10,616,298
2.50%, due 7/1/46	6,385,188	6,147,390
3.00%, due 4/1/43	2,138,770	2,148,249
3.50%, due 2/1/41	5,927,058	6,130,665
3.50%, due 3/1/41	515,290	532,991
3.50%, due 11/1/41	9,317,716	9,638,603
3.50%, due 1/1/42	1,695,185	1,760,034
3.50%, due 3/1/42	3,533,729	3,653,082
3.50%, due 10/1/42	2,946,910	3,040,072
3.50%, due 2/1/43	3,192,159	3,305,514
3.50%, due 3/1/43	5,940,477	6,128,912
3.50%, due 5/1/43	2,579,685	2,665,121
3.50%, due 6/1/43	857,037	884,177
4.00%, due 9/1/31	1,217,418	1,293,649
4.00%, due 11/1/40	1,071,449	1,144,589
4.00%, due 1/1/41	2,780,479	2,965,888
4.00%, due 2/1/41	12,611,457	13,334,080
4.00%, due 3/1/41	2,741,560	2,928,308
4.00%, due 10/1/41	3,481,840	3,719,305
4.00%, due 1/1/42	6,537,416	6,944,213
4.00%, due 2/1/42	1,457,562	1,537,520
4.00%, due 3/1/42	8,647,656	9,193,057
4.00%, due 7/1/42	1,536,508	1,625,863
4.00%, due 9/1/42	3,889,410	4,132,368
4.50%, due 4/1/18	5,779	5,931
4.50%, due 7/1/18	34,706	35,620
4.50%, due 11/1/18	51,976	53,345
4.50%, due 6/1/23	123,229	130,020
4.50%, due 6/1/39	7,239,470	7,838,848
4.50%, due 8/1/39	3,206,868	3,499,313
4.50%, due 9/1/39	3,071,092	3,319,588
4.50%, due 1/1/40	445,911	481,327
4.50%, due 8/1/40	795,926	858,197
4.50%, due 9/1/40	6,273,253	6,793,753
4.50%, due 12/1/40	6,349,826	6,889,454
4.50%, due 7/1/41	3,254,518	3,530,499
4.50%, due 8/1/41	1,710,389	1,855,346
4.50%, due 8/1/42	1,801,395	1,954,060
5.00%, due 9/1/17	3,983	4,091
5.00%, due 9/1/20	4,650	4,776
5.00%, due 10/1/20	39,911	41,679
5.00%, due 12/1/20	64,317	67,073
5.00%, due 7/1/33	325,735	358,097
5.00%, due 10/1/33	134,260	147,580
5.00%, due 5/1/35	734,562	806,074
5.00%, due 6/1/35	1,335,656	1,463,483
5.00%, due 7/1/35	119,205	130,645
5.00%, due 1/1/36	151,064	165,759
5.00%, due 2/1/36	1,133,134	1,243,751

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/1/36	$408,704	$448,571
5.00%, due 9/1/36	111,872	122,784
5.50%, due 6/1/21	77,392	80,940
5.50%, due 6/1/33	737,071	825,335
5.50%, due 11/1/33	121,692	136,464
5.50%, due 12/1/33	86,333	96,808
5.50%, due 4/1/34	308,053	345,091
5.50%, due 5/1/34	432,817	485,112
5.50%, due 6/1/34	114,865	128,785
5.50%, due 3/1/35	163,620	183,255
5.50%, due 4/1/36	279,824	312,853
5.50%, due 12/1/36	68,992	77,045
5.50%, due 1/1/37	370,209	423,789
5.50%, due 4/1/37	242,791	270,776
5.50%, due 7/1/37	448,261	513,415
5.50%, due 8/1/37	98,920	110,695
5.50%, due 9/1/37	2,644	2,956
6.00%, due 8/1/17	497	499
6.00%, due 1/1/33	46,652	53,306
6.00%, due 3/1/33	49,938	56,672
6.00%, due 8/1/34	2,019	2,302
6.00%, due 9/1/35	133,138	153,987
6.00%, due 6/1/36	49,674	56,247
6.00%, due 12/1/36	113,224	129,806
6.00%, due 4/1/37	30,762	32,611
6.00%, due 9/1/37	13,021	14,744
6.00%, due 10/1/37	96,299	102,803
6.00%, due 11/1/37	9,057	10,255
6.00%, due 1/1/38	1,916	2,169
6.00%, due 11/1/38	108,338	122,674
6.50%, due 6/1/31	20,781	23,170
6.50%, due 8/1/31	10,839	12,134
6.50%, due 10/1/31	8,189	9,317
6.50%, due 6/1/32	31,039	34,769
6.50%, due 6/1/36	3,598	3,999
6.50%, due 7/1/36	6,828	7,701
6.50%, due 8/1/36	1,170	1,300
6.50%, due 11/1/36	53,536	60,555
6.50%, due 2/1/37	25,884	28,903
6.50%, due 7/1/37	4,614	5,134
6.50%, due 8/1/37	23,688	26,453
6.50%, due 9/1/37	49,000	55,048

		158,663,413

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.7%
3.50%, due 10/1/44 TBA (f)	4,850,000	5,040,590
4.00%, due 11/20/40	376,265	402,538
4.00%, due 12/20/44	3,456,022	3,659,261

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 2/15/29	$8,345	$9,461
6.00%, due 4/15/29	51,327	59,546
6.00%, due 8/15/32	110,543	128,309
6.50%, due 7/15/28	14,277	16,347
6.50%, due 5/15/29	7,576	8,808

		9,324,860

♦United States Treasury Bonds 5.2%
2.875%, due 8/15/45	3,509,000	3,449,512
2.50%, due 2/15/46	34,020,000	30,919,655
2.50%, due 5/15/46	7,093,000	6,441,884
2.875%, due 11/15/46	3,670,000	3,607,210
3.125%, due 8/15/44	3,510,000	3,627,504
3.375%, due 5/15/44	3,065,000	3,314,748
3.75%, due 11/15/43	2,100,000	2,419,429
5.375%, due 2/15/31	6,185,000	8,342,019
6.25%, due 5/15/30	1,240,000	1,773,782

		63,895,743

♦United States Treasury Notes 10.3%
2.50%, due 8/15/23	12,135,000	12,475,350
1.25%, due 1/31/20	16,110,000	16,038,890
2.00%, due 11/30/20	1,450,000	1,469,824
2.00%, due 12/31/21	5,770,000	5,822,288
2.00%, due 8/15/25	7,370,000	7,243,907
2.00%, due 11/15/26	37,805,000	36,886,452
2.125%, due 8/31/20	14,630,000	14,900,319
2.125%, due 5/15/25	24,525,000	24,374,588
2.50%, due 5/15/24	7,075,000	7,260,167

		126,471,785

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	722,103

Total U.S. Government & Federal Agencies (Cost $472,805,278)		472,438,257

Total Long-Term Bonds (Cost $1,155,110,655)		1,167,917,232

	Shares
Common Stocks 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (c)(e)(g)	2	1,358

Total Common Stock (Cost $4)		1,358

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 4.8%
Repurchase Agreement 4.8%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $58,685,970 (Collateralized by a United State Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $59,190,000 and a Market Value of $59,860,327)	$58,685,530	$58,685,530

Total Short-Term Investment (Cost $58,685,530)		58,685,530

Total Investments (Cost $1,213,796,189) (h)	100.1%	1,226,604,120
Other Assets, Less Liabilities	(0.1)	(1,378,174)
Net Assets	100.0%	$1,225,225,946

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.
(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $311,453, which represented less than one-tenth of a percent of the Fund’s net assets.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2017.

(e)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $243,196, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2017, the total net market value of these securities was $5,040,590, which represented 0.4% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Restricted security. (See Note 2M)

(h)	As of April 30, 2017, cost was $1,213,796,489 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$20,846,547
Gross unrealized depreciation	(8,038,916)

Net unrealized appreciation	$12,807,631

As of April 30, 2017, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	GBP	2,590,000	$3,231,711	$122,855

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Pound Sterling vs. U.S. Dollar	5/2/17	JPMorgan Chase Bank	GBP	2,590,000	$3,262,908	(91,658)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$31,197

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(242)	June 2017	$(52,419,469)	$(63,325)

1.	As of April 30, 2017, cash in the amount of $113,740 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

GBP—British Pound Sterling

MTN—Medium Term Note

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$684,421,346	$—	$684,421,346
Foreign Government Bonds	—	4,545,000	—	4,545,000
Mortgage-Backed Securities (b)	—	6,270,791	241,838	6,512,629
U.S. Government & Federal Agencies	—	472,438,257	—	472,438,257

Total Long-Term Bonds	—	1,167,675,394	241,838	1,167,917,232

Common Stocks (c)	—	—	1,358	1,358
Short-Term Investment
Repurchase Agreement	—	58,685,530	—	58,685,530
Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	122,855	—	122,855

Total Investments in Securities	$—	$1,226,483,779	$243,196	$1,226,726,975

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (d)	$—	$(91,658)	$—	$(91,658)
Futures Contracts (d)	(63,325)	—	—	(63,325)

Total Other Financial Instruments	$(63,325)	$(91,658)	$—	$(154,983)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $241,838 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,358 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017 (b)
Long-Term Bonds
Corporate Bonds
Oil & Gas	$72,000	$(563)	$—	$—	$—	$(71,437)	$—	$—	$—	$—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	254,444	—	—	3,252	—	(15,858)	—	—	241,838	3,252
Common Stock
Media	1,071	—	—	287	—	—	—	—	1,358	287

Total	$327,515	$(563)	$—	$3,539	$—	$(87,295)	$—	$—	$243,196	$3,539

(a)	Sales include principal reductions.

(b)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,213,796,189)	$1,226,604,120
Cash collateral on deposit at broker	113,740
Cash	76,286
Receivables:
Investment securities sold	15,892,365
Dividends and interest	10,236,871
Fund shares sold	1,600,820
Variation margin on futures contracts	11,344
Other assets	86,731
Unrealized appreciation on foreign currency forward contracts	122,855

Total assets	1,254,745,132

Liabilities
Payables:
Investment securities purchased	26,943,679
Fund shares redeemed	962,332
Manager (See Note 3)	397,750
Shareholder communication	268,114
Transfer agent (See Note 3)	236,812
Professional fees	52,575
NYLIFE Distributors (See Note 3)	43,480
Custodian	28,871
Trustees	2,632
Accrued expenses	9,365
Dividend payable	481,918
Unrealized depreciation on foreign currency forward contracts	91,658

Total liabilities	29,519,186

Net assets	$1,225,225,946

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$116,137
Additional paid-in capital	1,238,807,768

1,238,923,905
Undistributed net investment income	168,886
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(26,642,648)
Net unrealized appreciation (depreciation) on investments and futures contracts	12,744,606
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	31,197

Net assets	$1,225,225,946

Class A
Net assets applicable to outstanding shares	$74,295,507

Shares of beneficial interest outstanding	7,045,467

Net asset value per share outstanding	$10.55
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.05

Investor Class
Net assets applicable to outstanding shares	$9,033,916

Shares of beneficial interest outstanding	851,941

Net asset value per share outstanding	$10.60
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.10

Class B
Net assets applicable to outstanding shares	$5,516,234

Shares of beneficial interest outstanding	522,477

Net asset value and offering price per share outstanding	$10.56

Class C
Net assets applicable to outstanding shares	$22,403,569

Shares of beneficial interest outstanding	2,119,558

Net asset value and offering price per share outstanding	$10.57

Class I
Net assets applicable to outstanding shares	$1,110,088,736

Shares of beneficial interest outstanding	105,228,705

Net asset value and offering price per share outstanding	$10.55

Class R1
Net assets applicable to outstanding shares	$3,656,983

Shares of beneficial interest outstanding	346,758

Net asset value and offering price per share outstanding	$10.55

Class R2
Net assets applicable to outstanding shares	$125,311

Shares of beneficial interest outstanding	11,886

Net asset value and offering price per share outstanding	$10.54

Class R3
Net assets applicable to outstanding shares	$79,284

Shares of beneficial interest outstanding	7,516

Net asset value and offering price per share outstanding	$10.55

Class R6
Net assets applicable to outstanding shares	$26,406

Shares of beneficial interest outstanding	2,504

Net asset value and offering price per share outstanding	$10.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,465,059
Other income	770
Dividends	535

Total income	20,466,364

Expenses
Manager (See Note 3)	2,993,184
Transfer agent (See Note 3)	837,746
Distribution/Service—Class A (See Note 3)	306,519
Distribution/Service—Investor Class (See Note 3)	11,115
Distribution/Service—Class B (See Note 3)	29,500
Distribution/Service—Class C (See Note 3)	121,643
Distribution/Service—Class R2 (See Note 3)	144
Distribution/Service—Class R3 (See Note 3)	194
Shareholder communication	275,018
Registration	75,902
Professional fees	51,924
Trustees	15,756
Custodian	15,382
Shareholder service (See Note 3)	1,908
Miscellaneous	28,878

Total expenses before waiver/reimbursement	4,764,813
Expense waiver/reimbursement from Manager (See Note 3)	(556,606)

Net expenses	4,208,207

Net investment income (loss)	16,258,157

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,160,676)
Futures transactions	1,844,191
Foreign currency transactions	160,534

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,155,951)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,562,231)
Futures contracts	382,911
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(185,233)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(12,364,553)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(13,520,504)

Net increase (decrease) in net assets resulting from operations	$2,737,653

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,258,157	$39,066,231
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,155,951)	(10,673,274)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(12,364,553)	34,059,631

Net increase (decrease) in net assets resulting from operations	2,737,653	62,452,588

Dividends to shareholders:
From net investment income:
Class A	(2,859,118)	(9,825,205)
Investor Class	(106,768)	(236,429)
Class B	(48,381)	(144,332)
Class C	(199,258)	(539,757)
Class I	(13,408,732)	(28,053,614)
Class R1	(49,935)	(109,414)
Class R2	(1,446)	(22,939)
Class R3	(860)	(646)
Class R6	(374)	(748)

Total dividends to shareholders	(16,674,872)	(38,933,084)

Capital share transactions:
Net proceeds from sale of shares	195,617,208	345,156,378
Net asset value of shares issued to shareholders in reinvestment of dividends	13,846,244	32,919,137
Cost of shares redeemed	(248,309,956)	(696,955,352)

Increase (decrease) in net assets derived from capital share transactions	(38,846,504)	(318,879,837)

Net increase (decrease) in net assets	(52,783,723)	(295,360,333)

Net Assets
Beginning of period	1,278,009,669	1,573,370,002

End of period	$1,225,225,946	$1,278,009,669

Undistributed net investment income at end of period	$168,886	$585,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.66	$10.46	$10.82	$10.71		$11.14		$10.85

Net investment income (loss)	0.13	0.28	0.27	0.34		0.34		0.35
Net realized and unrealized gain (loss) on investments	(0.11)	0.18	(0.32)	0.12		(0.39)		0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.02	0.47	(0.05)	0.46		(0.05)		0.85

Less dividends and distributions:
From net investment income	(0.13)	(0.27)	(0.27)	(0.34)		(0.35)		(0.36)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.13)	(0.27)	(0.31)	(0.35)		(0.38)		(0.56)

Net asset value at end of period	$10.55	$10.66	$10.46	$10.82		$10.71		$11.14

Total investment return (a)	0.22%	4.56%	(0.43%)	4.33%		(0.45%)		8.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%††	2.55%	2.56%	3.11%		3.11%		3.27%
Net expenses	0.92%††	1.00%	1.08%	0.86%		0.89%		0.89%
Expenses (before waiver/reimbursement)	0.96%††	1.13%	1.11%	0.96%		0.97%		0.98%
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$74,296	$294,002	$507,633	$324,814		$58,425		$66,161

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.71	$10.51	$10.88	$10.77		$11.20		$10.90

Net investment income (loss)	0.13	0.29	0.28	0.34		0.33		0.34
Net realized and unrealized gain (loss) on investments	(0.11)	0.19	(0.33)	0.11		(0.40)		0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.02	0.49	(0.05)	0.45		(0.07)		0.85

Less dividends and distributions:
From net investment income	(0.13)	(0.29)	(0.28)	(0.33)		(0.33)		(0.35)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.13)	(0.29)	(0.32)	(0.34)		(0.36)		(0.55)

Net asset value at end of period	$10.60	$10.71	$10.51	$10.88		$10.77		$11.20

Total investment return (a)	0.06%	4.81%	(0.46%)	4.16%		(0.57%)		8.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%††	2.71%	2.64%	3.03%		3.00%		3.16%
Net expenses	1.02%††	0.83%	1.01%	1.01%		1.00%		1.00%
Expenses (before waiver/reimbursement)	1.06%††	0.98%	1.03%	1.10%		1.09%		1.09%
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$9,034	$9,232	$8,350	$7,590		$8,352		$8,670

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.67	$10.47	$10.84	$10.72		$11.15		$10.86

Net investment income (loss)	0.11	0.21	0.20	0.25		0.25		0.26
Net realized and unrealized gain (loss) on investments	(0.13)	0.19	(0.33)	0.12		(0.40)		0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	(0.02)	0.41	(0.13)	0.37		(0.15)		0.76

Less dividends and distributions:
From net investment income	(0.09)	(0.21)	(0.20)	(0.24)		(0.25)		(0.27)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.09)	(0.21)	(0.24)	(0.25)		(0.28)		(0.47)

Net asset value at end of period	$10.56	$10.67	$10.47	$10.84		$10.72		$11.15

Total investment return (a)	(0.22%)	3.95%	(1.21%)	3.50%		(1.33%)		7.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%††	1.96%	1.89%	2.28%		2.24%		2.41%
Net expenses	1.77%††	1.57%	1.76%	1.76%		1.75%		1.75%
Expenses (before waiver/reimbursement)	1.81%††	1.73%	1.78%	1.85%		1.84%		1.84%
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$5,516	$6,746	$6,205	$6,794		$7,896		$10,129

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.68	$10.48	$10.85	$10.73		$11.17		$10.87

Net investment income (loss)	0.11	0.21	0.20	0.25		0.25		0.26
Net realized and unrealized gain (loss) on investments	(0.13)	0.19	(0.33)	0.12		(0.41)		0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	(0.02)	0.41	(0.13)	0.37		(0.16)		0.77

Less dividends and distributions:
From net investment income	(0.09)	(0.21)	(0.20)	(0.24)		(0.25)		(0.27)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.09)	(0.21)	(0.24)	(0.25)		(0.28)		(0.47)

Net asset value at end of period	$10.57	$10.68	$10.48	$10.85		$10.73		$11.17

Total investment return (a)	(0.22%)	3.95%	(1.20%)	3.49%		(1.42%)		7.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%††	1.96%	1.89%	2.28%		2.24%		2.41%
Net expenses	1.77%††	1.58%	1.75%	1.76%		1.75%		1.75%
Expenses (before waiver/reimbursement)	1.81%††	1.73%	1.78%	1.85%		1.84%		1.84%
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$22,404	$28,430	$24,259	$26,485		$28,683		$39,141

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.66	$10.46	$10.83	$10.72		$11.15		$10.85

Net investment income (loss)	0.14	0.31	0.32	0.37		0.38		0.38
Net realized and unrealized gain (loss) on investments	(0.10)	0.19	(0.33)	0.12		(0.40)		0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.04	0.51	(0.01)	0.49		(0.02)		0.89

Less dividends and distributions:
From net investment income	(0.15)	(0.31)	(0.32)	(0.37)		(0.38)		(0.39)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.15)	(0.31)	(0.36)	(0.38)		(0.41)		(0.59)

Net asset value at end of period	$10.55	$10.66	$10.46	$10.83		$10.72		$11.15

Total investment return (a)	0.39%	4.96%	(0.05%)	4.60%		(0.17%)		8.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%††	2.94%	3.05%	3.43%		3.41%		3.55%
Net expenses	0.60%††	0.60%	0.60%	0.60%		0.60%		0.60%
Expenses (before waiver/reimbursement)	0.71%††	0.88%	0.86%	0.71%		0.72%		0.73%
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$1,110,089	$935,533	$1,021,724	$852,556		$762,533		$756,608

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,						June 29, 2012** through October 31,
Class R1	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.66	$10.46	$10.83	$10.72		$11.15		$10.87

Net investment income (loss)	0.14	0.30	0.31	0.36		0.36		0.12
Net realized and unrealized gain (loss) on investments	(0.11)	0.19	(0.33)	0.12		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.03	0.50	(0.02)	0.48		(0.03)		0.40

Less dividends and distributions:
From net investment income	(0.14)	(0.30)	(0.31)	(0.36)		(0.37)		(0.12)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.14)	(0.30)	(0.35)	(0.37)		(0.40)		(0.12)

Net asset value at end of period	$10.55	$10.66	$10.46	$10.83		$10.72		$11.15

Total investment return (a)	0.34%	4.86%	(0.14%)	4.49%		(0.27%)		3.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%††	2.84%	2.95%	3.31%		3.30%		3.36	%††
Net expenses	0.70%††	0.70%	0.70%	0.70%		0.70%		0.73	%††
Expenses (before waiver/reimbursement)	0.81%††	0.98%	0.96%	0.81%		0.82%		0.82	%††
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$3,657	$3,846	$3,907	$34		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,						June 29, 2012** through October 31,
Class R2	2017*	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.65	$10.46	$10.82	$10.71		$11.14		$10.86

Net investment income (loss)	0.13	0.31	0.29	0.34		0.33		0.11
Net realized and unrealized gain (loss) on investments	(0.11)	0.15	(0.33)	0.11		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.02	0.46	(0.04)	0.45		(0.06)		0.39

Less dividends and distributions:
From net investment income	(0.13)	(0.27)	(0.28)	(0.33)		(0.34)		(0.11)
From net realized gain on investments	—	—	(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.13)	(0.27)	(0.32)	(0.34)		(0.37)		(0.11)

Net asset value at end of period	$10.54	$10.65	$10.46	$10.82		$10.71		$11.14

Total investment return (a)	0.19%	4.44%	(0.35%)	4.24%		(0.52%)		3.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%††	2.64%	2.67%	3.09%		3.04%		3.10	%††
Net expenses	0.95%††	0.95%	0.95%	0.95%		0.95%		0.98	%††
Expenses (before waiver/reimbursement)	1.05%††	1.24%	1.20%	1.06%		1.07%		1.07	%††
Portfolio turnover rate	27%	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of period (in 000’s)	$125	$115	$1,266	$27		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.66	$10.31

Net investment income (loss)	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.11)	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.01

Total from investment operations	0.01	0.51

Less dividends:
From net investment income	(0.12)	(0.16)

Net asset value at end of period	$10.55	$10.66

Total investment return (a)	0.07%	4.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	2.19%	2.26%
Net expenses††	1.20%	1.20%
Expenses (before reimbursement/waiver)††	1.31%	1.48%
Portfolio turnover rate	27%	21%
Net assets at end of period (in 000’s)	$79	$79

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2017*		Year ended October 31, 2016	December 29, 2014** through October 31, 2015
Net asset value at beginning of period	$10.66		$10.46	$10.71

Net investment income (loss)	0.14		0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.10)		0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	—

Total from investment operations	0.04		0.52	0.02

Less dividends:
From net investment income	(0.15)		(0.32)	(0.27)

Net asset value at end of period	$10.55		$10.66	$10.46

Total investment return (a)	0.40%		5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.82	%††	3.02%	3.07%††
Net expenses	0.57	%††	0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.57	%††	0.54%	0.55%††
Portfolio turnover rate	27%		21%	28%
Net assets at end of period (in 000’s)	$27		$26	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers ten classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

29

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

30	MainStay Total Return Bond Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective

31

Notes to Financial Statements (Unaudited) (continued)

interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal

32	MainStay Total Return Bond Fund

course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(M)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior

33

Notes to Financial Statements (Unaudited) (continued)

registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$122,855	$—	$122,855

Total Fair Value		$122,855	$—	$122,855

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(63,325)	$(63,325)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(91,658)	—	(91,658)

Total Fair Value		$(91,658)	$(63,325)	$(154,983)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$1,844,191	$1,844,191
Forward Contracts	Net realized gain (loss) on foreign currency transactions	147,062	—	147,062

Total Realized Gain (Loss)		$147,062	$1,844,191	$1,991,253

34	MainStay Total Return Bond Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$382,911	$382,911
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(200,368)	—	(200,368)

Total Change in Unrealized Appreciation (Depreciation)		$(200,368)	$382,911	$182,543

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$7,866,625	$7,866,625
Futures Contracts Short	$—	$(140,305,029)	$(140,305,029)
Forward Contracts Long	$3,241,360	$—	$3,241,360
Forward Contracts Short	$(3,689,699)	$—	$(3,689,699)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to

$1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.90% and Class I, 0.60%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to February 28, 2017, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 0.92%.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $2,993,184 and waived its fees and/or reimbursed expenses in the amount of $556,606.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25%

35

Notes to Financial Statements (Unaudited) (continued)

of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,812
Class R2	58
Class R3	38

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,032 and $3,269, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,317, $8,165 and $1,821, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$165,086
Investor Class	10,705
Class B	7,094
Class C	29,244
Class I	623,029
Class R1	2,458
Class R2	78
Class R3	52

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$28,009	22.4%
Class R3	26,262	33.1
Class R6	26,418	100.0

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$38,933,084

Note 5–Restricted Securities

As of April 30, 2017, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	4/30/17 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/12/10	$2	$4	$1,358	0.0	%‡

‡	Less than one-tenth of a percent.

36	MainStay Total Return Bond Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to

Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of U.S. government securities were $222,133 and $194,898, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $96,557 and $160,847, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	4,084,252	$42,653,329
Shares issued to shareholders in reinvestment of dividends and distributions	103,655	1,082,296
Shares redeemed	(5,247,467)	(55,041,499)

Net increase (decrease) in shares outstanding before conversion	(1,059,560)	(11,305,874)
Shares converted into Class A (See Note 1)	28,342	295,533
Shares converted from Class A (See Note 1)	(19,516,084)	(204,144,104)

Net increase (decrease)	(20,547,302)	$(215,154,445)

Year ended October 31, 2016:
Shares sold	8,603,156	$90,658,335
Shares issued to shareholders in reinvestment of dividends and distributions	411,403	4,293,227
Shares redeemed	(29,801,751)	(313,490,578)

Net increase (decrease) in shares outstanding before conversion	(20,787,192)	(218,539,016)
Shares converted into Class A (See Note 1)	81,271	859,207
Shares converted from Class A (See Note 1)	(251,933)	(2,693,673)

Net increase (decrease)	(20,957,854)	$(220,373,482)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	88,976	$936,064
Shares issued to shareholders in reinvestment of dividends and distributions	10,019	105,215
Shares redeemed	(118,627)	(1,247,141)

Net increase (decrease) in shares outstanding before conversion	(19,632)	(205,862)
Shares converted into Investor Class (See Note 1)	32,371	340,540
Shares converted from Investor Class (See Note 1)	(22,513)	(236,400)

Net increase (decrease)	(9,774)	$(101,722)

Year ended October 31, 2016:
Shares sold	220,774	$2,335,993
Shares issued to shareholders in reinvestment of dividends and distributions	22,015	233,179
Shares redeemed	(161,508)	(1,700,013)

Net increase (decrease) in shares outstanding before conversion	81,281	869,159
Shares converted into Investor Class (See Note 1)	57,029	606,514
Shares converted from Investor Class (See Note 1)	(70,809)	(753,327)

Net increase (decrease)	67,501	$722,346

37

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	20,338	$213,606
Shares issued to shareholders in reinvestment of dividends and distributions	4,035	42,177
Shares redeemed	(117,155)	(1,225,343)

Net increase (decrease) in shares outstanding before conversion	(92,782)	(969,560)
Shares converted from Class B (See Note 1)	(17,120)	(178,316)

Net increase (decrease)	(109,902)	$(1,147,876)

Year ended October 31, 2016:
Shares sold	318,542	$3,313,825
Shares issued to shareholders in reinvestment of dividends and distributions	10,562	111,355
Shares redeemed	(260,550)	(2,757,425)

Net increase (decrease) in shares outstanding before conversion	68,554	667,755
Shares converted from Class B (See Note 1)	(28,876)	(303,807)

Net increase (decrease)	39,678	$363,948

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	181,542	$1,903,822
Shares issued to shareholders in reinvestment of dividends and distributions	15,433	161,549
Shares redeemed	(739,536)	(7,755,055)

Net increase (decrease)	(542,561)	$(5,689,684)

Year ended October 31, 2016:
Shares sold	1,238,799	$12,951,730
Shares issued to shareholders in reinvestment of dividends and distributions	39,975	422,073
Shares redeemed	(931,002)	(9,769,985)

Net increase (decrease)	347,772	$3,603,818

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	14,294,151	$149,714,552
Shares issued to shareholders in reinvestment of dividends and distributions	1,186,893	12,402,392
Shares redeemed	(17,482,014)	(182,657,793)

Net increase (decrease) in shares outstanding before conversion	(2,000,970)	(20,540,849)
Shares converted into Class I (See Note 1)	19,476,374	203,922,747

Net increase (decrease)	17,475,404	$183,381,898

Year ended October 31, 2016:
Shares sold	22,170,723	$235,292,195
Shares issued to shareholders in reinvestment of dividends and distributions	2,635,629	27,725,556
Shares redeemed	(34,929,051)	(367,270,851)

Net increase (decrease) in shares outstanding before conversion	(10,122,699)	(104,253,100)
Shares converted into Class I (See Note 1)	213,305	2,285,086

Net increase (decrease)	(9,909,394)	$(101,968,014)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	17,096	$178,977
Shares issued to shareholders in reinvestment of dividends and distributions	4,780	49,935
Shares redeemed	(36,014)	(376,685)

Net increase (decrease)	(14,138)	$(147,773)

Year ended October 31, 2016:
Shares sold	36,796	$385,710
Shares issued to shareholders in reinvestment of dividends and distributions	10,397	109,414
Shares redeemed	(59,816)	(626,758)

Net increase (decrease)	(12,623)	$(131,634)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,574	$16,598
Shares issued to shareholders in reinvestment of dividends and distributions	139	1,446
Shares redeemed	(615)	(6,440)

Net increase (decrease)	1,098	$11,604

Year ended October 31, 2016:
Shares sold	12,704	$135,136
Shares issued to shareholders in reinvestment of dividends and distributions	2,200	22,939
Shares redeemed	(125,190)	(1,333,167)

Net increase (decrease)	(110,286)	$(1,175,092)

Class R3	Shares	Amount
Period ended April 30, 2017:
Shares sold	25	$260
Shares issued to shareholders in reinvestment of dividends and distributions	82	860

Net increase (decrease)	107	$1,120

Year ended October 31, 2016:
Shares sold	7,348	$78,120
Shares issued to shareholders in reinvestment of dividends and distributions	61	646

Net increase (decrease)	7,409	$78,766

Class R6	Shares	Amount
Six-month period ended April 30, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	36	$374

Net increase (decrease)	36	$374

Period ended October 31, 2016:
Shares sold	507	$5,334
Shares issued to shareholders in reinvestment of dividends and distributions	71	748
Shares redeemed	(599)	(6,575)

Net increase (decrease)	(21)	$(493)

38	MainStay Total Return Bond Fund

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

40	MainStay Total Return Bond Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail

42	MainStay Total Return Bond Fund

MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also noted its discussions with representatives from New York Life Investments regarding the Fund’s net management fee and total net expenses. The Board considered steps taken by New York Life Investments to mitigate the impact on the Fund’s expense ratios of investments by small accounts in the Fund, including New York Life Investments’ proposal to absorb some of these increased costs. Additionally, the Board considered that New York Life Investments had reduced the Fund’s management fee effective February 28, 2015 and made changes to its expense limitation agreement to implement a lower cap on expenses effective February 28, 2016. The Board also noted that, following discussion with the Board, New York Life Investments had agreed to further reduce the Fund’s expense limitation agreement.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay Total Return Bond Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737263 MS144-17	MSTRB10-06/17 (NYLIM) NL0B4

MainStay U.S. Equity Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	8.35 14.66%	12.00 18.52%	14.10 15.40%	5.58 6.19%	2.65 2.65%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	8.20 14.49	11.75 18.25	13.87 15.16	7.42 8.09	2.75 2.75
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	13.10 14.10	16.47 17.47	14.31 14.31	5.20 5.20	3.49 3.49
Class I Shares	No Sales Charge		6/29/2007	14.77	18.73	15.66	6.44	2.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Index[3]	13.46%	18.03%	13.63%	7.20%
Average Lipper Alternative Active Extension Fund[4]	13.85	17.88	13.22	6.42

3.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Average Lipper Alternative Active Extension Fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,146.60	$15.06	$1,010.80	$14.11	2.83%

Investor Class Shares	$1,000.00	$1,144.90	$15.58	$1,010.30	$14.60	2.93%

Class C Shares	$1,000.00	$1,141.00	$19.54	$1,006.50	$18.31	3.68%

Class I Shares	$1,000.00	$1,147.70	$13.79	$1,012.00	$12.92	2.59%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Internet Software & Services	7.0%
Banks	6.5
Pharmaceuticals	5.8
Oil, Gas & Consumable Fuels	5.6
IT Services	5.3
Technology Hardware, Storage & Peripherals	5.1
Biotechnology	4.9
Hotels, Restaurants & Leisure	4.8
Internet & Direct Marketing Retail	4.7
Capital Markets	4.6
Software	4.4
Health Care Providers & Services	4.3
Specialty Retail	4.3
Semiconductors & Semiconductor Equipment	4.1
Machinery	3.8
Chemicals	3.7
Health Care Equipment & Supplies	3.6
Food Products	3.2
Energy Equipment & Services	3.0
Media	3.0
Real Estate Investment Trusts	2.7
Household Products	2.5
Metals & Mining	2.5
Aerospace & Defense	2.4
Electronic Equipment, Instruments & Components	2.2
Life Sciences Tools & Services	2.0
Beverages	1.8
Diversified Telecommunication Services	1.8
Insurance	1.8
Professional Services	1.6

Trading Companies & Distributors	1.5%
Tobacco	1.4
Automobiles	1.3
Independent Power & Renewable Electricity Producers	1.2
Industrial Conglomerates	1.2
Health Care Technology	1.1
Commercial Services & Supplies	1.0
Thrifts & Mortgage Finance	1.0
Communications Equipment	0.9
Diversified Financial Services	0.8
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.8
Building Products	0.7
Wireless Telecommunication Services	0.7
Household Durables	0.6
Personal Products	0.6
Auto Components	0.4
Electric Utilities	0.3
Multi-Utilities	0.3
Electrical Equipment	0.2
Consumer Finance	0.1
Paper & Forest Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Food & Staples Retailing	0.0 ‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.1
Investments Sold Short	–30.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Apple, Inc.

3.	Microsoft Corp.

4.	Amazon.com, Inc.

5.	JPMorgan Chase & Co.

6.	Johnson & Johnson

7.	Exxon Mobil Corp.

8.	Bank of America Corp.

9.	AT&T, Inc.

10.	Facebook, Inc. Class A

Top Five Short Positions as of April 30, 2017 (Unaudited)

1.	Zillow Group, Inc.

2.	Proto Labs, Inc.

3.	Ocular Therapeutix, Inc.

4.	Accelerate Diagnostics, Inc.

5.	Evolent Health, Inc. Class A

8	MainStay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 14.66% for Class A shares, 14.49% for Investor Class shares and 14.10% for Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 14.77%. For the six months ended April 30, 2017, all share classes outperformed the 13.46% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index, and the 13.85% return of the Average Lipper2 Alternative Active Extension Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Russell 1000® Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock selection process—contributed modestly to relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Index came from industrials and financials. (Contributions take weightings and total returns into account.) In both sectors, stock selection was the main driver of the positive contributions. An underweight position relative to the Russell 1000® Index in the real estate sector also contributed positively to the Fund’s relative performance.

Consumer discretionary and energy were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. In consumer discretionary, stock selection detracted from the Fund’s relative performance. In energy, an overweight position detracted modestly from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was personal computing and mobile device maker Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. Large diversified financial institutions Bank of America and JPMorgan Chase were also among the strongest contributors to the Fund’s absolute performance, supported by accelerating growth in the U.S. and the likelihood of rising interest rates.

The most substantial detractor from the Fund’s absolute performance was a short position in telecommunication services company Straight Path Communications. The shares rose sharply after an announcement that the company was likely to be acquired. A short position in metals & mining company Century Aluminum also detracted from absolute performance. During the reporting period, earnings upgrades based on rising aluminum spot prices helped the stock provide strong returns. A short position in Textainer Group Holdings was a drag on the Fund’s absolute performance. The company focuses on the leasing of containers for dry freight bulk shipping, and its stock recovered alongside positive global trade data and firmer commodity prices.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established new positions that were overweight relative to the Russell 1000® Index in agricultural and construction equipment maker Deere & Co. and data storage device maker Western Digital. The Fund’s investment process viewed both companies as attractive because of attractive valuations and improving price and earnings trends.

The Fund exited positions in IT services company Cognizant Technologies and insurance provider Aetna. The Fund’s investment process viewed Cognizant as unattractive because the company’s valuation was less-than-compelling and its price and earnings trends were deteriorating. Aetna became less attractive to the Fund’s investment process because of increased shorting pressure and muted fundamentals.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000® Index in the consumer discretionary and financials sectors. Over the same period, the Fund modestly reduced its weightings relative to the Index in the health care and industrials sectors.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund’s most substantially overweight sector positions relative to the Russell 1000® Index were in the information technology and consumer discretionary sectors. As of the same date, the Fund held modestly underweight positions relative to the Index in the real estate and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Equity Opportunities Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 130.3%†
Aerospace & Defense 2.4%
Boeing Co.	55,800	$10,313,514
Huntington Ingalls Industries, Inc.	8,513	1,710,176
Lockheed Martin Corp.	13,100	3,529,795
Spirit AeroSystems Holdings, Inc. Class A	105,000	6,001,800
United Technologies Corp.	7,100	844,829

		22,400,114

Auto Components 0.4%
Lear Corp.	27,000	3,851,820

Automobiles 1.3%
General Motors Co.	224,228	7,767,258
Tesla, Inc. (a)	5,200	1,633,164
Thor Industries, Inc.	28,000	2,693,040

		12,093,462

Banks 6.5%
Banc of California, Inc.	115,500	2,506,350
♦Bank of America Corp.	670,283	15,644,405
Citigroup, Inc.	21,668	1,281,012
Customers Bancorp, Inc. (a)	103,800	3,210,534
First BanCorp (a)	178,200	1,047,816
First Hawaiian, Inc.	131,300	3,908,801
♦JPMorgan Chase & Co.	216,619	18,845,853
KeyCorp	59,900	1,092,576
OFG Bancorp	100,000	1,170,000
Wells Fargo & Co.	238,267	12,828,296

		61,535,643

Beverages 1.8%
Coca-Cola Bottling Co. Consolidated	15,900	3,368,574
Coca-Cola Co.	31,589	1,363,065
PepsiCo., Inc.	109,084	12,357,036

		17,088,675

Biotechnology 4.9%
AbbVie, Inc.	155,100	10,227,294
Amgen, Inc.	65,527	10,701,870
Biogen, Inc. (a)	29,700	8,054,937
Celgene Corp. (a)	12,800	1,587,840
Gilead Sciences, Inc.	138,600	9,501,030
United Therapeutics Corp. (a)	48,800	6,134,160

		46,207,131

Building Products 0.7%
Builders FirstSource, Inc. (a)	66,800	1,069,468
Johnson Controls International PLC	38,200	1,587,974
Owens Corning	59,200	3,602,320

		6,259,762

	Shares	Value
Capital Markets 4.6%
Ameriprise Financial, Inc.	49,600	$6,341,360
Bank of New York Mellon Corp.	161,834	7,615,908
Franklin Resources, Inc.	99,500	4,289,445
Lazard, Ltd. Class A	131,940	5,665,504
LPL Financial Holdings, Inc.	147,900	6,217,716
Raymond James Financial, Inc.	80,200	5,976,504
State Street Corp.	87,200	7,316,080

		43,422,517

Chemicals 3.7%
AdvanSix, Inc. (a)	96,708	2,636,260
Cabot Corp.	5,343	321,595
Chemours Co.	88,200	3,553,578
Huntsman Corp.	237,600	5,885,352
Koppers Holdings, Inc. (a)	63,300	2,687,085
Kronos Worldwide, Inc.	17,500	306,600
LyondellBasell Industries N.V. Class A	79,693	6,754,779
Mosaic Co.	220,800	5,946,144
Rayonier Advanced Materials, Inc.	211,700	2,805,025
Trinseo S.A.	48,300	3,207,120
Tronox, Ltd. Class A	65,500	1,081,405

		35,184,943

Commercial Services & Supplies 1.0%
ACCO Brands Corp. (a)	13,480	192,090
Brink’s Co.	50,500	3,100,700
Pitney Bowes, Inc.	206,300	2,741,727
Quad/Graphics, Inc.	134,600	3,534,596

		9,569,113

Communications Equipment 0.9%
Cisco Systems, Inc.	41,725	1,421,571
EchoStar Corp. Class A (a)	86,019	4,951,253
Juniper Networks, Inc.	61,000	1,834,270

		8,207,094

Consumer Finance 0.1%
Synchrony Financial	28,500	792,300

Diversified Financial Services 0.8%
Berkshire Hathaway, Inc. Class B (a)	44,589	7,366,549

Diversified Telecommunication Services 1.8%
♦ AT&T, Inc.	378,469	14,998,726
Verizon Communications, Inc.	52,438	2,407,429

		17,406,155

Electric Utilities 0.3%
Exelon Corp.	85,055	2,945,455

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.
∎	Among the Fund’s 5 largest short positions as of April 30, 2017. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.2%
General Cable Corp.	92,000	$1,656,000
Regal Beloit Corp.	9,521	750,731

		2,406,731

Electronic Equipment, Instruments & Components 2.2%
CDW Corp.	82,500	4,874,925
Insight Enterprises, Inc. (a)	40,500	1,705,050
Jabil Circuit, Inc.	201,641	5,851,622
Sanmina Corp. (a)	86,300	3,214,675
ScanSource, Inc. (a)	9,600	379,200
Tech Data Corp. (a)	11,800	1,128,670
TTM Technologies, Inc. (a)	202,218	3,383,107

		20,537,249

Energy Equipment & Services 3.0%
Archrock, Inc.	79,500	938,100
Baker Hughes, Inc.	112,900	6,702,873
Ensco PLC Class A	18,866	148,853
Exterran Corp. (a)	103,100	2,821,847
McDermott International, Inc. (a)	491,600	3,215,064
National Oilwell Varco, Inc.	170,800	5,972,876
Noble Corp. PLC	29,300	140,640
Oceaneering International, Inc.	216,800	5,721,352
Rowan Cos. PLC Class A (a)	99,900	1,405,593
Transocean, Ltd. (a)	136,000	1,500,080

		28,567,278

Food & Staples Retailing 0.0%‡
Wal-Mart Stores, Inc.	2,133	160,359

Food Products 3.2%
Archer-Daniels-Midland Co.	148,700	6,803,025
Bunge, Ltd.	78,567	6,209,150
Dean Foods Co.	167,400	3,304,476
Flowers Foods, Inc.	270,200	5,298,622
Ingredion, Inc.	2,120	262,498
Omega Protein Corp.	41,900	844,285
Pilgrim’s Pride Corp.	98,400	2,554,464
Sanderson Farms, Inc.	21,100	2,442,958
Tyson Foods, Inc. Class A	49,000	3,148,740

		30,868,218

Health Care Equipment & Supplies 3.6%
Abbott Laboratories	46,700	2,037,988
Alere, Inc. (a)	86,400	4,248,288
AngioDynamics, Inc. (a)	38,600	599,072
Baxter International, Inc.	125,000	6,960,000
Becton Dickinson & Co.	30,700	5,739,979
Danaher Corp.	25,000	2,083,250
Haemonetics Corp. (a)	225	9,423
Halyard Health, Inc. (a)	87,300	3,448,350

	Shares	Value
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.	15,400	$1,164,856
Integer Holdings Corp. (a)	63,200	2,322,600
Masimo Corp. (a)	33,802	3,472,817
OraSure Technologies, Inc. (a)	55,500	727,605
Orthofix International N.V. (a)	39,252	1,552,417

		34,366,645

Health Care Providers & Services 4.3%
Anthem, Inc.	37,462	6,664,115
Centene Corp. (a)	85,500	6,361,200
Express Scripts Holding Co. (a)	36,400	2,232,776
Magellan Health, Inc. (a)	9,906	681,533
McKesson Corp.	50,082	6,925,840
Molina Healthcare, Inc. (a)	33,600	1,672,944
RadNet, Inc. (a)	2,801	16,946
Select Medical Holdings Corp. (a)	51,600	709,500
UnitedHealth Group, Inc.	56,054	9,802,723
WellCare Health Plans, Inc. (a)	39,500	6,059,695

		41,127,272

Health Care Technology 1.1%
Allscripts Healthcare Solutions, Inc. (a)	388,500	4,650,345
HMS Holdings Corp. (a)	161,400	3,303,858
Quality Systems, Inc. (a)	173,100	2,468,406

		10,422,609

Hotels, Restaurants & Leisure 4.8%
Aramark	164,900	6,022,148
Brinker International, Inc.	73,700	3,256,803
Caesars Entertainment Corp. (a)	57,800	641,580
Carnival Corp.	108,800	6,720,576
ClubCorp Holdings, Inc.	188,000	2,528,600
Darden Restaurants, Inc.	58,400	4,975,096
International Game Technology PLC	251,000	5,572,200
Isle of Capri Casinos, Inc. (a)	3,887	89,634
McDonald’s Corp.	13,200	1,847,076
Norwegian Cruise Line Holdings, Ltd. (a)	117,800	6,352,954
Royal Caribbean Cruises, Ltd.	64,400	6,865,040
Wyndham Worldwide Corp.	942	89,782
Yum! Brands, Inc.	7,800	512,850

		45,474,339

Household Durables 0.6%
Beazer Homes USA, Inc. (a)	236,300	2,932,483
KB Home	3,600	74,160
La-Z-Boy, Inc.	11,910	332,289
Whirlpool Corp.	13,100	2,432,408

		5,771,340

Household Products 2.5%
Central Garden & Pet Co. (a)	48,900	1,848,420
Central Garden & Pet Co. Class A (a)	94,600	3,332,758
HRG Group, Inc. (a)	49,700	994,497

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Products (continued)
Procter & Gamble Co.	142,959	$12,484,609
Spectrum Brands Holdings, Inc.	37,400	5,375,502

		24,035,786

Independent Power & Renewable Electricity Producers 1.2%
AES Corp.	522,200	5,906,082
NRG Energy, Inc.	331,100	5,595,590

		11,501,672

Industrial Conglomerates 1.2%
General Electric Co.	171,185	4,962,653
Honeywell International, Inc.	52,900	6,937,306

		11,899,959

Insurance 1.8%
AmTrust Financial Services, Inc.	196,600	3,155,430
Assurant, Inc.	57,400	5,524,176
FNF Group	11,000	450,450
Prudential Financial, Inc.	71,700	7,674,051

		16,804,107

Internet & Direct Marketing Retail 4.7%
♦Amazon.com, Inc. (a)	21,323	19,723,562
Expedia, Inc.	48,032	6,422,839
Groupon, Inc. (a)	1,182,700	4,636,184
HSN, Inc.	88,100	3,250,890
Liberty Interactive Corp. QVC Group Class A (a)	288,700	6,114,666
Netflix, Inc. (a)	17,000	2,587,400
Priceline Group, Inc. (a)	1,200	2,216,184

		44,951,725

Internet Software & Services 7.0%
Akamai Technologies, Inc. (a)	100,700	6,136,658
♦Alphabet, Inc. (a)
Class A	14,937	13,809,555
Class C	17,123	15,512,753
Blucora, Inc. (a)	133,300	2,459,385
eBay, Inc. (a)	208,257	6,957,867
♦Facebook, Inc. Class A (a)	92,800	13,943,200
GoDaddy, Inc. Class A (a)	66,800	2,599,856
IAC/InterActiveCorp (a)	56,500	4,690,065

		66,109,339

IT Services 5.3%
Accenture PLC Class A	74,200	9,000,460
Booz Allen Hamilton Holding Corp.	91,700	3,294,781
CoreLogic, Inc. (a)	131,700	5,628,858
CSRA, Inc.	202,600	5,891,608
Euronet Worldwide, Inc. (a)	46,502	3,841,995
First Data Corp. Class A (a)	338,138	5,281,716
International Business Machines Corp.	27,607	4,425,126
Leidos Holdings, Inc.	6,100	321,226

	Shares	Value
IT Services (continued)
MasterCard, Inc. Class A	40,100	$4,664,432
Teradata Corp. (a)	22,711	662,707
Visa, Inc. Class A	79,400	7,242,868

		50,255,777

Life Sciences Tools & Services 2.0%
Bio-Rad Laboratories, Inc. Class A (a)	14,800	3,230,248
Bruker Corp.	255,300	6,226,767
PAREXEL International Corp. (a)	53,400	3,408,522
VWR Corp. (a)	207,200	5,855,472

		18,721,009

Machinery 3.8%
AGCO Corp.	4,100	262,359
Chart Industries, Inc. (a)	65,600	2,395,056
Deere & Co.	64,200	7,165,362
Global Brass & Copper Holdings, Inc.	38,900	1,386,785
Greenbrier Cos., Inc.	74,206	3,224,251
Meritor, Inc. (a)	150,600	2,682,186
Oshkosh Corp.	85,600	5,939,784
Supreme Industries, Inc.	6,734	134,949
Terex Corp.	101,300	3,543,474
Titan International, Inc.	44,272	474,153
Trinity Industries, Inc.	219,600	5,907,240
Wabash National Corp.	151,100	3,442,058

		36,557,657

Media 3.0%
Comcast Corp. Class A	348,520	13,658,499
Live Nation Entertainment, Inc. (a)	173,100	5,566,896
News Corp.
Class A	92,200	1,172,784
Class B	111,600	1,450,800
Omnicom Group, Inc.	5,300	435,236
Time, Inc.	5,700	86,640
Walt Disney Co.	54,075	6,251,070

		28,621,925

Metals & Mining 2.5%
Freeport-McMoRan, Inc. (a)	487,000	6,209,250
Newmont Mining Corp.	76,900	2,599,989
Nucor Corp.	38,264	2,346,731
Steel Dynamics, Inc.	172,816	6,245,570
SunCoke Energy, Inc. (a)	78,710	721,771
United States Steel Corp.	231,300	5,162,616

		23,285,927

Multi-Utilities 0.3%
CenterPoint Energy, Inc.	20,100	573,453
MDU Resources Group, Inc.	94,500	2,542,050

		3,115,503

Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	54,600	3,113,292
Apache Corp.	3,200	155,648

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Bill Barrett Corp. (a)	102,000	$391,680
Chevron Corp.	93,259	9,950,735
ConocoPhillips	89,754	4,300,114
DHT Holdings, Inc.	28,700	137,473
EOG Resources, Inc.	4,700	434,750
♦Exxon Mobil Corp.	205,345	16,766,419
Gulfport Energy Corp. (a)	42,000	666,960
Marathon Petroleum Corp.	49,900	2,541,906
PBF Energy, Inc. Class A	69,043	1,541,040
PDC Energy, Inc. (a)	13,012	718,653
Phillips 66	12,400	986,544
QEP Resources, Inc. (a)	161,100	1,902,591
Southwestern Energy Co. (a)	255,250	1,916,928
Targa Resources Corp.	60,200	3,318,826
Valero Energy Corp.	41,659	2,691,588
Westmoreland Coal Co. (a)	46,500	495,690
Whiting Petroleum Corp. (a)	14,000	116,200
World Fuel Services Corp.	22,700	836,041

		52,983,078

Paper & Forest Products 0.1%
Boise Cascade Co. (a)	24,600	750,300
Domtar Corp.	12,771	506,370

		1,256,670

Personal Products 0.6%
Nu Skin Enterprises, Inc. Class A	103,500	5,716,305

Pharmaceuticals 5.8%
Amphastar Pharmaceuticals, Inc. (a)	172,300	2,601,730
Aratana Therapeutics, Inc. (a)	6,105	37,851
Catalent, Inc. (a)	116,500	3,411,120
Heska Corp. (a)	31,400	3,399,050
Horizon Pharma PLC (a)	217,500	3,345,150
Impax Laboratories, Inc. (a)	128,200	1,801,210
♦Johnson & Johnson	139,392	17,210,730
Merck & Co., Inc.	102,796	6,407,275
Mylan N.V. (a)	147,400	5,505,390
Pfizer, Inc.	85,111	2,886,965
Phibro Animal Health Corp. Class A	19,300	574,175
Prestige Brands Holdings, Inc. (a)	1,300	74,633
SciClone Pharmaceuticals, Inc. (a)	87,600	845,340
Sucampo Pharmaceuticals, Inc. Class A (a)	337,300	3,423,595
Supernus Pharmaceuticals, Inc. (a)	103,700	3,380,620

		54,904,834

Professional Services 1.6%
Insperity, Inc.	36,500	3,334,275
ManpowerGroup, Inc.	58,400	5,897,232
Robert Half International, Inc.	66,000	3,039,300
TrueBlue, Inc. (a)	122,257	3,343,729

		15,614,536

	Shares	Value
Real Estate Investment Trusts 2.7%
Apple Hospitality REIT, Inc.	30,800	$576,884
Ashford Hospitality Trust, Inc.	16,500	103,125
Camden Property Trust	3,200	263,456
Hospitality Properties Trust	181,600	5,780,328
Host Hotels & Resorts, Inc.	328,948	5,904,617
Lamar Advertising Co. Class A	15,100	1,088,257
Outfront Media, Inc.	224,900	5,883,384
Senior Housing Properties Trust	121,500	2,614,680
Starwood Property Trust, Inc.	70,200	1,592,838
Uniti Group, Inc.	53,700	1,474,602

		25,282,171

Real Estate Management & Development 0.1%
Realogy Holdings Corp.	34,108	1,041,999

Road & Rail 0.8%
Avis Budget Group, Inc. (a)	65,400	1,994,700
Ryder System, Inc.	81,900	5,561,829

		7,556,529

Semiconductors & Semiconductor Equipment 4.1%
Applied Materials, Inc.	13,700	556,357
Intel Corp.	352,232	12,733,187
Lam Research Corp.	26,700	3,867,495
Micron Technology, Inc. (a)	252,900	6,997,743
ON Semiconductor Corp. (a)	410,200	5,816,636
QUALCOMM, Inc.	167,900	9,022,946

		38,994,364

Software 4.4%
Activision Blizzard, Inc.	4,900	256,025
Dell Technologies, Inc. Class V (a)	64,000	4,295,040
♦Microsoft Corp.	398,908	27,309,242
Nuance Communications, Inc. (a)	338,400	6,053,976
Oracle Corp.	25,062	1,126,787
salesforce.com, Inc. (a)	26,500	2,282,180

		41,323,250

Specialty Retail 4.3%
Aaron’s, Inc.	37,700	1,354,938
Best Buy Co., Inc.	123,600	6,403,716
Big 5 Sporting Goods Corp.	182,200	2,805,880
Dick’s Sporting Goods, Inc.	3,443	174,044
GameStop Corp. Class A	248,100	5,629,389
Gap, Inc.	234,300	6,138,660
Home Depot, Inc.	14,129	2,205,537
Lowe’s Cos., Inc.	94,016	7,980,078
Murphy USA, Inc. (a)	18,000	1,252,260
Office Depot, Inc.	469,500	2,333,415
Pier 1 Imports, Inc.	480,600	3,239,244
Staples, Inc.	118,700	1,159,699

		40,676,860

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 5.1%
♦Apple, Inc.	193,770	$27,835,060
Hewlett Packard Enterprise Co.	71,844	1,338,454
HP, Inc.	382,000	7,189,240
NetApp, Inc.	114,700	4,570,795
Western Digital Corp.	78,900	7,027,623

		47,961,172

Textiles, Apparel & Luxury Goods 0.8%
Kate Spade & Co. (a)	111,300	1,936,620
Michael Kors Holdings, Ltd. (a)	56,629	2,113,960
NIKE, Inc. Class B	21,500	1,191,315
Ralph Lauren Corp.	9,900	799,128
Skechers U.S.A., Inc. Class A (a)	75,000	1,893,750

		7,934,773

Thrifts & Mortgage Finance 1.0%
Flagstar Bancorp, Inc. (a)	15,100	441,524
HomeStreet, Inc. (a)	97,300	2,529,800
Meta Financial Group, Inc.	3,721	315,913
New York Community Bancorp, Inc.	443,300	5,891,457

		9,178,694

Tobacco 1.4%
Altria Group, Inc.	75,504	5,419,677
Philip Morris International, Inc.	37,500	4,156,500
Universal Corp.	45,552	3,345,794

		12,921,971

Trading Companies & Distributors 1.5%
DXP Enterprises, Inc. (a)	14,600	532,608
Herc Holdings, Inc. (a)	30,915	1,405,705
MRC Global, Inc. (a)	62,649	1,142,091
NOW, Inc. (a)	47,600	809,676
Rush Enterprises, Inc. Class A (a)	91,500	3,454,125
United Rentals, Inc. (a)	25,989	2,849,954
WESCO International, Inc. (a)	64,600	3,937,370

		14,131,529

Water Utilities 0.1%
SJW Corp.	18,800	918,192

Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc. (a)	98,100	6,599,188
United States Cellular Corp. (a)	8,467	331,737

		6,930,925

Total Common Stocks (Cost $1,055,446,005)		1,235,221,011

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $606,224 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $615,000 and a Market Value of $621,965)	$606,219	$606,219

Total Short-Term Investment (Cost $606,219)		606,219

Total Investments, Before Investments Sold Short (Cost $1,056,052,224)	130.3%	1,235,827,230

	Shares
Investments Sold Short (30.2%) Common Stocks Sold Short (29.9%)
Aerospace & Defense (0.4%)
Axon Enterprise, Inc. (a)	(58,200)	(1,430,556)
TransDigm Group, Inc.	(9,400)	(2,319,262)

		(3,749,818)

Auto Components (0.3%)
Motorcar Parts of America, Inc. (a)	(79,377)	(2,406,711)

Banks (0.3%)
First Financial Bankshares, Inc.	(64,000)	(2,556,800)
ServisFirst Bancshares, Inc.	(3,600)	(136,080)

		(2,692,880)

Biotechnology (1.9%)
ACADIA Pharmaceuticals, Inc. (a)	(67,300)	(2,310,409)
Agios Pharmaceuticals, Inc. (a)	(45,300)	(2,251,863)
Alnylam Pharmaceuticals, Inc. (a)	(42,000)	(2,251,200)
AquaBounty Technologies, Inc. (a)	(1,172)	(9,106)
Intercept Pharmaceuticals, Inc. (a)	(20,000)	(2,247,000)
Intrexon Corp. (a)	(113,664)	(2,368,758)
Ionis Pharmaceuticals, Inc. (a)	(47,700)	(2,298,663)
Juno Therapeutics, Inc. (a)	(93,600)	(2,334,384)
Neurocrine Biosciences, Inc. (a)	(41,100)	(2,194,740)

		(18,266,123)

Building Products (0.0%)‡
AAON, Inc.	(2,500)	(91,625)

Chemicals (0.7%)
Flotek Industries, Inc. (a)	(272,000)	(3,266,720)
LSB Industries, Inc. (a)	(267,100)	(2,943,442)

		(6,210,162)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Commercial Services & Supplies (0.1%)
Mobile Mini, Inc.	(43,336)	$(1,243,743)

Communications Equipment (0.7%)
Acacia Communications, Inc. (a)	(31,400)	(1,439,376)
Arista Networks, Inc. (a)	(24,600)	(3,435,144)
Oclaro, Inc. (a)	(224,900)	(1,801,449)

		(6,675,969)

Construction & Engineering (0.3%)
KBR, Inc.	(219,700)	(3,086,785)

Consumer Finance (0.5%)
Credit Acceptance Corp. (a)	(14,500)	(2,947,125)
Navient Corp.	(134,900)	(2,050,480)

		(4,997,605)

Diversified Telecommunication Services (0.5%)
Frontier Communications Corp.	(1,710,600)	(3,215,928)
Globalstar, Inc. (a)	(859,461)	(1,641,570)

		(4,857,498)

Electrical Equipment (0.5%)
Energous Corp. (a)	(93,700)	(1,182,494)
Plug Power, Inc. (a)	(164,200)	(367,808)
Power Solutions International, Inc. (a)	(1,988)	(16,898)
Sunrun, Inc. (a)	(627,500)	(3,319,475)

		(4,886,675)

Electronic Equipment, Instruments & Components (0.2%)
IPG Photonics Corp. (a)	(16,200)	(2,046,384)

Energy Equipment & Services (1.7%)
CARBO Ceramics, Inc. (a)	(338,700)	(2,326,869)
Fairmount Santrol Holdings, Inc. (a)	(576,300)	(2,973,708)
Frank’s International N.V.	(222,768)	(2,027,189)
Hornbeck Offshore Services, Inc. (a)	(365,800)	(1,247,378)
RPC, Inc.	(119,600)	(2,173,132)
U.S. Silica Holdings, Inc.	(41,100)	(1,705,650)
Weatherford International PLC (a)	(564,300)	(3,256,011)

		(15,709,937)

Food Products (0.6%)
Amplify Snack Brands, Inc. (a)	(368,600)	(3,317,400)
Cal-Maine Foods, Inc. (a)	(62,000)	(2,340,500)

		(5,657,900)

Health Care Equipment & Supplies (1.0%)
Cerus Corp. (a)	(551,200)	(2,397,720)
DexCom, Inc. (a)	(44,800)	(3,492,608)
Endologix, Inc. (a)	(473,539)	(3,546,807)
GenMark Diagnostics, Inc. (a)	(8,519)	(109,214)

		(9,546,349)

	Shares	Value
Health Care Providers & Services (2.6%)
AAC Holdings, Inc. (a)	(139,000)	$(995,240)
Acadia Healthcare Co., Inc. (a)	(75,400)	(3,285,932)
BioScrip, Inc. (a)	(257,200)	(390,944)
Brookdale Senior Living, Inc. (a)	(188,700)	(2,451,213)
Capital Senior Living Corp. (a)	(67,400)	(941,578)
Envision Healthcare Corp. (a)	(58,100)	(3,255,343)
Patterson Cos., Inc.	(73,700)	(3,278,913)
Premier, Inc. Class A (a)	(89,700)	(3,031,860)
Teladoc, Inc. (a)	(128,300)	(3,181,840)
Tenet Healthcare Corp. (a)	(211,300)	(3,311,071)
Tivity Health, Inc. (a)	(19,300)	(648,480)

		(24,772,414)

Health Care Technology (0.4%)
Castlight Health, Inc. Class B (a)	(184,500)	(710,325)
∎ Evolent Health, Inc. Class A (a)	(153,800)	(3,575,850)

		(4,286,175)

Hotels, Restaurants & Leisure (0.7%)
Shake Shack, Inc. Class A (a)	(100,700)	(3,417,758)
Wingstop, Inc.	(114,100)	(3,357,963)

		(6,775,721)

Household Durables (0.8%)
GoPro, Inc. Class A (a)	(368,300)	(3,038,475)
LGI Homes, Inc. (a)	(107,600)	(3,424,908)
William Lyon Homes Class A (a)	(59,984)	(1,319,648)

		(7,783,031)

Insurance (0.5%)
Ambac Financial Group, Inc. (a)	(88,800)	(1,725,384)
MBIA, Inc. (a)	(388,272)	(3,261,485)

		(4,986,869)

Internet & Direct Marketing Retail (0.3%)
Duluth Holdings, Inc. Class B (a)	(137,300)	(3,041,195)

Internet Software & Services (1.9%)
Benefitfocus, Inc. (a)	(56,600)	(1,782,900)
CommerceHub, Inc. (a)
Series A	(12,800)	(204,800)
Series C	(6,800)	(108,256)
Hortonworks, Inc. (a)	(314,100)	(3,269,781)
Pandora Media, Inc. (a)	(308,300)	(3,345,055)
Twilio, Inc. Class A (a)	(106,352)	(3,514,934)
∎ Zillow Group, Inc. (a)
Class A	(57,200)	(2,201,628)
Class C	(88,700)	(3,459,300)

		(17,886,654)

IT Services (0.3%)
Syntel, Inc.	(185,600)	(3,268,416)

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Life Sciences Tools & Services (1.0%)
∎ Accelerate Diagnostics, Inc. (a)	(131,631)	$(3,593,526)
Illumina, Inc. (a)	(18,300)	(3,382,938)
Pacific Biosciences of California, Inc. (a)	(649,645)	(2,559,601)

		(9,536,065)

Machinery (0.6%)
Energy Recovery, Inc. (a)	(191,100)	(1,612,884)
∎ Proto Labs, Inc. (a)	(64,300)	(3,729,400)

		(5,342,284)

Marine (0.5%)
Costamare, Inc.	(226,200)	(1,524,588)
Scorpio Bulkers, Inc. (a)	(382,400)	(2,848,880)

		(4,373,468)

Media (0.2%)
Liberty Broadband Corp. Class A (a)	(400)	(35,972)
MDC Partners, Inc. Class A	(169,558)	(1,517,544)

		(1,553,516)

Metals & Mining (1.6%)
Allegheny Technologies, Inc.	(186,700)	(3,425,945)
Compass Minerals International, Inc.	(35,800)	(2,362,800)
Gold Resource Corp.	(466,800)	(1,540,440)
Royal Gold, Inc.	(45,465)	(3,213,466)
Southern Copper Corp.	(92,100)	(3,257,577)
Tahoe Resources, Inc.	(142,828)	(1,151,194)

		(14,951,422)

Multiline Retail (0.6%)
Fred’s, Inc. Class A	(219,200)	(3,226,624)
J.C. Penney Co., Inc. (a)	(472,600)	(2,542,588)

		(5,769,212)

Oil, Gas & Consumable Fuels (0.9%)
California Resources Corp. (a)	(40,500)	(473,850)
Cheniere Energy, Inc. (a)	(70,400)	(3,192,640)
Cobalt International Energy, Inc. (a)	(1,816,527)	(710,444)
Golar LNG, Ltd.	(34,900)	(890,299)
Kosmos Energy, Ltd. (a)	(312,400)	(1,877,524)
Nordic American Tankers, Ltd.	(78,000)	(647,400)
Scorpio Tankers, Inc.	(124,700)	(548,680)

		(8,340,837)

Personal Products (0.1%)
Coty, Inc., Class A	(28,100)	(501,585)

Pharmaceuticals (2.3%)
Aclaris Therapeutics, Inc. (a)	(69,000)	(1,939,590)
Aerie Pharmaceuticals, Inc. (a)	(78,000)	(3,435,900)
Intra-Cellular Therapies, Inc. (a)	(250,771)	(3,465,655)
∎ Ocular Therapeutix, Inc. (a)	(361,600)	(3,601,536)
Paratek Pharmaceuticals, Inc. (a)	(95,700)	(2,052,765)
Revance Therapeutics, Inc. (a)	(44,510)	(968,092)

	Shares	Value
Pharmaceuticals (continued)
TherapeuticsMD, Inc. (a)	(571,976)	$(2,917,078)
Theravance Biopharma, Inc. (a)	(84,100)	(3,391,753)

		(21,772,369)

Professional Services (0.4%)
Advisory Board Co. (a)	(68,800)	(3,515,680)

Real Estate Investment Trusts (0.1%)
Colony NorthStar, Inc. Class A	(41,500)	(542,405)

Real Estate Management & Development (0.0%)‡
St. Joe Co. (a)	(24,474)	(428,295)

Semiconductors & Semiconductor Equipment (0.3%)
SunPower Corp. (a)	(386,600)	(2,683,004)

Software (1.0%)
Atlassian Corp. PLC Class A (a)	(78,100)	(2,692,888)
FireEye, Inc. (a)	(258,800)	(3,237,588)
Glu Mobile, Inc. (a)	(103,500)	(239,085)
Workday, Inc. Class A (a)	(38,062)	(3,326,619)

		(9,496,180)

Specialty Retail (1.6%)
Conn’s, Inc. (a)	(193,100)	(3,398,560)
Five Below, Inc. (a)	(65,500)	(3,217,360)
GNC Holdings, Inc. Class A	(382,700)	(2,977,406)
Lumber Liquidators Holdings, Inc. (a)	(20,800)	(510,640)
Party City Holdco, Inc. (a)	(35,400)	(566,400)
RH (a)	(61,400)	(2,945,358)
Tile Shop Holdings, Inc.	(83,400)	(1,780,590)

		(15,396,314)

Technology Hardware, Storage & Peripherals (0.6%)
3D Systems Corp. (a)	(80,600)	(1,275,898)
Cray, Inc. (a)	(169,700)	(3,037,630)
Pure Storage, Inc. Class A (a)	(100,120)	(1,062,273)

		(5,375,801)

Textiles, Apparel & Luxury Goods (0.4%)
G-III Apparel Group, Ltd. (a)	(29,000)	(687,300)
Iconix Brand Group, Inc. (a)	(441,100)	(3,087,700)

		(3,775,000)

Trading Companies & Distributors (0.2%)
Textainer Group Holdings, Ltd.	(139,900)	(2,091,505)

Wireless Telecommunication Services (0.3%)
Shenandoah Telecommunications Co.	(104,000)	(3,328,000)

Total Common Stocks Sold Short (Proceeds $290,434,607)		(283,699,581)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Exchange-Traded Funds Sold Short (0.3%)
SPDR S&P 500 ETF Trust	(9,836)	$(2,341,755)

Total Exchange-Traded Funds Sold Short (Proceeds $2,344,772)		(2,341,755)

Total Investments Sold Short (Proceeds $292,779,379)	(30.2)%	(286,041,336)

Total Investments, Net of Investments Sold Short (Cost $763,272,845) (b)	100.1	949,785,894
Other Assets, Less Liabilities	(0.1)	(1,367,350)
Net Assets	100.0%	$948,418,544
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $1,061,476,863 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$199,939,253
Gross unrealized depreciation	(25,588,886)

Net unrealized appreciation	$174,350,367

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,235,221,011	$—	$—	$1,235,221,011
Short-Term Investment
Repurchase Agreement	—	606,219	—	606,219

Total Investments in Securities	$1,235,221,011	$606,219	$—	$1,235,827,230

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(283,699,581)	$—	$—	$(283,699,581)
Exchange Traded Fund Sold Short	(2,341,755)	—	—	(2,341,755)

Total Investments in Securities Sold Short	$(286,041,336)	$—	$—	$(286,041,336)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,056,052,224)	$1,235,827,230
Receivables:
Investment securities sold	100,005,462
Fund shares sold	1,935,907
Dividends and interest	1,101,050
Other assets	45,561

Total assets	1,338,915,210

Liabilities
Investments sold short (proceeds $292,779,379)	286,041,336
Due to custodian	113,075
Payables:
Investment securities purchased	100,329,185
Fund shares redeemed	1,811,678
Broker fees and charges on short sales	1,091,470
Manager (See Note 3)	771,447
NYLIFE Distributors (See Note 3)	104,243
Transfer agent (See Note 3)	86,338
Professional fees	46,415
Custodian	37,840
Shareholder communication	36,678
Dividends on investments sold short	18,399
Trustees	1,494
Accrued expenses	7,068

Total liabilities	390,496,666

Net assets	$948,418,544

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$98,352
Additional paid-in capital	707,413,623

707,511,975
Net investment loss	(2,185,193)
Accumulated net realized gain (loss) on investments and investments sold short	56,578,713
Net unrealized appreciation (depreciation) on investments	179,775,006
Net unrealized appreciation (depreciation) on investments sold short	6,738,043

Net assets	$948,418,544

Class A
Net assets applicable to outstanding shares	$114,195,015

Shares of beneficial interest outstanding	11,773,900

Net asset value per share outstanding	$9.70
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.26

Investor Class
Net assets applicable to outstanding shares	$5,743,098

Shares of beneficial interest outstanding	600,581

Net asset value per share outstanding	$9.56
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.12

Class C
Net assets applicable to outstanding shares	$97,696,951

Shares of beneficial interest outstanding	11,381,214

Net asset value and offering price per share outstanding	$8.58

Class I
Net assets applicable to outstanding shares	$730,783,480

Shares of beneficial interest outstanding	74,596,766

Net asset value and offering price per share outstanding	$9.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,047,796
Other income	621
Interest	257

Total income	11,048,674

Expenses
Broker fees and charges on short sales	6,107,319
Manager (See Note 3)	4,733,628
Dividends on investments sold short	1,027,522
Distribution/Service—Class A (See Note 3)	171,498
Distribution/Service—Investor Class (See Note 3)	6,537
Distribution/Service—Class C (See Note 3)	465,520
Transfer agent (See Note 3)	233,891
Registration	47,814
Professional fees	45,984
Shareholder communication	44,839
Custodian	22,997
Trustees	11,870
Miscellaneous	21,648

Total expenses	12,941,067

Net investment income (loss)	(1,892,393)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	79,595,715
Investments sold short	(10,496,951)

Net realized gain (loss) on investments and investments sold short	69,098,764

Net change in unrealized appreciation (depreciation) on:
Investments	86,615,881
Investments sold short	(24,049,504)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	62,566,377

Net realized and unrealized gain (loss) on investments and investments sold short	131,665,141

Net increase (decrease) in net assets resulting from operations	$129,772,748

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,610.

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,892,393)	$1,327,341
Net realized gain (loss) on investments and investments sold short	69,098,764	11,937,859
Net change in unrealized appreciation (depreciation) on investments and investments sold short	62,566,377	(24,924,017)

Net increase (decrease) in net assets resulting from operations	129,772,748	(11,658,817)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	—	(21)
Class C	(17)	—
Class I	(872,373)	(550,054)

	(872,390)	(550,075)

From net realized gain on investments:
Class A	(2,563,371)	(2,975,134)
Investor Class	(85,404)	(84,541)
Class C	(1,667,636)	(1,492,137)
Class I	(11,403,973)	(13,693,346)

	(15,720,384)	(18,245,158)

Total dividends and distributions to shareholders	(16,592,774)	(18,795,233)

Capital share transactions:
Net proceeds from sale of shares	126,230,564	427,303,836
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,637,302	17,452,403
Cost of shares redeemed	(221,995,847)	(350,626,516)

Increase (decrease) in net assets derived from capital share transactions	(80,127,981)	94,129,723

Net increase (decrease) in net assets	33,051,993	63,675,673

Net Assets
Beginning of period	915,366,551	851,690,878

End of period	$948,418,544	$915,366,551

Undistributed (distributions in excess of) net investment income at end of period	$(2,185,193)	$579,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Cash Flows

for the six months ended April 30, 2017 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$129,772,748
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(787,680,573)
Investments sold	891,244,774
Purchases to cover securities sold short	(432,160,272)
Securities sold short	428,236,793
Purchase of short term investments, net	(606,219)
Increase in investment securities sold receivable	(4,755,473)
Increase in dividends and interest receivable	(130,521)
Increase in other assets	(10,196)
Increase in investment securities purchased payable	5,479,726
Increase in broker fees and charges payable on short sales	205,905
Increase in dividends payable for securities sold short	18,063
Increase in cash due to custodian	52,370
Increase in professional fees payable	23,652
Increase in custodian payable	3,804
Increase in shareholder communication payable	13,139
Decrease due to Trustees	(1,146)
Decrease due to manager	(10,152)
Decrease due to transfer agent	(3,966)
Decrease due to NYLIFE Distributors	(3,764)
Decrease in accrued expenses	(1,693)
Net change in unrealized (appreciation) depreciation on investments	(86,615,881)
Net realized (gain) loss from investments	(79,595,715)
Net change in unrealized (appreciation) depreciation on securities sold short	24,049,504
Net realized (gain) loss from securities sold short	10,496,951

Net cash provided by operating activities	98,021,858

Cash flows from financing activities:
Proceeds from shares sold	180,715,860
Payment on shares redeemed	(277,782,246)
Cash distributions paid	(955,472)

Net cash used in financing activities	(98,021,858)

Net increase (decrease) in cash:	—
Cash at beginning of period	—

Cash at end of period	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $15,637,302.

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.60		$8.93	$9.36	$10.31	$8.29	$7.89

Net investment income (loss) (a)	(0.02)		0.00 ‡	(0.01)	(0.04)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.27		(0.15)	1.05	1.53	2.59	1.03

Total from investment operations	1.25		(0.15)	1.04	1.49	2.58	1.05

Less dividends and distributions:
From net investment income	—		—	—	—	(0.03)	(0.02)
From net realized gain on investments	(0.15)		(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.15)		(0.18)	(1.47)	(2.44)	(0.56)	(0.65)

Net asset value at end of period	$9.70		$8.60	$8.93	$9.36	$10.31	$8.29

Total investment return (b)	14.66%		(1.72%)	12.27%	17.79%	33.36%	14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47	%)††	0.03%	(0.17%)	(0.47%)	(0.12%)	0.31%
Net expenses (excluding short sale expenses)	1.33	% ††	1.35%	1.32%	1.30%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.83	% ††	2.62%	2.37%	2.45%	2.55%	2.35%
Short sale expenses	1.50	% ††	1.27%	1.05%	1.15%	1.25%	1.05%
Portfolio turnover rate	63%		159%	152%	163%	128%	140%
Net assets at end of period (in 000’s)	$114,195		$157,903	$123,721	$18,611	$2,700	$500

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.49		$8.82	$9.28	$10.25	$8.25	$7.85

Net investment income (loss) (a)	(0.03)		(0.00)‡	(0.02)	(0.06)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.25		(0.15)	1.03	1.53	2.57	1.01

Total from investment operations	1.22		(0.15)	1.01	1.47	2.54	1.03

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	(0.00)‡	(0.01)	(0.00)‡
From net realized gain on investments	(0.15)		(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.15)		(0.18)	(1.47)	(2.44)	(0.54)	(0.63)

Net asset value at end of period	$9.56		$8.49	$8.82	$9.28	$10.25	$8.25

Total investment return (b)	14.49%		(1.75%)	12.04%	17.66%	32.94%	14.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.62	%)††	(0.05%)	(0.26%)	(0.63%)	(0.28%)	0.19%
Net expenses (excluding short sale expenses)	1.42	% ††	1.44%	1.45%	1.53%	1.56%	1.54%
Expenses (including short sales expenses, before waiver/reimbursement)	2.93	% ††	2.72%	2.50%	2.70%	2.81%	2.61%
Short sale expenses	1.51	% ††	1.28%	1.05%	1.17%	1.25%	1.07%
Portfolio turnover rate	63%		159%	152%	163%	128%	140%
Net assets at end of period (in 000’s)	$5,743		$4,702	$3,938	$1,357	$594	$151

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$7.66		$8.04	$8.63	$9.76	$7.93	$7.62

Net investment income (loss) (a)	(0.06)		(0.06)	(0.08)	(0.12)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	1.13		(0.14)	0.96	1.43	2.45	0.98

Total from investment operations	1.07		(0.20)	0.88	1.31	2.36	0.94

Less dividends and distributions:
From net investment income	—		—	—	—	(0.00)‡	—
From net realized gain on investments	(0.15)		(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.15)		(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Net asset value at end of period	$8.58		$7.66	$8.04	$8.63	$9.76	$7.93

Total investment return (b)	14.10%		(2.55%)	11.32%	16.68%	31.91%	13.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.37	%)††	(0.81%)	(1.04%)	(1.43%)	(1.03%)	(0.56%)
Net expenses (excluding short sale expenses)	2.17	% ††	2.19%	2.20%	2.28%	2.31%	2.30%
Expenses (including short sales expenses, before waiver/reimbursement)	3.68	% ††	3.46%	3.25%	3.42%	3.58%	3.36%
Short sale expenses	1.51	% ††	1.27%	1.05%	1.14%	1.27%	1.06%
Portfolio turnover rate	63%		159%	152%	163%	128%	140%
Net assets at end of period (in 000’s)	$97,697		$84,108	$54,873	$6,229	$1,190	$451

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$8.69		$9.00	$9.41	$10.34	$8.32	$7.92

Net investment income (loss) (a)	(0.01)		0.02	0.01	(0.01)	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.28		(0.14)	1.05	1.53	2.56	1.02

Total from investment operations	1.27		(0.12)	1.06	1.52	2.60	1.07

Less dividends and distributions:
From net investment income	(0.01)		(0.01)	—	(0.01)	(0.05)	(0.04)
From net realized gain on investments	(0.15)		(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.16)		(0.19)	(1.47)	(2.45)	(0.58)	(0.67)

Net asset value at end of period	$9.80		$8.69	$9.00	$9.41	$10.34	$8.32

Total investment return (b)	14.77%		(1.40%)	12.44%	18.13%	33.60%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26	%)††	0.28%	0.15%	(0.09%)	0.44%	0.69%
Net expenses (excluding short sale expenses)	1.08	% ††	1.10%	1.07%	1.05%	1.05%	1.06%
Expenses (including short sales expenses, before waiver/reimbursement)	2.59	% ††	2.38%	2.12%	2.24%	2.32%	2.12%
Short sale expenses	1.51	% ††	1.28%	1.05%	1.19%	1.27%	1.06%
Portfolio turnover rate	63%		159%	152%	163%	128%	140%
Net assets at end of period (in 000’s)	$730,784		$668,653	$669,159	$509,379	$476,871	$461,366

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I Shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Equity Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class T shares are offered at NAV per share plus and initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares, Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

25

Notes to Financial Statements (Unaudited) (continued)

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the

26	MainStay U.S. Equity Opportunities Fund

Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When

27

Notes to Financial Statements (Unaudited) (continued)

the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(L)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any,

28	MainStay U.S. Equity Opportunities Fund

by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities. Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. During the six-month period ended April 30, 2017, the Fund did not transact in any equity swaps.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management

Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement , the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 1.00%. Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and facilities furnished at a 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $4,733,628.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets

29

Notes to Financial Statements (Unaudited) (continued)

of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $33,100 and $3,607, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,801 and $11,525, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$27,948
Investor Class	3,355
Class C	59,756
Class I	142,832

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$550,075
Long-Term Capital Gain	18,245,158
Total	$18,795,233

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $786,194 and $887,878, respectively.

30	MainStay U.S. Equity Opportunities Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,830,835	$26,702,460
Shares issued to shareholders in reinvestment of dividends and distributions	240,832	2,239,767
Shares redeemed	(3,900,942)	(35,660,578)

Net increase (decrease) in shares outstanding before conversion	(829,275)	(6,718,351)
Shares converted into Class A (See Note 1)	59,253	566,400
Shares converted from Class A (See Note 1)	(5,812,241)	(55,364,699)

Net increase (decrease)	(6,582,263)	$(61,516,650)

Year ended October 31, 2016:
Shares sold	17,584,672	$147,737,267
Shares issued to shareholders in reinvestment of dividends and distributions	320,234	2,750,813
Shares redeemed	(12,906,945)	(108,250,846)

Net increase (decrease) in shares outstanding before conversion	4,997,961	42,237,234
Shares converted into Class A (See Note 1)	81,172	681,457
Shares converted from Class A (See Note 1)	(578,761)	(4,930,305)

Net increase (decrease)	4,500,372	$37,988,386

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	138,322	$1,291,286
Shares issued to shareholders in reinvestment of dividends and distributions	9,293	85,308
Shares redeemed	(49,161)	(451,899)

Net increase (decrease) in shares outstanding before conversion	98,454	924,695
Shares converted into Investor Class (See Note 1)	8,140	76,764
Shares converted from Investor Class (See Note 1)	(60,096)	(566,400)

Net increase (decrease)	46,498	$435,059

Year ended October 31, 2016:
Shares sold	340,431	$2,801,926
Shares issued to shareholders in reinvestment of dividends and distributions	9,972	84,562
Shares redeemed	(187,330)	(1,521,584)

Net increase (decrease) in shares outstanding before conversion	163,073	1,364,904
Shares converted into Investor Class (See Note 1)	26,644	221,082
Shares converted from Investor Class (See Note 1)	(82,236)	(681,457)

Net increase (decrease)	107,481	$904,529

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,063,354	$17,298,220
Shares issued to shareholders in reinvestment of dividends and distributions	176,208	1,455,480
Shares redeemed	(1,836,634)	(15,299,663)

Net increase (decrease)	402,928	$3,454,037

Year ended October 31, 2016:
Shares sold	7,268,031	$55,099,096
Shares issued to shareholders in reinvestment of dividends and distributions	152,631	1,176,785
Shares redeemed	(3,269,171)	(24,512,461)

Net increase (decrease)	4,151,491	$31,763,420

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	8,550,694	$80,938,598
Shares issued to shareholders in reinvestment of dividends and distributions	1,262,699	11,856,747
Shares redeemed	(17,926,134)	(170,583,707)

Net increase (decrease) in shares outstanding before conversion	(8,112,741)	(77,788,362)
Shares converted into Class I (See Note 1)	5,749,886	55,287,935

Net increase (decrease)	(2,362,855)	$(22,500,427)

Year ended October 31, 2016:
Shares sold	26,095,711	$221,665,547
Shares issued to shareholders in reinvestment of dividends and distributions	1,551,991	13,440,243
Shares redeemed	(25,569,808)	(216,341,625)

Net increase (decrease) in shares outstanding before conversion	2,077,894	18,764,165
Shares converted into Class I (See Note 1)	547,581	4,709,223

Net increase (decrease)	2,625,475	$23,473,388

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled

31

Notes to Financial Statements (Unaudited) (continued)

Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncements

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay U.S. Equity Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Equity Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients,

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board noted that the Fund had recently underperformed relative to peers but noted that the Fund’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from New York Life Investment and Cornerstone Holdings regarding the Fund’s recent underperformance relative to peers and considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year. In particular, the Board considered New York Life Investments’ proposal to make changes to the Fund’s principal investment strategies.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life

34	MainStay U.S. Equity Opportunities Fund

Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Invest-

ments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board observed that the Fund’s net management fee and total net expenses compared favorably to peers. The Board also considered that, following discussion with the Board, New York Life Investments had agreed to implement a management fee breakpoint for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

36	MainStay U.S. Equity Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737447 MS144-17	MSUER10-06/17 (NYLIM) NL0C2

MainStay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	4.78 10.88%	5.83 11.99%	7.71 8.94%	0.12 0.71%	3.35 3.35%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	4.79 10.89	5.72 11.87	7.55 8.78	1.45 2.08	3.56 3.56
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	9.60 10.60	10.03 11.03	7.98 7.98	–0.16 –0.16	4.29 4.29
Class I Shares	No Sales Charge		9/28/2007	11.23	12.33	9.22	0.95	3.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
MSCI EAFE® Index[3]	11.47%	11.29%	6.78%	0.48%
Average Lipper International Multi-Cap Core Fund[4]	10.89	12.05	6.44	0.47

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Average Lipper International Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,108.80	$17.20	$1,008.50	$16.38	3.29%

Investor Class Shares	$1,000.00	$1,108.90	$18.04	$1,007.70	$17.17	3.45%

Class C Shares	$1,000.00	$1,106.00	$21.83	$1,004.10	$20.77	4.18%

Class I Shares	$1,000.00	$1,112.30	$15.92	$1,009.70	$15.15	3.04%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

Japan	33.7%
United Kingdom	16.8
France	12.1
Germany	10.6
Australia	9.4
Switzerland	9.2
Netherlands	7.5
Italy	5.5
Spain	4.9
Hong Kong	4.8
Denmark	2.9
Norway	2.6
Sweden	2.4
United States	2.1

Israel	2.0%
Finland	1.2
Singapore	1.0
China	0.8
Austria	0.7
Georgia	0.5
Belgium	0.4
Canada	0.4
Luxembourg	0.0	‡
New Zealand	0.0	‡
Other Assets, Less Liabilities	0.3
Investments Sold Short	–31.8

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Roche Holding A.G.

2.	Novartis A.G. Registered

3.	British American Tobacco PLC

4.	Siemens A.G. Registered

5.	Sanofi

6.	Bayer A.G. Registered

7.	Nestle S.A. Registered

8.	GlaxoSmithKline PLC

9.	BP PLC

10.	BNP Paribas S.A.

Top Five Short Positions as of April 30, 2017 (Unaudited)

1.	Aconex, Ltd.

2.	Banco Comercial Portugues S.A., Class R

3.	Yoox Net-A-Porter Group S.p.A.

4.	Essentra PLC

5.	Ardent Leisure Group

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, Jeremy Roethel, CFA, and Ping Wang, PhD, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay International Opportunities Fund returned 10.88% for Class A shares, 10.89% for Investor Class shares and 10.60% for Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 11.23%. For the six months ended April 30, 2017, all share classes underperformed the 11.47% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. During the same period, Class I shares outperformed, Investor Class shares performed in line with, and Class A and Class C shares underperformed the 10.89% return of the Average Lipper2 International Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective March 24, 2017, Ping Wang was added as a portfolio manager of the Fund and Gaurav Gupta was removed. Jeremy Roethel will continue to serve as a portfolio manager for the Fund until June 30, 2017. For more information about these changes, please see the prospectus supplement dated March 24, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the MSCI EAFE® Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors/regions as a result of the Fund’s bottom-up stock-selection process—contributed modestly to relative performance on a sector basis, but detracted from results on a regional basis. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sector that made the strongest positive contribution to the Fund’s performance relative to the MSCI EAFE® Index was information technology, followed by financials. In both cases, relative performance benefited from favorable stock selection. An underweight position in the lagging real estate sector also contributed positively to relative performance.

The sectors that made the weakest contributions to the Fund’s relative performance were telecommunication services and consumer discretionary, with stock selection detracting in each case. An overweight position relative to the MSCI EAFE® Index in the energy sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to the Fund’s absolute performance during the reporting period was a long position in pharmaceutical company Actelion. The company’s shares rose when a takeover by Johnson & Johnson was announced. A long position in STMicroelectronics was also among the most substantial contributors as the semiconductor maker benefited from strong demand and improving market trends. A long position in banking and financial services company Societe Generale was a significant contributor, supported by improving fundamentals and good execution of cost controls.

The most substantial detractor from the Fund’s absolute performance was a short position in biopharmaceutical company Genfit, as the shares rose on takeover speculation. A long position in mobile and fixed line telecommunication services company KDDI also detracted from the Fund’s absolute performance, driven by slowing profit growth and increased competition. A long position in seafood farmer SalMar hurt the Fund’s performance when the company faced pressure from falling seafood prices.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund established new positions that were overweight relative to the MSCI EAFE® Index in metals & mining company Rio Tinto and diversified financial service provider Danske Bank. The Fund’s investment process viewed both companies favorably because of improving earnings trends and attractive valuations.

The Fund exited positions in telecommunication services company KDDI and pharmaceutical developer AstraZeneca. The Fund’s investment process viewed both companies as unattractive because of deteriorating price and earnings trends.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the MSCI EAFE® Index in the industrials and information technology sectors. Over the same period, the Fund modestly decreased its relative sector weightings in the telecommunication services and consumer staples sectors.

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the MSCI EAFE® Index in the information technology and materials sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer discretionary and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 130.9%†
Australia 9.4%
Australia & New Zealand Banking Group, Ltd. (Banks)	48,257	$1,183,777
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels)	1,316,587	724,607
Bendigo & Adelaide Bank, Ltd. (Banks)	165,426	1,526,091
BHP Billiton PLC (Metals & Mining)	80,411	1,223,742
BHP Billiton, Ltd. (Metals & Mining)	42,287	751,082
BlueScope Steel, Ltd. (Metals & Mining)	22,892	200,556
Collins Foods, Ltd. (Hotels, Restaurants & Leisure)	8,559	33,647
Commonwealth Bank of Australia (Banks)	19,389	1,268,916
Costa Group Holdings, Ltd. (Food Products)	119,910	395,070
CSL, Ltd. (Biotechnology)	29,043	2,882,618
CSR, Ltd. (Construction Materials)	868,332	3,186,015
Downer EDI, Ltd. (Commercial Services & Supplies)	634,726	2,794,663
Estia Health, Ltd. (Health Care Providers & Services)	103,324	236,749
Fortescue Metals Group, Ltd. (Metals & Mining)	44,286	176,087
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (a)	1,136,374	2,799,517
GWA Group, Ltd. (Building Products)	163,791	382,658
Harvey Norman Holdings, Ltd. (Multiline Retail) (a)	932,896	2,926,935
JB Hi-Fi, Ltd. (Specialty Retail)	38,126	704,869
Macquarie Group, Ltd. (Capital Markets)	63,389	4,414,309
Mineral Resources, Ltd. (Metals & Mining)	68,542	548,656
Monadelphous Group, Ltd. (Construction & Engineering)	102,445	958,118
MYOB Group, Ltd. (Software)	131,969	347,841
OZ Minerals, Ltd. (Metals & Mining)	93,436	495,351
Qantas Airways, Ltd. (Airlines)	12,870	40,570
Regis Resources, Ltd. (Metals & Mining)	484,485	1,186,298
Sandfire Resources NL (Metals & Mining)	29,243	127,023
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	336,218	2,792,019
Seven West Media, Ltd. (Media)	343,546	190,363
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	844,600	790,546
South32, Ltd. (Metals & Mining)	1,219,644	2,538,889
St. Barbara, Ltd. (Metals & Mining) (b)	157,912	317,917
Suncorp Group, Ltd. (Insurance)	365,226	3,774,041
Vita Group, Ltd. (Specialty Retail)	60,183	102,298
Wesfarmers, Ltd. (Food & Staples Retailing)	143,321	4,614,707
Westpac Banking Corp. (Banks)	14,406	378,200
Whitehaven Coal, Ltd. (Oil, Gas & Consumable Fuels) (b)	592,958	1,216,579

		48,231,324

	Shares	Value
Austria 0.7%
Lenzing A.G. (Chemicals)	16,971	$3,164,890
RHI A.G. (Construction Materials)	22,672	660,634

		3,825,524

Belgium 0.4%
AGFA-Gevaert N.V. (Health Care Technology) (b)	114,591	581,430
Anheuser-Busch InBev S.A./N.V. (Beverages)	1,880	211,751
D’ieteren S.A. / N.V. (Distributors)	28,997	1,414,440
Greenyard N.V. (Food Products)	1,447	28,023

		2,235,644

Canada 0.4%
Entertainment One, Ltd. (Media)	676,110	2,165,599

China 0.8%
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components)	1,136,000	389,944
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	4,329,200	3,563,382

		3,953,326

Denmark 2.9%
A.P. Moeller – Maersk A/S (Marine)
Class A	339	562,497
Class B (c)	2,112	3,652,872
Danske Bank A/S (Banks) (c)	128,761	4,676,561
Dfds A/S (Marine)	5,771	344,067
Matas A/S (Specialty Retail)	22,890	353,662
Novo Nordisk A/S, Class B (Pharmaceuticals)	7,741	301,217
Pandora A/S (Textiles, Apparel & Luxury Goods)	6,439	695,930
Skandinavisk Tobakskompagni A/S (Tobacco) (d)	4,315	75,326
Vestas Wind Systems A/S (Electrical Equipment) (c)	50,800	4,374,532

		15,036,664

Finland 1.2%
Outokumpu OYJ (Metals & Mining)	221,290	2,124,866
Sanoma OYJ (Media)	73,019	644,270
UPM-Kymmene OYJ (Paper & Forest Products)	128,455	3,390,407
Valmet OYJ (Machinery)	8,309	151,423

		6,310,966

France 12.1%
Air France-KLM (Airlines) (b)	370,969	3,117,604
Atos S.E. (IT Services)	8,256	1,081,889
AXA S.A. (Insurance) (a)	210,746	5,626,652
♦BNP Paribas S.A. (Banks)	93,673	6,610,020

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.
∎	Among the Fund’s 5 largest short positions as of April 30, 2017. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
France (continued)
Chargeurs S.A. (Textiles, Apparel & Luxury Goods)	12,645	$315,567
Christian Dior S.E. (Textiles, Apparel & Luxury Goods)	13,217	3,627,393
Cie Generale des Etablissements Michelin (Auto Components)	6,185	808,141
Credit Agricole S.A. (Banks)	269,103	4,001,277
Eramet (Metals & Mining) (b)	6,072	292,646
Eutelsat Communications S.A. (Media) (c)	159,307	3,770,874
Guerbet (Health Care Equipment & Supplies)	261	22,318
IPSOS (Media)	22,819	731,782
Kering (Textiles, Apparel & Luxury Goods)	12,741	3,949,203
L’Oreal S.A. (Personal Products)	3,063	610,084
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	11,353	2,801,085
Neopost S.A. (Technology Hardware, Storage & Peripherals)	72,810	2,952,782
Peugeot S.A. (Automobiles) (b)(c)	196,097	4,108,758
Renault S.A. (Automobiles)	22,413	2,090,123
♦Sanofi (Pharmaceuticals)	82,683	7,800,665
Societe Generale S.A. (Banks)	98,550	5,390,068
SOITEC (Semiconductors & Semiconductor Equipment) (b)	3,417	145,163
TOTAL S.A. (Oil, Gas & Consumable Fuels)	43,414	2,230,710

		62,084,804

Georgia 0.5%
BGEO Group PLC (Banks)	54,378	2,535,492

Germany 10.3%
Allianz S.E. Registered (Insurance) (c)	30,517	5,810,729
BASF S.E. (Chemicals)	6,792	661,872
♦Bayer A.G. Registered (Pharmaceuticals) (c)	62,036	7,676,611
Cewe Stiftung & Co KGAA (Commercial Services & Supplies)	9,808	892,850
Covestro A.G. (Chemicals) (c)(d)	48,408	3,773,418
Daimler A.G., Registered Shares (Automobiles)	7,957	593,555
Deutsche Lufthansa A.G. Registered (Airlines) (c)	213,968	3,691,912
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	227,614	3,049,660
Diebold Nixdorf A.G. (Technology Hardware, Storage & Peripherals)	3,583	273,598
E.ON S.E. (Multi-Utilities)	81,537	635,672
Fresenius S.E. & Co. KGaA (Health Care Providers & Services) (c)	59,013	4,783,286
Grammer A.G. (Auto Components)	26,623	1,631,274
Henkel A.G. & Co. KGaA (Household Products)	1,935	225,850

	Shares	Value
Germany (continued)
HOCHTIEF A.G. (Construction & Engineering)	14,202	$2,558,777
Hugo Boss A.G. (Textiles, Apparel & Luxury Goods)	7,710	586,467
Koenig & Bauer A.G. (Machinery) (b)	10,260	710,249
Leoni A.G. (Auto Components)	2,989	162,373
METRO A.G. (Food & Staples Retailing)	41,589	1,368,600
Pfeiffer Vacuum Technology A.G. (Machinery)	2,538	329,545
SAP S.E. (Software)	6,971	699,134
♦Siemens A.G. Registered (Industrial Conglomerates) (c)	54,516	7,814,969
Siltronic A.G. (Semiconductors & Semiconductor Equipment) (b)	43,469	3,125,151
Volkswagen A.G. (Automobiles)	9,150	1,474,631
Washtec A.G. (Machinery)	5,676	424,763

		52,954,946

Hong Kong 4.8%
AIA Group, Ltd. (Insurance)	5,600	38,769
ASM Pacific Technology, Ltd. (Semiconductors & Semiconductor Equipment)	32,100	479,226
BOC Hong Kong Holdings, Ltd. (Banks)	41,000	168,673
Cheung Kong Property Holding, Ltd. (Real Estate Management & Development)	163,000	1,169,323
Chow Tai Fook Jewellery Group, Ltd. (Specialty Retail)	440,800	483,963
CLP Holdings, Ltd. (Electric Utilities)	34,000	358,649
Hang Lung Properties, Ltd. (Real Estate Management & Development)	8,000	20,981
HK Electric Investments & HK Electric Investments, Ltd., Class SS (Electric Utilities) (d)	571,500	505,495
Hongkong Land Holdings, Ltd. (Real Estate Management & Development)	3,200	24,672
Link REIT (Real Estate Investment Trusts)	128,500	924,306
Luk Fook Holdings International, Ltd. (Specialty Retail)	175,000	640,078
Man Wah Holdings, Ltd. (Household Durables)	2,564,800	2,126,796
Melco Resorts & Entertainment, Ltd., ADR (Hotels, Restaurants & Leisure)	36,100	792,395
NWS Holdings, Ltd. (Industrial Conglomerates)	682,000	1,281,871
Shun Tak Holdings, Ltd. (Industrial Conglomerates) (b)	360,000	131,442
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	198,000	2,970,630
Swire Properties, Ltd. (Real Estate Management & Development)	24,800	83,216
Television Broadcasts, Ltd. (Media) (e)(f)	131,900	507,024

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Truly International Holdings, Ltd. (Electronic Equipment, Instruments & Components) (a)	1,664,000	$564,768
United Laboratories International Holdings, Ltd. (Pharmaceuticals) (a)(b)	2,698,000	1,692,678
WH Group, Ltd. (Food Products) (c)(d)	4,274,000	3,818,843
Wharf Holdings, Ltd. (Real Estate Management & Development)	65,000	555,291
Wheelock & Co., Ltd. (Real Estate Management & Development)	32,000	249,513
Xinyi Glass Holdings, Ltd. (Auto Components)	1,390,000	1,233,038
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (c)	899,000	3,553,999

		24,375,639

Israel 2.0%
Bank Hapoalim B.M. (Banks)	392,023	2,447,302
Bank Leumi Le-Israel B.M. (Banks) (b)	277,232	1,297,444
Check Point Software Technologies, Ltd. (Software) (b)	11,900	1,237,719
Delek Automotive Systems, Ltd. (Specialty Retail)	30,788	270,324
El Al Israel Airlines (Airlines)	2,320,000	1,813,441
Electra Consumer Products (1970) Ltd. (Household Durables)	19,425	404,933
Harel Insurance Investments & Financial Services, Ltd. (Insurance)	17,347	92,344
Israel Corp., Ltd. (Chemicals) (b)	12,112	2,180,080
Shufersal, Ltd. (Food & Staples Retailing)	5,648	27,836
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	20,000	633,312

		10,404,735

Italy 5.5%
ACEA S.p.A. (Multi-Utilities)	30,395	437,373
Assicurazioni Generali S.p.A. (Insurance)	138,567	2,193,173
Astaldi S.p.A. (Construction & Engineering)	15,073	98,842
ASTM S.p.A. (Transportation Infrastructure)	1,893	29,150
Banca Generali S.p.A. (Capital Markets)	25,350	732,729
Banca IFIS S.p.A. (Diversified Financial Services)	33,661	1,452,010
Biesse S.p.A. (Machinery)	5,267	162,367
El.En. S.p.A. (Health Care Equipment & Supplies)	29,927	1,065,677
Enel S.p.A. (Electric Utilities)	836,016	3,974,173
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	11,961	97,849
Leonardo S.p.A. (Aerospace & Defense) (b)	138,220	2,172,624
Maire Tecnimont S.p.A. (Construction & Engineering)	484,984	1,927,213
Mediobanca S.p.A. (Banks)	413,332	3,973,389
Poste Italiane S.p.A. (Insurance) (d)	26,112	178,911

	Shares	Value
Italy (continued)
Saras S.p.A. (Oil, Gas & Consumable Fuels)	1,506,914	$3,148,360
Societa Cattolica di Assicurazioni SCRL (Insurance)	116,652	1,036,248
Telecom Italia S.p.A. (Diversified Telecommuncation Services) (b)	1,022,095	907,395
Telecom Italia S.p.A. (Diversified Telecommuncation Services)	5,108,409	3,647,588
Unipol Gruppo Finanziario S.p.A. (Insurance)	254,730	1,135,437

		28,370,508

Japan 33.7%
Amuse, Inc. (Media)	15,100	346,227
Asahi Breweries, Ltd. (Beverages)	39,400	1,486,226
Asahi Glass Co., Ltd. (Building Products)	4,000	34,662
Astellas Pharma, Inc. (Pharmaceuticals) (c)	337,600	4,445,811
Brother Industries, Ltd. (Technology Hardware, Storage & Peripherals)	29,900	614,496
Cawachi, Ltd. (Food & Staples Retailing)	4,200	110,317
COLOPL, Inc. (Software) (a)	279,100	2,576,308
Daicel Corp. (Chemicals)	282,700	3,243,537
Daiho Corp. (Construction & Engineering)	322,000	1,568,477
Daikyonishikawa Corp. (Auto Components)	1,800	22,848
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	2,600	382,507
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	13,600	403,943
DENSO Corp. (Auto Components)	1,900	81,795
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	163,400	315,105
EDION Corp. (Specialty Retail)	57,600	561,661
Enplas Corp. (Electronic Equipment, Instruments & Components)	1,500	40,973
FCC Co., Ltd. (Auto Components)	6,100	116,227
Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	33,700	400,561
Foster Electric Co., Ltd. (Household Durables)	180,300	3,008,370
Fujitsu, Ltd. (IT Services)	647,000	4,032,614
Fukuda Corp. (Construction & Engineering)	2,000	17,726
G-Tekt Corp. (Auto Components)	25,800	454,784
Geo Holdings Corp. (Specialty Retail)	39,500	436,192
H-ONE Co., Ltd. (Auto Components)	51,300	747,353
Hazama Ando Corp. (Construction & Engineering)	397,800	2,829,831
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	484,000	2,670,629
Honda Motor Co., Ltd. (Automobiles) (c)	179,300	5,198,453
Hosiden Corp. (Electronic Equipment, Instruments & Components)	22,700	249,858
Hoya Corp. (Health Care Equipment & Supplies)	27,100	1,294,285
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels)	9,700	310,209
Iida Group Holdings Co., Ltd. (Household Durables)	227,100	3,614,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Japan (continued)
Inpex Corp. (Oil, Gas & Consumable Fuels) (c)	390,600	$3,743,943
Iseki & Co., Ltd. (Machinery)	76,000	156,125
Ishihara Sangyo Kaisha, Ltd. (Chemicals) (b)	29,600	289,694
Jaccs Co., Ltd. (Consumer Finance)	238,000	1,020,534
Japan Aviation Electronics Industry, Ltd. (Electronic Equipment, Instruments & Components)	12,000	164,055
Japan Display, Inc. (Electronic Equipment, Instruments & Components) (a)(b)	1,187,800	2,685,137
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	8,600	45,208
Jeol, Ltd. (Health Care Equipment & Supplies)	11,000	54,353
JFE Holdings, Inc. (Metals & Mining) (c)	224,500	3,827,425
Kanamoto Co., Ltd. (Trading Companies & Distributors)	111,300	3,015,259
Kanematsu Corp. (Trading Companies & Distributors)	245,000	498,901
Kansai Electric Power Co., Inc. (Electric Utilities)	230,600	3,117,418
Kasai Kogyo Co., Ltd. (Auto Components)	44,200	547,965
Keihin Corp. (Auto Components)	94,000	1,476,510
Konami Holdings Corp. (Software)	38,000	1,579,996
Makino Milling Machine Co., Ltd. (Machinery)	106,000	943,279
Marubeni Corp. (Trading Companies & Distributors)	583,400	3,592,247
Maruwa Co., Ltd. (Electronic Equipment, Instruments & Components)	6,900	246,351
Mazda Motor Corp. (Automobiles)	63,800	935,180
MCJ Co., Ltd. (Technology Hardware, Storage & Peripherals)	44,300	511,055
Meidensha Corp. (Machinery)	14,000	51,115
Menicon Co., Ltd. (Health Care Equipment & Supplies)	7,100	221,328
Miraca Holdings, Inc. (Health Care Providers & Services)	40,000	1,844,360
Mitsuba Corp. (Auto Components)	32,900	622,141
Mitsubishi Chemical Holdings Corp. (Chemicals) (c)	507,400	3,970,442
Mitsubishi Corp. (Trading Companies & Distributors)	41,100	886,152
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	76,000	1,452,164
Mitsubishi UFJ Financial Group, Inc. (Banks) (c)	974,000	6,196,553
Mitsui & Co., Ltd. (Trading Companies & Distributors)	14,400	203,195
Mitsui Chemicals, Inc. (Chemicals)	754,000	3,855,394

	Shares	Value
Japan (continued)
Mitsui Engineering & Shipbuilding Co., Ltd. (Machinery)	1,080,000	$1,656,694
Mixi, Inc. (Internet Software & Services)	71,600	3,969,392
Mizuho Financial Group, Inc. (Banks)	1,746,700	3,190,205
Modec, Inc. (Energy Equipment & Services)	95,100	2,002,240
Namura Shipbuilding Co., Ltd. (Machinery)	208,900	1,347,379
Net One Systems Co., Ltd. (IT Services)	12,800	116,355
Nexon Co., Ltd. (Software) (c)	224,000	3,807,849
Nikkiso Co., Ltd. (Health Care Equipment & Supplies)	72,800	742,531
Nippon Chemi-Con Corp. (Electronic Equipment, Instruments & Components)	559,000	1,895,510
Nippon Electric Glass Co., Ltd. (Electronic Equipment, Instruments & Components)	182,000	1,128,163
Nippon Prologis REIT, Inc. (Real Estate Investment Trusts)	262	553,966
Nippon Sheet Glass Co., Ltd. (Building Products) (b)	45,300	351,033
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (c)	106,700	4,564,721
Nippon Yusen KK (Marine) (b)	392,000	793,767
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	8,900	269,056
Nissan Motor Co., Ltd. (Automobiles)	2,200	20,890
Nittetsu Mining Co., Ltd. (Metals & Mining)	2,500	133,214
Nojima Corp. (Specialty Retail)	55,100	821,990
Nomura Holdings, Inc. (Capital Markets) (c)	705,500	4,233,949
NTT DOCOMO, Inc. (Wireless Telecommunication Services) (c)	197,700	4,767,146
NuFlare Technology, Inc. (Semiconductors & Semiconductor Equipment)	3,200	169,652
ORIX Corp. (Diversified Financial Services) (c)	280,100	4,274,053
Osaki Electric Co., Ltd. (Electronic Equipment, Instruments & Components)	167,000	1,355,775
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	9,400	432,328
Paramount Bed Holdings Co., Ltd. (Health Care Equipment & Supplies)	13,800	578,740
Penta-Ocean Construction Co., Ltd. (Construction & Engineering)	365,300	1,848,210
Press Kogyo Co., Ltd. (Auto Components)	79,000	382,687
Round One Corp. (Hotels, Restaurants & Leisure)	128,400	1,096,540
Ryobi, Ltd. (Machinery)	210,000	923,077
Sanken Electric Co., Ltd. (Semiconductors & Semiconductor Equipment) (b)	15,000	68,894
Sankyo Tateyama, Inc. (Building Products)	1,300	19,009
Seven & i Holdings Co., Ltd. (Food & Staples Retailing) (c)	85,600	3,616,739
Shinmaywa Industries, Ltd. (Machinery)	104,000	876,035
Shionogi & Co., Ltd. (Pharmaceuticals)	31,100	1,599,429
Showa Corp. (Auto Components) (b)	73,400	625,521

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)
Showa Denko K.K. (Chemicals) (b)	23,200	$442,876
Starzen Co., Ltd. (Food Products)	1,300	52,595
Stella Chemifa Corp. (Chemicals) (a)	10,000	263,916
Sumitomo Corp. (Trading Companies & Distributors) (c)	303,200	4,048,560
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	151,500	2,484,342
Sumitomo Electric Industries, Ltd. (Auto Components)	59,600	971,190
Sumitomo Mitsui Financial Group, Inc. (Banks)	50,500	1,868,240
Sumitomo Mitsui Trust Holdings, Inc. (Banks)	89,300	3,057,709
Sumitomo Seika Chemicals Co., Ltd. (Chemicals)	1,800	76,699
Suntory Beverage & Food, Ltd. (Beverages)	8,400	375,636
Tachi-S Co., Ltd. (Auto Components)	53,900	1,032,791
Taihei Dengyo Kaisha, Ltd. (Construction & Engineering)	33,000	328,002
TIS Inc. (IT Services)	36,400	917,224
Toa Corp. (Construction & Engineering) (b)	69,300	1,274,411
Tochigi Bank, Ltd. (Banks)	80,500	384,176
Tokio Marine Holdings, Inc. (Insurance) (c)	56,000	2,357,049
Tokyo Tatemono Co., Ltd. (Real Estate Management & Development)	1,600	21,831
Tokyo TY Financial Group, Inc. (Banks)	46,000	1,336,981
Topy Industries, Ltd. (Metals & Mining)	1,200	32,671
Towa Corp. (Semiconductors & Semiconductor Equipment)	106,400	1,803,956
Toyota Motor Corp. (Automobiles)	44,400	2,403,714
Tsukui Corp. (Health Care Providers & Services)	4,300	24,379
Unipres Corp. (Auto Components)	133,800	2,829,034
Yurtec Corp. (Construction & Engineering)	156,000	973,994

		172,964,222

Luxembourg 0.0%‡
APERAM S.A. (Metals & Mining)	1,572	79,146

Netherlands 7.5%
ABN AMRO Group N.V. CVA (Banks) (d)	9,589	251,732
Aegon N.V. (Insurance) (c)	762,052	3,884,052
AMG Advanced Metallurgical Group N.V. (Metals & Mining)	5,223	137,001
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	66,341	3,465,840
Corbion N.V. (Chemicals)	3,696	114,742
EXOR N.V. (Diversified Financial Services)	68,456	3,844,037
Heineken Holding N.V. (Beverages)	6,561	549,668
ING Groep N.V. (Banks) (c)	304,564	4,958,175
NN Group N.V. (Insurance)	121,162	4,017,524
Randstad Holding N.V. (Professional Services)	46,939	2,797,357

	Shares	Value
Netherlands (continued)
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)
Class A	175,316	$4,547,060
Class B (c)	199,255	5,296,988
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment) (c)	284,546	4,602,468

		38,466,644

New Zealand 0.0%‡
Air New Zealand, Ltd. (Airlines)	37,110	64,571

Norway 2.6%
Atea ASA (IT Services) (b)	17,384	210,568
Austevoll Seafood ASA (Food Products)	178,420	1,433,843
Borregaard ASA (Chemicals)	29,928	336,368
BW Offshore, Ltd. (Energy Equipment & Services) (b)	136,539	351,446
Grieg Seafood ASA (Food Products)	251,993	1,979,610
Marine Harvest ASA (Food Products) (b)	229,063	3,809,713
Norsk Hydro ASA (Metals & Mining)	4,787	27,319
Norway Royal Salmon ASA (Food Products)	36,476	671,233
Norwegian Finans Holding ASA (Banks) (b)	1,331	10,580
Salmar ASA (Food Products)	32,779	777,671
SpareBank 1 SMN (Banks)	29,392	244,762
SpareBank 1 SR-Bank ASA (Banks)	158,168	1,248,065
Stolt-Nielsen, Ltd. (Marine)	5,594	86,327
Telenor ASA (Diversified Telecommunication Services)	97,403	1,574,602
Yara International ASA (Chemicals)	16,928	629,329

		13,391,436

Singapore 1.0%
China Aviation Oil Singapore Corp., Ltd. (Oil, Gas & Consumable Fuels) (a)	798,000	925,284
Genting Singapore PLC (Hotels, Restaurants & Leisure)	610,700	487,371
Golden Agri-Resources, Ltd. (Food Products)	3,612,000	930,695
Jardine Cycle & Carriage, Ltd. (Distributors)	20,100	679,471
Venture Corp., Ltd. (Electronic Equipment, Instruments & Components)	155,000	1,353,469
Wilmar International, Ltd. (Food Products)	226,000	574,240

		4,950,530

Spain 4.9%
ACS Actividades de Construccion y Servicios S.A. (Construction & Engineering)	15,938	590,804
Amadeus IT Group S.A. (IT Services)	19,071	1,028,315
Banco Bilbao Vizcaya Argentaria S.A. (Banks)	21,118	169,055
Banco Santander S.A. (Banks)	194,755	1,270,121
CaixaBank S.A. (Banks) (c)	971,677	4,412,668
Ence Energia y Celulosa S.A. (Paper & Forest Products)	23,368	83,492

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Spain (continued)
Endesa S.A. (Electric Utilities)	118,122	$2,783,781
Grifols S.A. (Biotechnology)	151,524	4,069,432
Iberdrola S.A. (Electric Utilities)	130,305	937,096
Repsol S.A. (Oil, Gas & Consumable Fuels)	263,816	4,176,991
Telefonica S.A. (Diversified Telecommunication Services) (c)	485,772	5,373,531

		24,895,286

Sweden 2.4%
Atlas Copco AB, Class B (Machinery)	29,851	992,865
Betsson AB (Hotels, Restaurants & Leisure) (b)	17,705	151,318
Boliden AB (Metals & Mining) (c)	122,041	3,488,736
Bure Equity AB (Capital Markets)	1,021	12,623
Electrolux AB, Series B (Household Durables)	3,261	96,866
Granges AB (Metals & Mining)	61,503	638,826
Husqvarna AB, B Shares (Household Durables)	36,037	358,242
Intrum Justitia AB (Commercial Services & Supplies)	49,504	1,967,350
Inwido AB (Building Products)	20,988	301,528
Mycronic AB (Electronic Equipment, Instruments & Components)	91,402	902,947
Sandvik AB (Machinery)	127,081	2,040,229
Scandic Hotels Group AB (Hotels, Restaurants & Leisure) (b)(d)	101,113	1,138,724

		12,090,254

Switzerland 9.2%
ABB, Ltd. Registered (Electrical Equipment)	92,318	2,260,167
Adecco Group A.G. Registered (Professional Services) (c)	52,434	3,894,344
Bobst Group S.A. Registered (Machinery)	9,526	965,046
Coca-Cola HBC A.G. (Beverages) (b)	26,514	735,582
Credit Suisse Group A.G. Registered (Capital Markets) (b)	161,693	2,458,709
Glencore PLC (Metals & Mining) (b)	630,091	2,478,068
Julius Baer Group, Ltd. (Capital Markets) (b)	8,493	442,575
Logitech International S.A. Registered (Technology Hardware, Storage & Peripherals)	94,097	3,144,447
♦Nestle S.A. Registered (Food Products) (c)	98,218	7,566,241
♦Novartis A.G. Registered (Pharmaceuticals) (c)	118,829	9,142,070
Oriflame Holding A.G. (Personal Products) (b)	66,525	2,726,404
♦Roche Holding A.G. (Pharmaceuticals) (c)	38,984	10,198,528
VAT Group A.G. (Machinery) (b)(d)	684	87,854
Wolseley PLC (Trading Companies & Distributors)	6,700	425,561
Zurich Insurance Group A.G. (Insurance)	1,969	544,988

		47,070,584

	Shares	Value
United Kingdom 16.8%
Acacia Mining PLC (Metals & Mining)	12,927	$66,235
Aldermore Group PLC (Banks) (b)	523,639	1,752,512
Anglo American PLC (Metals & Mining) (b)(c)	272,379	3,903,567
Ashtead Group PLC (Trading Companies & Distributors)	33,235	702,079
Barclays PLC (Banks)	57,747	160,174
Barratt Developments PLC (Household Durables)	176,823	1,327,177
Bellway PLC (Household Durables)	8,895	327,882
♦BP PLC (Oil, Gas & Consumable Fuels) (c)	1,183,303	6,781,813
♦British American Tobacco PLC (Tobacco) (c)	120,081	8,110,828
Centamin PLC (Metals & Mining)	217,731	498,867
Crest Nicholson Holdings PLC (Household Durables)	93,214	728,610
Debenhams PLC (Multiline Retail)	2,960,594	1,963,294
DFS Furniture PLC (Household Durables)	8,293	29,457
EI Group PLC (Hotels, Restaurants & Leisure) (b)	222,814	403,302
Electrocomponents PLC (Electronic Equipment, Instruments & Components)	388,231	2,609,721
EnQuest PLC (Oil, Gas & Consumable Fuels) (b)	112,210	55,590
Fenner PLC (Machinery)	341,290	1,488,565
Ferrexpo PLC (Metals & Mining)	1,438,252	2,945,123
Fiat Chrysler Automobiles N.V. (Automobiles) (b)(c)	363,916	4,118,737
G4S PLC (Commercial Services & Supplies)	209,034	826,030
♦GlaxoSmithKline PLC (Pharmaceuticals) (c)	353,013	7,086,944
HSBC Holdings PLC (Banks)	389,825	3,213,695
Ibstock PLC (Construction Materials) (d)	261,397	775,305
Imperial Brands PLC (Tobacco) (c)	89,266	4,372,645
Inchcape PLC (Distributors)	55,235	611,312
Indivior PLC (Pharmaceuticals)	24,642	106,920
International Consolidated Airlines Group S.A. (Airlines)	309,813	2,246,937
Legal & General Group PLC (Insurance)	444,086	1,415,518
Lloyds Banking Group PLC (Banks)	1,590,707	1,425,715
Marks & Spencer Group PLC (Multiline Retail)	50,037	237,586
Old Mutual PLC (Insurance)	1,429,464	3,591,795
OneSavings Bank PLC (Thrifts & Mortgage Finance)	327,443	1,858,847
Persimmon PLC (Household Durables)	56,942	1,718,404
Polypipe Group PLC (Building Products)	154,805	798,605
Redrow PLC (Household Durables)	186,765	1,394,541
Rio Tinto PLC (Metals & Mining) (c)	133,170	5,281,389
Shawbrook Group PLC (Banks) (b)(d)	217,268	962,406
Subsea 7 S.A. (Energy Equipment & Services)	158,262	2,617,424
Tyman PLC (Building Products)	16,987	72,605
Unilever N.V., CVA (Personal Products)	6,177	323,949

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Unilever PLC (Personal Products)	26,550	$1,365,873
Vesuvius PLC (Machinery)	307,217	2,108,908
Virgin Money Holdings UK PLC (Banks)	235,217	966,664
Wm Morrison Supermarkets PLC (Food & Staples Retailing)	405,121	1,258,785
WPP PLC (Media)	63,326	1,355,787

		85,968,122

United States 1.8%
Carnival PLC (Hotels, Restaurants & Leisure)	64,328	3,970,915
Shire PLC (Biotechnology)	40,975	2,407,822
Sims Metal Management, Ltd. (Metals & Mining)	302,044	2,781,898

		9,160,635

Total Common Stocks (Cost $611,831,372)		671,586,601

Preferred Stocks 0.3%
Germany 0.3%
Volkswagen A.G. 1.43% (Automobiles)	10,090	1,599,745

Total Preferred Stocks (Cost $1,358,452)		1,599,745

	Principal Amount
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
United States 0.3%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $1,548,783 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $1,565,000 and a Market Value of $1,582,724) (Capital Markets)	$1,548,771	1,548,771

Total Short-Term Investment (Cost $1,548,771)		1,548,771

Total Investments, Before Investments Sold Short (Cost $614,738,595) (g)	131.5%	674,735,117

	Shares	Value
Investments Sold Short (31.8%) Common Stocks Sold Short (31.8%)
Australia (4.3%)
∎ Aconex, Ltd. (Internet Software & Services) (b)	(731,785)	$(2,405,547)
Altium, Ltd. (Software)	(119,112)	(731,367)
ARB Corp., Ltd. (Auto Components)	(38,095)	(441,861)
∎ Ardent Leisure Group (Hotels, Restaurants & Leisure)	(1,408,217)	(2,140,580)
Australian Agricultural Co., Ltd. (Food Products) (b)	(961,329)	(1,241,730)
Fairfax Media, Ltd. (Media)	(141,622)	(112,409)
Galaxy Resources, Ltd. (Metals & Mining) (b)	(566,124)	(180,163)
Greencross, Ltd. (Specialty Retail)	(200,463)	(1,020,726)
Iluka Resources, Ltd. (Metals & Mining)	(87,584)	(550,896)
Independence Group NL (Metals & Mining)	(529,183)	(1,291,782)
Infigen Energy (Independent Power & Renewable Electricity Producers) (b)	(170,786)	(121,490)
IPH, Ltd. (Professional Services)	(81,179)	(289,953)
iSentia Group, Ltd. (Internet Software & Services)	(343,382)	(372,830)
Jacana Minerals, Ltd. (Metals & Mining) (b)(e)(f)	(26,409)	(2)
Liquefied Natural Gas, Ltd. (Oil, Gas & Consumable Fuels) (b)	(516,140)	(257,013)
Nanosonics, Ltd. (Health Care Equipment & Supplies) (b)	(314,291)	(743,678)
NEXTDC, Ltd. (Internet Software & Services) (b)	(365,111)	(1,137,324)
Nine Entertainment Co. Holdings, Ltd. (Media)	(70,322)	(64,768)
Northern Star Resources, Ltd. (Metals & Mining)	(6,413)	(20,374)
OFX Group, Ltd. (Diversified Financial Services)	(232,437)	(249,760)
Orocobre, Ltd. (Metals & Mining) (b)	(818,064)	(1,929,584)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (b)(e)	(3,372,145)	(265,132)
Pilbara Minerals, Ltd. (Metals & Mining) (b)(e)	(1,643,381)	(418,392)
Saracen Mineral Holdings, Ltd. (Metals & Mining) (b)	(2,650,510)	(1,845,773)
Sirtex Medical, Ltd. (Biotechnology)	(4,566)	(53,132)
Spotless Group Holdings, Ltd. (Commercial Services & Supplies)	(1,925,972)	(1,557,541)
Syrah Resources, Ltd. (Metals & Mining) (b)	(1,025,834)	(1,751,370)
Virgin Australia Holdings, Ltd. (Airlines) (b)	(854,496)	(118,372)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (e)(f)	(444,108)	(3,325)
Vocus Group, Ltd. (Diversified Telecommunication Services)	(21,083)	(53,202)
Western Areas, Ltd. (Metals & Mining) (b)	(443,630)	(737,462)

		(22,107,538)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Austria (0.5%)
ams A.G. (Semiconductors & Semiconductor Equipment)	(2,570)	$(165,307)
DO & CO A.G. (Hotels, Restaurants & Leisure)	(5,125)	(346,013)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(28,490)	(1,990,530)
UNIQA Insurance Group A.G. (Insurance)	(14,263)	(119,073)
Zumtobel Group A.G. (Electrical Equipment)	(1,414)	(29,496)

		(2,650,419)

Belgium (0.8%)
Ablynx N.V. (Biotechnology) (b)	(23,836)	(280,417)
Euronav N.V. (Oil, Gas & Consumable Fuels)	(19,523)	(154,862)
Fagron (Health Care Providers & Services) (b)	(115,609)	(1,524,417)
Nyrstar N.V. (Metals & Mining) (b)	(340,846)	(1,930,303)

		(3,889,999)

China (0.1%)
Boshiwa International Holding, Ltd. (Specialty Retail) (b)(e)(f)	(86,000)	(1,857)
China Healthwise Holdings, Ltd. (Leisure Products) (b)	(6,464,000)	(132,133)
China Shanshui Cement Group, Ltd. (Construction Materials) (b)(e)(f)	(932,000)	(188,117)

		(322,107)

Denmark (0.3%)
ALK-Abello A/S (Pharmaceuticals)	(6,971)	(1,087,265)
Ambu A/S, Class B (Health Care Equipment & Supplies)	(3,390)	(166,813)
Zealand Pharma A/S (Biotechnology) (b)	(7,582)	(135,467)

		(1,389,545)

Finland (0.6%)
Amer Sports OYJ (Leisure Products) (b)	(74,270)	(1,646,362)
Caverion Corp. (Commercial Services & Supplies) (b)	(77,299)	(631,513)
Huhtamaki Oyj (Containers & Packaging)	(23,762)	(920,950)

		(3,198,825)

France (0.8%)
Cellectis S.A. (Biotechnology) (b)	(3,194)	(77,587)
Europcar Groupe S.A. (Road & Rail) (b)(d)	(122,577)	(1,495,459)
Genfit (Life Sciences Tools & Services) (b)	(26,120)	(903,367)
Innate Pharma S.A. (Biotechnology) (b)	(24,979)	(308,557)
Marie Brizard Wine & Spirits S.A. (Beverages) (b)	(1,412)	(21,272)
Technicolor S.A. Registered (Media)	(47,572)	(241,534)
Television Francaise 1 (Media)	(74,032)	(908,040)

		(3,955,816)

	Shares	Value
Germany (1.6%)
AIXTRON S.E. (Semiconductors & Semiconductor Equipment) (b)	(197,289)	$(1,081,841)
Capital Stage A.G. (Independent Power & Renewable Electricity Producers)	(38,617)	(265,812)
GfK S.E. (Media)	(951)	(49,020)
GFT Technologies S.E. (IT Services)	(8,423)	(171,897)
GRENKE A.G. (Diversified Financial Services)	(3,845)	(766,051)
Hypoport A.G. (Diversified Financial Services) (b)	(12,783)	(1,406,376)
MorphoSys A.G. (Life Sciences Tools & Services) (b)	(34,564)	(2,097,889)
Rational A.G. (Machinery)	(964)	(484,404)
RIB Software S.E. (Software)	(1,788)	(26,206)
Scout24 A.G. (Internet Software & Services) (b)(d)	(8,370)	(287,199)
SGL Carbon S.E. (Electrical Equipment) (b)	(39,013)	(394,498)
SLM Solutions Group A.G. (Machinery) (b)	(1,470)	(61,905)
Vossloh A.G. (Machinery) (b)	(4,602)	(308,798)
zooplus A.G. (Internet & Direct Marketing Retail) (b)	(4,848)	(906,471)

		(8,308,367)

Hong Kong (0.7%)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (b)(e)(f)	(1,608,000)	(7,959)
China Financial International Investments, Ltd. (Capital Markets) (b)	(1,040,000)	(39,443)
China Goldjoy Group, Ltd. (Technology Hardware, Storage & Peripherals)	(948,000)	(74,345)
Esprit Holdings, Ltd. (Specialty Retail) (b)	(2,279,481)	(1,770,049)
Good Resources Holdings, Ltd. (Diversified Financial Services) (b)	(2,980,000)	(153,246)
HKBN, Ltd. (Diversified Telecommunication Services)	(692,500)	(747,845)
OP Financial Investments, Ltd. (Capital Markets)	(20,000)	(7,354)
Realord Group Holdings, Ltd. (Commercial Services & Supplies) (b)	(406,000)	(231,229)
Regina Miracle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (d)	(513,000)	(400,990)

		(3,432,460)

Ireland (0.1%)
Cairn Homes PLC (Household Durables) (b)	(369,378)	(629,698)

Isle of Man (0.1%)
GVC Holdings PLC (Hotels, Restaurants & Leisure)	(56,869)	(550,215)

Italy (2.9%)
Banca Carige S.p.A. (Banks) (b)	(1,621,462)	(450,043)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Italy (continued)
Banca Generali S.p.A. (Capital Markets)	(4,685)	$(134,678)
Banca Monte dei Paschi di Siena S.p.A. (Banks) (b)(e)(f)	(4,515)	(74,166)
Banca Popolare di Sondrio SCPA (Banks)	(222,814)	(829,587)
Banco BPM S.p.A. (Banks)	(371,117)	(1,079,368)
BPER Banca S.p.A. (Banks)	(355,539)	(1,944,188)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(49,379)	(1,293,076)
Cairo Communication S.p.A. (Media)	(250,758)	(1,229,178)
Cerved Information Solutions S.p.A. (Diversified Financial Services)	(66,100)	(705,627)
Credito Valtellinese S.p.A. (Banks)	(324,971)	(1,175,250)
Ei Towers S.p.A. (Diversified Telecommunication Services)	(35,073)	(2,024,865)
Geox S.p.A. (Textiles, Apparel & Luxury Goods)	(131,498)	(355,523)
Infrastrutture Wireless Italiane S.p.A. (Diversified Telecommunication Services) (d)	(10,822)	(59,885)
Piaggio & C. S.p.A. (Automobiles)	(112,098)	(232,006)
Rizzoli Corriere Della Sera Mediagroup S.p.A. (Media) (b)	(554,611)	(763,630)
Tamburi Investment Partners S.p.A. (Capital Markets)	(8,050)	(44,502)
∎ Yoox Net-A-Porter Group S.p.A. (Internet & Direct Marketing Retail) (b)	(83,193)	(2,211,179)

		(14,606,751)

Japan (8.8%)
Ai Holdings Corp. (Electronic Equipment, Instruments & Components)	(82,200)	(2,021,910)
Aiful Corp. (Consumer Finance) (b)	(242,600)	(731,228)
Akebono Brake Industry Co., Ltd. (Auto Components) (b)	(24,300)	(76,734)
Anicom Holdings, Inc. (Insurance) (b)	(88,400)	(2,111,767)
ASKUL Corp. (Internet & Direct Marketing Retail)	(48,200)	(1,403,086)
Benefit One, Inc. (Professional Services)	(17,800)	(543,700)
DMG Mori Co., Ltd. (Machinery)	(90,600)	(1,493,813)
Elecom Co., Ltd. (Technology Hardware, Storage & Peripherals)	(47,300)	(977,611)
Fuji Kyuko Co., Ltd. (Hotels, Restaurants & Leisure)	(93,000)	(850,953)
Genky Stores, Inc. (Food & Staples Retailing)	(6,600)	(168,856)
GNI Group, Ltd. (Biotechnology) (b)	(163,000)	(653,608)
HEALIOS KK (Biotechnology) (b)	(7,000)	(105,118)
IDOM, Inc. (Specialty Retail)	(138,900)	(728,921)
Infomart Corp. (Internet Software & Services)	(8,700)	(52,212)
Istyle, Inc. (Internet Software & Services)	(180,100)	(1,455,664)
J Trust Co., Ltd. (Consumer Finance)	(19,600)	(153,930)
Jamco Corp. (Aerospace & Defense)	(65,700)	(1,531,183)

	Shares	Value
Japan (continued)
Japan Investment Adviser Co., Ltd. (Diversified Financial Services)	(6,900)	$(238,924)
Japan Lifeline Co., Ltd. (Health Care Providers & Services)	(60,000)	(1,204,037)
Japan Material Co., Ltd. (Semiconductors & Semiconductor Equipment)	(4,800)	(78,626)
JINS Ltd. (Specialty Retail)	(1,400)	(75,353)
Kotobuki Spirits Co., Ltd. (Food Products)	(73,300)	(1,975,927)
Lifull Co., Ltd. (Media)	(293,100)	(2,056,104)
M&A Capital Partners Co., Ltd. (Capital Markets) (b)	(33,500)	(1,505,584)
Matsuya Co., Ltd. (Multiline Retail)	(45,300)	(382,393)
Monex Group, Inc. (Capital Markets)	(72,200)	(180,702)
MonotaRO Co., Ltd. (Trading Companies & Distributors)	(62,100)	(2,019,399)
Nihon M&A Center, Inc. (Professional Services)	(59,100)	(2,019,924)
Optex Group Co., Ltd. (Electronic Equipment, Instruments & Components)	(15,600)	(432,420)
OSAKA Titanium Technologies Co., Ltd. (Metals & Mining) (b)	(105,600)	(1,547,884)
SanBio Co., Ltd. (Biotechnology) (b)	(41,800)	(463,465)
Sanrio Co., Ltd. (Specialty Retail)	(110,200)	(2,013,702)
Septeni Holdings Co., Ltd. (Media)	(48,800)	(170,291)
Seria Co., Ltd. (Multiline Retail)	(37,500)	(1,681,992)
Showa Shell Sekiyu K.K. (Oil, Gas & Consumable Fuels)	(1,900)	(18,335)
SMS Co., Ltd. (Internet Software & Services)	(66,900)	(1,780,599)
Sosei Group Corp. (Pharmaceuticals) (b)	(6,800)	(698,453)
Tokyo Individualized Educational Institute, Inc. (Diversified Consumer Services)	(28,700)	(334,179)
Tomy Co., Ltd. (Leisure Products)	(154,700)	(1,540,408)
Topcon Corp. (Electronic Equipment, Instruments & Components)	(91,100)	(1,607,479)
Toshiba TEC Corp. (Technology Hardware, Storage & Peripherals) (b)	(38,000)	(199,076)
Tosho Co., Ltd. (Hotels, Restaurants & Leisure)	(9,600)	(412,505)
Totetsu Kogyo Co., Ltd. (Construction & Engineering)	(10,200)	(295,089)
UNITED, Inc. (Internet Software & Services)	(5,200)	(99,918)
Unitika, Ltd. (Textiles, Apparel & Luxury Goods) (b)	(1,198,000)	(977,959)
Vector, Inc. (Media)	(77,300)	(1,072,041)
W-Scope Corp. (Chemicals)	(55,300)	(744,609)
Wacom Co., Ltd. (Technology Hardware, Storage & Peripherals)	(81,900)	(303,429)
WEDGE Holdings Co., Ltd. (Consumer Finance) (b)	(44,800)	(279,309)
Yakuodo Co., Ltd. (Food & Staples Retailing)	(50,400)	(1,376,703)
Yonex Co., Ltd. (Leisure Products)	(12,800)	(128,832)

		(44,975,944)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Netherlands (0.8%)
Brunel International N.V. (Professional Services)	(2,226)	$(37,826)
Flow Traders (Capital Markets) (d)	(42,194)	(1,300,033)
GrandVision N.V. (Specialty Retail) (d)	(36,201)	(945,227)
Koninklijke BAM Groep N.V. (Construction & Engineering)	(5,777)	(32,509)
TomTom N.V. (Household Durables) (b)	(160,979)	(1,636,758)
Wessanen N.V. (Food Products)	(12,925)	(193,096)

		(4,145,449)

Norway (1.3%)
Aker Solutions ASA (Energy Equipment & Services) (b)	(143,735)	(820,290)
DNO ASA (Oil, Gas & Consumable Fuels) (b)	(2,079,594)	(1,758,427)
Nordic Nanovector ASA (Biotechnology) (b)	(14,297)	(155,692)
Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment) (b)	(282,998)	(1,133,838)
Norwegian Air Shuttle ASA (Airlines) (b)	(37,078)	(1,052,400)
Opera Software ASA (Internet Software & Services) (b)	(217,272)	(981,849)
Petroleum Geo-Services ASA (Energy Equipment & Services) (b)	(210,850)	(496,551)
Scatec Solar ASA (Independent Power & Renewable Electricity Producers) (d)	(89,244)	(404,332)

		(6,803,379)

Portugal (0.4%)
∎ Banco Comercial Portugues S.A., Class R (Banks) (b)	(10,138,653)	(2,261,818)

Singapore (0.6%)
Ezion Holdings, Ltd. (Energy Equipment & Services) (b)	(3,037,700)	(652,263)
Raffles Medical Group, Ltd. (Health Care Providers & Services)	(630,898)	(632,185)
SIIC Environment Holdings, Ltd. (Water Utilities) (b)	(748,780)	(284,045)
Singapore Post, Ltd. (Air Freight & Logistics)	(1,478,400)	(1,460,253)

		(3,028,746)

South Africa (0.0%)‡
Petra Diamonds, Ltd. (Metals & Mining) (b)	(40,904)	(68,563)

Spain (0.9%)
Cellnex Telecom S.A. (Diversified Telecommunication Services) (d)	(119,051)	(2,104,094)
Codere S.A. (Hotels, Restaurants & Leisure) (b)	(185,460)	(105,051)
Euskaltel S.A. (Diversified Telecommunication Services) (d)	(118,537)	(1,205,615)

	Shares	Value
Spain (continued)
Liberbank S.A. (Banks) (b)	(411,866)	$(550,488)
NH Hotel Group S.A. (Hotels, Restaurants & Leisure) (b)	(52,527)	(272,070)
Pharma Mar S.A. (Biotechnology) (b)	(129,317)	(495,845)

		(4,733,163)

Sweden (0.5%)
Arcam AB (Machinery) (b)	(332)	(12,182)
Axactor AB (Diversified Financial Services) (b)	(826,146)	(238,626)
NetEnt AB (Internet Software & Services) (b)	(136,113)	(1,050,356)
Ratos AB, Class B (Capital Markets)	(123,003)	(576,874)
Tobii AB (Technology Hardware, Storage & Peripherals) (b)	(16,891)	(92,872)
Vitrolife AB (Biotechnology)	(14,141)	(806,251)

		(2,777,161)

Switzerland (1.0%)
Ascom Holding A.G. Registered (Communications Equipment)	(21,790)	(411,711)
Basilea Pharmaceutica A.G. Registered (Biotechnology) (b)	(10,185)	(867,516)
Burckhardt Compression Holding A.G. (Machinery)	(3,346)	(1,026,499)
EFG International A.G. (Capital Markets) (b)	(324,872)	(2,060,244)
GAM Holding A.G. (Capital Markets) (b)	(41,594)	(532,989)
Meyer Burger Technology A.G. (Semiconductors & Semiconductor Equipment) (b)	(63,003)	(51,922)
Santhera Pharmaceuticals Holding A.G. Registered (Biotechnology) (b)	(1,987)	(142,784)
VZ Holding A.G. (Capital Markets)	(564)	(156,871)

		(5,250,536)

United Kingdom (4.7%)
Aggreko PLC (Commercial Services & Supplies)	(10,564)	(121,432)
AO World PLC (Internet & Direct Marketing Retail) (b)	(6,446)	(11,271)
Barclays PLC (Banks)	(24)	(66)
Berendsen PLC (Commercial Services & Supplies)	(177,890)	(1,933,081)
Bovis Homes Group PLC (Household Durables)	(95,109)	(1,133,919)
Cairn Energy PLC (Oil, Gas & Consumable Fuels) (b)	(154,713)	(389,346)
Cobham PLC (Aerospace & Defense)	(487,906)	(837,314)
Dairy Crest Group PLC (Food Products)	(223,466)	(1,661,345)
Devro PLC (Food Products)	(24,939)	(64,198)
∎ Essentra PLC (Chemicals)	(306,119)	(2,146,967)
Henderson Group PLC (Capital Markets)	(324,859)	(971,107)
Hunting PLC (Energy Equipment & Services)	(38,003)	(276,871)
Interserve PLC (Commercial Services & Supplies)	(141,934)	(424,654)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
United Kingdom (continued)
Keller Group PLC (Construction & Engineering)	(281)	$(3,370)
Laird PLC (Electronic Equipment, Instruments & Components)	(455,186)	(884,335)
Metro Bank PLC (Banks) (b)	(12,403)	(566,911)
Mitie Group PLC (Commercial Services & Supplies)	(417,333)	(1,132,950)
NCC Group PLC (IT Services)	(805,205)	(1,486,134)
Ocado Group PLC (Internet & Direct Marketing Retail) (b)	(455,408)	(1,480,509)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(63)	(808)
Randgold Resources, Ltd. (Metals & Mining)	(8,766)	(772,620)
Restaurant Group PLC (Hotels, Restaurants & Leisure)	(75,480)	(341,677)
SIG PLC (Trading Companies & Distributors)	(99,249)	(154,255)
Sports Direct International PLC (Specialty Retail) (b)	(165,571)	(657,710)
Ted Baker PLC (Textiles, Apparel & Luxury Goods)	(57,892)	(2,095,738)
Telecom Plus PLC (Multi-Utilities)	(101,894)	(1,649,663)
Tullow Oil PLC (Oil, Gas & Consumable Fuels) (b)	(257,720)	(700,644)
Vectura Group PLC (Pharmaceuticals) (b)	(1,055,009)	(1,928,056)

		(23,826,951)

Total Common Stocks Sold Short (Proceeds $158,851,284)		(162,913,450)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (b)(e)(f)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

Total Investments Sold Short (Proceeds $158,851,284)	(31.8)%	(162,913,452)

Total Investments, Net of Investments Sold Short (Cost $455,887,311)	99.7	511,821,665
Other Assets, Less Liabilities	0.3	1,322,442
Net Assets	100.0%	$513,144,107
‡	Less than one-tenth of a percent.

(a)	All or a portion of this security was held on loan. As of April 30, 2017, the market value of securities loaned was $14,311,412 and the Fund received non-cash collateral in the amount of $15,182,926 (See Note 2(N))

(b)	Non-income producing security.

(c)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $(451,928), which represented (0.1)% of the Fund’s net assets.

(f)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $231,596, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	As of April 30, 2017, cost was $619,958,385 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$72,060,967
Gross unrealized depreciation	(17,284,235)

Net unrealized appreciation	$54,776,732

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

As of April 30, 2017, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Japanese Yen vs. U.S. Dollar	5/8/17	State Street Bank and Trust	JPY	117,909,704	$1,057,997	$(274)

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CVA—Company Voluntary Agreement

JPY—Japanese Yen

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Media	$9,204,902	$507,024	$—	$9,711,926
All Other Industries	661,874,675	—	—	661,874,675

Total Common Stocks	671,079,577	507,024	—	671,586,601

Preferred Stocks	1,599,745	—	—	1,599,745
Short-Term Investments
Repurchase Agreement	—	1,548,771	—	1,548,771

Total Investments in Securities	$672,679,322	$2,055,795	$—	$674,735,117

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (b)	$(161,954,500)	$(757,690)	$(201,260)	$(162,913,450)
Rights Sold Short (c)	—	—	(2)	(2)
Other Financial Instruments
Foreign Currency Forward Contracts (d)	(274)			(274)

Total Investments in Securities Sold Short and Other Financial Instruments	$(161,954,774)	$(757,690)	$(201,262)	$(162,913,726)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $(3,327), $(189,974), and $(7,959) are held in Australia, China, and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(c)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2017 (a)
Common Stocks
Hong Kong	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stocks Sold Short
Australia	(3,380)	—	—	53	—	—	—	—	(3,327)	53
China	(190,533)	—	—	559	—	—	—	—	(189,974)	559
Hong Kong	(7,983)	—	—	24	—				(7,959)	24
Rights Sold Short
Austria	(2)	—	—	—	—	—	—	—	(2)	—

Total	$(201,898)	$—	$—	$636	$—	$—	$—	$—	$(201,262)	$636

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$2,172,624	0.4%
Airlines	10,975,035	2.1
Auto Components	13,745,672	2.7
Automobiles	22,543,786	4.4
Banks	72,537,398	14.1
Beverages	3,358,863	0.7
Biotechnology	9,359,872	1.8
Building Products	1,960,100	0.4
Capital Markets	13,843,665	2.7
Chemicals	23,003,257	4.5
Commercial Services & Supplies	6,480,893	1.3
Construction & Engineering	14,974,405	2.9
Construction Materials	4,621,954	0.9
Consumer Finance	1,020,534	0.2
Distributors	2,705,223	0.5
Diversified Financial Services	9,615,308	1.9
Diversified Telecommunication Services	16,067,837	3.1
Electric Utilities	11,676,612	2.3
Electrical Equipment	6,634,699	1.3
Electronic Equipment, Instruments & Components	16,355,149	3.2
Energy Equipment & Services	4,971,110	1.0
Food & Staples Retailing	10,996,984	2.1
Food Products	22,037,777	4.3
Health Care Equipment & Supplies	3,979,232	0.8
Health Care Providers & Services	7,679,320	1.5
Health Care Technology	581,430	0.1
Hotels, Restaurants & Leisure	8,389,317	1.6
Household Durables	15,135,321	2.9
Household Products	225,850	0.0	‡

	Value	Percent †
Industrial Conglomerates	$9,228,282	1.8%
Insurance	35,697,230	7.0
Internet Software & Services	3,969,392	0.8
IT Services	7,386,965	1.4
Machinery	18,978,900	3.7
Marine	5,439,530	1.1
Media	9,711,926	1.9
Metals & Mining	36,302,598	7.1
Multi-Utilities	1,073,045	0.2
Multiline Retail	5,127,815	1.0
Oil, Gas & Consumable Fuels	33,158,134	6.5
Paper & Forest Products	3,473,899	0.7
Personal Products	5,026,310	1.0
Pharmaceuticals	53,600,855	10.4
Professional Services	6,691,701	1.3
Real Estate Investment Trusts	1,478,272	0.3
Real Estate Management & Development	7,334,071	1.4
Semiconductors & Semiconductor Equipment	14,260,911	2.8
Software	10,248,847	2.0
Specialty Retail	4,375,037	0.9
Technology Hardware, Storage & Peripherals	7,496,378	1.5
Textiles, Apparel & Luxury Goods	15,529,644	3.0
Thrifts & Mortgage Finance	7,708,024	1.5
Tobacco	12,558,799	2.4
Trading Companies & Distributors	16,433,029	3.2
Transportation Infrastructure	29,150	0.0 ‡
Wireless Telecommunication Services	4,767,146	0.9

	674,735,117	131.5
Other Assets, Less Liabilities*	(161,591,010)	–31.5

Net Assets	$513,144,107	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes investments sold short (details on following page).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(2,368,497)	(0.5)%
Air Freight & Logistics	(1,460,253)	(0.3)
Airlines	(1,174,097)	(0.2)
Auto Components	(518,595)	(0.1)
Automobiles	(232,006)	(0.0)‡
Banks	(8,931,885)	(1.7)
Beverages	(21,272)	(0.0)‡
Biotechnology	(4,545,441)	(0.9)
Capital Markets	(7,510,381)	(1.5)
Chemicals	(2,891,576)	(0.6)
Commercial Services & Supplies	(6,032,400)	(1.2)
Communications Equipment	(411,711)	(0.1)
Construction & Engineering	(330,968)	(0.1)
Construction Materials	(188,117)	(0.0)‡
Consumer Finance	(1,164,467)	(0.2)
Containers & Packaging	(920,950)	(0.2)
Diversified Consumer Services	(334,179)	(0.1)
Diversified Financial Services	(3,758,610)	(0.7)
Diversified Telecommunication Services	(6,195,506)	(1.2)
Electrical Equipment	(423,994)	(0.1)
Electronic Equipment, Instruments & Components	(4,954,911)	(1.0)
Energy Equipment & Services	(4,236,505)	(0.8)
Food & Staples Retailing	(1,545,559)	(0.3)
Food Products	(5,136,296)	(1.0)
Health Care Equipment & Supplies	(910,491)	(0.2)
Health Care Providers & Services	(3,360,639)	(0.7)
Hotels, Restaurants & Leisure	(5,019,064)	(1.0)
Household Durables	(3,400,375)	(0.7)
Independent Power & Renewable Electricity Producers	(791,634)	(0.1)
Insurance	(2,230,840)	(0.4)
Internet & Direct Marketing Retail	(6,012,516)	(1.2)
Internet Software & Services	(9,623,498)	(1.9)
IT Services	(1,658,031)	(0.3)
Leisure Products	(3,447,735)	(0.7)
Life Sciences Tools & Services	(3,001,256)	(0.6)
Machinery	(3,387,601)	(0.6)
Media	(6,667,015)	(1.3)
Metals & Mining	(13,045,168)	(2.5)
Multi-Utilities	(1,649,663)	(0.3)
Multiline Retail	(2,064,385)	(0.4)
Oil, Gas & Consumable Fuels	(3,543,759)	(0.7)
Pharmaceuticals	(3,713,774)	(0.7)
Professional Services	(2,891,403)	(0.6)
Road & Rail	(1,495,459)	(0.3)
Semiconductors & Semiconductor Equipment	(2,511,534)	(0.5)
Software	(757,573)	(0.1)
Specialty Retail	(7,213,545)	(1.4)
Technology Hardware, Storage & Peripherals	(1,647,333)	(0.3)

	Value	Percent †
Textiles, Apparel & Luxury Goods	$(5,123,286)	(1.0)%
Trading Companies & Distributors	(2,173,654)	(0.4)
Water Utilities	(284,045)	(0.1)

	$(162,913,452)	(31.8)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $614,738,595) including securities on loan	$674,735,117
Cash denominated in foreign currencies (identified cost $1,372,124)	1,372,292
Receivables:
Investment securities sold	32,342,548
Dividends and interest	3,744,050
Fund shares sold	926,847
Securities lending	19,322
Other assets	40,532

Total assets	713,180,708

Liabilities
Investments sold short (proceeds $158,851,284)	162,913,452
Due to custodian	1,499,747
Payables:
Investment securities purchased	33,370,301
Fund shares redeemed	633,985
Broker fees and charges on short sales	470,624
Manager (See Note 3)	451,495
Dividends on investments sold short	400,288
Transfer agent (See Note 3)	94,808
Professional fees	60,056
Custodian	54,725
Shareholder communication	44,836
NYLIFE Distributors (See Note 3)	38,171
Trustees	1,371
Accrued expenses	529
Interest expense and fees payable	1,939
Unrealized depreciation on foreign currency forward contracts	274

Total liabilities	200,036,601

Net assets	$513,144,107

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,827
Additional paid-in capital	495,550,056

495,608,883
Distributions in excess of net investment income	(650,140)
Accumulated net realized gain (loss) on investments, investments sold short and foreign currency transactions (a)	(37,725,156)
Net unrealized appreciation (depreciation) on investments	59,996,522
Net unrealized appreciation (depreciation) on investments sold short	(4,062,167)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(23,835)

Net assets	$513,144,107

Class A
Net assets applicable to outstanding shares	$49,167,781

Shares of beneficial interest outstanding	5,657,445

Net asset value per share outstanding	$8.69
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.20

Investor Class
Net assets applicable to outstanding shares	$4,098,164

Shares of beneficial interest outstanding	473,421

Net asset value per share outstanding	$8.66
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share outstanding	$9.16

Class C
Net assets applicable to outstanding shares	$34,298,401

Shares of beneficial interest outstanding	4,080,168

Net asset value and offering price per share outstanding	$8.41

Class I
Net assets applicable to outstanding shares	$425,579,761

Shares of beneficial interest outstanding	48,615,879

Net asset value and offering price per share outstanding	$8.75

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,457,646
Securities lending income	95,731
Interest	611
Other income	335

Total income	8,554,323

Expenses
Broker fees and charges on short sales	2,988,539
Manager (See Note 3)	2,822,285
Dividends on investments sold short	1,402,140
Distribution/Service—Class A (See Note 3)	92,528
Distribution/Service—Investor Class (See Note 3)	5,749
Distribution/Service—Class C (See Note 3)	167,731
Transfer agent (See Note 3)	244,681
Custodian	197,602
Professional fees	57,763
Registration	43,216
Shareholder communication	42,595
Trustees	6,800
Miscellaneous	23,924

Total expenses before waiver/reimbursement	8,095,553
Expense waiver/reimbursement from Manager (See Note 3)	(10,556)

Net expenses	8,084,997

Net investment income (loss)	469,326

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	23,832,283
Investments sold short	(10,583,343)
Foreign currency transactions	(246,617)

Net realized gain (loss) on investments, investments sold short and foreign currency transactions	13,002,323

Net change in unrealized appreciation (depreciation) on:
Investments	49,125,555
Investments sold short	(8,335,291)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	66,326

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	40,856,590

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	53,858,913

Net increase (decrease) in net assets resulting from operations	$54,328,239

(a)	Dividends recorded net of foreign withholding taxes in the amount of $679,346.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $19.

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$469,326	$10,764,714
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	13,002,323	(31,260,838)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	40,856,590	(2,592,616)

Net increase (decrease) in net assets resulting from operations	54,328,239	(23,088,740)

Dividends to shareholders:
From net investment income:
Class A	(2,675,892)	(856,396)
Investor Class	(158,171)	(32,979)
Class C	(657,253)	(104,353)
Class I	(12,186,913)	(4,980,411)

Total dividends to shareholders	(15,678,229)	(5,974,139)

Capital share transactions:
Net proceeds from sale of shares	68,832,219	291,228,808
Net asset value of shares issued to shareholders in reinvestment of dividends	14,620,746	5,607,652
Cost of shares redeemed	(144,843,269)	(431,136,470)

Increase (decrease) in net assets derived from capital share transactions	(61,390,304)	(134,300,010)

Net increase (decrease) in net assets	(22,740,294)	(163,362,889)

Net Assets
Beginning of period	535,884,401	699,247,290

End of period	$513,144,107	$535,884,401

Undistributed (distributions in excess of) net investment income at end of period	$(650,140)	$14,558,763

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Cash Flows

for the six months ended April 30, 2017 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$54,328,239
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(472,561,588)
Investments sold	559,386,058
Purchases to cover securities sold short	(281,895,560)
Securities sold short	269,159,391
Sale of short term investments, net	3,427,624
Increase in due from custodian	906,925
Increase in investment securities sold receivable	(16,379,326)
Increase in dividends and interest receivable	(181,614)
Decrease in securities lending receivable	17,251
Increase in other assets	(6,542)
Increase in investment securities purchased payable	14,434,143
Decrease in broker fees and charges payable on short sales	(150,251)
Increase in dividends payable for securities sold short	298,211
Increase in cash due to custodian	1,499,747
Increase in professional fees payable	20,903
Decrease in custodian payable	(24,876)
Increase in shareholder communication payable	11,567
Decrease in due to Trustees	(309)
Decrease in due to manager	(42,485)
Decrease in due to transfer agent	(2,601)
Decrease in due to NYLIFE Distributors	(15,477)
Increase in payable for open forward foreign currency contracts	274
Decrease in accrued expenses	(9)
Net change in unrealized (appreciation) depreciation on investments	(49,125,555)
Net realized (gain) loss from investments	(23,832,264)
Net change in unrealized (appreciation) depreciation on securities sold short	8,335,291
Net realized (gain) loss from securities sold short	10,583,343

Net cash provided by operating activities	78,190,510

Cash flows from financing activities:
Proceeds from shares sold	112,371,763
Payment on shares redeemed	(188,868,038)
Cash distributions paid	(1,057,483)

Net cash used in financing activities	(77,553,758)

Net increase in cash:	636,752

Cash at beginning of period	735,540

Cash at end of period	$1,372,292

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $14,620,746.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,				Year ended October 31,
Class A	2017*				2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.06				$8.36		$8.83	$8.94	$6.79	$6.36

Net investment income (loss)			(0.02	)(a)	0.11		0.05	0.14 (a)	0.11 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	0.88				(0.35)		(0.09)	0.03	2.18	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡			(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	0.86				(0.24)		(0.04)	0.17	2.28	0.58

Less dividends and distributions:
From net investment income	(0.23)				(0.06)		(0.16)	(0.28)	(0.13)	(0.15)
From net realized gain on investments	—				—		(0.27)	—	—	—

Total dividends and distributions	(0.23)				(0.06)		(0.43)	(0.28)	(0.13)	(0.15)

Net asset value at end of period	$8.69				$8.06		$8.36	$8.83	$8.94	$6.79

Total investment return (b)	10.88%				(2.85%)		(0.39%)	2.06%	34.12%	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49	%)††			1.37	% (c)	0.61%	1.58%	1.33%	1.64%
Net expenses (excluding short sale expenses)	1.58	% ††			1.53	% (d)	1.52%	1.52%	1.56%	1.58%
Expenses (including short sales expenses, before waiver/reimbursement)	3.29	% ††			3.33%		3.27%	3.06%	2.84%	3.19%
Short sale expenses	1.71	% ††			1.78%		1.76%	1.54%	1.28%	1.61%
Portfolio turnover rate	70%				137%		110%	136%	157%	162%
Net assets at end of period (in 000’s)	$49,168				$98,856		$107,669	$23,074	$10,491	$394

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.55%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.02		$8.33		$8.80	$8.92	$6.78	$6.35

Net investment income (loss)	(0.01	)(a)	0.09		0.05	0.12 (a)	0.12 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	0.87		(0.34)		(0.09)	0.04	2.15	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	0.86		(0.25)		(0.04)	0.16	2.26	0.57

Less dividends and distributions:
From net investment income	(0.22)		(0.06)		(0.16)	(0.28)	(0.12)	(0.14)
From net realized gain on investments	—		—		(0.27)	—	—	—

Total dividends and distributions	(0.22)		(0.06)		(0.43)	(0.28)	(0.12)	(0.14)

Net asset value at end of period	$8.66		$8.02		$8.33	$8.80	$8.92	$6.78

Total investment return (b)	10.89%		(3.04%)		(0.49%)	1.93%	33.89%	9.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35	%)††	1.19	% (c)	0.75%	1.32%	1.53%	1.43%
Net expenses (excluding short sale expenses)	1.72	% ††	1.68	% (d)	1.65%	1.67%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.45	% ††	3.54%		3.44%	3.19%	3.09%	3.37%
Short sale expenses	1.71	% ††	1.78%		1.79%	1.52%	1.30%	1.59%
Portfolio turnover rate	70%		137%		110%	136%	157%	162%
Net assets at end of period (in 000’s)	$4,098		$5,754		$4,721	$947	$496	$238

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$7.75		$8.08		$8.57	$8.73	$6.64	$6.22

Net investment income (loss)	(0.03	)(a)	0.03		0.01	0.06 (a)	0.04 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	0.84		(0.34)		(0.12)	0.04	2.14	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	0.81		(0.31)		(0.11)	0.10	2.17	0.51

Less dividends and distributions:
From net investment income	(0.15)		(0.02)		(0.11)	(0.26)	(0.08)	(0.09)
From net realized gain on investments	—		—		(0.27)	—	—	—

Total dividends and distributions	(0.15)		(0.02)		(0.38)	(0.26)	(0.08)	(0.09)

Net asset value at end of period	$8.41		$7.75		$8.08	$8.57	$8.73	$6.64

Total investment return (b)	10.60%		(3.84%)		(1.19%)	1.11%	32.97%	8.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.85	%)††	0.45	% (c)	(0.17%)	0.66%	0.50%	0.71%
Net expenses (excluding short sale expenses)	2.47	% ††	2.43	% (d)	2.40%	2.42%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.18	% ††	4.27%		4.16%	3.97%	3.85%	4.14%
Short sale expenses	1.71	% ††	1.78%		1.76%	1.55%	1.31%	1.60%
Portfolio turnover rate	70%		137%		110%	136%	157%	162%
Net assets at end of period (in 000’s)	$34,298		$36,489		$38,434	$6,975	$1,503	$159

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Six months ended April 30,		Year ended October 31,
Class I	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.12		$8.42		$8.89	$8.98	$6.82	$6.38

Net investment income (loss)	0.02	(a)	0.13		0.08	0.15 (a)	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	0.86		(0.36)		(0.10)	0.05	2.17	0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	0.88		(0.23)		(0.02)	0.20	2.30	0.61

Less dividends and distributions:
From net investment income	(0.25)		(0.07)		(0.18)	(0.29)	(0.14)	(0.17)
From net realized gain on investments	—		—		(0.27)	—	—	—

Total dividends and distributions	(0.25)		(0.07)		(0.45)	(0.29)	(0.14)	(0.17)

Net asset value at end of period	$8.75		$8.12		$8.42	$8.89	$8.98	$6.82

Total investment return (b)	11.23%		(2.69%)		(0.04%)	2.25%	34.51%	9.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40	%††	1.66	% (c)	0.98%	1.70%	1.78%	1.70%
Net expenses (excluding short sale expenses)	1.33	%††	1.28	% (d)	1.27%	1.27%	1.30%	1.34%
Expenses (including short sales expenses, before waiver/reimbursement)	3.04	%††	3.07%		3.06%	2.80%	2.60%	2.93%
Short sale expenses	1.71	%††	1.78%		1.79%	1.53%	1.30%	1.59%
Portfolio turnover rate	70%		137%		110%	136%	157%	162%
Net assets at end of period (in 000’s)	$425,580		$394,785		$548,422	$378,544	$250,459	$171,404

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.30%.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Class T and Investor Class shares. Class I and R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

31

Notes to Financial Statements (Unaudited) (continued)

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and rights are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security

32	MainStay International Opportunities Fund

prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

33

Notes to Financial Statements (Unaudited) (continued)

Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, the Fund did not hold any futures contracts.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of

34	MainStay International Opportunities Fund

loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any warrants.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2017, the Fund had securities on loan with a value of $14,311,412 and had received non-cash collateral of $15,182,926. The Fund earned income from securities loaned in the amount of $95,731 and is reflected in the Statement of Operations.

(O)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(P)  Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

35

Notes to Financial Statements (Unaudited) (continued)

have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(274)	$(274)

Total Fair Value		$(274)	$(274)

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(274)	$(274)

Total Change in Unrealized Appreciation (Depreciation)		$(274)	$(274)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long (a)	$1,057,997	$1,057,997

(a)	Positions were open one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund. New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6 shares. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Prior to March 1, 2017, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.95% for Investor Class and 2.70% for Class C. These voluntary waivers or reimbursements may be discontinued at any time without notice. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. Prior to March 1, 2017, New York Life Investments had agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses did not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $2,822,285 and waived its fees and/or reimbursed expenses in the amount of $10,556.

36	MainStay International Opportunities Fund

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $8,519 and $2,444, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $300 and $3,134, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$30,303
Investor Class	6,477
Class C	47,148
Class I	160,753

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$5,974,139

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

37

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $472,229 and $558,621, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,411,023	$11,515,114
Shares issued to shareholders in reinvestment of dividends and distributions	284,203	2,293,521
Shares redeemed	(3,007,907)	(24,499,248)

Net increase (decrease) in shares outstanding before conversion	(1,312,681)	(10,690,613)
Shares converted into Class A (See Note 1)	18,576	156,499
Shares converted from Class A (See Note 1)	(5,316,965)	(43,762,457)

Net increase (decrease)	(6,611,070)	$(54,296,571)

Year ended October 31, 2016:
Shares sold	7,714,141	$60,504,500
Shares issued to shareholders in reinvestment of dividends and distributions	93,797	764,447
Shares redeemed	(7,914,044)	(61,826,367)

Net increase (decrease) in shares outstanding before conversion	(106,106)	(557,420)
Shares converted into Class A (See Note 1)	26,147	207,067
Shares converted from Class A (See Note 1)	(527,918)	(4,131,442)

Net increase (decrease)	(607,877)	$(4,481,795)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	87,071	$706,442
Shares issued to shareholders in reinvestment of dividends and distributions	17,948	144,299
Shares redeemed	(338,973)	(2,725,706)

Net increase (decrease) in shares outstanding before conversion	(233,954)	(1,874,965)
Shares converted into Investor Class (See Note 1)	8,201	69,002
Shares converted from Investor Class (See Note 1)	(18,646)	(156,499)

Net increase (decrease)	(244,399)	$(1,962,462)

Year ended October 31, 2016:
Shares sold	262,187	$2,035,945
Shares issued to shareholders in reinvestment of dividends and distributions	3,838	31,161
Shares redeemed	(110,483)	(857,522)

Net increase (decrease) in shares outstanding before conversion	155,542	1,209,584
Shares converted into Investor Class (See Note 1)	21,453	166,456
Shares converted from Investor Class (See Note 1)	(26,264)	(207,067)

Net increase (decrease)	150,731	$1,168,973

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	495,762	$3,939,458
Shares issued to shareholders in reinvestment of dividends and distributions	75,844	593,862
Shares redeemed	(1,195,530)	(9,386,402)

Net increase (decrease) in shares outstanding before conversion	(623,924)	(4,853,082)
Shares converted from Class C (See Note 1)	(1,231)	(9,659)

Net increase (decrease)	(625,155)	$(4,862,741)

Year ended October 31, 2016:
Shares sold	2,142,133	$16,358,096
Shares issued to shareholders in reinvestment of dividends and distributions	11,661	92,236
Shares redeemed	(2,203,559)	(16,632,371)

Net increase (decrease) in shares outstanding before conversion	(49,765)	(182,039)
Shares converted into Class C (See Note 1)	(1,973)	(14,681)
Shares converted from Class C (See Note 1)	(1,973)	(14,681)

Net increase (decrease)	(53,711)	$(211,401)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	6,382,057	$52,671,205
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,225	11,589,064
Shares redeemed	(13,071,592)	(108,231,913)

Net increase (decrease) in shares outstanding before conversion	(5,262,310)	(43,971,644)
Shares converted into Class I (See Note 1)	5,277,754	43,703,114

Net increase (decrease)	15,444	$(268,530)

Year ended October 31, 2016:
Shares sold	26,971,171	$212,330,267
Shares issued to shareholders in reinvestment of dividends and distributions	575,586	4,719,808
Shares redeemed	(44,582,599)	(351,820,210)

Net increase (decrease) in shares outstanding before conversion	(17,035,842)	(134,770,135)
Shares converted into Class I (See Note 1)	504,611	3,979,667

Net increase (decrease)	(16,531,231)	$(130,790,468)

Note 10–Recent Accounting Pronouncements

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

38	MainStay International Opportunities Fund

In November 2016, the FASB issued the Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

40	MainStay International Opportunities Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and

42	MainStay International Opportunities Fund

Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding New York Life Investments’ proposal to make changes to the Fund’s investment strategies that were expected to reduce the Fund’s actual expenses. Additionally, the Board considered New York Life Investments’ changes to the Fund’s expense limitation arrangement to implement a higher cap on expenses. The Board noted that, while the Fund may incur additional custody and related expenses under the Fund’s revised investment strategy, the Fund would benefit from a reduction in brokerage expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); by visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay International Opportunities Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737581 MS144-17	MSIR10-06/17 (NYLIM) NL0C4

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	0.86 6.73%	3.38 9.39%	7.88 9.11%	4.90 5.50%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.78 6.64	3.25 9.26	7.70 8.93	5.84 6.49	1.30 1.30
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	1.28 6.28	3.45 8.45	7.83 8.12	4.55 4.55	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	5.28 6.28	7.46 8.46	8.13 8.13	4.55 4.55	2.05 2.05
Class I Shares	No Sales Charge		5/1/1989	6.84	9.68	9.38	5.79	0.90
Class R1 Shares	No Sales Charge		1/2/2004	6.82	9.61	9.28	5.68	1.00
Class R2 Shares	No Sales Charge		1/2/2004	6.70	9.31	9.00	5.42	1.25
Class R3 Shares	No Sales Charge		4/28/2006	6.52	9.03	8.73	5.16	1.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell Midcap® Value Index[4]	12.42%	17.52%	14.26%	7.16%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	–0.28	0.78	1.82	3.77
Balanced Composite Index[6]	7.25	10.64	9.29	6.24
Average Lipper Mixed-Asset Target Allocation Growth Fund[7]	8.54	11.41	7.95	4.72

4.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,067.30	$5.69	$1,019.30	$5.56	1.11%

Investor Class Shares	$1,000.00	$1,066.40	$6.44	$1,018.50	$6.31	1.26%

Class B Shares	$1,000.00	$1,062.80	$10.28	$1,014.80	$10.04	2.01%

Class C Shares	$1,000.00	$1,062.80	$10.28	$1,014.80	$10.04	2.01%

Class I Shares	$1,000.00	$1,068.40	$4.41	$1,020.50	$4.31	0.86%

Class R1 Shares	$1,000.00	$1,068.20	$4.92	$1,020.00	$4.81	0.96%

Class R2 Shares	$1,000.00	$1,067.00	$6.20	$1,018.80	$6.06	1.21%

Class R3 Shares	$1,000.00	$1,065.20	$7.48	$1,017.60	$7.30	1.46%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.25%, due 6/30/17–2/15/27

2.	iShares Intermediate Credit Bond ETF

3.	Federal National Mortgage Association, 0.875%–2.625%, due 7/26/19–9/24/ 26

4.	iShares Russell 1000 Value ETF

5.	Vanguard Mid-Cap Value ETF
6.	iShares Intermediate Government / Credit Bond ETF

7.	Fifth Third Bancorp

8.	JPMorgan Chase & Co.

9.	SPDR S&P MidCap 400 ETF Trust

10.	Federal Home Loan Mortgage Corporation, 1.00%–1.50%, due 9/27/17–4/20/20

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager; Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Balanced Fund returned 6.73% for Class A shares, 6.64% for Investor Class shares and 6.28% for Class B and Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 6.84%, Class R1 shares returned 6.82%, Class R2 shares returned 6.70% and Class R3 shares returned 6.52%. For the six months ended April 30, 2017, all share classes underperformed the 12.42% return of the Russell Midcap® Value Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –0.28% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,2 which is a secondary benchmark of the Fund. For the six months ended April 30, 2017, all share classes underperformed the 7.25% return of the Balanced Composite Index,2 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 8.54% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, Jonathan Swaney was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

In the equity portion of the Fund, stock selection was the largest contributor to performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—also contributed positively to relative performance in the equity portion of the Fund.

Throughout the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. These spread assets4 provided incremental yield over U.S. Treasury securities. This incremental yield had a positive impact on performance. Some capital appreciation occurred in these sectors since spreads tightened over the reporting period.

The non-corporate sectors of the Index were a slight drag on performance, specifically sovereign and supranational bonds, which had a small negative impact.

The most substantial contributor to relative performance in the fixed-income portion of the Fund was our allocation to corporate bonds. This sector was the most significantly overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and provided the best relative returns in the fixed-income portion of the Fund.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, industrials and real estate made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. In industrials, stock selection was the main driver of the positive contribution, while in the lagging real estate sector, an underweight position was the main driver of relative outperformance.

In the equity portion of the Fund, the sectors that detracted the most from relative performance were consumer discretionary and energy. In both cases, stock selection detracted from the Fund’s relative performance. An overweight position relative to the Russell Midcap® Value Index in the lagging consumer staples sector also detracted from relative performance in the equity portion of the Fund.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributor to absolute performance in the equity portion of the Fund was memory and semiconductor technology company Micron Technology. The company continued to deliver positive results, driven by positive supply/demand dynamics in the memory chip space resulting from strong demand in the server and PC segments. Data storage device maker Western Digital was also a positive contributor to

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

9

absolute performance in the equity portion of the Fund, supported by better-than-expected earnings and margins. Commercial bank SunTrust Banks was another positive contributor, as the company benefited from rising interest rates.

The most substantial detractor from absolute performance in the equity portion of the Fund was insurance provider AmTrust Financial. The company’s shares came under pressure because of concerns over potential accounting irregularities. Biotechnology company United Therapeutics, which focuses on the treatment of chronic and life-threatening conditions, saw its shares fall sharply after the company reported a delay in a pulmonary artery treatment for regulatory reasons. Shares of specialty retailer Urban Outfitters declined after the company reported disappointing earnings.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund entered into new positions that are overweight relative to the Russell Midcap Value® Index in cruise ship operator Royal Caribbean Cruises and agribusiness and food company Bunge Limited. The Fund’s investment process viewed both companies as attractively valued with improving price and earnings trends.

The equity portion of the Fund exited positions in financial services provider Principal Financial Group and apparel maker PVH. The Fund’s investment process viewed Principal Financial Group as unattractive because its valuation was expensive. The Fund’s investment process found PVH unattractive because of deteriorating earnings trends.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund modestly increased its weightings relative to the Russell Midcap® Value Index in the health care and financials sectors. Over the same period, the equity portion of the Fund modestly reduced its relative weightings in the telecommunication services and materials sectors.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2017, the equity portion of the Fund held substantially overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the equity portion of the Fund held modestly underweight positions relative to the Index in the real estate and utilities sectors.

What was the duration5 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The widest variation was 15 basis points. Our duration strategy added to the Fund’s returns. Late in the reporting period, the fixed-income portion of the Fund had a slightly short duration relative to the Index as interest rates rose. As of April 30, 2017, the effective duration of the fixed-income portion of the Fund was 4.07 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

During October, November and December 2016, the fixed-income portion of the Fund held its overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds at the smallest levels during the reporting period. Significant policy uncertainty surrounding the November election led us to adopt a more conservative bias. We maintained this bias into January 2017 and steadily increased exposure to corporate bonds through most of the remainder of the reporting period.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained an overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials sector. This positioning benefited the Fund’s performance relative to the Index. In financials, overweight positions in banks had the most positive impact on the relative performance of the fixed-income portion of the Fund. Overweight positions in Credit Suisse Group, UBS Group and JP Morgan Chase & Co. all contributed positively to relative performance. In industrials, building materials was the best-performing industry in the fixed-income portion of the Fund, with an overweight position in Masco serving as the strongest contributor.

In the fixed-income portion of the Fund, consumer non-cyclicals and technology were among the sectors that detracted the most from relative performance. The fixed-income portion of the Fund held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in both sectors, and they both provided better-than-expected performance.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

When the fixed-income portion of the Fund added to its corporate bond positions, we identified attractive opportunities among European issuers. We invested in a number of European banks that came to market with new deals during the reporting period, the most notable being BNP Paribas, ABN AMRO, UBS and Credit Suisse.

During the reporting period, the Fund engaged in relative value trading, leading us to buy and sell securities. Overall, we added to the Fund’s exposure during the reporting period.

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained an overweight position relative to the Bloomberg

Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. We steadily added to the Fund’s corporate bond position in the first four months of 2017. In the fixed-income portion of the Fund, allocations to commercial mortgage-backed securities and asset-backed securities remained relatively stable during the reporting period.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2017, the fixed-income portion of the Fund maintained a duration that was relatively flat relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. As of the same date, the fixed-income portion of the Fund was overweight relative to the Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. The overweight position in corporate bonds favored banks. At the end of the reporting period we anticipated maintaining overweight positions in spread assets over the next several quarters.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 41.1%† Asset-Backed Securities 2.4%
Automobile 0.1%
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	$400,000	$399,884
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	400,000	398,579

		798,463

Other ABS 2.3%
AIMCO CLO
Series 2017-AA, Class A TBD, due 7/20/29 (b)(c)	500,000	500,000
Series 2014-AA, Class A 2.57%, due 7/20/26 (a)(b)	500,000	500,115
Apidos CLO XV Series 2013-15A, Class A1 1.968%, due 10/20/25 (a)(b)	250,000	250,010
Apidos CLO XXV Series 2016-25A, Class A1 2.363%, due 10/20/28 (a)(b)	1,250,000	1,253,274
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.22%, due 4/17/26 (a)(b)	250,000	249,999
Ares XXVII CLO, Ltd. Series 2013-2A, Class A1 2.289%, due 7/28/25 (a)(b)	587,000	587,486
Babson CLO, Ltd. Series 2013-IA, Class A 2.13%, due 4/20/25 (a)(b)	1,300,000	1,300,776
Canyon Capital CLO, Ltd. Series 2015-1A, Class AS 2.408%, due 4/15/29 (a)(b)	1,310,000	1,310,000
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.386%, due 7/23/30 (a)(b)	1,500,000	1,499,994
Dryden XXXI Senior Loan Fund Series 2014-31A, Class AR 2.238%, due 4/18/26 (a)(b)	820,000	820,013
Finn Square CLO, Ltd. Series 2012-1A, Class A1R 2.207%, due 12/24/23 (a)(b)	194,480	194,666
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	200,000	202,741
Galaxy XIV CLO, Ltd. Series 2012-14A, Class AR 2.276%, due 11/15/26 (a)(b)	500,000	500,770

	Principal Amount	Value
Other ABS (continued)
Galaxy XVI CLO, Ltd. Series 2013-16A, Class A1R 2.279%, due 11/16/25 (a)(b)	$500,000	$500,012
Highbridge Loan Management, Ltd.
Series 6A-2015, Class A 2.331%, due 5/5/27 (a)(b)	600,000	600,389
Series 2011 A-17, Class A TBD, due 5/6/30 (a)(b)(c)	1,000,000	1,000,000
Magnetite XII, Ltd. Series 2015-12A, Class AR 2.353%, due 4/15/27 (a)(b)	1,100,000	1,101,396
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 2.422%, due 1/28/30 (a)(b)(c)	500,000	500,000
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1 2.443%, due 7/15/27 (a)(b)	1,000,000	1,002,878
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 2.354%, due 3/17/30 (a)(b)	500,000	501,145
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 2.359%, due 11/18/26 (a)(b)	1,150,000	1,149,999
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 2.193%, due 4/15/25 (a)(b)	800,000	799,876
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR 2.473%, due 1/15/26 (a)(b)	250,000	250,967
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (a)	200,000	200,070
Voya CLO, Ltd. Series 2014-2A, Class A1R 2.408%, due 4/17/30 (a)(b)	1,250,000	1,250,000

		18,026,576

Total Asset-Backed Securities (Cost $18,807,881)		18,825,039

Corporate Bonds 19.1%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,550,000	1,674,598

Auto Manufacturers 1.0%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	2,000,000	2,025,974

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	$3,050,000	$3,196,641
General Motors Co. 4.875%, due 10/2/23	2,250,000	2,398,837

		7,621,452

Banks 6.0%
ABN AMRO Bank N.V. 2.10%, due 1/18/19 (a)	2,250,000	2,252,047
Bank of America Corp.
3.124%, due 1/20/23 (b)	825,000	833,613
4.45%, due 3/3/26	2,000,000	2,069,032
Bank of New York Mellon Corp. 2.05%, due 5/3/21	1,150,000	1,137,962
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, due 9/8/19 (a)	375,000	375,743
BNP Paribas S.A. 3.80%, due 1/10/24 (a)	1,925,000	1,949,975
Branch Banking & Trust Co. 2.625%, due 1/15/22	1,475,000	1,491,051
Capital One N.A. 2.35%, due 1/31/20	1,540,000	1,541,810
Citigroup, Inc.
2.75%, due 4/25/22	2,250,000	2,243,371
4.60%, due 3/9/26	1,500,000	1,556,088
Cooperatieve Rabobank UA 4.375%, due 8/4/25	2,000,000	2,078,580
Credit Agricole S.A. 3.375%, due 1/10/22 (a)	1,125,000	1,133,836
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	2,500,000	2,572,980
Discover Bank 3.20%, due 8/9/21	1,210,000	1,232,540
♦Fifth Third Bancorp 4.30%, due 1/16/24	2,250,000	2,368,800
Goldman Sachs Group, Inc.
2.35%, due 11/15/21	750,000	739,160
3.85%, due 1/26/27	800,000	812,954
5.375%, due 3/15/20	450,000	487,199
6.00%, due 6/15/20	175,000	193,938
HBOS PLC 6.75%, due 5/21/18 (a)	2,400,000	2,509,630
HSBC Bank USA N.A. 6.00%, due 8/9/17	950,000	961,555
HSBC Holdings PLC 3.262%, due 3/13/23 (b)	1,500,000	1,517,847
Huntington National Bank
2.20%, due 4/1/19	675,000	677,475
2.875%, due 8/20/20	750,000	763,755

	Principal Amount	Value
Banks (continued)
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	$3,850,000	$3,943,420
Korea Development Bank 1.50%, due 1/22/18	200,000	199,587
Morgan Stanley
3.625%, due 1/20/27	950,000	952,587
4.35%, due 9/8/26	2,000,000	2,068,408
Sumitomo Mitsui Banking Corp. 2.25%, due 7/11/19	1,500,000	1,504,376
SunTrust Bank 2.25%, due 1/31/20	2,250,000	2,261,646
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (a)	1,900,000	1,962,041
Wells Fargo & Co.
2.50%, due 3/4/21	750,000	752,165
4.10%, due 6/3/26	550,000	570,061

		47,715,232

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	1,250,000	1,265,345
3.65%, due 2/1/26	1,850,000	1,885,207

		3,150,552

Building Materials 0.5%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,600,000	1,666,280
Masco Corp.
3.50%, due 4/1/21	950,000	973,750
4.45%, due 4/1/25	1,600,000	1,701,392

		4,341,422

Chemicals 0.5%
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	1,025,748
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,100,635
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	500,000	511,875
Westlake Chemical Corp. 3.60%, due 8/15/26	1,500,000	1,484,850

		4,123,108

Computers 0.1%
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	525,000	542,669

Electric 2.4%
Arizona Public Service Co. 2.20%, due 1/15/20	650,000	652,643
Dominion Resources, Inc. 2.00%, due 8/15/21	1,750,000	1,711,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
DTE Electric Co. 2.65%, due 6/15/22	$1,500,000	$1,507,260
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,750,000	1,755,847
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	1,750,000	1,751,199
Engie S.A. 1.625%, due 10/10/17 (a)	450,000	450,035
Entergy Corp. 4.00%, due 7/15/22	1,500,000	1,584,774
Exelon Corp.
2.85%, due 6/15/20	825,000	839,457
3.497%, due 6/1/22	1,000,000	1,019,794
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,850,000	1,940,696
Great Plains Energy, Inc.
3.90%, due 4/1/27	1,500,000	1,515,279
4.85%, due 6/1/21	210,000	225,086
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,094,835
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (a)	325,000	326,059
Southern Co. 2.95%, due 7/1/23	2,750,000	2,736,511

		19,111,334

Electronics 0.3%
Amphenol Corp. 3.125%, due 9/15/21	400,000	409,467
Fortive Corp. 2.35%, due 6/15/21 (a)	1,800,000	1,781,618

		2,191,085

Finance—Credit Card 0.2%
American Express Credit Corp. 1.702%, due 3/18/19 (b)	725,000	728,756
Discover Financial Services
3.85%, due 11/21/22	525,000	538,170
5.20%, due 4/27/22	75,000	81,442

		1,348,368

Food 0.4%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	250,169
4.625%, due 11/1/20	650,000	698,710
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	2,250,000	2,179,024

		3,127,903

	Principal Amount	Value
Health Care—Products 0.2%
Becton Dickinson and Co. 3.734%, due 12/15/24	$1,500,000	$1,508,593
Medtronic, Inc. 3.50%, due 3/15/25	300,000	309,759

		1,818,352

Insurance 0.5%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	1,450,000	1,582,291
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	2,300,000	2,269,771

		3,852,062

Investment Management/Advisory Services 0.2%
UBS Group Funding Switzerland A.G. 4.253%, due 3/23/28 (a)	1,250,000	1,287,805

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	357,440
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	575,962

		933,402

Mining 0.6%
Anglo American Capital PLC
4.75%, due 4/10/27 (a)	1,500,000	1,551,045
4.875%, due 5/14/25 (a)	1,250,000	1,303,125
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	2,000,000	2,083,160

		4,937,330

Miscellaneous—Manufacturing 0.4%
General Electric Co. 4.375%, due 9/16/20	151,000	162,458
Siemens Financieringsmaatschappij N.V.
1.70%, due 9/15/21 (a)	1,250,000	1,216,154
2.70%, due 3/16/22 (a)	1,700,000	1,716,833

		3,095,445

Oil & Gas 1.0%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,500,000	1,612,620
BP Capital Markets PLC
1.846%, due 5/5/17	225,000	225,008
3.062%, due 3/17/22	1,000,000	1,023,947
Cenovus Energy, Inc. 4.25%, due 4/15/27 (a)	1,400,000	1,388,661
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,050,000	1,101,929
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,249,325

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Petroleos Mexicanos
3.50%, due 7/23/20	$200,000	$202,740
3.50%, due 1/30/23	300,000	286,380
Shell International Finance B.V. 3.25%, due 5/11/25	800,000	815,114

		7,905,724

Oil & Gas Services 0.2%
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (a)	1,250,000	1,282,865

Pharmaceuticals 0.7%
Actavis Funding SCS 3.00%, due 3/12/20	800,000	815,688
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	1,300,000	1,308,752
Sanofi 4.00%, due 3/29/21	2,500,000	2,662,597
Shire Acquisitions Investments Ireland DAC 2.40%, due 9/23/21	1,000,000	987,712

		5,774,749

Pipelines 0.6%
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,590,000	1,706,197
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	400,000	448,658
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,700,000	1,872,052
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	430,783
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	514,037

		4,971,727

Real Estate Investment Trusts 0.6%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,525,000
DDR Corp. 4.75%, due 4/15/18	800,000	817,381
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	363,718
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	291,322
Simon Property Group, L.P. 5.65%, due 2/1/20	200,000	217,762
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,750,000	1,854,282

		5,069,465

	Principal Amount	Value
Semiconductors 0.1%
Applied Materials, Inc. 3.30%, due 4/1/27	$425,000	$431,930

Software 0.5%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	2,075,000	2,049,895
Fiserv, Inc. 4.75%, due 6/15/21	500,000	539,699
Oracle Corp. 1.90%, due 9/15/21	1,750,000	1,732,185

		4,321,779

Sovereign 0.0%‡
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	199,646

Telecommunications 1.3%
AT&T, Inc.
3.95%, due 1/15/25	1,925,000	1,949,384
4.45%, due 4/1/24	39,000	41,049
Deutsche Telekom International Finance B.V. 2.82%, due 1/19/22 (a)	2,375,000	2,377,261
Orange S.A. 2.75%, due 2/6/19	475,000	480,722
Telefonica Emisiones SAU 4.103%, due 3/8/27	3,000,000	3,077,139
Verizon Communications, Inc. 5.15%, due 9/15/23	2,200,000	2,434,723

		10,360,278

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	427,922

Total Corporate Bonds (Cost $149,684,151)		151,618,204

Foreign Government Bonds 0.1%
Sovereign 0.1%
Republic of Poland Government International Bond 5.00%, due 3/23/22	150,000	164,947
Russian Federation (a) 3.50%, due 1/16/19	600,000	615,300

Total Foreign Government Bonds (Cost $747,225)		780,247

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
CD Commercial Mortgage Trust Series 2017-CD4, Class A2 3.031%, due 4/10/22	1,200,000	1,235,998

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	$200,000	$211,076
COMM Mortgage Trust
Series 2013-THL, Class A2 2.039%, due 6/8/30 (a)(b)	800,000	800,755
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	610,259
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	400,000	415,789
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	556,711	566,372
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	508,743
Series 2013-C12, Class A4 4.259%, due 10/15/46 (b)	600,000	649,054
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	103,108

Total Mortgage-Backed Securities (Cost $5,100,841)		5,101,154

U.S. Government & Federal Agencies 18.9%
Federal Home Loan Bank 0.3%
0.875%, due 8/5/19	500,000	494,061
1.00%, due 9/26/19	650,000	643,359
1.375%, due 3/18/19	1,300,000	1,300,880

		2,438,300

♦Federal Home Loan Mortgage Corporation 0.6%
1.00%, due 9/27/17	225,000	224,941
1.25%, due 8/15/19	650,000	642,368
1.25%, due 10/2/19	775,000	770,797
1.35%, due 1/25/19	1,200,000	1,199,330
1.375%, due 4/20/20	400,000	397,951
1.50%, due 1/17/20	1,500,000	1,498,716

		4,734,103

♦Federal National Mortgage Association 1.4%
0.875%, due 8/2/19	850,000	839,689
1.00%, due 10/24/19	700,000	692,425
1.25%, due 7/26/19	1,000,000	993,899
1.25%, due 8/17/21	1,200,000	1,171,777
1.375%, due 2/26/21	300,000	296,197

	Principal Amount	Value
Federal National Mortgage Association (continued)
1.50%, due 2/28/20	$550,000	$549,370
1.75%, due 9/12/19	650,000	654,572
1.875%, due 4/5/22	300,000	299,347
1.875%, due 9/24/26	3,900,000	3,676,507
2.625%, due 9/6/24	1,500,000	1,538,074

		10,711,857

♦United States Treasury Notes 16.6%
0.75%, due 6/30/17	2,600,000	2,599,992
0.75%, due 12/31/17	1,110,000	1,107,746
0.75%, due 9/30/18	23,450,000	23,300,694
0.75%, due 10/31/18	325,000	322,753
0.875%, due 5/31/18	15,450,000	15,403,526
0.875%, due 6/15/19	16,765,000	16,616,345
1.00%, due 9/15/18	1,200,000	1,196,484
1.00%, due 10/15/19	17,650,000	17,501,775
1.125%, due 7/31/21	7,175,000	6,996,185
1.25%, due 4/30/19	11,000,000	10,995,270
1.375%, due 9/30/23	7,575,000	7,270,523
1.50%, due 4/15/20	20,300,000	20,329,333
1.625%, due 11/15/22	5,600	5,513
1.875%, due 4/30/22	3,195,000	3,203,860
2.125%, due 3/31/24	2,300,000	2,304,671
2.25%, due 2/15/27	2,950,000	2,941,357

		132,096,027

Total U.S. Government & Federal Agencies (Cost $150,897,671)		149,980,287

Total Long-Term Bonds (Cost $325,237,769)		326,304,931

	Shares
Common Stocks 53.9%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A	27,553	141,898

Aerospace & Defense 0.9%
Arconic, Inc.	49,665	1,357,344
General Dynamics Corp.	4,444	861,203
Orbital ATK, Inc.	11,019	1,090,881
Raytheon Co.	6,361	987,291
Spirit AeroSystems Holdings, Inc. Class A	33,798	1,931,894
United Technologies Corp.	7,298	868,389

		7,097,002

Agriculture 0.7%
Archer-Daniels-Midland Co.	24,494	1,120,600
Bunge, Ltd.	32,549	2,572,347
Philip Morris International, Inc.	9,021	999,888
Reynolds American, Inc.	13,477	869,267

		5,562,102

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Airlines 0.9%
American Airlines Group, Inc.	6,509	$277,414
Copa Holdings S.A. Class A	17,282	2,011,970
Delta Air Lines, Inc.	21,734	987,593
JetBlue Airways Corp. (d)	102,829	2,244,757
United Continental Holdings, Inc. (d)	20,174	1,416,417

		6,938,151

Apparel 0.0%‡
Ralph Lauren Corp.	4,506	364,366

Auto Manufacturers 0.4%
Ford Motor Co.	86,671	994,116
General Motors Co.	28,781	996,974
PACCAR, Inc.	1,899	126,720
Tesla, Inc. (d)	3,220	1,011,306

		3,129,116

Auto Parts & Equipment 0.4%
Adient PLC	6,133	451,144
Goodyear Tire & Rubber Co.	30,139	1,091,936
Lear Corp.	12,743	1,817,916

		3,360,996

Banks 3.8%
Bank of America Corp.	47,415	1,106,666
Bank of New York Mellon Corp.	23,747	1,117,534
BankUnited, Inc.	24,064	849,219
BB&T Corp.	25,731	1,111,065
Capital One Financial Corp.	10,531	846,482
Citigroup, Inc.	18,880	1,116,186
Citizens Financial Group, Inc.	52,330	1,921,034
Commerce Bancshares, Inc.	36,925	2,029,029
Cullen / Frost Bankers, Inc.	1,411	133,184
East West Bancorp, Inc.	15,002	814,159
♦Fifth Third Bancorp	131,753	3,218,726
First Hawaiian, Inc.	57,164	1,701,772
Goldman Sachs Group, Inc.	3,838	858,944
♦JPMorgan Chase & Co.	12,799	1,113,513
KeyCorp	164,872	3,007,265
M&T Bank Corp.	2,106	327,293
Morgan Stanley	22,832	990,224
PNC Financial Services Group, Inc.	8,214	983,626
State Street Corp.	13,234	1,110,333
SunTrust Banks, Inc.	71,948	4,087,366
U.S. Bancorp	19,146	981,807
Wells Fargo & Co.	20,598	1,108,996

		30,534,423

Beverages 0.2%
Coca-Cola Co.	20,154	869,645
PepsiCo., Inc.	8,825	999,696

		1,869,341

	Shares	Value
Biotechnology 0.2%
United Therapeutics Corp. (d)	12,072	$1,517,450

Building Materials 0.6%
Johnson Controls International PLC	61,391	2,552,024
Owens Corning	36,980	2,250,233

		4,802,257

Chemicals 1.5%
Air Products & Chemicals, Inc.	6,143	863,091
Cabot Corp.	32,890	1,979,649
Dow Chemical Co.	17,745	1,114,386
Huntsman Corp.	84,053	2,081,993
LyondellBasell Industries, N.V. Class A	12,826	1,087,132
Monsanto Co.	7,440	867,578
Mosaic Co.	88,060	2,371,456
Praxair, Inc.	6,908	863,362
Versum Materials, Inc.	30,400	973,408

		12,202,055

Coal 0.0%‡
CONSOL Energy, Inc. (d)	20,711	314,393

Commercial Services 1.4%
CoreLogic, Inc. (d)	42,728	1,826,195
Graham Holdings Co. Class B	2,248	1,352,622
H&R Block, Inc.	87,945	2,180,156
Live Nation Entertainment, Inc. (d)	54,893	1,765,359
ManpowerGroup, Inc.	21,975	2,219,035
United Rentals, Inc. (d)	15,368	1,685,255

		11,028,622

Computers 1.6%
Apple, Inc.	7,798	1,120,183
Dell Technologies, Inc. Class V (d)	14,742	989,336
DXC Technology Co. (d)	13,100	986,954
Hewlett Packard Enterprise Co.	53,361	994,115
HP, Inc.	59,742	1,124,344
International Business Machines Corp.	6,994	1,121,068
NetApp, Inc.	64,668	2,577,020
Western Digital Corp.	43,887	3,909,015

		12,822,035

Cosmetics & Personal Care 0.2%
Colgate-Palmolive Co.	11,825	851,873
Procter & Gamble Co.	11,336	989,973

		1,841,846

Electric 3.8%
Alliant Energy Corp.	3,422	134,907
Ameren Corp.	38,590	2,110,487
American Electric Power Co., Inc.	14,598	990,182
CMS Energy Corp.	40,177	1,824,036
Consolidated Edison, Inc.	44,463	3,525,027

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric (continued)
Dominion Resources, Inc.	11,157	$863,887
DTE Energy Co.	13,161	1,376,509
Duke Energy Corp.	10,456	862,620
Edison International	44,386	3,549,548
Entergy Corp.	23,545	1,795,542
Eversource Energy	13,090	777,546
Exelon Corp.	32,186	1,114,601
FirstEnergy Corp.	69,886	2,092,387
Great Plains Energy, Inc.	4,318	127,731
Hawaiian Electric Industries, Inc.	4,221	141,618
NextEra Energy, Inc.	6,491	866,938
NRG Energy, Inc.	21,556	364,296
PG&E Corp.	14,775	990,664
Pinnacle West Capital Corp.	2,825	240,379
PPL Corp.	13,995	533,350
Public Service Enterprise Group, Inc.	5,744	253,023
Southern Co.	17,313	862,187
WEC Energy Group, Inc.	25,345	1,533,879
Xcel Energy, Inc.	78,474	3,535,254

		30,466,598

Electrical Components & Equipment 0.4%
Emerson Electric Co.	16,342	985,096
Energizer Holdings, Inc.	32,339	1,915,439

		2,900,535

Electronics 0.5%
Corning, Inc.	38,640	1,114,764
Fortive Corp.	13,909	879,883
Jabil Circuit, Inc.	72,623	2,107,520

		4,102,167

Entertainment 0.5%
International Game Technology PLC	79,684	1,768,985
Lions Gate Entertainment Corp. Class A	47,387	1,240,118
Regal Entertainment Group Class A	32,695	721,578

		3,730,681

Environmental Controls 0.1%
Waste Management, Inc.	13,647	993,229

Finance—Commercial 0.3%
CIT Group, Inc.	54,684	2,532,416

Finance—Consumer Loans 0.1%
Synchrony Financial	21,694	603,093

Finance—Credit Card 0.3%
American Express Co.	13,959	1,106,251
Discover Financial Services	17,434	1,091,194

		2,197,445

	Shares	Value
Finance—Investment Banker/Broker 0.7%
Charles Schwab Corp.	22,085	$858,002
E*TRADE Financial Corp. (d)	16,918	584,982
Lazard, Ltd. Class A	46,773	2,008,433
LPL Financial Holdings, Inc.	48,825	2,052,603

		5,504,020

Finance—Mortgage Loan/Banker 0.3%
FNF Group	63,553	2,602,495

Finance—Other Services 0.2%
CME Group, Inc.	7,529	874,795
Intercontinental Exchange, Inc.	14,397	866,699

		1,741,494

Food 1.1%
Conagra Brands, Inc.	7,809	302,833
Flowers Foods, Inc.	85,399	1,674,674
Ingredion, Inc.	2,631	325,771
Kraft Heinz Co.	9,543	862,592
Mondelez International, Inc. Class A	19,263	867,413
Pilgrim’s Pride Corp.	72,893	1,892,302
Tyson Foods, Inc. Class A	39,404	2,532,101

		8,457,686

Food Services 0.3%
Aramark	56,827	2,075,322

Forest Products & Paper 0.0%‡
International Paper Co.	3,562	192,241

Gas 0.7%
CenterPoint Energy, Inc.	95,418	2,722,276
Sempra Energy	6,551	740,394
UGI Corp.	11,970	600,415
Vectren Corp.	20,739	1,232,311

		5,295,396

Hand & Machine Tools 0.5%
Lincoln Electric Holdings, Inc.	7,718	693,252
Regal Beloit Corp.	16,490	1,300,236
Stanley Black & Decker, Inc.	15,292	2,082,006

		4,075,494

Health Care—Products 0.9%
Abbott Laboratories	22,774	993,857
Alere, Inc. (d)	23,990	1,179,588
Baxter International, Inc.	20,233	1,126,574
Danaher Corp.	11,990	999,127
Hill-Rom Holdings, Inc.	11,564	874,701
Medtronic PLC	11,958	993,590
Thermo Fisher Scientific, Inc.	5,963	985,863

		7,153,300

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Services 1.5%
Aetna, Inc.	8,368	$1,130,266
Anthem, Inc.	6,288	1,118,572
Centene Corp. (d)	26,779	1,992,358
Cigna Corp.	7,178	1,122,424
DaVita, Inc. (d)	32,322	2,230,541
HCA Holdings, Inc. (d)	13,439	1,131,698
Humana, Inc.	5,128	1,138,313
WellCare Health Plans, Inc. (d)	11,716	1,797,352

		11,661,524

Holding Company—Diversified 0.2%
Leucadia National Corp.	72,440	1,839,252

Home Furnishing 0.0%‡
Whirlpool Corp.	445	82,575

Household Products & Wares 0.1%
Kimberly-Clark Corp.	7,646	992,069

Insurance 4.4%
Aflac, Inc.	14,941	1,118,782
Alleghany Corp. (d)	227	138,629
Allstate Corp.	13,677	1,111,803
American Financial Group, Inc.	23,021	2,240,174
American International Group, Inc.	16,256	990,153
American National Insurance Co.	6,333	740,454
AmTrust Financial Services, Inc.	35,046	562,488
Aspen Insurance Holdings, Ltd.	20,132	1,053,910
Assurant, Inc.	19,210	1,848,770
Assured Guaranty, Ltd.	54,842	2,091,126
Athene Holding, Ltd. Class A (d)	16,796	895,395
Axis Capital Holdings, Ltd.	28,286	1,864,047
Berkshire Hathaway, Inc. Class B (d)	5,968	985,973
Chubb, Ltd.	7,181	985,592
CNA Financial Corp.	7,638	345,696
Everest Re Group, Ltd.	10,369	2,609,981
First American Financial Corp.	41,795	1,814,321
Hartford Financial Services Group, Inc.	10,025	484,809
Lincoln National Corp.	21,230	1,399,694
MetLife, Inc.	16,634	861,808
Old Republic International Corp.	101,306	2,095,008
Progressive Corp.	3,145	124,919
Prudential Financial, Inc.	10,471	1,120,711
RenaissanceRe Holdings, Ltd.	14,931	2,122,740
Travelers Cos., Inc.	9,179	1,116,717
Unum Group	42,956	1,990,152
Validus Holdings, Ltd.	36,155	1,998,649
XL Group, Ltd.	13,355	558,907

		35,271,408

	Shares	Value
Internet 0.3%
IAC/InterActiveCorp (d)	15,823	$1,313,467
Yahoo!, Inc. (d)	17,924	864,116

		2,177,583

Investment Management/Advisory Services 0.7%
Ameriprise Financial, Inc.	21,641	2,766,802
BlackRock, Inc.	2,543	977,962
Franklin Resources, Inc.	26,522	1,143,363
T. Rowe Price Group, Inc.	7,020	497,648

		5,385,775

Iron & Steel 0.7%
Nucor Corp.	24,530	1,504,425
Steel Dynamics, Inc.	63,921	2,310,105
United States Steel Corp.	74,157	1,655,184

		5,469,714

Leisure Time 0.6%
Carnival Corp.	18,389	1,135,888
Royal Caribbean Cruises, Ltd.	30,953	3,299,590

		4,435,478

Lodging 0.2%
Extended Stay America, Inc.	102,803	1,792,884
Hyatt Hotels Corp. Class A (d)	3,897	216,284

		2,009,168

Machinery—Construction & Mining 0.7%
Caterpillar, Inc.	10,920	1,116,679
Oshkosh Corp.	30,126	2,090,443
Terex Corp.	59,087	2,066,864

		5,273,986

Machinery—Diversified 0.3%
Cummins, Inc.	2,503	377,803
Deere & Co.	10,085	1,125,587
Zebra Technologies Corp. Class A (d)	9,587	903,766

		2,407,156

Media 1.7%
Comcast Corp., Class A	28,324	1,110,018
DISH Network Corp. Class A (d)	17,251	1,111,654
John Wiley & Sons, Inc. Class A	3,113	164,055
Liberty SiriusXM Group (d)
Class A	50,690	1,931,289
Class C	58,659	2,228,455
TEGNA, Inc.	82,835	2,110,636
Thomson Reuters Corp.	22,691	1,030,852
Time Warner, Inc.	9,950	987,737
Tribune Media Co. Class A	6,687	244,221
Twenty-First Century Fox, Inc.
Class A	36,693	1,120,604
Class B	37,466	1,118,735

		13,158,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Metal Fabricate & Hardware 0.2%
Timken Co.	41,755	$2,014,679

Mining 0.5%
Alcoa Corp.	12,459	420,242
Freeport-McMoRan, Inc. (d)	139,704	1,781,226
Newmont Mining Corp.	52,994	1,791,727

		3,993,195

Miscellaneous—Manufacturing 0.6%
Crane Co.	646	51,622
Donaldson Co., Inc.	2,517	116,682
Eaton Corp. PLC	12,996	983,017
General Electric Co.	29,809	864,163
Ingersoll-Rand PLC	3,992	354,290
Parker-Hannifin Corp.	2,738	440,270
Trinity Industries, Inc.	75,096	2,020,082

		4,830,126

Office & Business Equipment 0.1%
Xerox Corp.	85,789	616,823

Oil & Gas 3.8%
Anadarko Petroleum Corp.	15,176	865,335
Antero Resources Corp. (d)	2,699	57,192
Apache Corp.	17,939	872,553
Chevron Corp.	8,219	876,967
Cimarex Energy Co.	6,971	813,376
Concho Resources, Inc. (d)	14,352	1,817,824
ConocoPhillips	18,112	867,746
Devon Energy Corp.	48,055	1,897,692
Diamondback Energy, Inc. (d)	2,820	281,549
Energen Corp. (d)	2,604	135,382
EOG Resources, Inc.	9,321	862,192
EQT Corp.	19,663	1,143,207
Exxon Mobil Corp.	10,667	870,960
Hess Corp.	17,951	876,547
HollyFrontier Corp.	72,219	2,032,243
Marathon Oil Corp.	68,151	1,013,405
Marathon Petroleum Corp.	52,123	2,655,146
Murphy Oil Corp.	18,249	477,759
Newfield Exploration Co. (d)	21,040	728,405
Noble Energy, Inc.	45,887	1,483,527
Occidental Petroleum Corp.	14,090	867,099
Parsley Energy, Inc. Class A (d)	6,086	181,302
PBF Energy, Inc. Class A	41,065	916,571
Phillips 66	11,106	883,593
Pioneer Natural Resources Co.	5,029	869,967
QEP Resources, Inc. (d)	21,552	254,529
Range Resources Corp.	6,692	177,271
Rice Energy, Inc. (d)	120	2,555

	Shares	Value
Oil & Gas (continued)
Rowan Cos. PLC Class A (d)	82,752	$1,164,321
Tesoro Corp.	8,910	710,216
Transocean, Ltd. (d)	171,151	1,887,795
Valero Energy Corp.	17,167	1,109,160
Whiting Petroleum Corp. (d)	51,093	424,072
WPX Energy, Inc. (d)	8,615	102,777

		30,180,235

Oil & Gas Services 0.6%
Baker Hughes, Inc.	40,044	2,377,412
Halliburton Co.	18,682	857,130
Oceaneering International, Inc.	19,482	514,130
Schlumberger, Ltd.	11,900	863,821

		4,612,493

Packaging & Containers 0.1%
WestRock Co.	21,326	1,142,221

Pharmaceuticals 0.9%
Allergan PLC	3,566	869,605
Cardinal Health, Inc.	13,591	986,571
Express Scripts Holding Co. (d)	18,263	1,120,252
Johnson & Johnson	8,033	991,835
Merck & Co., Inc.	13,851	863,333
Mylan N.V. (d)	26,354	984,322
Pfizer, Inc.	29,359	995,857
Premier, Inc. Class A (d)	4,729	159,840

		6,971,615

Pipelines 0.7%
Kinder Morgan, Inc.	42,040	867,285
Targa Resources Corp.	28,466	1,569,331
Williams Cos., Inc.	108,358	3,319,005

		5,755,621

Real Estate 0.2%
Realogy Holdings Corp.	65,746	2,008,540

Real Estate Investment Trusts 4.9%
Annaly Capital Management, Inc.	230,123	2,717,753
Apple Hospitality REIT, Inc.	100,955	1,890,887
AvalonBay Communities, Inc.	2,778	527,376
Brandywine Realty Trust	2,947	50,011
Camden Property Trust	27,212	2,240,364
Care Capital Properties, Inc.	53,458	1,436,416
Colony NorthStar, Inc. Class A	78,625	1,027,629
Columbia Property Trust, Inc.	11,402	256,545
Corporate Office Properties Trust	10,329	338,171
Crown Castle International Corp.	10,461	989,611
EPR Properties	14,101	1,025,284
Equity Commonwealth (d)	62,546	2,000,847
Equity Residential	13,433	867,503

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
HCP, Inc.	79,985	$2,507,530
Highwoods Properties, Inc.	17,297	880,071
Hospitality Properties Trust	65,813	2,094,828
Host Hotels & Resorts, Inc.	151,160	2,713,322
Omega Healthcare Investors, Inc.	33,023	1,089,759
Outfront Media, Inc.	72,693	1,901,649
Piedmont Office Realty Trust, Inc. Class A	5,090	111,216
Prologis, Inc.	13,068	711,030
Senior Housing Properties Trust	96,354	2,073,538
Simon Property Group, Inc.	5,163	853,237
Spirit Realty Capital, Inc.	21,503	202,558
Starwood Property Trust, Inc.	77,579	1,760,267
Uniti Group, Inc. (d)	73,240	2,011,170
VEREIT, Inc.	277,218	2,320,315
Welltower, Inc.	16,342	1,167,472
Weyerhaeuser Co.	14,613	494,942
WP Carey, Inc.	12,906	807,916

		39,069,217

Retail 1.7%
Best Buy Co., Inc.	56,715	2,938,404
Burlington Stores, Inc. (d)	9,666	956,161
CVS Health Corp.	12,007	989,857
GameStop Corp. Class A	82,239	1,866,003
Gap, Inc.	50,138	1,313,616
Liberty Interactive Corp. QVC Group Class A (d)	8,217	174,036
Nu Skin Enterprises, Inc. Class A	33,398	1,844,571
Signet Jewelers, Ltd.	888	58,466
Target Corp.	17,723	989,829
Wal-Mart Stores, Inc.	13,177	990,647
Walgreens Boots Alliance, Inc.	11,573	1,001,527
World Fuel Services Corp.	9,414	346,718

		13,469,835

Semiconductors 1.8%
Analog Devices, Inc.	7,869	599,618
Applied Materials, Inc.	27,131	1,101,790
Cree, Inc. (d)	20,689	456,923
Intel Corp.	29,959	1,083,018
Lam Research Corp.	14,835	2,148,849
Micron Technology, Inc. (d)	147,334	4,076,732
ON Semiconductor Corp. (d)	116,791	1,656,096
QUALCOMM, Inc.	21,073	1,132,463
Skyworks Solutions, Inc.	4,822	480,946
Teradyne, Inc.	35,181	1,240,834

		13,977,269

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.	4,359	875,680

	Shares	Value
Software 1.2%
Akamai Technologies, Inc. (d)	28,537	$1,739,045
Allscripts Healthcare Solutions, Inc. (d)	76,258	912,808
CA, Inc.	2,218	72,817
Fidelity National Information Services, Inc.	3,963	333,645
Nuance Communications, Inc. (d)	99,785	1,785,154
Oracle Corp.	25,046	1,126,068
SS&C Technologies Holdings, Inc.	545	20,023
Synopsys, Inc. (d)	31,625	2,330,762
VMware, Inc. Class A (d)	10,546	992,590

		9,312,912

Telecommunications 1.2%
AT&T, Inc.	24,909	987,144
Cisco Systems, Inc.	29,468	1,003,975
EchoStar Corp. Class A (d)	33,103	1,905,409
Juniper Networks, Inc.	89,349	2,686,724
Level 3 Communications, Inc. (d)	12,570	763,753
T-Mobile U.S., Inc. (d)	14,674	987,120
Verizon Communications, Inc.	18,574	852,732

		9,186,857

Transportation 0.4%
CSX Corp.	19,397	986,143
Norfolk Southern Corp.	8,367	983,039
Union Pacific Corp.	8,755	980,210

		2,949,392

Total Common Stocks (Cost $343,721,481)		429,280,319

Exchange-Traded Funds 5.4% (e)
♦iShares Intermediate Credit Bond ETF	115,645	12,674,692
♦iShares Intermediate Government / Credit Bond ETF	66,497	7,367,203
♦iShares Russell 1000 Value ETF	76,716	8,800,859
SPDR S&P 500 ETF Trust	8,236	1,960,827
♦SPDR S&P MidCap 400 ETF Trust	15,133	4,764,625
♦Vanguard Mid-Cap Value ETF	75,040	7,678,093

Total Exchange-Traded Funds (Cost $42,515,025)		43,246,299

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (c)(d)(f)	17,798	18,063
Safeway PDC, LLC CVR, Expires 1/30/18 (c)(d)(f)	17,798	869

Total Rights (Cost $18,932)		18,932

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments 0.5%
Other Commercial Papers 0.1%
McCormick & Co., Inc. 0.984%, due 5/1/17 (a)	$1,000,000	$1,000,000

Total Other Commercial Papers (Cost $1,000,000)		1,000,000

Repurchase Agreements 0.4%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $1,437,576 (Collateralized by United States Treasury Notes with rates between 1.75% and 2.00% and maturity dates between 9/30/22 and 11/30/22, with a Principal Amount of $1,460,000 and a Market Value of $1,468,244)	1,437,565	1,437,565
RBC Capital Markets 0.79%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $1,917,126 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 10/31/20, with a Principal Amount of $1,927,900 and a Market Value of $1,955,360)	1,917,000	1,917,000

Total Repurchase Agreements (Cost $3,354,565)		3,354,565

Total Short-Term Investments (Cost $4,354,565)		4,354,565

Total Investments (Cost $715,847,772) (g)	100.9%	803,205,046
Other Assets, Less Liabilities	(0.9)	(7,293,063)
Net Assets	100.0%	$795,911,983
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2017.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $2,018,932, which represented 0.3% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	As of April 30, 2017, cost was $723,481,780 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$92,782,007
Gross unrealized depreciation	(13,058,741)

Net unrealized appreciation	$79,723,266

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(18)	June 2017	$(3,898,969)	$(2,128)
5-Year United States Treasury Note	249	June 2017	29,483,156	131,425
10-Year United States Treasury Note	155	June 2017	19,486,407	200,402
10-Year United States Treasury Ultra Note	(57)	June 2017	(7,720,828)	(48,777)

			$37,349,766	$280,922

1.	As of April 30, 2017, cash in the amount of $310,853 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TBD—To be Determined

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$18,825,039	$—	$18,825,039
Corporate Bonds	—	151,618,204	—	151,618,204
Foreign Government Bonds	—	780,247	—	780,247
Mortgage-Backed Securities	—	5,101,154	—	5,101,154
U.S. Government & Federal Agencies	—	149,980,287	—	149,980,287

Total Long-Term Bonds	—	326,304,931	—	326,304,931

Common Stocks	429,280,319	—	—	429,280,319
Exchange-Traded Funds	43,246,299	—	—	43,246,299
Rights (b)	—	—	18,932	18,932
Short-Term Investments
Other Commercial Papers	—	1,000,000	—	1,000,000
Repurchase Agreements	—	3,354,565	—	3,354,565

Total Short-Term Investments	—	4,354,565	—	4,354,565

Total Investments in Securities	472,526,618	330,659,496	18,932	803,205,046

Other Financial Instruments
Futures Contracts (c)	331,827	—	—	331,827

Total Investments in Securities and Other Financial Instruments	$472,858,445	$330,659,496	$18,932	$803,536,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(50,905)	$—	$—	$(50,905)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $18,932 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017 (a)
Rights
Food & Staples Retailing	$18,932	$—	$—	$—	$—	$—	$—	$—	$18,932	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $715,847,772)	$803,205,046
Cash collateral on deposit at broker	310,853
Cash	18,160
Receivables:
Investment securities sold	40,312,979
Dividends and interest	1,884,958
Fund shares sold	651,188
Variation margin on futures contracts	7,047
Other assets	67,922

Total assets	846,458,153

Liabilities
Payables:
Investment securities purchased	41,912,664
Fund shares redeemed	7,634,397
Manager (See Note 3)	461,945
Transfer agent (See Note 3)	201,198
NYLIFE Distributors (See Note 3)	181,347
Shareholder communication	55,735
Custodian	48,599
Professional fees	43,574
Trustees	1,290
Accrued expenses	5,421

Total liabilities	50,546,170

Net assets	$795,911,983

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,324
Additional paid-in capital	693,667,518

693,691,842
Undistributed net investment income	447,870
Accumulated net realized gain (loss) on investments and futures transactions	14,134,075
Net unrealized appreciation (depreciation) on investments and futures contracts	87,638,196

Net assets	$795,911,983

Class A
Net assets applicable to outstanding shares	$243,589,349

Shares of beneficial interest outstanding	7,446,400

Net asset value per share outstanding	$32.71
Maximum sales charge (5.50% of offering price)	1.90

Maximum offering price per share outstanding	$34.61

Investor Class
Net assets applicable to outstanding shares	$86,098,751

Shares of beneficial interest outstanding	2,630,690

Net asset value per share outstanding	$32.73
Maximum sales charge (5.50% of offering price)	1.90

Maximum offering price per share outstanding	$34.63

Class B
Net assets applicable to outstanding shares	$27,388,514

Shares of beneficial interest outstanding	840,495

Net asset value and offering price per share outstanding	$32.59

Class C
Net assets applicable to outstanding shares	$104,512,037

Shares of beneficial interest outstanding	3,209,374

Net asset value and offering price per share outstanding	$32.56

Class I
Net assets applicable to outstanding shares	$318,949,785

Shares of beneficial interest outstanding	9,726,836

Net asset value and offering price per share outstanding	$32.79

Class R1
Net assets applicable to outstanding shares	$1,968,585

Shares of beneficial interest outstanding	60,115

Net asset value and offering price per share outstanding	$32.75

Class R2
Net assets applicable to outstanding shares	$7,783,368

Shares of beneficial interest outstanding	238,010

Net asset value and offering price per share outstanding	$32.70

Class R3
Net assets applicable to outstanding shares	$5,621,594

Shares of beneficial interest outstanding	172,022

Net asset value and offering price per share outstanding	$32.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,297,597
Interest	3,240,232
Other income	523

Total income	9,538,352

Expenses
Manager (See Note 3)	2,814,519
Distribution/Service—Class A (See Note 3)	307,250
Distribution/Service—Investor Class (See Note 3)	105,135
Distribution/Service—Class B (See Note 3)	139,944
Distribution/Service—Class C (See Note 3)	520,335
Distribution/Service—Class R2 (See Note 3)	36,101
Distribution/Service—Class R3 (See Note 3)	10,376
Transfer agent (See Note 3)	598,753
Shareholder communication	58,546
Registration	57,630
Professional fees	42,750
Custodian	21,538
Shareholder service (See Note 3)	17,529
Trustees	10,138
Miscellaneous	20,159

Total expenses	4,760,703

Net investment income (loss)	4,777,649

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	22,667,205
Futures transactions	(1,181,680)

Net realized gain (loss) on investments and futures transactions	21,485,525

Net change in unrealized appreciation (depreciation) on:
Investments	25,354,180
Futures contracts	599,597

Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,953,777

Net realized and unrealized gain (loss) on investments and futures transactions	47,439,302

Net increase (decrease) in net assets resulting from operations	$52,216,951

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,528.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,777,649	$9,586,200
Net realized gain (loss) on investments and futures transactions	21,485,525	8,490,933
Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,953,777	11,321,200

Net increase (decrease) in net assets resulting from operations	52,216,951	29,398,333

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,593,161)	(2,998,086)
Investor Class	(480,590)	(910,291)
Class B	(56,054)	(107,584)
Class C	(207,245)	(398,065)
Class I	(2,346,404)	(4,450,961)
Class R1	(14,803)	(28,648)
Class R2	(163,309)	(526,205)
Class R3	(21,558)	(32,368)

	(4,883,124)	(9,452,208)

From net realized gain on investments:
Class A	(3,402,308)	(12,259,249)
Investor Class	(1,152,864)	(4,153,928)
Class B	(398,773)	(1,582,984)
Class C	(1,445,417)	(5,622,994)
Class I	(4,076,252)	(15,083,876)
Class R1	(29,627)	(101,112)
Class R2	(538,186)	(2,493,918)
Class R3	(50,535)	(161,340)

	(11,093,962)	(41,459,401)

Total dividends and distributions to shareholders	(15,977,086)	(50,911,609)

Capital share transactions:
Net proceeds from sale of shares	80,179,344	124,594,678
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,328,722	48,642,581
Cost of shares redeemed	(129,452,100)	(180,440,244)

Increase (decrease) in net assets derived from capital share transactions	(33,944,034)	(7,202,985)

Net increase (decrease) in net assets	2,295,831	(28,716,261)

	2017	2016
Net Assets
Beginning of period	$793,616,152	$822,332,413

End of period	$795,911,983	$793,616,152

Undistributed net investment income at end of period	$447,870	$553,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.27	$32.13		$34.91	$33.91	$28.37		$26.03

Net investment income (loss) (a)	0.20	0.40		0.37	0.32	0.32		0.31
Net realized and unrealized gain (loss) on investments	1.89	0.79		0.03	3.19	5.54		2.32

Total from investment operations	2.09	1.19		0.40	3.51	5.86		2.63

Less dividends and distributions:
From net investment income	(0.21)	(0.40)		(0.32)	(0.31)	(0.32)		(0.29)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.65)	(2.05)		(3.18)	(2.51)	(0.32)		(0.29)

Net asset value at end of period	$32.71	$31.27		$32.13	$34.91	$33.91		$28.37

Total investment return (b)	6.73%	3.95%		1.06%	11.08%	20.78%		10.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%††	1.30	%(c)	1.12%	0.95%	1.04%		1.13%
Net expenses	1.11%††	1.11	%(d)	1.13%	1.13%	1.16%		1.20%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$243,589	$240,565		$244,512	$229,459	$185,670		$140,585

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.12%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.29	$32.14		$34.93	$33.93	$28.39		$26.05

Net investment income (loss) (a)	0.18	0.35		0.32	0.27	0.27		0.26
Net realized and unrealized gain (loss) on investments	1.88	0.80		0.02	3.19	5.53		2.32

Total from investment operations	2.06	1.15		0.34	3.46	5.80		2.58

Less dividends and distributions:
From net investment income	(0.18)	(0.35)		(0.27)	(0.26)	(0.26)		(0.24)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.62)	(2.00)		(3.13)	(2.46)	(0.26)		(0.24)

Net asset value at end of period	$32.73	$31.29		$32.14	$34.93	$33.93		$28.39

Total investment return (b)	6.64%	3.82%		0.91%	10.85%	20.58%		9.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%††	1.14	%(c)	0.98%	0.79%	0.86%		0.94%
Net expenses	1.26%††	1.26	%(d)	1.27%	1.29%	1.34%		1.39%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$86,099	$81,762		$81,571	$79,169	$73,801		$61,579

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.27%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.15	$32.01		$34.81	$33.82	$28.30		$25.97

Net investment income (loss) (a)	0.06	0.12		0.08	0.02	0.05		0.05
Net realized and unrealized gain (loss) on investments	1.88	0.79		0.01	3.18	5.51		2.31

Total from investment operations	1.94	0.91		0.09	3.20	5.56		2.36

Less dividends and distributions:
From net investment income	(0.06)	(0.12)		(0.03)	(0.01)	(0.04)		(0.03)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.50)	(1.77)		(2.89)	(2.21)	(0.04)		(0.03)

Net asset value at end of period	$32.59	$31.15		$32.01	$34.81	$33.82		$28.30

Total investment return (b)	6.28%	3.03%		0.16%	10.06%	19.66%		9.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%††	0.40	%(c)	0.24%	0.05%	0.15%		0.19%
Net expenses	2.01%††	2.01	%(d)	2.02%	2.04%	2.10%		2.14%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$27,389	$27,999		$30,702	$35,506	$41,749		$49,835

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,
Class C	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.13	$32.00		$34.79	$33.81	$28.29		$25.96

Net investment income (loss) (a)	0.06	0.12		0.07	0.01	0.03		0.05
Net realized and unrealized gain (loss) on investments	1.87	0.78		0.03	3.18	5.53		2.31

Total from investment operations	1.93	0.90		0.10	3.19	5.56		2.36

Less dividends and distributions:
From net investment income	(0.06)	(0.12)		(0.03)	(0.01)	(0.04)		(0.03)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.50)	(1.77)		(2.89)	(2.21)	(0.04)		(0.03)

Net asset value at end of period	$32.56	$31.13		$32.00	$34.79	$33.81		$28.29

Total investment return (b)	6.28%	3.00%		0.19%	10.03%	19.67%		9.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%††	0.40	%(c)	0.21%	0.04%	0.11%		0.19%
Net expenses	2.01%††	2.01	%(d)	2.02%	2.04%	2.09%		2.14%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$104,512	$102,410		$108,936	$84,308	$65,110		$52,876

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.35	$32.20		$34.99	$33.97	$28.42		$26.08

Net investment income (loss) (a)	0.24	0.48		0.45	0.41	0.41		0.38
Net realized and unrealized gain (loss) on investments	1.89	0.79		0.02	3.21	5.54		2.32

Total from investment operations	2.13	1.27		0.47	3.62	5.95		2.70

Less dividends and distributions:
From net investment income	(0.25)	(0.47)		(0.40)	(0.40)	(0.40)		(0.36)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.69)	(2.12)		(3.26)	(2.60)	(0.40)		(0.36)

Net asset value at end of period	$32.79	$31.35		$32.20	$34.99	$33.97		$28.42

Total investment return (b)	6.84%	4.23%		1.31%	11.37%	21.07%		10.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%††	1.55	%(c)	1.37%	1.21%	1.30%		1.38%
Net expenses	0.86%††	0.86	%(d)	0.88%	0.88%	0.91%		0.95%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$318,950	$296,970		$302,328	$303,727	$244,477		$227,707

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.87%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,
Class R1	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.30	$32.16		$34.94	$33.93	$28.39		$26.05

Net investment income (loss) (a)	0.23	0.44		0.43	0.38	0.37		0.35
Net realized and unrealized gain (loss) on investments	1.89	0.79		0.02	3.19	5.54		2.32

Total from investment operations	2.12	1.23		0.45	3.57	5.91		2.67

Less dividends and distributions:
From net investment income	(0.23)	(0.44)		(0.37)	(0.36)	(0.37)		(0.33)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.67)	(2.09)		(3.23)	(2.56)	(0.37)		(0.33)

Net asset value at end of period	$32.75	$31.30		$32.16	$34.94	$33.93		$28.39

Total investment return (b)	6.82%	4.10%		1.24%	11.24%	20.94%		10.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%††	1.44	%(c)	1.31%	1.12%	1.20%		1.28%
Net expenses	0.96%††	0.96	%(d)	0.98%	0.97%	1.01%		1.05%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$1,969	$2,130		$1,969	$6,392	$10,881		$9,441

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.97%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.26	$32.12		$34.91	$33.90	$28.37		$26.03

Net investment income (loss) (a)	0.20	0.37		0.33	0.29	0.30		0.28
Net realized and unrealized gain (loss) on investments	1.87	0.78		0.02	3.20	5.52		2.33

Total from investment operations	2.07	1.15		0.35	3.49	5.82		2.61

Less dividends and distributions:
From net investment income	(0.19)	(0.36)		(0.28)	(0.28)	(0.29)		(0.27)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.63)	(2.01)		(3.14)	(2.48)	(0.29)		(0.27)

Net asset value at end of period	$32.70	$31.26		$32.12	$34.91	$33.90		$28.37

Total investment return (b)	6.70%	3.85%		0.96%	10.97%	20.62%		10.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%††	1.21	%(c)	1.02%	0.85%	0.95%		1.03%
Net expenses	1.21%††	1.21	%(d)	1.23%	1.23%	1.26%		1.30%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$7,783	$38,233		$49,230	$47,872	$53,833		$45,799

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.22%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Six months ended April 30,	Year ended October 31,
Class R3	2017*	2016		2015	2014	2013		2012
Net asset value at beginning of period	$31.25	$32.10		$34.89	$33.89	$28.36		$26.03

Net investment income (loss) (a)	0.14	0.29		0.26	0.20	0.17		0.21
Net realized and unrealized gain (loss) on investments	1.88	0.80		0.01	3.20	5.58		2.32

Total from investment operations	2.02	1.09		0.27	3.40	5.75		2.53

Less dividends and distributions:
From net investment income	(0.15)	(0.29)		(0.20)	(0.20)	(0.22)		(0.20)
From net realized gain on investments	(0.44)	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(0.59)	(1.94)		(3.06)	(2.40)	(0.22)		(0.20)

Net asset value at end of period	$32.68	$31.25		$32.10	$34.89	$33.89		$28.36

Total investment return (b)	6.52%	3.63%		0.69%	10.67%	20.36%		9.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%††	0.94	%(c)	0.80%	0.61%	0.54%		0.77%
Net expenses	1.46%††	1.46	%(d)	1.48%	1.47%	1.50%		1.55%
Portfolio turnover rate	89%	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of period (in 000’s)	$5,622	$3,548		$3,086	$2,674	$2,451		$329

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.47%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers ten classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were made without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Class T Shares are offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I , Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever

32	MainStay Balanced Fund

extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that

33

Notes to Financial Statements (Unaudited) (continued)

are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the

Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the

34	MainStay Balanced Fund

life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any warrants.

35

Notes to Financial Statements (Unaudited) (continued)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$331,827	$331,827

Total Fair Value		$331,827	$331,827

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(50,905)	$(50,905)

Total Fair Value		$(50,905)	$(50,905)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	MainStay Balanced Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,181,680)	$(1,181,680)

Total Realized Gain (Loss)		$(1,181,680)	$(1,181,680)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$599,597	$599,597

Total Change in Unrealized Appreciation (Depreciation)		$599,597	$599,597

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short (b)	$(6,429,419)	$(6,429,419)
Futures Contracts Long	$36,801,681	$36,801,681

(b)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of the equity portion of the

Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $2,814,519.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1,

37

Notes to Financial Statements (Unaudited) (continued)

Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,014
Class R2	14,440
Class R3	2,075

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $31,324 and $23,076, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,673, $3, $21,641 and $6,322, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$133,705
Investor Class	108,507
Class B	36,109
Class C	134,271
Class I	166,984
Class R1	1,104
Class R2	15,819
Class R3	2,254

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$15,879,816
Long-Term Capital Gain	35,031,793
Total	$50,911,609

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

38	MainStay Balanced Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of U.S. government securities were $216,292 and $230,586, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $495,844 and $516,542, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	574,511	$18,512,880
Shares issued to shareholders in reinvestment of dividends and distributions	148,720	4,781,847
Shares redeemed	(953,350)	(30,776,989)

Net increase (decrease) in shares outstanding before conversion	(230,119)	(7,482,262)
Shares converted into Class A (See Note 1)	149,009	4,817,694
Shares converted from Class A (See Note 1)	(165,143)	(5,365,202)

Net increase (decrease)	(246,253)	$(8,029,770)

Year ended October 31, 2016:
Shares sold	1,265,382	$38,499,603
Shares issued to shareholders in reinvestment of dividends and distributions	486,414	14,745,297
Shares redeemed	(1,820,322)	(55,235,561)

Net increase (decrease) in shares outstanding before conversion	(68,526)	(1,990,661)
Shares converted into Class A (See Note 1)	217,788	6,712,388
Shares converted from Class A (See Note 1)	(67,489)	(2,091,166)

Net increase (decrease)	81,773	$2,630,561

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	179,956	$5,825,856
Shares issued to shareholders in reinvestment of dividends and distributions	50,607	1,627,956
Shares redeemed	(152,639)	(4,927,511)

Net increase (decrease) in shares outstanding before conversion	77,924	2,526,301
Shares converted into Investor Class (See Note 1)	76,377	2,457,386
Shares converted from Investor Class (See Note 1)	(136,828)	(4,426,663)

Net increase (decrease)	17,473	$557,024

Year ended October 31, 2016:
Shares sold	258,288	$7,915,764
Shares issued to shareholders in reinvestment of dividends and distributions	166,530	5,051,369
Shares redeemed	(306,282)	(9,369,648)

Net increase (decrease) in shares outstanding before conversion	118,536	3,597,485
Shares converted into Investor Class (See Note 1)	151,428	4,641,967
Shares converted from Investor Class (See Note 1)	(194,433)	(6,000,999)

Net increase (decrease)	75,531	$2,238,453

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	53,668	$1,719,267
Shares issued to shareholders in reinvestment of dividends and distributions	12,999	416,338
Shares redeemed	(62,403)	(2,006,447)

Net increase (decrease) in shares outstanding before conversion	4,264	129,158
Shares converted from Class B (See Note 1)	(62,529)	(2,009,363)

Net increase (decrease)	(58,265)	$(1,880,205)

Year ended October 31, 2016:
Shares sold	153,863	$4,701,185
Shares issued to shareholders in reinvestment of dividends and distributions	52,490	1,583,061
Shares redeemed	(139,253)	(4,241,793)

Net increase (decrease) in shares outstanding before conversion	67,100	2,042,453
Shares converted from Class B (See Note 1)	(127,444)	(3,873,849)

Net increase (decrease)	(60,344)	$(1,831,396)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	336,016	$10,781,757
Shares issued to shareholders in reinvestment of dividends and distributions	45,251	1,447,999
Shares redeemed	(455,724)	(14,622,998)

Net increase (decrease) in shares outstanding before conversion	(74,457)	(2,393,242)
Shares converted from Class C (See Note 1)	(5,548)	(177,674)

Net increase (decrease)	(80,005)	$(2,570,916)

Year ended October 31, 2016:
Shares sold	685,374	$20,810,889
Shares issued to shareholders in reinvestment of dividends and distributions	171,425	5,168,573
Shares redeemed	(969,987)	(29,292,503)

Net increase (decrease) in shares outstanding before conversion	(113,188)	(3,313,041)
Shares converted from Class C (See Note 1)	(2,211)	(68,333)

Net increase (decrease)	(115,399)	$(3,381,374)

39

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,165,785	$37,650,519
Shares issued to shareholders in reinvestment of dividends and distributions	194,057	6,254,208
Shares redeemed	(1,251,258)	(40,371,219)

Net increase (decrease) in shares outstanding before conversion	108,584	3,533,508
Shares converted into Class I (See Note 1)	144,376	4,703,822

Net increase (decrease)	252,960	$8,237,330

Year ended October 31, 2016:
Shares sold	1,449,694	$44,003,896
Shares issued to shareholders in reinvestment of dividends and distributions	618,215	18,792,551
Shares redeemed	(2,005,542)	(61,458,045)

Net increase (decrease) in shares outstanding before conversion	62,367	1,338,402
Shares converted into Class I (See Note 1)	21,762	679,992

Net increase (decrease)	84,129	$2,018,394

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,947	$62,697
Shares issued to shareholders in reinvestment of dividends and distributions	1,381	44,430
Shares redeemed	(11,252)	(363,168)

Net increase (decrease)	(7,924)	$(256,041)

Year ended October 31, 2016:
Shares sold	8,196	$251,650
Shares issued to shareholders in reinvestment of dividends and distributions	4,274	129,760
Shares redeemed	(5,667)	(173,989)

Net increase (decrease)	6,803	$207,421

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	110,691	$3,569,108
Shares issued to shareholders in reinvestment of dividends and distributions	21,332	684,728
Shares redeemed	(1,116,991)	(36,142,705)

Net increase (decrease)	(984,968)	$(31,888,869)

Year ended October 31, 2016:
Shares sold	247,960	$7,584,514
Shares issued to shareholders in reinvestment of dividends and distributions	98,329	2,978,599
Shares redeemed	(656,132)	(20,155,505)

Net increase (decrease)	(309,843)	$(9,592,392)

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	63,732	$2,057,260
Shares issued to shareholders in reinvestment of dividends and distributions	2,215	71,216
Shares redeemed	(7,477)	(241,063)

Net increase (decrease)	58,470	$1,887,413

Year ended October 31, 2016:
Shares sold	27,854	$827,177
Shares issued to shareholders in reinvestment of dividends and distributions	6,383	193,371
Shares redeemed	(16,797)	(513,200)

Net increase (decrease)	17,440	$507,348

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Balanced Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Cornerstone Holdings and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Cornerstone Holdings and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors as subadvisors to the Fund, and responses from New York Life Investments, Cornerstone Holdings and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Cornerstone Holdings and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments, Cornerstone Holdings and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Cornerstone Holdings and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Cornerstone Holdings and NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Cornerstone Holdings and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Cornerstone Holdings and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings and NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings and NYL Investors provide to the Fund. The Board evaluated Cornerstone Holdings’ and NYL Investors’ experience in serving as subadvisors to the Fund and managing other portfolios. It examined Cornerstone Holdings’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings and NYL Investors, and Cornerstone Holdings’ and NYL Investors’ overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings and NYL Investors. The Board also reviewed Cornerstone Holdings’ and NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Cornerstone Holdings’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Cornerstone Holdings or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Cornerstone Holdings and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Fund. Because Cornerstone Holdings and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments, Cornerstone Holdings and NYL Investors in the aggregate.

42	MainStay Balanced Fund

In evaluating the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Cornerstone Holdings and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Cornerstone Holdings and NYL Investors to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationships with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments,

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

because the fees paid to Cornerstone Holdings and NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Cornerstone Holdings and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

44	MainStay Balanced Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737577 MS144-17	MSBL10-06/17 (NYLIM) NL0B7

MainStay Epoch U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	9.66 16.05%	12.47 19.02%	10.27 11.53%	5.01 5.61%	1.25 1.25%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	9.53 15.91	12.16 18.68	9.96 11.22	8.55 9.22	1.53 1.53
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	10.50 15.50	12.83 17.83	10.12 10.39	4.60 4.60	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	14.51 15.51	16.84 17.84	10.39 10.39	4.60 4.60	2.28 2.28
Class I Shares	No Sales Charge		1/12/1987	16.17	19.30	11.80	5.93	1.00
Class R1 Shares	No Sales Charge		7/31/2012	16.17	19.21	13.96	N/A	1.10
Class R2 Shares	No Sales Charge		7/31/2012	16.02	18.91	13.67	N/A	1.35
Class R3 Shares	No Sales Charge		2/29/2016	15.82	18.56	23.55	N/A	1.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 2500TM Index[4]	15.65%	20.69%	12.94%	7.52%
Average Lipper Small-Cap Core Fund[5]	16.62	21.54	11.81	6.61

4.

The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Small-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,160.50	$6.64	$1,018.60	$6.21	1.24%

Investor Class Shares	$1,000.00	$1,159.10	$7.98	$1,017.40	$7.45	1.49%

Class B Shares	$1,000.00	$1,155.00	$11.97	$1,013.70	$11.18	2.24%

Class C Shares	$1,000.00	$1,155.10	$11.97	$1,013.70	$11.18	2.24%

Class I Shares	$1,000.00	$1,161.70	$5.31	$1,019.90	$4.96	0.99%

Class R1 Shares	$1,000.00	$1,161.70	$5.84	$1,019.40	$5.46	1.09%

Class R2 Shares	$1,000.00	$1,160.20	$7.18	$1,018.10	$6.71	1.34%

Class R3 Shares	$1,000.00	$1,158.20	$8.51	$1,016.90	$7.95	1.59%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Banks	11.0%
Health Care Providers & Services	5.8
Machinery	5.2
Electronic Equipment, Instruments & Components	4.7
Food Products	4.4
Textiles, Apparel & Luxury Goods	4.4
Capital Markets	4.2
Software	4.2
Communications Equipment	3.5
Real Estate Investment Trusts	3.4
Hotels, Restaurants & Leisure	3.1
Insurance	3.1
Building Products	3.0
Energy Equipment & Services	2.9
Multi-Utilities	2.9
Road & Rail	2.9
Commercial Services & Supplies	2.7
IT Services	2.6

Real Estate Management & Development	2.5%
Household Durables	2.2
Aerospace & Defense	2.1
Life Sciences Tools & Services	2.0
Metals & Mining	1.9
Specialty Retail	1.9
Leisure Products	1.8
Semiconductors & Semiconductor Equipment	1.6
Diversified Consumer Services	1.5
Health Care Equipment & Supplies	1.5
Construction Materials	1.4
Chemicals	1.1
Internet Software & Services	1.1
Media	1.1
Auto Components	1.0
Short-Term Investment	1.7
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Universal Display Corp.

2.	Bank of the Ozarks, Inc.

3.	BankUnited, Inc.

4.	NetScout Systems, Inc.

5.	Markel Corp.

6.	NVR, Inc.

7.	Hexcel Corp.

8.	Bio-Rad Laboratories, Inc.

9.	PTC, Inc.

10.	TreeHouse Foods, Inc.

8	MainStay Epoch U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Michael J. Caputo of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Small Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch U.S. Small Cap Fund returned 16.05% for Class A shares, 15.91% for Investor Class shares, 15.50% for Class B shares and 15.51% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 16.17%, Class R1 shares returned 16.17%, Class R2 shares returned 16.02% and Class R3 shares returned 15.82%. For the six months ended April 30, 2017, all share classes except Class B and Class C shares outperformed the 15.65% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 16.62% return of the Average Lipper2 Small-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Among the most substantial positive contributors to the Fund’s performance relative to the Russell 2500™ Index were security selection in the real estate, information technology and energy sectors. (Contributions take weightings and total returns into account.) These results were tempered somewhat by security selection in the materials, financials and industrials sectors.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The most substantial positive contributions to the Fund’s absolute performance came from electronic equipment, instruments and components company Universal Display; real estate investment trust (REIT) GEO Group; and medical transport company

Air Methods. The weakest contributions to the Fund’s absolute performance came from specialty retailer Sally Beauty Holdings, newborn health care provider Natus Medical and REIT Kite Realty Group Trust.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among them were new positions in building products company JELD-WEN Holding, post-acute health care services company HealthSouth and laser-based technology company Coherent. Notable sales during the reporting period included multi-utility Vectren, restaurant company Darden Restaurants and software company CommVault Systems.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant allocation changes during the reporting period included increased exposure to the health care, financials and consumer discretionary sectors. Over the same period, we reduced the Fund’s exposure to the utilities, industrials and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the Russell 2500™ Index in the consumer discretionary, information technology, financials and consumer staples sectors. As of the same date, the Fund held underweight positions relative to the Russell 2500™ Index in the real estate, health care, materials, energy, utilities and telecommunication sectors.

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 2.1%
♦Hexcel Corp.	241,001	$12,471,802

Auto Components 1.0%
LCI Industries	62,186	6,290,114

Banks 11.0%
Bank of Hawaii Corp.	114,795	9,353,497
♦Bank of the Ozarks, Inc.	304,434	14,451,482
♦BankUnited, Inc.	397,561	14,029,928
CVB Financial Corp.	126,663	2,728,321
Eagle Bancorp, Inc. (a)	49,609	2,971,579
Glacier Bancorp, Inc.	88,102	2,976,085
LegacyTexas Financial Group, Inc.	74,765	2,826,865
Texas Capital Bancshares, Inc. (a)	138,302	10,524,782
Western Alliance Bancorp (a)	123,467	5,914,069

		65,776,608

Building Products 3.0%
Armstrong Flooring, Inc. (a)	302,849	5,811,672
Insteel Industries, Inc.	162,721	5,664,318
JELD-WEN Holding, Inc. (a)	201,511	6,655,909

		18,131,899

Capital Markets 4.2%
Artisan Partners Asset Management, Inc. Class A	103,840	3,042,512
Diamond Hill Investment Group, Inc.	34,005	6,874,111
FactSet Research Systems, Inc.	32,080	5,237,381
Morningstar, Inc.	90,604	6,625,870
Pzena Investment Management, Inc. Class A	339,593	3,494,412

		25,274,286

Chemicals 1.1%
Valvoline, Inc.	302,621	6,733,317

Commercial Services & Supplies 2.7%
KAR Auction Services, Inc.	211,970	9,246,131
U.S. Ecology, Inc.	143,551	6,768,430

		16,014,561

Communications Equipment 3.5%
Harmonic, Inc. (a)	1,290,360	7,484,088
♦NetScout Systems, Inc. (a)	365,153	13,748,010

		21,232,098

Construction Materials 1.4%
Summit Materials, Inc., Class A (a)	317,931	8,158,109

Diversified Consumer Services 1.5%
Service Corporation International	284,192	9,156,666

	Shares	Value
Electronic Equipment, Instruments & Components 4.7%
Coherent, Inc. (a)	47,400	$10,219,440
♦Universal Display Corp.	165,460	14,783,851
VeriFone Systems, Inc. (a)	167,635	3,107,953

		28,111,244

Energy Equipment & Services 2.9%
Core Laboratories N.V.	43,856	4,860,122
Dril-Quip, Inc. (a)	34,480	1,777,444
Newpark Resources, Inc. (a)	581,895	4,451,497
Oil States International, Inc. (a)	201,519	5,995,190

		17,084,253

Food Products 4.4%
B&G Foods, Inc.	197,867	8,310,414
Fresh Del Monte Produce, Inc.	98,591	6,043,628
♦TreeHouse Foods, Inc. (a)	134,650	11,795,340

		26,149,382

Health Care Equipment & Supplies 1.5%
Natus Medical, Inc. (a)	259,199	9,071,965

Health Care Providers & Services 5.8%
HealthSouth Corp.	177,180	8,309,742
Molina Healthcare, Inc. (a)	220,833	10,995,275
Patterson Cos., Inc.	244,881	10,894,756
Universal Health Services, Inc. Class B	39,796	4,805,765

		35,005,538

Hotels, Restaurants & Leisure 3.1%
Cedar Fair, L.P.	153,364	10,991,598
Red Rock Resorts, Inc. Class A	317,425	7,421,396

		18,412,994

Household Durables 2.2%
♦NVR, Inc. (a)	6,294	13,288,208

Insurance 3.1%
♦Markel Corp. (a)	14,009	13,583,126
ProAssurance Corp.	79,942	4,948,410

		18,531,536

Internet Software & Services 1.1%
Criteo S.A., Sponsored ADR (a)	126,086	6,857,818

IT Services 2.6%
CSRA, Inc.	289,840	8,428,547
Sabre Corp.	303,030	7,093,933

		15,522,480

Leisure Products 1.8%
Brunswick Corp.	194,444	11,034,697

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 2.0%
♦Bio-Rad Laboratories, Inc., Class A (a)	55,229	$12,054,282

Machinery 5.2%
John Bean Technologies Corp.	87,409	7,748,808
Mueller Industries, Inc.	148,572	4,760,247
Welbilt, Inc. (a)	343,244	7,036,502
Woodward, Inc.	173,904	11,768,083

		31,313,640

Media 1.1%
Live Nation Entertainment, Inc. (a)	203,520	6,545,203

Metals & Mining 1.9%
Compass Minerals International, Inc.	92,582	6,110,412
Reliance Steel & Aluminum Co.	69,033	5,441,181

		11,551,593

Multi-Utilities 2.9%
Black Hills Corp.	149,713	10,183,478
NorthWestern Corp.	118,218	7,067,072

		17,250,550

Real Estate Investment Trusts 3.4%
CubeSmart	280,255	7,101,662
GEO Group, Inc.	235,794	7,856,656
Kite Realty Group Trust	275,463	5,608,426

		20,566,744

Real Estate Management & Development 2.5%
Howard Hughes Corp. (a)	54,406	6,697,923
Jones Lang LaSalle, Inc.	70,520	8,099,927

		14,797,850

Road & Rail 2.9%
AMERCO	14,822	5,550,246
Genesee & Wyoming, Inc. Class A (a)	96,766	6,556,864
Werner Enterprises, Inc.	187,826	5,127,650

		17,234,760

Semiconductors & Semiconductor Equipment 1.6%
Cypress Semiconductor Corp.	673,023	9,429,052

Software 4.2%
MicroStrategy, Inc. Class A (a)	39,710	7,551,651
♦PTC, Inc. (a)	220,106	11,896,729
TiVo Corp.	282,766	5,584,629

		25,033,009

Specialty Retail 1.9%
Advance Auto Parts, Inc.	32,080	4,559,851
Sally Beauty Holdings, Inc. (a)	347,580	6,610,972

		11,170,823

	Shares	Value
Textiles, Apparel & Luxury Goods 4.4%
Carter’s, Inc.	95,168	$8,759,263
Oxford Industries, Inc.	83,757	4,856,231
PVH Corp.	48,526	4,902,582
Steven Madden, Ltd. (a)	202,888	7,719,888

		26,237,964

Total Common Stocks (Cost $490,555,212)		591,495,045

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $10,335,576 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $10,425,000 and a Market Value of $10,543,063)	$10,335,498	10,335,498

Total Short-Term Investment (Cost $10,335,498)		10,335,498

Total Investments (Cost $500,890,710) (b)	100.4%	601,830,543
Other Assets, Less Liabilities	(0.4)	(2,319,084)
Net Assets	100.0%	$599,511,459

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $499,922,282 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$112,036,368
Gross unrealized depreciation	(10,128,107)

Net unrealized appreciation	$101,908,261

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$591,495,045	$—	$—	$591,495,045
Short-Term Investment
Repurchase Agreement	—	10,335,498	—	10,335,498

Total Investments in Securities	$591,495,045	$10,335,498	$—	$601,830,543

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $500,890,710)	$601,830,543
Receivables:
Fund shares sold	237,249
Dividends and interest	171,771
Other assets	59,947

Total assets	602,299,510

Liabilities
Payables:
Fund shares redeemed	1,113,464
Investment securities purchased	959,810
Manager (See Note 3)	416,672
Transfer agent (See Note 3)	138,340
NYLIFE Distributors (See Note 3)	75,316
Shareholder communication	38,131
Professional fees	37,849
Custodian	3,073
Trustees	818
Accrued expenses	4,578

Total liabilities	2,788,051

Net assets	$599,511,459

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,516
Additional paid-in capital	471,013,114

471,032,630
Undistributed net investment income	2,004,927
Accumulated net realized gain (loss) on investments	25,534,069
Net unrealized appreciation (depreciation) on investments	100,939,833

Net assets	$599,511,459

Class A
Net assets applicable to outstanding shares	$127,487,622

Shares of beneficial interest outstanding	4,169,227

Net asset value per share outstanding	$30.58
Maximum sales charge (5.50% of offering price)	1.78

Maximum offering price per share outstanding	$32.36

Investor Class
Net assets applicable to outstanding shares	$88,904,761

Shares of beneficial interest outstanding	2,943,424

Net asset value per share outstanding	$30.20
Maximum sales charge (5.50% of offering price)	1.76

Maximum offering price per share outstanding	$31.96

Class B
Net assets applicable to outstanding shares	$17,735,073

Shares of beneficial interest outstanding	645,263

Net asset value and offering price per share outstanding	$27.49

Class C
Net assets applicable to outstanding shares	$19,939,863

Shares of beneficial interest outstanding	725,684

Net asset value and offering price per share outstanding	$27.48

Class I
Net assets applicable to outstanding shares	$344,637,015

Shares of beneficial interest outstanding	11,005,979

Net asset value and offering price per share outstanding	$31.31

Class R1
Net assets applicable to outstanding shares	$558,360

Shares of beneficial interest outstanding	17,863

Net asset value and offering price per share outstanding	$31.26

Class R2
Net assets applicable to outstanding shares	$125,076

Shares of beneficial interest outstanding	4,101

Net asset value and offering price per share outstanding	$30.50

Class R3
Net assets applicable to outstanding shares	$123,689

Shares of beneficial interest outstanding	4,055

Net asset value and offering price per share outstanding	$30.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,618,019
Interest	3,696
Other income	393

Total income	5,622,108

Expenses
Manager (See Note 3)	2,515,699
Distribution/Service—Class A (See Note 3)	157,112
Distribution/Service—Investor Class (See Note 3)	108,421
Distribution/Service—Class B (See Note 3)	92,196
Distribution/Service—Class C (See Note 3)	98,775
Distribution/Service—Class R2 (See Note 3)	146
Distribution/Service—Class R3 (See Note 3)	294
Transfer agent (See Note 3)	412,524
Registration	59,868
Shareholder communication	40,124
Professional fees	36,522
Trustees	7,373
Custodian	6,118
Shareholder service (See Note 3)	330
Miscellaneous	15,905

Total expenses	3,551,407

Net investment income (loss)	2,070,701

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	39,507,102
Net change in unrealized appreciation (depreciation) on investments	46,169,052

Net realized and unrealized gain (loss) on investments	85,676,154

Net increase (decrease) in net assets resulting from operations	$87,746,855

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,612.

14	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,070,701	$4,905,727
Net realized gain (loss) on investments	39,507,102	31,407,014
Net change in unrealized appreciation (depreciation) on investments	46,169,052	(33,206,312)

Net increase (decrease) in net assets resulting from operations	87,746,855	3,106,429

Dividends to shareholders:
From net investment income:
Class A	(471,084)	(130,206)
Investor Class	(119,068)	—
Class I	(1,969,920)	(1,146,106)
Class R1	(497)	(216)
Class R2	(390)	(14)
Class R3	(279)	—

Total dividends to shareholders	(2,561,238)	(1,276,542)

Capital share transactions:
Net proceeds from sale of shares	33,047,897	62,319,104
Net asset value of shares issued to shareholders in reinvestment of dividends	2,494,423	1,255,725
Cost of shares redeemed	(76,057,043)	(82,885,559)

Increase (decrease) in net assets derived from capital share transactions	(40,514,723)	(19,310,730)

Net increase (decrease) in net assets	44,670,894	(17,480,843)

Net Assets
Beginning of period	554,840,565	572,321,408

End of period	$599,511,459	$554,840,565

Undistributed net investment income at end of period	$2,004,927	$2,495,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$26.45	$26.35	$25.74	$23.67	$17.38	$16.21

Net investment income (loss) (a)	0.10	0.22	0.05	0.05	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	4.14	(0.09)	0.56	2.02	6.36	1.11

Total from investment operations	4.24	0.13	0.61	2.07	6.34	1.17

Less dividends:
From net investment income	(0.11)	(0.03)	—	—	(0.05)	—

Net asset value at end of period	$30.58	$26.45	$26.35	$25.74	$23.67	$17.38

Total investment return (b)	16.05%	0.49%	2.37%	8.75%	36.59%	7.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%††	0.85%	0.21%	0.21%	(0.10%)	0.32%
Net expenses	1.24%††	1.25%	1.25%	1.24%	1.30%	1.38%
Portfolio turnover rate	34%	65%	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$127,488	$114,041	$124,244	$128,443	$129,496	$83,047

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2017*	2016		2015	2014	2013	2012
Net asset value at beginning of period	$26.09	$26.05		$25.51	$23.52	$17.29	$16.17

Net investment income (loss) (a)	0.06	0.14		(0.01)	(0.02)	(0.08)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	4.09	(0.10)		0.55	2.01	6.33	1.12

Total from investment operations	4.15	0.04		0.54	1.99	6.25	1.12

Less dividends:
From net investment income	(0.04)	—		—	—	(0.02)	—

Net asset value at end of period	$30.20	$26.09		$26.05	$25.51	$23.52	$17.29

Total investment return (b)	15.91%	0.15%		2.12%	8.46%	36.16%	6.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%††	0.57	%(c)	(0.05%)	(0.07%)	(0.38%)	(0.00	%)(d)
Net expenses	1.49%††	1.52	%(e)	1.51%	1.52%	1.60%	1.68%
Portfolio turnover rate	34%	65%		39%	36%	38%	32%
Net assets at end of period (in 000’s)	$88,905	$79,614		$84,482	$87,739	$85,662	$67,818

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)	Less than one-hundredth of a percent.
(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

16	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$23.80		$23.94		$23.62	$21.94	$16.25	$15.32

Net investment income (loss) (a)	(0.05)		(0.03)		(0.19)	(0.18)	(0.21)	(0.12)
Net realized and unrealized gain (loss) on investments	3.74		(0.11)		0.51	1.86	5.92	1.05

Total from investment operations	3.69		(0.14)		0.32	1.68	5.71	0.93

Less dividends and distributions:
From net investment income	—		—		—	—	(0.02)	—

Net asset value at end of period	$27.49		$23.80		$23.94	$23.62	$21.94	$16.25

Total investment return (b)	15.50%		(0.58%)		1.35%	7.66%	35.15%	6.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35	%)††	(0.15	%)(c)	(0.79%)	(0.80%)	(1.11%)	(0.73%)
Net expenses	2.24	% ††	2.27	% (d)	2.26%	2.27%	2.35%	2.43%
Portfolio turnover rate	34%		65%		39%	36%	38%	32%
Net assets at end of period (in 000’s)	$17,735		$17,670		$21,976	$26,054	$30,879	$29,832

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Six months ended April 30,		Year ended October 31,
Class C	2017*		2016		2015	2014	2013	2012
Net asset value at beginning of period	$23.79		$23.93		$23.61	$21.93	$16.24	$15.31

Net investment income (loss) (a)	(0.04)		(0.04)		(0.19)	(0.19)	(0.22)	(0.12)
Net realized and unrealized gain (loss) on investments	3.73		(0.10)		0.51	1.87	5.93	1.05

Total from investment operations	3.69		(0.14)		0.32	1.68	5.71	0.93

Less dividends:
From net investment income	—		—		—	—	(0.02)	—

Net asset value at end of period	$27.48		$23.79		$23.93	$23.61	$21.93	$16.24

Total investment return (b)	15.51%		(0.59%)		1.36%	7.66%	35.18%	6.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.33	%)††	(0.16	%)(c)	(0.80%)	(0.82%)	(1.13%)	(0.74%)
Net expenses	2.24	% ††	2.27	% (d)	2.26%	2.27%	2.35%	2.43%
Portfolio turnover rate	34%		65%		39%	36%	38%	32%
Net assets at end of period (in 000’s)	$19,940		$17,921		$21,433	$21,326	$21,323	$16,036

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$27.11	$27.02	$26.39	$24.20	$17.76	$16.53

Net investment income (loss) (a)	0.14	0.29	0.12	0.12	0.03	0.10
Net realized and unrealized gain (loss) on investments	4.24	(0.10)	0.57	2.07	6.51	1.13

Total from investment operations	4.38	0.19	0.69	2.19	6.54	1.23

Less dividends:
From net investment income	(0.18)	(0.10)	(0.06)	—	(0.10)	—

Net asset value at end of period	$31.31	$27.11	$27.02	$26.39	$24.20	$17.76

Total investment return (b)	16.17%	0.71%	2.63%	9.05%	36.99%	7.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%††	1.10%	0.44%	0.47%	0.15%	0.57%
Net expenses	0.99%††	1.00%	1.00%	0.99%	1.04%	1.13%
Portfolio turnover rate	34%	65%	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$344,637	$325,316	$320,016	$263,613	$314,781	$167,135

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				July 31, 2012** through October 31,
Class R1	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$27.05	$26.96	$26.34	$24.18	$17.76	$17.05

Net investment income (loss) (a)	0.13	0.26	0.10	0.09	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	4.24	(0.10)	0.56	2.07	6.50	0.71

Total from investment operations	4.37	0.16	0.66	2.16	6.51	0.71

Less dividends:
From net investment income	(0.16)	(0.07)	(0.04)	—	(0.09)	—

Net asset value at end of period	$31.26	$27.05	$26.96	$26.34	$24.18	$17.76

Total investment return (b)	16.17%	0.61%	2.50%	8.93%	36.82%	4.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%††	0.97%	0.35%	0.34%	0.04%	(0.03	%)††
Net expenses	1.09%††	1.10%	1.10%	1.09%	1.14%	1.26	% ††
Portfolio turnover rate	34%	65%	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$558	$85	$81	$71	$55	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				July 31, 2012** through October 31,
Class R2	2017*	2016	2015	2014	2013	2012
Net asset value at beginning of period	$26.37	$26.28	$25.70	$23.65	$17.37	$16.69

Net investment income (loss) (a)	0.08	0.19	0.01	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	4.14	(0.10)	0.57	2.02	6.37	0.69

Total from investment operations	4.22	0.09	0.58	2.05	6.33	0.68

Less dividends:
From net investment income	(0.09)	(0.00)‡	—	—	(0.05)	—

Net asset value at end of period	$30.50	$26.37	$26.28	$25.70	$23.65	$17.37

Total investment return (b)	16.02%	0.34%	2.26%	8.67%	36.50%	4.07	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%††	0.73%	0.03%	0.12%	(0.18%)	(0.27	%)††
Net expenses	1.34%††	1.35%	1.35%	1.34%	1.40%	1.51	% ††
Portfolio turnover rate	34%	65%	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$125	$112	$90	$39	$36	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$26.39	$23.88

Net investment income (loss) (a)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	4.12	2.52

Total from investment operations	4.17	2.51

Less dividends:
From net investment income	(0.06)	—

Net asset value at end of period	$30.50	$26.39

Total investment return (b)	15.82%	10.51	% (c)
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)††	0.35%	(0.07	%)(d)
Net expenses††	1.59%	1.60	% (e)
Portfolio turnover rate	34%	65%
Net assets at end of period (in 000’s)	$124	$81

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.61%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers ten classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The ten classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets

20	MainStay Epoch U.S. Small Cap Fund

and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted

21

Notes to Financial Statements (Unaudited) (continued)

bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and dis-

tributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

22	MainStay Epoch U.S. Small Cap Fund

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks. From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 0.85%.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $2,515,699.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its

23

Notes to Financial Statements (Unaudited) (continued)

affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R1	$213
Class R2	58
Class R3	59

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $10,269 and $15,606, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,086, $22,741 and $78, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$54,907
Investor Class	144,728
Class B	30,784
Class C	32,956
Class I	148,861
Class R1	186
Class R2	51
Class R3	51

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$77,378,398	22.5%
Class R1	46,502	8.3
Class R2	45,951	36.7
Class R3	31,999	25.9

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$1,276,542

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

24	MainStay Epoch U.S. Small Cap Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $195,254 and $225,675, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	311,785	$9,288,472
Shares issued to shareholders in reinvestment of dividends and distributions	15,655	456,669
Shares redeemed	(594,777)	(17,759,919)

Net increase (decrease) in shares outstanding before conversion	(267,337)	(8,014,778)
Shares converted into Class A (See Note 1)	151,524	4,531,516
Shares converted from Class A (See Note 1)	(27,169)	(817,850)

Net increase (decrease)	(142,982)	$(4,301,112)

Year ended October 31, 2016:
Shares sold	279,745	$7,157,639
Shares issued to shareholders in reinvestment of dividends and distributions	5,028	126,211
Shares redeemed	(786,273)	(20,220,728)

Net increase (decrease) in shares outstanding before conversion	(501,500)	(12,936,878)
Shares converted into Class A (See Note 1)	133,507	3,498,540
Shares converted from Class A (See Note 1)	(34,178)	(884,086)

Net increase (decrease)	(402,171)	$(10,322,424)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	142,925	$4,199,475
Shares issued to shareholders in reinvestment of dividends and distributions	4,117	118,743
Shares redeemed	(185,639)	(5,432,551)

Net increase (decrease) in shares outstanding before conversion	(38,597)	(1,114,333)
Shares converted into Investor Class (See Note 1)	73,704	2,183,490
Shares converted from Investor Class (See Note 1)	(142,699)	(4,215,742)

Net increase (decrease)	(107,592)	$(3,146,585)

Year ended October 31, 2016:
Shares sold	149,134	$3,768,919
Shares redeemed	(354,177)	(8,988,906)

Net increase (decrease) in shares outstanding before conversion	(205,043)	(5,219,987)
Shares converted into Investor Class (See Note 1)	132,959	3,414,744
Shares converted from Investor Class (See Note 1)	(120,346)	(3,119,941)

Net increase (decrease)	(192,430)	$(4,925,184)

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	43,724	$1,168,810
Shares redeemed	(67,633)	(1,814,949)

Net increase (decrease) in shares outstanding before conversion	(23,909)	(646,139)
Shares converted from Class B (See Note 1)	(73,256)	(1,977,085)

Net increase (decrease)	(97,165)	$(2,623,224)

Year ended October 31, 2016:
Shares sold	91,777	$2,112,928
Shares redeemed	(143,865)	(3,320,576)

Net increase (decrease) in shares outstanding before conversion	(52,088)	(1,207,648)
Shares converted from Class B (See Note 1)	(123,589)	(2,909,257)

Net increase (decrease)	(175,677)	$(4,116,905)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	85,242	$2,286,192
Shares redeemed	(112,776)	(3,012,974)

Net increase (decrease)	(27,534)	$(726,782)

Year ended October 31, 2016:
Shares sold	63,213	$1,473,661
Shares redeemed	(205,662)	(4,828,497)

Net increase (decrease)	(142,449)	$(3,354,836)

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	508,007	$15,481,896
Shares issued to shareholders in reinvestment of dividends and distributions	64,271	1,917,845
Shares redeemed	(1,577,184)	(47,880,230)

Net increase (decrease) in shares outstanding before conversion	(1,004,906)	(30,480,489)
Shares converted into Class I (See Note 1)	9,551	295,671

Net increase (decrease)	(995,355)	$(30,184,818)

Year ended October 31, 2016:
Shares sold	1,845,403	$47,694,110
Shares issued to shareholders in reinvestment of dividends and distributions	43,992	1,129,284
Shares redeemed	(1,733,724)	(45,521,411)

Net increase (decrease)	155,671	$3,301,983

25

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	18,728	$565,451
Shares issued to shareholders in reinvestment of dividends and distributions	17	497
Shares redeemed	(4,032)	(121,543)

Net increase (decrease)	14,713	$444,405

Year ended October 31, 2016:
Shares sold	167	$4,377
Shares issued to shareholders in reinvestment of dividends and distributions	9	216
Shares redeemed	(31)	(798)

Net increase (decrease)	145	$3,795

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	412	$12,225
Shares issued to shareholders in reinvestment of dividends and distributions	13	390
Shares redeemed	(588)	(17,387)

Net increase (decrease)	(163)	$(4,772)

Year ended October 31, 2016:
Shares sold	1,021	$26,998
Shares issued to shareholders in reinvestment of dividends and distributions	1	14
Shares redeemed	(187)	(4,643)

Net increase (decrease)	835	$22,369

Class R3	Shares	Amount
Period ended April 30, 2016:
Shares sold	1,568	$45,376
Shares issued to shareholders in reinvestment of dividends and distributions	10	279
Shares redeemed	(592)	(17,490)

Net increase (decrease)	986	$28,165

Year ended October 31, 2016 (a):
Shares sold	3,069	$80,472

Net increase (decrease)	3,069	$80,472

(a)	Inception date was February 29, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch U.S. Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board noted that the Fund had recently underperformed relative to peers but noted that the Fund’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from Epoch and New York Life Investments regarding the Fund’s recent underperformance relative to peers and efforts to improve performance. The Board noted that the Fund’s longer-term performance compared more favorably to peers. The Board also considered New York Life Investments’ representation that it would continue to monitor the Fund’s performance over the upcoming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors,

28	MainStay Epoch U.S. Small Cap Fund

each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

30	MainStay Epoch U.S. Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736841 MS144-17	MSEUSC10-06/17 (NYLIM) NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–5.62 –1.17%	–4.70 –0.21%	3.28 4.24%	0.86 0.86%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–5.63 –1.18	–4.64 –0.15	3.20 4.16	0.90 0.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	–2.37 –1.40	–1.46 –0.50	3.87 3.87	1.15 1.15
Class I Shares	No Sales Charge		5/14/2012	–1.14	0.04	4.51	0.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
Bloomberg Barclays New York Municipal Bond Index[3]	–0.20%	0.13%	3.03%
Average Lipper New York Municipal Debt Fund[4]	–0.63	0.38	2.74

3.	The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper New York Municipal Debt Fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$988.30	$3.70	$1,021.10	$3.76	0.75%

Investor Class Shares	$1,000.00	$988.20	$3.89	$1,020.90	$3.96	0.79%

Class C Shares	$1,000.00	$986.00	$5.12	$1,019.60	$5.21	1.04%

Class I Shares	$1,000.00	$988.60	$2.47	$1,022.30	$2.51	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017

General	21.8%
Development	13.0
Higher Education	10.4
General Obligation	9.2
Transportation	9.0
Medical	6.6
Tobacco Settlement	6.6
Water	4.9
Airport	3.7
Multi-Family Housing	3.0
Utilities	2.2

Education	1.6%
Facilities	1.6
Nursing Homes	1.5
Pollution	1.1
Closed-End Funds	0.6
Housing	0.6
School District	0.3
Power	0.2
Other Assets, Less Liabilities	2.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2017 (Unaudited)

1.	Territory of Guam, Revenue Bonds, 5.00%–6.50%, due 12/1/24–1/1/42

2.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51

3.	Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, 5.25%–6.63%, due 6/1/28–6/1/48

4.	County of Nassau NY, General Obligation, 4.00%–5.00%, due 4/1/27–4/1/39

5.	Port Authority of New York & New Jersey, Revenue Bonds, 5.00%, due 5/1/32–11/15/46
6.	Hudson Yards Infrastructure Corp., Revenue Bonds, 4.50%–5.75%, due 2/15/47

7.	New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood Revenue Bonds, 4.05%–4.15%, due 11/1/41–11/1/46

8.	Metropolitan Transportation Authority, Revenue Bonds, 5.00%, due 11/15/34–11/15/42

9.	Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds, 5.13%, due 6/1/46

10.	New York State Dormitory Authority, New York University, Revenue Bonds, 4.00%–5.25%, due 7/1/43–7/1/48

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned –1.17% for Class A shares, –1.18% for Investor Class shares and –1.40% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned –1.14%. For the six months ended April 30, 2017, all share classes underperformed the –0.20% return of the Bloomberg Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –0.63% return of the Average Lipper2 New York Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, Frances Lewis was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

Detracting from the Fund’s performance relative to the Bloomberg Barclays New York Municipal Bond Index was its exposure to longer-maturity bonds and medium- to low-quality credits, as the municipal yield curve3 steepened and credit spreads4 widened, especially in the beginning of the reporting period. The Fund’s exposure to uninsured Virgin Island and Guam bonds also detracted from performance relative to the Bloomberg Barclays New York Municipal Bond Index. The Fund received positive contributions relative to the Bloomberg Barclays New York Municipal Bond Index from its allocations to insured Puerto Rico bonds and water/sewer and transportation bonds and from its decision to maintain higher cash reserves than normal in a generally declining market. (Contributions take weightings and total returns into account.)

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration in a neutral range relative to the duration of the municipal bonds in which the

Fund can invest, as outlined in its prospectus. In addition to investment-grade New York municipal bonds, the Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in below-investment-grade municipal bonds. Since the Fund’s investable universe is broader than the Index, the Fund’s holdings may differ from the securities included in the Bloomberg Barclays New York Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst6 was 5.9 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The municipal market experienced a significant dislocation at the beginning of the reporting period. Redemptions, which were already weighing on the municipal market, escalated after the November 2016 U.S. presidential election. The municipal market also showed signs of concern about potential changes in the tax code, which led tax-exempt bonds to underperform most of their taxable counterparts. In particular, credit spreads in the municipal market widened. While the Fund experienced a significant drawdown in November 2016, our decision to hold more-than-usual cash reserves insulated the Fund from selling into a difficult market. In fact, because of our cash reserves, we were able to purchase bonds in both the primary and secondary markets while many of our competitors were selling.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The Fund underperformed the Bloomberg Barclays New York Municipal Bond Index, which consists entirely of investment-grade bonds. (The Fund may opportunistically invest in bonds issued by U.S. territories, as well as up to 20% of its net assets in below-investment-grade municipal bonds.) The weakest performance was generated by the Fund’s long-maturity bonds and bonds rated A7 or lower. Also detracting from performance relative to the Index were the Fund’s holdings in Virgin Island and Guam bonds, along with bonds in the education, special tax

1.	See footnote on page 6 for more information on the Bloomberg Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

and health care sectors. On the other hand, strong contributions were recorded in insured Puerto Rico bonds, along with the Fund’s holdings in the water/sewer, transportation and tobacco sectors.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not materially change from the prior reporting period. The prevalent sectors in the Fund—such as special tax, education, transportation, health care and tobacco—reflect our desire to construct a reasonably well-diversified portfolio, including exposure to infrequent municipal issuers. We believe that individual security selection (as opposed to a top-down approach to portfolio construction) offers the potential for enhanced performance of Fund investments over time. During the reporting period, the Fund modestly increased its exposure to industrial development revenue/pollution control revenue (“IDR/PCR”), water/sewer and tobacco bonds. Over the same period, the Fund reduced its exposure to pre-refunded, special tax and local general obligation bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held an overweight position relative to the Bloomberg Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer and an underweight position in bonds maturing in less than 10 years. As of the same date, the Fund held underweight positions relative to the Index in credits rated AA and AAA,8 and held overweight positions in credits rated A and BBB.9 As of April 30, 2017, the Fund held approximately 15.4% of its net assets in below-investment-grade municipal credits.

8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value

Municipal Bonds 97.3%†
Airport 3.7%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds (a)
Series C 6.00%, due 10/1/23	$500,000	$521,995
Series C, Insured: AGM 6.00%, due 10/1/34	1,000,000	1,145,180
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,421,578
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.00%, due 7/1/46 (a)	2,000,000	2,150,040
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/24	590,000	682,034
Series A 5.00%, due 4/1/27	700,000	784,623
Series A 5.00%, due 4/1/29	325,000	359,853

		8,065,303

Development 13.0%
Brooklyn Arena Local Development Corp., Brooklyn Events Center LLC, Revenue Bonds Series A 5.00%, due 7/15/42	2,000,000	2,190,760
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.38%, due 10/1/41	855,000	949,982
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,059,100
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,097,090
5.00%, due 8/1/42	1,000,000	1,085,420
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,107,780

	Principal Amount	Value

Development (continued)
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	$500,000	$547,530
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	504,650
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,600,470
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,539,391
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.63%, due 7/15/47	1,050,000	1,152,071
6.38%, due 7/15/49	545,000	592,938
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds
5.25%, due 10/1/35	500,000	607,365
5.50%, due 10/1/37	700,000	877,156
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,154,691
Class 3 5.00%, due 3/15/44	1,500,000	1,622,460
Class 2 5.38%, due 11/15/40 (b)	1,500,000	1,625,055
5.75%, due 11/15/51	1,500,000	1,709,670
Class 3 7.25%, due 11/15/44 (b)	500,000	593,660
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	950,000	1,050,919
6.00%, due 12/1/42	730,000	820,841
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (a)
Series A 5.00%, due 1/1/34	2,750,000	3,047,522
Series A 5.00%, due 1/1/36	500,000	550,170

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Development (continued)
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	$1,000,000	$1,088,270

		28,174,961

Education 1.6%
Build NYC Resource Corp., Revenue Bonds 5.00%, due 7/1/45	1,120,000	1,235,136
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.63%, due 7/1/36	200,000	200,158
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	650,000	665,932
Insured: AGM 4.00%, due 6/1/35	850,000	867,535
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	575,000	523,129

		3,491,890

Facilities 1.6%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,164,920
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	200,000	222,194
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	1,000,000	1,141,460

		3,528,574

General 21.8%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,000,000	1,038,940
♦Hudson Yards Infrastructure Corp., Revenue Bonds
Series A, Insured: NATL-RE 4.50%, due 2/15/47	615,000	616,224

	Principal Amount	Value
General (continued)
♦Hudson Yards Infrastructure Corp., Revenue Bonds (continued)
Series A 5.25%, due 2/15/47	$1,400,000	$1,555,176
Series A 5.75%, due 2/15/47	2,025,000	2,303,579
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,304,991
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	466,083
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,783,863
Insured: AMBAC 5.00%, due 1/1/39	560,000	561,215
Insured: AGC 6.38%, due 1/1/39	500,000	542,160
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,100,800
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	380,000	154,527
Insured: AGC (zero coupon), due 3/1/44	500,000	166,120
Insured: AGC (zero coupon), due 3/1/45	200,000	63,606
Insured: AGC (zero coupon), due 3/1/46	3,250,000	989,170
Insured: AGC (zero coupon), due 3/1/47	1,115,000	324,721
New York City NY, Housing Development Corp., Revenue Bonds Series A 5.00%, due 7/1/23	1,400,000	1,661,156
New York City Transitional Finance Authority, Building Aid Revenue, Revenue Bonds Series S 6.00%, due 7/15/38	500,000	529,840
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Subseries E-1 4.00%, due 2/1/42	2,000,000	2,082,460

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General (continued)
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	$1,000,000	$1,115,220
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,341,216
New York Convention Center Development Corp., CABS Subordinated Lien, Revenue Bonds Series B, Insured: AGM (zero coupon), due 11/15/49	7,000,000	1,743,490
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,699,290
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	500,000	500,175
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,002,300
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/17	1,010,000	1,014,949
Series C, Insured: AMBAC 5.50%, due 7/1/18	1,080,000	1,104,592
Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	699,751
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	85,000	93,692
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 8/1/47	9,750,000	1,692,308
Series A, Insured: AMBAC (zero coupon), due 8/1/54	10,000,000	1,236,800
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,170,870
♦Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	1,450,000	1,535,753
Series A 5.13%, due 1/1/42	1,000,000	1,035,610

	Principal Amount	Value

General (continued)
♦Territory of Guam, Revenue Bonds (continued)
Series A 5.38%, due 12/1/24	$1,125,000	$1,246,061
Series A 5.75%, due 12/1/34	500,000	558,575
Series A 6.50%, due 11/1/40	2,000,000	2,331,600
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	1,000,000	1,099,890
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: AGM 5.00%, due 10/1/32 (b)	1,200,000	1,276,008
Series A 5.00%, due 10/1/32	1,000,000	766,620
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Subseries A 6.00%, due 10/1/39	505,000	381,957
Series A 6.63%, due 10/1/29	680,000	564,584
Series A 6.75%, due 10/1/37	1,700,000	1,365,797
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	1,000,000	781,640
Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,494,650

		47,098,029

General Obligation 9.2%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	612,545
Series A 5.00%, due 4/1/28	400,000	486,508
City of Newburgh NY, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	544,730
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	250,000	261,808
Insured: AGM 5.25%, due 7/1/20	375,000	400,706

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.25%, due 7/1/24	$110,000	$116,665
Series A, Insured: AGM 5.38%, due 7/1/25	140,000	148,876
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	867,076
Series A, Insured: AGC 5.50%, due 7/1/29	225,000	255,636
♦County of Nassau NY, General Obligation
Series A 4.00%, due 4/1/27	1,000,000	1,053,920
Insured: BAM 5.00%, due 4/1/39	4,000,000	4,472,680
County of Rockland NY, Limited General Obligation
Insured: BAM 5.00%, due 6/1/24	500,000	584,805
Insured: BAM 5.00%, due 6/1/25	560,000	656,981
Insured: BAM 5.00%, due 6/1/26	550,000	649,951
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	540,065
Insured: AGM 4.00%, due 1/15/32	315,000	337,239
Insured: AGM 4.00%, due 1/15/33	250,000	266,270
Niagara Falls NY, Limited General Obligation
Insured: BAM 3.00%, due 5/15/31	1,000,000	952,160
Insured: BAM 3.00%, due 5/15/32	325,000	305,851
Insured: BAM 3.00%, due 5/15/36	210,000	187,952
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,438,219
State of New York, General Obligation Series B, Insured: AMBAC 1.37%, due 3/14/31 (c)	1,600,000	1,542,000
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	316,528

	Principal Amount	Value

General Obligation (continued)
Town of Oyster Bay NY, Limited General Obligation Insured: AGM 4.00%, due 8/1/30	$365,000	$381,505
Town of Oyster Bay NY, Public Improvement Project, General Obligation Series A, Insured: BAM 5.00%, due 1/15/28	500,000	566,480
Town of Oyster Bay NY, Unlimited General Obligation Series C 4.00%, due 6/1/18	2,000,000	2,025,700

		19,972,856

Higher Education 10.4%
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,272,708
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	365,000	294,712
Series A-1 5.00%, due 8/1/46	1,250,000	1,041,175
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	423,510
Series A-1 5.00%, due 7/1/33	400,000	447,388
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,084,340
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,138,590
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	376,721
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	440,000	449,024

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Higher Education (continued)
New York City of Albany Capital Resource Corp., Albany College of Pharmacy Project, Revenue Bonds Series A 5.00%, due 12/1/33	$150,000	$168,173
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,660,695
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,132,740
♦New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	2,950,000	3,055,403
Series A 5.25%, due 7/1/48	755,000	793,203
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	237,962
6.00%, due 7/1/50	1,500,000	1,721,085
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,048,660
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	3,069,360
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	1,300,000	1,455,597
5.38%, due 9/1/41	500,000	564,490
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,144,710

		22,580,246

Housing 0.6%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	600,000	703,254
Series A 5.00%, due 5/1/30	350,000	406,798

	Principal Amount	Value

Housing (continued)
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds (continued)
Series A 5.00%, due 5/1/31	$200,000	$231,370

		1,341,422

Medical 6.6%
Albany Industrial Development Agency, St. Peter’s Hospital Project, Revenue Bonds Series A 5.25%, due 11/15/32	1,400,000	1,433,768
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	593,449
Series A 5.00%, due 12/1/42	1,000,000	1,077,130
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	271,618
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	646,950
Series B 5.00%, due 7/1/32	390,000	420,517
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	996,449
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,640,730
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds 5.00%, due 12/1/34 (b)	3,500,000	3,812,445
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	965,000	1,106,556
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	272,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Medical (continued)
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/46	$1,935,000	$2,060,446

		14,332,498

Multi- Family Housing 3.0%
Housing Development Corp., Revenue Bonds Series G-1 3.85%, due 11/1/45	615,000	619,151
♦New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood Revenue Bonds
Series I-1 4.05%, due 11/1/41	1,000,000	1,025,350
Series I-1 4.15%, due 11/1/46	3,250,000	3,329,658
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds
Series A 0.91%, due 5/1/42 (c)	600,000	600,000
Series B 0.91%, due 5/1/42 (c)	800,000	800,000

		6,374,159

Nursing Homes 1.5%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	600,000	658,338
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,700,091
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	750,000	792,023

		3,150,452

Pollution 1.1%
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds
5.00%, due 1/1/25 (a)	1,000,000	1,158,930
5.00%, due 1/1/26 (a)	1,000,000	1,163,940

		2,322,870

Power 0.2%
Long Island Power Authority, Electric System, Revenue Bonds Series B 5.00%, due 9/1/46	245,000	273,643

	Principal Amount	Value

Power (continued)
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: NATL-RE 5.00%, due 7/1/23	$115,000	$115,333

		388,976

School District 0.3%
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	699,972

Tobacco Settlement 6.6%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	796,125
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	2,500,000	290,550
♦Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds Series A-3 5.13%, due 6/1/46	4,015,000	3,894,389
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	951,660
Series A 5.00%, due 6/1/45	145,000	138,939
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	460,480
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	548,330
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50	13,000,000	1,086,410
♦Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	850,000	914,685
Series B 5.38%, due 6/1/28	2,745,000	2,763,282
Series B 6.00%, due 6/1/48	1,000,000	1,012,990
Series C 6.63%, due 6/1/44	1,000,000	1,068,310

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Tobacco Settlement (continued)
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	$250,000	$270,258

		14,196,408

Transportation 9.0%
♦Metropolitan Transportation Authority, Revenue Bonds
Series F 5.00%, due 11/15/34	1,000,000	1,144,920
Subseries C-1 5.00%, due 11/15/35	750,000	854,453
Series A1 5.00%, due 11/15/36	1,000,000	1,138,730
Series E 5.00%, due 11/15/42	890,000	987,046
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	2,960,000	3,213,879
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series A 5.25%, due 1/1/56	2,500,000	2,836,550
♦Port Authority of New York & New Jersey, Revenue Bonds
Consolidated—Series 190 5.00%, due 5/1/32	595,000	654,006
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,641,540
Series 198 5.00%, due 11/15/46	2,000,000	2,288,800
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	270,000	272,562
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,059,631
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,110,640
Triborough Bridge & Tunnel Authority, Revenue Bonds Series B 5.00%, due 11/15/45	2,000,000	2,280,160

		19,482,917

	Principal Amount	Value

Utilities 2.2%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	$1,210,000	$1,327,322
Long Island Power Authority, Revenue Bonds Series A 5.00%, due 9/1/44	2,000,000	2,214,500
Series B 5.00%, due 9/1/45	1,000,000	1,115,320

		4,657,142

Water 4.9%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	277,018
Series A 4.00%, due 1/1/33	425,000	468,155
Series A 4.00%, due 1/1/34	250,000	274,370
Guam Government Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	1,000,000	1,058,770
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	822,052
New York City Water & Sewer System, Revenue Bonds
Series AA 0.86%, due 6/15/48 (c)	1,400,000	1,400,000
Series AA-3 1.08%, due 6/15/32 (c)	200,000	200,000
Series DD 5.00%, due 6/15/34	1,000,000	1,146,760
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	878,485
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A 5.75%, due 7/1/37	1,400,000	1,144,752
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	2,825,000	2,991,308

		10,661,670

Total Municipal Bonds (Cost $209,022,884)		210,520,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value

Closed-End Funds 0.6%
New York 0.6%
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	$1,311,000

Total Closed-End Funds (Cost $1,368,040)		1,311,000

Total Investments (Cost $210,390,924) (d)	97.9%	211,831,345
Other Assets, Less Liabilities	2.1	4,596,087
Net Assets	100.0%	$216,427,432

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2017.

(d)	As of April 30, 2017, cost was $210,392,610 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,658,989
Gross unrealized depreciation	(4,220,254)

Net unrealized appreciation	$1,438,735

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(160)	June 2017	$(20,115,000)	$(145,368)
United States Treasury Long Bond	(28)	June 2017	(4,283,125)	44,559

			$(24,398,125)	$(100,809)

1.	As of April 30, 2017, cash in the amount of $355,200 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$210,520,345	$—	$210,520,345
Closed-End Funds	1,311,000	—	—	1,311,000

Total Investments in Securities	1,311,000	210,520,345	—	211,831,345

Other Financial Instruments
Futures Contracts (b)	44,559	—	—	44,559

Total Investments in Securities and Other Financial Instruments	$1,355,559	$210,520,345	$—	$211,875,904

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(145,368)	$—	$—	$(145,368)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $210,390,924)	$211,831,345
Cash	1,502,406
Cash collateral on deposit at broker	355,200
Receivables:
Dividends and interest	3,058,867
Investment securities sold	2,312,162
Fund shares sold	448,052
Other assets	11,074

Total assets	219,519,106

Liabilities
Payables:
Investment securities purchased	2,311,890
Fund shares redeemed	403,453
Manager (See Note 3)	74,808
NYLIFE Distributors (See Note 3)	41,722
Professional fees	36,517
Variation margin on futures contracts	19,500
Shareholder communication	11,228
Transfer agent (See Note 3)	9,894
Custodian	7,930
Trustees	326
Accrued expenses	1,910
Dividend payable	172,496

Total liabilities	3,091,674

Net assets	$216,427,432

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,068
Additional paid-in capital	219,114,317

219,135,385
Undistributed net investment income	7,577
Accumulated net realized gain (loss) on investments and futures transactions	(4,055,142)
Net unrealized appreciation (depreciation) on investments and futures contracts	1,339,612

Net assets	$216,427,432

Class A
Net assets applicable to outstanding shares	$120,527,950

Shares of beneficial interest outstanding	11,733,501

Net asset value per share outstanding	$10.27
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.75

Investor Class
Net assets applicable to outstanding shares	$325,538

Shares of beneficial interest outstanding	31,680

Net asset value per share outstanding	$10.28
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.76

Class C
Net assets applicable to outstanding shares	$41,275,715

Shares of beneficial interest outstanding	4,017,825

Net asset value and offering price per share outstanding	$10.27

Class I
Net assets applicable to outstanding shares	$54,298,229

Shares of beneficial interest outstanding	5,284,910

Net asset value and offering price per share outstanding	$10.27

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,585,346
Dividends	32,300
Other income	140

Total income	4,617,786

Expenses
Manager (See Note 3)	529,686
Distribution/Service—Class A (See Note 3)	146,684
Distribution/Service—Investor Class (See Note 3)	420
Distribution/Service—Class C (See Note 3)	102,808
Transfer agent (See Note 3)	33,190
Professional fees	30,658
Shareholder communication	11,740
Registration	5,521
Custodian	3,540
Trustees	2,655
Miscellaneous	7,152

Total expenses before waiver/reimbursement	874,054
Expense waiver/reimbursement from Manager (See Note 3)	(87,190)

Net expenses	786,864

Net investment income (loss)	3,830,922

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(2,204,101)
Futures transactions	788,889

Net realized gain (loss) on investments and futures transactions	(1,415,212)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,791,620)
Futures contracts	(313,306)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,104,926)

Net realized and unrealized gain (loss) on investments and futures transactions	(6,520,138)

Net increase (decrease) in net assets resulting from operations	$(2,689,216)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,830,922	$5,441,238
Net realized gain (loss) on investments and futures transactions	(1,415,212)	(468,107)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,104,926)	2,179,225

Net increase (decrease) in net assets resulting from operations	(2,689,216)	7,152,356

Dividends to shareholders:
From net investment income:
Class A	(2,115,283)	(2,898,516)
Investor Class	(6,027)	(8,717)
Class C	(684,114)	(973,499)
Class I	(1,025,497)	(1,560,312)

Total dividends to shareholders	(3,830,921)	(5,441,044)

Capital share transactions:
Net proceeds from sale of shares	58,099,002	141,426,164
Net asset value of shares issued to shareholders in reinvestment of dividends	2,805,161	3,850,603
Cost of shares redeemed	(56,195,993)	(39,473,846)

Increase (decrease) in net assets derived from capital share transactions	4,708,170	105,802,921

Net increase (decrease) in net assets	(1,811,967)	107,514,233

Net Assets
Beginning of period	218,239,399	110,725,166

End of period	$216,427,432	$218,239,399

Undistributed net investment income at end of period	$7,577	$7,576

22	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				May 14, 2012** through October 31,
Class A	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.58		$10.33	$10.35	$9.50	$10.38	$10.00

Net investment income (loss)	0.18		0.36	0.37	0.38	0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.31)		0.25	(0.02)	0.85	(0.84)	0.38

Total from investment operations	(0.13)		0.61	0.35	1.23	(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.18)		(0.36)	(0.37)	(0.38)	(0.36)	(0.14)
From net realized gain on investments	—		—	—	—	(0.04)	—

Total dividends and distributions	(0.18)		(0.36)	(0.37)	(0.38)	(0.40)	(0.14)

Net asset value at end of period	$10.27		$10.58	$10.33	$10.35	$9.50	$10.38

Total investment return (a)	(1.17%)		5.95%	3.47%	13.21%	(4.76%)	5.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61	% ††	3.33%	3.60%	3.82%	3.61%	3.46%††
Net expenses	0.75	% ††	0.75%	0.75%	0.75%	0.75%	0.75%††
Expenses (before waiver/reimbursement)	0.83	% ††	0.85%	0.86%	0.85%	0.92%	1.13%††
Portfolio turnover rate	18%		28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$120,528		$120,368	$52,996	$24,453	$19,314	$2,368

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,				May 14, 2012** through October 31,
Investor Class	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.59		$10.33	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.18		0.36	0.37	0.37	0.34	0.13
Net realized and unrealized gain (loss) on investments	(0.31)		0.26	(0.02)	0.84	(0.83)	0.38

Total from investment operations	(0.13)		0.62	0.35	1.21	(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.18)		(0.36)	(0.37)	(0.37)	(0.34)	(0.13)
From net realized gain on investments	—		—	—	—	(0.04)	—

Total dividends and distributions	(0.18)		(0.36)	(0.37)	(0.37)	(0.38)	(0.13)

Net asset value at end of period	$10.28		$10.59	$10.33	$10.35	$9.51	$10.38

Total investment return (a)	(1.18%)		6.02%	3.42%	12.95%	(4.86%)	5.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58	% ††	3.33%	3.56%	3.71%	3.41%	3.18%††
Net expenses	0.79	% ††	0.79%	0.81%	0.87%	0.98%	0.92%††
Expenses (before waiver/reimbursement)	0.87	% ††	0.89%	0.92%	0.97%	1.15%	1.30%††
Portfolio turnover rate	18%		28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$325		$334	$188	$165	$95	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				May 14, 2012** through October 31,
Class C	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.59		$10.34	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.17		0.33	0.34	0.34	0.32	0.12
Net realized and unrealized gain (loss) on investments	(0.32)		0.25	(0.01)	0.84	(0.83)	0.38

Total from investment operations	(0.15)		0.58	0.33	1.18	(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.17)		(0.33)	(0.34)	(0.34)	(0.32)	(0.12)
From net realized gain on investments	—		—	—	—	(0.04)	—

Total dividends and distributions	(0.17)		(0.33)	(0.34)	(0.34)	(0.36)	(0.12)

Net asset value at end of period	$10.27		$10.59	$10.34	$10.35	$9.51	$10.38

Total investment return (a)	(1.40%)		5.65%	3.25%	12.66%	(5.11%)	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33	% ††	3.04%	3.27%	3.45%	3.11%	2.96%††
Net expenses	1.04	% ††	1.04%	1.06%	1.12%	1.23%	1.17%††
Expenses (before waiver/reimbursement)	1.12	% ††	1.14%	1.17%	1.22%	1.40%	1.55%††
Portfolio turnover rate	18%		28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$41,276		$43,644	$18,013	$5,538	$3,166	$601

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,				May 14, 2012** through October 31,
Class I	2017*		2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.59		$10.34	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.20		0.39	0.40	0.41	0.39	0.15
Net realized and unrealized gain (loss) on investments	(0.32)		0.25	(0.01)	0.84	(0.83)	0.38

Total from investment operations	(0.12)		0.64	0.39	1.25	(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.20)		(0.39)	(0.40)	(0.41)	(0.39)	(0.15)
From net realized gain on investments	—		—	—	—	(0.04)	—

Total dividends and distributions	(0.20)		(0.39)	(0.40)	(0.41)	(0.43)	(0.15)

Net asset value at end of period	$10.27		$10.59	$10.34	$10.35	$9.51	$10.38

Total investment return (a)	(1.14%)		6.22%	3.84%	13.37%	(4.41%)	5.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86	% ††	3.61%	3.86%	4.09%	3.87%	3.21%††
Net expenses	0.50	% ††	0.50%	0.50%	0.50%	0.50%	0.50%††
Expenses (before waiver/reimbursement)	0.58	% ††	0.60%	0.61%	0.60%	0.67%	0.88%††
Portfolio turnover rate	18%		28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$54,298		$53,894	$39,528	$71,532	$52,307	$52,619

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

24	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date for all classes was May 14, 2012. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

25

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

26	MainStay New York Tax Free Opportunities Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required

27

Notes to Financial Statements (Unaudited) (continued)

to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. As a result of Puerto Rico’s debt restructuring process, events could occur rapidly that significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2017, 97.7% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to

28	MainStay New York Tax Free Opportunities Fund

help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 3017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$44,559	$44,559

Total Fair Value		$44,559	$44,559

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(145,368)	$(145,368)

Total Fair Value		$(145,368)	$(145,368)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$788,889	$788,889

Total Realized Gain (Loss)		$788,889	$788,889

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(313,306)	$(313,306)

Total Change in Unrealized Appreciation (Depreciation)		$(313,306)	$(313,306)

Average Notional Amount

	Interest Rate Contracts Risk	Total`
Futures Contracts Short	$(20,663,854)	$(20,663,854)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $529,686 and waived its fees and/or reimbursed expenses in the amount of $87,190.

29

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,240 and $540, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $3,207 and $8,865, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$14,323
Investor Class	101
Class C	12,264
Class I	6,502

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$71,930
Exempt Interest Dividends	5,369,114
Total	$5,441,044

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period

30	MainStay New York Tax Free Opportunities Fund

ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $51,396 and $37,018, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	3,569,107	$36,459,931
Shares issued to shareholders in reinvestment of dividends and distributions	164,533	1,677,008
Shares redeemed	(3,137,473)	(31,944,497)

Net increase (decrease) in shares outstanding before conversion	596,167	6,192,442
Shares converted into Class A (See Note 1)	5,200	52,712
Shares converted from Class A (See Note 1)	(240,987)	(2,455,596)

Net increase (decrease)	360,380	$3,789,558

Year ended October 31, 2016:
Shares sold	7,398,929	$78,891,141
Shares issued to shareholders in reinvestment of dividends and distributions	202,026	2,155,473
Shares redeemed	(1,207,992)	(12,849,361)

Net increase (decrease) in shares outstanding before conversion	6,392,963	68,197,253
Shares converted into Class A (See Note 1)	5,981	63,825
Shares converted from Class A (See Note 1)	(154,084)	(1,664,060)

Net increase (decrease)	6,244,860	$66,597,018

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	10,787	$109,901
Shares issued to shareholders in reinvestment of dividends and distributions	534	5,442
Shares redeemed	(5,984)	(61,088)

Net increase (decrease) in shares outstanding before conversion	5,337	54,255
Shares converted from Investor Class (See Note 1)	(5,200)	(52,712)

Net increase (decrease)	137	$1,543

Year ended October 31, 2016:
Shares sold	18,845	$200,894
Shares issued to shareholders in reinvestment of dividends and distributions	738	7,870
Shares redeemed	(2,788)	(30,081)

Net increase (decrease) in shares outstanding before conversion	16,795	178,683
Shares converted into Investor Class (See Note 1)	2,502	26,968
Shares converted from Investor Class (See Note 1)	(5,981)	(63,825)

Net increase (decrease)	13,316	$141,826

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	567,505	$5,795,307
Shares issued to shareholders in reinvestment of dividends and distributions	39,115	398,676
Shares redeemed	(711,836)	(7,255,587)

Net increase (decrease)	(105,216)	$(1,061,604)

Year ended October 31, 2016:
Shares sold	2,756,190	$29,327,119
Shares issued to shareholders in reinvestment of dividends and distributions	49,557	528,943
Shares redeemed	(425,447)	(4,528,280)

Net increase (decrease)	2,380,300	$25,327,782

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,544,147	$15,733,863
Shares issued to shareholders in reinvestment of dividends and distributions	71,029	724,035
Shares redeemed	(1,662,260)	(16,934,821)

Net increase (decrease) in shares outstanding before conversion	(47,084)	(476,923)
Shares converted into Class I (See Note 1)	240,984	2,455,596

Net increase (decrease)	193,900	$1,978,673

Year ended October 31, 2016:
Shares sold	3,110,476	$33,007,010
Shares issued to shareholders in reinvestment of dividends and distributions	108,622	1,158,317
Shares redeemed	(2,103,818)	(22,066,124)

Net increase (decrease) in shares outstanding before conversion	1,115,280	12,099,203
Shares converted into Class I (See Note 1)	151,583	1,637,092

Net increase (decrease)	1,266,863	$13,736,295

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

32	MainStay New York Tax Free Opportunities Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking

34	MainStay New York Tax Free Opportunities Fund

into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the

Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

35

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay New York Tax Free Opportunities Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738064 MS144-17	MSNTF10-06/17 (NYLIM) NL035

MainStay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception (12/17/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–0.22 2.87%	5.51 8.77%	3.96 4.69%	1.02 1.02%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–0.36 2.72	5.30 8.56	3.79 4.52	1.13 1.13
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/17/2012	1.34 2.34	6.76 7.76	3.77 3.77	1.88 1.88
Class I Shares	No Sales Charge		12/17/2012	2.99	8.93	4.93	0.77
Class R2 Shares	No Sales Charge		12/17/2012	2.71	8.56	4.55	1.12
Class R3 Shares	No Sales Charge		2/29/2016	2.58	8.28	11.62	1.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	4.00%	9.97%	4.76%
Average Lipper High Yield Fund[4]	4.80	11.23	4.49

3.	BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,028.70	$5.13	$1,019.70	$5.11	1.02%

Investor Class Shares	$1,000.00	$1,027.20	$5.53	$1,019.30	$5.51	1.10%

Class C Shares	$1,000.00	$1,023.40	$9.28	$1,015.60	$9.25	1.85%

Class I Shares	$1,000.00	$1,029.90	$3.88	$1,021.00	$3.86	0.77%

Class R2 Shares	$1,000.00	$1,027.10	$5.58	$1,019.30	$5.56	1.11%

Class R3 Shares	$1,000.00	$1,025.80	$6.83	$1,018.10	$6.81	1.36%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2017 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Equinix, Inc., 4.88%–5.38%, due 4/1/20–1/1/22

2.	DISH DBS Corp., 4.25%–7.88%, due 4/1/18–7/15/22

3.	Freeport-McMoRan, Inc., 6.13%–6.63%, due 6/15/19–5/1/21

4.	IHO Verwaltungs GmbH, 4.13%, due 9/15/21

5.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21

6.	T-Mobile USA, Inc., 4.00%, due 4/15/22

7.	Detour Gold Corp., 5.50%, due 11/30/17

8.	Micron Technology, Inc., 5.88%–7.50%, due 2/15/22–9/15/23

9.	Hughes Satellite Systems Corp., 6.50%–7.63%, due 6/15/19–6/15/21

10.	Yum! Brands, Inc., 3.88%–6.25%, due 3/15/18–11/1/20

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 2.87% for Class A shares, 2.72% for Investor Class shares and 2.34% for Class C shares for the six months ended April 30, 2017. Over the same period, the Fund’s Class I shares returned 2.99%, Class R2 shares returned 2.71% and Class R3 shares returned 2.58%. For the six months ended April 30, 2017, all share classes underperformed the 4.00% return of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 4.80% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The U.S. high-yield bond market reacted positively to the results of the U.S. presidential election in November 2016. Sectors that were expected to benefit from the new administration, mainly those engaged in commodity and industrial-related activities, drove performance in the asset class at the beginning of the reporting period. The market’s strong performance continued in an environment of higher equity markets, stable interest rates and positive technicals. In this environment, decreased net new issuance was coupled with stable investor demand. This environment supported lower-quality CCC-rated3 bonds and distressed credits, which outperformed the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index during the reporting period. The Fund’s relative performance was hindered by an underweight position in the energy sector, as that sector outperformed the benchmark. Additionally, the Fund’s bias toward higher-quality securities in the cable & satellite TV sector also detracted from performance relative to the Index.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of April 30, 2017, the Fund’s modified duration to worst5 was 1.59 years, which was shorter than the 3.05-year duration of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The high-yield rally that began in early 2016, continued throughout the reporting period. Spreads6 have continued to tighten across the whole market, particularly in CCC-rated bonds, which outperformed the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in 2016. As a result, the Fund began to reduce positions in these sectors, which have appreciated in price because of relative value, and added to higher-quality positions at risk-adjusted yields that we believed to be relatively attractive.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Positioning and positive security selection in technology & electronics helped returns during the reporting period, as the Fund held underweight positions in hardware and equipment companies that underperformed the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. The Fund’s underweight position in the banking sector also contributed positively to performance, as the sector lagged the Index. Security selection in the capital goods sector proved positive as the Fund held an overweight position in an automotive parts manufacturer that outperformed other positions in that sector.

The Fund’s underweight position in energy—oil field equipment & services companies detracted from relative performance, as the sector outperformed the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. The Fund’s bias toward higher-quality securities in the cable & satellite TV sector also detracted from performance relative to the Index. Security selection in the utilities sector detracted from relative performance, as the Fund held a position in a Texas-based electricity provider that underperformed the Index during the reporting period.

1.	See footnote on page 6 for more information on the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased bonds of Inmarsat PLC, an operator of global network satellites offering mobile and fixed communications services. The company has exhibited strong recurring revenues and free cash flow and modest leverage. The Fund also purchased a new issue of Fortress Transportation and Infrastructure, an operator of transportation equipment and infrastructure. The bonds came at a yield that we found attractive for Fortress, which is an asset-rich company with over two times asset coverage.

During the reporting period, the Fund sold its entire position in Halcon Resources, an energy exploration and production company. The Fund has decreased its energy exposure as spreads in the sector have narrowed closer to those in the broader market. The Fund also sold out of Guitar Center, a musical instrument retailer. The company continued to see weakening margin trends across its businesses and declining same-store sales.

How did the Fund’s industry weightings change during the reporting period?

We constructed a portfolio of what we considered to be higher-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. During the reporting period, there were no material changes to the Fund’s sector weightings. There were small increases in the Fund’s weightings in media and automotive because of attractive valuations and yields. During the reporting period, the Fund reduced its weightings in energy and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held overweight positions relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the consumer goods, media and basic industry sectors. As of the same date, the Fund held underweight positions relative to the Index in the health care, financial services and banking sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 91.2%† Convertible Bonds 2.6%
Auto Parts & Equipment 0.2%
Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$3,189,677	$2,041,393

Mining 1.5%
♦Detour Gold Corp. 5.50%, due 11/30/17	11,825,000	12,031,938

Real Estate Investment Trusts 0.9%
VEREIT, Inc.
3.00%, due 8/1/18	2,590,000	2,602,950
3.75%, due 12/15/20	4,865,000	4,968,406

		7,571,356

Total Convertible Bonds (Cost $22,052,505)		21,644,687

Corporate Bonds 81.4%
Advertising 0.5%
Lamar Media Corp. 5.88%, due 2/1/22	2,850,000	2,956,875
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	1,200,000	1,246,500

		4,203,375

Aerospace & Defense 1.1%
KLX, Inc. 5.88%, due 12/1/22 (d)	1,000,000	1,051,250
Orbital ATK, Inc. 5.25%, due 10/1/21	900,000	931,500
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	1,750,000	1,818,612
TransDigm, Inc. 5.50%, due 10/15/20	5,138,000	5,253,605

		9,054,967

Airlines 0.1%
United Continental Holdings, Inc. 6.38%, due 6/1/18	1,120,000	1,167,600

Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	1,850,000	1,910,125

	Principal Amount	Value
Auto Manufacturers 0.4%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (d)	$2,000,000	$2,047,500
Jaguar Land Rover Automotive PLC
4.13%, due 12/15/18 (d)	670,000	685,075
4.25%, due 11/15/19 (d)	905,000	934,413

		3,666,988

Auto Parts & Equipment 3.4%
American Axle & Manufacturing, Inc. 6.25%, due 3/15/21	6,395,000	6,570,862
Exide Technologies 11.00% (11.00% Cash or 9.00% PIK), due 4/30/20 (a)(b)(c)(d)	1,767,988	1,546,989
♦IHO Verwaltungs GmbH 4.13% (4.13% Cash or 4.88% PIK), due 9/15/21 (c)(d)	12,515,000	12,687,081
International Automotive Components Group S.A. 9.13%, due 6/1/18 (d)	1,435,000	1,395,538
Meritor, Inc. 6.75%, due 6/15/21	270,000	280,125
Nexteer Automotive Group, Ltd. 5.88%, due 11/15/21 (d)	3,762,000	3,912,480
ZF North America Capital, Inc. 4.00%, due 4/29/20 (d)	1,875,000	1,952,344

		28,345,419

Building Materials 2.0%
Airxcel, Inc. 8.50%, due 2/15/22 (d)	1,585,000	1,632,550
Gibraltar Industries, Inc. 6.25%, due 2/1/21	936,000	968,292
James Hardie International Finance, Ltd. 5.88%, due 2/15/23 (d)	2,000,000	2,095,000
Standard Industries, Inc. 5.13%, due 2/15/21 (d)	3,395,000	3,552,019
Summit Materials LLC / Summit Materials Finance Corp. 8.50%, due 4/15/22	2,000,000	2,245,000
USG Corp. 8.25%, due 1/15/18	5,915,000	6,203,356

		16,696,217

Chemicals 1.1%
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	1,000,000	1,140,000
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.38%, due 12/1/22 (d)	3,540,000	3,668,325

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	$2,665,000	$2,811,575
Westlake Chemical Corp. 4.63%, due 2/15/21	1,715,000	1,775,025

		9,394,925

Coal 0.1%
Peabody Securities Finance Corp. 6.00%, due 3/31/22 (d)	1,000,000	1,020,000

Commercial Services 4.9%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (d)	8,475,000	8,803,406
Cimpress N.V. 7.00%, due 4/1/22 (d)	2,550,000	2,623,312
Flexi-Van Leasing, Inc. 7.88%, due 8/15/18 (d)	950,000	878,750
Graham Holdings Co. 7.25%, due 2/1/19	8,140,000	8,747,244
Great Lakes Dredge & Dock Corp. 7.38%, due 2/1/19	3,646,000	3,609,540
Hertz Corp.
6.75%, due 4/15/19	600,000	598,500
7.38%, due 1/15/21	1,000,000	962,500
IHS Markit, Ltd. 5.00%, due 11/1/22 (d)	1,500,000	1,603,125
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (d)	5,700,000	5,920,875
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	5,000,000	5,093,750
5.00%, due 4/15/22 (d)	1,000,000	1,028,750
Service Corp. International 7.63%, due 10/1/18	155,000	166,819
United Rentals North America, Inc. 7.63%, due 4/15/22	212,000	221,275

		40,257,846

Cosmetics & Personal Care 0.8%
Edgewell Personal Care Co. 4.70%, due 5/19/21	1,775,000	1,881,500
First Quality Finance Co., Inc. 4.63%, due 5/15/21 (d)	4,986,000	4,892,513

		6,774,013

Distribution & Wholesale 0.4%
American Builders & Contractors Supply Co., Inc. 5.63%, due 4/15/21 (d)	360,000	369,450
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	1,160,000	1,190,450

	Principal Amount	Value
Distribution & Wholesale (continued)
H&E Equipment Services, Inc. 7.00%, due 9/1/22	$2,000,000	$2,091,200

		3,651,100

Diversified Financial Services 3.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	965,000	1,024,514
Ally Financial, Inc.
3.25%, due 2/13/18	2,295,000	2,312,212
6.25%, due 12/1/17	415,000	425,375
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	795,000	804,938
Credit Acceptance Corp. 6.125%, due 2/15/21	5,442,000	5,414,790
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	5,875,000	6,110,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.25%, due 3/15/22 (d)	3,000,000	3,078,750
5.875%, due 8/1/21 (d)	3,625,000	3,679,375
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	3,200,000	3,412,000
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (d)	1,390,000	1,461,238
Springleaf Finance Corp. 8.25%, due 12/15/20	1,000,000	1,095,700

		28,818,892

Electric 0.9%
Calpine Corp. 6.00%, due 1/15/22 (d)	519,000	542,355
GenOn Energy, Inc.
7.88%, due 6/15/17	5,985,000	4,114,687
9.50%, due 10/15/18	3,125,000	1,953,125
NRG REMA LLC Series B 9.24%, due 7/2/17	511,154	429,370

		7,039,537

Electrical Components & Equipment 0.3%
Belden, Inc. 5.50%, due 9/1/22 (d)	1,000,000	1,025,000
General Cable Corp. 5.75%, due 10/1/22	500,000	495,000
WESCO Distribution, Inc. 5.38%, due 12/15/21	700,000	719,250

		2,239,250

Electronics 0.8%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	3,465,000	3,614,428

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electronics (continued)
Kemet Corp. 10.50%, due 5/1/18	$2,580,000	$2,589,675

		6,204,103

Engineering & Construction 1.2%
Broadspectrum, Ltd. 8.38%, due 5/15/20 (d)	4,701,000	4,905,494
Tutor Perini Corp. 7.63%, due 11/1/18	4,882,000	4,891,764

		9,797,258

Entertainment 1.9%
Churchill Downs, Inc. 5.38%, due 12/15/21	1,005,000	1,046,456
GLP Capital, L.P. / GLP Financing II, Inc.
4.38%, due 11/1/18	1,600,000	1,644,000
4.38%, due 4/15/21	2,660,000	2,786,350
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	6,718,000	6,768,385
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.13%, due 8/15/21 (d)	3,000,000	3,032,490

		15,277,681

Food 1.5%
B&G Foods, Inc. 4.63%, due 6/1/21	3,225,000	3,273,375
C&S Group Enterprises LLC 5.38%, due 7/15/22 (d)	1,500,000	1,481,250
KeHE Distributors LLC / KeHE Finance Corp. 7.63%, due 8/15/21 (d)	3,255,000	3,287,550
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	4,499,000	4,639,594

		12,681,769

Forest Products & Paper 0.6%
Mercer International, Inc. 7.75%, due 12/1/22	1,750,000	1,876,875
Smurfit Kappa Acquisitions Unlimited Co. 4.88%, due 9/15/18 (d)	3,180,000	3,259,500

		5,136,375

Health Care—Products 0.2%
Alere, Inc. 7.25%, due 7/1/18	2,000,000	2,020,000

Health Care—Services 1.9%
Centene Corp. 5.63%, due 2/15/21	4,890,000	5,140,612
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (d)	207,000	218,385

	Principal Amount	Value
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance, Inc. 6.88%, due 7/15/17	$525,000	$529,594
HCA, Inc.
6.50%, due 2/15/20	4,171,000	4,577,923
7.50%, due 2/15/22	2,000,000	2,300,800
8.00%, due 10/1/18	225,000	242,156
Tenet Healthcare Corp.
6.25%, due 11/1/18	1,600,000	1,677,024
7.50%, due 1/1/22 (d)	975,000	1,043,250

		15,729,744

Home Builders 3.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, due 2/15/21 (d)	590,000	595,900
AV Homes, Inc. 8.50%, due 7/1/19	4,180,000	4,347,200
Brookfield Residential Properties, Inc.
6.50%, due 12/15/20 (d)	6,972,000	7,233,450
6.13%, due 7/1/22 (d)	1,750,000	1,824,375
CalAtlantic Group, Inc. 8.38%, due 5/15/18	270,000	286,200
Century Communities, Inc. 6.88%, due 5/15/22	1,000,000	1,047,500
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,194,090
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	2,435,000	2,501,963
Meritage Homes Corp. 4.50%, due 3/1/18	2,480,000	2,517,200
New Home Co., Inc. 7.25%, due 4/1/22 (d)	2,750,000	2,860,000
Toll Brothers Finance Corp. 5.88%, due 2/15/22	1,000,000	1,103,250
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	500,000	525,315

		26,036,443

Household Products & Wares 0.8%
Prestige Brands, Inc. 5.38%, due 12/15/21 (d)	1,245,000	1,282,350
Spectrum Brands, Inc. 6.63%, due 11/15/22	5,255,000	5,530,888

		6,813,238

Housewares 0.8%
Radio Systems Corp. 8.38%, due 11/1/19 (d)	6,246,000	6,488,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 1.0%
American Equity Investment Life Holding Co. 6.63%, due 7/15/21	$2,890,000	$3,001,987
Fidelity & Guaranty Life Holdings, Inc. 6.38%, due 4/1/21 (d)	850,000	871,250
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	1,302,000	1,484,090
USI, Inc. 7.75%, due 1/15/21 (d)	2,550,000	2,602,275

		7,959,602

Internet 1.2%
Cogent Communications Group, Inc. 5.38%, due 3/1/22 (d)	1,486,000	1,534,295
IAC / InterActiveCorp. 4.88%, due 11/30/18	2,212,000	2,242,415
Netflix, Inc.
5.38%, due 2/1/21	2,000,000	2,140,000
5.50%, due 2/15/22	4,000,000	4,280,000

		10,196,710

Iron & Steel 2.0%
Allegheny Technologies, Inc. 9.38%, due 6/1/19	3,000,000	3,307,500
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (d)	9,527,000	10,098,620
Evraz, Inc., N.A. 7.50%, due 11/15/19 (d)	3,045,000	3,159,187

		16,565,307

Leisure Time 1.1%
Brunswick Corp. 4.63%, due 5/15/21 (d)	4,490,000	4,586,427
Carlson Travel, Inc. 6.75%, due 12/15/23 (d)	4,435,000	4,581,887

		9,168,314

Lodging 0.5%
Choice Hotels International, Inc. 5.70%, due 8/28/20	1,500,000	1,627,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (d)	2,280,000	2,382,600

		4,010,100

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.88%, due 12/15/20	2,000,000	2,200,000

Media 6.2%
Cablevision Systems Corp. 7.75%, due 4/15/18	3,755,000	3,928,669

	Principal Amount	Value
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, due 2/15/23	$500,000	$520,000
5.25%, due 3/15/21	2,000,000	2,060,000
5.25%, due 9/30/22	1,250,000	1,296,875
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, due 7/23/20	2,525,000	2,609,088
Cogeco Communications, Inc. 4.88%, due 5/1/20 (d)	5,150,000	5,272,312
CSC Holdings LLC 7.63%, due 7/15/18	1,500,000	1,588,125
♦DISH DBS Corp.
4.25%, due 4/1/18	2,000,000	2,035,000
5.13%, due 5/1/20	2,000,000	2,090,000
5.88%, due 7/15/22	1,400,000	1,483,006
6.75%, due 6/1/21	6,500,000	7,068,750
7.88%, due 9/1/19	1,540,000	1,709,400
Midcontinent Communications / Midcontinent Finance Corp. 6.25%, due 8/1/21 (d)	5,000,000	5,200,000
SFR Group S.A. 6.00%, due 5/15/22 (d)	1,000,000	1,042,500
Videotron, Ltd. 5.00%, due 7/15/22	494,000	523,689
♦Virgin Media Secured Finance PLC 5.25%, due 1/15/21	11,727,000	12,489,255

		50,916,669

Mining 5.8%
Aleris International, Inc.
7.88%, due 11/1/20	4,310,000	4,266,900
9.50%, due 4/1/21 (d)	3,514,000	3,768,765
Anglo American Capital PLC 3.75%, due 4/10/22 (d)	4,455,000	4,478,255
First Quantum Minerals, Ltd. 7.25%, due 5/15/22 (d)	3,000,000	3,090,000
♦Freeport-McMoRan, Inc.
6.13%, due 6/15/19 (d)	2,225,000	2,263,938
6.50%, due 11/15/20 (d)	10,702,000	10,996,305
6.63%, due 5/1/21 (d)	1,065,000	1,091,625
Hecla Mining Co. 6.88%, due 5/1/21	2,820,000	2,926,032
Lundin Mining Corp. 7.50%, due 11/1/20 (d)	5,276,000	5,592,560
New Gold, Inc. 7.00%, due 4/15/20 (d)	4,384,000	4,441,540
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (d)	4,500,000	4,702,500

		47,618,420

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	$900,000	$922,500
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	4,860,000	4,489,425
EnPro Industries, Inc. 5.88%, due 9/15/22 (d)	1,000,000	1,050,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	1,000,000	1,005,000

		7,466,925

Oil & Gas 5.4%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (d)	1,745,000	1,803,894
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 11.50%, due 1/15/21 (d)	2,110,000	2,447,600
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	2,510,000	2,585,300
Comstock Resources, Inc. (10.00% Cash or 12.25% PIK)10.00%, due 3/15/20 (c)	6,810,000	6,980,250
Concho Resources, Inc. 5.50%, due 10/1/22	500,000	518,900
Newfield Exploration Co. 5.75%, due 1/30/22	4,780,000	5,078,750
Oasis Petroleum, Inc.
6.50%, due 11/1/21	1,175,000	1,186,750
7.25%, due 2/1/19	2,715,000	2,708,213
PDC Energy, Inc. 7.75%, due 10/15/22	800,000	840,000
PetroQuest Energy, Inc. (1.00% Cash and 9.00% PIK)10.00%, due 2/15/21 (c)(d)	2,250,037	1,642,527
Range Resources Corp. 5.75%, due 6/1/21 (d)	6,000,000	6,180,000
Rex Energy Corp. 1.00%, due 10/1/20 (e)	2,906,000	1,438,470
Stone Energy Corp. 7.50%, due 5/31/22	1,619,962	1,563,263
WPX Energy, Inc. 7.50%, due 8/1/20	9,364,000	9,925,840

		44,899,757

Oil & Gas Services 0.5%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	4,440,000	4,406,700

	Principal Amount	Value
Pharmaceuticals 1.5%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	$3,000,000	$3,176,250
Endo Finance LLC / Endo Finco, Inc. 7.25%, due 1/15/22 (d)	1,500,000	1,477,500
Nature’s Bounty Co. 7.63%, due 5/15/21 (d)	3,130,000	3,325,625
Valeant Pharmaceuticals International, Inc. 6.50%, due 3/15/22 (d)	3,895,000	3,987,506

		11,966,881

Pipelines 4.4%
EnLink Midstream Partners, L.P. 2.70%, due 4/1/19	2,660,000	2,663,306
Genesis Energy, L.P. / Genesis Energy Finance Corp. 5.75%, due 2/15/21	4,052,000	4,097,585
NuStar Logistics, L.P.
6.75%, due 2/1/21	3,615,000	3,917,756
8.15%, due 4/15/18	6,025,000	6,348,844
Rockies Express Pipeline LLC 6.85%, due 7/15/18 (d)	9,440,000	9,898,878
SemGroup Corp. 6.38%, due 3/15/25 (d)	925,000	929,625
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	1,911,000	2,025,660
6.13%, due 10/15/21	6,110,000	6,377,313

		36,258,967

Real Estate 1.1%
AAF Holdings LLC / AAF Finance Co. (12.00% Cash or 12.75% PIK)12.00%, due 7/1/19 (c)(d)	2,111,262	2,211,547
Realogy Group LLC / Realogy Co-Issuer Corp. 4.50%, due 4/15/19 (d)	2,000,000	2,080,000
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	4,420,000	4,486,300

		8,777,847

Real Estate Investment Trusts 2.5%
♦Equinix, Inc.
4.88%, due 4/1/20	11,865,000	12,161,625
5.38%, due 1/1/22	2,900,000	3,066,750
MPT Operating Partnership, L.P. / MPT Finance Corp. 6.38%, due 2/15/22	1,150,000	1,188,812
Sabra Health Care, L.P. / Sabra Capital Corp. 5.50%, due 2/1/21	1,000,000	1,037,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
VEREIT Operating Partnership, L.P.
3.00%, due 2/6/19	$2,070,000	$2,081,799
4.13%, due 6/1/21	860,000	894,938

		20,431,424

Retail 4.3%
Dollar Tree, Inc. 5.25%, due 3/1/20	5,400,000	5,555,250
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (d)	4,880,000	4,880,000
GameStop Corp.
5.50%, due 10/1/19 (d)	5,090,000	5,217,250
6.75%, due 3/15/21 (d)	675,000	690,188
L Brands, Inc.
5.63%, due 2/15/22	3,500,000	3,696,875
6.63%, due 4/1/21	1,000,000	1,100,000
8.50%, due 6/15/19	2,504,000	2,791,960
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	1,230,000	1,070,100
♦Yum! Brands, Inc.
3.88%, due 11/1/20	1,185,000	1,218,061
5.30%, due 9/15/19	5,425,000	5,750,500
6.25%, due 3/15/18	3,820,000	3,957,520

		35,927,704

Semiconductors 1.4%
♦Micron Technology, Inc.
5.88%, due 2/15/22	5,500,000	5,761,250
7.50%, due 9/15/23	5,000,000	5,600,000

		11,361,250

Software 1.0%
ACI Worldwide, Inc. 6.38%, due 8/15/20 (d)	7,860,000	8,066,325

Telecommunications 6.1%
Anixter, Inc. 5.63%, due 5/1/19	1,365,000	1,426,425
Cogent Communications Finance, Inc. 5.63%, due 4/15/21 (d)	4,960,000	5,108,800
Frontier Communications Corp.
8.50%, due 4/15/20	1,000,000	1,063,750
8.88%, due 9/15/20	4,785,000	5,051,141
♦Hughes Satellite Systems Corp.
6.50%, due 6/15/19	7,140,000	7,720,125
7.63%, due 6/15/21	3,005,000	3,393,096
Inmarsat Finance PLC 4.88%, due 5/15/22 (d)	6,500,000	6,565,000
Level 3 Financing, Inc. 6.13%, due 1/15/21	1,000,000	1,033,750

	Principal Amount	Value
Telecommunications (continued)
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	$2,390,000	$2,611,075
9.00%, due 11/15/18 (d)	3,865,000	4,227,344
♦T-Mobile USA, Inc. 4.00%, due 4/15/22	12,045,000	12,346,125

		50,546,631

Transportation 1.1%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	7,880,000	8,100,640
9.75%, due 5/1/20 (d)	1,290,000	1,373,850

		9,474,490

Trucking & Leasing 0.6%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (d)	4,410,000	4,365,900
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	185,000	195,619

		4,561,519

Total Corporate Bonds (Cost $662,698,378)		673,206,440

Loan Assignments 7.2% (f)
Aerospace & Defense 0.7%
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L.
Term Loan B1 3.24%, due 9/20/20	600,000	605,786
Term Loan B2 3.74%, due 3/20/22	3,700,000	3,753,672
TransDigm, Inc. 2016 Extended Term Loan F 3.99%, due 6/9/23	1,492,481	1,489,683

		5,849,141

Broadcast Services and Programming 0.2%
Midcontinent Communications New Term Loan B 3.33%, due 12/31/23	1,995,000	2,014,950

Buildings & Real Estate 1.0%
Mueller Water Products, Inc. 2017 Term Loan B 3.54%, due 11/25/21	4,887,750	4,938,666
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.24%, due 11/15/23	2,992,500	3,011,825

		7,950,491

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming 0.2%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.15%, due 11/30/23	$1,995,000	$2,016,374

Household Products & Wares 0.8%
Prestige Brands, Inc. Term Loan B3 3.74%, due 1/26/24	3,852,838	3,882,536
Spectrum Brands, Inc. 2017 Term Loan B 3.12%, due 6/23/22	2,552,815	2,566,600

		6,449,136

Insurance 0.3%
USI, Inc. 2017 Term Loan B TBD, due 3/30/24	2,300,000	2,288,500

Internet 1.0%
CityCenter Holdings LLC 2017 Term Loan B 3.49%, due 4/18/24	4,000,000	4,005,000
Kemet Electronic Corp. Term Loan B TBD, due 4/18/24	4,000,000	3,930,000
Match Group, Inc. Term Loan B1 4.28%, due 11/16/22	612,500	619,391

		8,554,391

Machinery—Construction & Mining 0.4%
Neenah Foundry Co. 2016 Term Loan 7.75%, due 4/26/19 (b)(g)	2,871,612	2,828,538
Terex Corp. 2017 Term Loan B 3.54%, due 1/31/24	500,000	501,875

		3,330,413

Pharmaceuticals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	632,125	631,730

Real Estate Investment Trusts 0.1%
Equinix, Inc. USD 2016 Term Loan B 3.49%, due 1/6/23	742,500	745,284

	Principal Amount	Value
Retail 1.5%
Bass Pro Group LLC Term Loan B 6.15%, due 12/16/23	$5,600,000	$5,444,835
Nature’s Bounty Co. 2017 USD Term Loan B 4.65%, due 5/5/23	3,470,063	3,484,522
Yum! Brands, Inc. 1st Lien Term Loan B 2.99%, due 6/16/23	3,500,000	3,516,041

		12,445,398

Semiconductors 0.6%
Micron Technology, Inc. Term Loan 3.50%, due 4/26/22	4,964,987	5,007,657

Software 0.3%
Donnelley Financial Solutions, Inc. Term Loan B 5.00%, due 9/30/23	2,320,000	2,341,267

Total Loan Assignments (Cost $59,185,826)		59,624,732

Total Long-Term Bonds (Cost $743,936,709)		754,475,859

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.0%‡
Exide Technologies (a)(b)(d)(g)(h)	38,397	23,038

Oil & Gas 0.4%
PetroQuest Energy, Inc. (h)	31,419	73,835
Stone Energy Corp. (b)(h)	130,766	2,738,240

		2,812,075

Total Common Stocks (Cost $4,989,399)		2,835,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 8.1%
Repurchase Agreement 8.1%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $66,831,919 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 9/30/22, with a Principal Amount of $68,660,000 and a Market Value of $68,172,651)	$66,831,417	$66,831,417

Total Short-Term Investment (Cost $66,831,417)		66,831,417

Total Investments (Cost $815,757,525) (i)	99.7%	824,142,389
Other Assets, Less Liabilities	0.3	2,592,033
Net Assets	100.0%	$826,734,422

‡	Less than one-tenth of a percent.

(a)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2017, the total market value of these securities was $3,611,420, which represented 0.4% of the Fund’s net assets.
(b)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $9,178,198, which represented 1.1% of the Fund’s net assets.

(c)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Step coupon—Rate shown was the rate in effect as of April 30, 2017.

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2017.

(g)	Restricted security.

(h)	Non-income producing security.

(i)	As of April 30, 2017, cost was $816,227,983 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$15,797,215
Gross unrealized depreciation	(7,882,809)

Net unrealized appreciation	$7,914,406

The following abbreviation is used in the preceding pages:

TBD—To be determined

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$19,603,294	$2,041,393	$21,644,687
Corporate Bonds (c)	—	671,659,451	1,546,989	673,206,440
Loan Assignments (d)	—	54,330,057	5,294,675	59,624,732

Total Long-Term Bonds	—	745,592,802	8,883,057	754,475,859

Common Stocks (e)	2,812,075	—	23,038	2,835,113
Short-Term Investment
Repurchase Agreement	—	66,831,417	—	66,831,417

Total Investments in Securities	$2,812,075	$812,424,219	$8,906,095	$824,142,389

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,041,393 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,546,989 is held in Auto Parts & Equipment within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3,930,000, $619,391 and $745,284 are held in Internet, Internet, and Real Estate Investments Trust, respectively, within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 security valued at $23,038 is held in Auto Parts & Equipment within the Common Stocks section of the Portfolio of Investments.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2017, a security with a market value of $3,508,750 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2016, the fair value obtained for this loan assignment, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2017 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$2,218,906	$16,437	$—	$(301,813)	$107,863	(c)	$—	$—	$—	$2,041,393	$(301,813)
Coporate Bonds
Auto Parts & Equipment	1,467,345	10,424	—	9,433	59,787	(c)	—	—	—	1,546,989	9,433
Oil & Gas	97,600	—	—	(763)	—		(96,837)	—	—	—	—
Loan Assignments
Aerospace & Defense	2,025,000	350	52,150	(45,000)	—		(2,032,500)	—	—	—	(45,000)
Internet	686,766	668	895	51,062	3,880,000		(70,000)	—	—	4,549,391	51,062
Real Estate Investment Trust	—	89	4	4,294	742,772		(1,875)	—	—	745,284	4,294
Retail	478,837	85	2,110	(6,348)	—		(474,684)	—	—	—	(6,348)
Software	3,508,750	—	—	—	—		—	—	(3,508,750)	—	—
Common Stock
Auto Parts & Equipment	112,887	—	—	(89,849)	—		—	—	—	23,038	(89,849)

Total	$10,596,091	$28,053	$55,159	$(378,984)	$4,790,422		$(2,675,896)	$—	$(3,508,750)	$8,906,095	$(378,221)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Purchases include PIK securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $815,757,525)	$824,142,389
Cash	103,410
Receivables:
Interest	12,298,653
Fund shares sold	6,206,791
Investment securities sold	2,584,830
Other assets	79,475

Total assets	845,415,548

Liabilities
Payables:
Investment securities purchased	15,502,401
Fund shares redeemed	2,199,179
Manager (See Note 3)	435,655
NYLIFE Distributors (See Note 3)	85,920
Transfer agent (See Note 3)	85,371
Professional fees	41,324
Shareholder communication	17,275
Custodian	11,993
Trustees	520
Accrued expenses	3,508
Dividend payable	297,980

Total liabilities	18,681,126

Net assets	$826,734,422

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,032
Additional paid-in capital	826,931,001

827,014,033
Undistributed net investment income	150,608
Accumulated net realized gain (loss) on investments	(8,815,083)
Net unrealized appreciation (depreciation) on investments	8,384,864

Net assets	$826,734,422

Class A
Net assets applicable to outstanding shares	$191,489,824

Shares of beneficial interest outstanding	19,232,069

Net asset value per share outstanding	$9.96
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.27

Investor Class
Net assets applicable to outstanding shares	$7,217,627

Shares of beneficial interest outstanding	724,894

Net asset value per share outstanding	$9.96
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.27

Class C
Net assets applicable to outstanding shares	$55,210,769

Shares of beneficial interest outstanding	5,545,033

Net asset value and offering price per share outstanding (a)	$9.96

Class I
Net assets applicable to outstanding shares	$572,671,156

Shares of beneficial interest outstanding	57,515,595

Net asset value and offering price per share outstanding	$9.96

Class R2
Net assets applicable to outstanding shares	$116,633

Shares of beneficial interest outstanding	11,714

Net asset value and offering price per share outstanding (a)	$9.96

Class R3
Net assets applicable to outstanding shares	$28,413

Shares of beneficial interest outstanding	2,854

Net asset value and offering price per share outstanding	$9.96

(a)	The difference between the recalculated and stated NAV was caused by rounding.

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,265,702
Other income	522

Total income	20,266,224

Expenses
Manager (See Note 3)	2,366,329
Distribution/Service—Class A (See Note 3)	222,001
Distribution/Service—Investor Class (See Note 3)	8,082
Distribution/Service—Class C (See Note 3)	268,560
Distribution/Service—Class R2 (See Note 3)	139
Distribution/Service—Class R3 (See Note 3)	68
Transfer agent (See Note 3)	279,140
Registration	61,804
Professional fees	41,559
Shareholder communication	31,393
Trustees	8,434
Custodian	7,488
Shareholder service (See Note 3)	71
Miscellaneous	16,381

Total expenses	3,311,449

Net investment income (loss)	16,954,775

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,086,188
Net change in unrealized appreciation (depreciation) on investments	860,727

Net realized and unrealized gain (loss) on investments	3,946,915

Net increase (decrease) in net assets resulting from operations	$20,901,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,954,775	$30,111,292
Net realized gain (loss) on investments	3,086,188	(9,192,162)
Net change in unrealized appreciation (depreciation) on investments	860,727	19,190,243

Net increase (decrease) in net assets resulting from operations	20,901,690	40,109,373

Dividends to shareholders:
From net investment income:
Class A	(4,009,983)	(7,109,519)
Investor Class	(144,273)	(266,698)
Class C	(982,997)	(1,960,256)
Class I	(11,752,268)	(20,667,673)
Class R2	(2,451)	(2,241)
Class R3	(574)	(848)

Total dividends to shareholders	(16,892,546)	(30,007,235)

Capital share transactions:
Net proceeds from sale of shares	278,979,311	397,727,660
Net asset value of shares issued to shareholders in reinvestment of dividends	15,113,250	26,700,400
Cost of shares redeemed	(123,153,020)	(291,989,081)

Increase (decrease) in net assets derived from capital share transactions	170,939,541	132,438,979

Net increase (decrease) in net assets	174,948,685	142,541,117

Net Assets
Beginning of period	651,785,737	509,244,620

End of period	$826,734,422	$651,785,737

Undistributed net investment income at end of period	$150,608	$88,379

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,			December 17, 2012** through October 31,
Class A	2017*	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.22	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.28	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.22)	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.22)	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	2.87%	6.79%	2.36%	3.98%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.55%††	5.29%	4.70%	4.58%	4.49%††
Net expenses	1.02%††	1.02%	1.00%	1.01%	1.05%††
Expenses (before waiver/reimbursement)	1.02%††	1.02%	1.00%	1.01%	1.20%††
Portfolio turnover rate	33%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$191,490	$163,500	$75,869	$71,206	$44,274

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,			December 17, 2012** through October 31,
Investor Class	2017*	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.22	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.06	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.28	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.22)	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.22)	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	2.72%	6.67%	2.14%	3.97%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%††	5.18%	4.59%	4.48%	4.37%††
Net expenses	1.10%††	1.13%	1.12%	1.12%	1.18%††
Expenses (before waiver/reimbursement)	1.10%††	1.13%	1.12%	1.12%	1.33%††
Portfolio turnover rate	33%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$7,218	$6,044	$4,525	$2,940	$1,399

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31, 2016			December 17, 2012** through October 31,
Class C	2017*	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.76	$10.01	$10.09	$10.00

Net investment income (loss)	0.18	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.06	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.24	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.18)	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.18)	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$9.96	$9.90	$9.76	$10.01	$10.09

Total investment return (a)	2.34%	5.99%	1.37%	3.12%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.72%††	4.43%	3.83%	3.73%	3.63%††
Net expenses	1.85%††	1.88%	1.87%	1.87%	1.93%††
Expenses (before waiver/reimbursement)	1.85%††	1.88%	1.87%	1.87%	2.08%††
Portfolio turnover rate	33%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$55,211	$51,063	$38,884	$39,106	$14,291

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,			December 17, 2012** through October 31,
Class I	2017*	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.24	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	0.05	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.29	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.23)	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.23)	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	2.99%	7.05%	2.51%	4.34%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.80%††	5.53%	4.96%	4.85%	4.59%††
Net expenses	0.77%††	0.77%	0.75%	0.76%	0.80%††
Expenses (before waiver/reimbursement)	0.77%††	0.77%	0.75%	0.76%	0.95%††
Portfolio turnover rate	33%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$572,671	$431,040	$389,912	$285,259	$130,529

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,			December 17, 2012** through October 31,
Class R2	2017*	2016	2015	2014	2013
Net asset value at beginning of period	$9.90	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.22	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	0.06	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.28	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.22)	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.22)	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$9.96	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	2.71%	6.69%	2.26%	3.87%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.46%††	5.19%	4.60%	4.48%	4.14%††
Net expenses	1.11%††	1.12%	1.10%	1.11%	1.15%††
Expenses (before waiver/reimbursement)	1.11%††	1.12%	1.10%	1.11%	1.30%††
Portfolio turnover rate	33%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$117	$111	$55	$49	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Six months ended April 30, 2017*	February 29, 2016** through October 31, 2016 **
Net asset value at beginning of period	$9.91	$9.23

Net investment income (loss)	0.21	0.32
Net realized and unrealized gain (loss) on investments	0.04	0.67

Total from investment operations	0.25	0.99

Less dividends:
From net investment income	(0.20)	(0.31)

Net asset value at end of period	$9.96	$9.91

Total investment return (a)	2.58%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	4.20%	4.84%
Net expenses††	1.36%	1.37%
Portfolio turnover rate	33%	50%
Net assets at end of period (in 000’s)	$28	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers eight classes of shares: Class A, Investor Class, Class C, Class I, Class R2 and Class R3 shares. The inception date of all share classes except R3 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the

26	MainStay Short Duration High Yield Fund

use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be

27

Notes to Financial Statements (Unaudited) (continued)

valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

28	MainStay Short Duration High Yield Fund

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2017, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  High-Yield Securities Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

29

Notes to Financial Statements (Unaudited) (continued)

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $2,366,329.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2017, shareholder service fees incurred by the Fund were as follows:

Class R2	$56
Class R3	15

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $16,525 and $2,847, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $8,118 and $12,686, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing

30	MainStay Short Duration High Yield Fund

and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$61,452
Investor Class	5,117
Class C	42,505
Class I	170,017
Class R2	39
Class R3	10

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$2,497,657	1.3%
Class R2	30,371	26.0
Class R3	28,413	100.0

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$30,007,235

Note 5–Restricted Securities

As of April 30, 2017, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/17 Value	Percent of Net Assets
Exide Technologies, Inc. Common Stock	4/30/15	38,397	$174,105	$23,038	0.0	%‡
Neenah Foundry Co. Term Loan Loan Assignment 7.75%, due 4/26/19	12/8/16	2,871,612	2,849,513	2,828,538	0.1
Total			$3,023,618	$2,851,576	0.1%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject

31

Notes to Financial Statements (Unaudited) (continued)

to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $370,112 and $226,440, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	7,136,763	$70,848,843
Shares issued to shareholders in reinvestment of dividends and distributions	376,148	3,730,815
Shares redeemed	(3,503,288)	(34,784,981)

Net increase (decrease) in shares outstanding before conversion	4,009,623	39,794,677
Shares converted into Class A (See Note 1)	36,618	362,837
Shares converted from Class A (See Note 1)	(1,326,738)	(13,238,140)

Net increase (decrease)	2,719,503	$26,919,374

Year ended October 31, 2016:
Shares sold	14,744,637	$140,994,998
Shares issued to shareholders in reinvestment of dividends and distributions	681,447	6,553,835
Shares redeemed	(6,619,653)	(63,820,637)

Net increase (decrease) in shares outstanding before conversion	8,806,431	83,728,196
Shares converted into Class A (See Note 1)	153,930	1,489,775
Shares converted from Class A (See Note 1)	(216,376)	(2,096,150)

Net increase (decrease)	8,743,985	$83,121,821

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	153,286	$1,521,954
Shares issued to shareholders in reinvestment of dividends and distributions	14,024	139,067
Shares redeemed	(50,032)	(496,848)

Net increase (decrease) in shares outstanding before conversion	117,278	1,164,173
Shares converted into Investor Class (See Note 1)	33,747	334,876
Shares converted from Investor Class (See Note 1)	(36,618)	(362,837)

Net increase (decrease)	114,407	$1,136,212

Year ended October 31, 2016:
Shares sold	334,775	$3,207,229
Shares issued to shareholders in reinvestment of dividends and distributions	26,646	256,025
Shares redeemed	(100,533)	(956,662)

Net increase (decrease) in shares outstanding before conversion	260,888	2,506,592
Shares converted into Investor Class (See Note 1)	40,302	390,413
Shares converted from Investor Class (See Note 1)	(153,986)	(1,489,775)

Net increase (decrease)	147,204	$1,407,230

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,258,744	$12,480,852
Shares issued to shareholders in reinvestment of dividends and distributions	84,175	834,571
Shares redeemed	(951,091)	(9,440,648)

Net increase (decrease) in shares outstanding before conversion	391,828	3,874,775
Shares converted from Class C (See Note 1)	(6,477)	(64,641)

Net increase (decrease)	385,351	$3,810,134

Year ended October 31, 2016:
Shares sold	2,551,681	$24,478,271
Shares issued to shareholders in reinvestment of dividends and distributions	168,947	1,623,397
Shares redeemed	(1,534,500)	(14,687,553)

Net increase (decrease) in shares outstanding before conversion	1,186,128	11,414,115
Shares converted from Class C (See Note 1)	(8,790)	(85,778)

Net increase (decrease)	1,177,338	$11,328,337

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	19,539,277	$194,111,751
Shares issued to shareholders in reinvestment of dividends and distributions	1,048,973	10,405,772
Shares redeemed	(7,898,083)	(78,417,324)

Net increase (decrease) in shares outstanding before conversion	12,690,167	126,100,199
Shares converted into Class I (See Note 1)	1,298,181	12,967,905

Net increase (decrease)	13,988,348	$139,068,104

Year ended October 31, 2016:
Shares sold	23,813,337	$228,947,127
Shares issued to shareholders in reinvestment of dividends and distributions	1,898,941	18,264,054
Shares redeemed	(22,285,115)	(212,503,333)

Net increase (decrease) in shares outstanding before conversion	3,427,163	34,707,848
Shares converted into Class I (See Note 1)	184,853	1,791,515

Net increase (decrease)	3,612,016	$36,499,363

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,600	$15,911
Shares issued to shareholders in reinvestment of dividends and distributions	247	2,451
Shares redeemed	(1,329)	(13,219)

Net increase (decrease)	518	$5,143

Year ended October 31, 2016:
Shares sold	7,559	$75,035
Shares issued to shareholders in reinvestment of dividends and distributions	233	2,241
Shares redeemed	(2,197)	(20,896)

Net increase (decrease)	5,595	$56,380

32	MainStay Short Duration High Yield Fund

Class R3	Shares	Amount
Six-month period ended April 30, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	58	$574

Net increase (decrease)	58	$574

Period ended October 31, 2016 (a):
Shares sold	2,709	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	87	848

Net increase (decrease)	2,796	$25,848

(a)	Inception date was February 29, 2016.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

34	MainStay Short Duration High Yield Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the

35

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in

36	MainStay Short Duration High Yield Fund

fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the

Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Short Duration High Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1739387 MS144-17	MSSHY10-06/17 (NYLIM) NL0B9

MainStay Cornerstone Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	6.78 12.99%	9.10 15.45%	7.09 8.31%	5.34 5.94%	1.16 1.16%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	6.66 12.87	8.89 15.23	7.65 9.08	N/A N/A	1.35 1.35
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	7.44 12.44	9.36 14.36	7.91 8.26	N/A N/A	2.10 2.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	11.48 12.48	13.36 14.36	8.26 8.26	N/A N/A	2.10 2.10
Class I Shares	No Sales Charge		11/2/2009	13.13	15.75	8.57	11.06	0.98
Class R2 Shares	No Sales Charge		1/18/2013	12.91	15.38	9.15	N/A	1.24

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
Russell 1000® Growth Index[4]	15.23%	19.50%	13.87%	8.88%
S&P 500® Index[5]	13.32	17.92	13.68	7.15
Average Lipper Multi-Cap Growth Fund[6]	14.07	17.82	11.74	7.33

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,129.90	$6.02	$1,019.10	$5.71	1.14%

Investor Class Shares	$1,000.00	$1,128.70	$7.28	$1,018.00	$6.90	1.38%

Class B Shares	$1,000.00	$1,124.40	$11.22	$1,014.20	$10.64	2.13%

Class C Shares	$1,000.00	$1,124.80	$11.22	$1,014.20	$10.64	2.13%

Class I Shares	$1,000.00	$1,131.30	$4.65	$1,020.40	$4.41	0.88%

Class R2 Shares	$1,000.00	$1,129.10	$6.55	$1,018.60	$6.21	1.24%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017 (Unaudited)

Internet Software & Services	9.6%
Media	7.5
Technology Hardware, Storage & Peripherals	7.5
Software	7.2
Health Care Providers & Services	6.1
IT Services	5.8
Biotechnology	5.7
Hotels, Restaurants & Leisure	5.4
Specialty Retail	4.8
Internet & Direct Marketing Retail	4.5
Aerospace & Defense	3.9
Semiconductors & Semiconductor Equipment	3.6
Capital Markets	2.7
Food Products	2.3
Industrial Conglomerates	2.3
Tobacco	2.2
Banks	2.1
Airlines	1.7
Beverages	1.7
Real Estate Investment Trusts	1.4
Chemicals	1.3
Textiles, Apparel & Luxury Goods	1.3
Health Care Equipment & Supplies	1.2

Oil, Gas & Consumable Fuels	1.2%
Electronic Equipment, Instruments & Components	1.0
Communications Equipment	0.8
Containers & Packaging	0.7
Metals & Mining	0.7
Household Products	0.6
Professional Services	0.6
Trading Companies & Distributors	0.6
Wireless Telecommunication Services	0.6
Pharmaceuticals	0.4
Diversified Telecommunication Services	0.3
Food & Staples Retailing	0.3
Automobiles	0.2
Machinery	0.2
Air Freight & Logistics	0.1
Auto Components	0.1
Energy Equipment & Services	0.1
Insurance	0.1
Life Sciences Tools & Services	0.1
Leisure Products	0.0 ‡
Short-Term Investment	0.0
Other Assets, Less Liabilities	–0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	Home Depot, Inc.

7.	UnitedHealth Group, Inc.

8.	Walt Disney Co.

9.	Comcast Corp. Class A

10.	iShares Russell 1000 Growth ETF

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 12.99% for Class A shares, 12.87% for Investor Class shares, 12.44% for Class B shares and 12.48% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 13.13% and Class R2 shares returned 12.91%. For the six months ended April 30, 2017, all share classes underperformed the 15.23% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark; the 13.32% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark; and the 14.07% return of the Average Lipper2 Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund underperformed the Russell 1000® Growth Index largely because of stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—modestly detracted from performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, telecommunication services and information technology made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) In both sectors, stock selection was the main driver of the positive contributions. An underweight position relative to the Russell 1000® Growth Index in the real estate sector also contributed to the Fund’s relative performance.

The weakest sector contributions to the Fund’s relative performance came from consumer discretionary and health care. In both sectors, stock selection detracted from the Fund’s relative performance. An overweight position relative to the Russell 1000® Growth Index in the energy sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to absolute performance was personal computing and mobile device maker Apple. Best known for its iPhone, the company continued to deliver strong sales and earnings growth. Well-known software and hardware maker Microsoft was also a positive contributor to the Fund’s absolute performance on the strength of its cloud computing business. Online retailer and web services provider Amazon.com contributed positively to the Fund’s absolute performance as the company continued to show strong earnings growth from its e-commerce and cloud computing segments.

The Fund’s weakest absolute performer was apparel and footwear retailer and wholesaler Michael Kors. The company saw its shares decline after it reported disappointing sales and margins in the United States and Europe and revised guidance on key metrics lower for 2017. Shares of biotechnology company United Therapeutics, which focuses on the treatment of chronic and life-threatening conditions, also fell sharply after reporting a delay in a pulmonary artery treatment for regulatory reasons. Shares of insurance provider AmTrust Financial came under pressure because of concerns over potential accounting irregularities.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established new positions that are overweight relative to the Russell 1000® Growth Index in commercial air carrier Southwest Airlines and investment ratings and financial data provider S&P Global. The Fund’s investment process viewed both companies as reasonably valued with improving earnings and attractive price trends.

The Fund exited positions in consumer health care company Johnson & Johnson and food products maker Campbell Soup. The Fund’s investment process viewed both companies as unattractive because of deteriorating price trends and a lack of compelling valuations.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000 Growth® Index in the financials and industrials sectors. Over the same period, the Fund modestly reduced its weightings relative to the Index in the health care and consumer staples sectors.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held substantially overweight positions relative to the Russell 1000® Growth Index in the information technology and consumer discretionary sectors. As of the same date, the Fund held modestly underweight positions relative to the Russell 1000® Growth Index in the consumer staples and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value

Common Stocks 98.7%†
Aerospace & Defense 3.9%
Arconic, Inc.	57,071	$1,559,750
Boeing Co.	46,591	8,611,415
Hexcel Corp.	246	12,731
Huntington Ingalls Industries, Inc.	8,398	1,687,074
Lockheed Martin Corp.	17,874	4,816,149
Northrop Grumman Corp.	12,188	2,997,760
Spirit AeroSystems Holdings, Inc. Class A	56,413	3,224,567

		22,909,446

Air Freight & Logistics 0.1%
United Parcel Service, Inc. Class B	5,160	554,494

Airlines 1.7%
Alaska Air Group, Inc.	11,355	966,197
Copa Holdings S.A. Class A	13,515	1,573,416
JetBlue Airways Corp. (a)	98,992	2,160,996
Southwest Airlines Co.	88,206	4,958,941

		9,659,550

Auto Components 0.1%
Lear Corp.	5,677	809,881

Automobiles 0.2%
Tesla, Inc. (a)	2,817	884,735
Thor Industries, Inc.	276	26,546

		911,281

Banks 0.3%
Bank of America Corp.	35,360	825,303
First Hawaiian, Inc.	25,999	773,990
JPMorgan Chase & Co.	250	21,750

		1,621,043

Beverages 1.7%
Coca-Cola Co.	70,467	3,040,651
Constellation Brands, Inc. Class A	2,916	503,127
PepsiCo., Inc.	55,758	6,316,266

		9,860,044

Biotechnology 5.7%
AbbVie, Inc.	127,514	8,408,273
Amgen, Inc.	55,784	9,110,643
Biogen, Inc. (a)	13,239	3,590,549
Celgene Corp. (a)	16,771	2,080,443
Gilead Sciences, Inc.	109,625	7,514,794
United Therapeutics Corp. (a)	18,055	2,269,513

		32,974,215

	Shares	Value
Capital Markets 2.7%
Ameriprise Financial, Inc.	16,152	$2,065,033
Artisan Partners Asset Management, Inc. Class A	23,575	690,747
Lazard, Ltd. Class A	70,347	3,020,700
LPL Financial Holdings, Inc.	78,434	3,297,365
S&P Global, Inc.	36,508	4,899,009
T. Rowe Price Group, Inc.	26,493	1,878,089

		15,850,943

Chemicals 1.3%
Axalta Coating Systems, Ltd. (a)	2,093	65,657
E.I. du Pont de Nemours & Co.	43,125	3,439,219
Huntsman Corp.	60,161	1,490,188
LyondellBasell Industries N.V. Class A	22,435	1,901,591
Mosaic Co.	31,358	844,471

		7,741,126

Communications Equipment 0.8%
CommScope Holding Co., Inc. (a)	30,781	1,294,033
F5 Networks, Inc. (a)	25,049	3,234,578

		4,528,611

Containers & Packaging 0.7%
Berry Global Group, Inc. (a)	61,452	3,072,600
Silgan Holdings, Inc.	12,762	773,632

		3,846,232

Diversified Telecommunication Services 0.3%
Verizon Communications, Inc.	36,374	1,669,930

Electronic Equipment, Instruments & Components 1.0%
CDW Corp.	51,097	3,019,322
Jabil Circuit, Inc.	107,132	3,108,970

		6,128,292

Energy Equipment & Services 0.1%
Transocean, Ltd. (a)	34,888	384,815

Food & Staples Retailing 0.3%
Costco Wholesale Corp.	6,224	1,104,885
CVS Health Corp.	11,144	918,711

		2,023,596

Food Products 2.3%
Bunge, Ltd.	38,880	3,072,686
Conagra Brands, Inc.	16,991	658,911
Flowers Foods, Inc.	129,805	2,545,476
Pilgrim’s Pride Corp.	132,830	3,448,267
Tyson Foods, Inc. Class A	55,925	3,593,741

		13,319,081

Health Care Equipment & Supplies 1.2%
Alere, Inc. (a)	29,150	1,433,305
Baxter International, Inc.	4,655	259,190

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	18,539	$3,466,237
Danaher Corp.	7,872	655,974
Hill-Rom Holdings, Inc.	9,591	725,463
IDEXX Laboratories, Inc. (a)	2,731	458,071

		6,998,240

Health Care Providers & Services 6.1%
Aetna, Inc.	29,122	3,933,509
AmerisourceBergen Corp.	25,369	2,081,526
Centene Corp. (a)	50,060	3,724,464
Cigna Corp.	16,215	2,535,540
Express Scripts Holding Co. (a)	31,107	1,908,103
HCA Holdings, Inc. (a)	23,979	2,019,272
Humana, Inc.	1,547	343,403
McKesson Corp.	29,404	4,066,279
♦UnitedHealth Group, Inc.	64,579	11,293,576
WellCare Health Plans, Inc. (a)	22,957	3,521,833

		35,427,505

Hotels, Restaurants & Leisure 5.4%
Aramark	47,844	1,747,263
Brinker International, Inc.	35,866	1,584,919
Carnival Corp.	8,089	499,658
Darden Restaurants, Inc.	44,339	3,777,239
Extended Stay America, Inc.	117,086	2,041,980
International Game Technology PLC	64,157	1,424,285
Las Vegas Sands Corp.	71,858	4,238,903
McDonald’s Corp.	37,757	5,283,337
Norwegian Cruise Line Holdings, Ltd. (a)	409	22,057
Royal Caribbean Cruises, Ltd.	7,153	762,510
Six Flags Entertainment Corp.	55,128	3,451,564
Starbucks Corp.	16,789	1,008,347
Wyndham Worldwide Corp.	40,692	3,878,355
Yum China Holdings, Inc. (a)	8,359	285,209
Yum! Brands, Inc.	17,121	1,125,706

		31,131,332

Household Products 0.6%
Spectrum Brands Holdings, Inc.	22,931	3,295,873

Industrial Conglomerates 2.3%
3M Co.	42,197	8,263,439
Honeywell International, Inc.	38,238	5,014,531

		13,277,970

Insurance 0.1%
Lincoln National Corp.	8,541	563,108

Internet & Direct Marketing Retail 4.5%
♦Amazon.com, Inc. (a)	22,742	21,036,122
Expedia, Inc.	29,276	3,914,787
Priceline Group, Inc. (a)	693	1,279,846

		26,230,755

	Shares	Value
Internet Software & Services 9.6%
Akamai Technologies, Inc. (a)	56,760	$3,458,954
♦Alphabet, Inc.
Class A (a)	14,466	13,374,106
Class C (a)	14,761	13,372,876
eBay, Inc. (a)	145,026	4,845,319
♦Facebook, Inc. Class A (a)	110,737	16,638,234
GoDaddy, Inc. Class A (a)	15,671	609,915
VeriSign, Inc. (a)	40,116	3,567,115

		55,866,519

IT Services 5.8%
Accenture PLC Class A	47,142	5,718,325
CoreLogic, Inc. (a)	39,039	1,668,527
CSRA, Inc.	41,805	1,215,689
DXC Technology Co. (a)	23,801	1,793,167
Fidelity National Information Services, Inc.	2,323	195,573
First Data Corp. Class A (a)	192,014	2,999,259
International Business Machines Corp.	19,886	3,187,527
MasterCard, Inc. Class A	47,561	5,532,296
Total System Services, Inc.	32,253	1,848,419
Visa, Inc. Class A	94,054	8,579,606
Western Union Co.	48,716	967,500

		33,705,888

Leisure Products 0.0%‡
Hasbro, Inc.	704	69,773

Life Sciences Tools & Services 0.1%
Waters Corp. (a)	2,874	488,264

Machinery 0.2%
Toro Co.	22,354	1,451,222

Media 7.5%
AMC Networks, Inc. Class A (a)	50,238	2,998,204
Cable One, Inc.	247	168,419
CBS Corp. Class B	25,988	1,729,761
Charter Communications, Inc. Class A (a)	566	195,361
Clear Channel Outdoor Holdings, Inc. Class A	2,839	14,621
♦Comcast Corp. Class A	283,360	11,104,878
DISH Network Corp. Class A (a)	2,456	158,265
Lions Gate Entertainment Corp. Class A	122,984	3,218,491
Live Nation Entertainment, Inc. (a)	56,049	1,802,536
Omnicom Group, Inc.	48,665	3,996,370
Scripps Networks Interactive, Inc. Class A	44,277	3,308,377
Time Warner, Inc.	11,285	1,120,262
Tribune Media Co. Class A	60,496	2,211,734
♦Walt Disney Co.	97,082	11,222,679

		43,249,958

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining 0.7%
Steel Dynamics, Inc.	53,894	$1,947,729
United States Steel Corp.	91,808	2,049,155

		3,996,884

Oil, Gas & Consumable Fuels 1.2%
ONEOK, Inc.	58,414	3,073,161
Valero Energy Corp.	9,430	609,272
Williams Cos., Inc.	111,373	3,411,355

		7,093,788

Pharmaceuticals 0.4%
Bristol-Myers Squibb Co.	25,814	1,446,875
Eli Lilly & Co.	10,332	847,844

		2,294,719

Professional Services 0.6%
Robert Half International, Inc.	70,687	3,255,136

Real Estate Investment Trusts 1.4%
American Tower Corp.	14,666	1,847,036
Lamar Advertising Co. Class A	39,340	2,835,234
Outfront Media, Inc.	70,073	1,833,109
Senior Housing Properties Trust	71,044	1,528,867

		8,044,246

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	116,348	4,724,892
Broadcom, Ltd.	10,402	2,296,866
Intel Corp.	9,977	360,668
KLA-Tencor Corp.	18,839	1,850,367
Lam Research Corp.	29,326	4,247,871
Micron Technology, Inc. (a)	56,840	1,572,763
NVIDIA Corp.	11,336	1,182,345
ON Semiconductor Corp. (a)	211,475	2,998,715
Texas Instruments, Inc.	18,984	1,503,153

		20,737,640

Software 7.2%
Activision Blizzard, Inc.	89,726	4,688,183
Adobe Systems, Inc. (a)	250	33,435
Cadence Design Systems, Inc. (a)	105,186	3,425,908
Citrix Systems, Inc. (a)	7,616	616,439
Electronic Arts, Inc. (a)	16,202	1,536,274
Fortinet, Inc. (a)	14,581	568,659
♦Microsoft Corp.	420,818	28,809,200
Nuance Communications, Inc. (a)	97,742	1,748,604
VMware, Inc. Class A (a)	2,031	191,158

		41,617,860

Specialty Retail 4.8%
Best Buy Co., Inc.	64,278	3,330,243
Burlington Stores, Inc. (a)	20,158	1,994,029

	Shares	Value
Specialty Retail (continued)
GameStop Corp. Class A	37,776	$857,138
Gap, Inc.	63,151	1,654,556
♦Home Depot, Inc.	78,445	12,245,265
Lowe’s Cos., Inc.	81,235	6,895,227
TJX Cos., Inc.	10,010	787,186

		27,763,644

Technology Hardware, Storage & Peripherals 7.5%
♦Apple, Inc.	269,704	38,742,980
HP, Inc.	82,435	1,551,427
NCR Corp. (a)	78,966	3,257,347

		43,551,754

Textiles, Apparel & Luxury Goods 1.3%
Kate Spade & Co. (a)	41,656	724,814
Michael Kors Holdings, Ltd. (a)	88,658	3,309,603
NIKE, Inc. Class B	10,256	568,285
Skechers U.S.A., Inc. Class A (a)	122,658	3,097,115

		7,699,817

Tobacco 2.2%
Altria Group, Inc.	138,777	9,961,413
Philip Morris International, Inc.	23,920	2,651,293

		12,612,706

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	29,906	3,279,492

Wireless Telecommunication Services 0.6%
T-Mobile U.S., Inc. (a)	53,958	3,629,755

Total Common Stocks (Cost $480,078,150)		572,126,428

Exchange-Traded Funds (b) 1.8%
Banks 1.8%
♦iShares Russell 1000 Growth ETF	89,355	10,394,667

Total Exchange-Traded Funds (Cost $9,978,431)		10,394,667

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.09%, dated 4/30/17 due 5/1/17 Proceeds at Maturity $141,379 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22, with a Principal Amount of $145,000 and a Market Value of $146,642)	$141,378	$141,378

Total Short-Term Investment (Cost $141,378)		141,378

Total Investments (Cost $490,197,959) (c)	100.5%	582,662,473
Other Assets, Less Liabilities	(0.5)	(2,830,666)
Net Assets	100.0%	$579,831,807
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2017, cost was $490,505,166 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$101,797,991
Gross unrealized depreciation	(9,640,684)

Net unrealized appreciation	$92,157,307

The following abbreviation is used in the above portfolio:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$572,126,428	$—	$—	$572,126,428
Exchange-Traded Funds
Equity Funds	10,394,667	—	—	10,394,667
Short-Term Investment
Repurchase Agreement	—	141,378	—	141,378

Total Investments in Securities	$582,521,095	$141,378	$—	$582,662,473

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $490,197,959)	$582,662,473
Receivables:
Investment securities sold	59,932,746
Dividends and interest	350,150
Fund shares sold	63,701
Other assets	64,508

Total assets	643,073,578

Liabilities
Due to custodian	2,076
Payables:
Investment securities purchased	60,062,439
Fund shares redeemed	2,351,027
Manager (See Note 3)	326,866
Transfer agent (See Note 3)	201,888
NYLIFE Distributors (See Note 3)	128,296
Shareholder communication	86,414
Professional fees	36,138
Custodian	4,976
Trustees	906
Accrued expenses	40,745

Total liabilities	63,241,771

Net assets	$579,831,807

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,280
Additional paid-in capital	482,221,986

482,241,266
Undistributed net investment income	(881,284)
Accumulated net realized gain (loss) on investments	6,007,311
Net unrealized appreciation (depreciation) on investments	92,464,514

Net assets	$579,831,807

Class A
Net assets applicable to outstanding shares	$275,929,244

Shares of beneficial interest outstanding	9,135,805

Net asset value per share outstanding	$30.20
Maximum sales charge (5.50% of offering price)	1.76

Maximum offering price per share outstanding	$31.96

Investor Class
Net assets applicable to outstanding shares	$209,340,178

Shares of beneficial interest outstanding	6,994,671

Net asset value per share outstanding	$29.93
Maximum sales charge (5.50% of offering price)	1.74

Maximum offering price per share outstanding	$31.67

Class B
Net assets applicable to outstanding shares	$31,649,331

Shares of beneficial interest outstanding	1,099,244

Net asset value and offering price per share outstanding	$28.79

Class C
Net assets applicable to outstanding shares	$4,867,560

Shares of beneficial interest outstanding	169,100

Net asset value and offering price per share outstanding	$28.79

Class I
Net assets applicable to outstanding shares	$58,001,185

Shares of beneficial interest outstanding	1,879,656

Net asset value and offering price per share outstanding	$30.86

Class R2
Net assets applicable to outstanding shares	$44,309

Shares of beneficial interest outstanding	1,475

Net asset value and offering price per share outstanding	$30.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,336,446
Interest	99
Other income	376

Total income	4,336,921

Expenses
Manager (See Note 3)	1,882,172
Distribution/Service—Class A (See Note 3)	333,128
Distribution/Service—Investor Class (See Note 3)	256,447
Distribution/Service—Class B (See Note 3)	162,932
Distribution/Service—Class C (See Note 3)	22,732
Distribution/Service—Class R2 (See Note 3)	51
Transfer agent (See Note 3)	563,893
Shareholder communication	74,051
Registration	51,569
Professional fees	31,998
Custodian	7,329
Trustees	6,675
Shareholder service (See Note 3)	21
Miscellaneous	80,255

Total expenses	3,473,253

Net investment income (loss)	863,668

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	7,459,022
Net change in unrealized appreciation (depreciation) on investments	57,796,814

Net realized and unrealized gain (loss) on investments	65,255,836

Net increase (decrease) in net assets resulting from operations	$66,119,504

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$863,668	$(1,745,963)
Net realized gain (loss) on investments	7,459,022	53,940,558
Net change in unrealized appreciation (depreciation) on investments	57,796,814	(101,445,617)

Net increase (decrease) in net assets resulting from operations	66,119,504	(49,251,022)

Distributions to shareholders:
From net realized gain on investments:
Class A	(21,211,356)	(20,348,579)
Investor Class	(16,559,321)	(15,624,162)
Class B	(2,859,677)	(3,095,416)
Class C	(403,391)	(375,644)
Class I	(1,207,539)	(36,246,917)
Class R2	(3,185)	(2,393)

Total distributions to shareholders	(42,244,469)	(75,693,111)

Capital share transactions:
Net proceeds from sale of shares	52,545,854	65,959,219
Net asset value of shares issued to shareholders in reinvestment of distributions	41,774,086	75,064,335
Cost of shares redeemed	(53,614,840)	(600,358,292)

Increase (decrease) in net assets derived from capital share transactions	40,705,100	(459,334,738)

Net increase (decrease) in net assets	64,580,135	(584,278,871)

Net Assets
Beginning of period	515,251,672	1,099,530,543

End of period	$579,831,807	$515,251,672

Net investment income (loss)	$(881,284)	$(1,744,952)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				July 1, 2013 through October 31,		Year ended June 30,
Class A	2017*		2016		2015	2014	2013***		2013	2012****
Net asset value at beginning of period	$29.07		$32.33		$33.75	$32.09	$29.72		$29.41	$30.71

Net investment income (loss) (a)	0.07		(0.04)		(0.12)	(0.09)	(0.01)		0.10	(0.07)
Net realized and unrealized gain (loss) on investments	3.46		(0.97)		1.68	3.35	3.88		2.57	0.16

Total from investment operations	3.53		(1.01)		1.56	3.26	3.87		2.67	0.09

Less dividends and distributions:
From net investment income	—		—		—	(0.02)	—		(0.06)	—
From net realized gain on investments	(2.40)		(2.25)		(2.98)	(1.58)	(1.50)		(2.30)	(1.39)

Total dividends and distributions	(2.40)		(2.25)		(2.98)	(1.60)	(1.50)		(2.36)	(1.39)

Net asset value at end of period	$30.20		$29.07		$32.33	$33.75	$32.09		$29.72	$29.41

Total investment return (b)	12.99%		(3.39%)		4.83%	10.74%	13.40	% (c)	9.64%	0.72%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.46	%††	(0.15%)		(0.38%)	(0.34%)	(0.23	%)††	0.32%	(0.24%)
After expense waivers and reimbursements	0.46	%††	(0.14	%)(c)	(0.36%)	(0.30%)	(0.14	%)††	0.34%	(0.24%)
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.14	%††	1.16%		1.19%	1.21%	1.26	% ††	1.21%	1.34%
After waivers/reimbursements of expenses	1.14	%††	1.15	% (d)	1.17%	1.17%	1.17	% ††	1.19%	1.34%
Portfolio turnover rate	70%		137%		118%	88%	36%		98%	114%
Net assets at end of period (in 000’s)	$275,929		$260,670		$294,445	$298,913	$316,746		$272,378	$35,680

*	Unaudited.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Six months ended April 30,	Year ended October 31,			July 31, 2013 through October 31,		January 18, 2013 through June 30,
Investor Class	2017*	2016	2015	2014	2013***		2013**
Net asset value at beginning of period	$28.86	$32.17	$33.64	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	0.03	(0.10)	(0.16)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	3.44	(0.96)	1.67	3.35	3.87		0.47

Total from investment operations	3.47	(1.06)	1.51	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$29.93	$28.86	$32.17	$33.64	$32.01		$29.64

Total investment return (b)	12.87%	(3.60%)	4.72%	10.58%	13.44	% (c)	1.51	% (c)
Ratio of expenses to average net assets:
After expense waivers and reimbursements	0.23%††	(0.34%)	(0.51%)	(0.43%)	(0.01	%)††	(0.25	%)††
After expense waivers and reimbursements	1.38%††	1.35%	1.32%	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	70%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$209,340	$200,772	$224,402	$239,712	$245,125		$233,120

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			July 31, 2013 through October 31,		January 18, 2013 through June 30,
Class B	2017*		2016	2015	2014	2013***		2013**
Net asset value at beginning of period	$27.95		$31.45	$33.18	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.07)		(0.30)	(0.40)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	3.31		(0.95)	1.65	3.32	3.85		0.47

Total from investment operations	3.24		(1.25)	1.25	2.95	3.77		0.34

Less dividends and distributions:
From net realized gain on investments	(2.40)		(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$28.79		$27.95	$31.45	$33.18	$31.81		$29.54

Total investment return (b)	12.44%		(4.30%)	3.91%	9.79%	13.14	% (c)	1.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.51	%)††	(1.09%)	(1.26%)	(1.17%)	(0.76	%)††	(0.99	%)††
Net expenses	2.13	% ††	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	70%		137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$31,649		$33,468	$43,403	$51,495	$59,371		$55,524

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,			July 31, 2013 through October 31,		January 18, 2013 through June 30,
Class C	2017*		2016	2015	2014	2013***		2013**
Net asset value at beginning of period	$27.94		$31.44	$33.17	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.07)		(0.31)	(0.39)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	3.32		(0.94)	1.64	3.31	3.85		0.47

Total from investment operations	3.25		(1.25)	1.25	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(2.40)		(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$28.79		$27.94	$31.44	$33.17	$31.81		$29.54

Total investment return (b)	12.48%		(4.34%)	3.94%	9.76%	13.14	% (c)	1.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.51	%)††	(1.10%)	(1.25%)	(1.19%)	(0.76	%)††	(1.00	%)††
Net expenses	2.13	% ††	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	70%		137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$4,868		$4,831	$5,265	$4,880	$4,325		$3,851

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			July 1, 2013 through October 31,		Year ended June 30,
Class I	2017*		2016	2015	2014	2013***		2013	2012****
Net asset value at beginning of period	$29.62		$32.83	$34.14	$32.44	$30.01		$29.63	$30.84

Net investment income (loss) (a)	0.10	*	(0.02)	(0.04)	(0.02)	0.01		0.17	0.00 ‡
Net realized and unrealized gain (loss) on investments	3.54		(0.94)	1.71	3.39	3.92		2.61	0.18

Total from investment operations	3.64		(0.96)	1.67	3.37	3.93		2.78	0.18

Less dividends and distributions:
From net investment income	—		—	—	(0.09)	—		(0.10)	—
From net realized gain on investments	(2.40)		(2.25)	(2.98)	(1.58)	(1.50)		(2.30)	(1.39)

Total dividends and distributions	(2.40)		(2.25)	(2.98)	(1.67)	(1.50)		(2.40)	(1.39)

Net asset value at end of period	$30.86		$29.62	$32.83	$34.14	$32.44		$30.01	$29.63

Total investment return (b)	13.13%		(3.17%)	5.12%	11.00%	13.51	%(c)	9.91%	1.02%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.69	%††	(0.12%)	(0.13%)	(0.09%)	0.04	%††	0.55%	0.01%
After expense waivers and reimbursements	0.69	%††	(0.07%)	(0.11%)	(0.05%)	0.11	%††	0.58%	0.01%
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	0.88	%††	0.98%	0.94%	0.96%	0.99	%††	1.00%	1.10%
After waivers/reimbursements of expenses	0.88	%††	0.92%	0.92%	0.92%	0.92	%††	0.97%	1.10%
Portfolio turnover rate	70%		137%	118%	88%	36%		98%	114%
Net assets at end of period (in 000’s)	$58,001		$15,473	$531,981	$559,776	$569,795		$450,402	$289,136

*	Unaudited.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,			July 31, 2013 through October 31,		January 18, 2013 through June 30,
Class R2	2017*	2016	2015	2014	2013***		2013**
Net asset value at beginning of period	$28.94	$32.22	$33.68	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	0.05	(0.06)	(0.15)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	3.45	(0.97)	1.67	3.36	3.88		0.47

Total from investment operations	3.50	(1.03)	1.52	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$30.04	$28.94	$32.22	$33.68	$32.04		$29.70

Total investment return (b)	12.91%	(3.46%)	4.72%	10.60%	13.30	% (c)	1.71	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%††	(0.23%)	(0.48%)	(0.44%)	(0.37	%)††	0.23	%††
Net expenses	1.24%††	1.24%	1.29%	1.31%	1.39	% ††	1.30	%††
Portfolio turnover rate	70%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$44	$38	$34	$32	$29		$25

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers eight classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account until February 28, 2017. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The

21

Notes to Financial Statements (Unaudited) (continued)

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in

22	MainStay Cornerstone Growth Fund

the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of

23

Notes to Financial Statements (Unaudited) (continued)

shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor. Prior to July 29, 2016, Cornerstone Capital Management LLC served as Subadvisor to the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; and 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.

24	MainStay Cornerstone Growth Fund

Prior to July 29, 2016, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed 1.34% and 1.09% of its average daily net assets, respectively. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses exclude taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers may be discontinued at any time without notice.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $1,882,172.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,367 and $11,302, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4,018, $30,803 and $43, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$136,827
Investor Class	348,391
Class B	55,372
Class C	7,730
Class I	15,552
Class R2	21

(E)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$36,374	82.1%

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$10,524,950
Long-Term Capital Gain	65,168,161
Total	$75,693,111

25

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $385,501 and $383,200, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	98,128	$2,837,591
Shares issued to shareholders in reinvestment of dividends and distributions	764,169	20,900,030
Shares redeemed	(1,053,986)	(30,553,807)

Net increase (decrease) in shares outstanding before conversion	(191,689)	(6,816,186)
Shares converted into Class A (See Note 1)	400,254	11,690,372
Shares converted from Class A (See Note 1)	(38,754)	(1,133,520)

Net increase (decrease)	169,811	$3,740,666

Year ended October 31, 2016:
Shares sold	206,783	$5,943,024
Shares issued to shareholders in reinvestment of dividends and distributions	663,835	20,074,367
Shares redeemed	(1,207,192)	(34,998,495)

Net increase (decrease) in shares outstanding before conversion	(336,574)	(8,981,104)
Shares converted into Class A (See Note 1)	316,704	9,154,855
Shares converted from Class A (See Note 1)	(121,061)	(3,387,764)

Net increase (decrease)	(140,931)	$(3,214,013)

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	80,236	$2,301,698
Shares issued to shareholders in reinvestment of dividends and distributions	608,408	16,506,747
Shares redeemed	(412,053)	(11,793,713)

Net increase (decrease) in shares outstanding before conversion	276,591	7,014,732
Shares converted into Investor Class (See Note 1)	130,775	3,731,930
Shares converted from Investor Class (See Note 1)	(368,921)	(10,697,593)

Net increase (decrease)	38,445	$49,069

Year ended October 31, 2016:
Shares sold	143,634	$4,087,994
Shares issued to shareholders in reinvestment of dividends and distributions	518,062	15,578,240
Shares redeemed	(711,633)	(20,445,994)

Net increase (decrease) in shares outstanding before conversion	(49,937)	(779,760)
Shares converted into Investor Class (See Note 1)	284,858	8,056,084
Shares converted from Investor Class (See Note 1)	(253,383)	(7,281,537)

Net increase (decrease)	(18,462)	$(5,213)

26	MainStay Cornerstone Growth Fund

Class B	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	44,752	$1,227,413
Shares issued to shareholders in reinvestment of dividends and distributions	108,882	2,850,918
Shares redeemed	(114,708)	(3,175,831)

Net increase (decrease) in shares outstanding before conversion	38,926	902,500
Shares converted from Class B (See Note 1)	(137,094)	(3,753,321)

Net increase (decrease)	(98,168)	$(2,850,821)

Year ended October 31, 2016:
Shares sold	134,850	$3,734,749
Shares issued to shareholders in reinvestment of dividends and distributions	105,220	3,085,052
Shares redeemed	(187,188)	(5,226,872)

Net increase (decrease) in shares outstanding before conversion	52,882	1,592,929
Shares converted from Class B (See Note 1)	(235,650)	(6,541,638)

Net increase (decrease)	(182,768)	$(4,948,709)

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	22,562	$630,875
Shares issued to shareholders in reinvestment of dividends and distributions	13,626	356,594
Shares redeemed	(39,953)	(1,092,546)

Net increase (decrease)	(3,765)	$(105,077)

Year ended October 31, 2016:
Shares sold	40,251	$1,127,517
Shares issued to shareholders in reinvestment of dividends and distributions	11,361	333,118
Shares redeemed	(46,193)	(1,275,178)

Net increase (decrease)	5,419	$185,457

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,547,283	$45,546,999
Shares issued to shareholders in reinvestment of dividends and distributions	41,426	1,156,612
Shares redeemed	(236,961)	(6,998,940)

Net increase (decrease) in shares outstanding before conversion	1,351,748	39,704,671
Shares converted into Class I (See Note 1)	5,491	162,132

Net increase (decrease)	1,357,239	$39,866,803

Year ended October 31, 2016:
Shares sold	1,769,743	$51,054,595
Shares issued to shareholders in reinvestment of dividends and distributions	1,170,825	35,991,165
Shares redeemed	(18,622,704)	(538,404,525)

Net increase (decrease)	(15,682,136)	$(451,358,765)

Class R2	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	47	$1,278
Shares issued to shareholders in reinvestment of dividends and distributions	117	3,185
Shares redeemed	—	(3)

Net increase (decrease)	164	$4,460

Year ended October 31, 2016:
Shares sold	419	$11,340
Shares issued to shareholders in reinvestment of dividends and distributions	79	2,393
Shares redeemed	(245)	(7,228)

Net increase (decrease)	253	$6,505

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Cornerstone Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors.

28	MainStay Cornerstone Growth Fund

The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered the Fund’s underperformance relative to peers over various periods. The Board also considered the changes in the Fund’s subadviser and the revisions to the Fund’s investment strategies that were implemented effective July 29, 2016, as well as New York Life Investments’ commitment to limit the Fund’s expenses in connection with implementing these changes.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the

15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

30	MainStay Cornerstone Growth Fund

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also noted that New York Life Investments had reduced the Fund’s contractual management fee and breakpoint schedule effective July 29, 2016.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Cornerstone Growth Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737427 MS144-17	MSCG10-06/17 (NYLIM) NL045

MainStay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–6.09 –1.67%	–5.10 –0.62%	2.76 3.90%	0.83 0.83%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–6.20 –1.78	–5.13 –0.66	2.66 3.80	0.87 0.87
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	–2.78 –1.81	–1.88 –0.91	3.53 3.53	1.12 1.12
Class I Shares	No Sales Charge		2/28/2013	–1.54	–0.37	4.17	0.58

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
Bloomberg Barclays California Municipal Bond Index[3]	–0.51%	–0.22%	3.05%
Average Lipper California Municipal Debt Fund[4]	–1.12	–0.37	2.98

3.	The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper California Municipal Debt Fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$983.30	$3.69	$1,021.10	$3.76	0.75%

Investor Class Shares	$1,000.00	$982.20	$3.88	$1,020.90	$3.96	0.79%

Class C Shares	$1,000.00	$981.90	$5.11	$1,019.60	$5.21	1.04%

Class I Shares	$1,000.00	$984.60	$2.46	$1,022.30	$2.51	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2017

General	18.5%
School District	15.9
Water	11.3
Medical	8.6
Education	6.8
Tobacco Settlement	5.8
General Obligation	5.6
Transportation	4.8
Airport	4.7
Development	3.1

Higher Education	2.9%
Utilities	2.2
Power	1.7
Housing	1.6
Nursing Homes	1.2
Bond Bank	0.7
Facilities	0.7
Mello-Roos	0.2
Other Assets, Less Liabilities	3.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	City of Los Angeles, Department of Airports, International Airport, Revenue Bonds, 5.00%, due 5/15/31–5/15/38

2.	Guam Government Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/46

3.	California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds zero coupon –5.70%, due 6/1/36–6/1/46

4.	Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, 5.00%–6.75%, due 10/1/29–10/1/39

5.	Anaheim Public Financing Authority, Revenue Bonds, 4.75%–5.00%, due 5/1/33–5/1/39

6.	California School Finance Authority, Aspire Public Schools, Revenue Bonds, 5.00%, due 8/1/27–8/1/46

7.	California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds, 4.00%, due 9/1/30–9/1/34

8.	California Pollution Control Financing Authority, Revenue Bonds, 5.00%, due 11/21/45

9.	Fresno Unified School District, Election 2010, Unlimited General Obligation, 4.00%, due 8/1/32–8/1/33

10.	Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation, 4.00%–5.00%, due 10/1/27–10/1/32

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned –1.67% for Class A shares, –1.78% for Investor Class shares and –1.81% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned –1.54%. For the six months ended April 30, 2017, all share classes underperformed the –0.51% return of the Bloomberg Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –1.12% return of the Average Lipper2 California Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, Frances Lewis was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund received negative contributions relative to the Bloomberg Barclays California Municipal Bond Index from its emphasis on longer-maturity bonds and medium- to lower-quality credits as the municipal yield curve3 steepened and credit spreads4 widened during the reporting period. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure relative to the Index in local general obligation, special tax and lease-backed bonds, as well as the Fund’s exposure to Virgin Islands–issued debt, detracted from relative performance during the reporting period. An overweight position relative to the Bloomberg Barclays California Municipal Bond Index in tobacco-backed bonds contributed positively to the Fund’s relative performance, as did security selection in insured Puerto Rico bonds and the Fund’s underweight positions in state general obligation and transportation-backed bonds.

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration in a neutral range relative to the duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade California bonds, the Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in below-investment-grade municipal bonds. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may differ from that of the Bloomberg Barclays California Municipal Bond Index. At the end of the reporting period, the Fund’s modified duration to worst6 was 5.86 years. This duration positioning detracted from performance as the yield curve steepened and the Fund emphasized longer-maturing but duration neutral bonds, which underperformed shorter-maturing bonds.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Higher interest rates and subsequent steepening of the yield curve at the beginning of the reporting period prompted us to use tax-loss swaps to move out of bonds that had poor structures or low yields and to sell bonds that were purchased during the post-Brexit lows of the summer. The higher-yield levels allowed us to increase the Fund’s overall yield and bond couponing throughout the reporting period, with a continued emphasis on longer-maturing bonds and lower-investment-grade credit quality.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-credit-rating profile than the Bloomberg Barclays California Municipal Bond Index, which consists entirely of investment-grade bonds. (The Fund may invest up to 20% of its net assets in below-investment-grade municipal bonds.) This strategy detracted from performance during the reporting period as credit spreads

1.	See footnote on page 6 for more information on the Bloomberg Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

for bonds rated A, BBB,7 and non-investment-grade widened more than spreads for bonds rated AA and AAA8 during the sell-off. This trend was broad-based across the entire universe of municipal sectors. Specifically, the Fund’s overweight exposure relative to the Bloomberg Barclays California Municipal Bond Index in local general obligation, special tax and lease-backed bonds, as well as the Fund’s exposure to Virgin Islands–issued debt, detracted from performance during the reporting period. On the other hand, the Fund’s overweight exposure relative to the Index in tobacco-backed bonds, along with security selection among insured Puerto Rico bonds and underweight positions in state general obligation and transportation-backed bonds, helped the Fund’s performance.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not materially change from the prior reporting period. Prevalent sectors in the Fund—such as local general obligation, dedicated tax, toll roads, water/sewer, tobacco and hospital bonds—continued to reflect our desire to construct a reasonably well-diversified Fund, as did our decision to include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund slightly increased its exposures to water/sewer, dedicated tax, higher-education and tobacco-backed bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund held an overweight position relative to the Bloomberg Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and approximately 18.1% of its net assets in below-investment-grade municipal credits. As of April 30, 2017, the Fund held underweight positions relative to the Bloomberg Barclays California Municipal Bond Index in securities rated AA– and AAA and in bonds with maturities less than 12 years.

7.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds 96.3%†
Airport 4.7%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,145,180
♦City of Los Angeles, Department of Airports, International Airport, Revenue Bonds
Series B 5.00%, due 5/15/31	1,500,000	1,654,545
Series A 5.00%, due 5/15/38 (a)	5,000,000	5,549,200
Sacramento County, California Airport System, Revenue Bonds (a)
Series B, Insured: AGM 5.25%, due 7/1/33	1,250,000	1,307,000
Series B, Insured: AGM 5.25%, due 7/1/39	620,000	644,484
San Diego County Regional Airport Authority, Consolidated Rental Car Facility, Revenue Bonds Series A 5.00%, due 7/1/44	1,225,000	1,346,348

		11,646,757

Bond Bank 0.7%
California Infrastructure & Economic Development Bank, Revenue Bonds Series A 4.00%, due 10/1/45	1,750,000	1,811,162

Development 3.1%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,110,030
♦California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a)(b)	2,175,000	2,313,591
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	1,650,000	1,768,866
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45	400,000	425,804

	Principal Amount	Value
Development (continued)
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	$1,000,000	$1,111,400
Emeryville Redevelopment Agency Successor Agency, Tax Allocation Series A, Insured: AGM 5.00%, due 9/1/33	385,000	435,928
San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series B 5.00%, due 8/1/28	580,000	630,959

		7,796,578

Education 6.8%
California Municipal Finance Authority, American Heritage Education, Revenue Bonds
Series A 5.00%, due 6/1/36	475,000	504,293
Series A 5.00%, due 6/1/46	700,000	734,524
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (b)
Series B 4.00%, due 11/1/36	400,000	371,260
Series B 4.50%, due 11/1/46	1,600,000	1,484,224
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	1,541,238
♦California School Finance Authority, Aspire Public Schools, Revenue Bonds (b)
5.00%, due 8/1/27	500,000	552,805
5.00%, due 8/1/28	700,000	769,188
5.00%, due 8/1/36	600,000	635,538
5.00%, due 8/1/41	750,000	790,133
5.00%, due 8/1/46	975,000	1,023,701
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (b)	750,000	732,225

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2017. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Education (continued)
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	$600,000	$629,376
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (b)	1,000,000	1,025,210
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A 5.00%, due 5/1/36	1,275,000	1,301,890
Series A 5.00%, due 5/1/46	1,325,000	1,333,745
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (b)	1,300,000	1,327,742
California State Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (b)	795,000	803,252
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	512,025
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	976,070

		17,048,439

Facilities 0.7%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	30,000	30,086
Puerto Rico Public Buildings Authority, Revenue Bonds Series H, Insured: AMBAC 5.50%, due 7/1/17	250,000	251,225
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,355,000	1,401,287

		1,682,598

	Principal Amount	Value
General 18.5%
♦Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	$1,000,000	$1,132,320
Series A 5.00%, due 5/1/39	1,950,000	2,185,696
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	555,075
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,151,420
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,103,450
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,478,903
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	885,050
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,070,470
5.00%, due 10/1/38	1,800,000	1,801,854
March Joint Powers Redevelopment Agency, March Air Force Base Redevelopment Project, Tax Allocation
Series A, Insured: BAM 5.00%, due 8/1/29	1,180,000	1,386,087
Series A, Insured: BAM 5.00%, due 8/1/30	1,225,000	1,430,163
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,142,940
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	580,000	580,203
Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	816,875
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	450,000	460,247
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	1,091,601

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: AMBAC (zero coupon), due 8/1/47	$13,700,000	$2,377,909
Rancho Cucamonga Redevelopment Agency, Rancho Redevelopment Project Area, Tax Allocation Insured: NATL 4.00%, due 9/1/33	850,000	891,888
♦Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,099,717
Series A, Insured: BAM 5.00%, due 10/1/27	1,000,000	1,186,130
Series A, Insured: BAM 5.00%, due 10/1/30	1,000,000	1,162,850
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,500,000	1,511,385
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,159,990
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,404,487
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	851,655
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series B1 5.00%, due 1/1/27	1,500,000	1,595,520
Series A 5.125%, due 1/1/42	1,890,000	1,957,303
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	2,028,492
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	2,000,000	2,199,780

	Principal Amount	Value
General (continued)
Ventura County Public Financing Authority, Revenue Bonds Series A 5.00%, due 11/1/38	$750,000	$848,813
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,500,000	1,149,930
♦Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Insured: AGM 5.00%, due 10/1/29	1,000,000	1,060,260
Subseries A 6.00%, due 10/1/39	800,000	605,080
Series A 6.625%, due 10/1/29	1,250,000	1,037,838
Series A 6.75%, due 10/1/37	1,500,000	1,205,115
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	1,500,000	1,172,460
Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,272,829

		46,051,785

General Obligation 5.6%
California State, Unlimited General Obligation
Series A-3 0.60%, due 5/1/33 (c)	800,000	800,000
4.00%, due 11/1/44	2,000,000	2,052,220
6.00%, due 4/1/38	305,000	333,957
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	555,515
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	210,000	210,328
Series A, Insured: AGC 5.00%, due 7/1/23	210,000	210,863
Series A, Insured: AGM 5.00%, due 7/1/35	1,100,000	1,151,953
Series A, Insured: NATL-RE 5.50%, due 7/1/19	945,000	999,252
Series A, Insured: AGM 5.50%, due 7/1/27	185,000	196,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Hartnell Community College District, CABS, Unlimited General Obligation Series A (zero coupon), due 8/1/37	$2,500,000	$1,081,975
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	780,117
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	510,860
Palomar Health, Unlimited General Obligation Series A 5.00%, due 8/1/33	600,000	685,404
Peralta Community College District, Election 2006, Unlimited General Obligation Series D 4.00%, due 8/1/39	1,450,000	1,491,659
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	300,000	303,969
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	475,000	507,561
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,153,116

		14,025,628

Higher Education 2.9%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,853,172
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	570,000	664,751
Series A 5.00%, due 4/1/24	280,000	331,038
California State Municipal Finance Authority, Biola University, Revenue Bonds 5.00%, due 10/1/37	1,000,000	1,125,400

	Principal Amount	Value
Higher Education (continued)
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	$1,000,000	$993,040
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,052,920
California Statewide Communities Development Authority, The Culinary Institute of America Project, Revenue Bonds Series B 5.00%, due 7/1/36	405,000	440,365
Palomar Community College District, Unlimited General Obligation Series B (zero coupon), due 8/1/45	1,000,000	691,790

		7,152,476

Housing 1.6%
California Public Finance Authority, University Housing, Claremont Properties LLC, Project, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	750,000	800,182
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds Series A 5.00%, due 6/1/46 (b)	1,000,000	1,014,020
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	2,075,000	2,249,217

		4,063,419

Medical 8.6%
ABAG Finance Authority for Nonprofit Corp., Sharp Health Care, Revenue Bonds Series A 5.00%, due 8/1/43	1,750,000	1,938,790
Antelope Valley Healthcare District, Revenue Bonds Series A 5.25%, due 3/1/36	250,000	253,977
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/34	1,600,000	1,665,024

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	$475,000	$540,773
♦California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/30	1,210,000	1,289,267
4.00%, due 9/1/33	1,225,000	1,266,491
4.00%, due 9/1/34	1,000,000	1,033,870
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	530,533
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,083,220
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,065,950
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	757,155
California State Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds Subseries A2 4.00%, due 11/1/51	1,500,000	1,502,520
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,305,755
Series A 5.00%, due 2/1/37	1,000,000	1,110,810
California State Municipal Finance Authority, NorthBay Healthcare Group, Revenue Bonds Series A 5.25%, due 11/1/47	1,500,000	1,648,020
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds Series A 5.00%, due 12/1/46 (b)	2,000,000	2,125,720

	Principal Amount	Value
Medical (continued)
City of Whittier, California, Health Facility Presbyterian Intercommunity Hospital, Revenue Bonds 6.25%, due 6/1/36	$1,000,000	$1,141,860
Palomar Health, Revenue Bonds 5.00%, due 11/1/39	1,000,000	1,065,410

		21,325,145

Mello-Roos 0.2%
Rio Elementary School District Community Facilities District No.1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	571,290

Nursing Homes 1.2%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	528,885
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds
5.00%, due 10/1/26	400,000	464,000
5.00%, due 10/1/45	1,300,000	1,388,335
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	622,965

		3,004,185

Power 1.7%
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,047,310
Los Angeles Department of Water & Power, Revenue Bonds Subseries A-3 0.70%, due 7/1/35 (c)	1,900,000	1,900,000
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	240,636
Series UU, Insured: AGC 4.25%, due 7/1/27	100,000	100,150
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	647,219
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	225,761

		4,161,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District 15.9%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	$825,000	$944,336
Arcadia Unified School District, Election 2006, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,001,970
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	509,685
Centinela Valley Union High School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/29	2,465,000	2,722,691
Chino Valley Unified School District, Election 2016, Unlimited General Obligation Series A 5.25%, due 8/1/47	1,500,000	1,759,080
Colton Joint Unified School District, Election 2001, Unlimited General Obligation Series C, Insured: NATL (zero coupon), due 2/1/37	2,730,000	1,184,711
Colton Joint Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: BAM 4.00%, due 8/1/33	1,600,000	1,695,216
Series D, Insured: BAM 4.00%, due 8/1/34	575,000	604,986
Fontana Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,381,142
♦Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F 4.00%, due 8/1/32	1,475,000	1,578,619
Series F 4.00%, due 8/1/33	1,760,000	1,870,528
Jurupa Unified School District, Unlimited General Obligation
Series B 5.00%, due 8/1/33	1,555,000	1,844,417
Series B 5.00%, due 8/1/37	1,000,000	1,163,910
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	1,755,000	2,039,872

	Principal Amount	Value
School District (continued)
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	$3,000,000	$3,016,740
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	1,250,000	782,350
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	602,270
Oakland Unified School District, Alameda County, Unlimited General Obligation 5.00%, due 8/1/31	1,100,000	1,296,119
Oceanside Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,359
Oxnard California Union High School District, Election 2004, Unlimited General Obligation Series D 4.00%, due 8/1/33	1,015,000	1,072,723
Palm Springs Unified School District, Election 2008, Unlimited General Obligation Series C 5.00%, due 8/1/31	360,000	415,210
Pittsburg Unified School District, CABS, Election 2010, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	704,900
Series C (zero coupon), due 8/1/52	5,000,000	724,150
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	746,058
San Jacinto Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/31	855,000	981,976
San Mateo Foster City School District, Election, Unlimited General Obligation (zero coupon), due 8/1/42	2,000,000	1,622,780
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	662,460

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Sanger Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 8/1/39	$1,020,000	$1,050,212
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	1,044,890
Series B 5.00%, due 8/1/38	1,000,000	1,128,510
Savanna School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 2/1/52	1,000,000	626,980
Stockton Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 7/1/28	500,000	567,980
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,436,484
Westminster School District, CABS-Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	757,350

		39,544,664

Tobacco Settlement 5.8%
♦California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/46	10,000,000	1,070,500
5.125%, due 6/1/38	550,000	545,353
Series A 5.125%, due 6/1/38	1,290,000	1,289,884
5.25%, due 6/1/46	1,165,000	1,153,105
5.60%, due 6/1/36	500,000	508,940
5.70%, due 6/1/46	1,000,000	1,001,990
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	1,066,600
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	174,330
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	2,500,000	2,534,800

	Principal Amount	Value
Tobacco Settlement (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1 5.00%, due 6/1/28	$500,000	$584,565
Series A-1 5.00%, due 6/1/29	1,000,000	1,158,930
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	981,438
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	813,415
Series A-1 5.50%, due 6/1/45	1,500,000	1,476,090

		14,359,940

Transportation 4.8%
Alameda Corridor Transportation Authority, Revenue Bonds
Series B, Insured: AGM 4.00%, due 10/1/37	750,000	761,775
Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,165,430
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	596,780
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series M, Insured: AGC 4.125%, due 7/1/19	120,000	120,518
Series AA-1, Insured: AGM 4.95%, due 7/1/26	500,000	522,810
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	671,450
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,110,640
Insured: AMBAC 5.50%, due 7/1/26	275,000	298,697
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,685,235
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	1,000,000	1,082,620
Series B 5.25%, due 1/15/49	500,000	539,310

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Transportation (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	$2,500,000	$2,730,250
Senior Lien-Series A 5.00%, due 1/15/50	500,000	544,470

		11,829,985

Utilities 2.2%
♦Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,206,656
5.50%, due 7/1/43	1,415,000	1,553,557
Imperial Irrigation District Electric, Revenue Bonds Series C 5.00%, due 11/1/37	1,000,000	1,142,430
Redding Joint Powers Financing Authority, Revenue Bonds Series A 5.00%, due 6/1/32	440,000	504,051
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,124,520

		5,531,214

Water 11.3%
♦Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	501,445
♦California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (b)	1,270,000	1,274,750
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	592,545
City of Tulare CA, Sewer, Revenue Bonds Insured: AGM 4.00%, due 11/15/41	2,000,000	2,048,020
♦Guam Government Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	4,020,000	4,256,255
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds
Series A 4.00%, due 10/1/33	1,000,000	1,048,020
Series A 5.00%, due 10/1/30	1,075,000	1,283,958

	Principal Amount	Value
Water (continued)
Los Angeles Department of Water & Power Waterworks, Revenue Bonds Series B 5.00%, due 7/1/36	$1,165,000	$1,347,544
Madera Irrigation District, Water Revenue Bonds
Insured: AGM 4.00%, due 9/1/30	1,000,000	1,075,560
Insured: AGM 4.00%, due 9/1/32	1,000,000	1,059,980
Metropolitan Water District of Southern California, Revenue Bonds (c)
Series A 0.72%, due 7/1/47	800,000	800,000
Series B-1 0.77%, due 7/1/37	800,000	800,000
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,123,480
Pomona California, Water Facilities Project, Revenue Bonds Series BE 4.00%, due 5/1/37	2,175,000	2,254,605
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	100,000	102,381
Series A 5.75%, due 7/1/37	1,000,000	817,680
Series A 6.00%, due 7/1/44	1,000,000	828,010
San Diego CA Public Facilities Financing Authority, Sewer Revenue Bonds 5.00%, due 5/15/23	1,900,000	2,281,197
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,118,676
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	570,680
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	1,000,000	1,212,520
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	25,071

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	$500,000	$585,020

		28,007,397

Total Municipal Bonds (Cost $241,368,553)		239,613,738

Total Investments (Cost $241,368,553) (d)	96.3%	239,613,738
Other Assets, Less Liabilities	3.7	9,085,785
Net Assets	100.0%	$248,699,523
(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2017.

(d)	As of April 30, 2017, cost was $241,368,553 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$5,280,654
Gross unrealized depreciation	(7,035,469)

Net unrealized depreciation	$(1,754,815)

As of April 30, 2017, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(350)	June 2017	$(44,001,563)	$(189,868)
United States Treasury Long Bond	(40)	June 2017	(6,118,750)	49,906

			$(50,120,313)	$(139,962)

1.	As of April 30, 2017, cash in the amount of $667,500 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2017.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$239,613,738	$—	$239,613,738

Total Investments in Securities	—	239,613,738	—	239,613,738

Other Financial Instruments
Futures Contracts (b)	49,906	—	—	49,906

Total Investments in Securities and Other Financial Instruments	$49,906	$239,613,738	$—	$239,663,644

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(189,868)	$—	$—	$(189,868)

Total Other Financial Instruments	$(189,868)	$—	$—	$(189,868)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $241,368,553)	$239,613,738
Cash	2,345,434
Cash collateral on deposit at broker	667,500
Receivables:
Investment securities sold	11,797,125
Interest	2,805,158
Fund shares sold	1,355,111
Other assets	11,235

Total assets	258,595,301

Liabilities
Payables:
Investment securities purchased	9,083,731
Fund shares redeemed	318,693
Manager (See Note 3)	87,221
Variation margin on futures contracts	37,344
Professional fees	35,705
NYLIFE Distributors (See Note 3)	30,500
Shareholder communication	12,305
Custodian	9,690
Transfer agent (See Note 3)	7,898
Trustees	336
Accrued expenses	2,465
Dividend payable	269,890

Total liabilities	9,895,778

Net assets	$248,699,523

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,521
Additional paid-in capital	256,829,971

256,854,492
Undistributed net investment income	17,482
Accumulated net realized gain (loss) on investments and futures transactions	(6,277,674)
Net unrealized appreciation (depreciation) on investments and futures contracts	(1,894,777)

Net assets	$248,699,523

Class A
Net assets applicable to outstanding shares	$95,155,440

Shares of beneficial interest outstanding	9,381,990

Net asset value per share outstanding	$10.14
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.62

Investor Class
Net assets applicable to outstanding shares	$401,314

Shares of beneficial interest outstanding	39,563

Net asset value per share outstanding	$10.14
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.62

Class C
Net assets applicable to outstanding shares	$25,709,758

Shares of beneficial interest outstanding	2,534,593

Net asset value and offering price per share outstanding	$10.14

Class I
Net assets applicable to outstanding shares	$127,433,011

Shares of beneficial interest outstanding	12,564,456

Net asset value and offering price per share outstanding	$10.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,572,791
Other income	169

Total income	5,572,960

Expenses
Manager (See Note 3)	698,834
Distribution/Service—Class A (See Note 3)	137,403
Distribution/Service—Investor Class (See Note 3)	458
Distribution/Service—Class C (See Note 3)	63,828
Professional fees	32,195
Transfer agent (See Note 3)	30,966
Shareholder communication	12,975
Custodian	5,615
Registration	4,781
Trustees	3,589
Miscellaneous	8,119

Total expenses before waiver/reimbursement	998,763
Expense waiver/reimbursement from Manager (See Note 3)	(94,058)

Net expenses	904,705

Net investment income (loss)	4,668,255

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(5,954,707)
Futures transactions	1,534,476

Net realized gain (loss) on investments and futures transactions	(4,420,231)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,787,754)
Futures contracts	(583,965)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(7,371,719)

Net realized and unrealized gain (loss) on investments and futures transactions	(11,791,950)

Net increase (decrease) in net assets resulting from operations	$(7,123,695)

22	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,668,255	$6,263,861
Net realized gain (loss) on investments and futures transactions	(4,420,231)	1,411,232
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(7,371,719)	892,319

Net increase (decrease) in net assets resulting from operations	(7,123,695)	8,567,412

Dividends to shareholders:
From net investment income:
Class A	(1,778,794)	(2,919,288)
Investor Class	(5,870)	(7,894)
Class C	(377,226)	(478,660)
Class I	(2,506,369)	(2,858,028)

Total dividends to shareholders	(4,668,259)	(6,263,870)

Capital share transactions:
Net proceeds from sale of shares	94,504,937	269,070,294
Net asset value of shares issued to shareholders in reinvestment of dividends	2,692,726	3,128,556
Cost of shares redeemed	(164,453,211)	(61,556,816)

Increase (decrease) in net assets derived from capital share transactions	(67,255,548)	210,642,034

Net increase (decrease) in net assets	(79,047,502)	212,945,576

Net Assets
Beginning of period	327,747,025	114,801,449

End of period	$248,699,523	$327,747,025

Undistributed net investment income at end of period	$17,482	$17,486

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			February 28, 2013** through October 31,
Class A	2017*		2016	2015	2014	2013
Net asset value at beginning of period	$10.48		$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.16		0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	(0.34)		0.37	0.07	0.87	(0.84)

Total from investment operations	(0.18)		0.70	0.43	1.25	(0.62)

Less dividends and distributions:
From net investment income	(0.16)		(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$10.14		$10.48	$10.11	$10.04	$9.16

Total investment return (a)	(1.67%)		6.98%	4.38%	13.93%	(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24	% ††	3.01%	3.61%	3.94%	4.01	% ††
Net expenses	0.75	% ††	0.75%	0.75%	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.82	% ††	0.83%	0.84%	0.87%	1.10	% ††
Portfolio turnover rate	37%		27%	50%	69%	142%
Net assets at end of period (in 000’s)	$95,155		$146,843	$47,447	$3,058	$4,143

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,			February 28, 2013** through October 31,
Investor Class	2017*		2016	2015	2014	2013
Net asset value at beginning of period	$10.49		$10.11	$10.04	$9.15	$10.00

Net investment income (loss)	0.16		0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.35)		0.38	0.07	0.89	(0.85)

Total from investment operations	(0.19)		0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.16)		(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$10.14		$10.49	$10.11	$10.04	$9.15

Total investment return (a)	(1.78%)		7.04%	4.32%	13.85%	(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.20	% ††	3.04%	3.56%	3.67%	3.44	% ††
Net expenses	0.79	% ††	0.79%	0.83%	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.86	% ††	0.87%	0.92%	1.03%	1.29	% ††
Portfolio turnover rate	37%		27%	50%	69%	142%
Net assets at end of period (in 000’s)	$401		$369	$192	$90	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

24	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			February 28, 2013** through October 31,
Class C	2017*		2016	2015	2014	2013
Net asset value at beginning of period	$10.48		$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.15		0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.34)		0.37	0.07	0.88	(0.84)

Total from investment operations	(0.19)		0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.15)		(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$10.14		$10.48	$10.11	$10.04	$9.16

Total investment return (a)	(1.81%)		6.67%	4.04%	13.39%	(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96	% ††	2.75%	3.28%	3.03%	3.35	% ††
Net expenses	1.04	% ††	1.04%	1.08%	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.11	% ††	1.12%	1.17%	1.29%	1.54	% ††
Portfolio turnover rate	37%		27%	50%	69%	142%
Net assets at end of period (in 000’s)	$25,710		$26,156	$10,053	$807	$73

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,			February 28, 2013** through October 31,
Class I	2017*		2016	2015	2014	2013
Net asset value at beginning of period	$10.48		$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.18		0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	(0.34)		0.37	0.07	0.88	(0.84)

Total from investment operations	(0.16)		0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.18)		(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$10.14		$10.48	$10.11	$10.04	$9.16

Total investment return (a)	(1.54%)		7.25%	4.66%	14.34%	(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.49	% ††	3.28%	3.85%	4.08%	3.70	% ††
Net expenses	0.50	% ††	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.57	% ††	0.58%	0.59%	0.62%	0.85	% ††
Portfolio turnover rate	37%		27%	50%	69%	142%
Net assets at end of period (in 000’s)	$127,433		$154,379	$57,110	$85,155	$47,911

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date for all classes was February 28, 2013. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

26	MainStay California Tax Free Opportunities Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

27

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of

28	MainStay California Tax Free Opportunities Fund

the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2017, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in Calirornia will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. As a result of Puerto Rico’s debt restructuring process, events could occur rapidly that significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2017, 86.1% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are

29

Notes to Financial Statements (Unaudited) (continued)

accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2017:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$49,906	$49,906

Total Fair Value		$49,906	$49,906

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(189,868)	$(189,868)

Total Fair Value		$(189,868)	$(189,868)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,534,476	$1,534,476

Total Realized Gain (Loss)		$1,534,476	$1,534,476

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(583,965)	$(583,965)

Total Change in Unrealized Appreciation (Depreciation)		$(583,965)	$(583,965)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(44,506,198)	$(44,506,198)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction

30	MainStay California Tax Free Opportunities Fund

expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $698,834 and waived its fees and/or reimbursed expenses in the amount of $94,058.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class Plans and Class T the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,174 and $105, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $35,128 and $11,522, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$9,861
Investor Class	113
Class C	7,883
Class I	13,109

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$65,700
Exempt Interest Dividends	6,198,170
Total	$6,263,870

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of

31

Notes to Financial Statements (Unaudited) (continued)

$100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $102,923 and $176,675, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	2,993,650	$30,230,999
Shares issued to shareholders in reinvestment of dividends and distributions	127,311	1,278,952
Shares redeemed	(7,521,681)	(75,345,190)

Net increase (decrease) in shares outstanding before conversion	(4,400,720)	(43,835,239)
Shares converted into Class A (See Note 1)	7,122	71,162
Shares converted from Class A (See Note 1)	(231,114)	(2,320,510)

Net increase (decrease)	(4,624,712)	$(46,084,587)

Year ended October 31, 2016:
Shares sold	11,738,386	$123,469,438
Shares issued to shareholders in reinvestment of dividends and distributions	155,116	1,634,829
Shares redeemed	(2,578,913)	(27,250,725)

Net increase (decrease) in shares outstanding before conversion	9,314,589	97,853,542
Shares converted into Class A (See Note 1)	14,812	155,124
Shares converted from Class A (See Note 1)	(14,973)	(159,942)

Net increase (decrease)	9,314,428	$97,848,724

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	11,836	$120,090
Shares issued to shareholders in reinvestment of dividends and distributions	560	5,626
Shares redeemed	(6,697)	(67,408)

Net increase (decrease) in shares outstanding before conversion	5,699	58,308
Shares converted into Investor Class (See Note 1)	5,756	57,902
Shares converted from Investor Class (See Note 1)	(7,122)	(71,162)

Net increase (decrease)	4,333	$45,048

Year ended October 31, 2016:
Shares sold	27,435	$289,001
Shares issued to shareholders in reinvestment of dividends and distributions	724	7,612
Shares redeemed	(1,481)	(15,541)

Net increase (decrease) in shares outstanding before conversion	26,678	281,072
Shares converted into Investor Class (See Note 1)	4,428	47,236
Shares converted from Investor Class (See Note 1)	(14,817)	(155,124)

Net increase (decrease)	16,289	$173,184

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	576,980	$5,821,379
Shares issued to shareholders in reinvestment of dividends and distributions	28,023	281,652
Shares redeemed	(565,126)	(5,684,828)

Net increase (decrease)	39,877	$418,203

Year ended October 31, 2016:
Shares sold	1,888,044	$19,845,791
Shares issued to shareholders in reinvestment of dividends and distributions	27,223	286,824
Shares redeemed	(414,574)	(4,359,962)

Net increase (decrease)	1,500,693	$15,772,653

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	5,784,484	$58,332,469
Shares issued to shareholders in reinvestment of dividends and distributions	112,024	1,126,496
Shares redeemed	(8,283,105)	(83,355,785)

Net increase (decrease) in shares outstanding before conversion	(2,386,597)	(23,896,820)
Shares converted into Class I (See Note 1)	225,358	2,262,608

Net increase (decrease)	(2,161,239)	$(21,634,212)

Year ended October 31, 2016:
Shares sold	11,795,132	$125,466,064
Shares issued to shareholders in reinvestment of dividends and distributions	113,916	1,199,291
Shares redeemed	(2,842,115)	(29,930,588)

Net increase (decrease) in shares outstanding before conversion	9,066,933	96,734,767
Shares converted into Class I (See Note 1)	10,546	112,706

Net increase (decrease)	9,077,479	$96,847,473

32	MainStay California Tax Free Opportunities Fund

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Funds’ distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

34	MainStay California Tax Free Opportunities Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided

36	MainStay California Tax Free Opportunities Fund

by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738062 MS144-17	MSCTF10-06/17 (NYLIM) NL0C5

MainStay Emerging Markets Equity Fund

(Formerly known as MainStay Emerging Markets Opportunities Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	3.50 9.52%	14.94 21.63%	–0.84 0.79%	1.63 1.63%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	3.42 9.44	14.75 21.43	–1.06 0.57	1.87 1.87
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2013	8.06 9.06	19.53 20.53	–0.16 –0.16	2.62 2.62
Class I Shares	No Sales Charge		11/15/2013	9.64	21.87	1.04	1.38

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any) changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	SIx Months	One Year	Five Years or Since Inception
MSCI Emerging Markets Index[3]	8.88%	19.13%	1.49%
Average Lipper Emerging Markets Fund[4]	8.63	17.53	1.34

3.	The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Emerging Markets Fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,095.20	$8.31	$1,016.90	$8.00	1.60%

Investor Class Shares	$1,000.00	$1,094.40	$9.45	$1,015.80	$9.10	1.82%

Class C Shares	$1,000.00	$1,090.60	$13.37	$1,012.00	$12.87	2.58%

Class I Shares	$1,000.00	$1,096.40	$7.02	$1,018.10	$6.76	1.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

China	26.4%
Republic of Korea	16.7
Taiwan	14.0
India	8.8
Brazil	8.7
South Africa	6.1
United States	5.8
Mexico	2.0
Thailand	1.7
Indonesia	1.5
Hong Kong	1.4
Hungary	1.4
Poland	1.4

Turkey	1.1%
Malaysia	0.8
Peru	0.7
Singapore	0.4
Colombia	0.3
Ukraine	0.3
Chile	0.2
Egypt	0.1
Greece	0.1
Philippines	0.1
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Taiwan Semiconductor Manufacturing Co., Ltd.

3.	Alibaba Group Holding, Ltd., Sponsored ADR

4.	Tencent Holdings, Ltd.

5.	China Construction Bank Corp., Class H
6.	China Mobile, Ltd.

7.	iShares MSCI Emerging Markets ETF

8.	Naspers, Ltd. Class N

9.	VanEck Vectors Russia ETF

10.	iShares MSCI Russia Capped ETF

8	MainStay Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, Jeremy Roethel, CFA, and Ping Wang, PhD, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Equity Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Emerging Markets Equity Fund returned 9.52% for Class A shares, 9.44% for Investor Class shares and 9.06% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 9.64%. For the six months ended April 30, 2017, all share classes outperformed the 8.88% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index, and the 8.63% return of the Average Lipper2 Emerging Markets Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2017, MainStay Emerging Markets Opportunities Fund was renamed MainStay Emerging Markets Equity Fund. At that time, the Fund’s principal investment strategies and investment process were revised to employ a long-only emerging-markets strategy. For more information about these changes, please see the prospectus supplement dated December 16, 2016. Also effective February 28, 2017, Ping Wang was added as a portfolio manager of the Fund. Jeremy Roethel will continue to serve as a portfolio manager for the Fund until June 30, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the MSCI Emerging Markets Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors/regions as a result of the Fund’s bottom-up stock-selection process—detracted modestly from the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were energy, consumer discretionary and health care. (Contributions take weightings and total returns into account.) Stock selection was the main driver of the positive contributions in each of these sectors. An underweight position in the lagging consumer staples sector also contributed positively to the Fund’s relative performance.

The weakest sector contributions to the Fund’s relative performance came from telecommunication services and industrials. In both cases, stock selection detracted from the Fund’s relative performance. An overweight position relative to the MSCI Emerging Markets Index in the lagging utilities sector also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in consumer electronics and technology company Samsung Electronics. Samsung’s shares rose on optimism surrounding the company’s semiconductor business and smart phone handset sales. Chinese Internet company Tencent Holdings, which reported strong earnings from the continued growth of mobile games and online advertising revenue, also contributed positively to the Fund’s absolute performance. SK Hynix, a maker of memory chips, was another strong contributor. The company benefited from continued demand and stronger price trends.

The stock that detracted the most from the Fund’s absolute performance during the reporting period was a long position in FEMSA. Shares of this Mexican multinational beverage and retail company declined after the U.S. election in November because of negative investor sentiment related to the outlook of the Mexican economy under the Trump regime. A long position in telecommunication services company China Telecom was a significant detractor because of decelerating growth trends in its fixed-line communication business. Shares of South African gold mining company Gold Fields Limited declined during the reporting period, driven by falling gold prices.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund established new overweight positions relative to the MSCI Emerging Markets Index in petrochemical and plastic products company Formosa Chemicals & Fibre and liquid-crystal display manufacturer Innolux. The Fund’s investment process viewed both companies favorably because of their reasonable valuations and attractive earnings trends.

The Fund exited its positions in telecommunication services company PT Telekomunikasi Indonesia and retail store operator Shoprite Holdings. The Fund’s investment process viewed both companies as unattractive because their deteriorating earnings and price trends did not support their then-current valuations.

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its sector weightings relative to the MSCI Emerging Markets Index in health care and industrials. The Fund modestly reduced its weightings relative to the Index in the energy and financials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2017, the Fund’s most substantially overweight positions relative to the MSCI Emerging Markets Index were in the information technology and financials sectors. As of the same date, the Fund held modestly underweight positions relative to the Index in the consumer discretionary and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Equity Fund

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 86.7%†
Brazil 3.2%
Ambev S.A. (Beverages)	4,600	$26,463
Banco do Brasil S.A. (Banks)	104,800	1,084,633
Banco Santander Brasil S.A. (Banks)	63,300	546,836
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	40,400	372,555
JBS S.A. (Food Products)	133,800	432,925
Magazine Luiza S.A. (Multiline Retail)	4,100	287,784
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	63,600	127,439
Qualicorp S.A. (Health Care Providers & Services)	88,500	630,141
Smiles S.A. (Media)	9,100	197,938
Vale S.A. (Metals & Mining)	81,900	708,808

		4,415,522

Chile 0.2%
CAP S.A. (Metals & Mining)	17,584	183,638
Enel Americas S.A. (Electric Utilities)	836,506	166,109

		349,747

China 26.4%
Agricultural Bank of China, Ltd., Class H (Banks)	2,503,000	1,155,228
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	42,100	4,862,550
Anhui Conch Cement Co., Ltd. Class H (Construction Materials)	10,000	35,033
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	3,700	666,851
Bank of China, Ltd., Class H (Banks)	1,249,000	605,364
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	21,500	105,035
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (b)(c)	211,000	142,957
China Agri-Industries Holdings, Ltd. (Food Products) (a)	790,000	391,021
China Cinda Asset Management Co., Ltd., Class H (Capital Markets)	884,000	336,400
China Communications Construction Co., Ltd., Class H (Construction & Engineering)	372,000	511,728
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	1,032,000	587,755
♦China Construction Bank Corp., Class H (Banks)	3,604,000	2,928,292
China Huarong Asset Management Co., Ltd., Class H (Capital Markets) (a)(d)(e)	1,431,000	610,788
China Lesso Group Holdings, Ltd. (Building Products)	224,000	178,547

	Shares	Value
China (continued)
♦China Mobile, Ltd. (Wireless Telecommunication Services)	264,500	$2,820,685
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	60,000	174,330
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,344,000	1,088,560
China Railway Construction Corp., Ltd., Class H (Construction & Engineering)	262,500	367,173
China Shenhua Energy Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	449,500	1,048,285
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	1,676,000	818,786
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	89,000	225,865
China Yongda Automobiles Services Holdings, Ltd. (Specialty Retail) (e)	441,000	411,045
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	140,000	163,248
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	146,000	153,539
Dongyue Group, Ltd. (Chemicals) (a)(b)(c)	301,000	53,015
Geely Automobile Holdings, Ltd. (Automobiles)	705,000	951,680
Great Wall Motor Co., Ltd. Class H (Automobiles) (e)	800,000	868,050
Guangzhou Automobile Group Co., Ltd., Class H (Automobiles)	518,000	805,801
Haitian International Holdings, Ltd. (Machinery)	102,000	249,940
Hisense Kelon Electrical Holdings Co., Ltd. Class H (Household Durables)	296,000	414,031
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	3,118,000	2,036,350
Lonking Holdings, Ltd. (Machinery)	628,000	176,007
NetEase, Inc., ADR (Internet Software & Services)	5,400	1,433,106
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	246,000	173,312
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	308,500	1,737,168
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	106,000	335,238
Sinotruk Hong Kong, Ltd. (Machinery)	477,000	331,763
♦Tencent Holdings, Ltd. (Internet Software & Services)	155,000	4,850,257
Weichai Power Co., Ltd. Class H (Machinery)	492,000	798,246
Weiqiao Textile Co., Ltd. Class H (Textiles, Apparel & Luxury Goods) (b)(c)	232,500	167,089
Xingda International Holdings, Ltd. (Auto Components)	453,000	181,704
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	662,000	572,777

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	95,500	$134,809

		36,659,408

Colombia 0.3%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	738,792	341,522
Interconexion Electrica S.A. ESP (Electric Utilities)	11,695	46,350

		387,872

Egypt 0.1%
Telecom Egypt Co. (Diversified Telecommunication Services)	291,766	161,805

Greece 0.1%
Mytilineos Holdings S.A. (Industrial Conglomerates) (a)	16,747	126,056

Hong Kong 1.4%
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	721,000	778,623
Sun Art Retail Group, Ltd. (Food & Staples Retailing)	890,500	918,165
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	231,500	280,656

		1,977,444

Hungary 1.4%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	12,345	929,584
Richter Gedeon Nyrt (Pharmaceuticals)	39,160	948,235

		1,877,819

India 8.8%
Balrampur Chini Mills, Ltd. (Food Products)	168,119	425,851
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	46,919	528,960
Chennai Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	24,930	147,069
eClerx Services, Ltd. (IT Services)	1	20
GAIL India, Ltd. (Gas Utilities)	91,944	604,646
Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	22,628	314,446
HCL Technologies, Ltd. (IT Services)	79,176	1,004,500
Hindalco Industries, Ltd. (Metals & Mining)	301,997	934,205
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	108,677	905,501
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	10,843	259,066
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	64,926	1,027,028
Indian Bank (Banks)	94,615	469,471

	Shares	Value
India (continued)
Infosys, Ltd. (IT Services)	1,814	$25,971
Jammu & Kashmir Bank, Ltd. (Banks)	88,628	111,319
JK Tyre & Industries, Ltd. (Auto Components)	186,505	481,411
Karnataka Bank, Ltd. (Banks)	76,522	195,617
Manappuram Finance, Ltd. (Consumer Finance)	273,314	396,821
Mangalore Refinery & Petrochemicals, Ltd. (Oil, Gas & Consumable Fuels) (a)	99,819	207,303
National Aluminium Co., Ltd. (Metals & Mining)	117,609	125,964
NMDC, Ltd. (Metals & Mining)	114,954	227,835
NTPC, Ltd. (Independent Power & Renewable Electricity Producers)	96,854	247,668
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	202,299	585,073
Power Finance Corp., Ltd. (Diversified Financial Services)	361,978	900,303
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	20,580	446,039
Rural Electrification Corp., Ltd. (Diversified Financial Services)	142,397	447,467
Tech Mahindra, Ltd. (IT Services)	5,548	35,985
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods) (a)	10,277	207,361
Vedanta, Ltd. (Metals & Mining)	223,029	843,856
Vijaya Bank (Banks) (a)	94,204	120,958

		12,227,714

Indonesia 1.5%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	3,169,700	422,104
PT Bank Danamon Indonesia Tbk (Banks)	100	36
PT Bank Negara Indonesia Persero Tbk (Banks)	1,929,400	922,794
PT Indo Tambangraya Megah Tbk (Oil, Gas & Consumable Fuels)	258,900	371,480
PT Indofood Sukses Makmur Tbk (Food Products)	686,700	431,474

		2,147,888

Malaysia 0.8%
AirAsia BHD (Airlines)	1,201,100	926,903
Kuala Lumpur Kepong BHD (Food Products)	28,000	158,157
Petronas Gas BHD (Gas Utilities)	4,300	18,306
Unisem M BHD (Semiconductors & Semiconductor Equipment)	14,100	10,816

		1,114,182

Mexico 2.0%
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	757,500	582,251
Arca Continental S.A.B. de C.V. (Beverages)	10,700	78,682
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	126,700	1,139,713

12	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Financiero Santander Mexico S.A.B de C.V., Class B (Banks)	85,600	$155,647
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	610,521	745,263
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	13,500	30,406

		2,731,962

Peru 0.7%
Credicorp, Ltd. (Banks)	6,300	968,058

Philippines 0.1%
DMCI Holdings, Inc. (Industrial Conglomerates)	558,400	143,721

Poland 1.4%
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	7,297	113,785
KGHM Polska Miedz S.A. (Metals & Mining)	23,485	745,258
Polski Koncern Naftowy ORLEN S.A. (Oil, Gas & Consumable Fuels)	7,681	229,685
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	213,735	364,747
Tauron Polska Energia S.A. (Electric Utilities) (a)	578,429	490,573

		1,944,048

Republic of Korea 14.7%
DGB Financial Group, Inc. (Banks)	57,115	584,752
E-MART, Inc. (Food & Staples Retailing)	151	30,521
Hana Financial Group, Inc. (Banks)	33,767	1,163,254
Hanwha Chemical Corp. (Chemicals)	38,859	858,866
Hanwha Corp. (Industrial Conglomerates)	10,436	366,393
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	13,079	558,033
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	9,597	309,526
Industrial Bank of Korea (Banks)	84,629	929,662
KB Financial Group, Inc. (Banks)	31,673	1,394,514
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components)	37,816	977,055
LG Electronics, Inc. (Household Durables)	16,865	1,024,142
LG Uplus Corp. (Diversified Telecommunication Services)	64,762	822,402
Lotte Chemical Corp. (Chemicals)	2,986	897,453
POSCO (Metals & Mining)	2,439	573,365
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	3,134	6,144,612
SK Gas, Ltd. (Oil, Gas & Consumable Fuels)	274	28,293
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	36,536	1,733,847
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	805	120,973

	Shares	Value
Republic of Korea (continued)
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	4,275	$899,783
Woori Bank (Banks)	76,784	1,008,806

		20,426,252

Singapore 0.4%
IGG, Inc. (Software) (e)	329,000	499,949

South Africa 6.1%
Assore, Ltd. (Metals & Mining)	8,232	132,901
Barclays Africa Group, Ltd. (Banks)	44,835	493,181
Bid Corp., Ltd. (Food & Staples Retailing)	10,077	213,503
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels) (e)	93,269	794,797
FirstRand, Ltd. (Diversified Financial Services)	187,097	697,917
Growthpoint Properties, Ltd. (Real Estate Investment Trusts)	200,870	385,093
Kumba Iron Ore, Ltd. (Metals & Mining) (a)	3,991	51,982
Liberty Holdings, Ltd. (Insurance)	12,293	98,887
Murray & Roberts Holdings, Ltd. (Construction & Engineering)	56,351	59,034
♦Naspers, Ltd. Class N (Media)	12,944	2,458,815
Nedbank Group, Ltd. (Banks)	55,924	943,453
Standard Bank Group, Ltd. (Banks)	122,446	1,359,356
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	135,000	755,424
Tsogo Sun Holdings, Ltd. (Hotels, Restaurants & Leisure)	31,106	58,540

		8,502,883

Taiwan 14.0%
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	2,263,000	945,073
Cathay Financial Holding Co., Ltd. (Insurance)	237,000	380,193
Chicony Power Technology Co., Ltd. (Electrical Equipment)	23,000	42,766
Coretronic Corp. (Electronic Equipment, Instruments & Components)	190,000	269,530
CTBC Financial Holding Co., Ltd. (Banks)	852,927	532,885
Formosa Chemicals & Fibre Corp. (Chemicals)	332,000	1,021,166
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	110,000	114,845
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	714,000	1,119,360
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	684,218	2,240,587
Innolux Corp. (Electronic Equipment, Instruments & Components)	2,074,000	969,255
LCY Chemical Corp. (Chemicals)	128,000	184,124
Lien Hwa Industrial Corp. (Food Products)	90,000	81,585
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	252,791	440,715

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Merry Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	76,000	$450,897
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	647,000	906,027
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	238,000	747,029
Rechi Precision Co., Ltd. (Machinery)	378,000	409,685
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	865,000	5,576,298
TYC Brother Industrial Co., Ltd. (Auto Components)	146,000	150,496
Uni-President Enterprises Corp. (Food Products)	428,000	790,149
Walsin Lihwa Corp. (Electrical Equipment)	882,000	396,112
Wistron Corp. (Technology Hardware, Storage & Peripherals)	837,294	790,921
Yuanta Financial Holding Co., Ltd. (Capital Markets)	2,219,000	948,762

		19,508,460

Thailand 1.7%
Charoen Pokphand Foods PCL, NVDR (Food Products)	853,900	660,359
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	19,300	122,752
Kiatnakin Bank PCL, NVDR (Banks)	200,200	395,018
Krung Thai Bank PCL, NVDR (Banks)	771,800	441,794
PTT Global Chemical PCL, NVDR (Chemicals)	134,600	291,847
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	191,300	431,379

		2,343,149

Turkey 1.1%
Eregli Demir ve Celik Fabrikalari T.A.S. (Metals & Mining)	47,245	86,590
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	118,912	495,474
Tekfen Holding A.S. (Construction & Engineering)	169,601	437,378
Turkiye Halk Bankasi A.S. (Banks)	27,541	91,339
Turkiye Is Bankasi, Class C (Banks)	186,268	367,612

		1,478,393

Ukraine 0.3%
Kernel Holding S.A. (Food Products)	23,415	416,487

Total Common Stocks (Cost $108,106,435)		120,408,819

	Shares	Value
Exchange-Traded Funds 5.3% (f)
United States 5.3%
♦iShares MSCI Emerging Markets ETF (Capital Markets)	66,907	$2,680,295
♦iShares MSCI Russia Capped ETF (Capital Markets)	72,500	2,320,725
♦VanEck Vectors Russia ETF (Capital Markets)	111,200	2,321,856

Total Exchange-Traded Funds (Cost $7,427,880)		7,322,876

Preferred Stocks 7.5%
Brazil 5.5%
Banco Bradesco S.A. 3.77% (Banks)	7,900	83,155
5.48% (Banks)	52,300	293,627
Banco do Estado do Rio Grande do Sul S.A. 4.05% Class B (Banks)	84,000	376,062
Bradespar S.A. 3.19% (Metals & Mining)	49,300	308,314
Braskem S.A. 3.69% Class A (Chemicals)	60,400	649,661
Cia Energetica de Minas Gerais 7.15% (Electric Utilities)	282,300	789,787
Cia Paranaense de Energia 6.70% Class B (Electric Utilities)	82,500	758,188
Itau Unibanco Holding S.A. 4.45% (Banks)	166,304	2,057,023
Itausa—Investimentos Itau S.A. 5.62% (Banks)	386,500	1,204,293
Vale S.A. 4.33% (Metals & Mining)	136,300	1,127,657

		7,647,767

Colombia 0.0%‡
Avianca Holdings S.A. 1.43% (Airlines)	22,825	20,637

Republic of Korea 2.0%
Hyundai Motor Co. 4.02% (Automobiles)	4,999	436,243
4.18% (Automobiles)	6,587	534,300
♦Samsung Electronics Co., Ltd. 1.61% (Technology Hardware, Storage & Peripherals)	1,110	1,710,018

		2,680,561

Total Preferred Stocks (Cost $9,512,389)		10,348,965

14	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
United States 0.5%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $756,012 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 7/31/22, with a Principal Amount of $765,000 and a Market Value of $773,215) (Capital Markets)	$756,006	$756,006

Total Short-Term Investment (Cost $756,006)		756,006

Total Investments (Cost $125,802,710) (g)	100.0%	138,836,666
Other Assets, Less Liabilities	0.0 ‡	21,103
Net Assets	100.0%	$138,857,769

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30,
2017, the total market value of these securities was $363,061, which represented 0.3% of the Fund’s net assets.

(c)	Illiquid security—As of April 30, 2017, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $363,061, which represented 0.3% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	All or a portion of this security was held on loan. As of April 30, 2017, the market value of securities loaned was $2,462,860 and the Fund received non-cash collateral in the amount of $2,621,346. (See Note 2N)

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	As of April 30, 2017, cost was $126,600,196 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$14,865,459
Gross unrealized depreciation	(2,628,989)

Net unrealized appreciation	$12,236,470

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$120,045,758	$310,046	$53,015	$120,408,819
Exchange-Traded Funds	7,322,876	—	—	7,322,876
Preferred Stocks	10,348,965	—	—	10,348,965
Short-Term Investments
Repurchase Agreement	—	756,006	—	756,006

Total Investments in Securities	$137,717,599	$1,066,052	$53,015	$138,836,666

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $53,015 are held in China within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017
Common Stocks
China	$53,171	$—	$—	$(156)	$—	$—	$—	$—	$53,015	$(156)
Rights	68,241	—	—	5,523		(73,764)	—	—	—	—

Total	$121,412	$—	$—	$5,367	$—	$(73,764)	$—	$—	$53,015	$(156)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

16	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Industry Diversification

	Value	Percent †
Airlines	$947,540	0.7%
Auto Components	813,611	0.6
Automobiles	3,749,613	2.7
Banks	25,020,389	18.0
Beverages	1,244,858	0.9
Building Products	178,547	0.1
Capital Markets	9,974,832	7.2
Chemicals	3,956,132	2.8
Construction & Engineering	1,933,346	1.4
Construction Materials	35,033	0.0	‡
Consumer Finance	396,821	0.3
Diversified Financial Services	3,165,047	2.3
Diversified Telecommunication Services	3,146,172	2.3
Electric Utilities	2,251,007	1.6
Electrical Equipment	438,878	0.3
Electronic Equipment, Instruments & Components	5,852,397	4.2
Food & Staples Retailing	1,192,595	0.9
Food Products	3,788,008	2.7
Gas Utilities	622,952	0.4
Health Care Providers & Services	630,141	0.5
Hotels, Restaurants & Leisure	58,540	0.0	‡
Household Durables	1,438,173	1.0
Independent Power & Renewable Electricity Producers	370,420	0.3
Industrial Conglomerates	1,076,443	0.8
Insurance	2,525,774	1.8
Internet Software & Services	11,812,764	8.5
IT Services	1,066,476	0.8
Machinery	1,965,641	1.4
Media	2,656,753	1.9
Metals & Mining	6,050,373	4.4
Multiline Retail	287,784	0.2
Oil, Gas & Consumable Fuels	10,141,915	7.3
Paper & Forest Products	778,623	0.6
Pharmaceuticals	1,262,681	0.9
Real Estate Investment Trusts	385,093	0.3
Real Estate Management & Development	400,195	0.3
Semiconductors & Semiconductor Equipment	8,067,990	5.8
Software	499,949	0.4
Specialty Retail	545,854	0.4
Technology Hardware, Storage & Peripherals	9,086,266	6.5
Textiles, Apparel & Luxury Goods	1,818,935	1.3
Thrifts & Mortgage Finance	1,286,094	0.9
Transportation Infrastructure	1,240,737	0.9
Water Utilities	372,555	0.3
Wireless Telecommunication Services	4,302,719	3.1

	138,836,666	100.0
Other Assets, Less Liabilities	21,103	0.0	‡

Net Assets	$138,857,769	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $125,802,710)	$138,836,666
Cash denominated in foreign currencies (identified cost $364,220)	365,037
Cash collateral on deposit at broker	40
Receivables:
Dividends and interest	193,484
Securities lending	3,561
Fund shares sold	3,375
Other assets	36,420

Total assets	139,438,583

Liabilities
Due to custodian	8,247
Payables:
Foreign capital gains tax (See Note 2(C))	369,400
Manager (See Note 3)	91,519
Custodian	53,229
Professional fees	49,623
Shareholder communication	3,909
Transfer agent (See Note 3)	2,376
NYLIFE Distributors (See Note 3)	1,735
Investment securities purchased	173
Trustees	106
Accrued expenses	497

Total liabilities	580,814

Net assets	$138,857,769

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,993
Additional paid-in capital	155,265,247

155,280,240
Distributions in excess of net investment income	(1,593,537)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions (a)	(27,537,922)
Net unrealized appreciation (depreciation) on investments (b)	12,707,589
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,399

Net assets	$138,857,769

Class A
Net assets applicable to outstanding shares	$3,610,076

Shares of beneficial interest outstanding	390,740

Net asset value per share outstanding	$9.24
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.78

Investor Class
Net assets applicable to outstanding shares	$1,023,861

Shares of beneficial interest outstanding	111,106

Net asset value per share outstanding	$9.22
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.76

Class C
Net assets applicable to outstanding shares	$1,071,711

Shares of beneficial interest outstanding	117,144

Net asset value and offering price per share outstanding	$9.15

Class I
Net assets applicable to outstanding shares	$133,152,121

Shares of beneficial interest outstanding	14,373,590

Net asset value and offering price per share outstanding	$9.26

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $326,367.

18	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,221,484
Securities lending income	10,809
Interest	332
Other income	88

Total income	1,232,713

Expenses
Manager (See Note 3)	663,408
Custodian	237,728
Professional fees	50,019
Registration	32,146
Distribution/Service—Class A (See Note 3)	3,209
Distribution/Service—Investor Class (See Note 3)	911
Distribution/Service—Class C (See Note 3)	4,507
Shareholder communication	8,028
Transfer agent (See Note 3)	7,342
Trustees	1,425
Broker fees and charges on short sales	412
Miscellaneous	17,209

Total expenses before waiver/reimbursement	1,026,344
Expense waiver/reimbursement from Manager (See Note 3)	(185,802)

Net expenses	840,542

Net investment income (loss)	392,171

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	7,364,035
Investments sold short	7,631
Futures transactions	64,841
Total return equity swap transactions	711,762
Foreign currency transactions	(487,053)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	7,661,216

Net change in unrealized appreciation (depreciation) on:
Investments (c)	5,632,943
Total return equity swap contracts	(1,302,817)
Translation of other assets and liabilities in foreign currencies	25,899

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	4,356,025

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	12,017,241

Net increase (decrease) in net assets resulting from operations	$12,409,412

(a)	Dividends recorded net of foreign withholding taxes in the amount of $184,310.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $249,343.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $326,367.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and year ended October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$392,171	$1,662,039
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	7,661,216	(11,760,559)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	4,356,025	15,868,627

Net increase (decrease) in net assets resulting from operations	12,409,412	5,770,107

Dividends to shareholders:
From net investment income:
Class A	(77,512)	(72,077)
Investor Class	(20,383)	(13,116)
Class C	(22,375)	(13,433)
Class I	(4,051,053)	(3,451,893)

Total dividends to shareholders	(4,171,323)	(3,550,519)

Capital share transactions:
Net proceeds from sale of shares	16,872,585	22,334,429
Net asset value of shares issued to shareholders in reinvestment of dividends	4,167,488	3,543,235
Cost of shares redeemed	(6,208,000)	(38,097,523)

Increase (decrease) in net assets derived from capital share transactions	14,832,073	(12,219,859)

Net increase (decrease) in net assets	23,070,162	(10,000,271)

Net Assets
Beginning of Period	115,787,607	125,787,878

End of Period	$138,857,769	$115,787,607

Undistributed (distributions in excess of) net investment income at end of period	$(1,593,537)	$2,185,615

20	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			November 15, 2013** through October 31,
Class A	2017*		2016		2015	2014
Net asset value at beginning of period	$8.74		$8.50		$10.40	$10.00

Net investment income (loss) (a)	0.02		0.10		0.13	0.15
Net realized and unrealized gain (loss) on investments	0.79		0.41		(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.78		0.48		(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.28)		(0.24)		(0.32)	(0.02)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.28)		(0.24)		(0.37)	(0.02)

Net asset value at end of period	$9.24		$8.74		$8.50	$10.40

Total investment return (b)	9.52%		5.93%		(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47	%††	1.30	%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses)	1.60	%††	1.57	%(d)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.90	%††	2.11%		1.87%	1.90%††
Short sale expenses	0.00	%††‡	0.01%		0.01%	0.01%††
Portfolio turnover rate	104%		149%		185%	153%
Net assets at end of period (in 000’s)	$3,610		$2,516		$2,537	$1,564

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.60%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			November 15, 2013** through October 31,
Investor Class	2017*		2016		2015	2014
Net asset value at beginning of period	$8.71		$8.47		$10.38	$10.00

Net investment income (loss) (a)	0.01		0.09		0.09	0.13
Net realized and unrealized gain (loss) on investments	0.80		0.41		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.78		0.47		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.27)		(0.23)		(0.30)	(0.02)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.27)		(0.23)		(0.35)	(0.02)

Net asset value at end of period	$9.22		$8.71		$8.47	$10.38

Total investment return (b)	9.44%		5.72%		(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	%††	1.14	%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses)	1.82	%††	1.80	%(d)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.12	%††	2.34%		2.11%	2.13%††
Short sale expenses	0.00	%††‡	0.01%		0.01%	0.01%††
Portfolio turnover rate	104%		149%		185%	153%
Net assets at end of period (in 000’s)	$1,024		$615		$542	$270

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.83%.

22	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			November 15, 2013** through October 31,
Class C	2017*		2016		2015	2014
Net asset value at beginning of period	$8.62		$8.39		$10.32	$10.00

Net investment income (loss) (a)	(0.02)		0.03		0.02	0.05
Net realized and unrealized gain (loss) on investments	0.79		0.40		(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.74		0.40		(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.21)		(0.17)		(0.26)	(0.01)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.21)		(0.17)		(0.31)	(0.01)

Net asset value at end of period	$9.15		$8.62		$8.39	$10.32

Total investment return (b)	9.06%		4.94%		(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57	%)††	0.38	%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses)	2.58	% ††	2.54	%(d)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.88	% ††	3.08%		2.86%	2.88%††
Short sale expenses	0.00	% ††‡	0.01%		0.01%	0.01%††
Portfolio turnover rate	104%		149%		185%	153%
Net assets at end of period (in 000’s)	$1,072		$894		$598	$519

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.57%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			November 15, 2013** through October 31,
Class I	2017*		2016		2015	2014
Net asset value at beginning of period	$8.77		$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.03		0.12		0.13	0.18
Net realized and unrealized gain (loss) on investments	0.79		0.41		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.79		0.50		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.30)		(0.26)		(0.33)	(0.02)
From net realized gain on investments	—		—		(0.05)	—

Total dividends and distributions	(0.30)		(0.26)		(0.38)	(0.02)

Net asset value at end of period	$9.26		$8.77		$8.53	$10.42

Total investment return (b)	9.64%		6.16%		(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65	%††	1.54	%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses)	1.35	%††	1.33	%(d)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.66	%††	1.86%		1.62%	1.65%††
Short sale expenses	0.00	%††‡	0.01%		0.01%	0.01%††
Portfolio turnover rate	104%		149%		185%	153%
Net assets at end of period (in 000’s)	$133,152		$111,763		$122,110	$182,864

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.36%.

24	MainStay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Equity Fund (formerly known as MainStay Emerging Markets Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date for all classes was November 15, 2013. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

25

Notes to Financial Statements (Unaudited) (continued)

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, certain foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options and futures, as applicable, contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

26	MainStay Emerging Markets Equity Fund

security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

27

Notes to Financial Statements (Unaudited) (continued)

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund.

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or

28	MainStay Emerging Markets Equity Fund

group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2017, the Fund did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury secu-

29

Notes to Financial Statements (Unaudited) (continued)

rities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2017, the Fund had securities on loan with a value of $2,462,860 and had received non-cash collateral of $2,621,346. The Fund earned income from securities loaned in the amount of $10,809 as reflected in the Statement of Operations.

(O)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$64,841	$64,841
Total Return Equity Swap Contracts	Net realized gain (loss) on total return equity swap transactions	711,762	711,762

Total Realized Gain (Loss)		$776,603	$776,603

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net change in unrealized appreciation (depreciation) on total return equity swap contracts	$(1,302,817)	$(1,302,817)

Total Change in Unrealized Appreciation (Depreciation)		$(1,302,817)	$(1,302,817)

30	MainStay Emerging Markets Equity Fund

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long (a)	$1,628,900	$1,628,900
Total Return Equity Swap Contracts Long (b)	$36,367,577	$36,367,577
Total Return Equity Swap Contracts Short (b)	$(33,483,962)	$(33,483,962)

(a)	Positions were open one month during the reporting period.

(b)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Sub-advisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement , the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.05% up to $1 billion and 1.025% in excess of $1 billion. During the six-month period ended April 30, 2017, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.08%. Prior to February 28, 2017, the Fund paid the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $663,408 and waived its fees and/or reimbursed expenses in the amount of $185,802.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $818 and $1,065, respectively.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $93.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class A	$115
Investor Class	839
Class C	1,043
Class I	5,345

31

Notes to Financial Statements (Unaudited) (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$3,550,519

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $139,144 and $126,066, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	151,084	$1,362,092
Shares issued to shareholders in reinvestment of dividends and distributions	9,444	74,131
Shares redeemed	(45,238)	(390,148)

Net increase (decrease) in shares outstanding before conversion	115,290	1,046,075
Shares converted into Class A (See Note 1)	6,645	61,270
Shares converted from Class A (See Note 1)	(19,097)	(167,648)

Net increase (decrease)	102,838	$939,697

Year ended October 31, 2016:
Shares sold	104,292	$817,852
Shares issued to shareholders in reinvestment of dividends and distributions	8,433	65,022
Shares redeemed	(125,016)	(980,037)

Net increase (decrease) in shares outstanding before conversion	(12,291)	(97,163)
Shares converted into Class A (See Note 1)	2,094	17,930
Shares converted from Class A (See Note 1)	(377)	(3,324)

Net increase (decrease)	(10,574)	$(82,557)

32	MainStay Emerging Markets Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	51,513	$454,123
Shares issued to shareholders in reinvestment of dividends and distributions	2,585	20,244
Shares redeemed	(8,062)	(69,608)

Net increase (decrease) in shares outstanding before conversion	46,036	404,759
Shares converted into Investor Class (See Note 1)	1,114	9,903
Shares converted from Investor Class (See Note 1)	(6,667)	(61,270)

Net increase (decrease)	40,483	$353,392

Year ended October 31, 2016:
Shares sold	21,091	$166,529
Shares issued to shareholders in reinvestment of dividends and distributions	1,703	13,116
Shares redeemed	(14,417)	(114,699)

Net increase (decrease) in shares outstanding before conversion	8,377	64,946
Shares converted into Investor Class (See Note 1)	378	3,324
Shares converted from Investor Class (See Note 1)	(2,101)	(17,930)

Net increase (decrease)	6,654	$50,340

Class C	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	23,238	$202,767
Shares issued to shareholders in reinvestment of dividends and distributions	2,832	22,061
Shares redeemed	(12,604)	(104,049)

Net increase (decrease)	13,466	$120,779

Year ended October 31, 2016:
Shares sold	54,239	$432,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,722	13,204
Shares redeemed	(23,587)	(185,253)

Net increase (decrease)	32,374	$260,689

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	1,722,999	$14,853,603
Shares issued to shareholders in reinvestment of dividends and distributions	515,401	4,051,052
Shares redeemed	(627,101)	(5,644,195)

Net increase (decrease) in shares outstanding before conversion	1,611,299	13,260,460
Shares converted into Class I (See Note 1)	17,966	157,745

Net increase (decrease)	1,629,265	$13,418,205

Year ended October 31, 2016:
Shares sold	2,623,155	$20,917,310
Shares issued to shareholders in reinvestment of dividends and distributions	447,136	3,451,893
Shares redeemed	(4,645,448)	(36,817,534)

Net increase (decrease)	(1,575,157)	$(12,448,331)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Emerging Markets Opportunities Fund (Now known as the MainStay Emerging Markets Equity Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b- 1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with

34	MainStay Emerging Markets Equity Fund

overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted the Fund’s underperformance relative to peers over certain time periods but observed that more recent investment results showed improvement.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

36	MainStay Emerging Markets Equity Fund

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding the Funds’ total net expenses and noted that New York Life Investments had proposed changes to the Fund’s investment strategies that were expected to reduce the Fund’s expenses. The Board considered that these changes were also expected to reduce the expenses incurred in managing the Fund. Additionally, the Board noted that, following discussion with the Board, New York Life Investments had determined to reduce the Fund’s management fee.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); by visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Emerging Markets Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737579 MS144-17	MSEME10-06/17 (NYLIM) NL070

MainStay Epoch Capital Growth Fund

Message from the President and Semiannual Report

Unaudited  |   April 30, 2017

This page intentionally left blank

Message from the President

The six months ended April 30, 2017, proved to be a strong period for many equity investors but presented challenges for some bond investors.

The reporting period began with considerable uncertainty about the outcome of the U.S. election. Once the Republicans gained control of the White House, the Senate and the House of Representatives, however, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, stocks at all capitalization levels earned double-digit overall returns during the reporting period. Although growth stocks outperformed value stocks at most capitalization levels, value stocks outperformed growth stocks among micro-cap stocks.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities of all maturities, with the largest absolute increase on the 5-year U.S. Treasury note. On a percentage basis, however, the largest increases were at the short end of the maturity spectrum, with yields on the 1- and 3-month U.S. Treasury bills more than doubling during the reporting period.

When interest rates rise, bond prices tend to decline (and vice versa). As a result, several broad fixed-income asset classes—including U.S. government and agency bonds, mortgage-backed securities, investment-grade debt and municipal bonds—recorded negative total returns for the reporting period. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, provided positive total returns.

International stock markets generally advanced during the reporting period, with European stocks providing strong double-digit returns. The Pacific region and Japan were weaker but provided positive returns in the single digits. Emerging markets also provided solid performance for the reporting period, despite modest commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders, and we appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals. At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund during the six months ended April 30, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2017

Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	6.51 12.71%	7.58 13.84%	1.61 1.61%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	6.52 12.72	7.58 13.85	1.61 1.61
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	11.30 12.30	12.20 13.20	2.36 2.36
Class I Shares	No Sales Charge		6/30/2016	12.83	14.08	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year or Since Inception
MSCI World Index[3]	12.12%	15.30%
Average Lipper Global Multi-Cap Growth[4]	12.10	15.29

3.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Global Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2016, to April 30, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2016, to April 30, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/16	Ending Account Value (Based on Actual Returns and Expenses) 4/30/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,127.10	$6.33	$1,018.80	$6.01	1.20%

Investor Class Shares	$1,000.00	$1,127.20	$6.38	$1,018.80	$6.06	1.21%

Class C Shares	$1,000.00	$1,123.00	$10.21	$1,015.20	$9.69	1.94%

Class I Shares	$1,000.00	$1,128.30	$5.01	$1,020.10	$4.76	0.95%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2017 (Unaudited)

United States	56.7%
United Kingdom	8.0
Japan	5.0
Canada	4.1
France	3.7
Australia	3.3
Netherlands	2.3
Spain	2.2
Switzerland	2.2
Sweden	1.8
Israel	1.7
China	1.5
Germany	1.2

Denmark	1.0%
Indonesia	1.0
Hong Kong	0.9
Portugal	0.8
Brazil	0.7
Ireland	0.5
Norway	0.5
Singapore	0.5
New Zealand	0.3
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2017 (excluding short-term investment) (Unaudited)

1.	Lam Research Corp.

2.	Alphabet, Inc.

3.	Check Point Software Technologies, Ltd.

4.	UnitedHealth Group, Inc.

5.	Apple, Inc.

6.	Celgene Corp.

7.	AbbVie, Inc.

8.	Analog Devices, Inc.

9.	F5 Networks, Inc.

10.	Alaska Air Group, Inc.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael Welhoelter, CFA, William J. Booth, CFA, David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2017?

Excluding all sales charges, MainStay Epoch Capital Growth Fund returned 12.71% for Class A shares, 12.72% for Investor Class shares and 12.30% for Class C shares for the six months ended April 30, 2017. Over the same period, Class I shares returned 12.83%. For the six months ended April 30, 2017, all share classes outperformed the 12.12% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 12.10% return of the Average Lipper2 Global Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its primary benchmark during the reporting period. Relative results were bolstered by strong stock selection in the health care sector and less-than-benchmark weights in the energy, telecommunications and utilities sectors. Relative gains were somewhat offset by the Fund’s underweight position and stock selection in the financials sector. From a country perspective, stock selection in Switzerland was the most significant contributor to relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, energy, telecommunication services, utilities, real estate and industrials all provided strong contributions to the Fund’s performance relative to the MSCI World Index. (Contributions take weightings and total returns into account.) Over the same period, sector allocation and stock selection within the financials sector was the most significant detractor from relative performance. The Fund’s cash position was also a slight hindrance in a rising market.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were Actelion, Apple and LVMH Moet Hennessy Louis Vuitton. Shares of Swiss biotechnology company Actelion advanced during the reporting period after it was announced that the company would be acquired by Johnson & Johnson. Shares of global technology company Apple advanced during the reporting period as the company continued to drive software and services innovation that enabled the company to capture premium pricing on its hardware. Luxury conglomerate LVMH Moet Hennessy was also a strong contributor as a result of positive profits driven by strong sales across a range of the company’s brands.

Among the stocks that were significant detractors from the Fund’s absolute performance were American Outdoor Brands, Sirtex Medical and Vestas Wind Systems. Shares of firearms producer American Outdoor Brands retreated in line with the rest of the firearms industry following the presidential election in the United States. Shares of biotechnology company Sirtex Medical declined as doctors steered patients away from Sirtex’s radioactive beads toward a competing therapy. The company also found it difficult to convince payors in Germany and the Netherlands of the product’s efficacy. During the reporting period, the Fund’s position in Danish wind turbine maker Vestas Wind Systems declined and was sold.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund added several positions during the reporting period. Among the additions were semiconductor equipment company Lam Research, coffee purveyor Starbucks, banking company Royal Bank of Canada and petroleum analytics company Core Laboratories. During the reporting period, the Fund eliminated positions in several companies, among them auto parts distributor Genuine Parts, trading company & distributor W.W. Grainger and pharmaceutical company Mylan N.V.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund reduced its exposure to the health care, real estate and consumer staples sectors. Over the same period, the Fund increased its exposure to the financials, information technology and materials sectors, among others.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies that we believe are good capital allocators and that use capital effectively to fund internal projects or to make acquisitions. As of April 30, 2017, the Fund’s most significantly overweight position relative to the MSCI World Index was in information technology. As of the same date, the Fund’s most significantly underweight positions relative to the MSCI World Index were in financials and energy.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2017 (Unaudited)

	Shares	Value
Common Stocks 98.1%†
Australia 3.3%
Commonwealth Bank of Australia (Banks)	7,067	$462,501
CSL, Ltd. (Biotechnology)	10,216	1,013,973
Mineral Resources, Ltd. (Metals & Mining)	54,893	439,400
Northern Star Resources, Ltd. (Metals & Mining)	249,271	798,880
Regis Resources, Ltd. (Metals & Mining)	209,500	512,977

		3,227,731

Brazil 0.7%
Cielo S.A. (IT Services)	93,042	706,451

Canada 4.1%
Canadian National Railway Co. (Road & Rail)	6,893	498,247
CCL Industries, Inc., Class B (Containers & Packaging)	2,166	501,415
Constellation Software, Inc. (Software)	1,343	614,245
Dollarama, Inc. (Multiline Retail)	10,072	881,729
Keyera Corp. (Oil, Gas & Consumable Fuels)	17,182	475,540
Linamar Corp. (Auto Components)	6,749	286,958
Royal Bank of Canada (Banks)	9,437	646,186

		3,904,320

China 1.5%
Tencent Holdings, Ltd. (Internet Software & Services)	45,374	1,419,842

Denmark 1.0%
Pandora A/S (Textiles, Apparel & Luxury Goods)	8,827	954,026

France 3.7%
Edenred (Commercial Services & Supplies)	11,348	290,554
Essilor International S.A. (Health Care Equipment & Supplies)	7,547	977,881
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	5,405	1,333,556
Thales S.A. (Aerospace & Defense)	9,307	978,531

		3,580,522

Germany 1.2%
Continental A.G. (Auto Components)	3,322	743,634
Henkel A.G. & Co. KGaA (Household Products)	3,480	406,180

		1,149,814

Hong Kong 0.9%
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	34,200	842,431

Indonesia 1.0%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	956,986	926,185

	Shares	Value
Ireland 0.5%
James Hardie Industries PLC (Construction Materials)	29,757	$505,134

Israel 1.7%
♦Check Point Software Technologies, Ltd. (Software) (a)	16,200	1,684,962

Japan 5.0%
Koito Manufacturing Co., Ltd. (Auto Components)	18,000	928,459
Kose Corp. (Personal Products)	9,100	862,857
Start Today Co., Ltd. (Internet & Direct Marketing Retail)	22,100	471,837
Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	20,700	498,583
Tsuruha Holdings, Inc. (Food & Staples Retailing)	7,900	800,807
Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	15,900	745,970
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	14,600	527,814

		4,836,327

Netherlands 2.3%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	9,855	1,302,698
Randstad Holding N.V. (Professional Services)	7,166	427,062
Wolters Kluwer N.V. (Professional Services)	11,154	473,730

		2,203,490

New Zealand 0.3%
Bioverativ, Inc. (Biotechnology) (a)	4,165	244,944

Norway 0.5%
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	20,738	453,115

Portugal 0.8%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	40,055	735,197

Singapore 0.5%
Singapore Exchange, Ltd. (Capital Markets)	88,300	467,681

Spain 2.2%
Amadeus IT Group S.A. (IT Services)	19,533	1,053,226
Industria de Diseno Textil S.A. (Specialty Retail)	28,822	1,105,446

		2,158,672

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2017, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Sweden 1.8%
Atlas Copco AB, Class B (Machinery)	24,187	$804,477
Skanska AB (Construction & Engineering)	37,500	897,141

		1,701,618

Switzerland 2.2%
Chubb, Ltd. (Insurance)	1,952	267,912
Nestle S.A. Registered (Food Products)	7,553	581,847
Roche Holding A.G. (Pharmaceuticals)	3,686	964,287
Schindler Holding A.G. Registered (Machinery)	1,476	293,123

		2,107,169

United Kingdom 8.0%
Admiral Group PLC (Insurance)	26,808	698,253
Burberry Group PLC (Textiles, Apparel & Luxury Goods)	32,524	679,899
Compass Group PLC (Hotels, Restaurants & Leisure)	12,284	247,881
Delphi Automotive PLC (Auto Components)	3,255	261,702
Hargreaves Lansdown PLC (Capital Markets)	33,944	605,827
Howden Joinery Group PLC (Trading Companies & Distributors)	45,143	270,712
InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	19,053	1,010,788
Prudential PLC (Insurance)	22,874	508,389
RELX N.V. (Professional Services)	50,151	969,946
Rightmove PLC (Internet Software & Services)	9,172	497,279
Unilever PLC (Personal Products)	20,772	1,068,622
WPP PLC (Media)	43,305	927,145

		7,746,443

United States 54.9%
♦AbbVie, Inc. (Biotechnology)	24,239	1,598,320
Accenture PLC, Class A (IT Services)	12,345	1,497,448
♦Alaska Air Group, Inc. (Airlines)	17,771	1,512,134
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,685	361,455
♦Alphabet, Inc., Class A (Internet Software & Services) (a)	1,873	1,731,626
Ambarella, Inc. (Semiconductors & Semiconductor Equipment) (a)	15,848	890,975
American Express Co. (Consumer Finance)	6,056	479,938
American Outdoor Brands Corp. (Leisure Products) (a)	31,794	704,237
American Woodmark Corp. (Building Products) (a)	4,632	425,681
♦Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	20,704	1,577,645
♦Apple, Inc. (Technology Hardware, Storage & Peripherals)	11,472	1,647,953
Automatic Data Processing, Inc. (IT Services)	10,691	1,117,103
Bank of Hawaii Corp. (Banks)	7,168	584,049

	Shares	Value
United States (continued)
Becton Dickinson & Co. (Health Care Equipment & Supplies)	2,414	$451,346
Biogen, Inc. (Biotechnology) (a)	1,223	331,690
Brunswick Corp. (Leisure Products)	18,732	1,063,041
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	7,535	547,794
♦Celgene Corp. (Biotechnology) (a)	13,044	1,618,108
Centene Corp. (Health Care Providers & Services) (a)	14,020	1,043,088
Cerner Corp. (Health Care Technology) (a)	9,288	601,398
Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	14,345	920,375
Comcast Corp., Class A (Media)	6,694	262,338
Core Laboratories N.V. (Energy Equipment & Services)	1,998	221,418
Costco Wholesale Corp. (Food & Staples Retailing)	7,367	1,307,790
Discover Financial Services (Consumer Finance)	12,258	767,228
Dollar General Corp. (Multiline Retail)	2,916	212,022
E.I. du Pont de Nemours & Co. (Chemicals)	6,249	498,358
Estee Lauder Cos., Inc. Class A (Personal Products)	7,756	675,858
Expeditors International of Washington, Inc. (Air Freight & Logistics)	16,070	901,366
♦F5 Networks, Inc. (Communications Equipment) (a)	12,001	1,549,689
Facebook, Inc. Class A (Internet Software & Services) (a)	3,327	499,882
FactSet Research Systems, Inc. (Capital Markets)	2,587	422,354
HealthSouth Corp. (Health Care Providers & Services)	12,230	573,587
Henry Schein, Inc. (Health Care Providers & Services) (a)	5,556	965,633
Hexcel Corp. (Aerospace & Defense)	9,986	516,775
Home Depot, Inc. (Specialty Retail)	1,657	258,658
Jack Henry & Associates, Inc. (IT Services)	4,821	467,251
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	3,207	510,811
♦Lam Research Corp. (Semiconductors & Semiconductor Equipment)	12,752	1,847,127
Manhattan Associates, Inc. (Software) (a)	9,133	426,420
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	3,756	354,642
MasterCard, Inc. Class A (IT Services)	4,787	556,824
Microsoft Corp. (Software)	14,056	962,274
Monster Beverage Corp. (Beverages) (a)	10,457	474,539
Moody’s Corp. (Capital Markets)	7,855	929,404
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	20,481	1,134,852
NVR, Inc. (Household Durables) (a)	262	553,147
Paychex, Inc. (IT Services)	18,762	1,112,211

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United States (continued)
Pfizer, Inc. (Pharmaceuticals)	27,572	$935,242
Public Storage (Real Estate Investment Trusts)	2,860	598,827
Rollins, Inc. (Commercial Services & Supplies)	12,822	497,878
Signature Bank (Banks) (a)	4,463	617,902
Southwest Airlines Co. (Airlines)	17,952	1,009,261
Starbucks Corp. (Hotels, Restaurants & Leisure)	8,010	481,081
TJX Cos., Inc. (Specialty Retail)	14,510	1,141,066
Total System Services, Inc. (IT Services)	6,204	355,551
U.S. Bancorp (Banks)	12,581	645,154
Union Pacific Corp. (Road & Rail)	8,560	958,378
United Parcel Service, Inc., Class B (Air Freight & Logistics)	7,654	822,499
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	9,518	1,664,508
Universal Health Services, Inc. Class B (Health Care Providers & Services)	3,465	418,433
Visa, Inc., Class A (IT Services)	9,455	862,485
WABCO Holdings, Inc. (Machinery) (a)	7,696	914,823
Western Alliance Bancorp (Banks) (a)	13,567	649,859
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	8,636	294,660
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	4,936	324,542

		52,860,011

Total Common Stocks (Cost $85,607,443)		94,416,085

	Principal Amount	Value
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
United States 1.8%
Fixed Income Clearing Corp. 0.09%, dated 4/28/17 due 5/1/17 Proceeds at Maturity $1,770,410 (Collateralized by a United States Treasury Bond with a rate of 7.25% and a maturity date of 8/15/22, with a Principal Amount of $1,410,000 and a Market Value of $1,810,564)	$1,770,397	$1,770,397

Total Short-Term Investment (Cost $1,770,397)		1,770,397

Total Investments (Cost $87,377,840) (b)	99.9%	96,186,482
Other Assets, Less Liabilities	0.1	69,372
Net Assets	100.0%	$96,255,854

(a)	Non-income producing security.

(b)	As of April 30, 2017, cost was $87,377,840 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,716,348
Gross unrealized depreciation	(907,706)

Net unrealized appreciation	$8,808,642

The following is a summary of the fair valuations according to the inputs used as of April 30, 2017, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$94,416,085	$—	$—	$94,416,085
Short-Term Investment
Repurchase Agreement	—	1,770,397	—	1,770,397

Total Investments in Securities	$94,416,085	$1,770,397	$—	$96,186,482

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited)

Assets
Investment in securities, at value (identified cost $87,377,840)	$96,186,482
Receivables:
Dividends and interest	148,413
Prepaid offering costs (See Note 2)	10,805
Other assets	15,683

Total assets	96,361,383

Liabilities
Payables:
Manager (See Note 3)	56,890
Professional fees	14,990
Custodian	9,782
Shareholder communication	7,687
Transfer agent (See Note 3)	895
Trustees	120
NYLIFE Distributors (See Note 3)	34
Accrued expenses	15,131

Total liabilities	105,529

Net assets	$96,255,854

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,465
Additional paid-in capital	88,015,204

88,023,669
Undistributed net investment income	143,938
Accumulated net realized gain (loss) on investments and foreign currency transactions	(720,717)
Net unrealized appreciation (depreciation) on investments	8,808,642
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	322

Net assets	$96,255,854

Class A
Net assets applicable to outstanding shares	$28,468

Shares of beneficial interest outstanding	2,505

Net asset value per share outstanding	$11.36
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.02

Investor Class
Net assets applicable to outstanding shares	$28,291

Shares of beneficial interest outstanding	2,505

Net asset value per share outstanding	$11.32
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.98

Class C
Net assets applicable to outstanding shares	$28,466

Shares of beneficial interest outstanding	2,500

Net asset value and offering price per share outstanding	$11.36

Class I
Net assets applicable to outstanding shares	$96,170,629

Shares of beneficial interest outstanding	8,457,706

Net asset value and offering price per share outstanding	$11.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$702,385
Interest	494
Other income	61

Total income	702,940

Expenses
Manager (See Note 3)	332,748
Offering (See Note 2)	32,064
Professional fees	22,496
Custodian	12,673
Registration	10,468
Shareholder communication	7,540
Transfer agent (See Note 3)	2,730
Trustees	1,078
Distribution/Service—Class A (See Note 3)	33
Distribution/Service—Investor Class (See Note 3)	33
Distribution/Service—Class C (See Note 3)	132
Miscellaneous	5,300

Total expenses before waiver/reimbursement	427,295
Expense waiver/reimbursement from Manager (See Note 3)	(3,982)

Net expenses	423,313

Net investment income (loss)	279,627

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(141,876)
Foreign currency transactions	(8,756)

Net realized gain (loss) on investments and foreign currency transactions	(150,632)

Net change in unrealized appreciation (depreciation) on:
Investments	10,693,772
Translation of other assets and liabilities in foreign currencies	2,507

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,696,279

Net realized and unrealized gain (loss) on investments and foreign currency transactions	10,545,647

Net increase (decrease) in net assets resulting from operations	$10,825,274

(a)	Dividends recorded net of foreign withholding taxes in the amount of $44,938.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2017 (Unaudited) and the period June 30, 2016 (inception date) through October 31, 2016

	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$279,627	$148,359
Net realized gain (loss) on investments and foreign currency transactions	(150,632)	(569,175)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,696,279	(1,887,315)

Net increase (decrease) in net assets resulting from operations	10,825,274	(2,308,131)

Dividends to shareholders:
From net investment income:
Class A	(54)	—
Investor Class	(56)	—
Class I	(284,897)	—

Total dividends to shareholders	(285,007)	—

Capital share transactions:
Net proceeds from sale of shares	2,841,204	85,951,793
Net asset value of shares issued to shareholders in reinvestment of dividends	284,363	—
Cost of shares redeemed	(456,175)	(597,467)

Increase (decrease) in net assets derived from capital share transactions	2,669,392	85,354,326

Net increase (decrease) in net assets	13,209,659	83,046,195

Net Assets
Beginning of period	83,046,195	—

End of period	$96,255,854	$83,046,195

Undistributed net investment income at end of period	$143,938	$149,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2017*	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.10	$10.00

Net investment income (loss)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.26	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)	(0.00)

Total from investment operations	1.28	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$11.36	$10.10

Total investment return (b)	12.71%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.38%	0.22%
Net expenses††	1.20%	1.20%
Expenses (before waiver/reimbursement)††	1.21%	1.61%
Portfolio turnover rate	29%	26%
Net assets at end of period (in 000’s)	$28	$25

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	Six months ended April 30, 2017*	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.10	$10.00

Net investment income (loss)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.22	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)	(0.00)

Total from investment operations	1.24	0.10

Less dividends:
From net investment income	(0.02)	—

Net asset value at end of period	$11.32	$10.10

Total investment return (b)	12.72%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.38%	0.23%
Net expenses††	1.21%	1.20%
Expenses (before waiver/reimbursement)††	1.22%	1.61%
Portfolio turnover rate	29%	26%
Net assets at end of period (in 000’s)	$28	$25

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2017*		June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.08		$10.00

Net investment income (loss)	(0.02	)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.30		0.10
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)		(0.00)

Total from investment operations	1.28		0.08

Net asset value at end of period	$11.36		$10.08

Total investment return (b)	12.70	% (c)	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.36%)		(0.50%)
Net expenses††	1.94%		1.95%
Expenses (before waiver/reimbursement)††	1.95%		2.36%
Portfolio turnover rate	29%		26%
Net assets at end of period (in 000’s)	$28		$25

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class I	Six months ended April 30, 2017*	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.11	$10.00

Net investment income (loss)	0.03 (a)	0.02
Net realized and unrealized gain (loss) on investments	1.26	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)	(0.00)

Total from investment operations	1.29	0.11

Less dividends:
From net investment income	(0.03)	—

Net asset value at end of period	$11.37	$10.11

Total investment return (b)	12.83%	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.63%	0.63%
Net expenses††	0.95%	0.95%
Expenses (before waiver/reimbursement)††	0.96%	1.36%
Portfolio turnover rate	29%	26%
Net assets at end of period (in 000’s)	$96,171	$82,970

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A, Investor Class, Class C and Class I shares, inception date was June 30, 2016. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of the period ended April 30, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

18	MainStay Epoch Capital Growth Fund

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2017, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2017, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2017, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of

19

Notes to Financial Statements (Unaudited) (continued)

purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains during the six-month period ended April 30, 2017, the Fund, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of

Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default

20	MainStay Epoch Capital Growth Fund

on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2017, the Fund did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of

21

Notes to Financial Statements (Unaudited) (continued)

the Fund, except for Class R6 and Class T. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2017, New York Life Investments earned fees from the Fund in the amount of $332,748 and waived its fees and/or reimbursed expenses in the amount of $3,982.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2017, the Fund was advised by the Distributor that there were no initial sales charges retained on sales of Class A and Investor Class shares.

During the six-month period ended April 30, 2017, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2017, transfer agent expenses incurred by the Fund were as follows:

Class I	$2,730

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2017, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$28,468	100.0%
Investor Class	28,291	100.0
Class C	28,300	99.4
Class I	5,618,221	5.8

Note 4–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 5–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended April 30, 2017, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

22	MainStay Epoch Capital Growth Fund

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2017, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2017, purchases and sales of securities, other than short-term securities, were $28,545 and $25,529, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	5	54

Net increase (decrease)	5	$54

Year ended October 31, 2016:
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Investor Class	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	5	56

Net increase (decrease)	5	$56

Year ended October 31, 2016:
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Class I	Shares	Amount
Six-month period ended April 30, 2017:
Shares sold	266,712	$2,841,204
Shares issued to shareholders in reinvestment of dividends and distributions	27,571	284,253
Shares redeemed	(41,966)	(456,175)

Net increase (decrease)	252,317	$2,669,282

Year ended October 31, 2016:
Shares sold	8,262,912	$85,876,793
Shares redeemed	(57,523)	(597,467)

Net increase (decrease)	8,205,389	$85,279,326

Note 9–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2017, events and transactions subsequent to April 30, 2017, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its June 21-22, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with the June 2016 meeting, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the expected profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). The Board in particular considered materials provided in connection with its March 2016 meeting regarding the proposed establishment of the Fund. Other information relevant to the Board’s consideration of the Agreements that was provided to the Board at its meetings throughout the year included, among other items, periodic reports on New York Life Investments’ and Epoch’s legal and compliance matters, risk management and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

The Board also received an overview of the Fund’s proposed distribution arrangements. In addition, the Board received information regarding the Fund’s anticipated payment of Rule 12b-1 distribution and service fees. New York Life Investments also provided the Board with information regarding the anticipated revenue sharing payments likely to be made to intermediaries that will promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own busi-

ness judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s proposed fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s proposed management fee and projected overall total ordinary operating expenses as compared to certain peer funds.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments will supply to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York

24	MainStay Epoch Capital Growth Fund

Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments will be set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that are likely to benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch proposed to provide to the Fund. The Board evaluated Epoch’s experience in managing other portfolios, including those with similar investment strategies to the Fund. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment processes, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by New York Life Investments and Epoch. The Fund discloses information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the anticipated costs of the services to be provided by New York Life Investments and Epoch under the Agreements and the profits expected to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are to be paid by New York Life Investments, not the Fund, the Board primarily considered the profits expected to be realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and Epoch and the expected profits to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to provide high-quality services to the Fund. The Board also recognized that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s potential profitability with respect to the Fund and noting that other profitability methodologies may also be

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other anticipated revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the contract review process.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits expected to be realized by Epoch due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Epoch and will be based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s proposed expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s proposed management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the fees to be paid to Epoch will be paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any proposed contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it may make to intermediaries in connection with the services it will provide to the Fund.

The Board considered that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense

26	MainStay Epoch Capital Growth Fund

ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s proposed management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782), visiting the Fund’s website at mainstayinvestments.com or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch Capital Growth Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund1

MainStay ICAP Select Equity Fund1

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.4

Paris, France

Cornerstone Capital Management Holdings LLC4

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. On May 8, 2017, the Fund merged into MainStay Epoch U.S. Equity Yield Fund. Former shareholders of this Fund can request the Fund’s Semiannual Report by calling 800-MAINSTAY (624-6782).

2. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736838 MS144-17	MSECG10-06/17 (NYLIM) NL283

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By: /s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer
Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer
Date: July 5, 2017
By: /s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer
Date: July 5, 2017

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.